UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05962

Name of Registrant: Vanguard Variable Insurance Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2015 – December 31, 2015

Item 1: Reports to Shareholders

Annual Report | December 31, 2015

Vanguard Variable Insurance Fund

Balanced Portfolio Growth Portfolio REIT Index Portfolio

Capital Growth Portfolio High Yield Bond Portfolio Short-Term Investment-Grade Portfolio

Conservative Allocation Portfolio International Portfolio Small Company Growth Portfolio

Diversified Value Portfolio Mid-Cap Index Portfolio Total Bond Market Index Portfolio

Equity Income Portfolio Moderate Allocation Portfolio Total Stock Market Index Portfolio
(with underlying Equity Index Portfolio)
Equity Index Portfolio Money Market Portfolio

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents

A Message from Vanguard's Chairman	1
Market Perspective	2
Balanced Portfolio	3
Capital Growth Portfolio	25
Conservative Allocation Portfolio	37
Diversified Value Portfolio	47
Equity Income Portfolio	58
Equity Index Portfolio	73
Growth Portfolio	87
High Yield Bond Portfolio	102
International Portfolio	120
Mid-Cap Index Portfolio	137
Moderate Allocation Portfolio	150
Money Market Portfolio	160
REIT Index Portfolio	173
Short-Term Investment-Grade Portfolio	185
Small Company Growth Portfolio	223
Total Bond Market Index Portfolio	239
Total Stock Market Index Portfolio
(with underlying Equity Index Portfolio)	295

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails.
At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

A Message from Vanguard’s Chairman

Dear Planholder,

During most of 2015, investors kept a watchful eye on U.S. economic indicators, seeking clues as to when the Federal Reserve would raise interest rates for the first time in nearly a decade. And as soon as the answer was revealed in mid-December, speculation turned to when the next rise would occur.

Other global developments—Greece again teetering on the brink of leaving the euro zone, for example, and oil prices that continued to fall—also held investors’ attention. Meanwhile, the impact of other changes remains to be seen. These include the election of new leaders in Argentina and Canada and the International Monetary Fund’s addition of China’s renminbi to its basket of reserve currencies.

Every day, Vanguard’s global economists analyze such developments, along with reams of data, and use proprietary economic indicators and statistical models to help frame investment expectations. To treat the future with the deference it deserves, they present a range and probabilities of potential longer-term outcomes, along with thoughtful analysis to spark discussion and help investors reach their goals.

In that spirit, here are some highlights from Vanguard’s latest Economic and Investment Outlook (You can read the entire paper at vanguard.com/research.):

• Global economic growth will remain “frustratingly fragile” in 2016. Longer-term, we think the global economy will ultimately converge toward a more balanced, healthier equilibrium after the debt-deleveraging cycle in the global private sector is complete (notably in China).

• At full employment, the U.S. economy is unlikely to accelerate in 2016. Yet it is on course to experience its longest expansion in nearly a century, underscoring that it is resilient in the face of global headwinds, though not immune to them.

• We anticipate a “dovish tightening” by the Fed. We see a high likelihood of an extended pause in interest rates at, say, 1%. And we expect the global low-rate environment to continue.

• Although not bearish, our outlook for global stocks and bonds remains guarded, given the low-interest-rate and low-earnings-yield environment.

Given this muted outlook, what’s the best course of action for an investor? Focus on what you can control. For example, if you’re still in saving mode, consider saving more than you think you may need, to help prepare for volatility that may lie ahead. And even if you’re spending down your assets, it’s important to continue paying attention to costs because the lower your costs, the more of your returns you can hold on to. (Keeping costs low is one of Vanguard’s four timeless principles for investing success, summarized on the facing page.)

This report starts with a brief overview of the financial markets during the past year. In the pages that follow, you’ll find a review of the performance of your portfolio. Each portfolio in Vanguard Variable Insurance Fund can serve as part of an investment program that includes a combination of stock, bond, and money market funds appropriate for your own long-term goals, risk tolerance, and time horizon.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
January 15, 2016

Market Perspective

Key drivers were similar to 2014, but market returns were lower
Many of the forces that influenced capital markets during 2014 continued in 2015. Stock and bond returns, however, were generally lower.

Oil prices fell again, especially later in 2015, and other commodity prices also declined. Among other factors that again influenced the markets, the stronger U.S. dollar held back international stock and bond returns for U.S. investors, central bank policies diverged, merger-and-acquisition activity was brisk (a record volume of deals was announced), and economic growth in the United States was generally stronger than elsewhere.

The broad U.S. market outpaced many international stock markets
Ending more than a year of speculation, the Federal Reserve raised its short-term interest rate target to 0.25%–0.5% in mid-December and signaled that future increases were likely to be gradual. Soon after, Congress averted a federal government shutdown by approving tax and spending legislation to fund it through September 2016.

With these uncertainties removed, the broad U.S. stock market bounced back from its third-quarter drubbing with a return of more than 6% in the fourth quarter. For the 12 months ended December 31, 2015, it eked out a modest total return of 0.48%, the seventh straight calendar-year advance. Large-company stocks (as represented by the Russell 1000 Index) mostly outperformed smaller ones, as they had in 2014. Growth-oriented stocks of all sizes generally outpaced their value-oriented counterparts.

International stocks returned –4.72% for U.S.-based investors, held back in part by the stronger dollar. Measured in local currencies, the broad international market advanced. European markets were disappointed when additional monetary easing announced by the European Central Bank (ECB) in December fell short of expectations. But developed markets in Europe and the Pacific were ahead of emerging markets, which declined for the year in both dollars and local currencies; resource-rich and export-dependent developing economies have been hit hard by slower growth in China.

Central bank policies continued to diverge across the globe
While investors awaited the Fed’s move, many other central banks—including the People’s Bank of China—pursued monetary stimulus during 2015. The ECB’s significant bond-buying program and other steps helped push yields on many European sovereign bonds into negative territory.

After the Fed’s action, some other central banks also raised rates, but the Bank of Japan paved the way for additional stimulus if needed.

The broad U.S. bond market returned 0.55% for the 12 months. The benchmark 10-year Treasury note’s yield settled at 2.30%, up slightly from 2.19% at year-end 2014. Intermediate-term and higher-quality bonds were some of the best performers. High-yield bonds (not included in the investment-grade index) struggled; oil and gas-related companies, pinched by lower prices, make up a sizable slice of this segment of the bond market.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –6.02% for U.S. dollar-based investors. After hedging for currency exposure, the broad market advanced modestly.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2015
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	0.92%	15.01%	12.44%
Russell 2000 Index (Small-caps)	-4.41	11.65	9.19
Russell 3000 Index (Broad U.S. market)	0.48	14.74	12.18
FTSE All-World ex US Index (International)	-4.72	2.04	1.48

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.55%	1.44%	3.25%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.30	3.16	5.35
Citigroup Three-Month U.S. Treasury Bill Index	0.03	0.02	0.04

CPI
Consumer Price Index	0.73%	1.00%	1.53%

Vanguard® Balanced Portfolio

Advisor’s Report

Vanguard Balanced Portfolio returned 0.09% for the 12 months ended December 31, 2015. This result lagged the 1.38% return of its blended benchmark (a mix of 65% large-capitalization stocks and 35% high-quality corporate bonds) but was ahead of the –1.20% average return of peer funds. The stock portfolio lagged its benchmark, the Standard & Poor’s 500 Index (+1.38%), while the bond portfolio modestly outperformed its benchmark, the Barclays U.S. Credit A or Better Bond Index (+0.69%).

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The investment environment
The S&P 500 Index outperformed the MSCI World Index and the MSCI EAFE Index, both of which declined slightly. Large-cap growth stocks generally outperformed large-cap value stocks, as measured by the Russell 1000 Growth and Russell 1000 Value Indexes.

This was a challenge for the equity portfolio compared with the S&P 500 benchmark, as our investment strategy is aimed at identifying undervalued stocks. In addition, stock returns in the S&P 500 Index were narrow and largely driven by big names such as Amazon.com, Facebook, and Alphabet (formerly known as Google). Although we did own Alphabet during the period, these companies typically have below-market yields and therefore would not meet our criteria for the portfolio’s equity portion.

The U.S. fixed income market rose modestly, with the Barclays U.S. Aggregate Bond Index returning 0.55%. The yield of the 10-year U.S. Treasury note increased from 2.19% to 2.30%. Investors grappled with a mixed global economic picture, accommodative monetary policies, and the risk that Greece might exit the euro zone.

Greece took center stage over the summer after debt negotiations broke off and it defaulted on its payment to the International Monetary Fund, producing a risk-off tone throughout the global financial markets. Fears further escalated in late August, amid an unexpected devaluation in China’s currency and deepening concerns about China’s economic slowdown and the potential spillover effects. The slide in oil prices, weakening emerging-market fundamentals, and fears of commodity-related defaults in the credit sector all weighed on investor sentiment.

At its mid-December meeting, the Federal Reserve raised the federal funds rate from a target range of 0%–0.25% to 0.25%–0.5%, ending seven years of near-zero interest rates. The Fed also reiterated that any further increase would most likely be gradual and would depend on the direction of economic data.

Our successes
In the stock portfolio, strong security selection in the information technology and financial sectors contributed to relative returns. Our overweight position and selection in health care also helped results. In IT, our positions in Microsoft and Accenture drove relative returns; in financials, relative performance was boosted by strong performance from MUFG and JPMorgan Chase and by our avoidance of weak-performing benchmark constituents Berkshire Hathaway and American Express.

Pharmaceutical company Eli Lilly was the equity portfolio’s top absolute and relative contributor during the year. Shares rose more than 25% as investors were encouraged by management’s greater focus on new product launches and pipeline advancements, boosting the stock price.

For the fixed income portfolio, selection in corporate bonds generated favorable results, particularly among financial issuers. Selection in taxable municipal

Total Returns
		Ten Years Ended
		December 31, 2015
	Year Ended	Average
	December 31, 2015	Annual Return
Vanguard Balanced Portfolio	0.09%	7.31%
Composite Stock/Bond Index[1]	1.38	6.71
Variable Insurance Mixed-Asset Target Growth Funds Average[2]	-1.20	4.97

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mixed-Asset
		Target Growth
	Portfolio	Funds Average
Balanced Portfolio	0.25%	0.61%

1 Weighted 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the Balanced expense ratio was 0.23%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard Balanced Portfolio

bonds and an out-of-benchmark allocation to collateralized loan obligations (a form of asset-backed security) also helped relative returns.

Our shortfalls
In the equity portfolio, weak security selection and an underweight allocation to the strong-performing consumer discretionary sector hurt relative results. Selection in consumer staples and industrials also detracted.

In consumer discretionary, Twenty-First Century Fox detracted from relative performance amid weak U.S. broadcast ratings and industry concerns about the health of the pay TV market. Not owning the strong-performing benchmark constituent Amazon.com also hurt. In consumer staples, our position in Wal-Mart Stores detracted. In industrials, our allocation to U.S.-based CSX hindered results as transportation companies generally struggled during the period. CSX’s stock was also hurt by coal industry difficulties and sluggish global growth. Although coal remains weak in the near term, we continue to hold CSX because we like its fundamentals and we believe it is trading at an attractive valuation.

The bond portfolio’s yield curve positioning detracted during the period as the curve steepened. In industrials, our overweight allocation to, and credit selection among, communications issuers also hurt relative performance.

Portfolio positioning
In the equity portfolio, our largest sector overweights were in financials and health care, and our largest underweights were in information technology and consumer discretionary.

Within health care, we favor large-cap pharmaceutical companies, including Merck and AstraZeneca. We believe that their solid pipelines are underappreciated by investors and should be sufficient for a return to modest growth. Although we are overweighted in the health care sector overall, our allocation to the biotechnology industry is significantly lower than the industry’s weighting in the S&P 500 Index.

We believe that our holdings in financials—the largest absolute sector weighting at year-end— have already discounted the low interest rates and stand to benefit from rising rates. We continue to find opportunities, particularly among banks and insurance companies, which have improved in quality in part because of increased regulation. We believe that financial companies, with less leverage and more solid underwriting than they have had historically, could withstand a future recessionary environment better than many investors are forecasting.

A sharp decline in oil prices has created a buying opportunity in the energy sector. Weak global consumption did not slow overall production as quickly as anticipated, which led to heightened uncertainty about oil. We took advantage of apathy toward the sector to add to positions in companies we believe will benefit most from the eventual rebound in oil prices, such as Exxon Mobil, Chevron, and Anadarko. Although timing the bottom in the price of oil is difficult, we believe it should occur in the next six to 12 months as oil companies reduce production; the portfolio will be positioned to advance with the recovery. As a result, we increased our energy sector exposure.

We continue to seek investment ideas that fit with our process and philosophy. For equities, we remain focused on the significance of dividends, positive capital stewardship, and franchise value. We believe we have a solid portfolio of undervalued market leaders, stocks in industries with improving supply/demand trends, and solid companies that are temporarily out of favor.

For the fixed income portfolio, we expect rates to continue to rise over the long-term as the U.S. recovery lengthens and broadens, and we remain disposed to continue to reduce the portfolio’s sensitivity to interest rates. We believe the bond portfolio is positioned for continued growth in the U.S. economic cycle, and we expect a slow and steady increase in rates as the Fed continues to adjust its monetary policy.

Our outlook is not without uncertainty, however. External forces can greatly affect our capital markets. In particular, quantitative-easing programs in Europe and Japan, tensions in Ukraine and the Middle East, rising credit concerns in the South American sovereign states, sovereign wealth funds’ sales of portions of their massive U.S. Treasury holdings to finance internal needs, and, most recently, the routs in commodities and Chinese equities represent risks we should not ignore. The sharp decline in oil and other energy prices adds to uncertainty; lower energy prices have boosted consumer spending but have also lowered the inflation numbers that drive Fed decision makers as well as depressed capital investment in the energy sector. Even the act of raising interest rates can create concerns and higher volatility.

Greater clarity about banks’ new regulatory environment makes them less inclined to support trading activities in the fixed income markets in which we invest. Companies such as Morgan Stanley, Credit Suisse, UBS, RBS, and Deutsche Bank have announced cutbacks, and we expect to see more of the same from other large market makers. This leads us toward holding more liquidity in fixed income, notably with Treasury bonds and agency mortgage-backed securities as our “all-weather” liquidity buffer. With this buffer, we seek to provide downside protection for shareholders if the economic cycle takes an unfavorable turn.

Edward P. Bousa, CFA, Senior Managing Director and Equity Portfolio Manager

John C. Keogh, Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

January 13, 2016

Vanguard Balanced Portfolio

Portfolio Profile
As of December 31, 2015

Total Portfolio Characteristics

Yield[1]	2.43%
Turnover Rate	45%
Expense Ratio[2]	0.25%
Short-Term Reserves	2.3%

Total Portfolio Volatility Measures[3]
	Portfolio Versus	Portfolio Versus
	Composite Index[4]	Broad Index[5]
R-Squared	0.98	0.94
Beta	1.00	0.65

Equity Characteristics
	Comparative		Broad
	Portfolio	Index[6]	Index[5]
Number of Stocks	93	504	3,960
Median Market Cap	$109.6B	$81.0B	$51.4B
Price/Earnings Ratio	17.7x	20.5x	21.9x
Price/Book Ratio	2.2x	2.8x	2.7x
Dividend Yield	2.7%	2.2%	2.1%
Return on Equity	17.6%	18.3%	17.2%
Earnings Growth Rate	6.7%	9.2%	9.5%
Foreign Holdings	6.3%	0.0%	0.0%

Fixed Income Characteristics
	Comparative		Broad
	Portfolio	Index[7]	Index[8]
Number of Bonds	740	3,331	9,681
Yield to Maturity	2.9%[9]	2.9%	2.6%
Average Coupon	3.6%	3.6%	3.2%
Average Effective
Maturity	9.4 years	9.5 years	7.9 years
Average Duration	6.4 years	6.6 years	5.7 years

Ten Largest Stocks[10] (% of equity portfolio)

Wells Fargo & Co.	Diversified Banks	3.9%
Microsoft Corp.	Systems Software	3.6
Merck & Co. Inc.	Pharmaceuticals	2.9
JPMorgan Chase & Co.	Diversified Banks	2.6
Alphabet Inc.	Internet Software
	& Services	2.6
Verizon	Integrated
Communications	Telecommunication
Inc.	Services	2.5
Comcast Corp.	Cable & Satellite	2.5
Intel Corp.	Semiconductors	2.4
Chevron Corp.	Integrated Oil
	& Gas	2.3
ACE Ltd.	Property
	& Casualty
	Insurance	2.2
Top Ten		27.5%
Top Ten as % of Total Net Assets		17.5%

Sector Diversification (% of equity exposure)
	Comparative Broad
	Portfolio	Index[6]	Index[5]
Consumer Discretionary	6.7%	12.9%	13.4%
Consumer Staples	9.8	10.1	8.8
Energy	8.7	6.5	5.9
Financials	23.9	16.5	18.3
Health Care	18.2	15.2	14.8
Industrials	11.3	10.1	10.6
Information Technology	13.6	20.5	19.8
Materials	1.6	2.8	3.1
Telecommunication
Services	2.5	2.4	2.2
Utilities	3.7	3.0	3.1

Portfolio Asset Allocation

1 30-day SEC yield for the portfolio. See definition on the next page.
2 The expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the Balanced Portfolio’s expense ratio was 0.23%.
3 For an explanation of R-squared, beta, and other terms used here, see definitions on the next page.
4 Composite Stock/Bond Index, weighted 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index.
5 Dow Jones U.S. Total Stock Market Float Adjusted Index.
6 S&P 500 Index.
7 Barclays U.S. Credit A or Better Bond Index.
8 Barclays U.S. Aggregate Bond Index.
9 Before expenses.
10 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Balanced Portfolio

Distribution by Credit Quality[1]
(% of fixed income portfolio)

U.S. Government	20.9%
Aaa	6.2
Aa	12.9
A	40.5
Baa	19.5

Sector Diversification[2]
(% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	5.2%
Finance	25.9
Foreign	2.9
Government Mortgage-Backed	2.3
Industrial	34.1
Treasury	18.3
Utilities	6.1
Other	5.2

Equity Investment Focus

Fixed Income Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Source: Moody’s Investor Services.
2 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Balanced Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2005–December 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2015			of a $10,000
	One Year	Five Years	Ten Years	Investment
Balanced Portfolio	0.09%	9.00%	7.31%	$20,247
S&P 500 Index	1.38	12.57	7.31	19,138
Composite Stock/Bond Index[1]	1.38	9.76	6.71	16,237
Variable Insurance Mixed-Asset
Target Growth Funds Average[2]	-1.20	6.82	4.97	15,552
Dow Jones U.S. Total Stock Market
Float Adjusted Index	0.44	12.14	7.48	20,563

Fiscal-Year Total Returns (%): December 31, 2005–December 31, 2015

Balanced Portfolio
Composite Stock/Bond Index

1 Weighted 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Balanced Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (64.1%)
Consumer Discretionary (4.3%)
Comcast Corp. Class A	649,989	36,679
Ford Motor Co.	1,321,880	18,625
Twenty-First Century Fox
Inc. Class A	595,134	16,164
Lowe’s Cos. Inc.	174,680	13,283
Hilton Worldwide Holdings
Inc.	480,126	10,275
Bayerische Motoren
Werke AG	40,364	4,252
		99,278
Consumer Staples (6.3%)
CVS Health Corp.	316,570	30,951
Coca-Cola Co.	407,980	17,527
Philip Morris International
Inc.	182,720	16,063
PepsiCo Inc.	145,150	14,503
Colgate-Palmolive Co.	217,360	14,481
Mondelez International Inc.
Class A	310,290	13,913
Diageo plc	469,316	12,816
Walgreens Boots Alliance
Inc.	105,900	9,018
Wal-Mart Stores Inc.	139,230	8,535
Costco Wholesale Corp.	43,070	6,956
Diageo plc ADR	7,760	846
		145,609
Energy (5.6%)
Chevron Corp.	382,790	34,436
Exxon Mobil Corp.	357,195	27,843
TOTAL SA	285,573	12,803
Anadarko Petroleum Corp.	237,230	11,525
Royal Dutch Shell plc
Class B	485,276	11,060
EOG Resources Inc.	142,210	10,067
Schlumberger Ltd.	110,944	7,738
Hess Corp.	158,100	7,665
Marathon Oil Corp.	256,590	3,230
Marathon Petroleum Corp.	58,520	3,034
		129,401
Financials (15.2%)
Wells Fargo & Co.	1,067,390	58,023
JPMorgan Chase & Co.	573,018	37,836
ACE Ltd.	283,120	33,083
Prudential Financial Inc.	333,590	27,158
PNC Financial Services
Group Inc.	256,310	24,429

			Market
			Value•
		Shares	($000)
	BlackRock Inc.	61,920	21,085
	Bank of America Corp.	1,063,140	17,893
	Citigroup Inc.	335,590	17,367
	Marsh & McLennan
	Cos. Inc.	254,390	14,106
	MetLife Inc.	250,473	12,075
	Northern Trust Corp.	158,530	11,428
	Mitsubishi UFJ Financial
	Group Inc.	1,681,430	10,415
	US Bancorp	226,080	9,647
	American Tower
	Corporation	94,922	9,203
	Bank of Nova Scotia	209,660	8,479
	American International
	Group Inc.	121,000	7,498
	Hartford Financial Services
	Group Inc.	168,040	7,303
	UBS Group AG	375,603	7,275
*	Synchrony Financial	221,500	6,736
	AvalonBay Communities
	Inc.	23,200	4,272
	BNP Paribas SA	73,853	4,178
	American Express Co.	29,800	2,073
			351,562
Health Care (11.7%)
	Merck & Co. Inc.	826,349	43,648
	Bristol-Myers Squibb Co.	439,970	30,265
	Johnson & Johnson	253,960	26,087
	AstraZeneca plc ADR	746,138	25,331
	Medtronic plc	315,450	24,264
	Pfizer Inc.	671,343	21,671
	Cardinal Health Inc.	197,050	17,591
	Eli Lilly & Co.	203,565	17,152
	UnitedHealth Group Inc.	137,535	16,180
	Novartis AG	159,545	13,724
	Baxter International Inc.	266,600	10,171
	Roche Holding AG	31,877	8,833
*	Celgene Corp.	55,140	6,603
	Gilead Sciences Inc.	43,844	4,437
	Takeda Pharmaceutical Co.
	Ltd.	80,300	4,004
			269,961
Industrials (7.3%)
	United Parcel Service Inc.
	Class B	254,648	24,505
	Honeywell International Inc.	199,370	20,649
	General Electric Co.	552,493	17,210
	Lockheed Martin Corp.	73,820	16,030

		Market
		Value•
	Shares	($000)
CSX Corp.	527,249	13,682
United Technologies Corp.	115,940	11,138
Caterpillar Inc.	160,221	10,889
FedEx Corp.	69,760	10,394
Eaton Corp. plc	189,870	9,881
Canadian National Railway
Co.	155,948	8,714
Raytheon Co.	64,642	8,050
Schneider Electric SE	118,047	6,706
Illinois Tool Works Inc.	56,175	5,206
ABB Ltd. ADR	280,048	4,965
		168,019
Information Technology (8.7%)
Microsoft Corp.	953,060	52,876
* Alphabet Inc. Class A	48,610	37,819
Intel Corp.	1,013,220	34,905
Cisco Systems Inc.	964,146	26,181
Apple Inc.	210,742	22,183
Accenture plc Class A	202,100	21,119
Texas Instruments Inc.	124,020	6,798
		201,881
Materials (1.0%)
Praxair Inc.	118,200	12,104
International Paper Co.	284,420	10,723
BHP Billiton plc	103,979	1,159
		23,986
Telecommunication Services (1.6%)
Verizon Communications
Inc.	803,880	37,155

Utilities (2.4%)
NextEra Energy Inc.	207,090	21,514
Dominion Resources Inc.	249,820	16,898
Exelon Corp.	379,870	10,549
Duke Energy Corp.	87,766	6,266
		55,227
Total Common Stocks
(Cost $1,154,058)		1,482,079

Vanguard Balanced Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (7.1%)
U.S. Government Securities (6.1%)
United States Treasury Note/Bond	0.500%	7/31/16	4,900	4,897
United States Treasury Note/Bond	0.875%	9/15/16	2,200	2,203
United States Treasury Note/Bond	0.625%	12/31/16	4,045	4,038
United States Treasury Note/Bond	0.875%	1/31/17	534	534
United States Treasury Note/Bond	0.500%	3/31/17	12,200	12,147
United States Treasury Note/Bond	0.625%	7/31/17	8,000	7,956
United States Treasury Note/Bond	1.000%	9/15/17	15,000	14,993
United States Treasury Note/Bond	0.750%	10/31/17	9,200	9,151
United States Treasury Note/Bond	1.000%	5/31/18	5,500	5,473
United States Treasury Note/Bond	1.375%	9/30/18	19,000	19,062
United States Treasury Note/Bond	1.750%	9/30/19	17,000	17,117
United States Treasury Note/Bond	1.375%	2/29/20	4,130	4,083
United States Treasury Note/Bond	1.625%	6/30/20	2,840	2,828
United States Treasury Note/Bond	2.250%	11/15/24	550	550
United States Treasury Note/Bond	2.000%	2/15/25	11,780	11,509
United States Treasury Note/Bond	2.875%	5/15/43	13,173	12,827
United States Treasury Note/Bond	3.750%	11/15/43	694	798
United States Treasury Note/Bond	3.375%	5/15/44	4,410	4,726
United States Treasury Note/Bond	3.125%	8/15/44	1,740	1,776
United States Treasury Note/Bond	2.500%	2/15/45	6,210	5,563
142,231
Conventional Mortgage-Backed Securities (0.8%)
[1,2,3] Fannie Mae Pool	3.500%	11/1/25–
		1/1/46	7,500	7,737
[1,2] Fannie Mae Pool	4.500%	11/1/33–
		1/1/46	7,479	8,134
[1,2] Freddie Mac Gold Pool	4.000%	9/1/24–
		9/1/41	10	10
[1,2] Freddie Mac Gold Pool	4.500%	3/1/29–
		1/1/46	1,832	1,993
[1] Ginnie Mae I Pool	7.000%	11/15/31–
		11/15/33	140	165
[1] Ginnie Mae I Pool	8.000%	9/15/30	67	69
				18,108
Nonconventional Mortgage-Backed Securities (0.2%)
[1,2] Fannie Mae REMICS	3.500%	4/25/31	245	254
[1,2] Fannie Mae REMICS	4.000%	9/25/29–
		5/25/31	470	506
[1,2] Freddie Mac REMICS	3.500%	3/15/31	145	150
[1,2] Freddie Mac REMICS	4.000%	12/15/30–
		4/15/31	2,726	2,946
				3,856
Total U.S. Government and Agency Obligations
(Cost $163,046) 164,195
Asset-Backed/Commercial Mortgage-Backed Securities (1.6%)
[1] Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	2,695	2,680
[1] Ally Master Owner Trust Series 2014-5	1.600%	10/15/19	3,715	3,697
[4] American Tower Trust I	1.551%	3/15/18	380	377
[4] American Tower Trust I	3.070%	3/15/23	1,100	1,071
[1] AmeriCredit Automobile Receivables
Trust 2012-1	4.720%	3/8/18	580	587
[1,4,5] Apidos CDO	1.815%	4/17/26	1,295	1,286
[1,4,5] ARES CLO Ltd.	1.835%	4/17/26	1,200	1,192
[1,4,5] Atlas Senior Loan Fund Ltd.	1.861%	10/15/26	355	351
[1,4,5] Atlas Senior Loan Fund V Ltd.	1.867%	7/16/26	305	303
[1] Banc of America Commercial
Mortgage Trust 2006-2	5.834%	5/10/45	141	142
[1] Banc of America Commercial
Mortgage Trust 2006-5	5.414%	9/10/47	411	416
[1] Bear Stearns Commercial Mortgage
Securities Trust 2006-PWR13	5.540%	9/11/41	426	432
[1,4,5] CECLO 2013-20A 144A	1.800%	1/25/26	1,300	1,280
[1,4,5] Cent CLO	1.813%	7/27/26	420	416
[1,4,5] Cent CLO 22 Ltd.	1.824%	11/7/26	935	924
[1,4,5] CIFC Funding Ltd.	1.815%	4/18/25	1,185	1,176

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
[1] COMM 2006-C7 Mortgage Trust	5.768%	6/10/46	363	366
[1] COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	480	485
[1] Credit Suisse Commercial Mortgage
Trust Series 2006-C4	5.467%	9/15/39	272	275
[1,4,5] Dryden Senior Loan Fund	1.667%	4/18/26	1,165	1,152
[1,4] First Investors Auto Owner Trust
2013-2	1.230%	3/15/19	92	91
[1,4] Ford Credit Floorplan Master Owner
Trust A	2.090%	3/15/22	330	329
[1] Ford Credit Floorplan Master Owner
Trust A Series 2012-2	1.920%	1/15/19	772	776
[1,4] Hilton USA Trust 2013-HLT	2.662%	11/5/30	1,165	1,163
[1,4,5] ING Investment Management Co.	1.815%	4/18/26	1,165	1,156
[1] LB-UBS Commercial Mortgage Trust
2006-C4	5.820%	6/15/38	322	324
[1,5] LB-UBS Commercial Mortgage Trust
2008-C1	6.087%	4/15/41	713	762
[1,4,5] Limerock CLO	1.817%	4/18/26	1,300	1,281
[1,4,5] Madison Park Funding XII Ltd.	1.765%	1/19/25	755	749
[1,4,5] Madison Park Funding XIII Ltd.	1.817%	7/20/26	920	913
[1] Merrill Lynch Mortgage Trust 2006-C1	5.666%	5/12/39	351	352
[1,4,5] OZLM VI Ltd.	1.865%	4/17/26	955	949
[1] Santander Drive Auto Receivables
Trust 2013-2	2.570%	3/15/19	515	514
[1] Santander Drive Auto Receivables
Trust 2014-2	2.330%	11/15/19	335	336
[4] SBA Tower Trust	2.898%	10/15/19	1,205	1,185
[1,4,5] Seneca Park CLO Ltd.	1.795%	7/17/26	680	674
[1,4,5] SFAVE Commercial Mortgage
Securities Trust 2015-5AVE	4.144%	1/5/35	700	678
[1,4,5] Shackleton CLO Ltd.	1.795%	7/17/26	660	654
[1,4] Springleaf Funding Trust	2.410%	12/15/22	1,105	1,102
[1,4] Springleaf Funding Trust	3.160%	11/15/24	1,375	1,365
[1,4] Springleaf Funding Trust 2015-B	3.480%	5/15/28	590	588
[1,4] Springleaf Mortgage Loan Trust
2013-1A	2.310%	6/25/58	220	218
[1,4,5] SYMP 14-14AA2 144A	1.801%	7/14/26	1,125	1,116
[1,4,5] Thacher Park CLO 2014-1	1.787%	10/20/26	505	500
[1] Utility Debt Securitization Authority
Series 2013T	3.435%	12/15/25	210	218
[1,4] Westlake Automobile Receivables
Trust	0.970%	10/16/17	325	324
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $37,290)				36,925
Corporate Bonds (22.3%)
Finance (8.7%)
Banking (6.9%)
American Express Centurion Bank	6.000%	9/13/17	500	536
American Express Co.	1.550%	5/22/18	1,635	1,620
American Express Credit Corp.	2.375%	3/24/17	1,920	1,941
American Express Credit Corp.	2.125%	7/27/18	1,235	1,243
American Express Credit Corp.	2.250%	8/15/19	800	800
Bank of America Corp.	6.050%	5/16/16	2,000	2,033
Bank of America Corp.	6.000%	9/1/17	1,010	1,075
Bank of America Corp.	5.750%	12/1/17	500	535
Bank of America Corp.	6.875%	4/25/18	1,250	1,379
Bank of America Corp.	5.625%	7/1/20	85	94
Bank of America Corp.	5.875%	1/5/21	3,000	3,396
Bank of America Corp.	3.300%	1/11/23	120	118
Bank of America Corp.	4.100%	7/24/23	150	155
Bank of America Corp.	4.000%	4/1/24	340	348
Bank of America Corp.	4.000%	1/22/25	875	857
Bank of America Corp.	5.875%	2/7/42	260	303
Bank of America Corp.	5.000%	1/21/44	1,230	1,283
Bank of America Corp.	4.875%	4/1/44	870	898
Bank of America NA	5.300%	3/15/17	2,000	2,080
Bank of Montreal	1.300%	7/15/16	800	802
Bank of Montreal	2.500%	1/11/17	2,030	2,053
Bank of New York Mellon Corp.	2.150%	2/24/20	1,580	1,564

Vanguard Balanced Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Bank of New York Mellon Corp.	3.000%	2/24/25	720	708
	Bank of Nova Scotia	2.050%	10/30/18	1,600	1,606
	Bank of Nova Scotia	2.800%	7/21/21	750	759
[4]	Bank of Tokyo-Mitsubishi UFJ Ltd.	1.700%	3/5/18	1,390	1,379
[4]	Banque Federative du Credit Mutuel
	SA	2.750%	10/15/20	1,200	1,204
[4]	Barclays Bank plc	6.050%	12/4/17	1,400	1,489
	Barclays Bank plc	2.500%	2/20/19	800	805
	Barclays Bank plc	5.125%	1/8/20	240	264
	Barclays Bank plc	5.140%	10/14/20	160	174
	Barclays Bank plc	3.750%	5/15/24	1,150	1,171
	BB&T Corp.	4.900%	6/30/17	1,000	1,042
	Bear Stearns Cos. LLC	6.400%	10/2/17	235	253
	Bear Stearns Cos. LLC	7.250%	2/1/18	425	468
	BNP Paribas SA	2.400%	12/12/18	1,300	1,310
	BNP Paribas SA	3.250%	3/3/23	305	304
	BPCE SA	2.500%	12/10/18	220	222
	BPCE SA	2.500%	7/15/19	1,400	1,404
	BPCE SA	4.000%	4/15/24	775	803
[4]	BPCE SA	5.150%	7/21/24	1,260	1,270
	Capital One Bank USA NA	2.150%	11/21/18	1,215	1,204
	Capital One Financial Corp.	3.150%	7/15/16	300	303
	Capital One Financial Corp.	4.750%	7/15/21	400	434
	Capital One Financial Corp.	3.750%	4/24/24	1,305	1,315
	Capital One Financial Corp.	3.200%	2/5/25	1,050	1,015
	Capital One Financial Corp.	4.200%	10/29/25	310	306
	Citigroup Inc.	1.750%	5/1/18	500	495
	Citigroup Inc.	2.500%	9/26/18	500	504
	Citigroup Inc.	2.550%	4/8/19	1,800	1,812
	Citigroup Inc.	2.500%	7/29/19	965	962
	Citigroup Inc.	2.400%	2/18/20	800	790
	Citigroup Inc.	4.500%	1/14/22	1,975	2,115
	Citigroup Inc.	6.625%	6/15/32	2,000	2,359
	Citigroup Inc.	8.125%	7/15/39	101	144
	Citigroup Inc.	5.300%	5/6/44	270	280
	Compass Bank	2.750%	9/29/19	375	371
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	1,350	1,356
[4]	Credit Agricole SA	2.500%	4/15/19	1,460	1,467
	Credit Suisse	1.750%	1/29/18	840	837
	Credit Suisse	2.300%	5/28/19	2,845	2,848
	Credit Suisse	3.000%	10/29/21	735	733
	Credit Suisse	3.625%	9/9/24	250	252
[4]	Credit Suisse Group Funding
	Guernsey Ltd.	3.800%	9/15/22	1,335	1,331
[4]	Credit Suisse Group Funding
	Guernsey Ltd.	3.750%	3/26/25	1,595	1,555
	Deutsche Bank AG	2.500%	2/13/19	1,000	1,006
	Fifth Third Bank	2.875%	10/1/21	425	424
	Goldman Sachs Group Inc.	5.350%	1/15/16	1,500	1,502
	Goldman Sachs Group Inc.	5.625%	1/15/17	490	509
	Goldman Sachs Group Inc.	5.950%	1/18/18	1,325	1,425
	Goldman Sachs Group Inc.	2.375%	1/22/18	555	560
	Goldman Sachs Group Inc.	5.375%	3/15/20	405	445
	Goldman Sachs Group Inc.	2.600%	4/23/20	170	170
	Goldman Sachs Group Inc.	6.000%	6/15/20	3,350	3,788
	Goldman Sachs Group Inc.	5.250%	7/27/21	865	957
	Goldman Sachs Group Inc.	5.750%	1/24/22	360	409
	Goldman Sachs Group Inc.	3.625%	1/22/23	1,205	1,219
	Goldman Sachs Group Inc.	6.450%	5/1/36	2,000	2,254
	Goldman Sachs Group Inc.	6.750%	10/1/37	1,360	1,589
	Goldman Sachs Group Inc.	4.750%	10/21/45	680	676
[4]	HSBC Bank plc	4.750%	1/19/21	1,700	1,865
	HSBC Holdings plc	4.000%	3/30/22	2,395	2,513
	HSBC Holdings plc	6.500%	5/2/36	1,000	1,191
	HSBC Holdings plc	6.100%	1/14/42	375	472
	HSBC Holdings plc	5.250%	3/14/44	440	455
	HSBC USA Inc.	1.625%	1/16/18	1,005	1,000
	HSBC USA Inc.	2.350%	3/5/20	1,825	1,806

Face					Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	HSBC USA Inc.	3.500%	6/23/24	800	802
	Huntington National Bank	2.200%	4/1/19	560	554
	Huntington National Bank	2.400%	4/1/20	1,160	1,141
[4]	ING Bank NV	3.750%	3/7/17	600	614
[4]	ING Bank NV	1.800%	3/16/18	1,340	1,340
	JPMorgan Chase & Co.	6.000%	1/15/18	1,500	1,617
	JPMorgan Chase & Co.	6.300%	4/23/19	465	521
	JPMorgan Chase & Co.	4.950%	3/25/20	1,000	1,087
	JPMorgan Chase & Co.	4.350%	8/15/21	4,862	5,175
	JPMorgan Chase & Co.	4.500%	1/24/22	495	533
	JPMorgan Chase & Co.	3.250%	9/23/22	970	976
	JPMorgan Chase & Co.	3.375%	5/1/23	875	856
	JPMorgan Chase & Co.	3.875%	2/1/24	800	819
	JPMorgan Chase & Co.	3.900%	7/15/25	370	379
	JPMorgan Chase & Co.	4.125%	12/15/26	765	763
	JPMorgan Chase & Co.	4.250%	10/1/27	1,895	1,883
	JPMorgan Chase & Co.	5.400%	1/6/42	750	843
	JPMorgan Chase & Co.	5.625%	8/16/43	400	432
	JPMorgan Chase & Co.	4.950%	6/1/45	400	400
[4]	Macquarie Bank Ltd.	2.400%	1/21/20	330	326
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	495	486
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	685	663
	Morgan Stanley	5.450%	1/9/17	1,000	1,038
	Morgan Stanley	1.875%	1/5/18	255	255
	Morgan Stanley	2.125%	4/25/18	1,375	1,377
	Morgan Stanley	2.500%	1/24/19	2,500	2,509
	Morgan Stanley	5.625%	9/23/19	645	711
	Morgan Stanley	5.750%	1/25/21	1,740	1,956
	Morgan Stanley	3.700%	10/23/24	750	751
	Morgan Stanley	6.250%	8/9/26	3,000	3,521
	Morgan Stanley	4.300%	1/27/45	850	805
	National City Corp.	6.875%	5/15/19	1,000	1,130
[4]	Nationwide Building Society	2.350%	1/21/20	785	780
	Northern Trust Corp.	3.450%	11/4/20	255	266
	PNC Bank NA	4.875%	9/21/17	1,500	1,568
	PNC Bank NA	3.300%	10/30/24	460	461
	PNC Bank NA	2.950%	2/23/25	1,105	1,067
	PNC Bank NA	4.200%	11/1/25	255	269
	PNC Financial Services Group Inc.	3.900%	4/29/24	580	594
	Santander Bank NA	2.000%	1/12/18	715	710
	Santander Holdings USA Inc.	2.650%	4/17/20	580	566
	Santander Issuances SAU	5.179%	11/19/25	800	781
[4]	Skandinaviska Enskilda Banken AB	2.450%	5/27/20	1,600	1,593
	State Street Corp.	5.375%	4/30/17	2,775	2,919
	Svenska Handelsbanken AB	2.875%	4/4/17	1,000	1,017
	Synchrony Financial	3.000%	8/15/19	1,055	1,054
	Synchrony Financial	2.700%	2/3/20	405	398
	UBS AG	1.800%	3/26/18	1,020	1,019
[4]	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	1,160	1,150
	US Bancorp	3.700%	1/30/24	1,560	1,631
	Wachovia Corp.	7.500%	4/15/35	1,000	1,294
	Wells Fargo & Co.	5.625%	12/11/17	820	880
	Wells Fargo & Co.	2.150%	1/15/19	2,915	2,930
	Wells Fargo & Co.	3.000%	1/22/21	505	513
	Wells Fargo & Co.	3.500%	3/8/22	640	659
	Wells Fargo & Co.	3.450%	2/13/23	930	931
	Wells Fargo & Co.	4.480%	1/16/24	1,199	1,262
	Wells Fargo & Co.	3.000%	2/19/25	890	860
	Wells Fargo & Co.	3.550%	9/29/25	860	866
	Wells Fargo & Co.	5.606%	1/15/44	2,276	2,519
	Wells Fargo & Co.	4.900%	11/17/45	515	517

	Brokerage (0.0%)
	Ameriprise Financial Inc.	5.300%	3/15/20	305	338

	Finance Companies (0.4%)
[4]	General Electric Capital Corp.	2.342%	11/15/20	1,567	1,554
[4]	General Electric Capital Corp.	3.373%	11/15/25	3,460	3,496
[4]	General Electric Capital Corp.	4.418%	11/15/35	4,635	4,725

Vanguard Balanced Portfolio

Face					Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Insurance (1.2%)
	ACE INA Holdings Inc.	5.800%	3/15/18	1,295	1,406
	ACE INA Holdings Inc.	2.300%	11/3/20	170	168
	ACE INA Holdings Inc.	3.350%	5/15/24	555	560
	ACE INA Holdings Inc.	3.350%	5/3/26	395	394
	ACE INA Holdings Inc.	4.350%	11/3/45	800	809
	Aetna Inc.	1.750%	5/15/17	60	60
[1]	Allstate Corp.	6.125%	5/15/67	1,000	1,000
	Anthem Inc.	2.300%	7/15/18	375	374
	Anthem Inc.	3.125%	5/15/22	1,610	1,575
	Anthem Inc.	3.300%	1/15/23	1,100	1,071
	Anthem Inc.	4.650%	8/15/44	276	263
	Cigna Corp.	3.250%	4/15/25	1,730	1,691
	CNA Financial Corp.	3.950%	5/15/24	135	135
[4]	Five Corners Funding Trust	4.419%	11/15/23	210	219
[4]	Liberty Mutual Group Inc.	4.250%	6/15/23	360	366
	Loews Corp.	2.625%	5/15/23	440	417
[1,4] Massachusetts Mutual Life
	Insurance Co.	7.625%	11/15/23	2,000	2,440
	MetLife Inc.	1.903%	12/15/17	225	226
	MetLife Inc.	3.600%	4/10/24	580	597
	MetLife Inc.	4.125%	8/13/42	145	137
	MetLife Inc.	4.875%	11/13/43	530	554
[4]	Metropolitan Life Global Funding I	1.500%	1/10/18	1,480	1,472
[4]	Metropolitan Life Global Funding I	1.875%	6/22/18	950	950
[4]	New York Life Global Funding	1.650%	5/15/17	600	602
[4]	New York Life Insurance Co.	5.875%	5/15/33	2,100	2,448
	Prudential Financial Inc.	3.000%	5/12/16	450	453
[4]	QBE Insurance Group Ltd.	2.400%	5/1/18	235	235
[4]	Teachers Insurance & Annuity
	Association of America	4.900%	9/15/44	375	379
	UnitedHealth Group Inc.	6.000%	6/15/17	500	533
	UnitedHealth Group Inc.	6.000%	2/15/18	700	761
	UnitedHealth Group Inc.	3.875%	10/15/20	601	634
	UnitedHealth Group Inc.	2.875%	3/15/22	27	27
	UnitedHealth Group Inc.	2.875%	3/15/23	1,175	1,159
	UnitedHealth Group Inc.	4.625%	7/15/35	815	849
	UnitedHealth Group Inc.	4.250%	3/15/43	1,600	1,549
	UnitedHealth Group Inc.	4.750%	7/15/45	760	796

	Other Finance (0.0%)
[4]	LeasePlan Corp. NV	2.875%	1/22/19	970	955

	Real Estate Investment Trusts (0.2%)
	AvalonBay Communities Inc.	3.625%	10/1/20	520	541
	Duke Realty LP	6.500%	1/15/18	210	227
	HCP Inc.	3.750%	2/1/16	210	210
	Realty Income Corp.	4.650%	8/1/23	640	665
[4]	WEA Finance LLC / Westfield UK
	& Europe Finance plc	1.750%	9/15/17	375	372
[4]	WEA Finance LLC / Westfield UK
	& Europe Finance plc	2.700%	9/17/19	1,330	1,318
201,818
Industrial (11.5%)
	Basic Industry (0.2%)
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	1,050	989
	CF Industries Inc.	5.375%	3/15/44	880	767
	LyondellBasell Industries NV	4.625%	2/26/55	900	728
	Monsanto Co.	4.700%	7/15/64	230	176
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	1,500	1,625
	Rio Tinto Finance USA Ltd.	3.750%	9/20/21	685	666
	Rio Tinto Finance USA plc	3.500%	3/22/22	400	376

	Capital Goods (1.1%)
[4]	BAE Systems Holdings Inc.	2.850%	12/15/20	160	159
[4]	BAE Systems Holdings Inc.	3.850%	12/15/25	285	284
	Caterpillar Financial Services Corp.	2.625%	3/1/23	1,360	1,312
	Caterpillar Inc.	3.900%	5/27/21	1,170	1,243
	Caterpillar Inc.	2.600%	6/26/22	705	696

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Caterpillar Inc.	3.400%	5/15/24	1,185	1,195
	Caterpillar Inc.	4.300%	5/15/44	745	718
	General Dynamics Corp.	3.875%	7/15/21	355	375
	General Electric Capital Corp.	4.625%	1/7/21	321	352
	General Electric Capital Corp.	5.300%	2/11/21	228	257
	General Electric Capital Corp.	3.150%	9/7/22	967	990
	General Electric Capital Corp.	3.100%	1/9/23	360	365
	General Electric Capital Corp.	6.750%	3/15/32	135	175
	General Electric Capital Corp.	6.150%	8/7/37	633	791
	General Electric Capital Corp.	5.875%	1/14/38	443	542
	General Electric Capital Corp.	6.875%	1/10/39	187	255
	General Electric Co.	2.700%	10/9/22	610	607
	General Electric Co.	4.125%	10/9/42	320	313
	General Electric Co.	4.500%	3/11/44	1,050	1,079
	Honeywell International Inc.	4.250%	3/1/21	1,002	1,096
	Illinois Tool Works Inc.	3.500%	3/1/24	1,295	1,333
	John Deere Capital Corp.	2.250%	4/17/19	1,465	1,472
	John Deere Capital Corp.	1.700%	1/15/20	520	506
	Lockheed Martin Corp.	2.500%	11/23/20	390	389
	Lockheed Martin Corp.	2.900%	3/1/25	1,010	970
	Lockheed Martin Corp.	4.500%	5/15/36	211	213
	Lockheed Martin Corp.	4.700%	5/15/46	520	533
	Parker-Hannifin Corp.	4.450%	11/21/44	450	470
[4]	Siemens Financieringsmaatschappij NV	5.750%	10/17/16	2,225	2,305
[4]	Siemens Financieringsmaatschappij NV	2.900%	5/27/22	800	800
[4]	Siemens Financieringsmaatschappij NV	4.400%	5/27/45	800	825
	United Technologies Corp.	3.100%	6/1/22	535	545
	United Technologies Corp.	7.500%	9/15/29	770	1,041
	United Technologies Corp.	6.050%	6/1/36	675	814
	United Technologies Corp.	4.500%	6/1/42	325	326

	Communication (2.0%)
	21st Century Fox America Inc.	4.500%	2/15/21	375	404
	21st Century Fox America Inc.	3.000%	9/15/22	245	242
	America Movil SAB de CV	3.125%	7/16/22	1,880	1,837
	America Movil SAB de CV	4.375%	7/16/42	530	474
	American Tower Corp.	3.450%	9/15/21	1,125	1,130
	AT&T Inc.	1.400%	12/1/17	1,090	1,084
	AT&T Inc.	5.600%	5/15/18	1,000	1,087
	AT&T Inc.	2.300%	3/11/19	295	295
	AT&T Inc.	6.450%	6/15/34	845	950
	CBS Corp.	4.300%	2/15/21	675	703
	Comcast Corp.	2.850%	1/15/23	240	238
	Comcast Corp.	3.600%	3/1/24	550	568
	Comcast Corp.	4.250%	1/15/33	1,032	1,028
	Comcast Corp.	4.200%	8/15/34	620	614
	Comcast Corp.	5.650%	6/15/35	110	128
	Comcast Corp.	4.400%	8/15/35	700	707
	Comcast Corp.	6.500%	11/15/35	115	144
	Comcast Corp.	6.400%	5/15/38	120	147
	Comcast Corp.	4.650%	7/15/42	1,290	1,304
	Comcast Corp.	4.500%	1/15/43	500	498
	Comcast Corp.	4.750%	3/1/44	525	546
	Comcast Corp.	4.600%	8/15/45	845	856
[4]	Cox Communications Inc.	4.800%	2/1/35	1,540	1,275
[4]	Deutsche Telekom International
	Finance BV	4.875%	3/6/42	705	712
	DIRECTV Holdings LLC /
	DIRECTV Financing Co. Inc.	1.750%	1/15/18	810	808
	DIRECTV Holdings LLC /
	DIRECTV Financing Co. Inc.	5.200%	3/15/20	255	276
	DIRECTV Holdings LLC /
	DIRECTV Financing Co. Inc.	4.600%	2/15/21	100	106
	Discovery Communications LLC	5.625%	8/15/19	80	87
	Discovery Communications LLC	5.050%	6/1/20	420	447
	Grupo Televisa SAB	6.625%	1/15/40	630	661
	Grupo Televisa SAB	6.125%	1/31/46	410	410
[4]	GTP Acquisition Partners I LLC	2.350%	6/15/20	580	564
[4]	NBCUniversal Enterprise Inc.	1.662%	4/15/18	1,920	1,920

Vanguard Balanced Portfolio

Face					Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	NBCUniversal Enterprise Inc.	1.974%	4/15/19	2,530	2,528
	NBCUniversal Media LLC	4.375%	4/1/21	600	652
	Orange SA	4.125%	9/14/21	1,740	1,835
	Orange SA	9.000%	3/1/31	360	509
[4]	SBA Tower Trust	2.933%	12/15/17	840	843
[4]	Sky plc	2.625%	9/16/19	975	967
[4]	Sky plc	3.750%	9/16/24	1,435	1,391
	Time Warner Cable Inc.	5.850%	5/1/17	1,030	1,077
	Time Warner Cable Inc.	8.750%	2/14/19	25	29
	Time Warner Cable Inc.	8.250%	4/1/19	364	418
	Time Warner Entertainment Co. LP	8.375%	3/15/23	95	117
	Time Warner Inc.	4.875%	3/15/20	700	757
	Time Warner Inc.	4.750%	3/29/21	350	376
	Time Warner Inc.	6.500%	11/15/36	620	701
	Verizon Communications Inc.	4.500%	9/15/20	1,280	1,376
	Verizon Communications Inc.	3.450%	3/15/21	485	497
	Verizon Communications Inc.	3.500%	11/1/21	1,040	1,059
	Verizon Communications Inc.	6.400%	9/15/33	2,230	2,548
	Verizon Communications Inc.	5.850%	9/15/35	475	510
	Verizon Communications Inc.	6.900%	4/15/38	290	348
	Verizon Communications Inc.	4.750%	11/1/41	290	266
	Verizon Communications Inc.	6.550%	9/15/43	1,360	1,610
	Verizon Communications Inc.	4.862%	8/21/46	2,201	2,078
	Walt Disney Co.	4.125%	6/1/44	560	567

	Consumer Cyclical (1.6%)
	Amazon.com Inc.	2.500%	11/29/22	885	856
	Amazon.com Inc.	4.800%	12/5/34	995	1,044
	Amazon.com Inc.	4.950%	12/5/44	645	687
[4]	American Honda Finance Corp.	1.500%	9/11/17	490	491
[4]	American Honda Finance Corp.	1.600%	2/16/18	810	804
	American Honda Finance Corp.	2.125%	10/10/18	1,110	1,118
	AutoZone Inc.	3.700%	4/15/22	1,371	1,396
	AutoZone Inc.	3.125%	7/15/23	600	587
	CVS Health Corp.	5.750%	6/1/17	176	186
	CVS Health Corp.	2.750%	12/1/22	1,200	1,167
	CVS Health Corp.	4.875%	7/20/35	1,135	1,172
	CVS Health Corp.	5.125%	7/20/45	1,310	1,381
[4]	Daimler Finance North America LLC	2.375%	8/1/18	900	902
[4]	Daimler Finance North America LLC	2.250%	7/31/19	1,575	1,555
	Daimler Finance North America LLC	8.500%	1/18/31	1,000	1,452
	eBay Inc.	1.350%	7/15/17	325	323
	Ford Motor Credit Co. LLC	2.375%	3/12/19	1,700	1,675
	Ford Motor Credit Co. LLC	3.157%	8/4/20	975	970
	Home Depot Inc.	2.250%	9/10/18	975	997
	Home Depot Inc.	2.700%	4/1/23	720	715
	Home Depot Inc.	4.400%	3/15/45	780	807
	Lowe’s Cos. Inc.	6.875%	2/15/28	710	900
	Lowe’s Cos. Inc.	6.500%	3/15/29	1,000	1,245
	McDonald’s Corp.	2.625%	1/15/22	195	190
	McDonald’s Corp.	3.250%	6/10/24	140	139
[4]	Nissan Motor Acceptance Corp.	1.950%	9/12/17	1,186	1,188
[4]	Nissan Motor Acceptance Corp.	1.800%	3/15/18	1,100	1,096
[4]	Nissan Motor Acceptance Corp.	2.650%	9/26/18	585	592
	PACCAR Financial Corp.	1.600%	3/15/17	1,002	1,004
	Target Corp.	2.900%	1/15/22	825	837
	Toyota Motor Credit Corp.	1.750%	5/22/17	1,200	1,208
	Toyota Motor Credit Corp.	1.250%	10/5/17	900	897
[4]	Volkswagen Group of America
	Finance LLC	2.450%	11/20/19	440	420
	Wal-Mart Stores Inc.	3.250%	10/25/20	742	782
	Wal-Mart Stores Inc.	4.250%	4/15/21	1,000	1,106
	Wal-Mart Stores Inc.	2.550%	4/11/23	1,250	1,231
	Wal-Mart Stores Inc.	5.625%	4/15/41	2,790	3,308
	Wal-Mart Stores Inc.	4.300%	4/22/44	525	535

	Consumer Noncyclical (3.7%)
	AbbVie Inc.	1.750%	11/6/17	775	773
	Actavis Funding SCS	3.000%	3/12/20	475	474

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Actavis Funding SCS	3.450%	3/15/22	840	840
	Actavis Funding SCS	4.850%	6/15/44	450	445
	Altria Group Inc.	4.750%	5/5/21	590	641
	Altria Group Inc.	2.850%	8/9/22	455	445
	Altria Group Inc.	4.500%	5/2/43	385	365
	AmerisourceBergen Corp.	3.500%	11/15/21	1,310	1,337
	Amgen Inc.	3.875%	11/15/21	835	870
	Amgen Inc.	5.150%	11/15/41	945	958
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	820	907
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	80	87
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	4,615	4,431
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	520	443
	AstraZeneca plc	1.950%	9/18/19	390	388
	AstraZeneca plc	2.375%	11/16/20	1,180	1,172
	AstraZeneca plc	6.450%	9/15/37	615	767
	AstraZeneca plc	4.375%	11/16/45	800	795
[1,4,5] Avery 2014 A 144A		1.840%	4/25/26	1,190	1,182
[4]	BAT International Finance plc	2.750%	6/15/20	550	552
[4]	BAT International Finance plc	3.250%	6/7/22	1,480	1,484
[4]	BAT International Finance plc	3.500%	6/15/22	235	238
[4]	Bayer US Finance LLC	2.375%	10/8/19	200	201
[4]	Bayer US Finance LLC	3.000%	10/8/21	1,980	1,998
[4]	Bayer US Finance LLC	3.375%	10/8/24	295	296
	Biogen Inc.	2.900%	9/15/20	550	548
	Bristol-Myers Squibb Co.	3.250%	11/1/23	990	1,025
	Cardinal Health Inc.	1.700%	3/15/18	75	75
	Cardinal Health Inc.	2.400%	11/15/19	625	626
	Cardinal Health Inc.	3.200%	3/15/23	1,065	1,054
	Cardinal Health Inc.	3.500%	11/15/24	580	580
	Cardinal Health Inc.	4.500%	11/15/44	665	646
[4]	Cargill Inc.	4.307%	5/14/21	2,092	2,241
[4]	Cargill Inc.	6.875%	5/1/28	645	790
[4]	Cargill Inc.	4.760%	11/23/45	1,560	1,580
	Catholic Health Initiatives Colorado GO	1.600%	11/1/17	55	55
	Catholic Health Initiatives Colorado GO	2.600%	8/1/18	255	256
[1]	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	461	432
	Celgene Corp.	2.250%	5/15/19	160	158
	Celgene Corp.	3.550%	8/15/22	475	479
	Coca-Cola Co.	3.300%	9/1/21	300	313
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	500	511
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	768	769
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	850	862
	Colgate-Palmolive Co.	7.600%	5/19/25	480	637
	Diageo Capital plc	2.625%	4/29/23	1,230	1,187
	Diageo Investment Corp.	2.875%	5/11/22	525	517
	Dignity Health California GO	2.637%	11/1/19	140	141
	Dignity Health California GO	3.812%	11/1/24	300	306
	Eli Lilly & Co.	3.700%	3/1/45	635	595
[4]	EMD Finance LLC	2.950%	3/19/22	605	585
[4]	EMD Finance LLC	3.250%	3/19/25	1,200	1,137
	Express Scripts Holding Co.	2.650%	2/15/17	1,072	1,083
	Express Scripts Holding Co.	2.250%	6/15/19	575	571
	Express Scripts Holding Co.	4.750%	11/15/21	160	172
[4]	Forest Laboratories Inc.	4.875%	2/15/21	575	620
	Gilead Sciences Inc.	2.550%	9/1/20	615	615
	Gilead Sciences Inc.	3.700%	4/1/24	1,010	1,032
	Gilead Sciences Inc.	3.500%	2/1/25	560	563
	Gilead Sciences Inc.	4.500%	2/1/45	695	683
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	385	384
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	2,000	2,275
[4]	Grupo Bimbo SAB de CV	3.875%	6/27/24	360	349
[4]	Heineken NV	2.750%	4/1/23	340	328
[4]	Imperial Tobacco Finance plc	3.750%	7/21/22	530	532
[4]	Japan Tobacco Inc.	2.100%	7/23/18	545	547
	Johnson & Johnson	5.150%	7/15/18	500	548
	Kaiser Foundation Hospitals	3.500%	4/1/22	560	568
	Kaiser Foundation Hospitals	4.875%	4/1/42	355	364
	Kraft Foods Group Inc.	2.250%	6/5/17	295	297
[4]	Kraft Heinz Foods Co.	5.000%	7/15/35	230	236

Vanguard Balanced Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4]	Kraft Heinz Foods Co.	5.200%	7/15/45	255	266
	Kroger Co.	3.300%	1/15/21	1,570	1,595
	Kroger Co.	3.850%	8/1/23	270	278
	Kroger Co.	4.000%	2/1/24	540	561
	McKesson Corp.	3.250%	3/1/16	175	176
	McKesson Corp.	2.700%	12/15/22	195	187
	McKesson Corp.	2.850%	3/15/23	190	182
	McKesson Corp.	3.796%	3/15/24	465	468
	Medtronic Inc.	1.375%	4/1/18	225	224
	Medtronic Inc.	2.500%	3/15/20	935	941
	Medtronic Inc.	3.150%	3/15/22	1,290	1,303
	Medtronic Inc.	3.625%	3/15/24	270	277
	Medtronic Inc.	3.500%	3/15/25	2,196	2,222
	Medtronic Inc.	4.375%	3/15/35	265	268
	Memorial Sloan-Kettering Cancer
	Center	4.200%	7/1/55	405	389
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.125%	7/1/52	275	256
	Merck & Co. Inc.	2.350%	2/10/22	790	775
	Merck & Co. Inc.	2.800%	5/18/23	1,175	1,169
	Merck & Co. Inc.	2.750%	2/10/25	1,210	1,176
	Merck & Co. Inc.	4.150%	5/18/43	760	751
	Molson Coors Brewing Co.	3.500%	5/1/22	690	694
	Molson Coors Brewing Co.	5.000%	5/1/42	215	208
	New York & Presbyterian Hospital	4.024%	8/1/45	735	693
	Novartis Capital Corp.	3.400%	5/6/24	415	428
	Novartis Capital Corp.	4.400%	5/6/44	640	665
	Partners Healthcare System
	Massachusetts GO	3.443%	7/1/21	50	51
	PepsiCo Inc.	3.125%	11/1/20	330	342
	PepsiCo Inc.	2.750%	3/5/22	670	672
	PepsiCo Inc.	4.000%	3/5/42	845	814
	Pfizer Inc.	6.200%	3/15/19	1,400	1,576
	Pfizer Inc.	3.000%	6/15/23	755	768
	Philip Morris International Inc.	4.500%	3/26/20	250	272
	Philip Morris International Inc.	4.125%	5/17/21	1,025	1,096
	Philip Morris International Inc.	2.500%	8/22/22	575	562
	Philip Morris International Inc.	2.625%	3/6/23	1,150	1,126
[1]	Procter & Gamble - Esop	9.360%	1/1/21	1,072	1,282
[4]	Roche Holdings Inc.	6.000%	3/1/19	333	373
[4]	Roche Holdings Inc.	2.875%	9/29/21	850	860
[4]	SABMiller Holdings Inc.	2.450%	1/15/17	400	404
[4]	SABMiller Holdings Inc.	3.750%	1/15/22	400	411
	Sanofi	4.000%	3/29/21	1,130	1,207
	St. Jude Medical Inc.	2.500%	1/15/16	666	666
	The Pepsi Bottling Group Inc.	7.000%	3/1/29	500	671
	Thermo Fisher Scientific Inc.	1.850%	1/15/18	530	529
	Unilever Capital Corp.	4.250%	2/10/21	2,805	3,061

	Energy (1.6%)
[4]	BG Energy Capital plc	4.000%	10/15/21	200	207
	BP Capital Markets plc	1.846%	5/5/17	650	653
	BP Capital Markets plc	4.750%	3/10/19	795	852
	BP Capital Markets plc	2.315%	2/13/20	160	158
	BP Capital Markets plc	4.500%	10/1/20	400	428
	BP Capital Markets plc	3.062%	3/17/22	1,100	1,078
	BP Capital Markets plc	3.245%	5/6/22	650	647
	BP Capital Markets plc	2.500%	11/6/22	500	477
	BP Capital Markets plc	3.994%	9/26/23	420	426
	BP Capital Markets plc	3.814%	2/10/24	650	648
	BP Capital Markets plc	3.506%	3/17/25	1,280	1,245
	Chevron Corp.	3.191%	6/24/23	1,235	1,240
	ConocoPhillips	5.200%	5/15/18	1,500	1,602
	ConocoPhillips Co.	2.875%	11/15/21	375	364
	ConocoPhillips Co.	3.350%	11/15/24	1,095	1,017
	ConocoPhillips Co.	3.350%	5/15/25	330	297
	ConocoPhillips Co.	4.300%	11/15/44	1,570	1,299
	Devon Energy Corp.	5.850%	12/15/25	1,310	1,275
	Devon Energy Corp.	5.000%	6/15/45	565	428

Face					Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Dominion Gas Holdings LLC	3.550%	11/1/23	470	464
	Encana Corp.	6.500%	5/15/19	810	838
	EOG Resources Inc.	5.625%	6/1/19	425	464
	EOG Resources Inc.	2.625%	3/15/23	1,050	991
	Halliburton Co.	3.375%	11/15/22	635	627
	Halliburton Co.	3.500%	8/1/23	1,980	1,931
	Occidental Petroleum Corp.	4.100%	2/1/21	1,120	1,175
	Occidental Petroleum Corp.	2.700%	2/15/23	250	235
	Phillips 66	4.875%	11/15/44	280	248
[4]	Schlumberger Holdings Corp.	3.000%	12/21/20	800	790
[4]	Schlumberger Investment SA	2.400%	8/1/22	630	599
	Schlumberger Investment SA	3.650%	12/1/23	1,120	1,145
	Shell International Finance BV	4.375%	3/25/20	800	858
	Shell International Finance BV	2.250%	11/10/20	1,600	1,575
	Shell International Finance BV	4.125%	5/11/35	1,200	1,142
	Shell International Finance BV	5.500%	3/25/40	345	371
	Shell International Finance BV	4.375%	5/11/45	2,150	2,032
	Suncor Energy Inc.	3.600%	12/1/24	625	592
	Suncor Energy Inc.	5.950%	12/1/34	500	499
	Sunoco Logistics Partners
	Operations LP	4.400%	4/1/21	1,225	1,187
	Total Capital International SA	1.550%	6/28/17	1,365	1,365
	Total Capital International SA	2.700%	1/25/23	885	843
	Total Capital International SA	3.750%	4/10/24	1,400	1,424
	Total Capital SA	2.125%	8/10/18	850	852
	TransCanada PipeLines Ltd.	3.800%	10/1/20	1,220	1,249

	Other Industrial (0.1%)
[4]	Hutchison Whampoa International
	11 Ltd.	3.500%	1/13/17	305	310
[4]	Hutchison Whampoa International
	14 Ltd.	3.625%	10/31/24	750	744
[1]	Johns Hopkins University Maryland
	GO	4.083%	7/1/53	690	683

	Technology (0.6%)
	Apple Inc.	2.850%	5/6/21	1,100	1,127
	Apple Inc.	3.450%	5/6/24	1,000	1,036
	Apple Inc.	3.850%	5/4/43	430	396
	Apple Inc.	4.450%	5/6/44	120	121
	Cisco Systems Inc.	4.450%	1/15/20	605	659
	Cisco Systems Inc.	2.900%	3/4/21	320	329
	EMC Corp.	1.875%	6/1/18	1,481	1,382
	EMC Corp.	3.375%	6/1/23	455	369
	International Business Machines Corp.	3.375%	8/1/23	1,750	1,775
	International Business Machines Corp.	5.875%	11/29/32	1,250	1,495
	Microsoft Corp.	2.375%	2/12/22	635	627
	Microsoft Corp.	3.625%	12/15/23	500	526
	Microsoft Corp.	2.700%	2/12/25	760	740
	Microsoft Corp.	3.125%	11/3/25	845	847
	Microsoft Corp.	3.500%	2/12/35	605	559
	Microsoft Corp.	4.450%	11/3/45	380	393
	Oracle Corp.	2.800%	7/8/21	375	380
	Oracle Corp.	2.500%	5/15/22	1,210	1,186
	Oracle Corp.	2.950%	5/15/25	355	346

	Transportation (0.6%)
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	565	557
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	1,630	1,694
[1]	Continental Airlines 2007-1 Class A
	Pass Through Trust	5.983%	10/19/23	743	815
[4]	ERAC USA Finance LLC	2.750%	3/15/17	205	208
[4]	ERAC USA Finance LLC	2.350%	10/15/19	610	600
[4]	ERAC USA Finance LLC	4.500%	8/16/21	325	343
[4]	ERAC USA Finance LLC	3.300%	10/15/22	40	39
[4]	ERAC USA Finance LLC	7.000%	10/15/37	1,150	1,395
[1]	Federal Express Corp. 1998
	Pass Through Trust	6.720%	1/15/22	983	1,104
	FedEx Corp.	2.625%	8/1/22	130	127

Vanguard Balanced Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	FedEx Corp.	2.700%	4/15/23	255	247
	FedEx Corp.	3.200%	2/1/25	425	414
	FedEx Corp.	4.900%	1/15/34	230	237
	FedEx Corp.	3.875%	8/1/42	120	104
	FedEx Corp.	4.100%	4/15/43	500	443
	FedEx Corp.	5.100%	1/15/44	340	352
[4]	Kansas City Southern	4.950%	8/15/45	1,040	1,011
	Norfolk Southern Corp.	7.700%	5/15/17	1,500	1,622
	Southwest Airlines Co.	5.750%	12/15/16	1,500	1,559
[1]	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.150%	2/1/24	391	437
	United Parcel Service Inc.	2.450%	10/1/22	425	420
	United Parcel Service Inc.	4.875%	11/15/40	460	512
265,907
Utilities (2.1%)
	Electric (1.9%)
	Alabama Power Co.	5.550%	2/1/17	585	610
	Alabama Power Co.	3.750%	3/1/45	630	567
	Ameren Illinois Co.	6.125%	12/15/28	1,000	1,203
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	1,000	1,166
	Commonwealth Edison Co.	5.950%	8/15/16	770	793
	Commonwealth Edison Co.	4.350%	11/15/45	220	221
	Connecticut Light & Power Co.	5.650%	5/1/18	465	506
	Consolidated Edison Co. of
	New York Inc.	5.500%	9/15/16	700	721
	Consolidated Edison Co. of
	New York Inc.	5.300%	12/1/16	890	924
	Consolidated Edison Co. of
	New York Inc.	4.500%	12/1/45	980	989
	Consolidated Edison Co. of
	New York Inc.	4.625%	12/1/54	1,365	1,342
	Delmarva Power & Light Co.	3.500%	11/15/23	305	313
	Dominion Resources Inc.	5.200%	8/15/19	750	817
	Dominion Resources Inc.	3.625%	12/1/24	1,515	1,501
	Duke Energy Carolinas LLC	5.250%	1/15/18	275	295
	Duke Energy Carolinas LLC	5.100%	4/15/18	590	633
	Duke Energy Carolinas LLC	3.900%	6/15/21	1,090	1,158
	Duke Energy Corp.	4.800%	12/15/45	1,200	1,213
	Duke Energy Florida LLC	6.350%	9/15/37	200	255
	Duke Energy Progress LLC	6.300%	4/1/38	365	465
	Duke Energy Progress LLC	4.200%	8/15/45	845	833
	Eversource Energy	4.500%	11/15/19	90	96
	Eversource Energy	3.150%	1/15/25	110	107
	Florida Power & Light Co.	5.650%	2/1/35	1,000	1,175
	Florida Power & Light Co.	4.950%	6/1/35	1,000	1,097
	Florida Power & Light Co.	5.950%	2/1/38	785	977
	Georgia Power Co.	5.400%	6/1/18	1,165	1,267
	Georgia Power Co.	4.300%	3/15/42	755	698
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	2/1/18	1,500	1,606
	National Rural Utilities Cooperative
	Finance Corp.	2.850%	1/27/25	1,040	1,005
	Northern States Power Co.	6.250%	6/1/36	2,000	2,539
	Pacific Gas & Electric Co.	4.250%	5/15/21	300	321
	Pacific Gas & Electric Co.	3.850%	11/15/23	450	469
	Pacific Gas & Electric Co.	3.750%	2/15/24	305	315
	Pacific Gas & Electric Co.	5.125%	11/15/43	285	312
	PacifiCorp	6.250%	10/15/37	2,000	2,473
	Peco Energy Co.	5.350%	3/1/18	565	607
	Potomac Electric Power Co.	6.500%	11/15/37	750	964
	Public Service Electric & Gas Co.	5.300%	5/1/18	1,900	2,054
	San Diego Gas & Electric Co.	6.000%	6/1/26	600	738
	Sierra Pacific Power Co.	3.375%	8/15/23	850	861
	South Carolina Electric & Gas Co.	6.050%	1/15/38	1,000	1,176
	South Carolina Electric & Gas Co.	5.100%	6/1/65	605	630
	Southern California Edison Co.	2.400%	2/1/22	170	167
	Southern California Edison Co.	6.000%	1/15/34	1,000	1,212
	Southern California Edison Co.	5.550%	1/15/37	2,250	2,612

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Southern California Edison Co.	3.600%	2/1/45	141	128
	Southern Co.	2.450%	9/1/18	225	227
	Virginia Electric & Power Co.	2.750%	3/15/23	690	680
	Wisconsin Electric Power Co.	5.700%	12/1/36	690	825

	Natural Gas (0.1%)
	AGL Capital Corp.	6.375%	7/15/16	775	795
	NiSource Finance Corp.	4.800%	2/15/44	1,355	1,378

	Other Utility (0.1%)
	UGI Utilities Inc.	5.753%	9/30/16	1,170	1,200
					47,236
Total Corporate Bonds (Cost $500,974) 514,962
Sovereign Bonds (U.S. Dollar-Denominated) (1.0%)
[4]	Abu Dhabi National Energy Co. PJSC	5.875%	10/27/16	595	614
[4]	CDP Financial Inc.	4.400%	11/25/19	1,000	1,083
[4]	Electricite de France SA	4.600%	1/27/20	1,200	1,294
[4]	Electricite de France SA	4.875%	1/22/44	50	48
[4]	Electricite de France SA	4.950%	10/13/45	400	387
[1,4] Electricite de France SA		5.250%	1/29/49	235	222
[1,4] Electricite de France SA		5.625%	12/29/49	1,400	1,328
	International Bank for Reconstruction
	& Development	4.750%	2/15/35	2,000	2,433
	Korea Development Bank	2.875%	8/22/18	505	515
	Korea Development Bank	2.500%	3/11/20	2,000	1,995
	Quebec	5.125%	11/14/16	1,000	1,034
[4]	Sinopec Group Overseas Development
	2015 Ltd.	2.500%	4/28/20	1,615	1,589
[4]	Sinopec Group Overseas Development
	2015 Ltd.	3.250%	4/28/25	1,615	1,526
[4]	State Grid Overseas Investment
	2014 Ltd.	2.750%	5/7/19	1,305	1,316
	Statoil ASA	2.250%	11/8/19	580	578
	Statoil ASA	2.900%	11/8/20	1,410	1,424
	Statoil ASA	2.750%	11/10/21	850	837
	Statoil ASA	2.450%	1/17/23	382	361
	Statoil ASA	2.650%	1/15/24	360	341
	Statoil ASA	3.700%	3/1/24	640	646
	Statoil ASA	3.250%	11/10/24	795	775
[4]	Temasek Financial I Ltd.	2.375%	1/23/23	1,130	1,109
	United Mexican States	3.500%	1/21/21	342	345
	United Mexican States	3.600%	1/30/25	610	590
Total Sovereign Bonds (Cost $21,930)					22,390
Taxable Municipal Bonds (1.7%)
	Atlanta GA Downtown Development
	Authority Revenue	6.875%	2/1/21	350	389
	Bay Area Toll Authority California
	Toll Bridge Revenue (San Francisco
	Bay Area)	6.263%	4/1/49	1,000	1,345
	Bay Area Toll Authority California
	Toll Bridge Revenue (San Francisco
	Bay Area)	7.043%	4/1/50	715	984
	California GO	5.700%	11/1/21	265	310
	California GO	7.550%	4/1/39	1,170	1,701
	California GO	7.300%	10/1/39	300	419
	California GO	7.625%	3/1/40	90	131
	California GO	7.600%	11/1/40	920	1,367
	Chicago IL Metropolitan Water
	Reclamation District GO	5.720%	12/1/38	215	247
	Chicago IL O’Hare International
	Airport Revenue	6.845%	1/1/38	530	594
	Chicago IL O’Hare International
	Airport Revenue	6.395%	1/1/40	425	532
	Chicago IL Transit Authority Transfer
	Tax Receipts Revenue	6.899%	12/1/40	385	444
	Chicago Transit Authority	6.899%	12/1/40	695	802

Vanguard Balanced Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	750	983
	Georgia Municipal Electric Power
	Authority Revenue	6.637%	4/1/57	1,141	1,359
	Grand Parkway Transportation Corp.
	Texas System Toll Revenue	5.184%	10/1/42	1,015	1,194
	Houston TX GO	6.290%	3/1/32	580	710
	Illinois GO	5.100%	6/1/33	1,600	1,514
	Illinois Toll Highway Authority Revenue 6.184%		1/1/34	750	933
[6]	Kansas Development Finance
	Authority Revenue (Public Employees
	Retirement System)	5.501%	5/1/34	2,000	2,220
	Los Angeles CA Community College
	District GO	6.750%	8/1/49	405	572
	Los Angeles CA Unified School
	District GO	5.750%	7/1/34	1,400	1,687
	Maryland Transportation Authority
	Facilities Projects Revenue	5.888%	7/1/43	545	660
	Massachusetts School Building
	Authority Dedicated Sales Tax
	Revenue	5.715%	8/15/39	1,000	1,216
	New Jersey Turnpike Authority
	Revenue	7.414%	1/1/40	410	583
	New Jersey Turnpike Authority
	Revenue	7.102%	1/1/41	600	826
	New York City NY Municipal
	Water Finance Authority
	Water & Sewer System Revenue	5.790%	6/15/41	115	127
	New York City NY Municipal
	Water Finance Authority
	Water & Sewer System Revenue	5.882%	6/15/44	80	103
	New York Metropolitan
	Transportation Authority Revenue	6.814%	11/15/40	150	199
	New York Metropolitan
	Transportation Authority Revenue
	(Dedicated Tax Fund)	7.336%	11/15/39	325	474
	New York Metropolitan
	Transportation Authority Revenue
	(Dedicated Tax Fund)	6.089%	11/15/40	445	562
	North Texas Tollway Authority System
	Revenue	6.718%	1/1/49	1,555	2,131
	Oregon Department of Transportation
	Highway User Tax Revenue	5.834%	11/15/34	655	823
	Oregon GO	5.902%	8/1/38	490	597
[6]	Oregon School Boards Association GO 5.528%		6/30/28	2,000	2,298
	Port Authority of New York
	& New Jersey Revenue	5.859%	12/1/24	325	395
	Port Authority of New York
	& New Jersey Revenue	6.040%	12/1/29	265	318
	Port Authority of New York
	& New Jersey Revenue	4.458%	10/1/62	1,300	1,238
	Port Authority of New York
	& New Jersey Revenue	4.810%	10/15/65	640	650
	President & Fellows of Harvard College
	Massachusetts GO	6.300%	10/1/37	2,000	2,028
	San Antonio TX Electric
	& Gas Systems Revenue	5.985%	2/1/39	305	386
	University of California	3.931%	5/15/45	570	555
	University of California Regents
	General Revenue	4.601%	5/15/31	590	629
	University of California Regents
	Medical Center Revenue	6.548%	5/15/48	295	380
	University of California Regents
	Medical Center Revenue	6.583%	5/15/49	900	1,156
	University of California Revenue	5.770%	5/15/43	1,010	1,232
	University of California Revenue	4.765%	5/15/44	145	148
Total Taxable Municipal Bonds (Cost $35,924)					40,151

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Temporary Cash Investments (1.8%)
Repurchase Agreement (1.6%)
RBS Securities, Inc
(Dated 12/31/15, Repurchase Value
$37,100,000, collateralized by U.S.
Treasury Note/Bond, 2.125%–2.750%,
8/15/21–2/15/24, with a value of
$37,845,000)	0.300%	1/4/16	37,100	37,100

U.S. Government and Agency Obligations (0.2%)
[7] Federal Home Loan
Bank Discount Notes	0.173%	1/29/16	944	944
[7] Federal Home Loan
Bank Discount Notes	0.180%	2/4/16	617	617
[7] Federal Home Loan
Bank Discount Notes	0.190%	2/12/16	2,205	2,204
				3,765
Total Temporary Cash Investments (Cost $40,866)				40,865
Total Investments (99.6%) (Cost $1,954,088) 2,301,567

Amount
				($000)
Other Assets and Liabilities (0.4%)
Other Assets
Investment in Vanguard				204
Receivables for Investment Securities Sold				13,574
Receivables for Accrued Income				9,217
Receivables for Capital Shares Issued				326
Other Assets[8]				368
Total Other Assets				23,689
Liabilities
Payables for Investment Securities Purchased				(7,752)
Payables to Investment Advisor				(293)
Payables for Capital Shares Redeemed				(2,379)
Payables to Vanguard				(3,085)
Other Liabilities				(86)
Total Liabilities				(13,595)
Net Assets (100%)
Applicable to 103,577,084 outstanding $.001 par value shares of beneficial interest (unlimited authorization) 2,311,661
Net Asset Value Per Share				$22.32

Vanguard Balanced Portfolio

At December 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	1,806,052
Undistributed Net Investment Income	55,763
Accumulated Net Realized Gains 102,352
Unrealized Appreciation (Depreciation)
Investment Securities 347,479
Futures Contracts	34
Foreign Currencies	(19)
Net Assets	2,311,661

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2015.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the aggregate value of these securities was $119,049,000, representing 5.1% of net assets.
5 Adjustable-rate security.
6 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
8 Cash of $226,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
REMICS—Real Estate Mortgage Investment Conduits.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Balanced Portfolio

Statement of Operations

Year Ended
December 31, 2015
($000)
Investment Income
Income
Dividends[1]	38,776
Interest	25,693
Securities Lending	88
Total Income	64,557
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,285
Performance Adjustment	(66)
The Vanguard Group—Note C
Management and Administrative	3,666
Marketing and Distribution	407
Custodian Fees	49
Auditing Fees	32
Shareholders’ Reports	38
Trustees’ Fees and Expenses	3
Total Expenses	5,414
Net Investment Income	59,143
Realized Net Gain (Loss)
Investment Securities Sold 104,961
Futures Contracts	(990)
Foreign Currencies	(14)
Realized Net Gain (Loss)	103,957
Change in Unrealized Appreciation
(Depreciation)
Investment Securities (161,832)
Futures Contracts	31
Foreign Currencies	5
Change in Unrealized Appreciation
(Depreciation) (161,796)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,304
1 Dividends are net of foreign withholding taxes of $369,000.

Statement of Changes in Net Assets

	Year Ended December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	59,143	54,952
Realized Net Gain (Loss)	103,957	109,065
Change in Unrealized Appreciation (Depreciation)	(161,796)	42,562
Net Increase (Decrease) in Net Assets Resulting from Operations	1,304	206,579
Distributions
Net Investment Income	(55,202)	(48,908)
Realized Capital Gain[1]	(109,242)	(114,294)
Total Distributions	(164,444)	(163,202)
Capital Share Transactions
Issued	206,845	229,547
Issued in Lieu of Cash Distributions	164,444	163,202
Redeemed	(230,337)	(191,161)
Net Increase (Decrease) from Capital Share Transactions	140,952	201,588
Total Increase (Decrease)	(22,188)	244,965
Net Assets
Beginning of Period	2,333,849	2,088,884
End of Period[2]	2,311,661	2,333,849

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $5,133,000 and $12,866,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $55,763,000 and $51,836,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Balanced Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$23.99	$23.66	$20.70	$18.90	$18.70
Investment Operations
Net Investment Income	.576	.569	.540	.547	.552
Net Realized and Unrealized Gain (Loss)
on Investments	(.548)	1.613	3.450	1.800	.143
Total from Investment Operations	.028	2.182	3.990	2.347	.695
Distributions
Dividends from Net Investment Income	(.570)	(.555)	(.550)	(.547)	(.495)
Distributions from Realized Capital Gains	(1.128)	(1.297)	(.480)	—	—
Total Distributions	(1.698)	(1.852)	(1.030)	(.547)	(.495)
Net Asset Value, End of Period	$22.32	$23.99	$23.66	$20.70	$18.90

Total Return	0.09%	9.84%	19.88%	12.56%	3.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,312	$2,334	$2,089	$1,691	$1,430
Ratio of Total Expenses to Average Net Assets[1]	0.23%	0.25%	0.27%	0.26%	0.29%
Ratio of Net Investment Income to
Average Net Assets	2.53%	2.50%	2.52%	2.86%	2.95%
Portfolio Turnover Rate[2]	45%	70%	31%	24%	36%

1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.00%, (0.01%), and 0.00%.
2 Includes 14%, 15%, 19%, 18%, and 9% attributable to mortgage-dollar-roll activity.

Notes to Financial Statements

Vanguard Balanced Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures

Vanguard Balanced Portfolio

contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2015, the portfolio’s average investments in long and short futures contracts represented less than 1% and 2% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.

5. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received

Vanguard Balanced Portfolio

or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets.

6. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

7. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

8. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

9. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

10. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2015, or at any time during the period then ended.

11. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company LLP provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance relative to the combined index comprising the S&P 500 Index and the Barclays Capital U.S. Credit A or Better Bond Index for the preceding three

Vanguard Balanced Portfolio

years. For the year ended December 31, 2015, the investment advisory fee represented an effective annual basic rate of 0.06% of the portfolio’s average net assets before a decrease of $66,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2015, the portfolio had contributed to Vanguard capital in the amount of $204,000, representing 0.01% of the portfolio’s net assets and 0.08% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,392,128	89,951	—
U.S. Government and Agency Obligations	—	164,195	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	36,925	—
Corporate Bonds	—	514,962	—
Sovereign Bonds	—	22,390	—
Taxable Municipal Bonds	—	40,151	—
Temporary Cash Investments	—	40,865	—
Futures Contracts—Assets[1]	18	—	—
Futures Contracts—Liabilities[1]	(59)	—	—
Total	1,392,087	909,439	—
1 Represents variation margin on the last day of the reporting period.

E. At December 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	March 2016	(171)	(21,530)	61
5-Year U.S. Treasury Note	March 2016	(56)	(6,626)	22
Ultra Long U.S. Treasury Bond	March 2016	18	2,856	(49)
				34

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Vanguard Balanced Portfolio

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2015, the portfolio realized net foreign currency losses of $14,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at December 31, 2015, the portfolio had $59,899,000 of ordinary income and $102,161,000 of long-term capital gains available for distribution.

At December 31, 2015, the cost of investment securities for tax purposes was $1,955,137,000. Net unrealized appreciation of investment securities for tax purposes was $346,430,000, consisting of unrealized gains of $409,987,000 on securities that had risen in value since their purchase and $63,557,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2015, the portfolio purchased $478,633,000 of investment securities and sold $423,043,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $609,353,000 and $609,262,000, respectively.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	9,057	9,848
Issued in Lieu of Cash Distributions	7,341	7,341
Redeemed	(10,090)	(8,199)
Net Increase (Decrease) in Shares Outstanding	6,308	8,990

At December 31, 2015, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 78% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to December 31, 2015, that would require recognition or disclosure in these financial statements.

Vanguard Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Balanced Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Balanced Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 11, 2016

Special 2015 tax information (unaudited) for corporate shareholders only for Vanguard
Balanced Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2015, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $104,109,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 53.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Balanced Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Balanced Portfolio	6/30/2015	12/31/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$997.76	$1.21
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.00	1.22

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.24%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Vanguard® Capital Growth Portfolio

Advisor’s Report

For the fiscal year ended December 31, 2015, Vanguard Capital Growth Portfolio returned 2.62%, exceeding the 1.38% return of its benchmark, the unmanaged Standard & Poor’s 500 Index, and the 2.41% average return of its variable insurance multi-capitalization growth fund competitors. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Relative to the S&P 500 Index, favorable sector allocations, including an underweight position in energy and overweight positions in health care and information technology, were partially offset by unfavorable stock selections.

Investment environment
After three consecutive years of double- digit gains, the S&P 500 Index returned just over 1%. Volatility was significant during the year, as investor concerns regarding China’s economy and stock market led to a correction during the third quarter. A few large-capitalization growth stocks, led by the so-called FANG group of internet companies (Facebook, Amazon, Netflix, and Google, now part of Alphabet), performed well while the broader market, especially value stocks and small-capitalization stocks, declined. The year was also characterized by record merger-and-acquisition volumes and increasing capital returns to shareholders.

In December, the Federal Reserve raised its target for the federal funds rate for the first time since 2006. Several additional rate increases are expected in 2016. Conversely, central banks in Europe, Japan, and China are not expected to tighten monetary policy in the foreseeable future.

Commodity prices fell over the course of the year as the supply of many commodities outstripped demand. After plummeting 46% in 2014, West Texas Intermediate crude oil fell a further 30% in 2015. Slowing growth in China, actions taken by OPEC, and stronger-than-expected U.S. production were cited as reasons for the ongoing price decline.

The U.S. economy continued to expand at a moderate rate, as real GDP through the third quarter of 2015 grew 2.6% from the prior-year period. The U.S. consumer benefited from an improving labor market (the unemployment rate was 5.0% in December, the lowest since 2008), low inflation (aided by lower gasoline prices), and high asset prices relative to several years ago. Notably, the average homeowner had $156,700 of home equity during the second quarter, up from $81,000 four years ago. The industrial economy faltered, hurt by weak foreign demand, budget cuts by energy firms, and an inventory correction. Companies with international sales were hurt by the strengthening U.S. dollar.

On the geopolitical front, the Middle East remained mired in conflict. Terrorist acts linked to the Islamic State took place in Paris in November and in San Bernardino, California, in December.

Outlook for U.S. equities
We find U.S. equities to be fairly valued at current levels. As of December 31, 2015, the S&P 500 Index was trading for approximately 16 times the next 12 months’ earnings, a reasonable valuation by historical standards, though the index appears more expensive on a price-to-sales basis since profit margins are near all-time highs. We continue to believe that many individual stocks are attractively valued and that stocks represent a more attractive investment than bonds at current prices.

Portfolio update and outlook
The portfolio was overweighted in information technology, health care, and industrial stocks. These sectors constituted about 80% of the portfolio’s holdings, on average (compared with a 45% combined average weighting in the S&P 500 Index).

Total Returns
		Ten Years Ended
		December 31, 2015
	Year Ended	Average
	December 31, 2015	Annual Return
Vanguard Capital Growth Portfolio	2.62%	9.84%
S&P 500 Index	1.38	7.31
Variable Insurance Multi-Cap Growth Funds Average[1]	2.41	6.34

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios2
Your Portfolio Compared With Its Peer Group

		Multi-Cap Growth
	Portfolio	Funds Average
Capital Growth Portfolio	0.40%	0.82%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the Capital Growth Portfolio’s expense ratio was 0.36%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard Capital Growth Portfolio

As we noted, favorable sector allocations, notably in energy (underweight), health care (overweight), and information technology (overweight), were partially offset by unfavorable stock selection. Favorable selection in financials and consumer discretionary was more than offset by unfavorable selection in health care, materials, industrials, and information technology.

In the health care sector, Biogen (–10%) accounted for most of the portfolio’s negative relative return. Monsanto (–16%) and Potash Corp. (–49%) led to underperformance in the materials sector, while FedEx (–14%) was the largest detractor in the industrial sector. The portfolio’s relative return in the information technology sector was slightly negative, as outperformance in software and internet stocks was offset by underperformance in hardware, communications equipment, and semiconductor stocks. The largest positive contributors were Adobe (+29%), Google/Alphabet (+46%), Microsoft (+23%), and NVIDIA (+67%), while the largest detractors were Micron (–60%), HP Inc. (–37%), NetApp (–35%), and QUALCOMM (–31%). Outperformance in the financial sector was driven by Chubb (+31%), which agreed to be acquired by ACE, and Charles Schwab (+10%). In the consumer discretionary sector, the negative impact from the fund’s minimal exposure to Amazon (+118%) was more than offset by its investments in L Brands (+16%), Carnival (+23%), Sony (+21%), and Ross Stores (+15%).

Energy
The portfolio remains significantly underweighted in the energy sector, which was the worst-performing sector in the S&P 500 Index in 2015. We have found few compelling investments within the sector, as we believe current valuations assume a significant increase in oil prices from recent levels. We view declining production costs and slower demand from China and other emerging markets as long-term, not cyclical, trends.

Furthermore, new technologies such as vehicle electrification may reduce oil demand over the long term.

Industrials
Within industrials, we continue to find our investments in the airline sector to be attractive. Airlines stand to benefit significantly from lower oil prices since fuel represents around 30% of their costs. Moreover, the industry has consolidated significantly, and the four largest airlines now represent over 80% of total capacity. Management teams are increasingly focused on generating adequate returns on capital rather than chasing unprofitable market share. This is currently being enabled by historically high load factors (a measure of capacity utilization). In light of these industry dynamics, strong free cash flows, and low valuation multiples, we remain overweighted in airlines.

Information technology
We believe that our holdings within information technology represent compelling investments. A major technological shift is under way as software, storage, and computing power continue to move to the “cloud,” where users can rent these services over the internet. This shift is helping to enable new “big data” and mobility applications, while simultaneously increasing demand for certain types of storage and processing infrastructure. Though these trends have mixed implications for some holdings with legacy technologies, these companies’ strong competitive positions, cash-rich balance sheets, and healthy cash-flow generation enable them to invest ample resources in cloud-based offerings. In addition, we believe the low valuation multiples assigned to many of these stocks more than adequately reflect the risks associated with this transition.

Health care
We continue to believe that the health care industry’s long-term outlook is favorable. Increasing demand for health care products will be driven by demographic trends as well as the industry’s ability to develop new and more effective therapies. The industry’s pipeline includes promising new treatments for cancer, Alzheimer’s, and autoimmune diseases. In addition, the reduction in cost of genetic sequencing may result in new breakthroughs in drug development. Furthermore, the valuations of large-cap biotech and pharmaceutical companies are reasonable, with some trading at a discount to the S&P 500 Index price-to-earnings multiple in spite of their superior growth profiles.

Tempering our positive outlook is the nearer-term uncertainty over reimbursement and pricing. Last year, pharmacy benefit managers extracted higher-than-expected pricing concessions from AbbVie and Gilead as the two firms competed for market share with their new drugs for hepatitis C. The recent proposal from presidential candidate Hillary Clinton to reduce pharmaceutical spending has again raised the specter of government-negotiated or -mandated pricing. While we are mindful of these potential negatives, we believe that companies with novel drug treatments that provide significant benefits over existing therapies will continue to receive favorable reimbursement from payors.

Conclusion
We remain committed to our investment philosophy, which is to invest in attractively priced stocks for the long term. This “bottom-up” approach often results in portfolios that bear little resemblance to market indexes; therefore, our results often deviate substantially from such indexes. Furthermore, our long-term investment horizon results in low portfolio turnover, which creates the possibility for extended periods of underperformance when the stocks in our portfolio fall out of favor. We nonetheless believe that this approach can generate superior results for shareholders over the long term.

PRIMECAP Management Company

January 13, 2016

Vanguard Capital Growth Portfolio

Portfolio Profile
As of December 31, 2015

Portfolio Characteristics
Comparative
	Portfolio	Index[1]
Number of Stocks	99	504
Median Market Cap	$68.3B	$81.0B
Price/Earnings Ratio	21.8x	20.5x
Price/Book Ratio	3.6x	2.8x
Yield[2]	1.3%	2.2%
Return on Equity	18.9%	18.3%
Earnings Growth Rate	8.6%	9.2%
Foreign Holdings	10.0%	0.0%
Turnover Rate	5%	—
Expense Ratio[3]	0.40%	—
Short-Term Reserves	5.3%	—

Volatility Measures
Portfolio Versus
Comparative Index[1]
R-Squared	0.90
Beta	0.93

Sector Diversification (% of equity exposure)
Comparative
	Portfolio	Index[1]
Consumer Discretionary	8.6%	12.9%
Consumer Staples	0.5	10.1
Energy	1.4	6.5
Financials	6.6	16.5
Health Care	28.5	15.2
Industrials	15.9	10.1
Information Technology	35.6	20.5
Materials	1.8	2.8
Telecommunication Services	1.1	2.4
Utilities	0.0	3.0

Ten Largest Holdings[4] (% of total net assets)

Biogen Idec Inc.	Biotechnology	5.4%
Eli Lilly & Co.	Pharmaceuticals	5.1
Amgen Inc.	Biotechnology	4.9
Microsoft Corp.	Systems Software	4.8
Alphabet Inc.	Internet Software
	& Services	4.7
Adobe Systems Inc.	Application
	Software	4.4
Texas Instruments Inc.	Semiconductors	4.2
Roche Holding AG	Pharmaceuticals	3.4
Southwest Airlines Co.	Airlines	3.2
FedEx Corp.	Air Freight
	& Logistics	3.1
Top Ten		43.2%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 30-day SEC yield for the portfolio; annualized dividend yield for the index.
3 The expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the Capital Growth Portfolio’s expense ratio was 0.36%.
4 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Capital Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2005–December 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2015			of a $10,000
	One Year	Five Years	Ten Years	Investment
Capital Growth Portfolio	2.62%	14.00%	9.84%	$25,564
S&P 500 Index	1.38	12.57	7.31	20,242
Variable Insurance Multi-Cap Growth
Funds Average[1]	2.41	10.69	6.34	18,488

Fiscal-Year Total Returns (%): December 31, 2005–December 31, 2015

Capital Growth Portfolio
S&P 500 Index

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Capital Growth Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (94.9%)
Consumer Discretionary (8.1%)
L Brands Inc.	204,600	19,605
TJX Cos. Inc.	133,000	9,431
Ross Stores Inc.	175,100	9,422
Walt Disney Co.	86,700	9,111
Sony Corp. ADR	324,900	7,996
Carnival Corp.	140,800	7,671
* Amazon.com Inc.	3,500	2,366
Royal Caribbean Cruises Ltd.	23,300	2,358
* Bed Bath & Beyond Inc.	41,700	2,012
Whirlpool Corp.	6,600	969
Time Warner Cable Inc.	4,700	872
VF Corp.	13,500	840
		72,653
Consumer Staples (0.5%)
CVS Health Corp.	41,300	4,038

Energy (1.4%)
Schlumberger Ltd.	58,500	4,080
EOG Resources Inc.	41,700	2,952
^ Transocean Ltd.	193,600	2,397
Noble Energy Inc.	48,800	1,607
Exxon Mobil Corp.	11,200	873
National Oilwell Varco Inc.	10,800	362
		12,271
Financials (6.2%)
Charles Schwab Corp.	488,600	16,090
Marsh & McLennan
Cos. Inc.	211,900	11,750
Wells Fargo & Co.	180,700	9,823
JPMorgan Chase & Co.	87,200	5,758
Progressive Corp.	120,700	3,838
Chubb Corp.	22,800	3,024
US Bancorp	53,400	2,279
CME Group Inc.	15,100	1,368
Discover Financial Services	21,400	1,147
American Express Co.	7,800	542
		55,619
Health Care (27.0%)
* Biogen Inc.	156,200	47,852
Eli Lilly & Co.	542,700	45,728
Amgen Inc.	267,971	43,500
Roche Holding AG	109,900	30,454
Novartis AG ADR	246,250	21,187
Medtronic plc	171,900	13,223
Johnson & Johnson	117,400	12,059
* Boston Scientific Corp.	544,502	10,041
Thermo Fisher Scientific Inc.	49,700	7,050
Abbott Laboratories	123,300	5,537
GlaxoSmithKline plc ADR	58,100	2,344

			Market
			Value•
		Shares	($000)
	Sanofi ADR	36,800	1,570
	AbbVie Inc.	14,000	829
			241,374
Industrials (15.1%)
	Southwest Airlines Co.	661,750	28,495
	FedEx Corp.	188,700	28,114
	Airbus Group SE	213,300	14,374
	Alaska Air Group Inc.	132,700	10,684
	Honeywell International Inc.	69,600	7,208
*	United Continental Holdings
	Inc.	107,200	6,143
	Union Pacific Corp.	71,100	5,560
	Caterpillar Inc.	78,900	5,362
	Delta Air Lines Inc.	90,100	4,567
	United Parcel Service Inc.
	Class B	43,550	4,191
	Deere & Co.	50,900	3,882
	Boeing Co.	23,200	3,354
	American Airlines Group Inc.	70,200	2,973
	United Technologies Corp.	20,400	1,960
	CH Robinson Worldwide Inc.	30,600	1,898
	Pentair plc	28,300	1,402
	Safran SA	18,900	1,298
	CSX Corp.	42,500	1,103
	Rockwell Automation Inc.	8,000	821
	Expeditors International of
	Washington Inc.	14,100	636
*	Hertz Global Holdings Inc.	38,400	546
			134,571
Information Technology (33.9%)
	Microsoft Corp.	766,700	42,536
*	Adobe Systems Inc.	420,000	39,455
	Texas Instruments Inc.	686,500	37,627
*	Alphabet Inc. Class A	27,500	21,395
*	Alphabet Inc. Class C	27,570	20,922
*	Alibaba Group Holding Ltd.
	ADR	159,600	12,971
	Intel Corp.	355,000	12,230
	Intuit Inc.	95,500	9,216
	QUALCOMM Inc.	182,000	9,097
	EMC Corp.	340,700	8,749
	NVIDIA Corp.	251,750	8,298
	Hewlett Packard Enterprise
	Co.	506,550	7,700
	KLA-Tencor Corp.	110,100	7,635
*	Micron Technology Inc.	533,500	7,554
	Telefonaktiebolaget LM
	Ericsson ADR	717,500	6,895
	NetApp Inc.	255,400	6,776
	Cisco Systems Inc.	242,700	6,590
	HP Inc.	506,550	5,998
	Oracle Corp.	141,300	5,162

		Market
		Value•
	Shares	($000)
Visa Inc. Class A	58,200	4,513
Activision Blizzard Inc.	116,000	4,490
Plantronics Inc.	71,650	3,398
Broadcom Corp. Class A	45,900	2,654
Analog Devices Inc.	42,400	2,346
* BlackBerry Ltd.	195,800	1,817
Corning Inc.	98,350	1,798
* PayPal Holdings Inc.	31,700	1,148
Apple Inc.	9,500	1,000
MasterCard Inc. Class A	9,800	954
* eBay Inc.	31,700	871
SanDisk Corp.	8,700	661
* Entegris Inc.	46,900	622
		303,078
Materials (1.7%)
Monsanto Co.	121,300	11,951
Potash Corp. of
Saskatchewan Inc.	104,700	1,792
Praxair Inc.	17,400	1,782
		15,525
Telecommunication Services (1.0%)
AT&T Inc.	259,508	8,930
Total Common Stocks
(Cost $575,118)		848,059
Temporary Cash Investment (5.3%)
Money Market Fund (5.3%)
[1,2] Vanguard Market Liquidity
Fund, 0.363%
(Cost $47,817)	47,817,075	47,817
Total Investments (100.2%)
(Cost $622,935)		895,876

		Amount
		($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard		79
Receivables for Capital Shares Issued		1,295
Receivables for Accrued Income		888
Total Other Assets		2,262
Liabilities
Collateral for Securities on Loan		(2,261)
Payables to Investment Advisor		(334)
Payables for Capital Shares Redeemed		(775)
Payables to Vanguard		(928)
Other Liabilities		(11)
Total Liabilities		(4,309)
Net Assets (100%)
Applicable to 33,547,995 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		893,829
Net Asset Value Per Share		$26.64

Vanguard Capital Growth Portfolio

At December 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	587,908
Undistributed Net Investment Income	9,669
Accumulated Net Realized Gains	23,332
Unrealized Appreciation (Depreciation)
Investment Securities	272,941
Foreign Currencies	(21)
Net Assets	893,829

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,153,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $2,261,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Capital Growth Portfolio

Statement of Operations

Year Ended
December 31, 2015
($000)
Investment Income
Income
Dividends[1]	13,461
Interest [2]	105
Securities Lending	186
Total Income	13,752
Expenses
Investment Advisory Fees—Note B	1,313
The Vanguard Group—Note C
Management and Administrative	1,603
Marketing and Distribution	164
Custodian Fees	18
Auditing Fees	31
Shareholders’ Reports	18
Trustees’ Fees and Expenses	1
Total Expenses	3,148
Net Investment Income	10,604
Realized Net Gain (Loss)
Investment Securities Sold	23,375
Foreign Currencies	(14)
Realized Net Gain (Loss)	23,361
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(12,514)
Foreign Currencies	(1)
Change in Unrealized Appreciation
(Depreciation)	(12,515)
Net Increase (Decrease) in Net Assets
Resulting from Operations	21,450

1 Dividends are net of foreign withholding taxes of $336,000.
2 Interest income from an affiliated company of the portfolio was $105,000.

Statement of Changes in Net Assets

	Year Ended December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,604	9,373
Realized Net Gain (Loss)	23,361	28,567
Change in Unrealized Appreciation (Depreciation)	(12,515)	82,133
Net Increase (Decrease) in Net Assets Resulting from Operations	21,450	120,073
Distributions
Net Investment Income	(9,459)	(6,008)
Realized Capital Gain	(28,597)	(13,257)
Total Distributions	(38,056)	(19,265)
Capital Share Transactions
Issued	191,432	172,797
Issued in Lieu of Cash Distributions	38,056	19,265
Redeemed	(148,174)	(95,031)
Net Increase (Decrease) from Capital Share Transactions	81,314	97,031
Total Increase (Decrease)	64,708	197,839
Net Assets
Beginning of Period	829,121	631,282
End of Period[1]	893,829	829,121
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,669,000 and $8,538,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Capital Growth Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$27.15	$23.60	$17.68	$15.69	$16.38
Investment Operations
Net Investment Income	.310	.304	.219	.255	.154
Net Realized and Unrealized Gain (Loss)
on Investments	.391	3.945	6.421	2.152	(.274)
Total from Investment Operations	.701	4.249	6.640	2.407	(.120)
Distributions
Dividends from Net Investment Income	(.301)	(.218)	(.250)	(.165)	(.145)
Distributions from Realized Capital Gains	(.910)	(.481)	(.470)	(.252)	(.425)
Total Distributions	(1.211)	(.699)	(.720)	(.417)	(.570)
Net Asset Value, End of Period	$26.64	$27.15	$23.60	$17.68	$15.69

Total Return	2.62%	18.43%	38.48%	15.47%	-0.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$894	$829	$631	$395	$370
Ratio of Total Expenses to Average Net Assets	0.36%	0.40%	0.41%	0.41%	0.42%
Ratio of Net Investment Income to
Average Net Assets	1.21%	1.31%	1.13%	1.48%	1.03%
Portfolio Turnover Rate	5%	11%	7%	6%	11%

Notes to Financial Statements

Vanguard Capital Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the

Vanguard Capital Growth Portfolio

securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2015, the investment advisory fee represented an effective annual rate of 0.15% of the portfolio’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Vanguard Capital Growth Portfolio

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2015, the portfolio had contributed to Vanguard capital in the amount of $79,000, representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	801,933	46,126	—
Temporary Cash Investments	47,817	—	—
Total	849,750	46,126	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2015, the portfolio had $10,636,000 of ordinary income and $23,196,000 of long-term capital gains available for distribution.

At December 31, 2015, the cost of investment securities for tax purposes was $622,935,000. Net unrealized appreciation of investment securities for tax purposes was $272,941,000, consisting of unrealized gains of $299,254,000 on securities that had risen in value since their purchase and $26,313,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2015, the portfolio purchased $110,952,000 of investment securities and sold $42,057,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	7,167	6,829
Issued in Lieu of Cash Distributions	1,442	811
Redeemed	(5,603)	(3,842)
Net Increase (Decrease) in Shares Outstanding	3,006	3,798

At December 31, 2015, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 64% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2015, that would require recognition or disclosure in these financial statements.

Vanguard Capital Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Capital Growth Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Growth Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 11, 2016

Special 2015 tax information (unaudited) for corporate shareholders only for Vanguard
Capital Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2015, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $28,597,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 98.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Capital Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Growth Portfolio	6/30/2015	12/31/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,021.08	$1.83
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.39	1.84

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.36%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Vanguard® Conservative Allocation Portfolio

Despite periods of volatility, U.S. stocks and bonds finished 2015 with positive returns. International stocks didn’t fare as well. For the fiscal year ended December 31, 2015, the Conservative Allocation Portfolio returned 0.20%, not far from its composite benchmark index and better than the average return of its peers.

The table below shows the returns of your portfolio and its comparative standards for the past year. For additional perspective, we also present their annualized returns since the portfolio’s inception. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

U.S. markets had a muted year; international stocks struggled
The Conservative Allocation Portfolio, as a “fund of funds,” seeks to capture the returns of its benchmark by investing in a combination of Vanguard Variable Insurance Fund (VVIF) portfolios and Vanguard index funds. Although the exact percentages may vary, the portfolio targets an asset allocation of approximately 60% bonds and 40% stocks. Its holdings consist of VVIF Total Bond Market Index Portfolio (48%), VVIF Equity Index Portfolio (23%), Vanguard Total International Bond Index Fund (12%), Vanguard Total International Stock Index Fund (12%), and Vanguard Extended Market Index Fund (5%).

The Total Bond Market Index Portfolio, which encompasses most of the U.S. bond market, returned 0.33%. A decline in the prices of its holdings offset much of its earned income. After the Federal Reserve took the long-awaited step of raising its target for short-term rates, short-term yields finished the fiscal year higher than they began it. The upward movement of intermediate- and long-term yields was more muted because of the fragile state of global growth and the subdued outlook for inflation.

Vanguard Total International Bond Index Fund, hedged against currency exposure, returned 1.04%. Without the hedging, its returns would have been negative.

In equity markets, U.S. large-capitalization stocks did better than smaller-caps, but overall returns were muted or negative. The Equity Index Portfolio returned 1.27%, and the Extended Market Index Fund, which focuses on small- and mid-cap stocks, returned –3.39%.

Energy stocks retreated sharply, punished by the steep slide of oil prices. The U.S. materials sector, which sank about –10%, was another one of the broad market’s weakest after commodity prices fell along with those of oil. Positive results came from health care and consumer-oriented companies.

International stocks generated mostly positive returns in local currency terms; however, they returned about –4.37% in U.S. dollar terms as many foreign currencies continued to weaken against the dollar. Emerging markets fared the worst.

The portfolio’s long-term record reflects expertise and low costs
For the period since its inception on October 19, 2011, the Conservative Allocation Portfolio returned 6.53% on an average annual basis—very close to the result of its target benchmark. It beat the average return of its peers by more than a full percentage point. This admirable performance is a testament to the skill of Vanguard’s equity and bond index managers, as well as the benefits of our consistently low costs.

Total Returns
		October 19, 2011[1]
		through
		December 31, 2015
	Year Ended	Average
	December 31, 2015	Annual Return
Vanguard Conservative Allocation Portfolio	0.20%	6.53%
Conservative Allocation Composite Index [2]	1.01	6.87
Variable Insurance Mixed-Asset Target Conservative
Funds Average [3]	-1.28	5.05

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Mixed-Asset
		Target Allocation
	Acquired Fund Fees	Conservative
	and Expenses[4]	Funds Average[5]
Conservative Allocation Portfolio	0.19%	0.44%

1 Portfolio inception.
2 Weighted 48% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 12% FTSE Global All Cap ex US Index as of June 3, 2013. Previously, the composite was weighted 60% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI ACWI ex USA IMI Index.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
4 This figure—drawn from the prospectus dated April 30, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Conservative Allocation Portfolio invests. The Conservative Allocation Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2015, the acquired fund fees and expenses were 0.16%.
5 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard Conservative Allocation Portfolio

Portfolio Profile
As of December 31, 2015

Total Portfolio Characteristics

Yield[1]	2.2%
Acquired Fund Fees and Expenses[2]	0.19%

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Total Bond Market Index Portfolio	48.1%
Vanguard Variable Insurance Fund
Equity Index Portfolio	22.7
Vanguard Total International Bond
Index Fund Investor Shares	12.0
Vanguard Total International Stock
Index Fund Investor Shares	12.0
Vanguard Extended Market Index
Fund Investor Shares	5.2

Portfolio Asset Allocation

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated April 30, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Conservative Allocation Portfolio invests. The Conservative Allocation Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2015, the acquired fund fees and expenses were 0.16%.

Vanguard Conservative Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: October 19, 2011–December 31, 2015
Initial Investment of $10,000

	Average Annual Total Returns		Final Value
Periods Ended December 31, 2015			of a $10,000
	One Year	Since Inception[1]	Investment
Conservative Allocation Portfolio	0.20%	6.53%	$13,045
Conservative Allocation Composite Index[2]	1.01	6.87	13,219
Variable Insurance Mixed-Asset Target
Conservative Funds Average[3]	-1.28	5.05	12,297
Dow Jones U.S. Total Stock Market
Float Adjusted Index	0.44	15.56	18,359

Fiscal-Year Total Returns (%): October 19, 2011–December 31, 2015

Conservative Allocation Portfolio
Conservative Allocation Composite Index[2]

1 October 19, 2011.
2 Weighted 48% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 12% FTSE Global All Cap ex US Index as of June 3, 2013. Previously, the composite was weighted 60% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI ACWI ex USA IMI Index.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Conservative Allocation Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (27.9%)
Vanguard Variable Insurance Fund—Equity Index Portfolio	1,357,486	45,136
Vanguard Extended Market Index Fund Investor Shares	162,644	10,346
		55,482
International Stock Fund (12.0%)
Vanguard Total International Stock Index Fund Investor Shares	1,647,631	23,874

U.S. Bond Fund (48.1%)
Vanguard Variable Insurance Fund—Total Bond Market Index Portfolio	8,126,158	95,808

International Bond Fund (12.0%)
Vanguard Total International Bond Index Fund Investor Shares	2,270,085	23,949
Total Investments (100.0%) (Cost $200,094)		199,113

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Receivables for Investment Securities Sold	51
Receivables for Accrued Income	3
Receivables for Capital Shares Issued	120
Total Other Assets	174
Liabilities
Payables for Capital Shares Redeemed	(141)
Other Liabilities	(40)
Total Liabilities	(181)
Net Assets (100%)
Applicable to 8,395,212 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	199,106
Net Asset Value Per Share	$23.72

At December 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	192,372
Undistributed Net Investment Income	3,540
Accumulated Net Realized Gains	4,175
Unrealized Appreciation (Depreciation)	(981)
Net Assets	199,106

• See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Conservative Allocation Portfolio

Statement of Operations

Year Ended
December 31, 2015
($000)
Investment Income
Income
Income Distributions Received	3,578
Other Income	4
Net Investment Income—Note B	3,582
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,532
Affiliated Investment Securities Sold	2,653
Realized Net Gain (Loss)	4,185
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(7,838)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(71)

Statement of Changes in Net Assets

	Year Ended December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,582	2,697
Realized Net Gain (Loss)	4,185	2,784
Change in Unrealized Appreciation (Depreciation)	(7,838)	3,200
Net Increase (Decrease) in Net Assets Resulting from Operations	(71)	8,681
Distributions
Net Investment Income	(2,725)	(1,866)
Realized Capital Gain[1]	(2,767)	(3,046)
Total Distributions	(5,492)	(4,912)
Capital Share Transactions
Issued	73,018	67,986
Issued in Lieu of Cash Distributions	5,492	4,912
Redeemed	(33,495)	(18,517)
Net Increase (Decrease) from Capital Share Transactions	45,015	54,381
Total Increase (Decrease)	39,452	58,150
Net Assets
Beginning of Period	159,654	101,504
End of Period[2]	199,106	159,654

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $106,000 and $822,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,540,000 and $2,683,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Conservative Allocation Portfolio

Financial Highlights

					Oct. 19,
					2011[1] to
For a Share Outstanding		Year Ended December 31,			Dec. 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$24.44	$23.86	$22.27	$20.44	$20.00
Investment Operations
Net Investment Income	. 470 [2]	.495[2]	.514[2]	. 424 [2]	.172[2]
Capital Gain Distributions Received	. 201[2]	.130[2]	. 252 [2]	.197[2]	—
Net Realized and Unrealized Gain (Loss)
on Investments	(.611)	.971	1.229	1.268	.268
Total from Investment Operations	.060	1.596	1.995	1.889	.440
Distributions
Dividends from Net Investment Income	(.387)	(.386)	(.215)	(.041)	—
Distributions from Realized Capital Gains	(.393)	(.630)	(.190)	(.018)	—
Total Distributions	(.780)	(1.016)	(.405)	(.059)	—
Net Asset Value, End of Period	$23.72	$24.44	$23.86	$22.27	$20.44

Total Return	0.20%	6.91%	9.06%	9.25%	2.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$199	$160	$102	$61	$11
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.19%	0.19%	0.20%	0.25%[3]
Ratio of Net Investment Income to
Average Net Assets	1.95%	2.07%	2.23%	1.97%	0.75%[3]
Portfolio Turnover Rate	15%	13%	37%	17%	20%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Conservative Allocation Portfolio

Notes to Financial Statements

Vanguard Conservative Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each portfolio is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2015, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2015, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

Vanguard Conservative Allocation Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2015, the portfolio had $3,900,000 of ordinary income and $3,814,000 of long-term capital gains available for distribution.

At December 31, 2015, the cost of investment securities for tax purposes was $200,094,000. Net unrealized depreciation of investment securities for tax purposes was $981,000, consisting of unrealized gains of $3,908,000 on securities that had risen in value since their purchase and $4,889,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended December 31,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	3,024	2,840
Issued in Lieu of Cash Distributions	228	212
Redeemed	(1,389)	(774)
Net Increase (Decrease) in Shares Outstanding	1,863	2,278

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Dec. 31,		Proceeds			Dec. 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities	Dividend	Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Extended Market
Index Fund	8,769	2,992	964	121	—	10,346
Vanguard Market Liquidity Fund	126	NA1	NA1	—	—	—
Vanguard Total International Bond
Index Fund	18,597	5,931	435	356	—	23,949
Vanguard Total International Stock
Index Fund	19,000	10,070	3,644	583	—	23,874
Vanguard Variable Insurance
Fund—Equity Index Portfolio	35,715	17,778	7,389	645	1,181	45,136
Vanguard Variable Insurance
Fund—Total Bond Market
Index Portfolio	77,541	35,926	15,588	1,873	351	95,808
Total	159,748	72,697	28,020	3,578	1,532	199,113
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2015, that would require recognition or disclosure in these financial statements.

Vanguard Conservative Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Conservative Allocation Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Conservative Allocation Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated , in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 11, 2016

Special 2015 tax information (unaudited) for corporate shareholders only for Vanguard
Conservative Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2015, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $2,661,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 16.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Conservative Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Conservative Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Conservative Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Conservative Allocation Portfolio	6/30/2015	12/31/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$992.05	$0.80
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.40	0.82

1 The calculations are based on the Conservative Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Conservative Allocation Portfolio’s annualized expense figure for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period (184/365).

Vanguard® Diversified Value Portfolio

Advisor’s Report

Vanguard Diversified Value Portfolio returned –2.45% in 2015, ahead of the –3.83% return of its benchmark, the Russell 1000 Value Index. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The investment environment
In the years after the lows of March 2009, the stock market more than tripled, so it was not surprising to see a pause in 2015. Although most large-capitalization equity indexes ended roughly where they had started, there was substantial volatility in the second half of the year. Investors focused in the first half on the prospect of Greece leaving the euro zone, but the country stayed and accepted austerity in exchange for its third bailout from the International Monetary Fund, European Union, and European Central Bank. Long-term prospects for Greece remain uncertain, but because this drama has played out in slow motion over the last five years, markets took the possibility of a “Grexit” in stride.

This was not the case for the mounting concerns about global economic growth and financial contagion sparked by China’s surprise devaluation of its currency in August. The devaluation called into question the strength of China’s economy, the competitiveness of other export-oriented countries, and the Chinese government’s competency in managing the transition from a controlled economy to one that is more oriented toward the free market. The thought that China could efficiently manage its way to a slower but positive growth environment gave way to the fear that its economy was rapidly slowing and could pull the rest of the world down with it.

Nowhere was this fear clearer than in the commodity markets. The widely watched CRB (Commodity Research Bureau) index ended the year down 23%. West Texas Intermediate crude oil extended its decline to $37 per barrel, compared with over $100 18 months ago. The drop in commodity prices should continue to benefit U.S. consumers at the expense of commodity-oriented companies and commodity-exporting countries.

Although the manufacturing sector weakened with lower energy sector capital spending and a strong dollar, the overall U.S. economy remained resilient. The job market improved, and wage inflation accelerated slightly. New car sales hit an annual record, and the housing market continued its recovery. As a result, the Federal Reserve raised the federal funds rate in December for the first time in nearly a decade. Chairwoman Janet Yellen said future interest rate increases would depend on economic data, but the market consensus is skeptical that rates will rise as much as implied in the Fed’s forecasts.

Our successes and shortfalls
Relative to the benchmark, the energy sector was the largest contributor to performance thanks to a slight underweighting and strong stock selection. Refiners Marathon Petroleum and Phillips 66 led the outperformance. These refiners were spun out of the integrated oil companies in 2011 and 2012, respectively. When we added to the positions of the spun companies, the view was one of perennial low returns on invested capital and subpar management teams. As is often the case, these companies were

I’d like to express my deep appreciation
to Jim Barrow, who has provided distin-
guished service as the lead manager
for Vanguard Diversified Value Portfolio
since the portfolio’s inception more than
16 years ago. When Jim stepped down
at year-end, his portfolio management
responsibilities were assumed by his
co-managers, Jeff Fahrenbruch and
David Ganucheau.

—Vanguard Chairman Bill McNabb

Total Returns
		Ten Years Ended
		December 31, 2015
	Year Ended	Average
December 31, 2015		Annual Return
Vanguard Diversified Value Portfolio	-2.45%	6.27%
Russell 1000 Value Index	-3.83	6.16
Variable Insurance Large-Cap Value Funds Average[1]	-4.14	5.55

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios2
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Large-Cap Value
	Portfolio	Funds Average
Diversified Value Portfolio	0.34%	0.87%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the Diversified Value Portfolio’s expense ratio was 0.28%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard Diversified Value Portfolio

managed much better on a standalone basis than they were inside a larger conglomerate. Both companies generated much higher than expected earnings, in large part because of increasing domestic crude production, and invested the proceeds wisely for the benefit of shareholders.

The consumer staples sector was another positive contributor. Imperial Tobacco outperformed significantly because of an accretive $7.1 billion acquisition of several brands that Reynolds American and Lorillard were forced to divest to complete their merger. The stock also benefited from rumors that Imperial itself could be an acquisition target.

The financial sector detracted the most. Most of the underperformance can be traced to two stocks: American Express and Navient. American Express declined after losing a profitable partnership with Costco to Citigroup, and investors feared a more competitive environment for its premium credit card customers. Navient experienced disruptions in the student loan securitization market. The Department of Education’s income-based loan repayment schemes threaten the contractual terms of student loan securitizations, but Navient believes it has the appropriate strategies to renegotiate those terms.

Our portfolio positioning
As of this writing, global growth concerns are dominating headlines, investors remain skeptical about China’s ability to engineer a soft landing for its economy, and the energy sector remains in free fall. When investors question the global growth environment, they often flock to a small group of companies they believe will continue to grow at a rapid pace. We are witnessing this phenomenon today with the so-called FANG stocks—Facebook, Amazon, Netflix, and Google (now part of Alphabet). The long-term outlook for these companies may be favorable, but this style of investing can be dangerous if investors ignore the price they are paying for the forecasted growth. At year-end, these four stocks traded at an average of 132 times their generously defined “adjusted” trailing earnings.

We remain focused on buying a concentrated portfolio of good companies trading at valuations below the broad market for what we believe are temporary or overblown reasons. There are many ways to define the quality of an investment, but the companies in our portfolio have higher-than-average returns on invested capital and free-cash-flow margins while returning a greater-than-average amount of the free cash flow to shareholders, especially through dividends. This bottom-up investing approach leads us to a portfolio that is more defensively positioned than the broad market. The portfolio is overweighted in consumer staples and health care and underweighted in financials. We remain optimistic that the combination of a fundamental premium with a valuation advantage positions the portfolio well for the future.

Portfolio Managers:

Jeff Fahrenbruch, Managing Director

David Ganucheau, Managing Director

Barrow, Hanley, Mewhinney & Strauss, LLC

January 13, 2016

Vanguard Diversified Value Portfolio

Portfolio Profile
As of December 31, 2015

Portfolio Characteristics
	Comparative Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	42	691	3,960
Median Market Cap	$85.5B	$54.7B	$51.4B
Price/Earnings Ratio	18.6x	18.9x	21.9x
Price/Book Ratio	2.0x	1.8x	2.7x
Yield[3]	2.8%	2.7%	2.1%
Return on Equity	16.0%	12.8%	17.2%
Earnings Growth Rate	4.7%	4.9%	9.5%
Foreign Holdings	7.3%	0.0%	0.0%
Turnover Rate	13%	—	—
Expense Ratio[4]	0.34%	—	—
Short-Term Reserves	2.3%	—	—

Volatility Measures
	Portfolio Versus Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.95	0.94
Beta	0.95	0.95

Sector Diversification (% of equity exposure)
	Comparative		Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	7.0%	5.2%	13.4%
Consumer Staples	9.8	7.0	8.8
Energy	11.6	12.3	5.9
Financials	22.2	30.4	18.3
Health Care	19.0	11.9	14.8
Industrials	11.6	10.4	10.6
Information Technology	8.7	11.5	19.8
Materials	2.6	2.6	3.1
Telecommunication
Services	4.2	2.5	2.2
Utilities	3.3	6.2	3.1

Ten Largest Holdings[5] (% of total net assets)
Medtronic Inc.	Health Care
	Equipment	4.3%
Wells Fargo & Co.	Diversified Banks	4.1
JPMorgan Chase & Co.	Diversified Banks	3.9
Philip Morris
International Inc.	Tobacco	3.8
PNC Financial Services
Group Inc.	Regional Banks	3.7
Imperial Tobacco Group	Tobacco	3.4
Pfizer Inc.	Pharmaceuticals	3.3
Raytheon Co.	Aerospace
	& Defense	3.2
Microsoft Corp.	Systems Software	3.2
Verizon	Integrated
Communications Inc.	Telecommunication
	Services	3.2
Top Ten		36.1%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Value Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the index.
4 The expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the Diversified Value Portfolio’s expense ratio was 0.28%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Diversified Value Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2005–December 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2015			of a $10,000
	One Year	Five Years	Ten Years	Investment
Diversified Value Portfolio	-2.45%	10.91%	6.27%	$18,375
Russell 1000 Value Index	-3.83	11.27	6.16	18,174
Variable Insurance Large-Cap Value
Funds Average[1]	-4.14	9.91	5.55	17,166
Dow Jones U.S. Total Stock Market
Float Adjusted Index	0.44	12.14	7.48	20,563

Fiscal-Year Total Returns (%): December 31, 2005–December 31, 2015

Diversified Value Portfolio
Russell 1000 Value Index

1 Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Vanguard Diversified Value Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (97.9%)
Consumer Discretionary (6.9%)
Ford Motor Co.	2,025,900	28,545
Johnson Controls Inc.	601,800	23,765
Target Corp.	285,700	20,745
		73,055
Consumer Staples (9.6%)
Philip Morris International
Inc.	462,200	40,632
Imperial Tobacco Group plc
ADR	339,100	35,860
Altria Group Inc.	435,200	25,333
		101,825
Energy (11.4%)
Phillips 66	362,272	29,634
ConocoPhillips	622,644	29,071
Occidental Petroleum Corp.	316,300	21,385
Marathon Petroleum Corp.	297,800	15,438
BP plc ADR	380,300	11,888
Chevron Corp.	116,100	10,445
^,* Seadrill Ltd.	756,100	2,563
		120,424
Financials (21.7%)
Wells Fargo & Co.	795,500	43,243
JPMorgan Chase & Co.	626,250	41,351
PNC Financial Services
Group Inc.	415,572	39,608
Bank of America Corp.	1,649,046	27,754
Citigroup Inc.	462,930	23,957
American Express Co.	321,900	22,388
Capital One Financial Corp.	295,800	21,351
Navient Corp.	595,400	6,817
* SLM Corp.	595,200	3,881
		230,350
Health Care (18.6%)
Medtronic plc	585,800	45,060
Pfizer Inc.	1,088,614	35,140
Anthem Inc.	232,400	32,406
Johnson & Johnson	287,100	29,491
Merck & Co. Inc.	538,200	28,428
Sanofi ADR	625,300	26,669
		197,194

		Market
		Value•
	Shares	($000)
Industrials (11.3%)
Raytheon Co.	276,000	34,370
United Technologies Corp.	290,500	27,908
Honeywell International Inc.	247,100	25,592
General Dynamics Corp.	148,500	20,398
Xylem Inc.	326,300	11,910
		120,178
Information Technology (8.6%)
Microsoft Corp.	617,500	34,259
Oracle Corp.	673,000	24,585
QUALCOMM Inc.	364,400	18,214
Intel Corp.	395,200	13,615
		90,673
Materials (2.5%)
Air Products & Chemicals
Inc.	204,100	26,555

Telecommunication Services (4.1%)
Verizon Communications
Inc.	722,860	33,411
AT&T Inc.	300,127	10,327
		43,738
Utilities (3.2%)
CenterPoint Energy Inc.	1,018,200	18,694
Entergy Corp.	220,600	15,080
		33,774
Total Common Stocks
(Cost $920,546)		1,037,766
Temporary Cash Investment (2.3%)
Money Market Fund (2.3%)
[1,2] Vanguard Market Liquidity
Fund, 0.363%
(Cost $24,220)	24,219,814	24,220
Total Investments (100.2%)
(Cost $944,766)		1,061,986

Amount
($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard	95
Receivables for Accrued Income	2,279
Receivables for Capital Shares Issued	279
Total Other Assets	2,653
Liabilities
Collateral for Securities on Loan	(1,232)
Payables to Investment Advisor	(253)
Payables for Capital Shares Redeemed	(1,518)
Payables to Vanguard	(1,673)
Other Liabilities	(2)
Total Liabilities	(4,678)
Net Assets (100%)
Applicable to 64,044,007 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,059,961
Net Asset Value Per Share	$16.55

At December 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	856,672
Undistributed Net Investment Income	26,992
Accumulated Net Realized Gains	59,077
Unrealized Appreciation (Depreciation)	117,220
Net Assets	1,059,961

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,044,000.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield
2 Includes $1,232,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Diversified Value Portfolio

Statement of Operations

Year Ended
December 31, 2015
($000)
Investment Income
Income
Dividends[1]	31,971
Interest [2]	46
Securities Lending	38
Total Income	32,055
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,419
Performance Adjustment	(335)
The Vanguard Group—Note C
Management and Administrative	1,761
Marketing and Distribution	216
Custodian Fees	14
Auditing Fees	31
Shareholders’ Reports	16
Trustees’ Fees and Expenses	2
Total Expenses	3,124
Net Investment Income	28,931
Realized Net Gain (Loss) on
Investment Securities Sold	59,117
Change in Unrealized Appreciation
(Depreciation) of Investment Securities (115,268)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(27,220)

1 Dividends are net of foreign withholding taxes of $151,000.
2 Interest income from an affiliated company of the portfolio was $46,000.

Statement of Changes in Net Assets

	Year Ended December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	28,931	28,982
Realized Net Gain (Loss)	59,117	74,914
Change in Unrealized Appreciation (Depreciation)	(115,268)	5,239
Net Increase (Decrease) in Net Assets Resulting from Operations	(27,220)	109,135
Distributions
Net Investment Income	(29,016)	(25,554)
Realized Capital Gain[1]	(74,968)	(44,951)
Total Distributions	(103,984)	(70,505)
Capital Share Transactions
Issued	82,020	187,623
Issued in Lieu of Cash Distributions	103,984	70,505
Redeemed	(207,797)	(200,014)
Net Increase (Decrease) from Capital Share Transactions	(21,793)	58,114
Total Increase (Decrease)	(152,997)	96,744
Net Assets
Beginning of Period	1,212,958	1,116,214
End of Period[2]	1,059,961	1,212,958

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $3,051,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $26,992,000 and $27,077,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Diversified Value Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$18.65	$18.10	$14.31	$12.57	$12.33
Investment Operations
Net Investment Income	.471	.447	.412	.358	.315
Net Realized and Unrealized Gain (Loss)
on Investments	(.901)	1.248	3.731	1.702	.175
Total from Investment Operations	(.430)	1.695	4.143	2.060	.490
Distributions
Dividends from Net Investment Income	(.466)	(.415)	(.353)	(.320)	(.250)
Distributions from Realized Capital Gains	(1.204)	(.730)	—	—	—
Total Distributions	(1.670)	(1.145)	(.353)	(.320)	(.250)
Net Asset Value, End of Period	$16.55	$18.65	$18.10	$14.31	$12.57

Total Return	-2.45%	9.83%	29.40%	16.50%	3.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,060	$1,213	$1,116	$868	$732
Ratio of Total Expenses to Average Net Assets[1]	0.28%	0.34%	0.35%	0.35%	0.39%
Ratio of Net Investment Income to
Average Net Assets	2.55%	2.50%	2.50%	2.65%	2.41%
Portfolio Turnover Rate	13%	16%	20%	14%	14%

1 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.01%), (0.01%), (0.01%), and (0.01%).

Notes to Financial Statements

Vanguard Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted

Vanguard Diversified Value Portfolio

and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2015, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, LLC, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance relative to the MSCI Prime Market 750 Index for the preceding three years. For the year ended December 31, 2015, the investment advisory fee represented an effective annual basic rate of 0.13% of the portfolio’s average net assets before a decrease of $335,000 (0.03%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2015, the portfolio had contributed to Vanguard capital in the amount of $95,000, representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2015, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

Vanguard Diversified Value Portfolio

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2015, the portfolio had $28,589,000 of ordinary income and $59,053,000 of long-term capital gains available for distribution.

At December 31, 2015, the cost of investment securities for tax purposes was $944,766,000.

Net unrealized appreciation of investment securities for tax purposes was $117,220,000, consisting of unrealized gains of $240,067,000 on securities that had risen in value since their purchase and $122,847,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2015, the portfolio purchased $139,369,000 of investment securities and sold $201,433,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	4,798	10,351
Issued in Lieu of Cash Distributions	6,178	4,059
Redeemed	(11,971)	(11,035)
Net Increase (Decrease) in Shares Outstanding	(995)	3,375

At December 31, 2015, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 38% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2015, that would require recognition or disclosure in these financial statements.

Vanguard Diversified Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Diversified Value Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Value Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 11, 2016

Special 2015 tax information (unaudited) for corporate shareholders only for Vanguard
Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2015, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $71,917,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 95.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Diversified Value Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Value Portfolio	6/30/2015	12/31/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$967.84	$1.34
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.84	1.38

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Vanguard® Equity Income Portfolio

Advisors’ Report

Vanguard Equity Income Portfolio returned 0.85% in 2015, modestly ahead of the 0.39% return of its benchmark, the FTSE High Dividend Yield Index, and nearly 5 percentage points ahead of the average return of peer funds. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also provided a discussion of the investment environment that existed during 2015 and its effect on the portfolio’s positioning. These reports were prepared on January 13, 2016.

Wellington Management Company LLP

Portfolio Manager:

W. Michael Reckmeyer, III, CFA, Senior Managing Director

U.S. economic performance was uneven toward the end of 2015, with weakness in the industrial complex and strength in consumer categories. Growth in consumer spending outpaced that of industrial spending in the fourth quarter, although consumption growth slowed because of unfavorable weather. U.S. dollar strength also hurt export demand and growth rates for industrial companies.

The inventory overhang carried into the new year. If low oil prices persist, consumer spending could improve from its fourth-quarter growth rate. We believe the energy market has a self-correcting pricing mechanism; however, normalization is taking longer to materialize than we had expected. Though favorable to consumers, this commodity price collapse has been a significant challenge to energy and materials companies. In addition, credit spreads have widened, which could be a sign of deteriorating credit conditions and broader market issues.

Europe and China also remain key areas of focus as we assess the global economy. Although European economies have held relatively steady, decelerating growth in China could continue to affect growth globally. Market participants seemed relieved by the Federal Reserve’s decision to raise short-term interest rates. We believe future changes in rates will be data-driven and unlikely to present a shock to equity markets.

Our relative performance was aided by stock selection, most notably in the consumer discretionary, consumer staples, and energy sectors. Our position in home improvement retailer Home Depot was the top relative contributor. We continue to hold a large position, as same-store sales are expected to keep accelerating, and we believe earnings power can increase as housing expenditures rise. Our holdings in Kraft Foods also aided relative performance. Shares moved up strongly on news that the company would merge with Heinz in a deal led by 3G Capital and Berkshire Hathaway. We continue to hold the stock based on our view that the combination will be more accretive to earnings than the market currently expects.

Selection was weaker and detracted in industrials, health care, and financials. Not owning Apple, which did not meet our yield requirements, hurt performance the most.

Total Returns
		Ten Years Ended
		December 31, 2015
	Year Ended	Average
December 31, 2015		Annual Return
Vanguard Equity Income Portfolio	0.85%	7.87%
Spliced Equity Income Index[1]	0.39	7.66
Variable Insurance Equity Income Funds Average[2]	-4.02	5.48

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Equity Income
	Portfolio	Funds Average
Equity Income Portfolio	0.32%	0.86%

1 Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.

2 Derived from data provided by Lipper, a Thomson Reuters Company.

3 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the Equity Income Portfolio’s expense ratio was 0.31%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard Equity Income Portfolio

Significant purchases for our portion of the portfolio included new positions in Dominion Resources, Union Pacific, Duke Energy, Honeywell International, Raytheon, and IBM. The utilities sector weakened midyear, creating an attractive relative valuation opportunity for us to close our underweighting and shift to a modest overweighting in the sector. We purchased shares of power and gas distributor Duke Energy and diversified energy provider Dominion Resources during the second half of the year. Dominion has a solid dividend yield supported by good growth from its pipeline projects, and we believe the valuation is compelling. We also purchased the stock of Union Pacific, one of the nation’s largest railroad operators, as it traded lower on weak volumes. The company enjoys strong pricing and cost control, and we anticipate improved volumes in 2016.

We sold our holdings in Unilever, WPP, Akzo Nobel, Eli Lilly, Anheuser-Busch, and DuPont because of valuation. We also sold Illinois Tool Works amid a weakening cycle, which made our outlook less favorable. We significantly trimmed our position in Analog Devices.

Sector positioning continues to be a product of our bottom-up stock selection process. We ended the period most overweighted in financials, industrials, and utilities. Consumer staples, telecommunication services, and materials were our largest underweightings relative to the benchmark.

As always, we remain focused on finding investment opportunities in quality dividend-paying companies with superior total return potential at discounted valuations.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

The broad U.S. equity market returned 0.48% in 2015. Large- and mid-capitalization stocks returned about 1%, while small-caps declined. Growth-oriented companies significantly outpaced their value-oriented counterparts. Globally, the U.S. equity market continued to outperform international markets, especially those in developing countries.

Real GDP in the United States in the third quarter grew 2.0%, compared with 3.9% in the previous quarter, decelerating mainly because of slowdowns in private inventory investment, exports, and capital spending. Corporate profits decreased 1.6% in the third quarter after rising 3.5% in the second—attractive compared with the rest of the world. A 30% decline in oil prices lifted consumer spending. The U.S. job market continued to improve: Nonfarm payroll employment rose by 292,000 in December, and the unemployment rate of 5.0% was unchanged from the month before. In December, the Federal Reserve raised interest rates for the first time in nearly a decade. Further gradual rate hikes are expected but will depend on economic data.

Foreign currencies continued to lose ground against the dollar, which has weighed on emerging markets, especially those with abundant dollar-denominated debt. Last August, volatility in Chinese markets spread to global stocks as well as commodities and recently returned amid poor economic data from the region. Meanwhile, the European Central Bank is expected to continue its stance of accommodative monetary policy as it aims to spur inflation.

Within the FTSE High Dividend Yield Index benchmark, which returned 0.39%, in line with the broad market, seven of the ten sectors generated positive returns. Results were best in information technology, consumer staples, and health care, while energy stocks were down more than 20% as oil prices continued their descent.

Vanguard Equity Income Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	63	591	Employs a fundamental approach to identify desirable
Company LLP			individual stocks, seeking those that typically offer
			above-average dividend yields, below-average
			valuations, and the potential for dividend increases
			in the future.
Vanguard Quantitative	34	317	Employs a quantitative fundamental management
Equity Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
Cash Investments	3	32	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard Equity Income Portfolio

Although we seek to understand the impact of macroeconomic factors on portfolio performance, our investment process is centered on specific stock fundamentals. We use a quantitative approach to systematically identify stocks in our investment universe that appear more likely to exhibit long-term outperformance. Our process focuses on valuation as well as on other factors that we believe contribute to fundamental growth, helping us to take advantage of inefficiencies in the market caused by persistent biases in investor behavior. Using the results of our model, we then construct our portfolio with the goal of maximizing expected return while minimizing exposure to risks relative to the benchmark (such as industry selection) that our research indicates do not improve returns.

Our growth and sentiment models helped performance, but our management decisions, quality, and valuation models did not perform as expected. Relative to the benchmark, we outperformed in five of the ten industry sectors, especially with our selections in energy, technology, and materials. Telecommunications was a disappointment.

In energy, PBF Energy, Delek US Holdings, and Nordic American Tankers were strong positive contributors to performance. Technology companies EarthLink, Leidos Holdings, and Broadridge Financial Solutions also lifted results, as did Avery Dennison, LyondellBasell Industries, and Dow Chemical in materials. In telecommunications, CenturyLink, Verizon, and AT&T detracted.

Vanguard Equity Income Portfolio

Portfolio Profile
As of December 31, 2015

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	145	431	3,960
Median Market Cap	$114.5B	$114.5B	$51.4B
Price/Earnings Ratio	18.8x	19.4x	21.9x
Price/Book Ratio	2.5x	2.5x	2.7x
Yield[3]	2.8%	3.4%	2.1%
Return on Equity	17.8%	17.8%	17.2%
Earnings Growth Rate	5.5%	3.4%	9.5%
Foreign Holdings	6.8%	0.0%	0.0%
Turnover Rate	36%	—	—
Expense Ratio[4]	0.32%	—	—
Short-Term Reserves	1.8%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.93
Beta	0.98	0.93

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	6.6%	6.6%	13.4%
Consumer Staples	11.3	14.7	8.8
Energy	10.3	10.1	5.9
Financials	16.8	14.4	18.3
Health Care	12.7	12.1	14.8
Industrials	12.3	11.3	10.6
Information Technology	14.2	14.4	19.8
Materials	2.7	3.3	3.1
Telecommunication
Services	4.4	5.2	2.2
Utilities	8.7	7.9	3.1

Ten Largest Holdings[5] (% of total net assets)

Microsoft Corp.	Systems Software	4.8%
Wells Fargo & Co.	Diversified Banks	3.9
JPMorgan Chase & Co.	Diversified Banks	3.3
Johnson & Johnson	Pharmaceuticals	3.2
General Electric Co.	Industrial
	Conglomerates	3.0
Verizon	Integrated
Communications Inc.	Telecommunication
	Services	2.5
Intel Corp.	Semiconductors	2.5
Exxon Mobil Corp.	Integrated Oil
	& Gas	2.4
Home Depot Inc.	Home Improvement
	Retail	2.3
Pfizer Inc.	Pharmaceuticals	2.3
Top Ten		30.2%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 FTSE High Dividend Yield Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the index.
4 The expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the Equity Income Portfolio’s expense ratio was 0.31%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Equity Income Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2005–December 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2015			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Income Portfolio	0.85%	12.81%	7.87%	$21,332
Spliced Equity Income Index[1]	0.39	13.14	7.66	20,916
Variable Insurance Equity Income
Funds Average[2]	-4.02	9.27	5.48	17,056
Dow Jones U.S. Total Stock Market
Float Adjusted Index	0.44	12.14	7.48	20,563

Fiscal-Year Total Returns (%): December 31, 2005–December 31, 2015

Equity Income Portfolio
Spliced Equity Income Index[1]

1 Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Equity Income Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (95.6%)[1]
Consumer Discretionary (6.1%)
Home Depot Inc.	166,500	22,019
McDonald’s Corp.	90,396	10,679
Thomson Reuters Corp.	125,800	4,761
Target Corp.	45,100	3,275
Ford Motor Co.	203,100	2,862
Carnival Corp.	47,100	2,566
General Motors Co.	68,300	2,323
Omnicom Group Inc.	25,800	1,952
Darden Restaurants Inc.	27,400	1,744
Leggett & Platt Inc.	39,100	1,643
American Eagle Outfitters
Inc.	82,300	1,276
Cracker Barrel Old Country
Store Inc.	9,000	1,141
Gannett Co. Inc.	38,000	619
Time Warner Cable Inc.	2,100	390
International Game
Technology plc	11,500	186
Bob Evans Farms Inc.	2,900	113
		57,549
Consumer Staples (10.8%)
Coca-Cola Co.	348,824	14,985
Philip Morris International
Inc.	160,873	14,142
Kraft Heinz Co.	167,765	12,207
Procter & Gamble Co.	126,400	10,037
Altria Group Inc.	156,380	9,103
Wal-Mart Stores Inc.	142,785	8,753
British American Tobacco
plc	151,812	8,431
PepsiCo Inc.	54,200	5,416
Diageo plc ADR	43,400	4,734
Dr Pepper Snapple Group
Inc.	26,200	2,442
Clorox Co.	18,400	2,334
Kimberly-Clark Corp.	15,760	2,006
Campbell Soup Co.	36,600	1,923
Ingredion Inc.	19,400	1,859
Universal Corp.	29,400	1,649
B&G Foods Inc.	15,200	532
ConAgra Foods Inc.	11,900	502
		101,055
Energy (9.8%)
Exxon Mobil Corp.	293,050	22,843
Chevron Corp.	204,900	18,433
Suncor Energy Inc.	446,200	11,512
Phillips 66	112,600	9,211
Occidental Petroleum Corp.	120,950	8,177
Enbridge Inc.	144,500	4,796
Marathon Oil Corp.	243,500	3,066
Valero Energy Corp.	41,200	2,913

		Market
		Value•
	Shares	($000)
^ Nordic American Tankers
Ltd.	105,400	1,638
^ Ship Finance International
Ltd.	94,900	1,572
Ensco plc Class A	101,600	1,564
Noble Corp. plc	133,300	1,406
Scorpio Tankers Inc.	166,300	1,334
CVR Energy Inc.	32,900	1,295
HollyFrontier Corp.	29,500	1,177
Western Refining Inc.	23,100	823
ConocoPhillips	16,200	756
		92,516
Financials (16.0%)
Wells Fargo & Co.	668,500	36,340
JPMorgan Chase & Co.	463,700	30,618
Marsh & McLennan
Cos. Inc.	265,900	14,744
PNC Financial Services
Group Inc.	127,200	12,123
BlackRock Inc.	29,600	10,079
ACE Ltd.	77,900	9,103
MetLife Inc.	159,900	7,709
M&T Bank Corp.	51,400	6,229
US Bancorp	115,700	4,937
Travelers Cos. Inc.	27,100	3,058
Prudential Financial Inc.	37,400	3,045
Principal Financial Group Inc.	67,000	3,014
Aflac Inc.	40,700	2,438
Lazard Ltd. Class A	39,400	1,773
Navient Corp.	147,800	1,692
Maiden Holdings Ltd.	107,900	1,609
CME Group Inc.	7,700	698
United Fire Group Inc.	12,700	486
Washington Federal Inc.	14,900	355
Oritani Financial Corp.	12,600	208
Flushing Financial Corp.	4,200	91
Cincinnati Financial Corp.	1,400	83
		150,432
Health Care (12.0%)
Johnson & Johnson	297,186	30,527
Pfizer Inc.	663,199	21,408
Merck & Co. Inc.	403,074	21,290
Bristol-Myers Squibb Co.	177,060	12,180
Roche Holding AG	25,308	7,013
AstraZeneca plc ADR	173,800	5,901
AbbVie Inc.	88,000	5,213
Eli Lilly & Co.	57,420	4,838
Novartis AG	48,293	4,154
		112,524
Industrials (11.7%)
General Electric Co.	915,652	28,523
3M Co.	67,840	10,219
Eaton Corp. plc	194,200	10,106

		Market
		Value•
	Shares	($000)
United Technologies Corp.	97,600	9,376
Raytheon Co.	59,300	7,385
United Parcel Service Inc.
Class B	75,900	7,304
Honeywell International Inc.	61,100	6,328
Union Pacific Corp.	74,200	5,803
Boeing Co.	34,900	5,046
Caterpillar Inc.	62,500	4,248
Waste Management Inc.	64,700	3,453
Lockheed Martin Corp.	14,800	3,214
PACCAR Inc.	41,000	1,943
Pitney Bowes Inc.	82,100	1,695
General Cable Corp.	116,400	1,563
General Dynamics Corp.	11,370	1,562
West Corp.	51,400	1,109
National Preston Industries
Inc.	11,000	912
Harsco Corp.	47,000	370
		110,159
Information Technology (13.3%)
Microsoft Corp.	815,300	45,233
Intel Corp.	675,900	23,285
Cisco Systems Inc.	754,600	20,491
International Business
Machines Corp.	69,400	9,551
Maxim Integrated
Products Inc.	147,300	5,597
Analog Devices Inc.	96,400	5,333
Texas Instruments Inc.	91,400	5,009
Western Union Co.	102,000	1,827
Leidos Holdings Inc.	32,300	1,817
Diebold Inc.	51,500	1,550
EarthLink Holdings Corp.	207,500	1,542
QUALCOMM Inc.	27,400	1,369
Apple Inc.	9,100	958
Computer Sciences Corp.	28,000	915
CSRA Inc.	24,800	744
		125,221
Materials (2.5%)
Dow Chemical Co.	187,000	9,627
International Paper Co.	110,110	4,151
Nucor Corp.	83,900	3,381
LyondellBasell Industries NV
Class A	32,700	2,842
Avery Dennison Corp.	29,900	1,873
EI du Pont de Nemours
& Co.	11,166	744
Domtar Corp.	19,700	728
Schnitzer Steel
Industries Inc.	34,000	488
		23,834
Other (0.8%)
[2] Vanguard High Dividend
Yield ETF	119,332	7,966

Telecommunication Services (4.2%)
Verizon Communications
Inc.	514,217	23,767
BCE Inc.	184,700	7,136
AT&T Inc.	187,495	6,452
CenturyLink Inc.	81,900	2,060
		39,415

Vanguard Equity Income Portfolio

		Market
		Value•
	Shares	($000)
Utilities (8.4%)
NextEra Energy Inc.	87,940	9,136
Dominion Resources Inc.	132,200	8,942
Xcel Energy Inc.	218,600	7,850
UGI Corp.	221,700	7,485
Eversource Energy	134,600	6,874
Duke Energy Corp.	88,000	6,282
National Grid plc	356,704	4,919
Sempra Energy	46,300	4,353
CMS Energy Corp.	113,900	4,109
American Electric Power
Co. Inc.	47,800	2,785
Exelon Corp.	93,200	2,588
PPL Corp.	73,300	2,502
Public Service Enterprise
Group Inc.	61,200	2,368
Consolidated Edison Inc.	34,600	2,224
FirstEnergy Corp.	68,200	2,164
WGL Holdings Inc.	30,100	1,896
Southern Co.	26,900	1,259
ONE Gas Inc.	17,000	853
		78,589
Total Common Stocks
(Cost $767,570)		899,260

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (4.6%)[1]
Money Market Fund (2.8%)
[3,4] Vanguard Market Liquidity
Fund, 0.363%	26,493,427	26,493

	Face
	Amount
	($000)
Repurchase Agreement (1.6%)
BNP Paribas Securities Corp.
0.300%, 1/4/16 (Dated
12/31/15, Repurchase Value
$15,201,000, collateralized
by Federal National Mortgage
Assn. 3.500%–6.500%,
12/1/25–11/1/45, Government
National Mortgage Assn.
3.000%–4.500%, 9/15/40–
7/20/42, and U.S. Treasury
Note/Bond 0.000%–2.000%,
1/7/16–2/15/22, with a value
of $15,504,000)	15,200	15,200

U.S. Government and Agency Obligations (0.2%)
[5,6] Federal Home Loan
Bank Discount Notes,
0.115%, 1/14/16	1,000	1,000
[5,6] Federal Home Loan
Bank Discount Notes,
0.572%, 6/22/16	200	199
[6,7] Freddie Mac Discount Notes,
0.220%, 4/15/16	100	100
[6] United States Treasury Bill,
0.370%, 5/26/16	100	100
		1,399
Total Temporary Cash Investments
(Cost $43,092)		43,092
Total Investments (100.2%)
(Cost $810,662)		942,352

Amount
($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard	83
Receivables for Investment Securities Sold	154
Receivables for Accrued Income	1,888
Receivables for Capital Shares Issued	178
Other Assets	29
Total Other Assets	2,332
Liabilities
Payables for Investment Securities Purchased (202)
Collateral for Securities on Loan	(1,321)
Payables to Investment Advisor	(124)
Payables for Capital Shares Redeemed	(1,143)
Payables to Vanguard	(1,361)
Other Liabilities	(251)
Total Liabilities	(4,402)
Net Assets (100%)
Applicable to 44,304,651 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	940,282
Net Asset Value Per Share	$21.22

At December 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	718,020
Undistributed Net Investment Income	24,792
Accumulated Net Realized Gains	65,556
Unrealized Appreciation (Depreciation)
Investment Securities	131,690
Futures Contracts	239
Foreign Currencies	(15)
Net Assets	940,282

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,283,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.3% and 1.9%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $1,321,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $1,299,000 have been segregated as initial margin for open futures contracts.
7 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Income Portfolio

Statement of Operations

Year Ended
December 31, 2015
($000)
Investment Income
Income
Dividends[1,2]	29,022
Interest[1]	39
Securities Lending	107
Total Income	29,168
Expenses
Investment Advisory Fees—Note B
Basic Fee	882
Performance Adjustment	(59)
The Vanguard Group—Note C
Management and Administrative	1,897
Marketing and Distribution	126
Custodian Fees	35
Auditing Fees	35
Shareholders’ Reports	23
Trustees’ Fees and Expenses	2
Total Expenses	2,941
Net Investment Income	26,227
Realized Net Gain (Loss)
Investment Securities Sold[1]	66,503
Futures Contracts	(552)
Foreign Currencies	(19)
Realized Net Gain (Loss)	65,932
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(83,804)
Futures Contracts	(58)
Foreign Currencies	—
Change in Unrealized Appreciation
(Depreciation)	(83,862)
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,297

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $256,000, $27,000, and $0, respectively.
2 Dividends are net of foreign withholding taxes of $212,000.

Statement of Changes in Net Assets

	Year Ended December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	26,227	25,140
Realized Net Gain (Loss)	65,932	58,114
Change in Unrealized Appreciation (Depreciation)	(83,862)	17,734
Net Increase (Decrease) in Net Assets Resulting from Operations	8,297	100,988
Distributions
Net Investment Income	(25,120)	(22,248)
Realized Capital Gain[1]	(58,331)	(46,098)
Total Distributions	(83,451)	(68,346)
Capital Share Transactions
Issued	81,848	63,402
Issued in Lieu of Cash Distributions	83,451	68,346
Redeemed	(127,701)	(97,512)
Net Increase (Decrease) from Capital Share Transactions	37,598	34,236
Total Increase (Decrease)	(37,556)	66,878
Net Assets
Beginning of Period	977,838	910,960
End of Period[2]	940,282	977,838

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $5,563,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $24,792,000 and $23,668,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Income Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$23.04	$22.36	$17.63	$15.93	$14.78
Investment Operations
Net Investment Income	.597	.603	.532	.481	.417
Net Realized and Unrealized Gain (Loss)
on Investments	(.437)	1.782	4.681	1.632	1.088
Total from Investment Operations	.160	2.385	5.213	2.113	1.505
Distributions
Dividends from Net Investment Income	(.596)	(.555)	(.483)	(.413)	(.355)
Distributions from Realized Capital Gains	(1.384)	(1.150)	—	—	—
Total Distributions	(1.980)	(1.705)	(.483)	(.413)	(.355)
Net Asset Value, End of Period	$21.22	$23.04	$22.36	$17.63	$15.93

Total Return	0.85%	11.41%	30.04%	13.40%	10.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$940	$978	$911	$672	$563
Ratio of Total Expenses to Average Net Assets[1]	0.31%	0.32%	0.32%	0.33%	0.33%
Ratio of Net Investment Income to
Average Net Assets	2.76%	2.69%	2.71%	2.99%	2.92%
Portfolio Turnover Rate	36%	31%	34%	28%	27%

1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.00%, 0.00%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Income Portfolio

Notes to Financial Statements

Vanguard Equity Income Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2015, the portfolio’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Vanguard Equity Income Portfolio

4. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2015, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firm Wellington Management Company llp provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company llp is subject to quarterly adjustments based on performance relative to the FTSE High Dividend Yield Index for the preceding three years.

Vanguard Equity Income Portfolio

Vanguard provides investment advisory services to a portion of the portfolio as described below; the portfolio paid Vanguard advisory fees of $279,000 for the year ended December 31, 2015.

For the year ended December 31, 2015, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.09% of the portfolio’s average net assets, before a decrease of $59,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2015, the portfolio had contributed to Vanguard capital in the amount of $83,000, representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	874,743	24,517	—
Temporary Cash Investments	26,493	16,599	—
Futures Contracts—Assets[1]	5	—	—
Futures Contracts—Liabilities[1]	(251)	—	—
Total	900,990	41,116	—
1 Represents variation margin on the last day of the reporting period.

E. At December 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2016	251	25,544	239

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Vanguard Equity Income Portfolio

During the year ended December 31, 2015, the portfolio realized net foreign currency losses of $19,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the portfolio’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended December 31, 2015, the portfolio realized gains on the sale of passive foreign investment companies of $36,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at December 31, 2015, the portfolio had $34,274,000 of ordinary income and $57,496,000 of long-term capital gains available for distribution.

At December 31, 2015, the cost of investment securities for tax purposes was $810,662,000. Net unrealized appreciation of investment securities for tax purposes was $131,690,000, consisting of unrealized gains of $168,519,000 on securities that had risen in value since their purchase and $36,829,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2015, the portfolio purchased $332,327,000 of investment securities and sold $368,309,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	3,819	2,874
Issued in Lieu of Cash Distributions	4,004	3,255
Redeemed	(5,960)	(4,434)
Net Increase (Decrease) in Shares Outstanding	1,863	1,695

At December 31, 2015, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 73% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to December 31, 2015, that would require recognition or disclosure in these financial statements.

Vanguard Equity Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Equity Income Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Income Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 11, 2016

Special 2015 tax information (unaudited) for corporate shareholders only for Vanguard
Equity Income Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2015, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $52,768,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 73.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Equity Income Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Portfolio	6/30/2015	12/31/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,012.89	$1.62
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.59	1.63

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.32%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Vanguard® Equity Index Portfolio

U.S. stocks registered a very small gain in 2015 as volatility affected markets worldwide. For the fiscal year ended December 31, 2015, Vanguard Equity Index Portfolio returned 1.27%, in line with its benchmark index and a bit more than the average return of peer funds.

The table below shows the returns of your portfolio and its comparative standards for the year. For additional perspective, we also present their annualized returns for the past ten years.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Energy’s double-digit decline blunted gains in several sectors
The Equity Index Portfolio invests in 500 of the largest U.S. companies, which span many different industries and account for about three-fourths of the U.S. stock market’s value. Stocks of large-capitalization companies returned more than those of smaller companies, helping the portfolio to slightly outpace the broad market.

Most segments of the U.S. economy grew, buoyed by shoppers’ overall confidence and their willingness and ability to spend. This trend benefited the consumer discretionary and consumer staples sectors, which were among the market’s top performers. Internet retailers led the way in consumer discretionary; home improvement stores and restaurants also excelled. In the consumer goods sector, notable showings came from tobacco, beverage, and packaged food companies.

The information technology and health care sectors also helped performance, although their returns paled compared with those of some robust recent periods. In IT, gains from internet and software firms were partially offset by losses from technology hardware and communications equipment companies. Merger-and-acquisition activity, vibrant drug pipelines, and favorable long-term demographic and economic trends lifted health care despite stumbles in the health care technology subsector.

Much of the contribution made by these sectors was erased by a double-digit decline in energy. The lengthy and sharp slide of oil prices punished the sector. High production levels from some leading oil-producing countries and concerns about slower growth in China, the world’s largest oil importer, fueled the decline. Natural gas prices also dropped, though not as dramatically. Some integrated oil and gas firms held up better than others, but the majority of companies engaged in production and exploration suffered.

Stocks in the financial, industrials, materials, and utilities sectors also weighed on the portfolio’s performance.

The portfolio’s low costs have helped it beat peers
For the decade through December 2015, the Equity Index Portfolio recorded an average annual return of 7.20%. This result was quite close to that of the portfolio’s target, the S&P 500 Index, which has no transaction costs or operating expenses.

Vanguard Equity Investment Group, the advisor overseeing the portfolio, has a long record of successfully tracking indexes. This was no easy feat during the extreme market volatility that accompanied the financial crisis of 2008–2009. The advisor was helped by the portfolio’s low expenses, which are far below the average for its peer group. For the decade, the portfolio outperformed the 6.05% average annual result of its peers.

Total Returns
		Ten Years Ended
		December 31, 2015
	Year Ended	Average
	December 31, 2015	Annual Return
Vanguard Equity Index Portfolio	1.27%	7.20%
S&P 500 Index	1.38	7.31
Variable Insurance Large-Cap Core Funds Average[1]	-0.24	6.05

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios2
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Large-Cap Core
	Portfolio	Funds Average
Equity Index Portfolio	0.16%	0.40%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the portfolio’s expense ratio was 0.15%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard Equity Index Portfolio

Portfolio Profile
As of December 31, 2015

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	503	504	3,960
Median Market Cap $81.0B		$81.0B	$51.4B
Price/Earnings Ratio	20.5x	20.5x	21.9x
Price/Book Ratio	2.8x	2.8x	2.7x
Yield[3]	2.0%	2.2%	2.1%
Return on Equity	18.5%	18.3%	17.2%
Earnings Growth Rate	9.2%	9.2%	9.5%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	4%	—	—
Expense Ratio[4]	0.16%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	Portfolio Versus Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.99
Beta	1.00	0.98

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary 12.9%		12.9%	13.4%
Consumer Staples	10.1	10.1	8.8
Energy	6.5	6.5	5.9
Financials	16.5	16.5	18.3
Health Care	15.2	15.2	14.8
Industrials	10.1	10.1	10.6
Information Technology 20.5		20.5	19.8
Materials	2.8	2.8	3.1
Telecommunication
Services	2.4	2.4	2.2
Utilities	3.0	3.0	3.1

Ten Largest Holdings[5] (% of total net assets)

Apple Inc.	Technology Hardware,
	Storage & Peripherals	3.3%
Alphabet Inc.	Internet Software
	& Services	2.5
Microsoft Corp.	Systems Software	2.5
Exxon Mobil Corp.	Integrated Oil & Gas	1.8
General Electric Co.	Industrial
	Conglomerates	1.6
Johnson & Johnson	Pharmaceuticals	1.6
Amazon.com Inc.	Internet Retail	1.4
Wells Fargo & Co.	Diversified Banks	1.4
Berkshire
Hathaway Inc.	Multi-Sector Holdings	1.4
JPMorgan Chase & Co. Diversified Banks		1.4
Top Ten		18.9%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds) its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the expense ratio was 0.15%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2005–December 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2015			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Index Portfolio	1.27%	12.40%	7.20%	$20,048
S&P 500 Index	1.38	12.57	7.31	20,242
Variable Insurance Large-Cap Core
Funds Average[1]	-0.24	10.79	6.05	17,994
Dow Jones U.S. Total Stock Market
Float Adjusted Index	0.44	12.14	7.48	20,563

Fiscal Year Total Returns (%): December 31, 2005–December 31, 2015

Equity Index Portfolio
S&P 500 Index

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Equity Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (12.9%)
*	Amazon.com Inc.	85,462	57,763
	Home Depot Inc.	281,911	37,283
	Walt Disney Co.	338,135	35,531
	Comcast Corp. Class A	542,908	30,636
	McDonald’s Corp.	204,191	24,123
	Starbucks Corp.	330,102	19,816
	NIKE Inc. Class B	300,078	18,755
	Lowe’s Cos. Inc.	203,301	15,459
*	Priceline Group Inc.	11,069	14,112
	Ford Motor Co.	866,581	12,210
	Time Warner Cable Inc.	62,993	11,691
	Time Warner Inc.	177,751	11,495
*	Netflix Inc.	95,041	10,871
	General Motors Co.	314,827	10,707
	TJX Cos. Inc.	148,525	10,532
	Target Corp.	137,004	9,948
	Twenty-First Century
	Fox Inc. Class A	356,230	9,675
	Yum! Brands Inc.	95,945	7,009
	Johnson Controls Inc.	143,625	5,672
	Carnival Corp.	102,125	5,564
*	O’Reilly Automotive Inc.	21,897	5,549
	L Brands Inc.	56,689	5,432
	Delphi Automotive plc	62,619	5,368
*	AutoZone Inc.	6,803	5,047
	Ross Stores Inc.	90,952	4,894
	VF Corp.	75,840	4,721
	Dollar General Corp.	65,088	4,678
	CBS Corp. Class B	97,781	4,608
	Omnicom Group Inc.	53,815	4,072
*	Dollar Tree Inc.	51,787	3,999
	Royal Caribbean Cruises Ltd.	37,892	3,835
*	Chipotle Mexican Grill Inc.
	Class A	6,936	3,328
	Expedia Inc.	26,117	3,246
*	Under Armour Inc. Class A	39,767	3,206
	Viacom Inc. Class B	76,526	3,150
	Genuine Parts Co.	33,318	2,862
	Marriott International Inc.
	Class A	42,604	2,856
*	Mohawk Industries Inc.	14,078	2,666
	Newell Rubbermaid Inc.	59,035	2,602
	Hanesbrands Inc.	88,035	2,591
	Starwood Hotels & Resorts
	Worldwide Inc.	37,347	2,587
	Tractor Supply Co.	29,946	2,560
	Whirlpool Corp.	17,315	2,543
*	CarMax Inc.	45,887	2,477
	Advance Auto Parts Inc.	16,076	2,420
	Macy’s Inc.	69,023	2,414
	DR Horton Inc.	71,827	2,301
	Signet Jewelers Ltd.	17,520	2,167
	BorgWarner Inc.	49,850	2,155
*	TripAdvisor Inc.	25,217	2,150
	Interpublic Group of Cos. Inc.	90,067	2,097
	Best Buy Co. Inc.	67,691	2,061
	Kohl’s Corp.	43,271	2,061

			Market
			Value•
		Shares	($000)
	Mattel Inc.	75,458	2,050
	Coach Inc.	60,961	1,995
	Lennar Corp. Class A	39,845	1,949
	Goodyear Tire & Rubber Co.	59,284	1,937
	Harley-Davidson Inc.	42,136	1,913
	Wyndham Worldwide Corp.	25,976	1,887
	Tiffany & Co.	24,607	1,877
*	Bed Bath & Beyond Inc.	37,708	1,819
	H&R Block Inc.	51,918	1,729
*	Michael Kors Holdings Ltd.	42,559	1,705
	Hasbro Inc.	24,490	1,650
	Darden Restaurants Inc.	25,649	1,632
	Cablevision Systems Corp.
	Class A	49,523	1,580
	Nordstrom Inc.	30,546	1,522
	Harman International
	Industries Inc.	15,752	1,484
	Ralph Lauren Corp. Class A	13,232	1,475
	News Corp. Class A	109,223	1,459
*	Discovery
	Communications Inc.	57,418	1,448
	Staples Inc.	141,351	1,339
	PVH Corp.	18,105	1,333
	Gap Inc.	52,409	1,295
	Leggett & Platt Inc.	30,344	1,275
	PulteGroup Inc.	71,425	1,273
	TEGNA Inc.	49,632	1,267
	Wynn Resorts Ltd.	17,755	1,229
	Scripps Networks
	Interactive Inc. Class A	20,871	1,152
*	AutoNation Inc.	17,281	1,031
	Garmin Ltd.	26,615	989
*	Discovery Communications
	Inc. Class A	32,818	876
	GameStop Corp. Class A	23,709	665
*	Urban Outfitters Inc.	19,709	448
*	Fossil Group Inc.	9,459	346
			513,184
Consumer Staples (10.0%)
	Procter & Gamble Co.	604,824	48,029
	Coca-Cola Co.	870,187	37,383
	PepsiCo Inc.	323,900	32,364
	Philip Morris
	International Inc.	344,500	30,285
	Altria Group Inc.	435,975	25,378
	CVS Health Corp.	246,261	24,077
	Wal-Mart Stores Inc.	348,829	21,383
	Walgreens Boots
	Alliance Inc.	193,735	16,498
	Mondelez International Inc.
	Class A	353,355	15,844
	Costco Wholesale Corp.	97,272	15,709
	Colgate-Palmolive Co.	199,472	13,289
	Kimberly-Clark Corp.	80,712	10,275
	Kraft Heinz Co.	132,220	9,620
	Kroger Co.	216,438	9,054
	Reynolds American Inc.	184,356	8,508
	General Mills Inc.	132,914	7,664

			Market
			Value•
		Shares	($000)
	Constellation Brands Inc.
	Class A	38,505	5,485
*	Monster Beverage Corp.	33,622	5,008
	Archer-Daniels-Midland Co.	134,112	4,919
	Sysco Corp.	116,808	4,789
	Estee Lauder Cos. Inc.
	Class A	49,768	4,383
	Kellogg Co.	56,818	4,106
	ConAgra Foods Inc.	96,271	4,059
	Dr Pepper Snapple
	Group Inc.	41,942	3,909
	Clorox Co.	28,787	3,651
	Tyson Foods Inc. Class A	65,432	3,489
	Mead Johnson Nutrition Co.	43,581	3,441
	Molson Coors Brewing Co.
	Class B	34,960	3,283
	JM Smucker Co.	26,395	3,256
	Hershey Co.	32,190	2,874
	Whole Foods Market Inc.	75,540	2,531
	Church & Dwight Co. Inc.	28,994	2,461
	Keurig Green Mountain Inc.	26,478	2,382
	Hormel Foods Corp.	29,560	2,338
	Coca-Cola Enterprises Inc.	46,865	2,308
	Brown-Forman Corp. Class B	22,475	2,231
	McCormick & Co. Inc.	25,565	2,187
	Campbell Soup Co.	39,716	2,087
			400,537
Energy (6.5%)
	Exxon Mobil Corp.	925,527	72,145
	Chevron Corp.	418,461	37,645
	Schlumberger Ltd.	280,405	19,558
	ConocoPhillips	274,487	12,816
	Occidental Petroleum Corp.	169,845	11,483
	EOG Resources Inc.	122,282	8,656
	Phillips 66	105,540	8,633
	Valero Energy Corp.	106,535	7,533
	Halliburton Co.	190,270	6,477
	Marathon Petroleum Corp.	117,904	6,112
	Kinder Morgan Inc.	405,084	6,044
	Anadarko Petroleum Corp.	113,009	5,490
	Baker Hughes Inc.	96,985	4,476
	Pioneer Natural
	Resources Co.	33,247	4,169
	Williams Cos. Inc.	151,231	3,887
	Apache Corp.	84,089	3,739
	Spectra Energy Corp.	149,333	3,575
	Noble Energy Inc.	94,686	3,118
	Tesoro Corp.	27,063	2,852
	National Oilwell Varco Inc.	84,422	2,827
	Devon Energy Corp.	85,023	2,721
*	Cameron International Corp.	42,157	2,664
	Hess Corp.	52,986	2,569
	Marathon Oil Corp.	149,083	1,877
	Cimarex Energy Co.	20,806	1,860
	EQT Corp.	33,557	1,749
	Columbia Pipeline Group Inc.	85,651	1,713
	Cabot Oil & Gas Corp.	90,724	1,605
*	FMC Technologies Inc.	50,610	1,468
	Helmerich & Payne Inc.	23,728	1,271

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
*	Newfield Exploration Co.	35,438	1,154
	ONEOK Inc.	45,612	1,125
^	Transocean Ltd.	75,158	930
	Range Resources Corp.	37,281	917
	Murphy Oil Corp.	36,637	823
	Ensco plc Class A	52,129	802
*	Southwestern Energy Co.	85,575	608
^	Chesapeake Energy Corp.	114,143	514
	CONSOL Energy Inc.	49,606	392
	Diamond Offshore
	Drilling Inc.	14,976	316
			258,313
Financials (16.5%)
	Wells Fargo & Co.	1,033,360	56,174
	JPMorgan Chase & Co.	818,432	54,041
*	Berkshire Hathaway Inc.
	Class B	385,063	50,844
	Bank of America Corp.	2,314,846	38,959
	Citigroup Inc.	662,327	34,275
	American International
	Group Inc.	275,060	17,046
	Goldman Sachs Group Inc.	88,266	15,908
	US Bancorp	365,582	15,599
	Simon Property Group Inc.	68,818	13,381
	American Express Co.	185,990	12,936
	MetLife Inc.	247,168	11,916
	PNC Financial Services
	Group Inc.	112,996	10,770
	Morgan Stanley	335,216	10,663
	Bank of New York Mellon
	Corp.	243,768	10,048
	BlackRock Inc.	28,078	9,561
	American Tower
	Corporation	94,240	9,137
	Charles Schwab Corp.	266,361	8,771
	Capital One Financial Corp.	118,328	8,541
	ACE Ltd.	72,093	8,424
	Prudential Financial Inc.	99,865	8,130
	Public Storage	32,729	8,107
	Travelers Cos. Inc.	67,651	7,635
	CME Group Inc.	75,235	6,816
	Intercontinental
	Exchange Inc.	26,275	6,733
	Chubb Corp.	50,573	6,708
	Equity Residential	81,004	6,609
	BB&T Corp.	173,490	6,560
	Marsh & McLennan
	Cos. Inc.	116,671	6,469
	Crown Castle International
	Corp.	74,229	6,417
	State Street Corp.	89,700	5,953
	McGraw Hill Financial Inc.	60,145	5,929
	Aflac Inc.	94,664	5,670
	Aon plc	61,486	5,670
*	Synchrony Financial	185,439	5,639
	AvalonBay Communities Inc.	30,320	5,583
	Welltower Inc.	78,731	5,356
	Allstate Corp.	85,684	5,320
	Discover Financial Services	95,843	5,139
	Prologis Inc.	116,621	5,005
	SunTrust Banks Inc.	114,031	4,885
	Boston Properties Inc.	33,887	4,322
	M&T Bank Corp.	35,659	4,321
	Ventas Inc.	74,097	4,181
	Ameriprise Financial Inc.	39,227	4,175
*	Berkshire Hathaway Inc.
	Class A	21	4,154
	Equinix Inc.	13,724	4,150
	Progressive Corp.	129,179	4,108
	T. Rowe Price Group Inc.	56,439	4,035

			Market
			Value•
		Shares	($000)
	Hartford Financial Services
	Group Inc.	91,264	3,966
	HCP Inc.	103,431	3,955
	Vornado Realty Trust	39,494	3,948
	Moody’s Corp.	38,340	3,847
	Fifth Third Bancorp	176,514	3,548
	Essex Property Trust Inc.	14,687	3,516
	General Growth
	Properties Inc.	128,782	3,504
	Northern Trust Corp.	48,047	3,464
	Weyerhaeuser Co.	114,055	3,419
	Invesco Ltd.	94,254	3,156
	Franklin Resources Inc.	85,424	3,145
	Realty Income Corp.	54,909	2,835
	Regions Financial Corp.	291,153	2,795
	Lincoln National Corp.	55,350	2,782
	Principal Financial Group Inc.	60,064	2,702
	XL Group plc Class A	66,443	2,603
	Host Hotels & Resorts Inc.	165,718	2,542
	SL Green Realty Corp.	21,954	2,480
	KeyCorp	185,882	2,452
	Loews Corp.	63,127	2,424
	Kimco Realty Corp.	91,022	2,408
	Macerich Co.	29,577	2,387
*	CBRE Group Inc. Class A	63,816	2,207
	Huntington Bancshares Inc. 176,645		1,954
*	E*TRADE Financial Corp.	65,151	1,931
*	Affiliated Managers
	Group Inc.	12,008	1,918
	Cincinnati Financial Corp.	32,315	1,912
	Plum Creek Timber Co. Inc.	38,669	1,845
	Unum Group	54,823	1,825
	Comerica Inc.	39,028	1,633
	Nasdaq Inc.	25,917	1,508
	Torchmark Corp.	25,634	1,465
	Apartment Investment &
	Management Co.	34,533	1,382
	Leucadia National Corp.	74,414	1,294
	Zions Bancorporation	44,595	1,217
	Assurant Inc.	14,587	1,175
	Iron Mountain Inc.	42,269	1,142
	People’s United
	Financial Inc.	68,026	1,099
	Legg Mason Inc.	24,224	950
	Navient Corp.	82,235	942
			656,050
Health Care (15.1%)
	Johnson & Johnson	615,150	63,188
	Pfizer Inc.	1,372,370	44,300
	Merck & Co. Inc.	621,061	32,804
	Gilead Sciences Inc.	320,438	32,425
*	Allergan plc	87,619	27,381
	Amgen Inc.	167,746	27,230
	Bristol-Myers Squibb Co.	370,896	25,514
	UnitedHealth Group Inc.	211,900	24,928
	Medtronic plc	312,647	24,049
	AbbVie Inc.	363,474	21,532
*	Celgene Corp.	174,680	20,920
	Eli Lilly & Co.	217,009	18,285
*	Biogen Inc.	49,558	15,182
	Abbott Laboratories	331,630	14,893
*	Express Scripts Holding Co. 150,410		13,147
	Thermo Fisher Scientific Inc.	88,739	12,588
	McKesson Corp.	51,174	10,093
*	Alexion Pharmaceuticals Inc.	50,103	9,557
*	Regeneron
	Pharmaceuticals Inc.	17,263	9,372
	Aetna Inc.	77,586	8,389
	Cigna Corp.	57,309	8,386
	Anthem Inc.	58,058	8,096

			Market
			Value•
		Shares	($000)
	Becton Dickinson and Co.	46,947	7,234
*	Vertex Pharmaceuticals Inc.	54,685	6,881
	Stryker Corp.	70,288	6,533
	Cardinal Health Inc.	73,169	6,532
*	Illumina Inc.	32,462	6,231
	Humana Inc.	33,044	5,899
*	Boston Scientific Corp.	299,062	5,515
*	Mylan NV	91,832	4,965
	Zoetis Inc.	101,171	4,848
*	HCA Holdings Inc.	70,580	4,773
	Baxalta Inc.	120,693	4,711
	Perrigo Co. plc	32,554	4,711
	Baxter International Inc.	121,693	4,643
*	Intuitive Surgical Inc.	8,312	4,540
	AmerisourceBergen Corp.
	Class A	43,206	4,481
*	Cerner Corp.	67,276	4,048
	Zimmer Biomet Holdings Inc. 38,108		3,909
	St. Jude Medical Inc.	62,879	3,884
*	Edwards Lifesciences Corp.	48,022	3,793
	CR Bard Inc.	16,264	3,081
	Agilent Technologies Inc.	73,031	3,053
*	Henry Schein Inc.	18,350	2,903
*	Endo International plc	46,012	2,817
*	Laboratory Corp. of
	America Holdings	22,578	2,792
*	DaVita HealthCare
	Partners Inc.	37,604	2,621
*	Waters Corp.	18,107	2,437
	Universal Health Services
	Inc. Class B	20,052	2,396
	Quest Diagnostics Inc.	31,480	2,239
*	Mallinckrodt plc	25,761	1,923
	DENTSPLY International Inc.	30,704	1,868
*	Varian Medical Systems Inc.	21,872	1,767
	PerkinElmer Inc.	24,856	1,331
	Patterson Cos. Inc.	19,000	859
*	Tenet Healthcare Corp.	21,694	657
			603,134
Industrials (10.0%)
	General Electric Co.	2,098,242	65,360
	3M Co.	136,937	20,628
	Boeing Co.	140,056	20,251
	Honeywell International Inc. 171,423		17,754
	United Technologies Corp.	183,438	17,623
	United Parcel Service Inc.
	Class B	154,795	14,896
	Union Pacific Corp.	189,966	14,855
	Lockheed Martin Corp.	58,806	12,770
	Danaher Corp.	132,592	12,315
	General Dynamics Corp.	66,132	9,084
	Delta Air Lines Inc.	175,332	8,888
	Caterpillar Inc.	129,533	8,803
	FedEx Corp.	58,455	8,709
	Raytheon Co.	66,710	8,307
	Northrop Grumman Corp.	40,347	7,618
	Precision Castparts Corp.	30,590	7,097
	Emerson Electric Co.	145,610	6,965
	Illinois Tool Works Inc.	72,610	6,729
	Southwest Airlines Co.	145,089	6,248
	American Airlines Group Inc. 140,208		5,938
	CSX Corp.	216,649	5,622
	Norfolk Southern Corp.	66,261	5,605
	Eaton Corp. plc	102,577	5,338
	Deere & Co.	69,391	5,292
	Waste Management Inc.	92,535	4,939
*	United Continental
	Holdings Inc.	83,005	4,756
	Roper Technologies Inc.	22,457	4,262
	Nielsen Holdings plc	81,245	3,786

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	PACCAR Inc.	77,930	3,694
	Stanley Black & Decker Inc.	33,127	3,536
	Ingersoll-Rand plc	58,379	3,228
	Cummins Inc.	36,484	3,211
	Rockwell Automation Inc.	29,556	3,033
	Tyco International plc	94,035	2,999
	Parker-Hannifin Corp.	30,612	2,969
	Equifax Inc.	26,020	2,898
	AMETEK Inc.	53,004	2,840
	Rockwell Collins Inc.	28,961	2,673
*	Verisk Analytics Inc. Class A	34,672	2,666
	Fastenal Co.	64,068	2,615
	WW Grainger Inc.	12,730	2,579
	Textron Inc.	60,890	2,558
	Republic Services Inc.
	Class A	53,202	2,340
*	Stericycle Inc.	18,712	2,257
	Snap-on Inc.	12,736	2,183
	Masco Corp.	75,955	2,150
	Dover Corp.	34,354	2,106
	L-3 Communications
	Holdings Inc.	17,581	2,101
	Pentair plc	40,074	1,985
	CH Robinson Worldwide Inc.	31,982	1,984
	Expeditors International of
	Washington Inc.	41,858	1,888
	Kansas City Southern	24,157	1,804
	Cintas Corp.	19,650	1,789
*	United Rentals Inc.	21,258	1,542
	Fluor Corp.	32,476	1,533
	JB Hunt Transport
	Services Inc.	20,280	1,488
	Xylem Inc.	40,048	1,462
	Robert Half International Inc.	29,639	1,397
	Allegion plc	21,093	1,390
	ADT Corp.	37,878	1,249
	Flowserve Corp.	29,644	1,247
*	Jacobs Engineering
	Group Inc.	27,772	1,165
	Pitney Bowes Inc.	44,658	922
	Dun & Bradstreet Corp.	8,067	838
*	Quanta Services Inc.	35,794	725
	Ryder System Inc.	11,783	670
			400,152
Information Technology (20.6%)
	Apple Inc.	1,239,459	130,465
	Microsoft Corp.	1,775,844	98,524
*	Facebook Inc. Class A	504,788	52,831
*	Alphabet Inc. Class A	64,772	50,393
*	Alphabet Inc.	66,061	50,132
	Intel Corp.	1,049,089	36,141
	Visa Inc. Class A	432,758	33,560
	Cisco Systems Inc.	1,128,543	30,646
	International Business
	Machines Corp.	198,452	27,311
	Oracle Corp.	711,777	26,001
	MasterCard Inc. Class A	220,150	21,434
	QUALCOMM Inc.	334,163	16,703
	Accenture plc Class A	138,965	14,522
	Texas Instruments Inc.	225,569	12,363
	EMC Corp.	431,054	11,069
*	salesforce.com inc	138,820	10,883
*	Adobe Systems Inc.	110,979	10,425
*	PayPal Holdings Inc.	247,174	8,948
	Automatic Data
	Processing Inc.	102,433	8,678
	Avago Technologies Ltd.
	Class A	58,102	8,434
*	Cognizant Technology
	Solutions Corp. Class A	135,244	8,117

			Market
			Value•
		Shares	($000)
	Broadcom Corp. Class A	124,768	7,214
*	eBay Inc.	247,174	6,792
*	Yahoo! Inc.	193,179	6,425
	Hewlett Packard
	Enterprise Co.	399,840	6,078
	Intuit Inc.	58,359	5,632
	TE Connectivity Ltd.	85,479	5,523
	Corning Inc.	261,788	4,785
	HP Inc.	401,640	4,755
*	Electronic Arts Inc.	69,160	4,753
	Applied Materials Inc.	254,304	4,748
*	Fiserv Inc.	50,530	4,621
	Activision Blizzard Inc.	112,181	4,343
	Analog Devices Inc.	69,103	3,823
	Fidelity National Information
	Services Inc.	61,774	3,744
	Paychex Inc.	70,699	3,739
*	Alliance Data Systems Corp.	13,509	3,736
	NVIDIA Corp.	112,506	3,708
	Amphenol Corp. Class A	68,000	3,552
*	Micron Technology Inc.	241,399	3,418
	SanDisk Corp.	44,841	3,407
*	Red Hat Inc.	40,368	3,343
	Skyworks Solutions Inc.	42,087	3,234
	Symantec Corp.	150,552	3,162
	Western Digital Corp.	50,895	3,056
*	Autodesk Inc.	49,971	3,045
	Lam Research Corp.	35,225	2,798
	Xilinx Inc.	56,876	2,671
*	Citrix Systems Inc.	33,996	2,572
	Seagate Technology plc	66,550	2,440
	KLA-Tencor Corp.	35,093	2,434
	Motorola Solutions Inc.	35,363	2,421
	Harris Corp.	27,659	2,404
	Linear Technology Corp.	52,697	2,238
	Xerox Corp.	209,117	2,223
	Juniper Networks Inc.	77,971	2,152
	Microchip Technology Inc.	46,007	2,141
*	Akamai Technologies Inc.	39,052	2,055
	Western Union Co.	113,599	2,035
	CA Inc.	69,547	1,986
*	VeriSign Inc.	21,950	1,918
	Total System Services Inc.	37,248	1,855
	NetApp Inc.	65,973	1,750
*	Qorvo Inc.	31,049	1,580
*	F5 Networks Inc.	15,806	1,533
*	First Solar Inc.	16,425	1,084
	CSRA Inc.	30,114	903
	FLIR Systems Inc.	30,963	869
*	Teradata Corp.	29,208	772
			823,050
Materials (2.8%)
	EI du Pont de Nemours
	& Co.	194,912	12,981
	Dow Chemical Co.	250,048	12,873
	Monsanto Co.	97,880	9,643
	LyondellBasell Industries
	NV Class A	79,996	6,952
	Ecolab Inc.	59,175	6,769
	Praxair Inc.	63,334	6,485
	PPG Industries Inc.	59,746	5,904
	Air Products &
	Chemicals Inc.	43,135	5,612
	Sherwin-Williams Co.	17,593	4,567
	International Paper Co.	91,806	3,461
	Nucor Corp.	71,060	2,864
	Alcoa Inc.	288,779	2,850
	Vulcan Materials Co.	29,677	2,818
	WestRock Co.	57,640	2,630
	Eastman Chemical Co.	32,806	2,215

			Market
			Value•
		Shares	($000)
	Ball Corp.	30,372	2,209
	International Flavors &
	Fragrances Inc.	17,742	2,123
	CF Industries Holdings Inc.	51,465	2,100
	Newmont Mining Corp.	115,581	2,079
	Airgas Inc.	14,879	2,058
	Mosaic Co.	74,343	2,051
	Martin Marietta
	Materials Inc.	14,824	2,025
	Sealed Air Corp.	45,196	2,016
	Freeport-McMoRan Inc.	256,990	1,740
	Avery Dennison Corp.	20,128	1,261
	FMC Corp.	29,394	1,150
*	Owens-Illinois Inc.	35,769	623
			110,059
Telecommunication Services (2.4%)
	AT&T Inc.	1,367,726	47,063
	Verizon
	Communications Inc.	904,608	41,811
*	Level 3
	Communications Inc.	64,165	3,488
	CenturyLink Inc.	123,674	3,112
	Frontier Communications
	Corp.	254,202	1,187
			96,661
Utilities (3.0%)
	Duke Energy Corp.	153,112	10,931
	NextEra Energy Inc.	102,389	10,637
	Southern Co.	202,092	9,456
	Dominion Resources Inc.	131,868	8,920
	American Electric Power
	Co. Inc.	109,163	6,361
	PG&E Corp.	109,125	5,804
	Exelon Corp.	204,523	5,680
	PPL Corp.	149,369	5,098
	Sempra Energy	52,511	4,937
	Public Service Enterprise
	Group Inc.	112,487	4,352
	Edison International	71,813	4,252
	Consolidated Edison Inc.	65,267	4,195
	Xcel Energy Inc.	112,840	4,052
	Eversource Energy	70,534	3,602
	WEC Energy Group Inc.	70,202	3,602
	DTE Energy Co.	39,948	3,203
	FirstEnergy Corp.	94,102	2,986
	Entergy Corp.	39,293	2,686
	Ameren Corp.	54,011	2,335
	CMS Energy Corp.	60,860	2,196
	SCANA Corp.	31,351	1,896
	CenterPoint Energy Inc.	93,989	1,726
	AGL Resources Inc.	26,404	1,685
	Pinnacle West Capital Corp.	24,357	1,570
	Pepco Holdings Inc.	55,476	1,443
	AES Corp.	149,070	1,427
	TECO Energy Inc.	51,849	1,382
	NiSource Inc.	68,951	1,345
	NRG Energy Inc.	72,774	856
			118,615
Total Common Stocks
(Cost $3,079,835)			3,979,755

Vanguard Equity Index Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
[2,3] Vanguard Market Liquidity
Fund, 0.363%	1,615,401	1,615

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Federal Home Loan Bank
Discount Notes,
0.245%, 3/2/16	500	500
[4,5] Federal Home Loan Bank
Discount Notes,
0.501%, 5/3/16	500	499
		999
Total Temporary Cash Investments
(Cost $2,614)		2,614
Total Investments (99.9%)
(Cost $3,082,449)		3,982,369

		Amount
		($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard		352
Receivables for Accrued Income		5,308
Receivables for Capital Shares Issued		22,401
Total Other Assets		28,061
Liabilities
Payables for Investment
Securities Purchased		(19,345)
Collateral for Securities on Loan		(761)
Payables for Capital Shares Redeemed		(1,913)
Payables to Vanguard		(3,553)
Other Liabilities		(41)
Total Liabilities		(25,613)
Net Assets (100%)
Applicable to 119,839,050 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		3,984,817
Net Asset Value Per Share		$33.25

At December 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	2,923,330
Undistributed Net Investment Income	87,332
Accumulated Net Realized Gains	74,223
Unrealized Appreciation (Depreciation)
Investment Securities	899,920
Futures Contracts	12
Net Assets	3,984,817

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $699,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.9% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $761,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $399,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Statement of Operations

Year Ended
December 31, 2015
($000)
Investment Income
Income
Dividends	97,126
Interest[1]	35
Securities Lending	96
Total Income	97,257
Expenses
The Vanguard Group—Note B
Investment Advisory Services	621
Management and Administrative	4,337
Marketing and Distribution	758
Custodian Fees	69
Auditing Fees	64
Shareholders’ Reports	39
Trustees’ Fees and Expenses	2
Total Expenses	5,890
Net Investment Income	91,367
Realized Net Gain (Loss)
Investment Securities Sold	74,803
Futures Contracts	114
Realized Net Gain (Loss)	74,917
Change in Unrealized Appreciation
(Depreciation)
Investment Securities (119,458)
Futures Contracts	(458)
Change in Unrealized Appreciation
(Depreciation) (119,916)
Net Increase (Decrease) in Net Assets
Resulting from Operations	46,368
1 Interest income from an affiliated company of the portfolio was $32,000.

Statement of Changes in Net Assets

	Year Ended December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	91,367	63,178
Realized Net Gain (Loss)	74,917	118,137
Change in Unrealized Appreciation (Depreciation)	(119,916)	245,427
Net Increase (Decrease) in Net Assets Resulting from Operations	46,368	426,742
Distributions
Net Investment Income	(63,303)	(55,364)
Realized Capital Gain[1]	(115,925)	(61,250)
Total Distributions	(179,228)	(116,614)
Capital Share Transactions
Issued	608,805	615,339
Issued in Lieu of Cash Distributions	179,228	116,614
Redeemed	(454,226)	(457,588)
Net Increase (Decrease) from Capital Share Transactions	333,807	274,365
Total Increase (Decrease)	200,947	584,493
Net Assets
Beginning of Period	3,783,870	3,199,377
End of Period[2]	3,984,817	3,783,870

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $2,114,000 and $2,793,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $87,332,000 and $59,268,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$34.44	$31.50	$24.93	$22.85	$23.51
Investment Operations
Net Investment Income	.759[1]	.587	.545	.512	.466
Net Realized and Unrealized Gain (Loss)
on Investments	(.338)	3.522	7.235	3.062	.034
Total from Investment Operations	.421	4.109	7.780	3.574	.500
Distributions
Dividends from Net Investment Income	(.569)	(.555)	(.505)	(.474)	(.390)
Distributions from Realized Capital Gains	(1.042)	(.614)	(.705)	(1.020)	(.770)
Total Distributions	(1.611)	(1.169)	(1.210)	(1.494)	(1.160)
Net Asset Value, End of Period	$33.25	$34.44	$31.50	$24.93	$22.85

Total Return	1.27%	13.51%	32.18%	15.86%	1.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,985	$3,784	$3,199	$2,418	$2,132
Ratio of Total Expenses to Average Net Assets	0.15%	0.16%	0.16%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.31%[1]	1.88%	1.96%	2.13%	1.92%
Portfolio Turnover Rate	4%	7%	8%	9%	8%

1 Net investment income per share and the ratio of net investment income to average net assets include $.13 and 0.35%, respectively, resulting from a special dividend from Medtronic plc in January 2015.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Notes to Financial Statements

Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2015, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount

Vanguard Equity Index Portfolio

owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2015, the portfolio had contributed to Vanguard capital in the amount of $352,000, representing 0.01% of the portfolio’s net assets and 0.14% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,979,755	—	—
Temporary Cash Investments	1,615	999	—
Futures Contracts—Liabilities[1]	(40)	—	—
Total	3,981,330	999	—
1 Represents variation margin on the last day of the reporting period.

Vanguard Equity Index Portfolio

D. At December 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2016	42	4,274	12

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2015, the portfolio had $91,075,000 of ordinary income and $73,711,000 of long-term capital gains available for distribution.

At December 31, 2015, the cost of investment securities for tax purposes was $3,082,449,000. Net unrealized appreciation of investment securities for tax purposes was $899,920,000, consisting of unrealized gains of $1,147,303,000 on securities that had risen in value since their purchase and $247,383,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2015, the portfolio purchased $395,028,000 of investment securities and sold $149,640,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	18,193	18,705
Issued in Lieu of Cash Distributions	5,441	3,807
Redeemed	(13,658)	(14,225)
Net Increase (Decrease) in Shares Outstanding	9,976	8,287

At December 31, 2015, two shareholders (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annunity contract holders and Vanguard Total Stock Market Index Portfolio), were each the record or beneficial owner of 30% or more of the portfolio’s net assets, with a combined ownership of 71%. If one of these shareholders were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2015, that would require recognition or disclosure in these financial statements.

Vanguard Equity Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Equity Index Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 11, 2016

Special 2015 tax information (unaudited) for corporate shareholders only for Vanguard Equity
Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2015, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $113,811,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 84.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	6/30/2015	12/31/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,000.90	$0.81
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.40	0.82

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Vanguard® Growth Portfolio

Advisors’ Report

Vanguard Growth Portfolio returned 7.98% in 2015, about 2 percentage points ahead of its comparative standards. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio is overseen by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also prepared a discussion of the investment environment that existed during 2015 and of the effect it had on the portfolio’s positioning. These reports were prepared on January 13, 2016.

Please note that William Blair & Company, L.L.C., underwent an internal restructuring. As a result, the name of the firm managing a portion of the Growth Portfolio assets is now William Blair Investment Management, LLC.

Jackson Square Partners, LLC

Portfolio Managers:

Jeffrey S. Van Harte, CFA, Chairman and Chief Investment Officer

Christopher J. Bonavico, CFA

Christopher M. Ericksen, CFA

Daniel J. Prislin, CFA

Our largest relative contributor to performance was Equinix. Although Equinix reported somewhat mixed financial results, the stock experienced relative strength as the company continues to benefit from significant opportunities associated with cloud computing and its disruption in the IT supply chain. We believe its innovative product offerings allow the company to be well-positioned in a technology spending environment that is focused on addressing the needs of enterprises that are struggling to maintain the highest level of network performance and quality of service for global users.

Qualcomm detracted as its patent licensing business reported lingering negotiating issues with handset makers in China, as well as new concerns in South Korea. Although these issues continue to affect sentiment, we do not believe they materially threaten the company’s long-term business model. We also believe the company’s mobile chip business should rebound as it recovers from 2015 product cycle issues that are unlikely to recur. Further, we are encouraged by the aggressive steps management is taking to run the business more efficiently, which will have a positive impact not only free cash generation but also capital structure.

Looking ahead, despite positive absolute returns in the equity market during the past few years, we believe the relatively tepid market sentiment demonstrates that there are more than just fundamental factors affecting stock prices. A lack of significant bull market sentiment suggests to us that many investors appear to be struggling to accurately predict the pace of global economic recovery and are assessing factors that threaten economic fundamentals (for example, central bank actions and fiscal policy debates across the globe). We believe the lingering effects of the credit crisis could lead to moderate growth, at best, for the intermediate term. In such a tenuous environment, we believe the quality of a company’s business model, competitive position, and management may prove to be of utmost importance.

Total Returns
		Ten Years Ended
		December 31, 2015
	Year Ended	Average
December 31, 2015		Annual Return
Vanguard Growth Portfolio	7.98%	7.51%
Russell 1000 Growth Index	5.67	8.53
Variable Insurance Large-Cap Growth Funds Average[1]	6.00	7.19

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Growth
	Portfolio	Funds Average
Growth Portfolio	0.43%	0.89%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the Growth Portfolio’s expense ratio was 0.44%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard Growth Portfolio

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as companies with strong long-term growth prospects, solid business models, and competitive positions that we believe can increase market share and have the potential to deliver shareholder value in a variety of market environments.

Wellington Management Company, LLP

Portfolio Manager:

Andrew J. Shilling, CFA, Senior Managing Director

Our portion of the portfolio seeks to outperform growth indexes and, in the longer term, the broader market. We employ proprietary fundamental research and a rigorous valuation discipline to invest in high-quality, large-capitalization companies with attractive growth characteristics. Our investment approach is based on identifying companies with a clear competitive advantage that we believe will enable them to sustain above-average growth.

U.S. equities, as measured by the Standard & Poor’s 500 Index, gained 1.38% in 2015. Growth stocks outperformed value stocks, and small-caps trailed their larger peers.

Strong stock selection in the industrial, consumer discretionary, health care, and information technology sectors drove relative performance. Sector allocation, an indirect result of our stock-specific decisions, also aided relative results—notably, underweights to industrials and energy and an overweight to consumer discretionary.

Top relative contributors included Amazon.com, Netflix, and Uber, the privately held transportation and ride-sharing company. We eliminated our position in Netflix based on valuation, taking profits and reallocating the capital to other high-conviction opportunities.

Relative detractors included motorcycle manufacturer Harley-Davidson and Wynn Resorts, an owner and operator of casinos. We eliminated our position in Microsoft early in the second quarter on concerns about the company’s legacy business and because we preferred to play the strong secular trend in cloud computing through top-positioned Amazon. Not owning the benchmark constituent during the second half of the year weighed on relative performance, as shares rose following strong third-quarter results.

As we begin 2016, our largest active exposures are in the consumer discretionary, health care, and information technology sectors, which we believe represent today’s best long-term growth opportunities. We have increased our industrial exposure from a large underweight to neutral. Our largest underweights are in consumer staples, materials, and telecommunication service.

We continually tap into Wellington Management’s vast research, resources, and specialized expertise. We believe this gives us an inherent advantage in identifying growth companies with high cash-flow returns on investment, strong balance sheets, experienced and proven management teams, and the ability to maintain above-average growth over three to five years. Based on our fundamental and qualitative analysis, we invest in those companies that meet our valuation criteria and, in our view, offer superior long-term appreciation potential for the portfolio’s shareholders.

William Blair Investment Management, LLC

Portfolio Managers:

James Golan, CFA, Partner

David Ricci, CFA, Partner

The market advanced modestly during 2015, with strength in the first half of the year supported by strong consumer confidence, improving labor market health, solid housing data, and strong mergers-and-acquisitions activity. However, market

Vanguard Growth Portfolio Investment Advisors

Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Jackson Square Partners, LLC	39	195	Uses a bottom-up approach, seeking companies that
			have large end-market potential, dominant business
			models, and strong free-cash-flow generation that is
			attractively priced compared with the intrinsic value
			of the securities.
Wellington Management	38	193	Employs proprietary fundamental research and a
Company LLP			rigorous valuation discipline in an effort to invest in
			high-quality, large-capitalization, sustainable-growth
			companies. The firm’s philosophy is based on the
			belief that stock prices often overreact to short-term
			trends and that bottom-up, intensive research focused
			on longer-term fundamentals can be used to identify
			stocks that will outperform the market over time.
William Blair Investment	20	99	Uses a fundamental investment approach in pursuit
Management,			LLC of superior, long-term investment results from growth-
			oriented companies with leadership positions and
			strong market presence.
Cash Investments	3	19	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard Growth Portfolio

volatility spiked late in the summer, and downdrafts in August and September—driven by concerns of slowing growth in China and potential spillover effects for global economic growth—weighed significantly on returns. The market rebounded strongly in October as investor fears were eased by better data out of China and continued solid U.S. economic data, particularly in the consumer segment. However, the manufacturing segment remained a concern; this, along with the Federal Reserve’s first move toward policy renormalization and growth challenges globally, caused investors to question the durability of U.S. economic growth and pressure markets in the final months.

The performance of our portion of the portfolio was driven by stock selection, particularly in consumer discretionary and information technology. Within consumer discretionary, top performers included Amazon.com, Home Depot, and O’Reilly Automotive. In IT, Alphabet was a standout. We also benefited from strong performance from our position in Equifax in industrials.

Conversely, stock selection in consumer staples, including positions in Keurig Green Mountain and Mead Johnson Nutrition, detracted. Other notable underperformers included Affiliated Managers Group (financials), Union Pacific (industrials), and Cerner (health care).

Amid increasing concerns about the sustainability of economic growth given that we have likely moved past the midpoint of the current cycle, investors gravitated toward more consistent growers and were less sensitive to valuation. As such, our overweight to higher-valuation stocks, an exposure driven by our typical bias toward less cyclical and more sustainable growers, was a modest benefit.

We expect the increased volatility we observed in the second half of 2015 to continue into 2016, supported by the Fed’s data-dependent policy stance, China’s uncertain economic trajectory, the U.S. presidential election, and a more challenging backdrop for corporate earnings growth. With the economy nearly seven years into a recovery and with profit margins near peak levels, we believe fundamentally driven earnings growth will be harder to come by. Given our bias toward less cyclical companies with durable long-term growth opportunities that trade at attractive valuations relative to those characteristics, we believe our style of investing is likely to be rewarded.

Vanguard Growth Portfolio

Portfolio Profile
As of December 31, 2015

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	119	644	3,960
Median Market Cap $56.1B		$68.5B	$51.4B
Price/Earnings Ratio	26.7x	23.9x	21.9x
Price/Book Ratio	5.3x	5.6x	2.7x
Yield[3]	0.4%	1.6%	2.1%
Return on Equity	22.3%	23.3%	17.2%
Earnings Growth Rate	18.5%	13.9%	9.5%
Foreign Holdings	2.6%	0.0%	0.0%
Turnover Rate	38%	—	—
Expense Ratio[4]	0.43%	—	—
Short-Term Reserves	1.4%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.95	0.89
Beta	1.02	1.00

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary 19.2%		21.2%	13.4%
Consumer Staples	6.6	11.3	8.8
Energy	0.7	0.5	5.9
Financials	9.1	5.5	18.3
Health Care	20.2	17.1	14.8
Industrials	6.1	10.8	10.6
Information Technology 34.7		28.0	19.8
Materials	1.1	3.4	3.1
Other	1.8	0.0	0.0
Telecommunication
Services	0.4	2.1	2.2
Utilities	0.1	0.1	3.1

Ten Largest Holdings[5] (% of total net assets)

Alphabet Inc.	Internet Software
	& Services	5.9%
MasterCard Inc.	Data Processing
	& Outsourced
	Services	3.3
Visa Inc.	Data Processing
	& Outsourced
	Services	3.0
Allergan plc	Pharmaceuticals	2.8
Apple Inc.	Technology
	Hardware, Storage
	& Peripherals	2.8
Facebook Inc.	Internet Software
	& Services	2.7
Amazon.com Inc.	Internet Retail	2.6
Celgene Corp.	Biotechnology	2.3
Home Depot Inc.	Home Improvement
	Retail	2.3
Biogen Inc.	Biotechnology	1.9
Top Ten		29.6%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Growth Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the Growth Portfolio’s expense ratio was 0.44%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2005–December 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2015			of a $10,000
	One Year	Five Years	Ten Years	Investment
Growth Portfolio	7.98%	14.31%	7.51%	$20,623
Russell 1000 Growth Index	5.67	13.53	8.53	22,681
Variable Insurance Large-Cap Growth
Funds Average[1]	6.00	12.24	7.19	20,015
Dow Jones U.S. Total Stock Market
Float Adjusted Index	0.44	12.14	7.48	20,563

Fiscal-Year Total Returns (%): December 31, 2005–December 31, 2015

Growth Portfolio
Russell 1000 Growth Index

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Growth Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (93.5%)[1]
Consumer Discretionary (18.5%)
*	Amazon.com Inc.	19,523	13,195
	Home Depot Inc.	87,857	11,619
*	Liberty Interactive Corp.
	QVC Group Class A	316,660	8,651
*	TripAdvisor Inc.	68,346	5,826
	L Brands Inc.	60,729	5,819
	Dollar General Corp.	56,490	4,060
	Lowe’s Cos. Inc.	50,889	3,870
	BorgWarner Inc.	84,505	3,653
	DR Horton Inc.	107,025	3,428
*	AutoZone Inc.	4,480	3,324
	Lennar Corp. Class A	61,785	3,022
	Starbucks Corp.	49,178	2,952
*	O’Reilly Automotive Inc.	11,380	2,884
*	Priceline Group Inc.	2,243	2,860
*	Discovery Communications
	Inc.	90,121	2,273
	Harman International
	Industries Inc.	23,793	2,242
	Ross Stores Inc.	37,461	2,016
	Dunkin’ Brands Group Inc.	44,214	1,883
	Las Vegas Sands Corp.	40,967	1,796
	Harley-Davidson Inc.	39,565	1,796
	VF Corp.	26,330	1,639
*	Discovery Communications
	Inc. Class A	49,952	1,333
	Wyndham Worldwide Corp.	16,566	1,203
*	Tesla Motors Inc.	4,570	1,097
	NIKE Inc. Class B	12,839	802
	Wynn Resorts Ltd.	5,077	351
			93,594
Consumer Staples (6.2%)
	Walgreens Boots Alliance
	Inc.	101,101	8,609
	Estee Lauder Cos. Inc.
	Class A	64,876	5,713
*	Monster Beverage Corp.	32,946	4,908
	Mondelez International Inc.
	Class A	82,075	3,680
	CVS Health Corp.	28,986	2,834
	Kroger Co.	67,020	2,804
	PepsiCo Inc.	26,171	2,615
			31,163
Energy (0.4%)
	Schlumberger Ltd.	25,610	1,786
*	Cobalt International
	Energy Inc.	49,915	270
			2,056
Financials (8.4%)
	Equinix Inc.	28,134	8,508
	Crown Castle International
	Corp.	96,712	8,361
	Intercontinental
	Exchange Inc.	31,530	8,080

			Market
			Value•
		Shares	($000)
	Citigroup Inc.	58,860	3,046
*	Affiliated Managers Group
	Inc.	16,970	2,711
	American Tower Corporation	27,576	2,673
*	Markel Corp.	2,655	2,345
	Moody’s Corp.	20,540	2,061
	BlackRock Inc.	5,832	1,986
	MSCI Inc. Class A	18,180	1,311
	Marsh & McLennan
	Cos. Inc.	22,607	1,254
			42,336
Health Care (19.4%)
*	Allergan plc	45,127	14,102
*	Celgene Corp.	98,791	11,831
*	Biogen Inc.	31,720	9,717
	Bristol-Myers Squibb Co.	123,487	8,495
	Novo Nordisk A/S ADR	113,905	6,616
*	Valeant Pharmaceuticals
	International Inc.	62,294	6,332
*	Cerner Corp.	89,739	5,400
	UnitedHealth Group Inc.	43,531	5,121
	Gilead Sciences Inc.	36,151	3,658
*	Edwards Lifesciences Corp.	41,646	3,289
*	Regeneron Pharmaceuticals
	Inc.	5,657	3,071
*	Illumina Inc.	14,628	2,808
	Medtronic plc	34,048	2,619
*	IDEXX Laboratories Inc.	35,120	2,561
	Zoetis Inc.	51,080	2,448
	DENTSPLY International Inc.	35,723	2,174
*	Sirona Dental Systems Inc.	19,556	2,143
*	IMS Health Holdings Inc.	69,943	1,781
*	Vertex Pharmaceuticals Inc.	13,329	1,677
*	Medivation Inc.	32,487	1,570
	McKesson Corp.	4,360	860
			98,273
Industrials (5.6%)
*	Verisk Analytics Inc.
	Class A	52,028	4,000
	Nielsen Holdings plc	69,440	3,236
	Union Pacific Corp.	39,620	3,098
	Fortune Brands Home
	& Security Inc.	50,387	2,796
	Equifax Inc.	24,040	2,677
*	IHS Inc. Class A	19,021	2,253
*	TransDigm Group Inc.	9,830	2,246
	AMETEK Inc.	38,860	2,083
*	Stericycle Inc.	15,801	1,906
	Danaher Corp.	13,590	1,262
	Kansas City Southern	13,076	976
*	TransUnion	30,525	842
	JB Hunt Transport Services
	Inc.	10,373	761
	Lockheed Martin Corp.	867	188
			28,324

			Market
			Value•
		Shares	($000)
Information Technology (33.5%)
*	Alphabet Inc.	23,696	17,982
	MasterCard Inc. Class A	169,781	16,530
	Visa Inc. Class A	197,424	15,310
	Apple Inc.	133,766	14,080
*	Facebook Inc. Class A	128,780	13,478
*	Alphabet Inc. Class A	14,989	11,662
	QUALCOMM Inc.	189,376	9,466
	Microsoft Corp.	152,981	8,487
*	Electronic Arts Inc.	105,699	7,264
*	PayPal Holdings Inc.	195,068	7,061
*	eBay Inc.	232,189	6,381
*	Baidu Inc. ADR	30,909	5,843
*	Adobe Systems Inc.	56,573	5,315
	Intuit Inc.	38,469	3,712
*	Red Hat Inc.	40,490	3,353
	Texas Instruments Inc.	59,720	3,273
*	salesforce.com inc	34,866	2,734
*	Alliance Data Systems Corp.	9,288	2,569
	CDW Corp.	60,924	2,561
*	Cognizant Technology
	Solutions Corp. Class A	42,672	2,561
*	FleetCor Technologies Inc.	16,482	2,356
*	ServiceNow Inc.	23,757	2,056
*	Alibaba Group Holding Ltd.
	ADR	21,548	1,751
*	Workday Inc. Class A	19,534	1,557
*	Yelp Inc. Class A	36,471	1,050
*	Zillow Group Inc.	31,990	751
*,^ Zillow Group Inc. Class A		10,445	272
			169,415
Materials (1.0%)
	Sherwin-Williams Co.	11,324	2,939
	Eagle Materials Inc.	20,632	1,247
	PPG Industries Inc.	9,550	944
			5,130
Other (0.2%)
[2]	Vanguard Growth ETF	8,500	904
*,3 WeWork Class A PP		4,015	167
			1,071
Telecommunication Services (0.3%)
*	SBA Communications Corp.
	Class A	13,120	1,378
Total Common Stocks
(Cost $368,614)			472,740
Preferred Stocks (1.6%)
*,3 Uber Technologies PP		104,984	5,120
*,3 Pinterest Prf G PP		24,865	893
*,3 WeWork Pfd. D1 PP		19,954	827
*,3 WeWork Pfd. D2 PP		15,678	650
*,3 Cloudera, Inc. Pfd.		21,972	564
Total Preferred Stocks
(Cost $3,434)			8,054
Convertible Preferred Stocks (0.2%)
*,3 Airbnb Inc. (Cost $928)		9,972	999

Vanguard Growth Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (4.6%)[1]
Money Market Fund (4.3%)
[4,5] Vanguard Market Liquidity
Fund, 0.363%	21,753,904	21,754

	Face
	Amount
	($000)
Repurchase Agreement (0.1%)
Bank of America Securities,
LLC 0.300%, 1/4/16 (Dated
12/31/15, Repurchase Value
$500,000, collateralized
by Government National
Mortgage Assn., 3.500%,
3/20/45, with a value of
$510,000)	500	500

U.S. Government and Agency Obligations (0.2%)
[6,7] Federal Home Loan
Bank Discount Notes,
0.466%, 3/7/16	500	500
[6,7] Federal Home Loan
Bank Discount Notes,
0.290%, 4/29/16	500	499
[7] United States Treasury
Bill, 0.536%, 6/9/16	200	199
		1,198
Total Temporary Cash Investments
(Cost $23,453)		23,452
Total Investments (99.9%)
(Cost $396,429)		505,245

Amount
($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard	44
Receivables for Accrued Income	181
Receivables for Investment Securities Sold	322
Receivables for Capital Shares Issued	1,736
Other Assets	62
Total Other Assets	2,345
Liabilities
Payables for Investment Securities Purchased (364)
Collateral for Securities on Loan	(221)
Payables to Investment Advisor	(207)
Payables for Capital Shares Redeemed	(131)
Payables to Vanguard	(899)
Other Liabilities	(158)
Total Liabilities	(1,980)
Net Assets (100%)
Applicable to 22,395,113 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	505,610
Net Asset Value Per Share	$22.58

At December 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	343,170
Undistributed Net Investment Income	1,795
Accumulated Net Realized Gains	51,605
Unrealized Appreciation (Depreciation)
Investment Securities	108,816
Futures Contracts	224
Net Assets	505,610

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $214,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 97.0% and 1.1%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Restricted securities totaling $9,220,000, representing 1.8% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $221,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
7 Securities with a value of $799,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
PP—Private Placement.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Growth Portfolio

Statement of Operations

Year Ended
December 31, 2015
($000)
Investment Income
Income
Dividends[1,2]	4,746
Interest[1]	38
Securities Lending	29
Total Income	4,813
Expenses
Investment Advisory Fees—Note B
Basic Fee	665
Performance Adjustment	134
The Vanguard Group—Note C
Management and Administrative	1,157
Marketing and Distribution	58
Custodian Fees	18
Auditing Fees	34
Shareholders’ Reports	18
Trustees’ Fees and Expenses	1
Total Expenses	2,085
Expenses Paid Indirectly	(12)
Net Expenses	2,073
Net Investment Income	2,740
Realized Net Gain (Loss)
Investment Securities Sold[1]	52,183
Futures Contracts	23
Realized Net Gain (Loss)	52,206
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(18,255)
Futures Contracts	(340)
Change in Unrealized Appreciation
(Depreciation)	(18,595)
Net Increase (Decrease) in Net Assets
Resulting from Operations	36,351

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $12,000, $34,000, and $0, respectively.
2 Dividends are net of foreign withholding taxes of $17,000.

Statement of Changes in Net Assets

	Year Ended December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,740	2,715
Realized Net Gain (Loss)	52,206	44,073
Change in Unrealized Appreciation (Depreciation)	(18,595)	7,271
Net Increase (Decrease) in Net Assets Resulting from Operations	36,351	54,059
Distributions
Net Investment Income	(2,749)	(1,795)
Realized Capital Gain[1]	(44,406)	(2,114)
Total Distributions	(47,155)	(3,909)
Capital Share Transactions
Issued	96,329	34,235
Issued in Lieu of Cash Distributions	47,155	3,909
Redeemed	(73,499)	(52,828)
Net Increase (Decrease) from Capital Share Transactions	69,985	(14,684)
Total Increase (Decrease)	59,181	35,466
Net Assets
Beginning of Period	446,429	410,963
End of Period[2]	505,610	446,429

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $2,729,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,795,000 and $1,804,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Growth Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$23.24	$20.62	$15.32	$12.99	$13.18
Investment Operations
Net Investment Income	.127	.140	.089	.082	.072
Net Realized and Unrealized Gain (Loss)
on Investments	1.632	2.676	5.296	2.312	(.177)
Total from Investment Operations	1.759	2.816	5.385	2.394	(.105)
Distributions
Dividends from Net Investment Income	(.141)	(.090)	(.085)	(.064)	(.085)
Distributions from Realized Capital Gains	(2.278)	(.106)	—	—	—
Total Distributions	(2.419)	(.196)	(.085)	(.064)	(.085)
Net Asset Value, End of Period	$22.58	$23.24	$20.62	$15.32	$12.99

Total Return	7.98%	13.79%	35.28%	18.43%	-0.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$506	$446	$411	$321	$260
Ratio of Total Expenses to Average Net Assets[1]	0.44%	0.43%	0.41%	0.41%	0.40%
Ratio of Net Investment Income to
Average Net Assets	0.57%	0.65%	0.50%	0.58%	0.54%
Portfolio Turnover Rate	38%	39%	38%	43%	45%

1 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.01%, (0.01%), (0.01%), and (0.01%).

Notes to Financial Statements

Vanguard Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

Vanguard Growth Portfolio

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2015, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests

Vanguard Growth Portfolio

cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2015, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Jackson Square Partners, LLC, Wellington Management Company llp, and William Blair Investment Management, LLC, each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Jackson Square Partners, LLC, and Wellington Management Company llp are subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years. The basic fee of William Blair Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding five years.

Vanguard manages the cash reserves of the portfolio as described below.

For the year ended December 31, 2015, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the portfolio’s average net assets, before an increase of $134,000 (0.03%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2015, the portfolio had contributed to Vanguard capital in the amount of $44,000, representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the year ended December 31, 2015, these arrangements reduced the portfolio’s expenses by $12,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Vanguard Growth Portfolio

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	472,573	—	167
Preferred Stocks	—	—	8,054
Convertible Preferred Stocks	—	—	999
Temporary Cash Investments	21,754	1,698	—
Futures Contracts—Liabilities[1]	(158)	—	—
Total	494,169	1,698	9,220
1 Represents variation margin on the last day of the reporting period.

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the fund in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended December 31, 2015. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

Investments in
Common Stocks,
Preferred Stocks,
and Convertible
Preferred Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of December 31, 2014	4,883
Purchases	1,821
Change in Unrealized Appreciation (Depreciation)	2,516
Balance as of December 31, 2015	9,220
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2015, was $2,516,000.

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of December 31, 2015:

	Fair Value
Security Type	($000)	Valuation Technique	Unobservable Input	Amount
Common Stocks	167	Market Approach	Target Event Price	$41.440
Preferred Stocks	8,054	Market Approach	Recent Market Transaction	48.772
			Target Event Price	41.440
			Purchase Price	35.895
			Comparable Company Approach	25.690
Convertible
Preferred Stocks	999	Market Approach	Comparable Company Approach	100.130

Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement.

Vanguard Growth Portfolio

F. At December 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2016	177	18,013	224

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2015, the portfolio had $2,616,000 of ordinary income and $51,843,000 of long-term capital gains available for distribution.

At December 31, 2015, the cost of investment securities for tax purposes was $396,435,000. Net unrealized appreciation of investment securities for tax purposes was $108,810,000 consisting of unrealized gains of $125,953,000 on securities that had risen in value since their purchase and $17,143,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended December 31, 2015, the portfolio purchased $192,111,000 of investment securities and sold $172,560,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Year Ended December 31,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	4,266	1,585
Issued in Lieu of Cash Distributions	2,170	192
Redeemed	(3,253)	(2,490)
Net Increase (Decrease) in Shares Outstanding	3,183	(713)

At December 31, 2015, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 78% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

J. Management has determined that no material events or transactions occurred subsequent to December 31, 2015, that would require recognition or disclosure in these financial statements.

Vanguard Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Growth Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 11, 2016

Special 2015 tax information (unaudited) for corporate shareholders only for Vanguard
Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2015, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $41,677,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Portfolio	6/30/2015	12/31/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,020.80	$2.29
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.94	2.29

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.45%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Vanguard® High Yield Bond Portfolio

Advisor’s Report

For the year ended December 31, 2015, Vanguard High Yield Bond Portfolio returned –1.58%, compared with –2.53% for its benchmark index. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The market’s negative total return was primarily due to weakness in commodity prices, namely energy. Both the interest rate and credit environments also influenced returns in the high-yield market.

Monetary policy was accommodative for most of the year, but in December the Federal Reserve raised interest rates for the first time since 2006. U.S. Treasury yields across the maturity spectrum ended the year higher than they started; the 10-year yield, for example, ended 2015 at 2.30%, up from 2.19% at the end of 2014.

Because bond yields and prices move in opposite directions, bond prices declined modestly. The rise in Treasury yields most affected longer-duration and interest rate-sensitive fixed income assets.

Also, credit-sensitive sectors, including the high-yield market, generally underper-formed. Although economic data in the United States and Europe continued improving, China and emerging-market growth indicators weakened, and commodity prices declined significantly. This led corporate credit spreads to widen and resulted in negative performance that offset coupon income.

For the 12 months ended December 31, 2015, performance diverged notably by credit quality. The high-yield market favored relatively higher credit-quality bonds amid concerns that declining commodity prices could slow global growth. Higher-rated BB bonds performed best, returning –1.00%, as measured by Barclays High Yield Index data. Lower-rated Caa bonds experienced more severe spread-widening and returned –12.11%; B-rated bonds returned –4.77%.

The spread of the high-yield market widened to 660 basis points over Treasuries as of December 31, from 483 basis points a year earlier. (A basis point is one-hundredth of a percentage point.) The average dollar price of the high-yield market declined 10 points over the period, from $99 to $89.

Overall corporate fundamentals and debt levels at most companies remain stable. We expect U.S. gross domestic product (GDP) to maintain steady growth in 2016, and we believe that most high-yield companies can sustain solid credit profiles in that environment. Therefore, we see the economic backdrop for the high-yield market as generally favorable, but we continue to closely monitor factors that could spread commodity-related stress to the broader market. Those factors include the potential effects of a strengthening U.S. dollar on the industrial economy and the potential for contraction in credit availability, especially to the riskiest borrowers.

Although we expect default rates to increase through 2016, we think defaults are likely to stay concentrated in the energy and metals and mining sectors. Defaults so far have remained manageable. The Moody’s Investors Service trailing 12-month global speculative-grade default rate ended November at 2.9%, still below the long-term average of 3.9%. Given this outlook, we are seeking to take advantage of recent dislocations created by the sell-off in non-energy names, where wider spreads are attractive and the credits are bolstered by strong fundamentals.

Total Returns
		Ten Years Ended
		December 31, 2015
	Year Ended	Average
	December 31, 2015	Annual Return
Vanguard High Yield Bond Portfolio	-1.58%	5.80%
High-Yield Corporate Composite Index[1]	-2.53	6.41
Variable Insurance High Yield Funds Average[2]	-3.32	5.03

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		High Yield
	Portfolio	Funds Average
High Yield Bond Portfolio	0.29%	0.84%

1 Consists of 95% Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Barclays U.S. 1–5 Year Treasury Bond Index.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the portfolio’s expense ratio was 0.28%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard High Yield Bond Portfolio

The portfolio’s successes
The portfolio benefited from an underweight allocation to, and positive credit selection in, the energy sector as well as an overweight exposure to technology.

The portfolio’s shortfalls
Security selection within metals and mining and within utilities detracted from relative returns. An underweight allocation to the food and beverage sector also hurt relative performance. So did our underweighting of Treasury securities versus the composite benchmark, as the sector outperformed high-yield bonds over the year.

The portfolio’s positioning
The portfolio remains consistent in its investment objective and strategy and maintains a meaningful exposure to relatively higher-quality names within the high-yield market. We believe these credits have more consistent businesses and greater predictability of cash flows than those at the lower end of the quality spectrum. We prefer higher-quality credits in an effort to minimize defaults and provide stable income. We continue to diversify the portfolio’s holdings by issuer and industry and continue to deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles because of their potential for volatility.

Michael L. Hong, CFA
Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

January 19, 2016

Vanguard High Yield Bond Portfolio

Portfolio Profile
As of December 31, 2015

Financial Attributes
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Bonds	405	1,873	2,208
Yield[3]	6.2%	7.0%	8.7%
Yield to Maturity	6.8%[4]	7.1%	8.9%
Average Coupon	5.8%	6.1%	6.7%
Average Effective
Maturity	5.7 years	5.6 years	5.6 years
Average Duration	4.5 years	4.4 years	4.3 years
Expense Ratio[5]	0.29%	—	—
Short-Term Reserves	5.2%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.93
Beta	0.96	0.86

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	5.7%
1–5 Years	27.1
5–10 Years	61.2
10–20 Years	4.1
20–30 Years	1.5
Over 30 Years	0.4

Sector Diversification[6] (% of portfolio)

Basic Industry	3.8%
Capital Goods	7.4
Communication	26.5
Consumer Cyclical	7.2
Consumer Non-Cyclical	12.2
Energy	9.5
Finance	13.5
Technology	11.1
Transportation	1.8
Treasury/Agency	1.9
Utilities	4.5
Other	0.6

Distribution by Credit Quality (% of portfolio)

U.S. Government	1.9%
Aaa	1.2
Baa	4.7
Ba	49.3
B	36.3
Caa	6.3
C	0.3

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 High-Yield Corporate Composite Index.
2 Barclays U.S. Corporate High Yield Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the portfolio’s expense ratio was 0.28%.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard High Yield Bond Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2005–December 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2015			of a $10,000
	One Year	Five Years	Ten Years	Investment
High Yield Bond Portfolio	-1.58%	5.56%	5.80%	$17,574
High-Yield Corporate Composite Index[1]	-2.53	5.23	6.41	18,621
Variable Insurance High Yield
Funds Average[2]	-3.32	4.30	5.03	16,340
Barclays U.S. Corporate High Yield
Bond Index	-4.47	5.04	6.96	19,594

Fiscal-Year Total Returns (%): December 31, 2005–December 31, 2015

High Yield Bond Portfolio
High-Yield Corporate Composite Index[1]

1 Consists of 95% Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Barclays U.S. 1–5 Year Treasury Bond Index.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard High Yield Bond Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (1.8%)
U.S. Government Securities (1.8%)
	United States Treasury Note/Bond	1.000%	8/31/16	5,460	5,471
[1]	United States Treasury Note/Bond	0.875%	11/30/16	4,060	4,063
Total U.S. Government and Agency Obligations (Cost $9,556)					9,534
Asset-Backed/Commercial Mortgage-Backed Securities (0.4%)
[2]	Avis Budget Car Rental LLC /
	Avis Budget Finance Inc.
	(Cost $1,926)	5.500%	4/1/23	1,928	1,933
Corporate Bonds (92.1%)
Finance (13.7%)
	Banking (3.1%)
[2,3] Credit Suisse Group AG		6.250%	12/29/49	3,540	3,531
[2]	HSBC Holdings plc	5.625%	12/29/49	1,150	1,142
[2]	HSBC Holdings plc	6.375%	12/29/49	2,305	2,276
	Royal Bank of Scotland Group plc	6.125%	12/15/22	3,515	3,817
	Royal Bank of Scotland Group plc	6.000%	12/19/23	715	769
	Royal Bank of Scotland Group plc	5.125%	5/28/24	1,025	1,034
[2]	Royal Bank of Scotland Group plc	8.000%	12/29/49	475	501
[2,3] Societe Generale SA		6.000%	10/27/49	1,930	1,824
	UBS AG	7.625%	8/17/22	1,305	1,458

	Finance Companies (8.1%)
	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	3.750%	5/15/19	1,480	1,478
	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	4.500%	5/15/21	1,810	1,830
	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	5.000%	10/1/21	755	782
	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	4.625%	7/1/22	585	592
	Aircastle Ltd.	6.250%	12/1/19	345	371
	Aircastle Ltd.	5.125%	3/15/21	30	31
	Aircastle Ltd.	5.500%	2/15/22	830	851
	CIT Group Inc.	5.250%	3/15/18	3,045	3,152
[3]	CIT Group Inc.	6.625%	4/1/18	2,555	2,708
[3]	CIT Group Inc.	5.500%	2/15/19	2,270	2,369
	CIT Group Inc.	3.875%	2/19/19	1,100	1,095
	CIT Group Inc.	5.375%	5/15/20	3,415	3,577
	CIT Group Inc.	5.000%	8/15/22	3,200	3,256
	Homer City Generation LP	8.734%	10/1/26	3,664	2,931
	International Lease Finance Corp.	3.875%	4/15/18	1,220	1,228
	International Lease Finance Corp.	5.875%	4/1/19	1,420	1,505
	International Lease Finance Corp.	6.250%	5/15/19	2,042	2,188
	International Lease Finance Corp.	8.250%	12/15/20	1,511	1,787
	International Lease Finance Corp.	4.625%	4/15/21	970	992
	International Lease Finance Corp.	8.625%	1/15/22	900	1,089
	International Lease Finance Corp.	5.875%	8/15/22	90	97
	iStar Financial Inc.	4.875%	7/1/18	295	289
	iStar Financial Inc.	5.000%	7/1/19	1,290	1,264
	Navient Corp.	8.450%	6/15/18	1,100	1,155
	Navient Corp.	5.500%	1/15/19	2,445	2,298
	Navient Corp.	8.000%	3/25/20	2,000	1,985
	Navient Corp.	7.250%	1/25/22	615	569
	Navient Corp.	5.500%	1/25/23	825	664

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Insurance (1.5%)
[3]	Liberty Mutual Group Inc.	7.800%	3/15/37	1,560	1,778
	LifePoint Health Inc.	5.875%	12/1/23	860	875
	Unum Group	7.375%	6/15/32	175	206
[2]	Voya Financial Inc.	5.650%	5/15/53	2,725	2,671
	WellCare Health Plans Inc.	5.750%	11/15/20	1,915	1,977

	Other Finance (0.7%)
[3]	Argos Merger Sub Inc.	7.125%	3/15/23	2,710	2,679
	CNO Financial Group Inc.	4.500%	5/30/20	150	153
	CNO Financial Group Inc.	5.250%	5/30/25	665	677

	Real Estate Investment Trusts (0.3%)
	Felcor Lodging LP	5.625%	3/1/23	1,315	1,333
	Felcor Lodging LP	6.000%	6/1/25	360	365
					71,199
Industrial (74.7%)
	Basic Industry (4.3%)
	AK Steel Corp.	7.625%	10/1/21	2,540	978
	ArcelorMittal	5.125%	6/1/20	295	246
	ArcelorMittal	6.250%	8/5/20	1,035	824
	ArcelorMittal	6.500%	3/1/21	220	175
	ArcelorMittal	7.250%	2/25/22	560	454
	ArcelorMittal	6.125%	6/1/25	670	483
[4,5] Arch Coal Inc. Bank Loan		6.250%	5/16/18	3,429	1,554
	Axiall Corp.	4.875%	5/15/23	230	207
[3]	Cascades Inc.	5.500%	7/15/22	300	291
	Cloud Peak Energy Resources LLC /
	Cloud Peak Energy Finance Corp.	8.500%	12/15/19	180	89
[3,6] Constellium NV		4.625%	5/15/21	125	105
[3]	Constellium NV	8.000%	1/15/23	1,520	1,201
[3]	Constellium NV	5.750%	5/15/24	500	340
	Eagle Spinco Inc.	4.625%	2/15/21	760	699
[3]	FMG Resources August 2006 Pty Ltd.	9.750%	3/1/22	200	183
	Hexion US Finance Corp.	6.625%	4/15/20	1,545	1,201
[3,6] INEOS Group Holdings SA		5.750%	2/15/19	790	859
[3]	INEOS Group Holdings SA	5.875%	2/15/19	1,385	1,350
	Novelis Inc.	8.375%	12/15/17	1,008	980
	Novelis Inc.	8.750%	12/15/20	2,715	2,491
	Peabody Energy Corp.	6.000%	11/15/18	335	62
	Peabody Energy Corp.	6.500%	9/15/20	80	10
	Peabody Energy Corp.	6.250%	11/15/21	180	25
[3]	Peabody Energy Corp.	10.000%	3/15/22	1,600	304
	Peabody Energy Corp.	7.875%	11/1/26	1,570	204
	Steel Dynamics Inc.	5.125%	10/1/21	1,320	1,223
	Steel Dynamics Inc.	5.500%	10/1/24	1,185	1,081
	United States Steel Corp.	7.375%	4/1/20	1,220	639
	United States Steel Corp.	6.875%	4/1/21	1,080	508
	United States Steel Corp.	6.650%	6/1/37	460	193
[3,6] VWR Funding Inc.		4.625%	4/15/22	3,500	3,697

	Capital Goods (7.0%)
[3]	Ardagh Packaging Finance plc	9.125%	10/15/20	880	902
[3]	Ardagh Packaging Finance PLC /
	Ardagh Holdings USA Inc.	9.125%	10/15/20	755	772
[3]	Ashtead Capital Inc.	6.500%	7/15/22	825	860
	Ball Corp.	4.375%	12/15/20	830	842
[6]	Ball Corp.	4.375%	12/15/23	530	592
	Berry Plastics Corp.	5.500%	5/15/22	60	60

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Berry Plastics Corp.	5.125%	7/15/23	60	58
[3]	Berry Plastics Escrow LLC/Berry
	Plastics Escrow Corp.	6.000%	10/15/22	750	764
[3]	BlueLine Rental Finance Corp.	7.000%	2/1/19	950	834
[3]	Building Materials Corp. of America	5.375%	11/15/24	1,085	1,082
[3]	Building Materials Corp. of America	6.000%	10/15/25	4,295	4,424
	Case New Holland Inc.	7.875%	12/1/17	2,660	2,820
[3]	Cemex Finance LLC	6.000%	4/1/24	290	250
[3]	Cemex SAB de CV	6.125%	5/5/25	3,580	3,056
	Clean Harbors Inc.	5.250%	8/1/20	2,006	2,049
	Clean Harbors Inc.	5.125%	6/1/21	1,493	1,514
	CNH Industrial Capital LLC	3.625%	4/15/18	1,145	1,128
	CNH Industrial Capital LLC	3.875%	7/16/18	2,015	1,960
	CNH Industrial Capital LLC	3.375%	7/15/19	257	244
	CNH Industrial Capital LLC	4.375%	11/6/20	550	518
	HD Supply Inc.	7.500%	7/15/20	600	622
[3]	HD Supply Inc.	5.250%	12/15/21	1,105	1,127
[3]	Huntington Ingalls Industries Inc.	5.000%	11/15/25	385	391
	Masco Corp.	7.750%	8/1/29	480	533
	Masco Corp.	6.500%	8/15/32	120	122
	Owens Corning	9.000%	6/15/19	143	166
[3]	Owens-Brockway Glass Container Inc.	5.875%	8/15/23	895	910
[3]	Owens-Brockway Glass Container Inc.	6.375%	8/15/25	355	365
	Reynolds Group Issuer Inc. / Reynolds
	Group Issuer LLC / Reynolds Group
	Issuer Lu	5.750%	10/15/20	985	997
	Reynolds Group Issuer Inc. / Reynolds
	Group Issuer LLC / Reynolds Group
	Issuer Lu	6.875%	2/15/21	1,165	1,196
	Terex Corp.	6.000%	5/15/21	1,350	1,240
	United Rentals North America Inc.	7.625%	4/15/22	1,470	1,560
	United Rentals North America Inc.	6.125%	6/15/23	355	363
	United Rentals North America Inc.	4.625%	7/15/23	840	836
	United Rentals North America Inc.	5.500%	7/15/25	1,025	999
[3]	USG Corp.	5.500%	3/1/25	263	267
	Vulcan Materials Co.	7.150%	11/30/37	220	232

	Communication (24.1%)
[3]	Altice Financing SA	6.625%	2/15/23	615	607
	Belo Corp.	7.250%	9/15/27	461	468
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.250%	3/15/21	250	259
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	6.500%	4/30/21	75	78
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.250%	9/30/22	365	368
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.125%	2/15/23	400	400
[3]	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.125%	5/1/23	2,990	2,990
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.750%	9/1/23	1,150	1,182
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.750%	1/15/24	145	149
[3]	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.375%	5/1/25	2,441	2,435
[3]	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.875%	5/1/27	745	741
[3]	CCO Safari II LLC	6.484%	10/23/45	1,341	1,350
[3]	CCOH Safari LLC	5.750%	2/15/26	1,450	1,454
[3]	Cequel Communications Holdings I
	LLC / Cequel Capital Corp.	5.125%	12/15/21	1,935	1,727
	CSC Holdings LLC	7.875%	2/15/18	370	389
	CSC Holdings LLC	7.625%	7/15/18	790	830
	CSC Holdings LLC	8.625%	2/15/19	895	953
	CSC Holdings LLC	6.750%	11/15/21	390	374
	DISH DBS Corp.	7.875%	9/1/19	795	864
	DISH DBS Corp.	6.750%	6/1/21	3,830	3,868
	DISH DBS Corp.	5.875%	7/15/22	3,405	3,171
	DISH DBS Corp.	5.000%	3/15/23	525	455
	DISH DBS Corp.	5.875%	11/15/24	245	217

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Embarq Corp.	7.995%	6/1/36	720	740
[3]	Frontier Communications Corp.	11.000%	9/15/25	2,030	2,017
	Gannett Co. Inc.	5.125%	7/15/20	1,995	2,070
[3]	Gannett Co. Inc.	4.875%	9/15/21	410	412
	Gannett Co. Inc.	6.375%	10/15/23	2,300	2,409
[3]	Gannett Co. Inc.	5.500%	9/15/24	65	65
	Hughes Satellite Systems Corp.	6.500%	6/15/19	2,769	2,984
	IAC/InterActiveCorp	4.875%	11/30/18	610	613
[3]	Inmarsat Finance plc	4.875%	5/15/22	1,115	1,087
	Intelsat Jackson Holdings SA	7.250%	4/1/19	1,260	1,156
	Intelsat Jackson Holdings SA	7.250%	10/15/20	3,470	3,019
	Intelsat Jackson Holdings SA	7.500%	4/1/21	620	539
	Lamar Media Corp.	5.875%	2/1/22	585	614
	Lamar Media Corp.	5.000%	5/1/23	1,070	1,085
	Level 3 Escrow II Inc.	5.375%	8/15/22	2,515	2,553
	Level 3 Financing Inc.	6.125%	1/15/21	130	135
	Level 3 Financing Inc.	5.625%	2/1/23	870	885
[3]	Level 3 Financing Inc.	5.125%	5/1/23	1,120	1,120
[3]	Level 3 Financing Inc.	5.375%	1/15/24	450	452
[3]	Level 3 Financing Inc.	5.375%	5/1/25	1,120	1,112
	Liberty Interactive LLC	8.500%	7/15/29	1,465	1,494
	Liberty Interactive LLC	8.250%	2/1/30	3,945	3,980
	MetroPCS Wireless Inc.	6.625%	11/15/20	2,035	2,099
	National CineMedia LLC	6.000%	4/15/22	1,095	1,136
[3]	NBCUniversal Enterprise Inc.	5.250%	3/29/49	1,940	2,055
[3]	Netflix Inc.	5.875%	2/15/25	2,245	2,301
[3]	Nielsen Finance LLC / Nielsen
	Finance Co.	5.000%	4/15/22	4,155	4,098
[3]	Numericable Group SA	4.875%	5/15/19	800	793
[3]	Numericable Group SA	6.000%	5/15/22	1,275	1,237
	Quebecor Media Inc.	5.750%	1/15/23	2,385	2,373
	Qwest Corp.	6.875%	9/15/33	481	465
	SBA Communications Corp.	5.625%	10/1/19	1,295	1,352
	SBA Communications Corp.	4.875%	7/15/22	1,545	1,522
	SBA Telecommunications Inc.	5.750%	7/15/20	1,151	1,204
[3]	Sirius XM Radio Inc.	4.250%	5/15/20	305	308
[3]	Sirius XM Radio Inc.	4.625%	5/15/23	390	379
[3]	Sirius XM Radio Inc.	6.000%	7/15/24	1,193	1,245
[3]	Sirius XM Radio Inc.	5.375%	4/15/25	382	383
[3]	Softbank Corp.	4.500%	4/15/20	5,125	5,099
	Sprint Corp.	7.250%	9/15/21	2,960	2,213
	Sprint Corp.	7.875%	9/15/23	2,095	1,566
	Sprint Corp.	7.125%	6/15/24	770	560
	Sprint Corp.	7.625%	2/15/25	835	616
[3]	Sprint Nextel Corp.	9.000%	11/15/18	3,185	3,344
[3]	Sprint Nextel Corp.	7.000%	3/1/20	3,820	3,839
	T-Mobile USA Inc.	6.633%	4/28/21	2,665	2,772
	T-Mobile USA Inc.	6.125%	1/15/22	330	339
	T-Mobile USA Inc.	6.731%	4/28/22	1,580	1,645
	T-Mobile USA Inc.	6.836%	4/28/23	90	93
	T-Mobile USA Inc.	6.500%	1/15/24	140	143
	Time Warner Cable Inc.	5.500%	9/1/41	1,500	1,357
[4,5] Tribune Company Bank Loan		3.750%	12/27/20	1,908	1,882
[3]	Tribune Media Co.	5.875%	7/15/22	2,300	2,294
[3]	Unitymedia Hessen GmbH & Co. KG /
	Unitymedia NRW GmbH	5.500%	1/15/23	1,190	1,187
[3]	Univision Communications Inc.	5.125%	5/15/23	550	531
[3]	Univision Communications Inc.	5.125%	2/15/25	3,920	3,724
[3]	UPCB Finance V Ltd.	7.250%	11/15/21	1,233	1,310
[3]	UPCB Finance VI Ltd.	6.875%	1/15/22	991	1,045
	Videotron Ltd.	5.000%	7/15/22	3,053	3,045
[3]	Videotron Ltd.	5.375%	6/15/24	260	261
[3]	Virgin Media Secured Finance plc	5.375%	4/15/21	1,157	1,194
[3]	Wind Acquisition Finance SA	4.750%	7/15/20	2,185	2,139
	Zayo Group LLC / Zayo Capital Inc.	6.000%	4/1/23	3,315	3,133
	Zayo Group LLC / Zayo Capital Inc.	6.375%	5/15/25	1,430	1,332

	Consumer Cyclical (7.0%)
[3]	Activision Blizzard Inc.	5.625%	9/15/21	1,455	1,513
[3]	Activision Blizzard Inc.	6.125%	9/15/23	1,555	1,648
	ADT Corp.	5.250%	3/15/20	300	315

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	ADT Corp.	6.250%	10/15/21	2,285	2,399
	ADT Corp.	4.125%	6/15/23	90	84
[3]	Carlson Travel Holdings Inc.	7.500%	8/15/19	525	517
[3]	Carlson Wagonlit BV	6.875%	6/15/19	2,440	2,504
[3]	Cedar Fair LP / Canada’s Wonderland
	Co. / MagnumManagement Corp.	5.375%	6/1/24	835	845
	Dana Holding Corp.	5.375%	9/15/21	557	554
	Dana Holding Corp.	5.500%	12/15/24	755	733
[4,5] Delta Alpha Topco Bank Loan		7.750%	7/29/22	1,650	1,521
	Group 1 Automotive Inc.	5.000%	6/1/22	580	575
[3]	Group 1 Automotive Inc.	5.250%	12/15/23	585	579
[4,5] Ion Media Networks Bank Loan		4.750%	12/18/20	1,420	1,391
	KB Home	4.750%	5/15/19	830	807
	KB Home	8.000%	3/15/20	120	130
	KB Home	7.000%	12/15/21	150	148
	KB Home	7.500%	9/15/22	215	214
	KB Home	7.625%	5/15/23	1,300	1,287
	L Brands Inc.	7.000%	5/1/20	485	548
	L Brands Inc.	6.625%	4/1/21	1,430	1,580
[4,5] La Quinta Intermediate Holdings LLC
	Bank Loan	3.750%	4/14/21	1,838	1,789
	Lennar Corp.	4.875%	12/15/23	625	621
	Neiman Marcus Group Inc.	7.125%	6/1/28	1,820	1,738
[3]	Netflix Inc.	5.500%	2/15/22	950	974
	Penske Automotive Group Inc.	5.750%	10/1/22	387	398
	Penske Automotive Group Inc.	5.375%	12/1/24	694	702
	Sally Holdings LLC / Sally Capital Inc.	5.750%	6/1/22	605	627
	Sally Holdings LLC / Sally Capital Inc.	5.625%	12/1/25	650	663
	Service Corp. International	8.000%	11/15/21	1,225	1,441
	Service Corp. International	5.375%	1/15/22	905	928
[3]	Shea Homes LP / Shea Homes
	Funding Corp.	5.875%	4/1/23	450	461
[3]	Shea Homes LP / Shea Homes
	Funding Corp.	6.125%	4/1/25	450	463
	Sonic Automotive Inc.	7.000%	7/15/22	30	32
	Sonic Automotive Inc.	5.000%	5/15/23	265	252
	Toll Brothers Finance Corp.	4.875%	11/15/25	295	290
	Wynn Las Vegas LLC / Wynn Las
	Vegas Capital Corp.	5.375%	3/15/22	3,105	2,965
[3]	ZF North America Capital Inc.	4.500%	4/29/22	470	461
[3]	ZF North America Capital Inc.	4.750%	4/29/25	1,725	1,643

	Consumer Noncyclical (11.8%)
[3]	Alere Inc.	6.375%	7/1/23	990	921
	Amsurg Corp.	5.625%	7/15/22	2,645	2,612
[3]	Aramark Services Inc.	5.125%	1/15/24	395	402
[3]	Capsugel SA	7.000%	5/15/19	1,495	1,461
	CHS/Community Health Systems Inc.	7.125%	7/15/20	1,060	1,055
	CHS/Community Health Systems Inc.	5.125%	8/1/21	525	522
	CHS/Community Health Systems Inc.	6.875%	2/1/22	4,720	4,466
[3]	Endo Finance LLC / Endo Finco Inc.	6.000%	2/1/25	2,175	2,148
[3]	Endo Finance LLC / Endo Ltd. / Endo
	Finco Inc.	6.000%	7/15/23	1,615	1,607
[3]	Envision Healthcare Corp.	5.125%	7/1/22	2,806	2,750
	ExamWorks Group Inc.	5.625%	4/15/23	450	447
[3]	Fresenius Medical Care US
	Finance Inc.	5.750%	2/15/21	720	770
	Grifols Worldwide Operations Ltd.	5.250%	4/1/22	510	513
	HCA Holdings Inc.	6.250%	2/15/21	1,020	1,074
	HCA Inc.	6.500%	2/15/20	3,875	4,224
	HCA Inc.	5.875%	3/15/22	1,850	1,956
	HCA Inc.	4.750%	5/1/23	2,100	2,079
	HCA Inc.	5.875%	5/1/23	300	306
	HCA Inc.	5.375%	2/1/25	505	497
	HCA Inc.	5.250%	4/15/25	1,500	1,511
	HCA Inc.	7.690%	6/15/25	130	141
[3]	Hologic Inc.	5.250%	7/15/22	45	46
[3]	Hypermarcas SA	6.500%	4/20/21	2,020	2,048
[3]	IMS Health Inc.	6.000%	11/1/20	3,136	3,222
	Kinetic Concepts Inc / KCI USA Inc	10.500%	11/1/18	2,300	2,242
[4,5] Lands’ End, Inc. Bank Loan		4.250%	3/12/21	3,124	2,655

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	LifePoint Hospitals Inc.	5.500%	12/1/21	1,340	1,360
[3]	MEDNAX Inc.	5.250%	12/1/23	580	584
[3]	MPH Acquisition Holdings LLC	6.625%	4/1/22	1,345	1,348
[4,5] MPH Acquisition Holdings LLC
	Bank Loan	3.750%	3/31/21	1,046	1,016
[3]	Quintiles Transnational Holdings Inc.	4.875%	5/15/23	750	754
[3]	Sterigenics-Nordion Holdings LLC	6.500%	5/15/23	1,500	1,442
[3]	Tempur Sealy International Inc.	5.625%	10/15/23	375	381
	Tenet Healthcare Corp.	6.250%	11/1/18	1,500	1,579
	Tenet Healthcare Corp.	5.000%	3/1/19	1,560	1,435
	Tenet Healthcare Corp.	5.500%	3/1/19	785	740
	Tenet Healthcare Corp.	4.750%	6/1/20	835	839
	Tenet Healthcare Corp.	4.500%	4/1/21	932	909
	Tenet Healthcare Corp.	4.375%	10/1/21	3,520	3,397
	Tenet Healthcare Corp.	8.125%	4/1/22	1,550	1,535
	THC Escrow Corp. II	6.750%	6/15/23	375	344
[3]	VRX Escrow Corp.	6.125%	4/15/25	2,669	2,389

	Energy (9.1%)
	AmeriGas Finance LLC / AmeriGas
	Finance Corp.	6.750%	5/20/20	1,190	1,154
	AmeriGas Finance LLC / AmeriGas
	Finance Corp.	7.000%	5/20/22	1,340	1,293
	Antero Resources Corp.	5.375%	11/1/21	715	572
	Antero Resources Corp.	5.125%	12/1/22	1,840	1,389
[3]	Antero Resources Corp.	5.625%	6/1/23	460	357
	Concho Resources Inc.	7.000%	1/15/21	1,032	1,022
	Concho Resources Inc.	6.500%	1/15/22	745	708
	Concho Resources Inc.	5.500%	10/1/22	2,440	2,245
	Concho Resources Inc.	5.500%	4/1/23	850	780
[3]	Crestwood Midstream Partners LP /
	Crestwood Midstream Finance Corp.	6.250%	4/1/23	1,170	813
[3]	DCP Midstream LLC	9.750%	3/15/19	450	459
[3]	DCP Midstream LLC	5.350%	3/15/20	335	287
	DCP Midstream Operating LP	2.700%	4/1/19	600	493
	DCP Midstream Operating LP	4.950%	4/1/22	1,436	1,146
	DCP Midstream Operating LP	3.875%	3/15/23	325	246
	DCP Midstream Operating LP	5.600%	4/1/44	875	532
	Energy Transfer Equity LP	7.500%	10/15/20	2,460	2,263
	Energy Transfer Equity LP	5.500%	6/1/27	2,430	1,822
	EP Energy LLC / Everest Acquisition
	Finance Inc.	9.375%	5/1/20	2,239	1,402
	EP Energy LLC / Everest Acquisition
	Finance Inc.	6.375%	6/15/23	700	352
	Ferrellgas LP / Ferrellgas Finance Corp. 6.500%		5/1/21	2,303	1,958
	Harvest Operations Corp.	6.875%	10/1/17	2,500	1,837
	Kinder Morgan Inc.	7.750%	1/15/32	740	702
	Laredo Petroleum Inc.	5.625%	1/15/22	1,555	1,345
	Laredo Petroleum Inc.	7.375%	5/1/22	510	469
	Laredo Petroleum Inc.	6.250%	3/15/23	1,705	1,466
	Matador Resources Co.	6.875%	4/15/23	860	800
[3]	MEG Energy Corp.	6.500%	3/15/21	496	352
[3]	MEG Energy Corp.	6.375%	1/30/23	850	586
[3]	MEG Energy Corp.	7.000%	3/31/24	1,439	1,022
[3]	MPLX LP	4.875%	12/1/24	1,410	1,263
[3]	MPLX LP	4.875%	6/1/25	2,685	2,394
	Newfield Exploration Co.	5.625%	7/1/24	600	498
	Noble Energy Inc.	5.625%	5/1/21	160	157
	Noble Energy Inc.	5.875%	6/1/22	1,615	1,520
	Noble Energy Inc.	5.875%	6/1/24	305	293
[3]	Paragon Offshore plc	6.750%	7/15/22	845	110
[3]	Paragon Offshore plc	7.250%	8/15/24	560	73
	QEP Resources Inc.	6.800%	3/1/20	220	200
	QEP Resources Inc.	6.875%	3/1/21	460	382
	QEP Resources Inc.	5.375%	10/1/22	235	168
	QEP Resources Inc.	5.250%	5/1/23	150	106
	Range Resources Corp.	5.750%	6/1/21	1,435	1,148
	Range Resources Corp.	5.000%	8/15/22	415	310
[3]	Rice Energy Inc.	7.250%	5/1/23	740	536
[3]	Seadrill Ltd.	6.125%	9/15/17	2,260	1,136
	SM Energy Co.	6.125%	11/15/22	725	537

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	SM Energy Co.	6.500%	1/1/23	75	55
	SM Energy Co.	5.000%	1/15/24	319	212
	SM Energy Co.	5.625%	6/1/25	481	320
[3]	Southern Star Central Corp.	5.125%	7/15/22	480	396
	Tesoro Corp.	5.125%	4/1/24	996	986
[3]	Tesoro Logistics LP / Tesoro Logistics
	Finance Corp.	5.500%	10/15/19	165	160
[3]	Tesoro Logistics LP / Tesoro Logistics
	Finance Corp.	6.250%	10/15/22	1,120	1,058
	Whiting Petroleum Corp.	5.750%	3/15/21	1,445	1,055
	Whiting Petroleum Corp.	6.250%	4/1/23	280	203
	WPX Energy Inc.	6.000%	1/15/22	956	681
	WPX Energy Inc.	5.250%	9/15/24	1,994	1,336

	Technology (10.0%)
[3]	Alcatel-Lucent USA Inc.	4.625%	7/1/17	200	205
[3]	Alcatel-Lucent USA Inc.	6.750%	11/15/20	900	949
	Alcatel-Lucent USA Inc.	6.450%	3/15/29	2,500	2,531
[3]	Audatex North America Inc.	6.000%	6/15/21	2,605	2,624
[3]	Audatex North America Inc.	6.125%	11/1/23	2,725	2,742
	CDW LLC / CDW Finance Corp.	6.000%	8/15/22	3,865	4,087
	CDW LLC / CDW Finance Corp.	5.000%	9/1/23	730	743
	CDW LLC / CDW Finance Corp.	5.500%	12/1/24	485	509
	Equinix Inc.	5.375%	4/1/23	680	694
[3]	First Data Corp.	6.750%	11/1/20	255	269
[3]	First Data Corp.	5.375%	8/15/23	2,265	2,279
[3]	First Data Corp.	7.000%	12/1/23	4,825	4,837
[3]	First Data Corp.	5.000%	1/15/24	1,500	1,492
[3]	First Data Corp.	5.750%	1/15/24	3,751	3,709
[4,5] First Data Corp. Bank Loan		3.917%	3/23/18	1,613	1,591
[4,5] First Data Corp. Bank Loan		4.168%	7/8/22	1,190	1,173
	Flextronics International Ltd.	4.625%	2/15/20	585	605
	Flextronics International Ltd.	5.000%	2/15/23	665	672
[3]	Freescale Semiconductor Inc.	5.000%	5/15/21	1,720	1,763
[3]	Freescale Semiconductor Inc.	6.000%	1/15/22	725	758
[3]	Infor Software Parent LLC	7.125%	5/1/21	445	323
[3]	Infor US Inc.	6.500%	5/15/22	3,045	2,581
[3,7] Iron Mountain Europe plc		6.125%	9/15/22	755	1,140
	Iron Mountain Inc.	5.750%	8/15/24	825	796
[3]	MSCI Inc.	5.250%	11/15/24	150	152
[3]	MSCI Inc.	5.750%	8/15/25	1,560	1,599
	NCR Corp.	4.625%	2/15/21	2,375	2,274
	Nokia Oyj	6.625%	5/15/39	1,500	1,535
[3]	NXP BV / NXP Funding LLC	3.750%	6/1/18	1,190	1,196
[3]	NXP BV / NXP Funding LLC	4.125%	6/15/20	545	545
[3]	NXP BV / NXP Funding LLC	4.625%	6/15/22	650	639
[3]	NXP BV / NXP Funding LLC	5.750%	3/15/23	255	263
[3]	Open Text Corp.	5.625%	1/15/23	970	955
[3]	Sensata Technologies BV	5.625%	11/1/24	70	71
[3]	Sensata Technologies BV	5.000%	10/1/25	1,500	1,447
[3]	Sensata Technologies UK Financing
	Co. plc	6.250%	2/15/26	1,520	1,581
[3]	SS&C Technologies Holdings Inc.	5.875%	7/15/23	620	639

	Transportation (1.4%)
[3]	Avis Budget Car Rental LLC / Avis
	Budget Finance Inc.	5.125%	6/1/22	1,370	1,353
[2]	Continental Airlines 2007-1 Class B
	Pass Through Trust	6.903%	4/19/22	431	446
	Hertz Corp.	4.250%	4/1/18	390	393
	Hertz Corp.	6.750%	4/15/19	2,000	2,045
	Hertz Corp.	5.875%	10/15/20	660	682
	Hertz Corp.	7.375%	1/15/21	2,230	2,311
389,224

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Utilities (3.7%)
Electric (3.7%)
AES Corp.	8.000%	6/1/20	815	897
AES Corp.	4.875%	5/15/23	600	522
AES Corp.	5.500%	3/15/24	3,706	3,308
[3] Calpine Corp.	6.000%	1/15/22	500	514
Calpine Corp.	5.375%	1/15/23	1,025	912
[3] Calpine Corp.	5.875%	1/15/24	285	292
Calpine Corp.	5.750%	1/15/25	3,800	3,334
Dynegy Inc.	7.375%	11/1/22	2,045	1,774
Dynegy Inc.	5.875%	6/1/23	1,215	978
Dynegy Inc.	7.625%	11/1/24	1,610	1,377
GenOn Energy Inc.	7.875%	6/15/17	575	506
GenOn Energy Inc.	9.500%	10/15/18	1,800	1,449
GenOn Energy Inc.	9.875%	10/15/20	745	555
NRG Energy Inc.	7.875%	5/15/21	190	179
NRG Energy Inc.	6.250%	7/15/22	1,544	1,339
NRG Energy Inc.	6.625%	3/15/23	300	261
NRG Energy Inc.	6.250%	5/1/24	1,416	1,189
				19,386
Total Corporate Bonds (Cost $511,266)				479,809

			Shares
Preferred Stocks (0.5%)
Hartford Financial Services
Group Inc. Pfd. (Cost $1,997)	7.875%		79,900	2,514
Other (0.0%)
* MediaNews Group Inc.
Warrants Exp. 03/19/2017
(Cost $778)			2,084	19
Temporary Cash Investments (3.9%)

			Face
Amount
			($000)
Repurchase Agreement (2.7%)
Bank of America Securities, LLC
(Dated 12/31/15, Repurchase Value
$14,300,000, collateralized by
Government National Mortgage
Assn. 3.500%, 3/20/45, with a
value of $14,586,000)	0.300%	1/4/16	14,300	14,300

U.S. Government and Agency Obligations (1.2%)
United States Treasury Bill	0.085%	1/7/16	6,000	6,000
Total Temporary Cash Investments (Cost $20,300)				20,300
Total Investments (98.7%) (Cost $545,823)				514,109

Vanguard High Yield Bond Portfolio

Amount
($000)
Other Assets and Liabilities (1.3%)
Other Assets
Investment in Vanguard	47
Receivables for Investment Securities Sold	4,079
Receivables for Accrued Income	7,544
Receivables for Capital Shares Issued	76
Other Assets	250
Total Other Assets	11,996
Liabilities
Payables for Investment Securities Purchased	(4,079)
Payables to Investment Advisor	(81)
Payables for Capital Shares Redeemed	(398)
Payables to Vanguard	(902)
Other Liabilities	(14)
Total Liabilities	(5,474)
Net Assets (100%)
Applicable to 68,593,248 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	520,631
Net Asset Value Per Share	$7.59

At December 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	524,547
Undistributed Net Investment Income	28,155
Accumulated Net Realized Losses	(369)
Unrealized Appreciation (Depreciation)
Investment Securities	(31,714)
Swap Contracts	(51)
Forward Currency Contracts	64
Foreign Currencies	(1)
Net Assets	520,631

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Securities with a value of $423,000 have been segregated as initial margin for open cleared swap contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the aggregate value of these securities was $177,358,000, representing 34.1% of net assets.
4 Adjustable-rate security.
5 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At December 31, 2015, the aggregate value of these securities was $14,572,000, representing 2.8% of net assets.
6 Face amount denominated in euro.
7 Face amount denominated in British pounds.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard High Yield Bond Portfolio

Statement of Operations

Year Ended
December 31, 2015
($000)
Investment Income
Income
Dividends	308
Interest	30,570
Total Income	30,878
Expenses
Investment Advisory Fees—Note B	326
The Vanguard Group—Note C
Management and Administrative	1,019
Marketing and Distribution	105
Custodian Fees	16
Auditing Fees	35
Shareholders’ Reports	14
Trustees’ Fees and Expenses	1
Total Expenses	1,516
Net Investment Income	29,362
Realized Net Gain (Loss)
Investment Securities Sold	(265)
Swap Contracts	(4)
Foreign Currencies and
Forward Currency Contracts	15
Realized Net Gain (Loss)	(254)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(37,885)
Swap Contracts	(51)
Foreign Currencies and
Forward Currency Contracts	11
Change in Unrealized Appreciation
(Depreciation)	(37,925)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(8,817)

Statement of Changes in Net Assets

	Year Ended December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	29,362	28,464
Realized Net Gain (Loss)	(254)	9,170
Change in Unrealized Appreciation (Depreciation)	(37,925)	(14,918)
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,817)	22,716
Distributions
Net Investment Income	(27,866)	(29,274)
Realized Capital Gain[1]	(856)	—
Total Distributions	(28,722)	(29,274)
Capital Share Transactions
Issued	98,465	103,818
Issued in Lieu of Cash Distributions	28,722	29,274
Redeemed	(102,606)	(101,695)
Net Increase (Decrease) from Capital Share Transactions	24,581	31,397
Total Increase (Decrease)	(12,958)	24,839
Net Assets
Beginning of Period	533,589	508,750
End of Period[2]	520,631	533,589

1 Includes fiscal 2015 short-term gain distributions totaling $0. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $28,155,000 and $26,701,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard High Yield Bond Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.14	$8.24	$8.33	$7.72	$7.78
Investment Operations
Net Investment Income	.427	.416	.458	.420	.516
Net Realized and Unrealized Gain (Loss)
on Investments	(.541)	(.061)	(.108)	.641	.004
Total from Investment Operations	(.114)	.355	.350	1.061	.520
Distributions
Dividends from Net Investment Income	(.423)	(.455)	(.440)	(.451)	(.580)
Distributions from Realized Capital Gains	(.013)	—	—	—	—
Total Distributions	(.436)	(.455)	(.440)	(.451)	(.580)
Net Asset Value, End of Period	$7.59	$8.14	$8.24	$8.33	$7.72

Total Return	-1.58%	4.40%	4.35%	14.30%	6.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$521	$534	$509	$546	$397
Ratio of Total Expenses to Average Net Assets	0.28%	0.29%	0.29%	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets	5.41%	5.24%	5.51%	6.10%	6.85%
Portfolio Turnover Rate	38%	35%	37%	29%	37%

Notes to Financial Statements

Vanguard High Yield Bond Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in

Vanguard High Yield Bond Portfolio

the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended December 31, 2015, the portfolio’s average investment in forward currency contracts represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio

Vanguard High Yield Bond Portfolio

may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The portfolio enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the portfolio trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended December 31, 2015, the portfolio’s average amounts of investments in credit protection sold and credit protection purchased represented less than 1% and 0% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period.

5. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

6. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

8. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2015, or at any time during the period then ended.

Vanguard High Yield Bond Portfolio

9. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company llp provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2015, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2015, the portfolio had contributed to Vanguard capital in the amount of $47,000, representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	9,534	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,933	—
Corporate Bonds	—	479,809	—
Preferred Stocks	—	2,514	—
Other	—	—	19
Temporary Cash Investments	—	20,300	—
Swap Assets[1]	1	—	—
Forward Currency Contracts—Assets	—	64	—
Total	1	514,154	19
1 Represents variation margin on the last day of the reporting period.

E. At December 31, 2015, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Foreign
	Exchange	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	64	1	65
Other Liabilities	—	—	—

Vanguard High Yield Bond Portfolio

	Foreign
	Exchange	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Forward Currency Contracts	10	—	10
Swap Contracts	—	(4)	(4)
Realized Net Gain (Loss) on Derivatives	10	(4)	6

Change in Unrealized Appreciation (Depreciation) on Derivatives
Forward Currency Contracts	10	—	10
Swap Contracts	—	(51)	(51)
Change in Unrealized Appreciation (Depreciation) on Derivatives	10	(51)	(41)

At December 31, 2015, the fund had the following open swap contracts:

Centrally Cleared Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold
CDX-HYS-25-V1-5Y1	12/20/20	CME	3,220	(87)	5.000	(51)
CME—Chicago Mercantile Exchange.
1 High Yield Credit Default Swap Index—Version 25.

At December 31, 2015, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Bank of America N.A.	1/29/16	USD	5,519	EUR	5,028	51
JP Morgan Chase Bank N.A.	1/29/16	USD	1,149	GBP	771	13
						64
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2015, the portfolio realized net foreign currency losses of $71,000 (including gains and losses on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized gains of $29,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at December 31, 2015, the portfolio had $28,858,000 of ordinary income available for distribution. The portfolio had available capital losses totaling $167,000 that may be carried forward indefinitely to offset future net capital gains.

Vanguard High Yield Bond Portfolio

At December 31, 2015, the cost of investment securities for tax purposes was $545,823,000. Net unrealized depreciation of investment securities for tax purposes was $31,714,000, consisting of unrealized gains of $6,388,000 on securities that had risen in value since their purchase and $38,102,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2015, the portfolio purchased $199,792,000 of investment securities and sold $182,338,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $0 and $8,153,000, respectively.

H. Capital shares issued and redeemed were:

	Year Ended December 31
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	12,410	12,663
Issued in Lieu of Cash Distributions	3,659	3,659
Redeemed	(13,025)	(12,508)
Net Increase (Decrease) in Shares Outstanding	3,044	3,814

At December 31, 2015, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 58% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to December 31, 2015, that would require recognition or disclosure in these financial statements.

Vanguard High Yield Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of High Yield Bond Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Yield Bond Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 11, 2016

Special 2015 tax information (unaudited) for corporate shareholders only for Vanguard High
Yield Bond Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2015, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $856,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

Vanguard High Yield Bond Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Yield Bond Portfolio	6/30/2015	12/31/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$965.65	$1.44
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.74	1.48

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Vanguard® International Portfolio

Advisors’ Report

For the year ended December 31, 2015, Vanguard International Portfolio returned –0.77%, ahead of the –5.66% return of its benchmark index and the –1.55% average return of peer funds. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio is managed by three independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also prepared a discussion of the investment environment that existed during 2015 and its effect on the portfolio’s positioning. These reports were prepared on January 14, 2016.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

James K. Anderson, Head of Global Equities

Kave Sigaroudinia, Head of EAFE Alpha Research

As we reflect on 2015 and look ahead, we do so with optimism. The world is changing at a remarkable pace, driven by technological progress and innovation. We believe we own a lot of the companies that are well placed to prosper from these changes and have identified other research themes that we would like to explore in more depth. As growth investors with long time horizons, that excites us.

Such optimism has not been reflected in international equity returns over the past year. Market angst in the summer over Greece’s standoff with its creditors and a slowing of China’s growth led markets sharply lower, including many of our holdings. That many of these holdings have since recovered most of the ground lost has been less newsworthy, but it reminds us of the importance of patience when investing over the long term. While volatile markets can feel uncomfortable, they also offer opportunities, and we have been adding on weakness to holdings with appealing long-term growth characteristics.

Some of the dominant themes within our portion of the portfolio were well-represented in the leading contributors to performance over the year. Amazon and Tencent continue to drive forward the shift to internet-based commerce, while a relatively recent holding, Zalando, the German-based online fashion retailer, is rapidly developing its active, and increasingly mobile, customer base in Europe. Several of our health care holdings, such as Celltrion, Christian Hansen, Novo Nordisk, M3, and Genmab, a recent purchase, also appreciated strongly. The most significant weakness came from our European bank holdings and from Rolls-Royce, which has suffered a difficult year, with weakness in its marine, military, and civil aerospace divisions.

We have continued to invest in companies where change is driving growth. This has included several unlisted companies, such as music streaming service Spotify and Indian e-commerce site Flipkart, and two American growth companies we believe to be globally important, with no close parallels in international markets: Tesla and Illumina. We also took a new holding in Ctrip, a leader in the Chinese travel market. To fund these new investments we sold several holdings where our expectation of future growth is waning, including Sandvik, James Hardie, and Meggitt, and several of our banks with exposure to emerging markets: Credicorp and Garanti.

Total Returns
		Ten Years Ended
		December 31, 2015
	Year Ended	Average
December 31, 2015		Annual Return
Vanguard International Portfolio	-0.77%	4.92%
Spliced International Index[1]	-5.66	1.79
Variable Insurance International Funds Average[2]	-1.55	3.18

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		International
	Portfolio	Funds Average
International Portfolio	0.46%	0.96%

1 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the International Portfolio’s expense ratio was 0.40%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard International Portfolio

Schroder Investment Management North America Inc.

Portfolio Manager: Simon Webber, CFA

International equity markets struggled in a year characterized by concerns about global growth and downward revisions to corporate earnings. Stock selection was the main driver of returns in our portion of the portfolio, with sector and regional allocation also contributing positively.

The best-performing stocks of the last 12 months have been scarce organic growers with good cash-flow conversion. We benefited from several such holdings, including Check Point Software, Essilor, Lonza, Capita, SAP, AIA, Assa Abloy, and Reckitt Benckiser. All remain core holdings. When global prospects finally turn upward, this part of the market is likely to be a source of funds for companies that are more cyclical, but there is little tangible evidence of that inflection point so far.

Within cyclical areas of the market, we have had a strong preference for consumer and industrial holdings and have taken a much more cautious approach to energy and commodity stocks, where prices continue to decline. With the severe pressure on high-yield credit markets since August 2015, we expect to see a more rapid rationalization of capacity in energy and mining to the benefit of the stronger players, though the next few quarters are likely to be painful.

Hitachi weighed on our relative performance. We had expected management to continue proactive reform and restructuring of its cost base, but benefits from Abenomics (Prime Minister Shinzo Abe’s aggressive stimulus program) appear to have allowed a lack of management urgency to creep back in, and we sold our position.

We increased our holdings of Chinese online services companies such as JD.com, Tencent, and Alibaba, where growth is strong. These stocks will benefit further from the Chinese economy’s transition toward a more consumption-led growth model.

Looking forward, the backdrop for equities in aggregate remains challenging, and the macroeconomic environment is uncertain. It is therefore particularly relevant to take a selective approach to investing.

We are focused on finding opportunities where the market has either overlooked or underestimated companies’ potential to deliver earnings growth. For example, we are very focused on innovation as a driver of returns in 2016. Our emphasis here is on companies that are committed to finding new, interesting, and sustainable ways to grow their businesses.

M&G Investment Management Limited

Portfolio Manager: Charles Anniss, CFA

The past year was one of increasing uncertainty, volatility, and divergence. It started with a surge of investor ebullience following the introduction of a new quantitative-easing program by the European Central Bank (ECB), accommodative policy from other major central banks, and a stabilization of oil prices. But markets became overshadowed by the Greek debt crisis and, more drastically, the evident slowdown in China and extreme volatility in its stock markets. Reduced Chinese demand put extreme pressure on the materials sector, while a supply glut helped lead the price of oil to fresh lows.

Near year-end, the ECB cut deposit rates and extended its quantitative-easing program to March 2017; then the U.S. Federal Reserve raised interest rates for the first time in nearly a decade. While investors remained relatively sanguine following the Fed’s action, the ECB’s stimulus measures fell short of market expectations. This, combined with continued weakness in China, concerns over global growth, and ongoing feebleness in commodity prices, helped to drive further risk aversion and end 2015 on a sour note.

Vanguard International Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	59	1,327 Uses a bottom-up, stock-driven approach to select
			stocks that it believes have above-average growth
			rates and trade at reasonable prices.
Schroder Investment	24	536	Uses fundamental research to identify high-quality
Management			companies in developed and emerging markets that
North America Inc.			it believes have above-average growth potential.
M&G Investment	14	324	Uses a long-term, bottom-up investment approach
Management Limited that focuses on identifying the stocks of under
			appreciated, quality companies that it believes will
			deliver high returns and have the potential for growth.
Cash Investments	3	66 These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard International Portfolio

At a broad-market level, there were declines across sectors, except health care and consumer staples, where our overweight positions proved beneficial. However, our relative performance was largely driven by stock-picking in the consumer discretionary and industrial sectors. In industrials, two of our strongest performers were Airbus Group, the European aerospace giant, which we were pleased to see recovering from a period of weak performance in 2014, and MISUMI, an engineering components distributor that was aided by particularly buoyant markets in Japan. This positive sentiment was also reflected in the share price of another of our best performers, Japanese insurer Tokio Marine, whose agreement to acquire HCC Insurance Holdings in a move to build on its U.S. business was generally well-received.

Our top performer for the year was a consumer business, Germany-listed sportswear manufacturer adidas. It had a solid year of operational success, punctuated by robust top-line growth, with investor sentiment further boosted by a restructuring of its golf division and an increase in U.S. marketing activities.

On the downside, energy and materials were extremely weak, as were emerging markets, and this was reflected in our biggest laggards. These included metals and mining firm First Quantum Minerals and global pipeline coating company ShawCor, both Canadian businesses that suffered among the general malaise in their sectors.

In emerging markets, our bank holdings were particularly lackluster, namely Banco Bradesco in Brazil, one of the worst-performing countries for the year, and Kasikornbank in Thailand. Standard Chartered, a U.K.-listed company with the majority of its operations focused in Asia, also detracted.

We added three new positions: Japan Tobacco and ResMed, a global manufacturer of equipment to treat respiratory conditions, in the first half of the year, and AIA, a high-quality Hong Kong-listed pan-Asian life insurance company. We also closed several positions where we had lost confidence in the investment case, including Brazilian oil company Petroleo Brasileiro (Petrobras), Taiwanese chip maker Mediatek, Canadian miner Dominion Diamond, and Switzerland’s Zurich Insurance.

Vanguard International Portfolio

Portfolio Profile
As of December 31, 2015

Portfolio Characteristics
		Comparative
	Portfolio	Index[1]
Number of Stocks	169	1,850
Turnover Rate	23%	—
Expense Ratio[2]	0.46%	—
Short-Term Reserves	0.5%	—

Volatility Measures
	Portfolio Versus
	Comparative Index[1]
R-Squared		0.93
Beta		1.07

Sector Diversification (% of equity exposure)
		Comparative
	Portfolio	Index[1]
Consumer Discretionary	22.8%	12.1%
Consumer Staples	6.6	10.8
Energy	2.0	5.9
Financials	20.7	27.1
Health Care	9.6	9.6
Industrials	10.2	11.2
Information Technology	18.2	8.2
Materials	4.2	6.4
Other	2.5	0.0
Telecommunication Services	3.1	5.2
Utilities	0.1	3.5

Ten Largest Holdings[3] (% of total net assets)

Tencent Holdings Ltd.	Internet Software
	& Services	3.7%
Industria de Diseno
Textil SA	Apparel Retail	3.4
AIA Group Ltd.	Life & Health
	Insurance	3.4
Baidu Inc. ADR	Internet Software
	& Services	3.4
Amazon.com Inc.	Internet Retail	3.0
Alibaba Group	Internet Software
Holding Ltd. ADR	& Services	2.8
Fiat Chrysler	Automobile
Automobiles NV	Manufacturers	2.5
SoftBank Group Corp.	Wireless
	Telecommunication
	Services	2.0
ARM Holdings plc	Semiconductors	1.8
Rolls-Royce Holdings plc	Aerospace
	& Defense	1.7
Top Ten		27.7%

Allocation by Region

Market Diversification (% of equity exposure)
		Comparative
	Portfolio[4]	Index[1]
Europe
United Kingdom	13.6%	14.3%
Germany	8.0	6.7
Spain	5.6	2.3
Sweden	5.6	2.1
France	4.8	7.2
Switzerland	4.4	6.9
Italy	3.9	1.7
Denmark	2.1	1.4
Netherlands	1.4	2.1
Norway	1.3	0.4
Ireland	1.2	0.3
Other European Markets	0.8	2.1
Subtotal	52.7%	47.5%
Pacific
Japan	11.2%	17.1%
Hong Kong	5.0	2.3
South Korea	2.2	3.2
Other Pacific Markets	1.1	6.1
Subtotal	19.5%	28.7%
Emerging Markets
China	12.5%	5.5%
India	2.4	1.8
Other Emerging Markets	3.3	9.8
Subtotal	18.2%	17.1%
North America
United States	7.2%	0.0%
Canada	1.4	5.9
Subtotal	8.6%	5.9%
Middle East
Israel	1.0%	0.6%
Other	0.0%	0.2%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI All Country World Index ex USA.
2 The expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the International Portfolio’s expense ratio was 0.40%.
3 The holdings listed exclude any temporary cash investments and equity index products.
4 Market percentages exclude currency contracts held by the portfolio.

Vanguard International Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2005–December 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2015			of a $10,000
	One Year	Five Years	Ten Years	Investment
International Portfolio	-0.77%	3.60%	4.92%	$16,167
Spliced International Index[1]	-5.66	1.06	1.79	11,945
Variable Insurance International
Funds Average[2]	-1.55	2.90	3.18	13,674
MSCI All Country World Index ex USA	-5.66	1.06	2.92	13,338

Fiscal-Year Total Returns (%): December 31, 2005–December 31, 2015

International Portfolio
Spliced International Index[1]

1 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard International Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (96.9%)[1]
Australia (0.6%)
Brambles Ltd.	727,941	6,096
Orica Ltd.	434,103	4,864
Amcor Ltd.	269,655	2,620
		13,580
Brazil (0.4%)
Raia Drogasil SA	439,586	3,934
Banco Bradesco SA
Preference Shares	601,414	2,910
BM&FBovespa SA - Bolsa
de Valores Mercadorias
e Futuros	990,200	2,707
* Banco Bradesco SA
Preference Shares Rights
Exp. 02/05/2016	19,700	10
		9,561
Canada (1.4%)
Toronto-Dominion Bank	421,953	16,540
Bank of Nova Scotia	124,822	5,049
Suncor Energy Inc.	156,060	4,029
ShawCor Ltd.	146,886	2,980
First Quantum Minerals
Ltd.	631,761	2,365
		30,963
China (12.4%)
Tencent Holdings Ltd.	4,274,900	83,702
* Baidu Inc. ADR	403,200	76,221
* Alibaba Group Holding Ltd.
ADR	784,351	63,744
New Oriental Education
& Technology Group Inc.
ADR	557,300	17,483
* JD.com Inc. ADR	371,234	11,978
*,2 China Internet Plus
Holdings Ltd.	2,083,522	8,042
China Pacific Insurance
Group Co. Ltd.	1,618,600	6,624
Mindray Medical
International Ltd. ADR	183,450	4,975
* Ctrip.com International Ltd.
ADR	80,591	3,734
CNOOC Ltd.	3,506,000	3,649
		280,152
Denmark (2.1%)
Novozymes A/S	354,441	16,970
Chr Hansen Holding A/S	163,100	10,202
* Genmab A/S	73,621	9,789
Novo Nordisk A/S Class B	166,939	9,666
		46,627
Finland (0.3%)
Nokia Oyj	1,008,820	7,137

		Market
		Value•
	Shares	($000)
France (4.4%)
L’Oreal SA	105,858	17,806
Essilor International SA	129,313	16,117
Kering	89,975	15,383
Sanofi	99,216	8,455
Airbus Group SE	119,807	8,073
Societe Generale SA	162,984	7,511
Schneider Electric SE	124,054	7,047
^ Publicis Groupe SA	98,302	6,537
TOTAL SA	127,648	5,723
Accor SA	118,371	5,127
Safran SA	34,481	2,369
		100,148
Germany (7.7%)
*,3 Zalando SE	647,616	25,577
SAP SE	305,020	24,204
Fresenius Medical Care
AG & Co. KGaA	189,422	15,918
BASF SE	183,791	14,001
Bayerische Motoren
Werke AG	112,005	11,800
Bayer AG	78,248	9,773
adidas AG	91,865	8,916
^,*,3Rocket Internet SE	278,557	8,486
*,2 Home 24AG	2,691	7,444
HeidelbergCement AG	89,614	7,303
Continental AG	29,916	7,237
GEA Group AG	169,070	6,831
MTU Aero Engines AG	69,000	6,725
*,2 HelloFresh	249,150	5,640
Deutsche Bank AG	177,891	4,320
* MorphoSys AG	67,732	4,215
*,2 CureVac GmbH	1,452	3,369
^,* AIXTRON SE	274,000	1,216
Bayer AG (London Shares)	889	111
		173,086
Hong Kong (5.0%)
AIA Group Ltd.	12,849,800	76,779
Hong Kong Exchanges
and Clearing Ltd.	503,560	12,828
Jardine Matheson
Holdings Ltd.	227,251	11,005
Techtronic Industries
Co. Ltd.	1,801,000	7,291
Hang Lung Properties
Ltd.	1,822,000	4,128
		112,031
India (2.4%)
Housing Development
Finance Corp. Ltd.	863,800	16,429
Idea Cellular Ltd.	4,660,884	10,086
HDFC Bank Ltd.	457,216	7,467
Zee Entertainment
Enterprises Ltd.	992,887	6,545

		Market
		Value•
	Shares	($000)
*,2 ANI Technologies	142	6,005
*,2,3 Flipkart G Series	37,575	5,143
*,2,3 Flipkart H Series	16,044	2,282
		53,957
Indonesia (0.2%)
Bank Mandiri Persero
Tbk PT	5,834,800	3,874

Ireland (1.2%)
Kerry Group plc Class A	185,846	15,377
* Bank of Ireland	32,956,683	12,068
Kerry Group plc Class A
(London Shares)	2,735	228
		27,673
Israel (1.0%)
* Check Point Software
Technologies Ltd.	174,247	14,180
Teva Pharmaceutical
Industries Ltd. ADR	119,209	7,825
		22,005
Italy (3.8%)
* Fiat Chrysler Automobiles
NV	4,048,246	56,222
EXOR SPA	331,840	15,061
UniCredit SPA	1,737,136	9,604
Intesa Sanpaolo SPA
(Registered)	1,607,334	5,338
		86,225
Japan (10.3%)
SoftBank Group Corp.	907,100	45,782
SMC Corp.	122,400	31,791
Rakuten Inc.	2,248,700	25,900
M3 Inc.	901,600	18,694
Sumitomo Mitsui Financial
Group Inc.	376,300	14,202
^ Bridgestone Corp.	370,000	12,691
Tokio Marine Holdings Inc.	261,600	10,104
Toyota Motor Corp.	146,800	9,040
^ Japan Tobacco Inc.	233,800	8,584
Sekisui Chemical Co. Ltd.	615,000	8,030
Kubota Corp.	501,000	7,740
Astellas Pharma Inc.	530,500	7,552
MISUMI Group Inc.	513,000	7,086
ORIX Corp.	384,500	5,394
SBI Holdings Inc.	477,700	5,155
Suzuki Motor Corp.	164,200	4,989
Keyence Corp.	6,700	3,682
FANUC Corp.	20,400	3,515
Suntory Beverage
& Food Ltd.	72,000	3,152
		233,083
Luxembourg (0.3%)
*,2 Spotify Technology SA	2,961	6,599

Mexico (0.2%)
Grupo Financiero Banorte
SAB de CV	983,362	5,420

Netherlands (1.4%)
ASML Holding NV	202,511	17,994
ING Groep NV	561,069	7,591
Akzo Nobel NV	75,830	5,067
		30,652

Vanguard International Portfolio

		Market
		Value•
	Shares	($000)
Norway (1.3%)
Statoil ASA	760,633	10,608
Schibsted ASA Class A	214,063	7,038
* Schibsted ASA Class B	214,063	6,813
DNB ASA	301,777	3,718
		28,177
Other (0.6%)
[4] Vanguard FTSE All-World
ex-US ETF	298,796	12,971

Portugal (0.2%)
Jeronimo Martins SGPS SA	343,323	4,467

Russia (0.6%)
Magnit PJSC GDR	329,132	13,235

Singapore (0.2%)
DBS Group Holdings Ltd.	465,311	5,453

South Africa (0.2%)
Sasol Ltd.	145,368	3,925

South Korea (2.2%)
NAVER Corp.	31,273	17,439
^,* Celltrion Inc.	215,478	15,373
Samsung Electronics Co.
Ltd.	6,493	6,925
Hankook Tire Co. Ltd.	148,777	5,934
Hyundai Motor Co.	22,888	2,887
		48,558
Spain (5.5%)
Industria de Diseno Textil
SA	2,261,342	77,687
Banco Popular Espanol
SA	8,637,220	28,459
Distribuidora Internacional
de Alimentacion SA	1,433,395	8,454
Banco Bilbao Vizcaya
Argentaria SA	736,308	5,380
Banco Santander SA	728,564	3,584
		123,564
Sweden (5.5%)
* Svenska Handelsbanken
AB Class A	2,703,555	35,907
Investment AB Kinnevik	1,100,606	33,900
Atlas Copco AB Class A	1,258,070	30,854
* Assa Abloy AB Class B	440,319	9,217
^ Elekta AB Class B	920,856	7,824
Alfa Laval AB	393,219	7,179
		124,881
Switzerland (4.4%)
Nestle SA	356,478	26,463
Roche Holding AG	85,659	23,737
Syngenta AG	35,879	14,043
Cie Financiere Richemont
SA	190,704	13,649
Novartis AG	95,823	8,243
LafargeHolcim Ltd.	124,800	6,249
Lonza Group AG	38,176	6,209
		98,593

		Market
		Value•
	Shares	($000)
Taiwan (0.7%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	3,703,000	15,976

Thailand (0.4%)
Kasikornbank PCL	1,617,800	6,725
Kasikornbank PCL
(Foreign)	778,500	3,231
		9,956
Turkey (0.6%)
BIM Birlesik Magazalar AS	821,182	14,455

United Kingdom (12.5%)
ARM Holdings plc	2,720,737	41,470
Rolls-Royce Holdings plc	4,563,908	38,658
Prudential plc	1,230,840	27,730
HSBC Holdings plc	1,983,398	15,657
Carnival plc	216,484	12,332
Standard Chartered plc	1,467,103	12,173
Vodafone Group plc	3,282,871	10,646
Royal Dutch Shell plc
Class A	459,173	10,472
Aggreko plc	729,423	9,819
Reckitt Benckiser Group
plc	90,821	8,403
Unilever plc	191,201	8,201
Capita plc	457,243	8,136
Diageo plc	293,677	8,020
BHP Billiton plc	655,830	7,314
Lloyds Banking Group plc	6,765,159	7,279
Inchcape plc	618,335	7,134
Burberry Group plc	374,315	6,586
Ultra Electronics Holdings
plc	217,000	6,319
^,* Ocado Group plc	1,403,300	6,270
*,2 Skyscanner	41,148	6,192
G4S plc	1,821,898	6,052
Intertek Group plc	147,843	6,048
Spectris plc	208,096	5,523
WPP plc	204,969	4,715
		281,149
United States (6.9%)
* Amazon.com Inc.	100,571	67,975
* Illumina Inc.	144,375	27,712
^,* Tesla Motors Inc.	114,445	27,468
MercadoLibre Inc.	151,400	17,311
Samsonite International
SA	2,966,000	8,889
ResMed Inc.	118,794	6,378
		155,733
Total Common Stocks
(Cost $1,991,927)		2,183,866

		Market
		Value•
	Shares	($000)
Preferred Stocks (0.2%)
*,2 You & Mr. Jones
(Cost $5,200)	5,200,000	5,200
Temporary Cash Investments (4.9%)[1]
Money Market Fund (4.4%)
[5,6] Vanguard Market Liquidity
Fund, 0.363%	98,834,493	98,834

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.5%)
[7,8] Federal Home Loan
Bank Discount Notes,
0.225%, 2/12/16	2,000	1,999
[7,8] Federal Home Loan
Bank Discount Notes,
0.315%, 3/2/16	700	700
[7] Federal Home Loan
Bank Discount Notes,
0.245%, 4/20/16	4,000	3,995
[7,8] Federal Home Loan
Bank Discount Notes,
0.290%, 4/29/16	2,000	1,997
United States Treasury Bill,
0.370%-0.386%, 5/26/16	1,800	1,797
		10,488
Total Temporary Cash Investments
(Cost $109,326)		109,322
Total Investments (102.0%)
(Cost $2,106,453)		2,298,388

Vanguard International Portfolio

Amount
($000)
Other Assets and Liabilities (-2.0%)
Other Assets
Investment in Vanguard	204
Receivables for Investment Securities Sold	130
Receivables for Accrued Income	3,988
Receivables for Capital Shares Issued	256
Other Assets	812
Total Other Assets	5,390
Liabilities
Payables for Investment Securities
Purchased	(347)
Collateral for Securities on Loan	(43,224)
Payables to Investment Advisor	(1,063)
Payables for Capital Shares Redeemed	(1,638)
Payables to Vanguard	(3,339)
Other Liabilities	(1,063)
Total Liabilities	(50,674)
Net Assets (100%)
Applicable to 113,766,819 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,253,104
Net Asset Value Per Share	$19.80

At December 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	1,997,192
Undistributed Net Investment Income	27,955
Accumulated Net Realized Gains	35,345
Unrealized Appreciation (Depreciation)
Investment Securities	191,935
Futures Contracts	1,083
Forward Currency Contracts	(105)
Foreign Currencies	(301)
Net Assets	2,253,104

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $41,180,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.4% and 2.4%, respectively, of net assets.
2 Restricted securities totaling $55,916,000, representing 2.5% of net assets.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the aggregate value of these securities was $41,488,000, representing 1.8% of net assets.
4 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $43,224,000 of collateral received for securities on loan.
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
8 Securities with a value of $3,696,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard International Portfolio

Statement of Operations

Year Ended
December 31, 2015
($000)
Investment Income
Income
Dividends[1,2]	39,322
Interest [2]	150
Securities Lending	2,000
Total Income	41,472
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,501
Performance Adjustment	745
The Vanguard Group—Note C
Management and Administrative	4,343
Marketing and Distribution	354
Custodian Fees	369
Auditing Fees	44
Shareholders’ Reports	36
Trustees’ Fees and Expenses	3
Total Expenses	9,395
Net Investment Income	32,077
Realized Net Gain (Loss)
Investment Securities Sold [2]	41,603
Futures Contracts	(1,474)
Foreign Currencies and Forward
Currency Contracts	(4,159)
Realized Net Gain (Loss)	35,970
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(96,275)
Futures Contracts	(1,579)
Foreign Currencies and Forward
Currency Contracts	999
Change in Unrealized Appreciation
(Depreciation)	(96,855)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(28,808)

1 Dividends are net of foreign withholding taxes of $2,284,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $131,000, $137,000, and $0, respectively.

Statement of Changes in Net Assets

	Year Ended December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	32,077	42,606
Realized Net Gain (Loss)	35,970	106,981
Change in Unrealized Appreciation (Depreciation)	(96,855)	(289,337)
Net Increase (Decrease) in Net Assets Resulting from Operations	(28,808)	(139,750)
Distributions
Net Investment Income	(42,431)	(32,280)
Realized Capital Gain	(34,854)	—
Total Distributions	(77,285)	(32,280)
Capital Share Transactions
Issued	430,123	298,546
Issued in Lieu of Cash Distributions	77,285	32,280
Redeemed	(350,922)	(240,402)
Net Increase (Decrease) from Capital Share Transactions	156,486	90,424
Total Increase (Decrease)	50,393	(81,606)
Net Assets
Beginning of Period	2,202,711	2,284,317
End of Period[1]	2,253,104	2,202,711
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $27,955,000 and $38,962,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard International Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$20.63	$22.28	$18.35	$15.58	$18.29
Investment Operations
Net Investment Income	.278	.401[1]	.301	.324	.352
Net Realized and Unrealized Gain (Loss)
on Investments	(.394)	(1.736)	3.909	2.792	(2.782)
Total from Investment Operations	(.116)	(1.335)	4.210	3.116	(2.430)
Distributions
Dividends from Net Investment Income	(.392)	(.315)	(.280)	(.346)	(.280)
Distributions from Realized Capital Gains	(.322)	—	—	—	—
Total Distributions	(.714)	(.315)	(.280)	(.346)	(.280)
Net Asset Value, End of Period	$19.80	$20.63	$22.28	$18.35	$15.58

Total Return	-0.77%	-6.05%	23.26%	20.14%	-13.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,253	$2,203	$2,284	$1,754	$1,507
Ratio of Total Expenses to Average Net Assets[2]	0.40%	0.46%	0.47%	0.49%	0.51%
Ratio of Net Investment Income to
Average Net Assets	1.37%	1.89%[1]	1.63%	1.89%	1.97%
Portfolio Turnover Rate	23%	24%	22%	29%	33%

1 Net investment income per share and the ratio of net investment income to average net assets include $.061 and 0.28%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
2 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.03%, 0.04%, and 0.04%.

Notes to Financial Statements

Vanguard International Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix

Vanguard International Portfolio

system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The portfolio enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended December 31, 2015, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The portfolio’s average investment in forward currency contracts represented 4% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

Vanguard International Portfolio

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2015, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Limited each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Limited are subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding three years.

Vanguard manages the cash reserves of the portfolio as described below.

For the year ended December 31, 2015, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio’s average net assets, before a net increase of $745,000 (0.03%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Vanguard International Portfolio

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2015, the portfolio had contributed to Vanguard capital in the amount of $204,000, representing 0.01% of the portfolio’s net assets and 0.08% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	183,227	18,450	—
Common Stocks—Other	213,111	1,718,362	50,716
Preferred Stocks	—	—	5,200
Temporary Cash Investments	98,834	10,488	—
Futures Contracts—Liabilities[1]	(113)	—	—
Forward Currency Contracts—Assets	—	609	—
Forward Currency Contracts—Liabilities	—	(714)	—
Total	495,059	1,747,195	55,916
1 Represents variation margin on the last day of the reporting period.

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the portfolio in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended December 31, 2015. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

Investments in
Common Stocks and
Preferred Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of December 31, 2014	4,500
Purchases	51,393
Change in Unrealized Appreciation (Depreciation)	23
Balance as of December 31, 2015	55,916
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2015, was $23,000.

Vanguard International Portfolio

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of December 31, 2015:

	Fair Value
Security Type	($000)	Valuation Technique	Unobservable Input	Amount
Common Stocks	50,716	Market Approach	Purchase Price	$42,287.373
			Purchase Price	2,766.369
			Purchase Price	2,320.071
			Purchase Price	2,228.610
			Purchase Price	150.472
			Purchase Price	142.240
			Recent Market Transaction	136.870
			Purchase Price	22.637
			Purchase Price	3.860
Preferred Stocks	5,200	Market Approach	Purchase Price	1.000

Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement.

E. At December 31, 2015, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	609	609
Other Liabilities	(113)	(714)	(827)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2015, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(1,474)	—	(1,474)
Forward Currency Contracts	—	(3,506)	(3,506)
Realized Net Gain (Loss) on Derivatives	(1,474)	(3,506)	(4,980)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(1,579)	—	(1,579)
Forward Currency Contracts	—	1,052	1,052
Change in Unrealized Appreciation (Depreciation) on Derivatives	(1,579)	1,052	(527)

At December 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	March 2016	553	19,716	383
Topix Index	March 2016	124	15,952	(423)
FTSE 100 Index	March 2016	148	13,520	633
S&P ASX 200 Index	March 2016	73	6,980	490
				1,083

Unrealized appreciation (depreciation) on open Dow Jones EURO STOXX 50 Index and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

Vanguard International Portfolio

At December 31, 2015, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	3/23/16	EUR	17,807	USD	19,695	(302)
Bank of America, N.A.	3/15/16	JPY	2,394,096	USD	19,467	489
Bank of America, N.A.	3/23/16	GBP	8,745	USD	13,249	(355)
Citibank, N.A.	3/22/16	AUD	8,922	USD	6,372	103
BNP Paribas	3/15/16	JPY	84,364	USD	686	17
BNP Paribas	3/15/16	USD	4,050	JPY	492,640	(57)
						(105)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2015, the portfolio realized net foreign currency losses of $653,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at December 31, 2015, the portfolio had $30,898,000 of ordinary income and $36,399,000 of long-term capital gains available for distribution.

At December 31, 2015, the cost of investment securities for tax purposes was $2,106,453,000. Net unrealized appreciation of investment securities for tax purposes was $191,935,000, consisting of unrealized gains of $420,261,000 on securities that had risen in value since their purchase and $228,326,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2015, the portfolio purchased $644,570,000 of investment securities and sold $503,196,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	20,336	13,861
Issued in Lieu of Cash Distributions	3,671	1,495
Redeemed	(17,013)	(11,123)
Net Increase (Decrease) in Shares Outstanding	6,994	4,233

At December 31, 2015, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 38% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to December 31, 2015, that would require recognition or disclosure in these financial statements.

Vanguard International Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of International Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 11, 2016

Special 2015 tax information (unaudited) for corporate shareholders only for Vanguard
International Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2015, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $34,854,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The portfolio designates to shareholders foreign source income of $33,556,000 and foreign taxes paid of $2,354,000.

Vanguard International Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Portfolio	6/30/2015	12/31/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$929.58	$1.95
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.19	2.04

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Vanguard® Mid-Cap Index Portfolio

U.S. stocks registered a very small gain in 2015 as volatility affected markets worldwide. Stocks of midsize and small companies didn’t keep pace with those of larger companies. Vanguard Mid-Cap Index Portfolio returned –1.43% for the fiscal year ended December 31, 2015, in line with its target index and 2 percentage points better than the average return of peers.

Please note that the portfolio returns in the table below shows the returns of your portfolio and its comparative standards for the past year. For additional perspective, we also present their annualized returns for the past ten years. Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Energy stocks continued to decline; bright spots included health care
Vanguard Mid-Cap Index Portfolio offers investors broad exposure to the hundreds of mid-capitalization stocks in the U.S. equity market. The portfolio’s performance was notably hurt by oil and gas stocks, which returned about –29% over the period. High production levels from some leading oil-producing countries and concerns about slower growth in China, the world’s largest oil importer, fueled the decline. Natural gas prices also dropped, though not as dramatically. The vast majority of companies engaged in exploration, production, and services suffered.

The basic materials sector, which sank about –13%, detracted as commodity prices fell along with those of oil. Metals and mining firms posted the poorest results, but chemical companies, the largest subsector, also struggled. The industrials (–3%) and utilities (–9%) sectors also declined.

Consumer services stocks, which made up one of the largest sectors on average, returned –2% as some specialty retailers and media companies recorded modest losses.

There were bright spots. The consumer goods sector benefited from increased consumer spending, returning 15%. Strong showings came from beverage and household goods companies.

Health care stocks climbed about 10% as favorable long-term demographic and economic trends continued to lift the sector. Mid-cap biotechnology and health care equipment firms posted double-digit returns.

Financials, one of the portfolio’s largest sectors on average during the period, returned 3%. Strength in REITs (real estate investment trusts) and insurance companies more than compensated for sizable losses among consumer finance firms.

Technology returned about 2%. Gains in the computer services and semiconductors segments were partially offset by losses in computer hardware.

The portfolio’s long-term record reflects expertise and low costs
Vanguard Mid-Cap Index Portfolio generated an average annual return of 7.80% for the ten years ended December 31, 2015. The portfolio met its objective of closely tracking its benchmark index and exceeded the average returns of its peers by almost a full percentage point.

Vanguard Equity Investment Group, the advisor overseeing the portfolio, has a long record of successfully tracking indexes. This wasn’t easy to do during the extreme market volatility that accompanied the financial crisis of 2008–2009. The advisor was helped by the portfolio’s low expenses—a key factor in increasing any investor’s chance of success.

Total Returns
		Ten Years Ended
		December 31, 2015
	Year Ended	Average
	December 31, 2015	Annual Return
Vanguard Mid-Cap Index Portfolio	-1.43%	7.80%
Spliced Mid Cap Index[1]	-1.28	7.94
Variable Insurance Mid-Cap Core Funds Average[2]	-3.44	6.94

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios3
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Mid-Cap Core
	Portfolio	Funds Average
Mid-Cap Index Portfolio	0.24%	0.80%

1 MSCI US Mid Cap 450 Index through January 30, 2013; CRSP US Mid Cap Index thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the portfolio’s expense ratio was 0.19%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard Mid-Cap Index Portfolio

Portfolio Profile

As of December 31, 2015

Portfolio Characteristics

		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	361	362	3,960
Median Market Cap $10.8B		$10.8B	$51.4B
Price/Earnings Ratio	26.1x	25.8x	21.9x
Price/Book Ratio	2.6x	2.6x	2.7x
Yield[3]	1.3%	1.6%	2.1%
Return on Equity	15.6%	15.2%	17.2%
Earnings Growth Rate	11.6%	11.6%	9.5%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	23%	—	—
Expense Ratio[4]	0.24%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Spliced Target Index[5]	Broad Index[2]
R-Squared	1.00	0.94
Beta	1.00	0.99

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Basic Materials	4.1%	4.0%	2.3%
Consumer Goods	14.5	14.5	10.3
Consumer Services	13.9	13.9	14.2
Financials	19.5	19.6	19.5
Health Care	8.8	8.8	14.0
Industrials	16.8	16.8	12.2
Oil & Gas	4.9	4.9	5.9
Technology	11.5	11.5	16.4
Telecommunications	1.2	1.2	2.2
Utilities	4.8	4.8	3.0

Ten Largest Holdings[6] (% of total net assets)

Ross Stores Inc.	Apparel Retailers	0.7%
Fiserv Inc.	Financial
	Administration	0.7
Electronic Arts Inc.	Toys	0.7
Roper Technologies Inc.	Electronic
	Equipment	0.6
Equinix Inc.	Specialty REITs	0.6
Cerner Corp.	Software	0.6
ConAgra Foods Inc.	Food Products	0.6
Incyte Corp.	Biotechnology	0.6
Royal Caribbean Cruises	Recreational
Ltd.	Services	0.6
Hartford Financial
Services Group Inc.	Full Line Insurance	0.6
Top Ten		6.3%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 CRSP US Mid Cap Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the Mid-Cap Index Portfolio’s expense ratio was 0.19%.
5 Spliced Mid-Cap Index: MSCI US Mid Cap 450 Index through January 30, 2013; CRSP US Mid Cap Index thereafter.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Mid-Cap Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2005–December 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2015			of a $10,000
	One Year	Five Years	Ten Years	Investment
Mid-Cap Index Portfolio	-1.43%	11.38%	7.80%	$21,190
Spliced Mid-Cap Index[1]	-1.28	11.58	7.94	21,467
Variable Insurance Mid-Cap Core
Funds Average[2]	-3.44	9.51	6.94	19,562
Dow Jones U.S. Total Stock Market
Float Adjusted Index	0.44	12.14	7.48	20,563

Fiscal Year Total Returns (%): December 31, 2005–December 31, 2015

Mid-Cap Index Portfolio
Spliced Mid-Cap Index[1]

1 MSCI US Mid Cap 450 Index through January 30, 2013; CRSP US Mid Cap Index thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Mid-Cap Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Basic Materials (4.0%)
	Alcoa Inc.	582,640	5,751
	Celanese Corp. Class A	65,291	4,396
	International Flavors &
	Fragrances Inc.	35,733	4,275
	Eastman Chemical Co.	62,837	4,242
	Newmont Mining Corp.	235,333	4,234
	CF Industries Holdings Inc.	103,730	4,233
	Airgas Inc.	28,877	3,994
	Freeport-McMoRan Inc.	514,093	3,480
*	WR Grace & Co.	31,467	3,134
	Ashland Inc.	29,789	3,059
	Albemarle Corp.	49,664	2,782
	Avery Dennison Corp.	40,512	2,538
	FMC Corp.	59,112	2,313
	Mosaic Co.	70,445	1,944
	Reliance Steel &
	Aluminum Co.	30,056	1,741
*	Axalta Coating Systems Ltd.	63,145	1,683
	Westlake Chemical Corp.	17,402	945
	Huntsman Corp.	45,995	523
			55,267
Consumer Goods (14.5%)
*	Electronic Arts Inc.	131,329	9,025
	ConAgra Foods Inc.	192,514	8,116
	Dr Pepper Snapple
	Group Inc.	84,066	7,835
	Clorox Co.	57,447	7,286
	Tyson Foods Inc. Class A	131,502	7,013
	JM Smucker Co.	53,248	6,568
*	Under Armour Inc. Class A	80,120	6,459
	Molson Coors Brewing Co.
	Class B	65,274	6,131
	Genuine Parts Co.	63,752	5,476
	Delphi Automotive plc	62,361	5,346
*	Jarden Corp.	93,115	5,319
*	Mohawk Industries Inc.	27,979	5,299
	Newell Rubbermaid Inc.	118,807	5,237
	Hanesbrands Inc.	174,252	5,128
	Whirlpool Corp.	34,837	5,117
	DR Horton Inc.	155,809	4,991
	Church & Dwight Co. Inc.	58,351	4,953
	Hormel Foods Corp.	58,917	4,659
	Keurig Green Mountain Inc.	49,747	4,476
	Coca-Cola Enterprises Inc.	90,856	4,474
	Snap-on Inc.	25,871	4,435
	Bunge Ltd.	63,420	4,330
	BorgWarner Inc.	99,708	4,310
	McCormick & Co. Inc.	49,210	4,210
	Mattel Inc.	150,986	4,102
	Lear Corp.	33,381	4,100
	Coach Inc.	123,439	4,040
	Harley-Davidson Inc.	85,345	3,874
	Lennar Corp. Class A	79,048	3,866
*	LKQ Corp.	122,355	3,625
	Hasbro Inc.	49,970	3,366
*	Michael Kors Holdings Ltd.	77,790	3,116

			Market
			Value•
		Shares	($000)
	Harman International
	Industries Inc.	31,527	2,970
	Ralph Lauren Corp. Class A	26,087	2,908
	PVH Corp.	36,747	2,706
*	NVR Inc.	1,643	2,700
	Leucadia National Corp.	144,125	2,506
*	WABCO Holdings Inc.	24,312	2,486
	PulteGroup Inc.	138,823	2,474
	Polaris Industries Inc.	27,506	2,364
*	lululemon athletica Inc.	43,628	2,289
*	Edgewell Personal Care Co.	27,476	2,153
	Goodyear Tire & Rubber Co.	59,410	1,941
*	WhiteWave Foods Co.
	Class A	39,077	1,521
*,^ Fitbit Inc. Class A		26,045	771
	Pilgrim’s Pride Corp.	28,122	621
	Coty Inc. Class A	22,436	575
	Lennar Corp. Class B	4,820	194
			197,461
Consumer Services (13.9%)
	Ross Stores Inc.	181,488	9,766
	Royal Caribbean Cruises Ltd.	78,358	7,931
*	Dollar Tree Inc.	99,225	7,662
	Nielsen Holdings plc	146,899	6,845
*	Chipotle Mexican Grill Inc.
	Class A	13,875	6,658
	Expedia Inc.	51,819	6,441
*,^ Charter Communications Inc.
	Class A	32,453	5,942
	Tractor Supply Co.	59,769	5,110
*	Ulta Salon Cosmetics &
	Fragrance Inc.	27,054	5,005
	Marriott International Inc.
	Class A	74,388	4,987
*	United Continental
	Holdings Inc.	84,961	4,868
*	CarMax Inc.	90,199	4,868
	Advance Auto Parts Inc.	30,994	4,665
*	MGM Resorts International	200,507	4,555
	Alaska Air Group Inc.	56,175	4,523
	AmerisourceBergen Corp.
	Class A	43,509	4,512
	Dollar General Corp.	62,321	4,479
	Signet Jewelers Ltd.	35,413	4,380
*	TripAdvisor Inc.	49,708	4,238
	Interpublic Group of
	Cos. Inc.	180,750	4,208
*	Norwegian Cruise Line
	Holdings Ltd.	70,944	4,157
	Kohl’s Corp.	86,581	4,124
	H&R Block Inc.	122,935	4,095
	Foot Locker Inc.	62,047	4,039
	Best Buy Co. Inc.	130,309	3,968
	Wyndham Worldwide Corp.	51,645	3,752
	Tiffany & Co.	48,482	3,699
*	IHS Inc. Class A	30,359	3,595
*	Bed Bath & Beyond Inc.	70,578	3,405
	Darden Restaurants Inc.	51,036	3,248

			Market
			Value•
		Shares	($000)
	Aramark	100,687	3,247
	Nordstrom Inc.	62,809	3,128
	News Corp. Class A	221,653	2,961
*	Discovery
	Communications Inc.	116,053	2,927
	FactSet Research
	Systems Inc.	17,555	2,854
	Staples Inc.	286,329	2,712
*	Liberty Interactive Corp.
	QVC Group Class A	98,268	2,685
	Whole Foods Market Inc.	75,396	2,526
	Wynn Resorts Ltd.	35,992	2,490
*	Hertz Global Holdings Inc.	166,853	2,374
	Williams-Sonoma Inc.	36,136	2,111
*	AutoNation Inc.	34,171	2,039
	Scripps Networks
	Interactive Inc. Class A	33,487	1,849
*	Rite Aid Corp.	231,218	1,813
*	Discovery Communications
	Inc. Class A	66,129	1,764
	Gap Inc.	49,424	1,221
*	Hyatt Hotels Corp. Class A	12,224	575
			189,001
Financials (19.6%)
	Equinix Inc.	27,382	8,280
	Hartford Financial Services
	Group Inc.	182,167	7,917
	M&T Bank Corp.	63,999	7,755
	Moody’s Corp.	74,780	7,503
	Essex Property Trust Inc.	29,373	7,032
	Citizens Financial Group Inc.	234,714	6,147
	Equifax Inc.	52,735	5,873
	Principal Financial Group Inc.	130,256	5,859
	Realty Income Corp.	111,007	5,731
	Macerich Co.	70,471	5,686
	AvalonBay Communities Inc.	30,477	5,612
	Regions Financial Corp.	580,636	5,574
	Lincoln National Corp.	110,146	5,536
	Welltower Inc.	78,711	5,355
*	Markel Corp.	5,903	5,214
	XL Group plc Class A	132,490	5,191
	SL Green Realty Corp.	44,365	5,012
	Digital Realty Trust Inc.	65,136	4,926
	KeyCorp	371,532	4,901
	Kimco Realty Corp.	174,677	4,622
	Extra Space Storage Inc.	52,248	4,609
	Federal Realty Investment
	Trust	30,758	4,494
	UDR Inc.	116,608	4,381
*	CBRE Group Inc. Class A	126,411	4,371
	First Republic Bank	64,487	4,260
	Cincinnati Financial Corp.	69,127	4,090
	FNF Group	117,033	4,058
	Western Union Co.	224,809	4,026
	Annaly Capital
	Management Inc.	421,570	3,954
	Huntington Bancshares Inc.	354,372	3,919
*	E*TRADE Financial Corp.	130,333	3,863

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
*	Affiliated Managers
	Group Inc.	23,926	3,822
	Plum Creek Timber Co. Inc.	77,218	3,685
	Unum Group	108,285	3,605
*	Arch Capital Group Ltd.	51,643	3,602
*	Ally Financial Inc.	192,862	3,595
	CIT Group Inc.	89,402	3,549
	Voya Financial Inc.	95,791	3,536
	Willis Group Holdings plc	72,154	3,505
	SEI Investments Co.	65,834	3,450
	New York Community
	Bancorp Inc.	204,965	3,345
	Raymond James
	Financial Inc.	57,372	3,326
	Comerica Inc.	78,187	3,271
	Jones Lang LaSalle Inc.	20,118	3,216
	VEREIT Inc.	402,528	3,188
	Torchmark Corp.	52,153	2,981
	Nasdaq Inc.	51,206	2,979
	MSCI Inc. Class A	41,163	2,969
	Camden Property Trust	38,419	2,949
	Alexandria Real Estate
	Equities Inc.	32,066	2,897
	PartnerRe Ltd.	19,216	2,685
	American Capital Agency
	Corp.	154,143	2,673
	Everest Re Group Ltd.	14,318	2,621
	Lazard Ltd. Class A	57,453	2,586
	Reinsurance Group of
	America Inc. Class A	29,267	2,504
	Zions Bancorporation	90,393	2,468
*	Realogy Holdings Corp.	64,791	2,376
	Axis Capital Holdings Ltd.	40,442	2,274
	Iron Mountain Inc.	83,974	2,268
	WR Berkley Corp.	41,221	2,257
	People’s United
	Financial Inc.	138,017	2,229
	Brixmor Property Group Inc.	85,747	2,214
	Legg Mason Inc.	47,511	1,864
	Navient Corp.	160,023	1,832
*	Alleghany Corp.	3,261	1,559
*	LendingClub Corp.	125,223	1,384
	Assurant Inc.	14,464	1,165
^	LPL Financial Holdings Inc.	17,837	761
*	Santander Consumer USA
	Holdings Inc.	47,338	750
			267,691
Health Care (8.8%)
*	Incyte Corp.	74,467	8,076
*	Edwards Lifesciences Corp.	95,938	7,577
*	BioMarin Pharmaceutical Inc.	71,736	7,515
	CR Bard Inc.	32,933	6,239
*	Endo International plc	100,779	6,170
*	Henry Schein Inc.	36,888	5,835
*	Laboratory Corp. of
	America Holdings	45,050	5,570
*	Boston Scientific Corp.	299,140	5,516
*	Alkermes plc	66,742	5,298
*	DaVita HealthCare
	Partners Inc.	75,161	5,239
	Universal Health Services
	Inc. Class B	40,626	4,854
*	Waters Corp.	34,367	4,625
	Quest Diagnostics Inc.	63,851	4,542
*	Hologic Inc.	113,274	4,383
*	Mallinckrodt plc	51,663	3,856
	DENTSPLY International Inc.	62,267	3,789
*	Jazz Pharmaceuticals plc	26,027	3,658
*	Medivation Inc.	72,442	3,502
*	Varian Medical Systems Inc.	43,125	3,485

			Market
			Value•
		Shares	($000)
	ResMed Inc.	62,158	3,337
*	Alnylam Pharmaceuticals Inc.	31,907	3,004
*	IDEXX Laboratories Inc.	40,260	2,936
	Cooper Cos. Inc.	21,633	2,903
*	Quintiles Transnational
	Holdings Inc.	35,686	2,450
*	Envision Healthcare
	Holdings Inc.	82,587	2,145
	Patterson Cos. Inc.	38,708	1,750
*	Centene Corp.	25,043	1,648
*	Intercept
	Pharmaceuticals Inc.	3,475	519
			120,421
Industrials (16.8%)
*	Fiserv Inc.	101,644	9,296
	Roper Technologies Inc.	44,923	8,526
	Fidelity National Information
	Services Inc.	125,530	7,607
	Amphenol Corp. Class A	137,158	7,164
*	Alliance Data Systems Corp.	25,824	7,142
	AMETEK Inc.	105,815	5,671
	Vulcan Materials Co.	59,340	5,636
*	FleetCor Technologies Inc.	38,947	5,567
	Rockwell Collins Inc.	58,490	5,399
	WestRock Co.	116,461	5,313
*	Verisk Analytics Inc. Class A	67,869	5,218
*	TransDigm Group Inc.	22,691	5,184
	WW Grainger Inc.	25,131	5,091
	Fastenal Co.	122,417	4,997
	Textron Inc.	109,550	4,602
	Xerox Corp.	427,736	4,547
*	Stericycle Inc.	37,648	4,540
	Acuity Brands Inc.	19,407	4,537
	Ball Corp.	60,698	4,415
	Masco Corp.	149,694	4,236
	Dover Corp.	68,963	4,228
*	Mettler-Toledo
	International Inc.	12,176	4,129
	Martin Marietta
	Materials Inc.	29,446	4,022
	Pentair plc	80,256	3,975
	Towers Watson & Co.
	Class A	30,919	3,972
	CH Robinson Worldwide Inc.	63,970	3,967
	Fortune Brands Home &
	Security Inc.	71,123	3,947
	Sealed Air Corp.	87,857	3,918
	L-3 Communications
	Holdings Inc.	31,422	3,755
	Expeditors International of
	Washington Inc.	82,953	3,741
	Total System Services Inc.	73,726	3,672
	Kansas City Southern	48,581	3,628
	Cintas Corp.	38,494	3,505
*	Sensata Technologies
	Holding NV	75,750	3,489
*	Vantiv Inc. Class A	69,551	3,298
*	Crown Holdings Inc.	61,669	3,127
*	United Rentals Inc.	41,365	3,001
	JB Hunt Transport
	Services Inc.	40,842	2,996
	Fluor Corp.	63,020	2,976
	Xylem Inc.	79,840	2,914
	Wabtec Corp.	40,554	2,884
	ManpowerGroup Inc.	32,813	2,766
	Robert Half International Inc.	56,145	2,647
	Avnet Inc.	58,783	2,518
	Flowserve Corp.	58,232	2,450
	ADT Corp.	73,427	2,422
*	Trimble Navigation Ltd.	110,672	2,374

			Market
			Value•
		Shares	($000)
*	Hubbell Inc. Class B	23,258	2,350
	Owens Corning	49,284	2,318
	Macquarie Infrastructure
	Corp.	31,835	2,311
*	Jacobs Engineering
	Group Inc.	54,538	2,288
*	Arrow Electronics Inc.	42,084	2,280
	B/E Aerospace Inc.	46,161	1,956
	Global Payments Inc.	28,696	1,851
	Allison Transmission
	Holdings Inc.	67,918	1,758
	FLIR Systems Inc.	62,467	1,753
	Chicago Bridge & Iron
	Co. NV	41,569	1,621
*	First Data Corp. Class A	79,531	1,274
	Donaldson Co. Inc.	29,295	840
	AGCO Corp.	15,931	723
*	Quanta Services Inc.	33,732	683
*	Colfax Corp.	19,174	448
			229,463
Oil & Gas (4.9%)
	Tesoro Corp.	53,547	5,642
*	Cameron International Corp.	84,971	5,370
*	Concho Resources Inc.	57,485	5,338
	Marathon Oil Corp.	301,235	3,793
	Cimarex Energy Co.	42,147	3,767
	EQT Corp.	67,931	3,541
	Columbia Pipeline
	Group Inc.	173,149	3,463
*	Cheniere Energy Inc.	89,324	3,327
	Cabot Oil & Gas Corp.	184,151	3,258
	HollyFrontier Corp.	81,405	3,247
*	FMC Technologies Inc.	101,474	2,944
*	Weatherford
	International plc	346,596	2,908
*	Antero Resources Corp.	116,366	2,537
	Helmerich & Payne Inc.	45,279	2,425
	OGE Energy Corp.	88,903	2,337
	Core Laboratories NV	18,867	2,052
	Transocean Ltd.	152,618	1,890
	Range Resources Corp.	71,627	1,763
	Oceaneering
	International Inc.	43,214	1,621
	Murphy Oil Corp.	72,078	1,618
	Energen Corp.	35,155	1,441
	Ensco plc Class A	51,940	799
*	Southwestern Energy Co.	84,843	603
^	Chesapeake Energy Corp.	132,204	595
			66,279
Technology (11.5%)
*	Cerner Corp.	136,963	8,241
	NVIDIA Corp.	227,300	7,492
	SanDisk Corp.	89,212	6,779
*	Red Hat Inc.	81,294	6,732
	Skyworks Solutions Inc.	85,053	6,535
*	Palo Alto Networks Inc.	36,332	6,399
*	Autodesk Inc.	100,627	6,131
*	ServiceNow Inc.	67,186	5,816
	Lam Research Corp.	70,488	5,598
	Xilinx Inc.	114,367	5,372
*	Citrix Systems Inc.	64,992	4,917
	Seagate Technology plc	133,013	4,876
	Harris Corp.	55,426	4,816
	Maxim Integrated
	Products Inc.	126,467	4,806
	KLA-Tencor Corp.	69,286	4,805
	Linear Technology Corp.	106,375	4,518
	Juniper Networks Inc.	163,099	4,502
	Microchip Technology Inc.	85,855	3,996
*	Akamai Technologies Inc.	75,207	3,958

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
*	Workday Inc. Class A	49,429	3,938
*	VeriSign Inc.	41,990	3,668
*	ANSYS Inc.	39,584	3,661
	NetApp Inc.	131,230	3,482
*	Splunk Inc.	57,186	3,363
*	Qorvo Inc.	62,872	3,200
*	Gartner Inc.	35,107	3,184
*	Synopsys Inc.	69,437	3,167
*	F5 Networks Inc.	31,434	3,048
	Western Digital Corp.	48,703	2,925
*	Nuance
	Communications Inc.	110,291	2,194
	Garmin Ltd.	50,476	1,876
	CSRA Inc.	60,479	1,814
	CDK Global Inc.	35,267	1,674
	Marvell Technology
	Group Ltd.	182,598	1,610
*	NetSuite Inc.	17,628	1,492
*	IMS Health Holdings Inc.	57,890	1,474
*	Tableau Software Inc.
	Class A	11,681	1,101
	Computer Sciences Corp.	30,779	1,006
*	Teradata Corp.	29,366	776
*	Premier Inc. Class A	19,332	682
*	FireEye Inc.	31,855	661
*	Rackspace Hosting Inc.	25,195	638
			156,923
Telecommunications (1.2%)
*	Level 3
	Communications Inc.	126,793	6,892
*	SBA Communications Corp.
	Class A	56,101	5,895
	Frontier Communications
	Corp.	519,709	2,427
*	Zayo Group Holdings Inc.	21,435	570
			15,784
Utilities (4.8%)
	Eversource Energy	141,107	7,206
	WEC Energy Group Inc.	140,399	7,204
	DTE Energy Co.	79,694	6,391
	American Water Works
	Co. Inc.	79,846	4,771
	Ameren Corp.	108,000	4,669
	CMS Energy Corp.	123,605	4,460
	SCANA Corp.	57,257	3,463
	CenterPoint Energy Inc.	181,854	3,339
	Pinnacle West Capital Corp.	49,069	3,164
	Alliant Energy Corp.	50,473	3,152
	Pepco Holdings Inc.	112,121	2,916
	AES Corp.	299,302	2,864
	NiSource Inc.	140,949	2,750
	Entergy Corp.	39,495	2,700
*	Calpine Corp.	158,767	2,297
	ONEOK Inc.	92,581	2,283
	NRG Energy Inc.	69,356	816
	National Fuel Gas Co.	17,724	758
*	Avangrid Inc.	13,617	523
			65,726
Total Common Stocks
(Cost $1,137,129)			1,364,016

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.5%)
Money Market Fund (0.5%)
[1,2] Vanguard Market Liquidity
Fund, 0.363%	6,334,286	6,334

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
United States Treasury
Note/Bond, 0.375%, 5/31/16 200		200
Total Temporary Cash Investments
(Cost $6,534)		6,534
Total Investments (100.5%)
(Cost $1,143,663)		1,370,550

		Amount
		($000)
Other Assets and Liabilities (-0.5%)
Other Assets
Investment in Vanguard		123
Receivables for Accrued Income		1,759
Receivables for Capital Shares Issued		664
Total Other Assets		2,546
Liabilities
Payables for Investment Securities Purchased (21)
Collateral for Securities on Loan		(5,998)
Payables for Capital Shares Redeemed		(1,765)
Payables to Vanguard		(1,327)
Other Liabilities		(595)
Total Liabilities		(9,706)
Net Assets (100%)
Applicable to 65,664,190 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,363,390
Net Asset Value Per Share $20.76

At December 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	1,024,602
Undistributed Net Investment Income	17,489
Accumulated Net Realized Gains	94,412
Unrealized Appreciation (Depreciation)	226,887
Net Assets	1,363,390

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $5,785,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $5,998,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Mid-Cap Index Portfolio

Statement of Operations

Year Ended
December 31, 2015
($000)
Investment Income
Income
Dividends	21,435
Interest[1]	7
Securities Lending	310
Total Income	21,752
Expenses
The Vanguard Group—Note B
Investment Advisory Services	203
Management and Administrative	2,059
Marketing and Distribution	291
Custodian Fees	60
Auditing Fees	34
Shareholders’ Reports	31
Trustees’ Fees and Expenses	1
Total Expenses	2,679
Net Investment Income	19,073
Realized Net Gain (Loss)
Investment Securities Sold	94,450
Futures Contracts	58
Realized Net Gain (Loss)	94,508
Change in Unrealized Appreciation
(Depreciation) of Investment Securities (135,451)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(21,870)
1 Interest income from an affiliated company of the portfolio was $7,000.

Statement of Changes in Net Assets

	Year Ended December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	19,073	16,300
Realized Net Gain (Loss)	94,508	73,225
Change in Unrealized Appreciation (Depreciation)	(135,451)	72,025
Net Increase (Decrease) in Net Assets Resulting from Operations	(21,870)	161,550
Distributions
Net Investment Income	(16,326)	(11,574)
Realized Capital Gain[1]	(73,163)	(45,832)
Total Distributions	(89,489)	(57,406)
Capital Share Transactions
Issued	225,446	223,561
Issued in Lieu of Cash Distributions	89,489	57,406
Redeemed	(203,732)	(193,742)
Net Increase (Decrease) from Capital Share Transactions	111,203	87,225
Total Increase (Decrease)	(156)	191,369
Net Assets
Beginning of Period	1,363,546	1,172,177
End of Period[2]	1,363,390	1,363,546

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $2,315,000 and $17,071,000, respectively. Short-term gain distributions are treated as ordinary income for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $17,489,000 and $14,742,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Mid-Cap Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$22.49	$20.77	$16.13	$14.49	$14.93
Investment Operations
Net Investment Income	.291	.266	.203	.205	.172
Net Realized and Unrealized Gain (Loss)
on Investments	(.552)	2.446	5.262	2.071	(.462)
Total from Investment Operations	(.261)	2.712	5.465	2.276	(.290)
Distributions
Dividends from Net Investment Income	(.268)	(.200)	(.200)	(.178)	(.150)
Distributions from Realized Capital Gains	(1.201)	(.792)	(.625)	(.458)	—
Total Distributions	(1.469)	(.992)	(.825)	(.636)	(.150)
Net Asset Value, End of Period	$20.76	$22.49	$20.77	$16.13	$14.49

Total Return	-1.43%	13.59%	34.93%	15.82%	-2.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,363	$1,364	$1,172	$820	$750
Ratio of Total Expenses to Average Net Assets	0.19%	0.24%	0.25%	0.26%	0.26%
Ratio of Net Investment Income to
Average Net Assets	1.35%	1.29%	1.15%	1.30%	1.11%
Portfolio Turnover Rate	23%	16%	35%	23%	27%

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Mid-Cap Index Portfolio

Notes to Financial Statements

Vanguard Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2015, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The portfolio had no open futures contracts at December 31, 2015.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring

Vanguard Mid-Cap Index Portfolio

their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2015, the portfolio had contributed to Vanguard capital in the amount of $123,000, representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,364,016	—	—
Temporary Cash Investments	6,334	200	—
Total	1,370,350	200	—

Vanguard Mid-Cap Index Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2015, the portfolio had $18,678,000 of ordinary income and $94,417,000 of long-term capital gains available for distribution.

At December 31, 2015, the cost of investment securities for tax purposes was $1,143,663,000. Net unrealized appreciation of investment securities for tax purposes was $226,887,000, consisting of unrealized gains of $306,152,000 on securities that had risen in value since their purchase and $79,265,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2015, the portfolio purchased $372,639,000 of investment securities and sold $328,727,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	10,312	10,549
Issued in Lieu of Cash Distributions	4,130	2,839
Redeemed	(9,404)	(9,199)
Net Increase (Decrease) in Shares Outstanding	5,038	4,189

At December 31, 2015, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 49% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2015, that would require recognition or disclosure in these financial statements.

Vanguard Mid-Cap Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Mid-Cap Index Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid-Cap Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 11, 2016

Special 2015 tax information (unaudited) for corporate shareholders only for Vanguard
Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2015, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $70,848,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 87.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Mid-Cap Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Index Portfolio	6/30/2015	12/31/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$956.68	$0.94
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.25	0.97

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.19%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Vanguard® Moderate Allocation Portfolio

Despite periods of volatility, U.S. stocks and bonds finished 2015 with positive returns. International stocks didn’t fare as well. For the fiscal year ended December 31, 2015, the Moderate Allocation Portfolio returned –0.16%, a bit lower than its composite benchmark index but better than the average return of its peers.

The table below shows the returns of your portfolio and its comparative standards for the past year. For additional perspective, we also present their annualized returns since the portfolio’s inception. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

U.S. markets had a muted year; international stocks retreated
The Moderate Allocation Portfolio, as a “fund of funds,” seeks to capture the returns of its benchmark by investing in a combination of Vanguard Variable Insurance Fund (VVIF) portfolios and Vanguard index funds. Although the exact percentages may vary, the portfolio targets an asset allocation of approximately 60% stocks and 40% bonds. Its holdings consist of VVIF Equity Index Portfolio (34%), VVIF Total Bond Market Index Portfolio (32%), Vanguard Total International Stock Index Fund (18%), Vanguard Extended Market Index Fund (8%), and Vanguard Total International Bond Index Fund (8%).

In equity markets, U.S. large-capitalization stocks did better than smaller-caps during the 12 months, but overall returns were muted or negative. The Equity Index Portfolio returned 1.27%. The Extended Market Index Fund, which focuses on small-and mid-cap stocks, returned –3.39%.

Energy stocks retreated sharply, punished by the steep slide of oil prices. The U.S. materials sector, which sank about –10%, was another of the broad market’s weakest after commodity prices fell along with those of oil. Positive results came from health care and consumer-oriented companies.

International stocks generated mostly positive returns in local currency terms but returned about –4.37% in U.S. dollar terms as many foreign currencies continued to weaken against the dollar. Emerging markets fared the worst.

The Total Bond Market Index Portfolio, which encompasses most of the U.S. bond market, returned 0.33%. A decline in the prices of its holdings offset much of its earned income. After the Federal Reserve took the long-awaited step of raising its target for short-term rates, short-term yields finished the fiscal year higher than they had started it. The upward movement of intermediate- and long-term yields was more muted because of the fragile state of global growth and the subdued outlook for inflation.

Vanguard Total International Bond Index Fund, hedged against currency exposure, returned 1.04%. Without the hedging, returns would have been negative.

The portfolio’s long-term record reflects expertise and low costs
For the period since its inception on October 19, 2011, the Moderate Allocation Portfolio returned 8.46% on an average annual basis—very close to the result of its target benchmark. It beat the average return of its peers by about a full percentage point. This admirable performance is a testament to the skill of Vanguard’s equity and bond index managers, as well as the benefits of our consistently low costs.

Total Returns
		October 19, 2011[1]
		through
		December 31, 2015
	Year Ended	Average
	December 31, 2015	Annual Return
Vanguard Moderate Allocation Portfolio	-0.16%	8.46%
Moderate Allocation Composite Index [2]	0.86	8.87
Variable Insurance Mixed-Asset Target Allocation Moderate
Funds Average [3]	-1.43	7.38

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Mixed-Asset
		Target Allocation
	Acquired Fund Fees	Moderate
	and Expenses[4]	Funds Average[5]
Moderate Allocation Portfolio	0.19%	0.54%

1 Portfolio inception.
2 Weighted 42% S&P Total Market Index, 32% Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) as of June 3, 2013. Previously, the composite was weighted 42% S&P Total Market Index, 40% Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
4 This figure—drawn from the prospectus dated April 30, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Moderate Allocation Portfolio invests. The Moderate Allocation Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2015, the acquired fund fees and expenses were 0.16%.
5 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard Moderate Allocation Portfolio

Portfolio Profile
As of December 31, 2015

Total Portfolio Characteristics

Yield[1]	2.1%
Acquired Fund Fees and Expenses[2]	0.19%

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Equity Index Portfolio	34.1%
Vanguard Variable Insurance Fund
Total Bond Market Index Portfolio	32.0
Vanguard Total International Stock
Index Fund Investor Shares	18.1
Vanguard Total International Bond
Index Fund Investor Shares	8.0
Vanguard Extended Market Index
Fund Investor Shares	7.8

Portfolio Asset Allocation

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated April 30, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired”
funds) in which the Moderate Allocation Portfolio invests. The Moderate Allocation Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2015, the acquired fund fees and expenses were 0.16%.

Vanguard Moderate Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: October 19, 2011–December 31, 2015
Initial Investment of $10,000

	Average Annual Total Returns		Final Value
Periods Ended December 31, 2015			of a $10,000
	One Year	Since Inception[1]	Investment
Moderate Allocation Portfolio	-0.16%	8.46%	$14,067
Moderate Allocation Composite Index[2]	0.86	8.87	14,289
Variable Insurance Mixed-Asset Target
Moderate Funds Average[3]	-1.43	7.38	13,487
Dow Jones U.S. Total Stock Market
Float Adjusted Index	0.44	15.56	18,359

Fiscal-Year Total Returns (%): October 19, 2011–December 31, 2015

Moderate Allocation Portfolio
Moderate Allocation Composite Index[2]

1 October 19, 2011.
2 Weighted 42% S&P Total Market Index, 32% Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) as of June 3, 2013. Previously, the composite was weighted 42% S&P Total Market Index, 40% Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Moderate Allocation Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (41.9%)
Vanguard Variable Insurance Fund—Equity Index Portfolio	2,637,875	87,709
Vanguard Extended Market Index Fund Investor Shares	316,521	20,134
		107,843
International Stock Fund (18.1%)
Vanguard Total International Stock Index Fund Investor Shares	3,208,481	46,491

U.S. Bond Fund (32.0%)
Vanguard Variable Insurance Fund—Total Bond Market Index Portfolio	6,980,106	82,296

International Bond Fund (8.0%)
Vanguard Total International Bond Index Fund Investor Shares	1,940,386	20,471
Total Investments (Cost $253,275)		257,101

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Receivables for Capital Shares Issued		391
Liabilities
Payables for Investment Securities Purchased		(358)
Payables for Capital Shares Redeemed		(37)
Other Liabilities		(4)
Total Liabilities		(399)
Net Assets (100%)
Applicable to 9,963,824 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		257,093
Net Asset Value Per Share		$25.80

At December 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	243,164
Undistributed Net Investment Income	4,385
Accumulated Net Realized Gains	5,718
Unrealized Appreciation (Depreciation)	3,826
Net Assets	257,093

• See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Moderate Allocation Portfolio

Statement of Operations

Year Ended
December 31, 2015
($000)
Investment Income
Income
Income Distributions Received	4,433
Other Income	9
Net Investment Income—Note B	4,442
Realized Net Gain (Loss)
Capital Gain Distributions Received	2,508
Affiliated Investment Securities Sold	3,233
Realized Net Gain (Loss)	5,741
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(11,680)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(1,497)

Statement of Changes in Net Assets

	Year Ended December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,442	3,320
Realized Net Gain (Loss)	5,741	3,098
Change in Unrealized Appreciation (Depreciation)	(11,680)	4,621
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,497)	11,039
Distributions
Net Investment Income	(3,364)	(2,047)
Realized Capital Gain[1]	(3,106)	(2,650)
Total Distributions	(6,470)	(4,697)
Capital Share Transactions
Issued	87,645	68,329
Issued in Lieu of Cash Distributions	6,470	4,697
Redeemed	(27,170)	(14,549)
Net Increase (Decrease) from Capital Share Transactions	66,945	58,477
Total Increase (Decrease)	58,978	64,819
Net Assets
Beginning of Period	198,115	133,296
End of Period[2]	257,093	198,115

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $169,000 and $360,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,385,000 and $3,307,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Moderate Allocation Portfolio

Financial Highlights

					Oct. 19,
					2011[1] to
For a Share Outstanding		Year Ended December 31,			Dec. 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$26.63	$25.72	$22.82	$20.47	$20.00
Investment Operations
Net Investment Income	. 499 [2]	.521[2]	.505[2]	.487[2]	.300[2]
Capital Gain Distributions Received	. 282 [2]	.172[2]	. 263 [2]	. 276 [2]	—
Net Realized and Unrealized Gain (Loss)
on Investments	(.809)	1.066	2.612	1.657	.170
Total from Investment Operations	(.028)	1.759	3.380	2.420	.470
Distributions
Dividends from Net Investment Income	(.417)	(.370)	(.245)	(.064)	—
Distributions from Realized Capital Gains	(.385)	(.479)	(.235)	(.006)	—
Total Distributions	(.802)	(.849)	(.480)	(.070)	—
Net Asset Value, End of Period	$25.80	$26.63	$25.72	$22.82	$20.47

Total Return	-0.16%	7.03%	15.02%	11.84%	2.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$257	$198	$133	$63	$13
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.19%	0.19%	0.20%	0.20%[3]
Ratio of Net Investment Income to
Average Net Assets	1.89%	2.00%	2.08%	2.21%	1.24%[3]
Portfolio Turnover Rate	12%	9%	21%	12%	2%
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Moderate Allocation Portfolio

Notes to Financial Statements

Vanguard Moderate Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each portfolio is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2015, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2015, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

Vanguard Moderate Allocation Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2015, the portfolio had $4,687,000 of ordinary income and $5,416,000 of long-term capital gains available for distribution.

At December 31, 2015, the cost of investment securities for tax purposes was $253,275,000. Net unrealized appreciation of investment securities for tax purposes was $3,826,000, consisting of unrealized gains of $9,910,000 on securities that had risen in value since their purchase and $6,084,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended December 31,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	3,314	2,629
Issued in Lieu of Cash Distributions	246	186
Redeemed	(1,035)	(558)
Net Increase (Decrease) in Shares Outstanding	2,525	2,257

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Dec. 31,		Proceeds			Dec. 31,
	2014		from Capital Gain			2015
	Market	Purchases	Securities	Dividend Distributions		Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Extended Market
Index Fund	16,257	6,306	1,465	230	—	20,134
Vanguard Market Liquidity Fund	117	NA1	NA1	—	—	—
Vanguard Total International Bond
Index Fund	15,680	5,516	612	301	—	20,471
Vanguard Total International Stock
Index Fund	35,509	17,262	2,882	1,130	—	46,491
Vanguard Variable Insurance
Fund—Equity Index Portfolio	66,383	31,070	7,497	1,209	2,215	87,709
Vanguard Variable Insurance
Fund—Total Bond Market
Index Portfolio	64,254	35,287	15,519	1,563	293	82,296
Total	198,200	95,441	27,975	4,433	2,508	257,101
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2015, that would require recognition or disclosure in these financial statements.

Vanguard Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Moderate Allocation Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Moderate Allocation Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 11, 2016

Special 2015 tax information (unaudited) for corporate shareholders only for Vanguard
Moderate Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2015, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $2,936,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 25.4% of investment income (divided income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Moderate Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Moderate Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Moderate Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Moderate Allocation Portfolio	6/30/2015	12/31/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$982.11	$0.80
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.40	0.82

1 The calculations are based on the Moderate Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Moderate Allocation Portfolio’s annualized expense figure for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period (184/365).

Vanguard® Money Market Portfolio

Through most of the year ended December 31, 2015, the Federal Reserve’s target for short-term interest rates remained at 0%–0.25%—a historically low level that stifled returns for money market funds and savings accounts. Midway through the year’s final month, the Fed raised the target to 0.25%–0.5%, the first hike in almost a decade. Although the target is still uncommonly low, the rise marked a start to the process of normalizing monetary policy.

Vanguard Money Market Portfolio has been confined by these low rates. Nevertheless, the portfolio’s advisor, Vanguard Fixed Income Group, has effectively provided value while maintaining safety. For the 12 months, the portfolio returned 0.15%, slightly better than the 0.03% return of its benchmark and the 0.00% average return of its variable insurance money market peers. The portfolio maintained a net asset value of $1 per share during the period, as is expected but not guaranteed. On December 31, the portfolio’s 7-day SEC yield was 0.32%, up from 0.10% a year earlier.

Please note that the portfolio returns and yield of Vanguard Variable Insurance Fund Money Market Portfolio are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses. Accordingly, given the low-rate environment, it is possible that while the portfolio maintains a $1 net asset value, the value of shares of the portfolio held indirectly through either Vanguard Variable Annuity or one of the other plans that invest in the portfolio could fall below $1.

Also, just a reminder that in 2014, the Securities and Exchange Commission adopted regulatory changes governing money market funds, which fund sponsors must adopt by October 2016. In June, we announced plans that preserve our money market funds as a cash management option with a stable price for both individual and institutional clients.

A conservative approach is the portfolio’s hallmark
One of the fallouts from the 2008–09 financial crisis was the record low short-term interest rates, which the Fed maintained and monitored since December 2008 as it worked to revive the economy. Investors have had just reason to be dissatisfied by negligible money market returns over the years since, especially if they’ve depended on such investments for income.

Although providing income is one of the Money Market Portfolio’s main objectives, that comes third behind safety and liquidity. Vanguard Fixed Income Group emphasizes caution and invests only in holdings from top-tier issuers (as determined by nationally recognized credit-rating services). Our experienced team of credit analysts scrutinizes each potential investment.

Yankee/foreign issues are the portfolio’s largest single holding. These securities, denominated in U.S. dollars to eliminate currency risk, are from highly rated foreign issuers and do not include financial paper from economically troubled countries in southern Europe. Over the 12 months, the Fixed Income Group, which has avoided any direct exposure to Greece in recent years, also ensured it had no indirect exposure.

Low expenses and advisor’s skill offered value over a tough decade
Over the ten years ended December 31, 2015, the Money Market Portfolio’s 1.44% average annual return exceeded that of its benchmark index (+1.16%) and peer group (+1.15%). Along with the portfolio’s low expenses, the advisor’s skill and experience have helped performance amid the exceptionally low rates that dominated most of the decade.

Total Returns
		Ten Years Ended
		December 31, 2015
	Year Ended	Average
	December 31, 2015	Annual Return
Vanguard Money Market Portfolio (7-Day SEC Yield: 0.32%)	0.15%	1.44%
Variable Insurance Money Market Funds Average[1]	0.00	1.15
Citigroup Three-Month U.S. Treasury Bill Index	0.03	1.16

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios2
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Money Market
	Portfolio	Funds Average[1]
Money Market Portfolio	0.16%	0.22%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014. In most if not all cases, the expense ratios for funds in the peer group are based on net operating expenses after reimbursement and/or fee waivers by fund sponsors. In contrast, the expense ratio for Vanguard Money Market Portfolio shown in the table above does not reflect expense reductions. For the fiscal year ended December 31, 2015, the portfolio’s expense ratio was 0.06%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the expense ratio was 0.16%.

Vanguard Money Market Portfolio

Portfolio Profile
As of December 31, 2015

Financial Attributes

Yield[1]	0.32%
Average Weighted Maturity	54 days
Expense Ratio[2]	0.16%

Sector Diversification[3] (% of portfolio)

Certificates of Deposit	7.2%
U.S. Commercial Paper	6.3
U.S. Government Obligations	33.6
U.S. Treasury Bills	9.6
Yankee/Foreign	42.1
Repurchase Agreements	0.1
Other	1.1

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

7-Day SEC Yield. A money market portfolio’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

Credit Quality. The Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody’s, Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7.

1 7-day SEC yield.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the portfolio’s expense ratio was 0.06%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, expense ratio was 0.16%.
3 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Money Market Portfolio

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.)

The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio. The portfolio’s SEC 7-day annualized yield as of December 31, 2015, was 0.32%. This yield reflects the current earnings of the portfolio more closely than do the average annual returns. Note that the returns do not reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2005–December 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2015			of a $10,000
	One Year	Five Years	Ten Years	Investment
Money Market Portfolio	0.15%	0.13%	1.44%	$11,540
Variable Insurance Money Market
Funds Average[1]	0.00	-0.01	1.15	11,211
Citigroup Three-Month U.S.
Treasury Bill Index	0.03	0.04	1.16	11,233

Fiscal-Year Total Returns (%): December 31, 2005–December 31, 2015

Money Market Portfolio
Variable Insurance Money Market Funds Average[1]

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend information.

Vanguard Money Market Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2015

The portfolio reports a complete list of its holdings in various monthly and quarterly regulatory filings. The portfolio publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The portfolio’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the SEC on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity Amount		Value •
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (42.5%)
[2]	Fannie Mae Discount Notes	0.180%	1/14/16	5,974	5,974
[2]	Fannie Mae Discount Notes	0.120%	1/20/16	1,500	1,500
[2]	Fannie Mae Discount Notes	0.400%	1/25/16	96	96
[2]	Fannie Mae Discount Notes	0.300%	2/2/16	1,800	1,799
[2]	Fannie Mae Discount Notes	0.310%	3/2/16	2,750	2,749
[2]	Fannie Mae Discount Notes	0.430%	3/9/16	2,418	2,416
[2]	Fannie Mae Discount Notes	0.551%	4/13/16	2,500	2,496
[3]	Federal Home Loan Bank
	Discount Notes	0.110%–0.120%	1/4/16	8,125	8,125
[3]	Federal Home Loan Bank
	Discount Notes	0.120%–0.130%	1/6/16	5,013	5,013
[3]	Federal Home Loan Bank
	Discount Notes	0.295%	1/15/16	1,150	1,150
[3]	Federal Home Loan Bank
	Discount Notes	0.298%	1/21/16	1,300	1,300
[3]	Federal Home Loan Bank
	Discount Notes	0.130%	1/22/16	1,500	1,500
[3]	Federal Home Loan Bank
	Discount Notes	0.300%	1/25/16	5,500	5,499
[3]	Federal Home Loan Bank
	Discount Notes	0.250%	1/26/16	2,200	2,200
[3]	Federal Home Loan Bank
	Discount Notes	0.300%	1/29/16	1,177	1,177
[3]	Federal Home Loan Bank
	Discount Notes	0.210%–0.410%	2/3/16	28,553	28,544
[3]	Federal Home Loan Bank
	Discount Notes	0.210%	2/5/16	5,500	5,499
[3]	Federal Home Loan Bank
	Discount Notes	0.220%	2/8/16	6,125	6,124
[3]	Federal Home Loan Bank
	Discount Notes	0.229%	2/10/16	6,000	5,998
[3]	Federal Home Loan Bank
	Discount Notes	0.223%–0.225%	2/12/16	29,145	29,137
[3]	Federal Home Loan Bank
	Discount Notes	0.250%–0.345%	2/16/16	13,209	13,203
[3]	Federal Home Loan Bank
	Discount Notes	0.235%–0.300%	2/17/16	45,750	45,734
[3]	Federal Home Loan Bank
	Discount Notes	0.234%–0.300%	2/19/16	18,950	18,944
[3]	Federal Home Loan Bank
	Discount Notes	0.290%	2/22/16	1,658	1,657
[3]	Federal Home Loan Bank
	Discount Notes	0.270%	2/24/16	13,000	12,995
[3]	Federal Home Loan Bank
	Discount Notes	0.265%–0.300%	2/26/16	15,386	15,379
[3]	Federal Home Loan Bank
	Discount Notes	0.315%	3/2/16	500	500
[3]	Federal Home Loan Bank
	Discount Notes	0.379%	4/8/16	286	286
[3]	Federal Home Loan Bank
	Discount Notes	0.561%	5/16/16	5,599	5,587
[2]	Freddie Mac Discount Notes	0.150%	1/5/16	1,895	1,895
[2]	Freddie Mac Discount Notes	0.170%	1/8/16	2,900	2,900
[2]	Freddie Mac Discount Notes	0.140%–0.300%	1/12/16	7,914	7,913

				Face	Market
			Maturity Amount		Value •
		Yield[1]	Date	($000)	($000)
[2]	Freddie Mac Discount Notes	0.300%	1/13/16	900	900
[2]	Freddie Mac Discount Notes	0.170%–0.190%	1/15/16	3,767	3,767
[2]	Freddie Mac Discount Notes	0.170%	1/20/16	4,700	4,700
[2]	Freddie Mac Discount Notes	0.180%	1/21/16	2,171	2,171
[2]	Freddie Mac Discount Notes	0.300%	1/22/16	1,100	1,100
[2]	Freddie Mac Discount Notes	0.130%	1/27/16	2,800	2,800
[2]	Freddie Mac Discount Notes	0.130%	1/28/16	1,700	1,700
[2]	Freddie Mac Discount Notes	0.250%	1/29/16	2,185	2,185
[2]	Freddie Mac Discount Notes	0.210%	2/3/16	900	900
[2]	Freddie Mac Discount Notes	0.130%	2/5/16	5,500	5,499
[2]	Freddie Mac Discount Notes	0.300%	2/10/16	2,000	1,999
[2]	Freddie Mac Discount Notes	0.260%	2/17/16	694	694
[2]	Freddie Mac Discount Notes	0.300%	2/22/16	500	500
[2]	Freddie Mac Discount Notes	0.360%	2/29/16	1,192	1,191
[2]	Freddie Mac Discount Notes	0.430%	3/1/16	30,000	29,978
[2]	Freddie Mac Discount Notes	0.280%	3/11/16	10,000	9,995
	United States Treasury Bill	0.200%–0.201%	2/25/16	12,219	12,215
	United States Treasury Bill	0.270%	3/3/16	13,000	12,994
	United States Treasury Bill	0.285%	3/10/16	12,000	11,993
	United States Treasury Bill	0.280%	5/5/16	35,000	34,966
	United States Treasury Bill	0.341%	5/12/16	8,478	8,467
	United States Treasury Bill	0.416%	6/2/16	15,000	14,974
	United States Treasury Bill	0.536%	6/9/16	20,000	19,952
	United States Treasury Floating
	Rate Note	0.305%	1/31/16	3,000	3,000
	United States Treasury Floating
	Rate Note	0.329%	4/30/16	2,000	2,000
	United States Treasury Floating
	Rate Note	0.313%	10/31/16	14,500	14,493
	United States Treasury Floating
	Rate Note	0.344%	1/31/17	24,296	24,295
	United States Treasury Note/Bond	0.375%	1/15/16	3,000	3,000
	United States Treasury Note/Bond	0.375%	2/15/16	11,000	11,003
	United States Treasury Note/Bond	2.375%	3/31/16	10,000	10,053
	United States Treasury Note/Bond	2.250%	3/31/16	4,000	4,019
	United States Treasury Note/Bond	5.125%	5/15/16	7,500	7,636
	United States Treasury Note/Bond	3.250%	5/31/16	5,000	5,059
	United States Treasury Note/Bond	0.500%	6/15/16	2,298	2,299
Total U.S. Government and Agency Obligations
(Cost $517,786)					517,786
Commercial Paper (23.9%)
Finance—Auto (1.6%)
	American Honda Finance Corp.	0.230%	1/6/16	3,000	3,000
	American Honda Finance Corp.	0.200%	1/8/16	500	500
	American Honda Finance Corp.	0.200%	1/11/16	500	500
	American Honda Finance Corp.	0.220%	1/13/16	3,000	2,999
	American Honda Finance Corp.	0.220%	1/21/16	500	500
	American Honda Finance Corp.	0.220%	1/25/16	250	250
[4]	BMW US Capital LLC	0.330%	1/4/16	500	500
[4]	BMW US Capital LLC	0.220%	1/11/16	500	500
[4]	BMW US Capital LLC	0.390%	2/1/16	500	500
	Toyota Motor Credit Corp.	0.321%	1/5/16	2,000	2,000
	Toyota Motor Credit Corp.	0.311%	1/12/16	250	250
[5]	Toyota Motor Credit Corp.	0.331%	4/15/16	4,000	4,000

Vanguard Money Market Portfolio

				Face	Market
			Maturity Amount		Value •
		Yield[1]	Date	($000)	($000)
[5]	Toyota Motor Credit Corp.	0.682%	7/22/16	500	500
[5]	Toyota Motor Credit Corp.	0.682%	7/22/16	1,000	1,000
[5]	Toyota Motor Credit Corp.	0.690%	8/18/16	1,000	1,000
[5]	Toyota Motor Credit Corp.	0.690%	8/19/16	1,000	1,000
[5]	Toyota Motor Credit Corp.	0.692%	8/25/16	1,000	1,000
					19,999
Finance—Other (0.2%)
[4]	Jupiter Securitization Co. LLC	0.330%	1/4/16	2,000	2,000

Foreign Banks (8.3%)
[4,5] Australia & New Zealand Banking
	Group, Ltd.	0.440%	1/15/16	1,000	1,000
[4,5] Australia & New Zealand Banking
	Group, Ltd.	0.532%	1/29/16	2,000	2,000
[4,5] Australia & New Zealand Banking
	Group, Ltd.	0.532%	1/29/16	3,000	3,000
[4,5] Australia & New Zealand Banking
	Group, Ltd.	0.385%	4/8/16	3,000	3,000
[4]	Australia & New Zealand Banking
	Group, Ltd.	0.441%	4/28/16	1,750	1,747
[4,5] Australia & New Zealand Banking
	Group, Ltd.	0.640%	5/23/16	3,000	3,000
[4]	Australia & New Zealand Banking
	Group, Ltd.	0.672%	6/2/16	1,000	997
[4,5] Australia & New Zealand Banking
	Group, Ltd.	0.632%	7/27/16	3,000	3,000
[4,5] Australia & New Zealand Banking
	Group, Ltd.	0.454%	8/3/16	1,000	1,000
[4,5] Commonwealth Bank of Australia		0.502%	2/19/16	2,000	2,000
[4,5] Commonwealth Bank of Australia		0.587%	2/24/16	2,000	2,000
[4,5] Commonwealth Bank of Australia		0.572%	2/29/16	5,000	5,000
[4,5] Commonwealth Bank of Australia		0.421%	3/4/16	10,000	10,000
[4,5] Commonwealth Bank of Australia		0.522%	3/14/16	2,250	2,250
[4,5] Commonwealth Bank of Australia		0.534%	3/31/16	1,500	1,500
[4,5] Commonwealth Bank of Australia		0.560%	5/23/16	5,000	5,000
[4,5] Commonwealth Bank of Australia		0.593%	6/22/16	2,250	2,250
[4]	Commonwealth Bank of Australia	0.844%	6/23/16	5,000	4,980
[4]	National Australia Bank Ltd.	0.350%	1/8/16	2,000	2,000
[4,5] National Australia Bank Ltd.		0.416%	1/8/16	4,000	4,000
[4,5] National Australia Bank Ltd.		0.572%	2/25/16	12,000	12,000
[4]	Westpac Banking Corp.	0.270%	1/15/16	2,000	2,000
[4,5] Westpac Banking Corp.		0.425%	2/8/16	4,000	4,000
[4,5] Westpac Banking Corp.		0.523%	2/22/16	3,500	3,500
[4,5] Westpac Banking Corp.		0.582%	2/26/16	5,500	5,500
[4,5] Westpac Banking Corp.		0.582%	2/29/16	1,500	1,500
[4,5] Westpac Banking Corp.		0.371%	4/4/16	5,000	5,000
[4,5] Westpac Banking Corp.		0.572%	5/27/16	3,000	3,000
[4,5] Westpac Banking Corp.		0.393%	6/2/16	5,000	5,000
					101,224
Foreign Governments (7.1%)
	Canada	0.200%	1/26/16	1,000	1,000
	Canada	0.200%	1/27/16	1,000	1,000
	Canada	0.200%	1/28/16	1,000	1,000
[4]	CDP Financial Inc.	0.260%	1/22/16	12,000	11,998
[4]	CDP Financial Inc.	0.300%	2/10/16	1,000	1,000
[4]	CDP Financial Inc.	0.340%	2/16/16	500	500
[4]	CDP Financial Inc.	0.601%–0.630%	3/15/16	1,000	999
[4]	CDP Financial Inc.	0.601%	3/16/16	1,000	999
[4]	CDP Financial Inc.	0.451%	5/2/16	250	249
[6]	CPPIB Capital Inc.	0.250%	1/11/16	2,000	2,000
[6]	CPPIB Capital Inc.	0.300%	1/13/16	2,500	2,500
[6]	CPPIB Capital Inc.	0.300%	1/15/16	2,000	2,000
[6]	CPPIB Capital Inc.	0.300%	1/19/16	1,000	1,000
[6]	CPPIB Capital Inc.	0.265%	1/20/16	1,000	1,000
[6]	CPPIB Capital Inc.	0.310%	2/2/16	5,000	4,999
[6]	CPPIB Capital Inc.	0.300%	2/3/16	1,000	1,000
[6]	CPPIB Capital Inc.	0.250%	2/11/16	2,250	2,249
[6]	CPPIB Capital Inc.	0.250%	2/12/16	750	750
[6]	CPPIB Capital Inc.	0.371%	3/14/16	1,000	999
[6]	CPPIB Capital Inc.	0.551%	3/16/16	250	250

				Face	Market
			Maturity Amount		Value •
		Yield[1]	Date	($000)	($000)
[6]	CPPIB Capital Inc.	0.561%	3/21/16	250	250
[6]	CPPIB Capital Inc.	0.631%	4/1/16	8,242	8,229
[6]	CPPIB Capital Inc.	0.833%	6/1/16	2,000	1,993
[6]	CPPIB Capital Inc.	0.833%	6/2/16	2,000	1,993
[6]	CPPIB Capital Inc.	0.803%	6/13/16	2,500	2,491
[6]	CPPIB Capital Inc.	0.803%	6/14/16	1,250	1,245
	Export Development Canada	0.380%	1/15/16	1,000	1,000
	Export Development Canada	0.380%	1/19/16	2,000	1,999
	Export Development Canada	0.315%	1/20/16	500	500
	Export Development Canada	0.330%	2/1/16	500	500
	Export Development Canada	0.500%	3/8/16	1,500	1,498
	Export Development Canada	0.541%	3/14/16	1,000	999
	Export Development Canada	0.541%	3/16/16	1,000	999
	Province of British Columbia	0.551%	3/9/16	2,761	2,758
	Province of British Columbia	0.601%	3/11/16	2,750	2,747
	Province of British Columbia	0.601%	4/20/16	4,600	4,591
	Province of Ontario	0.390%	1/25/16	250	250
	Province of Ontario	0.200%	1/29/16	1,354	1,354
	Province of Ontario	0.440%	2/22/16	250	250
	Province of Ontario	0.450%	2/26/16	250	250
	Province of Ontario	0.450%	2/29/16	250	250
[6]	PSP Capital Inc.	0.230%	1/12/16	1,000	1,000
[6]	PSP Capital Inc.	0.230%	1/14/16	500	500
[6]	PSP Capital Inc.	0.340%	2/16/16	1,000	999
[6]	PSP Capital Inc.	0.380%	2/25/16	1,000	999
[6]	PSP Capital Inc.	0.390%	3/1/16	750	749
[6]	PSP Capital Inc.	0.551%	3/11/16	750	749
[6]	PSP Capital Inc.	0.551%	3/14/16	1,250	1,248
[4]	Quebec	0.430%	2/26/16	6,000	5,996
					85,878
Foreign Industrial (2.4%)
[4]	BASF SE	0.571%	3/29/16	1,750	1,748
[4]	Nestle Capital Corp.	0.340%	1/8/16	1,000	1,000
[4]	Nestle Capital Corp.	0.340%	1/12/16	1,000	1,000
[4]	Nestle Capital Corp.	0.340%	1/14/16	1,000	1,000
	Nestle Finance International Ltd.	0.340%	1/6/16	2,000	2,000
	Nestle Finance International Ltd.	0.360%	1/20/16	5,000	4,999
	Nestle Finance International Ltd.	0.265%	2/8/16	2,500	2,499
[4]	Novartis Finance Corp.	0.300%	1/4/16	500	500
[4]	Reckitt Benckiser Treasury Services plc 0.260%		1/11/16	500	500
[4]	Siemens Capital Co. LLC	0.551%	3/21/16	1,750	1,748
[4]	Siemens Capital Co. LLC	0.551%	3/23/16	3,500	3,496
[4]	Siemens Capital Co. LLC	0.551%	3/29/16	2,250	2,247
[4]	Total Capital Canada Ltd.	0.350%	1/14/16	500	500
[4]	Total Capital Canada Ltd.	0.260%	2/22/16	500	500
[4]	Total Capital Canada Ltd.	0.260%	2/25/16	1,250	1,250
[4]	Total Capital Canada Ltd.	0.571%	3/21/16	1,250	1,248
	Toyota Credit Canada Inc.	0.461%	4/5/16	500	499
	Toyota Credit Canada Inc.	0.572%	5/13/16	500	499
	Toyota Credit Canada Inc.	0.562%	6/1/16	250	249
	Toyota Credit Canada Inc.	0.642%	6/2/16	250	249
[4]	Unilever Capital Corp.	0.280%	1/4/16	500	500
[4]	Unilever Capital Corp.	0.280%	1/11/16	1,250	1,250
					29,481
Industrial (4.3%)
	Caterpillar Financial Services Corp.	0.400%	1/20/16	1,000	1,000
	Caterpillar Financial Services Corp.	0.400%	1/21/16	250	250
[4]	Chevron Corp.	0.200%	1/11/16	1,500	1,500
[4]	Emerson Electric Co.	0.220%	1/5/16	500	500
[4]	Emerson Electric Co.	0.220%	1/7/16	1,000	1,000
[4]	Google Inc.	0.190%	1/12/16	1,000	1,000
[4]	Google Inc.	0.180%	1/14/16	500	500
[4]	Henkel of America Inc.	0.320%	1/14/16	500	500
[4]	Henkel of America Inc.	0.320%	1/15/16	500	500
[4]	Henkel of America Inc.	0.230%	1/21/16	500	500
[4]	John Deere Capital Corp.	0.520%	2/17/16	2,250	2,248
[4]	John Deere Capital Corp.	0.551%	2/18/16	500	500
[4]	John Deere Financial Inc.	0.520%	2/17/16	1,000	999
[4]	Microsoft Corp.	0.200%	1/6/16	500	500
[4]	Microsoft Corp.	0.190%–0.200%	1/13/16	4,500	4,500

Vanguard Money Market Portfolio

				Face	Market
			Maturity Amount		Value •
		Yield[1]	Date	($000)	($000)
[4]	Microsoft Corp.	0.190%	1/20/16	500	500
[4]	Pfizer Inc	0.190%	1/15/16	2,000	2,000
[4]	Pfizer Inc	0.581%	4/1/16	2,250	2,247
[4]	The Coca-Cola Co.	0.381%	1/13/16	8,950	8,949
[4]	The Coca-Cola Co.	0.401%	1/28/16	1,500	1,499
[4]	The Coca-Cola Co.	0.401%–0.420%	1/29/16	1,000	1,000
[4]	The Coca-Cola Co.	0.461%	2/17/16	500	500
[4]	The Coca-Cola Co.	0.461%	2/18/16	1,000	999
[4]	The Coca-Cola Co.	0.461%	2/22/16	1,000	999
[4]	The Coca-Cola Co.	0.501%	3/16/16	6,000	5,994
[4]	The Coca-Cola Co.	0.501%	3/18/16	750	749
[4]	The Coca-Cola Co.	0.421%	3/22/16	3,000	2,997
[4]	The Coca-Cola Co.	0.481%	4/20/16	1,500	1,498
[4]	The Coca-Cola Co.	0.481%	4/21/16	500	499
[4]	The Coca-Cola Co.	0.501%	5/17/16	3,500	3,493
[4]	The Walt Disney Co.	0.190%	1/8/16	250	250
[4]	The Walt Disney Co.	0.190%	1/11/16	1,000	1,000
[4]	The Walt Disney Co.	0.200%	2/9/16	750	750
					51,920
Total Commercial Paper (Cost $290,502)					290,502
Certificates of Deposit (27.7%)
Domestic Banks (5.2%)
	Citibank NA	0.290%	1/5/16	500	500
	Citibank NA	0.270%	1/6/16	1,000	1,000
	Citibank NA	0.300%	2/10/16	1,500	1,500
	Citibank NA	0.300%	2/11/16	2,000	2,000
	Citibank NA	0.380%	2/24/16	3,000	3,000
	Citibank NA	0.500%	3/8/16	1,750	1,750
[5]	State Street Bank & Trust Co.	0.461%	1/11/16	3,000	3,000
[5]	State Street Bank & Trust Co.	0.457%	1/13/16	5,000	5,000
[5]	State Street Bank & Trust Co.	0.491%	1/15/16	4,000	4,000
[5]	State Street Bank & Trust Co.	0.457%	3/9/16	2,000	2,000
[5]	State Street Bank & Trust Co.	0.650%	5/23/16	9,500	9,500
[5]	Wells Fargo Bank NA	0.407%	2/9/16	4,000	4,000
[5]	Wells Fargo Bank NA	0.470%	2/11/16	5,000	5,000
[5]	Wells Fargo Bank NA	0.583%	2/22/16	5,000	5,000
[5]	Wells Fargo Bank NA	0.583%	2/22/16	5,000	5,000
[5]	Wells Fargo Bank NA	0.407%	3/9/16	3,000	3,000
[5]	Wells Fargo Bank NA	0.406%	5/6/16	3,000	3,000
[5]	Wells Fargo Bank NA	0.507%	5/13/16	4,000	4,000
[5]	Wells Fargo Bank NA	0.642%	5/25/16	1,000	1,000
					63,250
Eurodollar Certificates of Deposit (1.3%)
	Australia & New Zealand Banking
	Group, Ltd.	0.380%	1/26/16	4,000	4,000
	Australia & New Zealand Banking
	Group, Ltd.	0.300%	2/16/16	2,000	2,000
	National Australia Bank Ltd.	0.800%	6/15/16	10,000	10,000
					16,000
Yankee Certificates of Deposit (21.2%)
	Australia & New Zealand Banking
	Group, Ltd. (New York Branch)	0.550%	3/22/16	1,500	1,500
	Australia & New Zealand Banking
	Group, Ltd. (New York Branch)	0.600%	4/29/16	1,250	1,250
[5]	Bank of Montreal (Chicago Branch)	0.425%	1/8/16	2,000	2,000
[5]	Bank of Montreal (Chicago Branch)	0.404%	3/1/16	2,000	2,000
[5]	Bank of Montreal (Chicago Branch)	0.404%	3/1/16	3,000	3,000
[5]	Bank of Montreal (Chicago Branch)	0.457%	3/9/16	2,000	2,000
[5]	Bank of Montreal (Chicago Branch)	0.463%	3/10/16	1,500	1,500
[5]	Bank of Montreal (Chicago Branch)	0.572%	3/21/16	5,000	5,000
	Bank of Montreal (Chicago Branch)	0.630%	3/23/16	3,000	3,000
[5]	Bank of Montreal (Chicago Branch)	0.602%	3/29/16	1,000	1,000
	Bank of Montreal (Chicago Branch)	0.680%	6/2/16	5,000	5,000
	Bank of Montreal (Chicago Branch)	0.810%	6/21/16	5,000	5,000
[5]	Bank of Nova Scotia (Houston Branch)	0.419%	1/7/16	6,000	6,000
[5]	Bank of Nova Scotia (Houston Branch)	0.563%	2/22/16	4,000	4,000
[5]	Bank of Nova Scotia (Houston Branch)	0.582%	2/25/16	5,000	5,000
[5]	Bank of Nova Scotia (Houston Branch)	0.582%	2/26/16	3,500	3,500

				Face	Market
			Maturity Amount		Value •
		Yield[1]	Date	($000)	($000)
[5]	Bank of Nova Scotia (Houston Branch)	0.524%	3/16/16	4,600	4,600
[5]	Bank of Nova Scotia (Houston Branch)	0.592%	4/21/16	2,000	2,000
[5]	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	0.582%	1/19/16	2,000	2,000
[5]	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	0.602%	1/28/16	5,000	5,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	0.360%	2/16/16	8,000	8,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	0.560%	3/21/16	4,000	4,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	0.600%	4/14/16	10,000	10,000
	Canadian Imperial Bank of Commerce
	(New York Branch)	0.360%	1/4/16	8,000	8,000
	Canadian Imperial Bank of Commerce
	(New York Branch)	0.390%	1/8/16	5,000	5,000
	Canadian Imperial Bank of Commerce
	(New York Branch)	0.390%	1/14/16	4,000	4,000
	Canadian Imperial Bank of Commerce
	(New York Branch)	0.400%	1/27/16	1,000	1,000
[5]	Canadian Imperial Bank of Commerce
	(New York Branch)	0.612%	4/20/16	750	750
[5]	Canadian Imperial Bank of Commerce
	(New York Branch)	0.572%	4/21/16	5,000	5,000
[5]	Canadian Imperial Bank of Commerce
	(New York Branch)	0.468%	5/10/16	5,000	5,000
	Canadian Imperial Bank of Commerce
	(New York Branch)	0.800%	6/14/16	1,000	1,000
[5]	Commonwealth Bank of Australia
	(New York Branch)	0.518%	2/24/16	500	500
	DNB Bank ASA (New York Branch)	0.400%	3/24/16	10,655	10,649
	Lloyds Bank plc (New York Branch)	0.590%	3/14/16	2,250	2,250
	Lloyds Bank plc (New York Branch)	0.640%	3/18/16	5,000	5,000
	National Australia Bank Ltd.
	(New York Branch)	0.650%	4/13/16	3,000	3,000
	National Australia Bank Ltd.
	(New York Branch)	0.800%	6/13/16	4,000	4,000
	Nordea Bank Finland plc
	(New York Branch)	0.400%	2/29/16	8,000	8,000
	Nordea Bank Finland plc
	(New York Branch)	0.580%	3/21/16	10,000	10,000
	Nordea Bank Finland plc
	(New York Branch)	0.795%	6/10/16	2,000	2,000
	Nordea Bank Finland plc
	(New York Branch)	0.795%	6/28/16	10,000	10,000
[5]	Royal Bank of Canada
	(New York Branch)	0.470%	2/11/16	5,000	5,000
[5]	Royal Bank of Canada
	(New York Branch)	0.592%	2/29/16	4,000	4,000
[5]	Royal Bank of Canada
	(New York Branch)	0.413%	3/2/16	4,750	4,750
[5]	Royal Bank of Canada
	(New York Branch)	0.414%	5/3/16	4,000	4,000
[5]	Royal Bank of Canada
	(New York Branch)	0.629%	5/23/16	6,000	6,000
[5]	Royal Bank of Canada
	(New York Branch)	0.603%	6/22/16	7,000	7,000
	Svenska HandelsBanken
	(New York Branch)	0.550%	3/14/16	10,000	10,000
	Svenska HandelsBanken
	(New York Branch)	0.635%	4/14/16	5,000	5,000
	Svenska HandelsBanken
	(New York Branch)	0.790%	6/14/16	10,000	10,000
	Toronto Dominion Bank
	(New York Branch)	0.390%	1/19/16	6,000	6,000
[5]	Toronto Dominion Bank
	(New York Branch)	0.578%	2/24/16	5,000	5,000
[5]	Toronto Dominion Bank
	(New York Branch)	0.477%	4/14/16	1,000	1,000

Vanguard Money Market Portfolio

			Face	Market
		Maturity Amount		Value •
	Yield[1]	Date	($000) ($000)
[5] Toronto Dominion Bank
(New York Branch)	0.629%	5/23/16	6,000	6,000
Toronto Dominion Bank
(New York Branch)	0.760%	6/8/16	7,000	7,000
Westpac Banking Corp.
(New York Branch)	0.270%	1/13/16	5,000	5,000
[5] Westpac Banking Corp.
(New York Branch)	0.394%	6/3/16	1,000	1,000
				258,249
Total Certificates of Deposit (Cost $337,499)				337,499
Other Notes (1.9%)
Bank of America NA	0.400%	1/8/16	2,500	2,500
Bank of America NA	0.330%	2/2/16	1,000	1,000
Bank of America NA	0.480%	3/1/16	4,000	4,000
Bank of America NA	0.480%	3/2/16	4,000	4,000
[5] Bank of America NA	0.424%	3/3/16	1,750	1,750
Bank of America NA	0.460%	4/4/16	2,000	2,000
Bank of America NA	0.500%	5/5/16	2,000	2,000
[5] Bank of America NA	0.457%	5/9/16	2,000	2,000
[5] Bank of America NA	0.610%	5/17/16	2,000	2,000
[5] Bank of America NA	0.600%	5/23/16	2,000	2,000
Total Other Notes (Cost $23,250)				23,250
Repurchase Agreements (0.1%)
Bank of Montreal
(Dated 12/31/15, Repurchase
Value $1,000,000, collateralized
by U.S. Treasury Note/Bond
1.500%–8.750%, 5/15/17–1/31/22,
with a value of $1,020,000)	0.280%	1/4/16	1,000	1,000
Corporate Bonds (1.4%)
Finance (0.3%)
Australia & New Zealand Banking
Group Ltd.	0.900%	2/12/16	4,000	4,001

Industrial (1.1%)
General Electric Capital Corp.	5.000%	1/8/16	1,887	1,889
[5] Toyota Motor Credit Corp.	0.522%	6/13/16	6,000	6,000
[5] Toyota Motor Credit Corp.	0.527%	10/7/16	5,000	5,000
				12,889
Total Corporate Bonds (Cost $16,890)				16,890
Taxable Municipal Bonds (1.3%)
Taxable Municipal Bonds (1.3%)
[6,7] BlackRock Municipal Bond Trust
TOB VRDO	0.370%	1/4/16	285	285
[6,7] BlackRock Municipal Income
Investment Quality Trust TOB VRDO	0.370%	1/4/16	300	300
[6,7] BlackRock Municipal Income Trust II
TOB VRDO	0.370%	1/4/16	2,000	2,000

			Face	Market
		Maturity Amount		Value •
	Yield[1]	Date	($000)	($000)
[6,7] BlackRock Municipal Income Trust
TOB VRDO	0.370%	1/4/16	1,650	1,650
[6,7] BlackRock MuniHoldings Fund II, Inc.
TOB VRDO	0.370%	1/4/16	330	330
[6,7] BlackRock MuniHoldings Fund, Inc.
TOB VRDO	0.370%	1/4/16	195	195
[6,7] BlackRock MuniHoldings Quality
Fund II, Inc. TOB VRDO	0.370%	1/4/16	1,550	1,550
[6,7] BlackRock MuniHoldings Quality
Fund II, Inc. TOB VRDO	0.370%	1/4/16	390	390
[6,7] BlackRock MuniVest Fund II, Inc.
TOB VRDO	0.370%	1/4/16	1,150	1,150
[6,7] BlackRock MuniVest Fund, Inc.
TOB VRDO	0.370%	1/4/16	1,000	1,000
[6,7] BlackRock MuniYield Investment
Quality Fund TOB VRDO	0.370%	1/4/16	1,000	1,000
[6,7] BlackRock MuniYield Investment
Quality Fund TOB VRDO	0.370%	1/4/16	380	380
[6,7] BlackRock Strategic Municipal Trust
TOB VRDO	0.370%	1/4/16	200	200
[6,7] Los Angeles CA Department of
Water & Power Revenue TOB VRDO	0.410%	1/7/16	145	145
[6] Massachusetts Transportation Fund
Revenue TOB VRDO	0.410%	1/7/16	100	100
[7] New Jersey Housing & Mortgage
Finance Agency Multi-Family
Housing Revenue	0.380%	1/7/16	4,650	4,650
[6] Seattle WA Municipal Light & Power
Revenue TOB VRDO	0.410%	1/7/16	100	100
Total Taxable Municipal Bonds (Cost $15,425)				15,425
Total Investments (98.8%) (Cost $1,202,352) 1,202,352

Amount
				($000)
Other Assets and Liabilities (1.2%)
Other Assets
Investment in Vanguard				102
Receivables for Accrued Income				439
Receivables for Capital Shares Issued				18,819
Other Assets				1
Total Other Assets				19,361
Liabilities
Payables for Investment Securities Purchased				(3,994)
Payables for Capital Shares Redeemed				(298)
Payables to Vanguard				(42)
Total Liabilities				(4,334)
Net Assets (100%)
Applicable to 1,216,900,896 outstanding $.001 par value shares of beneficial interest (unlimited authorization) 1,217,379
Net Asset Value per Share				$1.00

Vanguard Money Market Portfolio

At December 31, 2015, net assets consisted of:
Amount
($000)
Paid-in-Capital	1,217,301
Overdistributed Net Investment Income	(20)
Accumulated Net Realized Gains	98
Net Assets	1,217,379

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At December 31, 2015, the aggregate value of these securities was $195,622,000, representing 16.1% of net assets.
5 Adjustable-rate security.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the aggregate value of these securities was $51,967,000, representing 4.3% of net assets.
7 Scheduled principal and interest payments are guaranteed by bank letter of credit.
TOB—Tender Option Bond.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Money Market Portfolio

Statement of Operations

Year Ended
December 31, 2015
($000)
Investment Income
Income
Interest	2,455
Total Income	2,455
Expenses
The Vanguard Group—Note B
Investment Advisory Services	29
Management and Administrative	1,446
Marketing and Distribution	306
Custodian Fees	23
Auditing Fees	33
Shareholders’ Reports	16
Trustees’ Fees and Expenses	1
Total Expenses	1,854
Expense Reduction—Note B	(1,147)
Net Expenses	707
Net Investment Income	1,748
Realized Net Gain (Loss) on
Investment Securities Sold	10
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,758

Statement of Changes in Net Assets

	Year Ended December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,748	1,193
Realized Net Gain (Loss)	10	9
Net Increase (Decrease) in Net Assets Resulting from Operations	1,758	1,202
Distributions
Net Investment Income	(1,768)	(1,193)
Realized Capital Gain	—	—
Total Distributions	(1,768)	(1,193)
Capital Share Transactions (at $1.00 per share)
Issued	622,839	536,198
Issued in Lieu of Cash Distributions	1,768	1,193
Redeemed	(604,587)	(647,755)
Net Increase (Decrease) from Capital Share Transactions	20,020	(110,364)
Total Increase (Decrease)	20,010	(110,355)
Net Assets
Beginning of Period	1,197,369	1,307,724
End of Period[1]	1,217,379	1,197,369
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($20,000) and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Money Market Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.001	.001	.001	.001	.002
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.001	.001	.001	.001	.002
Distributions
Dividends from Net Investment Income	(.001)	(.001)	(.001)	(.001)	(.002)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.001)	(.001)	(.001)	(.001)	(.002)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.15%	0.10%	0.11%	0.14%	0.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,217	$1,197	$1,308	$1,108	$1,218
Ratio of Total Expenses to
Average Net Assets[1]	0.06%	0.06%	0.06%	0.06%	0.06%
Ratio of Net Investment Income
to Average Net Assets	0.15%	0.10%	0.11%	0.14%	0.17%

1 The ratios of total expenses to average net assets before an expense reduction were 0.16%, 0.16%, 0.16%, 0.16%, and 0.18%.

See Note B in the Notes to Financial Statements.

Notes to Financial Statements

Vanguard Money Market Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

Vanguard Money Market Portfolio

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2015, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2015, the portfolio had contributed to Vanguard capital in the amount of $102,000, representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the portfolio’s daily yield in order to maintain a zero or positive yield for the portfolio. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended December 31, 2015, Vanguard’s expenses were reduced by $1,147,000 (an effective annual rate of 0.10% of the portfolio’s average net assets); the portfolio is not obligated to repay this amount to Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2015, 100% of the market value of the portfolio’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. At December 31, 2015, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 65% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

E. Management has determined that no material events or transactions occurred subsequent to December 31, 2015, that would require recognition or disclosure in these financial statements.

Vanguard Money Market Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Money Market Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 11, 2016

Vanguard Money Market Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Money Market Portfolio	6/30/2015	12/31/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,000.93	$0.30
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.90	0.31

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.06%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365). If certain fees were not voluntarily waived by Vanguard during the period, the annualized expense ratio would have been 0.16% and the expenses paid in the actual and hypothetical examples above would have been $0.81 and $0.82, respectively.

Vanguard® REIT Index Portfolio

After a year of generous returns that far outpaced the broad U.S. stock market, real estate investment trusts more closely followed the rest of the market in 2015. For the 12 months ended December 31, 2015, they provided a very modest gain. Vanguard REIT Index Portfolio returned 2.22%, within range of its target index (2.52%) and slightly behind the average return of competing funds (2.44%).

The table below shows the returns of your portfolio and its comparative standards for the period. For additional perspective, we also present their annualized returns for the past ten years.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Interest rates held fairly steady, so REITs ended with a small gain
After falling in 2014, bond yields fluctuated within a narrower range in 2015. The yield of the 10-year Treasury note ended the period at around 2.30%, just a tad higher than 12 months earlier. This more stable interest rate environment helped keep a lid on REITs’ performance. A year ago, declining rates supported their prospects because lower capital costs in a growing economy can aid REITs’ profit margins. Their yields also became more attractive as rates from fixed income assets fell.

However, as the Federal Reserve raised short-term rates for the first time in nearly a decade—a widely anticipated move—investors saw the possibility of higher rates in the future. That scenario would raise REITs’ debt financing costs, crimping profit margins. It could also make other income-generating investments that carry less risk more attractive. (REITs are required to pay out at least 90% of their income as dividends to investors.)

The muddled picture restrained REITs’ performance. Among the eight subsets of the market, four provided positive returns and four lost ground. The best results came from specialized REITs, which include storage facilities—they returned 22% thanks to strong demand.

Residential REITs also turned in an above-market performance, returning 16% as the rental market continued to benefit from rising apartment rents.

The largest subsector, retail REITs, returned about 5% as rising employment and falling energy prices propped up consumer spending and demand for retail properties.

The largest loser was the hotel and resort REIT subsector, which returned –27%. Despite a healthy tourism market, investors grew concerned about slowing growth and increasing competition from online home-sharing services. This subsector can be highly volatile; its income stream is not as stable as office or retail REITs. But its negative impact on the portfolio was muted by its relatively small size.

Meanwhile, health care and diversified REITs recorded returns of around –7%. Office REITs were nearly flat, and industrial REITs, the smallest subsector, returned about 3%.

Whether gains continue or not, focus on timeless principles
As shown in the table on the left, Vanguard REIT Index Portfolio’s ten-year average annual return is close to the return of its benchmark and exceeds that of its peers. The portfolio’s small gain in 2015 marked its seventh consecutive year of positive returns; four of those exceeded 17%. But the portfolio suffered steep losses in 2007 and 2008. Such volatility is not unusual for any investment that focuses on a specific industry. Interestingly, the portfolio’s ten-year average annual return was close to that of the overall U.S. stock market. This illustration of how the passage of time can smooth out year-to-year fluctuations underscores the value of keeping a long-term perspective.

Total Returns
		Ten Years Ended
		December 31, 2015
	Year Ended	Average
	December 31, 2015	Annual Return
Vanguard REIT Index Portfolio	2.22%	7.32%
REIT Spliced Index[1]	2.52	7.53
Variable Insurance Real Estate Funds Average[2]	2.44	6.10

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios3
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Real Estate
	Portfolio	Funds Average
REIT Index Portfolio	0.27%	1.08%

1 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the portfolio’s expense ratio was 0.27%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard REIT Index Portfolio

Portfolio Profile

As of December 31, 2015

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	151	151	3,960
Median Market Cap $11.1B		$11.1B	$51.4B
Price/Earnings Ratio	36.0x	36.1x	21.9x
Price/Book Ratio	2.3x	2.3x	2.7x
Dividend Yield[3]	4.0%	4.0%	2.1%
Return on Equity	6.8%	6.8%	17.2%
Earnings Growth Rate	18.8%	18.8%	9.5%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	21%	—	—
Expense Ratio[4]	0.27%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	1.00	0.11
Beta	1.00	0.45

Portfolio Allocation by REIT Type

Retail	24.7%
Residential	17.1
Office	13.7
Specialized	14.8
Health Care	12.3
Hotel & Resort	5.6
Diversified	7.3
Industrial	4.5

Ten Largest Holdings[5] (% of total net assets)

Simon Property
Group Inc.	Retail REITs	8.2%
Public Storage	Specialized REITs	5.0
Equity Residential	Residential REITs	4.1
AvalonBay
Communities Inc.	Residential REITs	3.3
Welltower Inc.	Health Care REITs	3.3
Prologis Inc.	Industrial REITs	3.1
Boston Properties Inc.	Office REITs	2.7
Ventas Inc.	Health Care REITs	2.5
Equinix Inc.	Specialized REITs	2.4
HCP Inc.	Health Care REITs	2.4
Top Ten		37.0%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a portfolio). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a portfolio, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI US REIT Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 This dividend yield may include some payments that represent a return of capital, capital gains distribution, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.
4 The expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the REIT Index Portfolio’s expense ratio was 0.27%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard REIT Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2005–December 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2015			of a $10,000
	One Year	Five Years	Ten Years	Investment
REIT Index Portfolio	2.22%	11.63%	7.32%	$20,276
REIT Spliced Index[1]	2.52	11.88	7.53	20,665
Variable Insurance Real Estate
Funds Average[2]	2.44	9.82	6.10	18,085
Dow Jones U.S. Total Stock Market
Float Adjusted Index	0.44	12.14	7.48	20,563

Fiscal Year Total Returns (%): December 31, 2005–December 31, 2015

REIT Index Portfolio
REIT Spliced Index[1]

1 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard REIT Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Real Estate Investment Trusts (100.0%)
Diversified REITs (7.3%)
Duke Realty Corp.	466,980	9,816
VEREIT Inc.	1,223,721	9,692
WP Carey Inc.	134,103	7,912
Liberty Property Trust	202,729	6,295
Spirit Realty Capital Inc.	597,113	5,983
Gramercy Property Trust	568,766	4,391
NorthStar Realty Finance
Corp.	246,537	4,198
Empire State Realty
Trust Inc.	146,302	2,644
Cousins Properties Inc.	278,450	2,626
Washington REIT	92,138	2,493
PS Business Parks Inc.	27,393	2,395
Lexington Realty Trust	287,856	2,303
STORE Capital Corp.	95,378	2,213
Global Net Lease Inc.	228,880	1,820
Select Income REIT	90,418	1,792
American Assets Trust Inc.	45,438	1,742
Investors Real Estate Trust	169,331	1,177
First Potomac Realty Trust	79,604	907
Winthrop Realty Trust	41,935	544
Whitestone REIT	36,076	433
One Liberty Properties Inc.	17,917	384
RAIT Financial Trust	121,723	329
		72,089
Health Care REITs (12.3%)
Welltower Inc.	475,820	32,370
Ventas Inc.	447,415	25,248
HCP Inc.	625,422	23,916
Omega Healthcare
Investors Inc.	250,167	8,751
Senior Housing Properties
Trust	321,133	4,766
Healthcare Trust of
America Inc. Class A	171,882	4,636
Healthcare Realty Trust Inc. 135,896		3,849
Medical Properties
Trust Inc.	316,424	3,642
Care Capital Properties Inc.	112,503	3,439
National Health
Investors Inc.	48,186	2,933
LTC Properties Inc.	46,900	2,023
Physicians Realty Trust	115,233	1,943
Sabra Health Care REIT Inc.	87,904	1,778
New Senior Investment
Group Inc.	117,158	1,155
Universal Health Realty
Income Trust	17,177	859
CareTrust REIT Inc.	62,325	682
		121,990
Hotel & Resort REITs (5.6%)
Host Hotels & Resorts Inc. 1,015,649		15,580
Hospitality Properties Trust	204,902	5,358
Apple Hospitality REIT Inc.	209,665	4,187
LaSalle Hotel Properties	152,981	3,849
RLJ Lodging Trust	177,000	3,829

		Market
		Value•
	Shares	($000)
Sunstone Hotel
Investors Inc.	282,478	3,528
Ryman Hospitality
Properties Inc.	62,474	3,226
Pebblebrook Hotel Trust	97,239	2,725
DiamondRock
Hospitality Co.	271,546	2,620
Xenia Hotels & Resorts Inc.	143,653	2,202
Chesapeake Lodging Trust	80,780	2,033
Summit Hotel Properties Inc.	117,247	1,401
FelCor Lodging Trust Inc.	184,323	1,346
Hersha Hospitality Trust
Class A	58,224	1,267
Chatham Lodging Trust	51,876	1,062
Ashford Hospitality
Trust Inc.	129,195	815
Ashford Hospitality
Prime Inc.	38,561	559
		55,587
Industrial REITs (4.5%)
Prologis Inc.	708,701	30,417
DCT Industrial Trust Inc.	119,492	4,465
First Industrial Realty
Trust Inc.	149,824	3,316
EastGroup Properties Inc.	43,680	2,429
STAG Industrial Inc.	92,198	1,701
Terreno Realty Corp.	35,506	803
Monmouth Real Estate
Investment Corp.	74,280	777
Rexford Industrial Realty Inc.	45,637	747
		44,655
Office REITs (13.7%)
Boston Properties Inc.	207,572	26,474
Vornado Realty Trust	229,342	22,925
SL Green Realty Corp.	134,743	15,223
Alexandria Real Estate
Equities Inc.	97,766	8,834
Kilroy Realty Corp.	124,589	7,884
BioMed Realty Trust Inc.	275,325	6,523
Douglas Emmett Inc.	188,032	5,863
Highwoods Properties Inc.	127,298	5,550
* Equity Commonwealth	166,719	4,623
Paramount Group Inc.	215,145	3,894
Piedmont Office Realty
Trust Inc. Class A	204,545	3,862
Columbia Property Trust Inc.	160,777	3,775
Brandywine Realty Trust	243,326	3,324
Hudson Pacific
Properties Inc.	102,892	2,895
Corporate Office
Properties Trust	127,910	2,792
Mack-Cali Realty Corp.	114,546	2,675
New York REIT Inc.	220,006	2,530
Parkway Properties Inc.	112,896	1,765
Government Properties
Income Trust	95,916	1,522
Franklin Street Properties
Corp.	122,057	1,263

		Market
		Value•
	Shares	($000)
NorthStar Realty Europe
Corp.	78,245	924
Tier REIT Inc.	37,616	555
Easterly Government
Properties Inc.	19,443	334
		136,009
Residential REITs (17.1%)
Equity Residential	492,221	40,160
AvalonBay Communities Inc.	179,683	33,085
Essex Property Trust Inc.	88,893	21,282
UDR Inc.	354,209	13,308
Mid-America Apartment
Communities Inc.	101,947	9,258
Camden Property Trust	117,417	9,013
Apartment Investment &
Management Co.	211,246	8,456
Equity LifeStyle
Properties Inc.	108,172	7,212
American Campus
Communities Inc.	151,910	6,280
Sun Communities Inc.	70,342	4,820
Post Properties Inc.	73,828	4,368
American Homes 4 Rent
Class A	228,210	3,802
Education Realty Trust Inc.	74,944	2,839
Monogram Residential
Trust Inc.	214,094	2,089
Starwood Waypoint
Residential Trust	51,325	1,162
American Residential
Properties Inc.	41,425	783
Silver Bay Realty Trust Corp.	46,467	728
* Campus Crest
Communities Inc.	87,676	596
		169,241
Retail REITs (24.7%)
Simon Property Group Inc.	418,358	81,345
General Growth
Properties Inc.	778,345	21,179
Realty Income Corp.	317,536	16,394
Kimco Realty Corp.	558,644	14,782
Macerich Co.	181,946	14,681
Federal Realty Investment
Trust	93,402	13,646
Regency Centers Corp.	127,231	8,667
National Retail
Properties Inc.	181,817	7,282
DDR Corp.	416,353	7,011
Taubman Centers Inc.	82,193	6,306
Brixmor Property
Group Inc.	242,221	6,254
Weingarten Realty Investors	159,265	5,507
Retail Properties of
America Inc.	320,850	4,739
Tanger Factory Outlet
Centers Inc.	129,724	4,242
Urban Edge Properties	134,271	3,149
Acadia Realty Trust	93,145	3,088

Vanguard REIT Index Portfolio

		Market
		Value•
	Shares	($000)
Kite Realty Group Trust	112,787	2,924
Equity One Inc.	105,142	2,855
CBL & Associates
Properties Inc.	230,627	2,853
WP Glimcher Inc.	250,681	2,660
Retail Opportunity
Investments Corp.	133,689	2,393
Pennsylvania REIT	93,616	2,047
Ramco-Gershenson
Properties Trust	107,162	1,780
Seritage Growth Properties
Class A	33,264	1,338
Inland Real Estate Corp.	122,487	1,301
Alexander’s Inc.	3,099	1,190
Agree Realty Corp.	26,181	890
Saul Centers Inc.	17,258	885
Rouse Properties Inc.	54,986	800
Cedar Realty Trust Inc.	97,825	693
Urstadt Biddle Properties
Inc. Class A	35,948	692
Getty Realty Corp.	36,214	621
		244,194
Specialized REITs (14.8%)
Public Storage	198,806	49,244
Equinix Inc.	79,739	24,113
Digital Realty Trust Inc.	183,592	13,883
Extra Space Storage Inc.	156,591	13,813
Iron Mountain Inc.	270,917	7,318
CubeSmart	228,847	7,007
Sovran Self Storage Inc.	48,489	5,203
EPR Properties	78,198	4,571
Corrections Corp. of
America	158,354	4,195
Gaming and Leisure
Properties Inc.	123,906	3,445
CyrusOne Inc.	85,191	3,190
GEO Group Inc.	101,027	2,921
DuPont Fabros
Technology Inc.	88,513	2,814
QTS Realty Trust Inc.
Class A	52,764	2,380
CoreSite Realty Corp.	40,669	2,307
		146,404
Total Real Estate Investment Trusts
(Cost $956,837)		990,169

	Face	Market
	Amount	Value•
	($000)	($000)
Temporary Cash Investments (0.0%)
U.S. Government and Agency Obligations (0.0%)
[1] Federal Home Loan Bank
Discount Notes,
0.315%, 3/2/16	100	100
United States Treasury Bill,
0.386%, 5/26/16	100	100
Total Temporary Cash Investments
(Cost $200)		200
Total Investments (100.0%)
(Cost $957,037)		990,369

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard		85
Receivables for Investment Securities Sold		746
Receivables for Accrued Income		4,986
Receivables for Capital Shares Issued		263
Total Other Assets		6,080
Liabilities
Payables for Investment Securities Purchased (3,368)
Payables for Capital Shares Redeemed		(662)
Payables to Vanguard		(884)
Other Liabilities		(1,119)
Total Liabilities		(6,033)
Net Assets (100%)
Applicable to 71,930,883 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		990,416
Net Asset Value Per Share		$13.77

At December 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	862,944
Undistributed Net Investment Income	24,982
Accumulated Net Realized Gains	69,158
Unrealized Appreciation (Depreciation)	33,332
Net Assets	990,416

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard REIT Index Portfolio

Statement of Operations

Year Ended
December 31, 2015
($000)
Investment Income
Income
Dividends	28,844
Interest[1]	2
Total Income	28,846
Expenses
The Vanguard Group—Note B
Investment Advisory Services	153
Management and Administrative	2,210
Marketing and Distribution	229
Custodian Fees	55
Auditing Fees	36
Shareholders’ Reports	23
Trustees’ Fees and Expenses	1
Total Expenses	2,707
Net Investment Income	26,139
Realized Net Gain (Loss)
Capital Gain Distributions Received	7,337
Investment Securities Sold	61,773
Futures Contracts	114
Realized Net Gain (Loss)	69,224
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(76,645)
Net Increase (Decrease) in Net Assets
Resulting from Operations	18,718
1 Interest income from an affiliated company of the portfolio was $2,000.

Statement of Changes in Net Assets

	Year Ended December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	26,139	21,720
Realized Net Gain (Loss)	69,224	34,480
Change in Unrealized Appreciation (Depreciation)	(76,645)	155,898
Net Increase (Decrease) in Net Assets Resulting from Operations	18,718	212,098
Distributions
Net Investment Income	(18,254)	(21,192)
Realized Capital Gain[1]	(34,545)	(40,415)
Total Distributions	(52,799)	(61,607)
Capital Share Transactions
Issued	189,377	264,168
Issued in Lieu of Cash Distributions	52,799	61,607
Redeemed	(227,024)	(121,670)
Net Increase (Decrease) from Capital Share Transactions	15,152	204,105
Total Increase (Decrease)	(18,929)	354,596
Net Assets
Beginning of Period	1,009,345	654,749
End of Period[2]	990,416	1,009,345

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $1,018,000 and $877,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $24,982,000 and $17,097,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard REIT Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.17	$11.87	$12.12	$10.90	$10.35
Investment Operations
Net Investment Income	.358	.307	.308	.264	.231
Net Realized and Unrealized Gain (Loss)
on Investments	(.032)	3.061	.002	1.594	.634
Total from Investment Operations	.326	3.368	.310	1.858	.865
Distributions
Dividends from Net Investment Income	(.251)	(.367)	(.255)	(.233)	(.185)
Distributions from Realized Capital Gains	(.475)	(.701)	(.305)	(.405)	(.130)
Total Distributions	(.726)	(1.068)	(.560)	(.638)	(.315)
Net Asset Value, End of Period	$13.77	$14.17	$11.87	$12.12	$10.90

Total Return	2.22%	30.11%	2.33%	17.46%	8.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$990	$1,009	$655	$644	$516
Ratio of Total Expenses to Average Net Assets	0.27%	0.27%	0.27%	0.28%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.60%	3.96%	2.50%	2.36%	2.21%
Portfolio Turnover Rate	21%	11%	19%	8%	13%

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard REIT Index Portfolio

Notes to Financial Statements

Vanguard REIT Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2015, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at December 31, 2015.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

Vanguard REIT Index Portfolio

The portfolio had no borrowings outstanding at December 31, 2015, or at any time during the period then ended.

6. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2015, the portfolio had contributed to Vanguard capital in the amount of $85,000, representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Real Estate Investment Trusts	990,169	—	—
Temporary Cash Investments	—	200	—
Total	990,169	200	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2015, the portfolio had $27,426,000 of ordinary income and $67,457,000 of long-term capital gains available for distribution.

At December 31, 2015, the cost of investment securities for tax purposes was $957,037,000. Net unrealized appreciation of investment securities for tax purposes was $33,332,000, consisting of unrealized gains of $131,362,000 on securities that had risen in value since their purchase and $98,030,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2015, the portfolio purchased $210,403,000 of investment securities and sold $209,443,000 of investment securities, other than temporary cash investments.

Vanguard REIT Index Portfolio

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	13,620	20,295
Issued in Lieu of Cash Distributions	3,777	5,186
Redeemed	(16,709)	(9,411)
Net Increase (Decrease) in Shares Outstanding	688	16,070

At December 31, 2015, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 52% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2015, that would require recognition or disclosure in these financial statements.

Vanguard REIT Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of REIT Index Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of REIT Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 11, 2016

Special 2015 tax information (unaudited) for corporate shareholders only for Vanguard REIT
Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2015, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $33,527,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year. The portfolio designates $31,533,000 of its capital gain dividends as 20% rate gain distributions and $1,994,000 as unrecaptured section 1250 gain distributions (25%
rate gain).

Vanguard REIT Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Portfolio	6/30/2015	12/31/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,091.13	$1.63
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.24	1.58

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.31%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Vanguard® Short-Term Investment-Grade Portfolio

Toward the close of 2015, the Federal Reserve took the long-awaited step of raising its target for overnight interest rates, which had hovered near zero since the Great Recession. Its vote of confidence in the U.S. economy’s resiliency helped short-term bond yields finish higher than where they started for the fiscal year ended December 31, 2015. The upward movement of intermediate-and long-term yields, however, was more muted given the fragile state of global growth and the subdued outlook for inflation.

With yields rising, bond prices adjusted downward, as prices and yields move in opposite directions. Vanguard Short-Term Investment-Grade Portfolio nevertheless returned 1.12% for the fiscal year as the income earned by its holdings more than offset the decline in their prices.

The portfolio finished a step ahead of its expense-free benchmark, the Barclays U.S. 1–5 Year Credit Bond Index, which returned 1.06%. The portfolio also placed ahead of the average return of 0.00% for its peer group.

On December 31, the portfolio’s 30-day SEC yield stood at 2.07%, up from 1.67% a year earlier.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Rising bond yields dampened the portfolio’s returns
As the Fed wound down its third round of bond-buying toward the end of 2014, speculation turned to when it might begin to raise short-term interest rates. The economy’s rebound from an early 2015 slowdown and further improvements in employment were favorable developments. On the other hand, inflation remained worryingly low as oil prices continued to fall. Greece’s debt crisis and slowing economic activity in China and other emerging markets may also have contributed to the Fed’s holding off on a rate increase until mid-December.

With interest rates rising across maturities, the portfolio’s slightly shorter duration helped it modestly outperform its benchmark. (Duration gauges a portfolio’s sensitivity to changes in rates.) The portfolio’s average duration as of December 31 was 2.6 years, compared with 2.7 years for the benchmark. Other contributors included an allocation to commercial mortgage-backed securities, which are not included in the benchmark, and a smaller-than-benchmark allocation to foreign-agency and government-related securities.

The portfolio’s advisor, Vanguard Fixed Income Group, also added value through astute security selection in the noncorporate segment.

On the other side of the ledger, the portfolio’s conservative positioning slightly dragged on performance. The advisor typically holds short-term U.S. Treasuries for liquidity purposes. These securities—roughly 10% of the portfolio’s assets at the end of the fiscal year—didn’t return quite as much as investment-grade securities as a whole.

Over ten years, the portfolio led its peer average but not its index
Over the decade ended December 31,

Total Returns
		Ten Years Ended
		December 31, 2015
	Year Ended	Average
	December 31, 2015	Annual Return
Vanguard Short-Term Investment-Grade Portfolio	1.12%	3.60%
Barclays U.S. 1–5 Year Credit Bond Index	1.06	4.07
Variable Insurance Short-Intermediate Investment Grade
Debt Funds Average[1]	0.00	2.43

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios2
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Short-Intermediate
		Investment Grade
	Portfolio	Debt Funds Average[1]
Short-Term Investment-Grade Portfolio	0.20%	0.61%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the portfolio’s expense ratio was 0.16%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard Short-Term Investment-Grade Portfolio

Portfolio Profile
As of December 31, 2015

Financial Attributes
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Bonds	2,106	2,381	9,681
Yield[3]	2.1%	2.3%	2.6%
Yield to Maturity	2.3%[4]	2.3%	2.6%
Average Coupon	3.2%	3.4%	3.2%
Average Effective
Maturity	3.2 years	2.9 years	7.9 years
Average Duration	2.6 years	2.7 years	5.7 years
Expense Ratio[5]	0.20%	—	—
Short-Term Reserves	0.9%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.69
Beta	0.87	0.37

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	11.5%
1–3 Years	45.2
3–5 Years	29.3
5–7 Years	5.1
7–10 Years	8.5
10–20 Years	0.1
20–30 Years	0.2
Over 30 Years	0.1

Sector Diversification[6] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed 20.3%
Finance	27.4
Foreign	6.8
Government Mortgage-Backed	0.1
Industrial	28.0
Treasury/Agency	12.4
Utilities	4.3
Other	0.7

Distribution by Credit Quality (% of portfolio)

U.S. Government	10.6%
Aaa	17.1
Aa	14.2
A	31.0
Baa	22.9
Ba	1.4
Other	0.1
Not Rated	2.7

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays U.S. 1–5 Year Credit Bond Index.
2 Barclays U.S. Aggregate Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the portfolio’s expense ratio was 0.16%.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Short-Term Investment-Grade Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2005–December 31, 2015

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2015			of a $10,000
	One Year	Five Years	Ten Years	Investment
Short-Term Investment-Grade Portfolio	1.12%	2.07%	3.60%	$14,242
Barclays U.S. 1–5 Year Credit Bond Index	1.06	2.55	4.07	14,906
Variable Insurance Short-Intermediate
Investment Grade Debt Funds Average[1]	0.00	1.05	2.43	12,710
Barclays U.S. Aggregate Bond Index	0.55	3.25	4.51	15,552

Fiscal-Year Total Returns (%): December 31, 2005–December 31, 2015

Short-Term Investment-Grade Portfolio
Barclays U.S. 1–5 Year Credit Bond Index

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Short-Term Investment-Grade Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (12.3%)
U.S. Government Securities (12.2%)
United States Treasury Inflation
Indexed Bonds	0.375%	7/15/25	17,933	17,404
United States Treasury Note/Bond	0.875%	9/15/16	2,300	2,303
United States Treasury Note/Bond	0.500%	9/30/16	50	50
[1] United States Treasury Note/Bond	0.625%	10/15/16	6,800	6,795
United States Treasury Note/Bond	0.375%	10/31/16	3,850	3,838
United States Treasury Note/Bond	0.875%	11/30/16	4,900	4,904
United States Treasury Note/Bond	0.500%	1/31/17	8,000	7,971
United States Treasury Note/Bond	0.875%	1/31/17	10,400	10,405
United States Treasury Note/Bond	0.875%	2/28/17	2,200	2,201
United States Treasury Note/Bond	0.750%	3/15/17	17,300	17,275
United States Treasury Note/Bond	0.500%	3/31/17	5,765	5,740
United States Treasury Note/Bond	1.000%	3/31/17	13,400	13,423
United States Treasury Note/Bond	0.875%	4/15/17	7,750	7,749
United States Treasury Note/Bond	0.750%	4/15/18	2,000	1,981
[2] United States Treasury Note/Bond	0.875%	7/15/18	8,100	8,029
United States Treasury Note/Bond	1.000%	8/15/18	4,900	4,870
United States Treasury Note/Bond	1.000%	9/15/18	3,650	3,625
United States Treasury Note/Bond	1.250%	10/31/18	12,300	12,283
[3] United States Treasury Note/Bond	1.250%	11/15/18	18,050	18,022
United States Treasury Note/Bond	1.500%	12/31/18	4,500	4,521
United States Treasury Note/Bond	1.250%	1/31/19	6,000	5,981
				159,370
Conventional Mortgage-Backed Securities (0.0%)
[4,5] Fannie Mae Pool	6.000%	12/1/16	6	6
[4,5] Fannie Mae Pool	6.500%	9/1/16	4	5
[4,5] Freddie Mac Gold Pool	6.000%	4/1/17	7	7
				18
Nonconventional Mortgage-Backed Securities (0.1%)
[4,5,6] Fannie Mae Pool	2.319%	12/1/32	10	11
[4,5,6] Fannie Mae Pool	2.360%	2/1/37	35	37
[4,5,6] Fannie Mae Pool	2.375%	6/1/33	78	82
[4,5,6] Fannie Mae Pool	2.435%	7/1/32	9	9
[4,5,6] Fannie Mae Pool	2.460%	5/1/33	70	74
[4,5,6] Fannie Mae Pool	2.465%	9/1/32	1	1
[4,5,6] Fannie Mae Pool	2.500%	9/1/32	6	6
[4,5,6] Fannie Mae Pool	2.535%	8/1/33	115	120
[4,5,6] Fannie Mae Pool	2.550%	7/1/33	164	169
[4,5,6] Fannie Mae Pool	2.581%	8/1/37	14	15
[4,5,6] Fannie Mae Pool	2.610%	5/1/33	17	18
[4,5,6] Freddie Mac Non Gold Pool	2.500%	8/1/37	55	59
[4,5,6] Freddie Mac Non Gold Pool	2.504%	9/1/32	3	3
[4,5,6] Freddie Mac Non Gold Pool	2.551%	1/1/33	13	14
[4,5,6] Freddie Mac Non Gold Pool	2.586%	2/1/33	15	15
[4,5,6] Freddie Mac Non Gold Pool	2.643%	9/1/32	23	24
[4,5,6] Freddie Mac Non Gold Pool	2.711%	8/1/33	24	25
[4,5,6] Freddie Mac Non Gold Pool	2.825%	10/1/32	14	15
				697
Total U.S. Government and Agency Obligations
(Cost $160,477)				160,085
Asset-Backed/Commercial Mortgage-Backed Securities (20.5%)
[4] Ally Auto Receivables Trust 2015-1	1.390%	9/16/19	245	244
[4] Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	280	278
[4] Ally Auto Receivables Trust 2015-1	2.260%	10/15/20	100	99
[4] Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	2,050	2,038

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
[4,6] Ally Master Owner Trust Series 2014-1 0.800%		1/15/19	250	250
[4] Ally Master Owner Trust Series 2014-1	1.290%	1/15/19	450	450
[4] Ally Master Owner Trust Series 2014-3	1.330%	3/15/19	270	269
[4,6] American Express Credit Account
Secured Note Trust 2012-4	0.880%	5/15/20	700	698
[4,6,7] American Homes 4 Rent 2014-SFR1	1.351%	6/17/31	127	125
[4,6,7] American Homes 4 Rent 2014-SFR1	1.700%	6/17/31	110	109
[4,7] American Homes 4 Rent 2014-SFR2	3.786%	10/17/36	294	296
[4,7] American Homes 4 Rent 2014-SFR2	4.290%	10/17/36	80	80
[4,7] American Homes 4 Rent 2014-SFR3	3.678%	12/17/36	432	431
[4,7] American Homes 4 Rent 2015-SFR1	3.467%	4/17/52	375	368
[4,7] American Homes 4 Rent 2015-SFR2	3.732%	10/17/45	179	179
[4,7] American Homes 4 Rent 2015-SFR2	4.295%	10/17/45	100	99
[4,7] Americold 2010 LLC Trust Series
2010-ART	4.954%	1/14/29	455	501
[4,7] Americold 2010 LLC Trust Series
2010-ART	6.811%	1/14/29	275	316
[4] AmeriCredit Automobile Receivables
Trust 2013-1	1.570%	1/8/19	80	80
[4] AmeriCredit Automobile Receivables
Trust 2013-2	1.790%	3/8/19	300	300
[4] AmeriCredit Automobile Receivables
Trust 2013-3	2.380%	6/10/19	400	402
[4] AmeriCredit Automobile Receivables
Trust 2013-3	3.000%	7/8/19	500	502
[4] AmeriCredit Automobile Receivables
Trust 2013-4	2.720%	9/9/19	80	81
[4] AmeriCredit Automobile Receivables
Trust 2013-4	3.310%	10/8/19	110	112
[4] AmeriCredit Automobile Receivables
Trust 2013-5	2.290%	11/8/19	155	155
[4] AmeriCredit Automobile Receivables
Trust 2013-5	2.860%	12/9/19	175	176
[4] AmeriCredit Automobile Receivables
Trust 2014-1	2.150%	3/9/20	100	100
[4] AmeriCredit Automobile Receivables
Trust 2014-2	2.180%	6/8/20	280	279
[4] AmeriCredit Automobile Receivables
Trust 2015-3	1.540%	3/9/20	650	646
[4] AmeriCredit Automobile Receivables
Trust 2015-3	2.080%	9/8/20	170	169
[4] AmeriCredit Automobile Receivables
Trust 2015-3	2.730%	3/8/21	290	289
[4] AmeriCredit Automobile Receivables
Trust 2015-3	3.340%	8/8/21	200	198
[4,7] AOA 2015-1177 Mortgage Trust	2.957%	12/13/29	280	281
[4,7] Applebee’s Funding LLC/
IHOP Funding LLC 2014-1	4.277%	9/5/44	270	273
[4,7] ARI Fleet Lease Trust 2015-A	1.670%	9/15/23	160	158
[4,7] ARL Second LLC 2014-1A	2.920%	6/15/44	232	232
[4,6,7] Arran Residential Mortgages Funding
2011-1 plc	1.817%	11/19/47	70	70
[4,7] Aventura Mall Trust 2013-AVM	3.743%	12/5/32	480	500
[4,7] Avis Budget Rental Car Funding
AESOP LLC 2013-1A	1.920%	9/20/19	360	357
[4,7] Avis Budget Rental Car Funding
AESOP LLC 2013-2A	2.970%	2/20/20	500	509
[4,7] Avis Budget Rental Car Funding
AESOP LLC 2015-1A	2.500%	7/20/21	730	721

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4,7] Avis Budget Rental Car Funding
	AESOP LLC 2015-2A	2.630%	12/20/21	650	643
[4,7] BAMLL Commercial Mortgage
	Securities Trust 2012-PARK	2.959%	12/10/30	125	124
[4]	Banc of America Commercial Mortgage
	Trust 2006-5	5.415%	9/10/47	498	506
[4]	Banc of America Commercial Mortgage
	Trust 2006-6	5.347%	10/10/45	516	526
[4]	Banc of America Commercial Mortgage
	Trust 2007-2	5.568%	4/10/49	790	815
[4]	Banc of America Commercial Mortgage
	Trust 2008-1	6.171%	2/10/51	1,369	1,450
[4]	Banc of America Commercial Mortgage
	Trust 2008-1	6.215%	2/10/51	130	138
[4]	Banc of America Commercial Mortgage
	Trust 2015-UBS7	3.705%	9/15/48	220	226
[4]	Banc of America Commercial Mortgage
	Trust 2015-UBS7	4.367%	9/15/48	65	68
[4]	Banc of America Commercial Mortgage
	Trust 2015-UBS7	4.367%	9/15/48	40	39
[4,8] Banc of America Funding 2006-H Trust 2.871%			9/20/46	442	362
[4]	Bank of America Mortgage
	2002-J Trust	3.735%	9/25/32	1	1
[4,6,7] Bank of America Student Loan Trust
	2010-1A	1.120%	2/25/43	564	556
	Bank of Nova Scotia	1.850%	4/14/20	460	452
[4,7] Beacon Container Finance LLC
	2012-1A	3.720%	9/20/27	304	303
[4,8] Bear Stearns ARM Trust 2006-4		2.687%	10/25/36	626	538
[4,8] Bear Stearns ARM Trust 2007-3		2.802%	5/25/47	518	440
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR13	5.533%	9/11/41	491	499
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR16	5.722%	6/11/40	438	452
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.650%	6/11/50	1,954	2,050
[4,6,7] BMW Floorplan Master Owner Trust
	2015-1A	0.830%	7/15/20	1,145	1,137
[4]	BMW Vehicle Owner Trust 2015-2	1.550%	2/20/19	570	566
[4,6] Brazos Higher Education Authority Inc.
	Series 2005-3	0.803%	6/25/26	350	337
[4,6] Brazos Higher Education Authority Inc.
	Series 2011-1	1.182%	2/25/30	642	638
[4]	Cabela’s Credit Card Master Note Trust
	2015-1A	2.260%	3/15/23	220	219
[4,6] Cabela’s Credit Card Master Note Trust
	2015-2A	1.001%	7/17/23	600	598
[4,7] CAL Funding II Ltd. Series 2012-1A		3.470%	10/25/27	137	135
[4,7] CAL Funding II Ltd. Series 2013-1A		3.350%	3/27/28	254	247
[4,7] California Republic Auto Receivables
	Trust 2015-4	2.580%	6/15/21	400	399
[7]	Canadian Imperial Bank of Commerce	2.250%	7/21/20	530	529
[4]	Capital Auto Receivables Asset Trust
	2013-1	1.290%	4/20/18	150	150
[4]	Capital Auto Receivables Asset Trust
	2013-1	1.740%	10/22/18	130	130
[4]	Capital Auto Receivables Asset Trust
	2013-3	3.690%	2/20/19	315	320
[4]	Capital Auto Receivables Asset Trust
	2013-4	1.470%	7/20/18	545	545
[4]	Capital Auto Receivables Asset Trust
	2013-4	2.060%	10/22/18	370	371
[4]	Capital Auto Receivables Asset Trust
	2013-4	2.670%	2/20/19	330	333
[4]	Capital Auto Receivables Asset Trust
	2013-4	3.220%	5/20/19	290	295
[4]	Capital Auto Receivables Asset Trust
	2014-1	1.690%	10/22/18	300	300
[4]	Capital Auto Receivables Asset Trust
	2014-1	2.220%	1/22/19	150	150

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4]	Capital Auto Receivables Asset Trust
	2014-1	2.840%	4/22/19	100	101
[4]	Capital Auto Receivables Asset Trust
	2014-1	3.390%	7/22/19	100	101
[4]	Capital Auto Receivables Asset Trust
	2015-3	1.940%	1/21/20	530	528
[4]	Capital Auto Receivables Asset Trust
	2015-3	2.130%	5/20/20	520	518
[4]	Capital Auto Receivables Asset Trust
	2015-3	2.430%	9/21/20	150	149
[4]	Capital Auto Receivables Asset Trust
	2015-3	2.900%	12/21/20	170	170
[4,6] Capital One Multi-Asset Execution
	Trust 2014-A3	0.710%	1/18/22	935	932
[4]	Capital One Multi-asset Execution
	Trust 2015-A4	2.750%	5/15/25	1,450	1,463
[4]	Capital One Multi-asset Execution
	Trust 2015-A8	2.050%	8/15/23	2,120	2,091
[4]	Carmax Auto Owner Trust 2013-3	1.910%	3/15/19	140	140
[4]	Carmax Auto Owner Trust 2013-3	2.850%	2/18/20	85	86
[4]	Carmax Auto Owner Trust 2014-1	1.690%	8/15/19	50	50
[4]	Carmax Auto Owner Trust 2014-1	1.930%	11/15/19	100	99
[4]	Carmax Auto Owner Trust 2015-1	1.830%	7/15/20	70	70
[4]	Carmax Auto Owner Trust 2015-2	3.040%	11/15/21	140	139
[4]	Carmax Auto Owner Trust 2015-3	1.980%	2/16/21	280	278
[4]	Carmax Auto Owner Trust 2015-3	2.280%	4/15/21	107	106
[4]	Carmax Auto Owner Trust 2015-3	2.680%	6/15/21	150	149
[4]	CenterPoint Energy Transition
	Bond Co. IV LLC 2012-1	2.161%	10/15/21	700	704
[4,7] CFCRE Commercial Mortgage Trust
	2011-C1	5.870%	4/15/44	36	40
[4,7] CFCRE Commercial Mortgage Trust
	2011-C2	5.574%	12/15/47	390	449
[4,6] Chase Issuance Trust 2007-C1		0.790%	4/15/19	800	797
[4]	CHL Mortgage Pass-Through Trust
	2003-HYB3	2.669%	11/19/33	30	28
[4,8] CHL Mortgage Pass-Through Trust
	2006-HYB1	2.526%	3/20/36	319	277
[4,8] CHL Mortgage Pass-Through Trust
	2007-HYB2	2.703%	2/25/47	349	304
[4,7] Chrysler Capital Auto Receivables Trust
	2013-AA	1.830%	3/15/19	100	100
[4,7] Chrysler Capital Auto Receivables Trust
	2013-AA	2.280%	7/15/19	115	115
[4,7] Chrysler Capital Auto Receivables Trust
	2013-AA	2.930%	8/17/20	125	123
[4,7] Chrysler Capital Auto Receivables Trust
	2014-AA	2.280%	11/15/19	240	238
[4,7] Chrysler Capital Auto Receivables Trust
	2015-BA	2.260%	10/15/20	500	498
[4,7] Chrysler Capital Auto Receivables Trust
	2015-BA	2.700%	12/15/20	160	159
[4,7] Chrysler Capital Auto Receivables Trust
	2015-BA	3.260%	4/15/21	245	245
[4,7] Chrysler Capital Auto Receivables Trust
	2015-BA	4.170%	1/16/23	375	374
[4,7] Cit Equipment Collateral 2013-VT1		1.130%	7/20/20	260	260
[4,6] Citibank Credit Card Issuance Trust
	2008-A7	1.777%	5/20/20	1,220	1,248
[4]	Citibank Credit Card Issuance Trust
	2014-A1	2.880%	1/23/23	200	204
[4]	Citibank Credit Card Issuance Trust
	2014-A6	2.150%	7/15/21	2,240	2,251
[4]	Citigroup Commercial Mortgage Trust
	2012-GC8	3.024%	9/10/45	150	151
[4,7] Citigroup Commercial Mortgage Trust
	2012-GC8	3.683%	9/10/45	52	54
[4]	Citigroup Commercial Mortgage Trust
	2013-GC11	1.987%	4/10/46	115	115
[4]	Citigroup Commercial Mortgage Trust
	2013-GC11	3.093%	4/10/46	150	150

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4]	Citigroup Commercial Mortgage Trust
	2013-GC15	3.161%	9/10/46	565	580
[4]	Citigroup Commercial Mortgage Trust
	2013-GC15	3.942%	9/10/46	200	212
[4,6,7] Citigroup Commercial Mortgage Trust
	2014-388G	1.081%	6/15/33	500	497
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	4.023%	3/10/47	110	115
[4]	Citigroup Commercial Mortgage Trust
	2014-GC21	3.477%	5/10/47	270	276
[4]	Citigroup Commercial Mortgage Trust
	2014-GC21	3.575%	5/10/47	125	128
[4]	Citigroup Commercial Mortgage Trust
	2014-GC21	3.855%	5/10/47	970	1,007
[4]	Citigroup Commercial Mortgage Trust
	2014-GC23	3.622%	7/10/47	140	143
[4]	Citigroup Commercial Mortgage Trust
	2014-GC23	3.863%	7/10/47	250	254
[4]	Citigroup Commercial Mortgage Trust
	2014-GC23	4.175%	7/10/47	90	92
[4]	Citigroup Commercial Mortgage Trust
	2014-GC23	4.453%	7/10/47	153	151
[4]	Citigroup Commercial Mortgage Trust
	2014-GC25	3.372%	10/10/47	370	370
[4]	Citigroup Commercial Mortgage Trust
	2014-GC25	3.635%	10/10/47	935	951
[4]	Citigroup Commercial Mortgage Trust
	2015-GC27	2.944%	2/10/48	180	178
[4]	Citigroup Commercial Mortgage Trust
	2015-GC27	3.137%	2/10/48	480	469
[4]	Citigroup Commercial Mortgage Trust
	2015-GC31	3.762%	6/10/48	415	425
[4]	Citigroup Commercial Mortgage Trust
	2015-GC33	3.778%	9/10/58	890	911
[4]	Citigroup Commercial Mortgage Trust
	2015-GC33	4.571%	9/10/58	195	201
[4]	Citigroup Commercial Mortgage Trust
	2015-GC33	4.571%	9/10/58	100	95
[4,8] Citigroup Mortgage Loan Trust
	2007-AR8	2.797%	7/25/37	244	224
[4,7] CKE Restaurant Holdings Inc. 2013-1A		4.474%	3/20/43	551	549
[4,7] CLI Funding V LLC 2013-1A		2.830%	3/18/28	479	464
[4]	COBALT CMBS Commercial Mortgage
	Trust 2007-C2	5.484%	4/15/47	551	570
[4,6,7] Colony American Homes 2014-1		1.400%	5/17/31	288	284
[4,6,7] Colony American Homes 2014-1		1.600%	5/17/31	395	389
[4,6,7] Colony American Homes 2015-1		1.550%	7/17/32	270	267
[4,6,7] Colony American Homes Single-Family
	Rental Pass-Through Certificates
	2014-2	1.563%	7/17/31	350	345
[4]	COMM 15-CR22 Mortgage Trust	3.309%	3/10/48	685	680
[4]	COMM 2006-C8 Mortgage Trust	5.292%	12/10/46	508	520
[4]	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	832	847
[4]	COMM 2007-C9 Mortgage Trust	5.796%	12/10/49	590	614
[4]	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	75	76
[4]	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	100	104
[4]	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	260	258
[4]	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	70	69
[4]	COMM 2012-CR3 Mortgage Trust	2.822%	10/15/45	505	500
[4]	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	270	287
[4]	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	1,047	1,122
[4]	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	350	366
[4]	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	870	921
[4]	COMM 2013-CCRE13 Mortgage Trust	4.753%	12/10/23	110	119
[4]	COMM 2013-CCRE13 Mortgage Trust	4.753%	12/10/23	200	205
[4]	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	1,165	1,201
[4]	COMM 2013-CCRE9 Mortgage Trust	4.233%	7/10/45	635	684
[4,7] COMM 2013-CCRE9 Mortgage Trust		4.257%	7/10/45	250	266
[4]	COMM 2013-CCRE9 Mortgage Trust	2.972%	8/10/46	550	558
[4]	COMM 2013-CCRE9 Mortgage Trust	3.795%	8/10/46	250	264
[4]	COMM 2013-CR13 Mortgage Trust	4.194%	11/10/23	650	693

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4,7] COMM 2013-CR9 Mortgage Trust		4.257%	7/10/45	200	198
[4]	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	520	531
[4,7] COMM 2013-LC13 Mortgage Trust		3.774%	8/10/46	250	263
[4]	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	315	337
[4,7] COMM 2013-LC13 Mortgage Trust		4.557%	8/10/46	435	469
[4]	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	100	100
[4,7] COMM 2013-SFS Mortgage Trust		2.987%	4/12/35	110	109
[4,7] COMM 2014-277P Mortgage Trust		3.611%	8/10/49	910	927
[4]	COMM 2014-CCRE14 Mortgage Trust	3.743%	2/10/47	130	136
[4]	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	300	304
[4]	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	390	412
[4]	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	250	269
[4]	COMM 2014-CCRE15 Mortgage Trust	4.715%	2/10/47	150	163
[4]	COMM 2014-CR14 Mortgage Trust	4.236%	2/10/47	240	257
[4]	COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	1,070	1,120
[4]	COMM 2014-CR17 Mortgage Trust	4.174%	5/10/47	650	685
[4]	COMM 2014-CR17 Mortgage Trust	4.735%	5/10/47	80	82
[4]	COMM 2014-CR18 Mortgage Trust	3.452%	7/15/47	300	312
[4]	COMM 2014-CR18 Mortgage Trust	3.828%	7/15/47	715	742
[4]	COMM 2014-CR20 Mortgage Trust	3.590%	11/10/47	795	807
[4]	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	465	484
[4]	COMM 2014-LC19 Mortgage Trust	3.040%	2/10/48	90	91
[4]	COMM 2015-CR24 Mortgage Trust	3.445%	8/10/55	200	207
[4]	COMM 2015-CR24 Mortgage Trust	3.696%	8/10/55	415	424
[4]	COMM 2015-CR25 Mortgage Trust	3.759%	8/10/48	970	993
[4]	COMM 2015-CR26 Mortgage Trust	3.630%	10/10/48	970	981
[4]	COMM 2015-CR27 Mortgage Trust	3.612%	10/10/48	570	576
[4]	COMM 2015-CR27 Mortgage Trust	4.472%	10/10/48	210	204
[4]	Commercial Mortgage Trust 2006-GG7	5.826%	7/10/38	251	252
[7]	Commonwealth Bank of Australia	2.000%	6/18/19	600	598
[7]	Commonwealth Bank of Australia	2.125%	7/22/20	750	740
[4,7] Core Industrial Trust 2015-TEXW		3.077%	2/10/34	1,040	1,033
[4]	Credit Suisse Commercial Mortgage
	Trust Series 2006-C3	5.816%	6/15/38	461	463
[4]	Credit Suisse Commercial Mortgage
	Trust Series 2008-C1	6.067%	2/15/41	788	840
[4]	CSAIL Commercial Mortgage Trust
	2015-C2	3.504%	6/15/57	1,000	1,004
[4]	CSAIL Commercial Mortgage Trust
	2015-C3	3.718%	8/15/48	1,040	1,061
[4]	CSAIL Commercial Mortgage Trust
	2015-C3	4.112%	8/15/48	220	216
[4]	CSAIL Commercial Mortgage Trust
	2015-C3	4.362%	8/15/48	240	221
[4]	CSAIL Commercial Mortgage Trust
	2015-C4	3.808%	11/15/48	725	742
[4,7] DB Master Finance LL 2015-1		3.262%	2/20/45	216	214
[4]	Discover Card Execution Note Trust
	2012-A6	1.670%	1/18/22	2,700	2,668
[4,6] Discover Card Execution Note Trust
	2013-A1	0.631%	8/17/20	547	545
[4]	Discover Card Execution Note Trust
	2014-A4	2.120%	12/15/21	1,400	1,403
[4]	Discover Card Execution Note Trust
	2015-A4	2.190%	4/17/23	2,000	1,982
[4,7] Drive Auto Receivables Trust 2015-A		2.280%	6/17/19	380	380
[4,7] Drive Auto Receivables Trust 2015-A		3.060%	5/17/21	190	190
[4,7] Drive Auto Receivables Trust 2015-A		4.120%	7/15/22	140	139
[4,7] Drive Auto Receivables Trust 2015-B		1.300%	6/15/18	160	160
[4,7] Drive Auto Receivables Trust 2015-BA		2.120%	6/17/19	180	179
[4,7] Drive Auto Receivables Trust 2015-BA		2.760%	7/15/21	420	417
[4,7] Drive Auto Receivables Trust 2015-BA		3.840%	7/15/21	250	246
[4,7] Drive Auto Receivables Trust 2015-C		2.230%	9/16/19	345	344
[4,7] Drive Auto Receivables Trust 2015-C		3.010%	5/17/21	515	509
[4,7] Drive Auto Receivables Trust 2015-C		4.200%	9/15/21	380	376
[4,7] Drive Auto Receivables Trust 2015-DA		1.590%	12/17/18	680	677
[4,7] Drive Auto Receivables Trust 2015-DA		2.590%	12/16/19	750	747
[4,7] Drive Auto Receivables Trust 2015-DA		3.380%	11/15/21	750	746
[4,7] Drive Auto Receivables Trust 2015-DA		4.590%	1/17/23	750	747
[4,6,7] Edsouth Indenture No 5 LLC 2015-1		1.222%	10/25/56	816	803

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4,7] Enterprise Fleet Financing LLC Series
	2012-2	0.930%	4/20/18	132	132
[4,7] Enterprise Fleet Financing LLC Series
	2015-1	1.740%	9/20/20	140	138
[4,7] Enterprise Fleet Financing LLC Series
	2015-2	2.090%	2/22/21	600	591
[4,6] Fannie Mae Connecticut Avenue
	Securities 2015-C01	1.922%	2/25/25	82	82
[4,6] Fannie Mae Connecticut Avenue
	Securities 2015-C01	1.922%	2/25/25	53	53
[4,6] Fannie Mae Connecticut Avenue
	Securities 2015-C02	1.572%	5/25/25	135	134
[4,6] Fannie Mae Connecticut Avenue
	Securities 2015-C02	1.622%	5/25/25	252	251
[4,6] Fannie Mae Connecticut Avenue
	Securities 2015-C03	1.922%	7/25/25	335	335
[4,6] Fannie Mae Connecticut Avenue
	Securities 2015-C03	1.922%	7/25/25	425	425
[4,6] Fannie Mae Connecticut Avenue
	Securities 2015-C04	2.022%	4/25/28	484	484
[4,6] Fannie Mae Connecticut Avenue
	Securities 2015-C04	2.122%	4/25/28	237	237
[4,8] First Horizon Mortgage Pass-Through
	Trust 2006-AR3	2.121%	11/25/36	236	208
[8]	First Horizon Mortgage Pass-Through
	Trust 2006-AR4	2.731%	1/25/37	532	469
[4]	Ford Credit Auto Lease Trust 2014-A	1.160%	8/15/17	540	539
[4]	Ford Credit Auto Lease Trust 2015-A	1.310%	8/15/18	200	198
[4]	Ford Credit Auto Lease Trust 2015-B	1.540%	2/15/19	420	417
[4]	Ford Credit Auto Lease Trust 2015-B	1.920%	3/15/19	380	377
[4]	Ford Credit Auto Owner Trust 2013-C	1.680%	11/15/18	100	100
[4]	Ford Credit Auto Owner Trust 2013-D	1.540%	3/15/19	300	299
[4]	Ford Credit Auto Owner Trust 2013-D	1.720%	7/15/19	310	309
[4,7] Ford Credit Auto Owner Trust 2014-1		2.260%	11/15/25	630	630
[4,7] Ford Credit Auto Owner Trust 2014-1		2.410%	11/15/25	160	159
[4,7] Ford Credit Auto Owner Trust 2014-2		2.310%	4/15/26	630	629
[4,7] Ford Credit Auto Owner Trust 2014-2		2.510%	4/15/26	140	139
[4,7] Ford Credit Auto Owner Trust 2015-1		2.120%	7/15/26	510	505
[4,7] Ford Credit Auto Owner Trust 2015-2		2.440%	1/15/27	1,500	1,494
[4]	Ford Credit Auto Owner Trust 2015-B	2.040%	10/15/20	310	308
[4]	Ford Credit Auto Owner Trust 2015-C	2.010%	3/15/21	295	293
[4]	Ford Credit Auto Owner Trust 2015-C	2.260%	3/15/22	135	134
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2012-2	1.920%	1/15/19	700	704
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2012-5	1.490%	9/15/19	2,722	2,703
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2012-5	1.690%	9/15/19	200	199
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2012-5	2.140%	9/15/19	200	200
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2013-1	1.370%	1/15/18	640	640
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2013-1	1.820%	1/15/18	240	240
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2013-4	2.100%	6/15/20	150	150
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2013-4	2.290%	6/15/20	150	150
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2013-4	2.790%	6/15/20	60	60
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2014-1	1.400%	2/15/19	200	200
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2014-1	2.310%	2/15/21	100	100
[4,6] Ford Credit Floorplan Master Owner
	Trust A Series 2014-2	0.830%	2/15/21	130	130
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2014-4	1.400%	8/15/19	1,680	1,673
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2015-2	1.980%	1/15/22	273	270

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2015-5	2.390%	8/15/22	1,850	1,848
[4,6] Freddie Mac Structured Agency Credit
	Risk Debt Notes 2015-HQA1	1.672%	3/25/28	258	259
[4,7] FRS I LLC 2013-1A		1.800%	4/15/43	99	98
[4,7] FRS I LLC 2013-1A		3.080%	4/15/43	489	486
[4,6] GE Capital Credit Card Master Note
	Trust Series 2011-2	1.330%	5/15/19	1,200	1,200
[4]	GE Capital Credit Card Master Note
	Trust Series 2012-2	2.220%	1/15/22	2,000	2,006
[4]	GE Capital Credit Card Master Note
	Trust Series 2012-6	1.360%	8/17/20	1,560	1,550
[4,6] GE Dealer Floorplan Master Note Trust
	Series 2012-2	1.152%	4/22/19	900	901
[4,6] GE Dealer Floorplan Master Note Trust
	Series 2015-2	1.052%	1/20/22	500	489
[4,7] GM Financial Leasing Trust 2014-1A		1.760%	5/21/18	300	300
[4]	GM Financial Leasing Trust 2015-1	1.730%	6/20/19	150	149
[4]	GM Financial Leasing Trust 2015-2	2.420%	7/22/19	140	140
[4]	GM Financial Leasing Trust 2015-2	2.990%	7/22/19	120	119
[4]	GM Financial Leasing Trust 2015-3	1.690%	3/20/19	670	665
[4]	GM Financial Leasing Trust 2015-3	1.810%	11/20/19	70	69
[4]	GM Financial Leasing Trust 2015-3	2.320%	11/20/19	90	89
[4]	GM Financial Leasing Trust 2015-3	2.980%	11/20/19	190	188
[4]	GM Financial Leasing Trust 2015-3	3.480%	8/20/20	190	188
[4]	GMACM Mortgage Loan Trust
	2005-AR6	3.036%	11/19/35	94	88
[4,7] GMF Floorplan Owner Revolving Trust
	2015-1	1.650%	5/15/20	1,450	1,432
[4,7] GMF Floorplan Owner Revolving Trust
	2015-1	1.970%	5/15/20	150	149
[4,7] Golden Credit Card Trust 2012-2A		1.770%	1/15/19	1,695	1,697
[4,6,7] Golden Credit Card Trust 2015-1A		0.771%	2/15/20	1,200	1,197
[4,7] Golden Credit Card Trust 2015-2A		2.020%	4/15/22	1,345	1,325
[4,7] GRACE 2014-GRCE Mortgage Trust		3.369%	6/10/28	500	512
[4,7] Great America Leasing Receivables
	2013-1	1.160%	5/15/18	281	280
[4,7] Great America Leasing Receivables
	2015-1	2.020%	6/21/21	120	119
[4,7] GS Mortgage Securities Trust 2010-C2 5.188%			12/10/43	100	109
[4,7] GS Mortgage Securities Trust
	2011-GC3	5.642%	3/10/44	70	77
[4,7] GS Mortgage Securities Trust
	2012-ALOHA	3.551%	4/10/34	790	813
[4,7] GS Mortgage Securities Trust
	2012-BWTR	2.954%	11/5/34	860	855
[4,7] GS Mortgage Securities Trust
	2012-GC6	4.948%	1/10/45	25	28
[4]	GS Mortgage Securities Trust
	2013-GC13	4.036%	7/10/46	525	560
[4,7] GS Mortgage Securities Trust
	2013-GC13	4.069%	7/10/46	140	139
[4]	GS Mortgage Securities Trust
	2013-GC14	3.955%	8/10/46	575	616
[4]	GS Mortgage Securities Trust
	2013-GCJ12	3.135%	6/10/46	225	225
[4]	GS Mortgage Securities Trust
	2013-GCJ12	3.777%	6/10/46	200	204
[4]	GS Mortgage Securities Trust
	2013-GCJ14	2.995%	8/10/46	470	485
[4]	GS Mortgage Securities Trust
	2013-GCJ14	3.817%	8/10/46	200	210
[4]	GS Mortgage Securities Trust
	2013-GCJ14	4.243%	8/10/46	1,015	1,087
[4]	GS Mortgage Securities Trust
	2014-GC20	3.998%	4/10/47	860	899
[4]	GS Mortgage Securities Trust
	2014-GC24	3.931%	9/10/47	990	1,029
[4]	GS Mortgage Securities Trust
	2014-GC24	4.508%	9/10/47	230	239

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4]	GS Mortgage Securities Trust
	2014-GC24	4.529%	9/10/47	330	326
[4]	GS Mortgage Securities Trust
	2014-GC26	3.629%	11/10/47	350	359
[4]	GS Mortgage Securities Trust
	2015-GC28	3.396%	2/10/48	170	169
[4]	GS Mortgage Securities Trust
	2015-GC30	3.382%	5/10/50	530	527
[4]	GS Mortgage Securities Trust
	2015-GC32	3.764%	7/10/48	370	379
[4]	GS Mortgage Securities Trust
	2015-GC32	4.402%	7/10/48	155	161
[4]	GS Mortgage Securities Trust
	2015-GC32	4.412%	7/10/48	70	68
[4]	GS Mortgage Securities Trust
	2015-GC34	3.506%	10/10/48	940	942
[4]	GS Mortgage Securities Trust
	2015-GC34	4.466%	10/10/48	310	317
[4]	GS Mortgage Securities Trust
	2015-GC34	4.655%	10/10/48	310	299
[7]	GTP Acquisition Partners I LLC	3.482%	6/16/25	630	609
[4,7] Hertz Vehicle Financing LLC 2010-1A		3.740%	2/25/17	417	418
[4,7] Hertz Vehicle Financing LLC 2011-1A		3.290%	3/25/18	1,330	1,346
[4,7] Hertz Vehicle Financing LLC 2013-1A		1.830%	8/25/19	1,500	1,480
[4,7] Hertz Vehicle Financing LLC 2015-3		2.670%	9/25/21	400	396
[4,7] Hilton USA Trust 2013-HLT		2.662%	11/5/30	380	380
[4,7] Hilton USA Trust 2013-HLT		3.367%	11/5/30	395	394
[4,7] Hilton USA Trust 2013-HLT		3.714%	11/5/30	180	180
[4,7] Houston Galleria Mall Trust 2015-HGLR 3.087%			3/5/37	770	749
[4,7] Hudsons Bay Simon JV Trust 2015-HB7 3.914%			8/5/34	500	512
[4,7] Hyundai Auto Lease Securitization
	Trust 2014-A	1.300%	7/16/18	200	199
[4,7] Hyundai Auto Lease Securitization
	Trust 2014-B	1.540%	12/17/18	250	249
[4,7] Hyundai Auto Lease Securitization
	Trust 2015-A	1.650%	8/15/19	370	370
[4,7] Hyundai Auto Lease Securitization
	Trust 2015-A	2.070%	11/15/19	500	499
[4,7] Hyundai Auto Lease Securitization
	Trust 2015-B	2.210%	5/15/20	375	375
[4]	Hyundai Auto Receivables Trust
	2012-B	1.950%	10/15/18	200	200
[4]	Hyundai Auto Receivables Trust
	2013-B	1.450%	2/15/19	160	160
[4]	Hyundai Auto Receivables Trust
	2013-B	2.480%	9/16/19	250	252
[4]	Hyundai Auto Receivables Trust
	2013-C	2.480%	3/15/19	150	151
[4]	Hyundai Auto Receivables Trust
	2013-C	3.090%	1/15/20	130	132
[4]	Hyundai Auto Receivables Trust
	2014-A	2.020%	8/15/19	200	199
[4]	Hyundai Auto Receivables Trust
	2014-A	2.530%	7/15/20	140	141
[4]	Hyundai Auto Receivables Trust
	2014-B	2.100%	11/15/19	250	249
[4]	Hyundai Auto Receivables Trust
	2015-C	2.150%	11/15/21	90	90
[4]	Hyundai Auto Receivables Trust
	2015-C	2.550%	11/15/21	210	209
[4,6,7] Hyundai Floorplan Master Owner Trust
	Series 2013-1	0.980%	5/15/18	150	150
[4,7] Icon Brands Holdings LLC 2012-1		4.229%	1/25/43	403	372
[6]	Illinois Student Assistance Commission
	Series 2010-1	1.370%	4/25/22	334	334
[4,6,7] Invitation Homes 2014-SFR1 Trust		1.851%	6/17/31	610	601
[4,6,7] Invitation Homes 2014-SFR2 Trust		1.451%	9/17/31	290	286
[4,6,7] Invitation Homes 2014-SFR2 Trust		1.951%	9/17/31	220	217
[4,6,7] Invitation Homes 2015-SFR2 Trust		1.700%	6/17/32	196	194
[4,7] Irvine Core Office Trust 2013-IRV		3.173%	5/15/48	350	348
[4]	John Deere Owner Trust 2015-B	1.780%	6/15/22	90	90

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2006-LDP6 5.471%		4/15/43	526	527
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2006-LDP7 5.909%		4/15/45	444	448
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2007-C1	5.716%	2/15/51	118	122
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-CIBC20	5.746%	2/12/51	929	972
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2007-LDP10 5.439%		1/15/49	893	918
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2007-LDP12 5.850%		2/15/51	639	669
[4,7] JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C1	4.608%	6/15/43	120	124
[4,7] JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	3.616%	11/15/43	75	77
[4,7] JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	4.070%	11/15/43	70	74
[4,7] JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	5.551%	11/15/43	170	182
[4,7] JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	5.551%	11/15/43	150	161
[4,7] JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C3	4.388%	2/15/46	440	459
[4,7] JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C3	4.717%	2/15/46	625	680
[4,7] JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C3	5.360%	2/15/46	70	74
[4,7] JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C5	5.323%	8/15/46	100	113
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C6	3.507%	5/15/45	420	434
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C8	2.829%	10/15/45	440	437
[4,7] JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C8	3.424%	10/15/45	100	102
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-CIBX	4.271%	6/15/45	650	694
[4,7] JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-HSBC 3.093%		7/5/32	150	151
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-LC9	2.840%	12/15/47	950	946
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C13	3.994%	1/15/46	340	360
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	3.674%	12/15/46	280	292
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	3.881%	12/15/46	30	32
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.166%	12/15/46	300	319
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.517%	12/15/46	400	430
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.944%	12/15/46	550	593
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	5.009%	12/15/46	270	278
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-LC11	1.855%	4/15/46	115	115
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	345	343
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	3.664%	7/15/45	420	436
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	4.025%	7/15/45	180	189
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	3.761%	8/15/46	360	378
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	4.133%	8/15/46	230	245
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	2.977%	11/15/45	350	358

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	3.659%	11/15/45	100	104
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.131%	11/15/45	800	853
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.927%	11/15/45	430	464
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	5.081%	11/15/45	340	354
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C17	4.199%	1/15/47	485	522
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.079%	2/15/47	750	796
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.439%	2/15/47	300	320
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.810%	2/15/47	300	320
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.810%	2/15/47	150	151
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C21	3.428%	8/15/47	220	225
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	3.639%	11/15/47	300	308
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.494%	1/15/48	960	973
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	3.551%	7/15/48	580	584
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	3.559%	7/15/48	210	216
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	3.822%	7/15/48	1,010	1,045
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	4.226%	7/15/48	385	400
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C31	3.801%	8/15/48	270	279
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C32	3.598%	11/15/48	370	377
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C33	3.562%	12/15/48	145	148
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C33	3.770%	12/15/48	850	870
[4,7] Ladder Capital Commercial Mortgage
	2013-GCP Mortgage Trust	3.388%	5/15/31	450	464
[4,6,7] Lanark Master Issuer plc 2012-2A		1.778%	12/22/54	463	464
[4,6,7] Lanark Master Issuer plc 2013-1A		0.878%	12/22/54	279	278
[4]	LB-UBS Commercial Mortgage Trust
	2006-C3	5.641%	3/15/39	1,043	1,043
[4]	LB-UBS Commercial Mortgage Trust
	2006-C4	5.820%	6/15/38	223	225
[4]	LB-UBS Commercial Mortgage Trust
	2006-C6	5.342%	9/15/39	507	516
[4]	LB-UBS Commercial Mortgage Trust
	2006-C7	5.347%	11/15/38	235	240
[4]	LB-UBS Commercial Mortgage Trust
	2007-C2	5.387%	2/15/40	577	597
[4]	LB-UBS Commercial Mortgage Trust
	2007-C7	5.866%	9/15/45	737	784
[4,7] Macquarie Equipment Funding Trust
	2012-A	0.850%	10/22/18	33	33
[4,7] Madison Avenue Trust 2013-650M		3.843%	10/12/32	295	312
[4,7] Master Credit Card Trust 2013-3A		2.280%	1/22/18	100	100
[4]	MASTR Adjustable Rate Mortgages
	Trust 2004-3	2.272%	4/25/34	30	28
[4,6] MBNA Credit Card Master Note Trust
	2004-A3	0.591%	8/16/21	2,205	2,189
[4]	Mercedes-Benz Auto Lease Trust
	2015-B	1.530%	5/17/21	950	943
[4]	Mercedes-Benz Auto Receivables
	Trust 2015-1	1.750%	12/15/21	520	516
[4,6,7] Mercedes-Benz Master Owner Trust
	2015-B	0.710%	4/15/20	250	249

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4]	Merrill Lynch Mortgage Investors
	Trust MLMI Series 2003-A2	2.154%	2/25/33	62	60
[4]	Merrill Lynch Mortgage Investors
	Trust MLMI Series 2003-A4	2.726%	7/25/33	18	17
[4]	Merrill Lynch Mortgage Trust 2006-C2	5.739%	8/12/43	218	220
[4]	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	192	200
[4,7] Miramax LLC 2014-1A		3.340%	7/20/26	93	92
[4]	ML-CFC Commercial Mortgage Trust
	2006-2	5.880%	6/12/46	195	197
[4]	ML-CFC Commercial Mortgage Trust
	2007-6	5.331%	3/12/51	124	124
[4,7] MMAF Equipment Finance LLC
	2009-A	3.510%	1/15/30	8	8
[4,7] MMAF Equipment Finance LLC
	2011-A	2.100%	7/15/17	164	165
[4,7] MMAF Equipment Finance LLC
	2011-A	3.040%	8/15/28	700	710
[4,7] MMAF Equipment Finance LLC
	2012-A	1.980%	6/10/32	370	369
[4,7] MMAF Equipment Finance LLC
	2015-AA	2.490%	2/19/36	800	782
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.176%	8/15/45	500	507
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.792%	8/15/45	50	52
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C6	2.858%	11/15/45	140	139
[4,7] Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-CKSV	3.277%	10/15/30	815	805
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C10	4.081%	7/15/46	650	691
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	3.085%	8/15/46	225	229
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	3.960%	8/15/46	270	288
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.214%	8/15/46	1,080	1,156
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	3.824%	10/15/46	190	200
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C13	4.039%	11/15/46	200	212
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	2.918%	2/15/46	130	129
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	3.214%	2/15/46	60	60
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.102%	5/15/46	595	593
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.064%	2/15/47	450	475
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.384%	2/15/47	450	482
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C15	4.051%	4/15/47	365	385
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	3.892%	6/15/47	895	933
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.094%	6/15/47	230	239
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.324%	6/15/47	300	309
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.757%	6/15/47	300	309
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C17	3.741%	8/15/47	390	402
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C17	4.011%	8/15/47	130	135
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C18	3.923%	10/15/47	450	469
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.326%	12/15/47	310	317

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.526%	12/15/47	140	142
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C20	3.069%	2/15/48	175	176
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C20	3.249%	2/15/48	295	291
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C22	3.306%	4/15/48	575	568
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	3.719%	7/15/50	880	899
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C24	3.479%	5/15/48	420	426
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C24	3.732%	5/15/48	915	934
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C25	3.383%	10/15/48	410	417
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C25	3.635%	10/15/48	735	743
[4]	Morgan Stanley Capital I Trust
	2006-HQ9	5.728%	7/12/44	1,176	1,191
[4]	Morgan Stanley Capital I Trust
	2006-IQ12	5.319%	12/15/43	256	262
[4]	Morgan Stanley Capital I Trust
	2007-IQ15	5.917%	6/11/49	731	760
[4]	Morgan Stanley Capital I Trust
	2007-IQ16	5.688%	12/12/49	1,059	1,108
[4]	Morgan Stanley Capital I Trust
	2012-C4	3.244%	3/15/45	380	388
[4]	Morgan Stanley Capital I Trust
	2012-C4	3.773%	3/15/45	60	62
[4,7] Morgan Stanley Capital I Trust
	2012-STAR	3.201%	8/5/34	405	408
[4,7] Morgan Stanley Capital I Trust
	2014-150E	3.912%	9/9/32	675	695
[4,7] Morgan Stanley Capital I Trust
	2014-CPT	3.350%	7/13/29	600	612
[4,7] Morgan Stanley Capital I Trust
	2015-420	3.727%	10/11/50	760	771
[4]	Morgan Stanley Capital I Trust
	2015-UBS8	3.809%	12/15/48	610	622
[4]	Morgan Stanley Capital I Trust
	2015-UBS8	4.745%	12/15/48	350	333
[4]	Morgan Stanley Mortgage Loan Trust
	2006-8AR	2.225%	6/25/36	215	193
[4,6] Navient Student Loan Trust 2015-3		1.072%	6/26/56	560	550
[4,6] New Mexico Educational Assistance
	Foundation 2013-1	0.944%	1/2/25	426	411
[4]	Nissan Auto Lease Trust 2015-A	1.580%	5/17/21	130	129
[4]	Nissan Auto Receivables 2015-B
	Owner Trust	1.790%	1/17/22	190	189
[4,6] Nissan Master Owner Trust
	Receivables Series 2013-A	0.631%	2/15/18	525	525
[4]	Nissan Master Owner Trust
	Receivables Series 2015-A	1.440%	1/15/20	160	159
[6]	North Carolina State Education
	Assistance Authority 2011-1	1.220%	1/26/26	388	387
[4,7] OBP Depositor LLC Trust 2010-OBP		4.646%	7/15/45	225	244
[4,6,7] PFS Financing Corp. 2014-AA		0.930%	2/15/19	100	99
[4,6,7] PFS Financing Corp. 2015-AA		0.951%	4/15/20	250	246
[4,7] Porsche Innovative Lease Owner Trust
	2015-1	1.430%	5/21/21	340	337
[4,7] Progress Residential 2015-SFR2 Trust		2.740%	6/12/32	180	176
[4,7] Progress Residential 2015-SFR3 Trust		3.067%	11/12/32	620	611
[4,7] Progress Residential 2015-SFR3 Trust		3.733%	11/12/32	230	227
[4,6,7] Resimac MBS Trust 2014-1A		1.202%	12/12/45	478	477
[4,8] RFMSI Series 2006-SA2 Trust		3.630%	8/25/36	502	446
[4,8] RFMSI Series 2006-SA3 Trust		3.850%	9/25/36	152	129
	Royal Bank of Canada	1.875%	2/5/20	600	590
[4]	Santander Drive Auto Receivables
	Trust 2013-2	1.950%	3/15/19	600	600

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
[4] Santander Drive Auto Receivables
Trust 2013-5	1.550%	10/15/18	226	226
[4] Santander Drive Auto Receivables
Trust 2015-3	1.490%	6/17/19	365	364
[4] Santander Drive Auto Receivables
Trust 2015-3	3.490%	5/17/21	355	350
[4] Santander Drive Auto Receivables
Trust 2015-4	1.580%	9/16/19	520	517
[4] Santander Drive Auto Receivables
Trust 2015-4	2.260%	6/15/20	600	598
[4] Santander Drive Auto Receivables
Trust 2015-4	2.970%	3/15/21	600	599
[7] SBA Tower Trust	3.156%	10/15/20	450	443
[4,6,7] Silver Bay Realty 2014-1 Trust	1.351%	9/17/31	256	252
[4,6,7] Silver Bay Realty 2014-1 Trust	1.801%	9/17/31	160	158
[4,6] SLM Student Loan Trust 2005-5	0.420%	4/25/25	970	956
[4,6] SLM Student Loan Trust 2005-9	0.440%	1/27/25	430	429
[4,6,7] SLM Student Loan Trust 2011-A	1.330%	10/15/24	69	69
[4,7] SLM Student Loan Trust 2011-A	4.370%	4/17/28	300	311
[4,7] SLM Student Loan Trust 2011-B	3.740%	2/15/29	1,400	1,433
[4,6,7] SLM Student Loan Trust 2011-C	1.730%	12/15/23	9	9
[4,7] SLM Student Loan Trust 2011-C	4.540%	10/17/44	637	665
[4,7] SLM Student Loan Trust 2012-B	3.480%	10/15/30	433	439
[4,6,7] SLM Student Loan Trust 2012-E	1.081%	10/16/23	173	173
[4,6,7] SLM Student Loan Trust 2013-1	1.380%	5/17/27	600	595
[4,7] SLM Student Loan Trust 2013-1	2.500%	3/15/47	200	190
[4,7] SLM Student Loan Trust 2013-B	1.850%	6/17/30	250	244
[4,7] SLM Student Loan Trust 2013-B	3.000%	5/16/44	300	285
[4,7] SLM Student Loan Trust 2013-C	3.500%	6/15/44	140	138
[4,7] SLM Student Loan Trust 2014-A	2.590%	1/15/26	100	99
[4,7] SLM Student Loan Trust 2014-A	3.500%	11/15/44	100	96
[4] SMART ABS Series 2012-4US Trust	0.970%	3/14/17	90	89
[4] SMART ABS Series 2012-4US Trust	1.250%	8/14/18	200	199
[4] SMART ABS Series 2013-1US Trust	1.050%	10/14/18	382	380
[4,7] Sonic Capital LLC 2011-1A	5.438%	5/20/41	307	314
[4,7] SpareBank 1 Boligkreditt AS	1.750%	11/15/20	560	548
[7] Stadshypotek AB	1.750%	4/9/20	873	850
[4,6,7] SWAY Residential 2014-1 Trust	1.650%	1/17/32	397	393
[4] Synchrony Credit Card Master Note
Trust 2015-1	2.370%	3/15/23	360	359
[4] Synchrony Credit Card Master Note
Trust 2015-3	2.380%	9/15/23	1,340	1,331
[4,7] Tidewater Auto Receivables Trust
2014-AA	1.400%	7/15/18	69	69
[4,7] TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	540	547
[7] Toronto-Dominion Bank	1.950%	4/2/20	865	852
[4,6,7] Trade MAPS 1 Ltd. 2013-1A	0.993%	12/10/18	950	945
[4,6,7] Trade MAPS 1 Ltd. 2013-1A	1.543%	12/10/18	135	133
[4,6,7] Trade MAPS 1 Ltd. 2013-1A	2.543%	12/10/18	75	74
[4,6,7] Trafigura Securitisation Finance plc
2014-1A	1.280%	10/15/21	510	510
[4] UBS Commercial Mortgage Trust
2012-C1	4.171%	5/10/45	30	32
[4,7] UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	595	607
[4] UBS-Barclays Commercial Mortgage
Trust 2012-C4	2.850%	12/10/45	220	217
[4,7] VNO 2012-6AVE Mortgage Trust	2.996%	11/15/30	290	286
[4,7] VNO 2013-PENN Mortgage Trust	3.808%	12/13/29	270	281
[4,7] VNO 2013-PENN Mortgage Trust	3.947%	12/13/29	80	84
[4,7] VNO 2013-PENN Mortgage Trust	3.947%	12/13/29	60	62
[4,7] Volkswagen Credit Auto Master
Owner Trust 2014-1A	1.400%	7/22/19	1,000	987
[4,7] Volvo Financial Equipment LLC Series
2015-1A	1.910%	1/15/20	220	220
[4] Wachovia Bank Commercial Mortgage
Trust Series 2006-C27	5.765%	7/15/45	190	192
[4] Wachovia Bank Commercial Mortgage
Trust Series 2006-C28	5.572%	10/15/48	933	950
[4] Wachovia Bank Commercial Mortgage
Trust Series 2006-C29	5.297%	11/15/48	773	790

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4]	WaMu Mortgage Pass-Through
	Certificates Series 2002-AR18	2.748%	1/25/33	12	12
[4]	WaMu Mortgage Pass-Through
	Certificates Series 2003-AR7	2.414%	8/25/33	20	20
[4]	WaMu Mortgage Pass-Through
	Certificates Series 2003-AR9	2.522%	9/25/33	24	25
[4]	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	2.918%	10/15/45	705	706
[4]	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	3.539%	10/15/45	40	41
[4]	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	3.928%	7/15/46	185	196
[4]	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	4.218%	7/15/46	755	805
[4]	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	4.299%	7/15/46	110	118
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	3.477%	8/15/50	500	516
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	3.817%	8/15/50	1,100	1,145
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	4.020%	8/15/50	200	208
	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	4.322%	8/15/50	350	359
	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	4.458%	8/15/50	220	214
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.244%	12/15/47	690	700
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	2.991%	2/15/48	290	290
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	3.166%	2/15/48	365	359
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C27	3.190%	2/15/48	180	176
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C27	3.278%	2/15/48	170	173
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C27	3.451%	2/15/48	670	670
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	3.400%	6/15/48	100	101
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	3.637%	6/15/48	830	843
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	4.225%	6/15/48	270	252
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C30	3.411%	9/15/58	750	746
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C30	3.664%	9/15/58	420	426
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C30	4.067%	9/15/58	350	360
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C30	4.496%	9/15/58	120	115
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	3.839%	9/15/58	790	822
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	4.207%	9/15/58	275	286
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	4.538%	9/15/58	80	83
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	4.538%	9/15/58	195	186
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-SG1	3.556%	12/15/47	190	195
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-SG1	3.789%	12/15/47	600	616
[4,8] Wells Fargo Mortgage Backed
	Securities 2006-AR14 Trust	2.723%	10/25/36	414	390
[4,7] Wendys Funding LLC 2015-1		4.080%	6/15/45	399	396
[7]	Westpac Banking Corp.	2.000%	3/3/20	500	493
[7]	Westpac Banking Corp.	2.250%	11/9/20	615	607
[4,7] WFLD 2014-MONT Mortgage Trust		3.755%	8/10/31	960	981

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4,7] WFRBS Commercial Mortgage Trust
	2011-C3	4.375%	3/15/44	270	292
[4]	WFRBS Commercial Mortgage Trust
	2012-C10	2.875%	12/15/45	265	262
[4]	WFRBS Commercial Mortgage Trust
	2012-C7	3.431%	6/15/45	270	278
[4]	WFRBS Commercial Mortgage Trust
	2012-C7	4.090%	6/15/45	135	143
[4]	WFRBS Commercial Mortgage Trust
	2012-C8	3.001%	8/15/45	100	100
[4]	WFRBS Commercial Mortgage Trust
	2012-C9	2.870%	11/15/45	570	566
[4]	WFRBS Commercial Mortgage Trust
	2012-C9	3.388%	11/15/45	70	71
[4]	WFRBS Commercial Mortgage Trust
	2013-C13	3.345%	5/15/45	50	50
[4]	WFRBS Commercial Mortgage Trust
	2013-C15	3.720%	8/15/46	480	504
[4]	WFRBS Commercial Mortgage Trust
	2013-C15	4.153%	8/15/46	65	70
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	4.415%	9/15/46	350	380
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	3.558%	12/15/46	85	89
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	4.023%	12/15/46	230	242
[4]	WFRBS Commercial Mortgage Trust
	2013-C18	3.676%	12/15/46	160	168
[4]	WFRBS Commercial Mortgage Trust
	2013-C18	4.162%	12/15/46	605	642
[4]	WFRBS Commercial Mortgage Trust
	2013-C18	4.669%	12/15/46	140	149
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	4.101%	3/15/47	480	509
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	3.638%	5/15/47	503	520
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	3.995%	5/15/47	905	948
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	4.378%	5/15/47	280	292
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	4.513%	5/15/47	90	88
[4]	WFRBS Commercial Mortgage Trust
	2014-C21	3.678%	8/15/47	735	752
[4]	WFRBS Commercial Mortgage Trust
	2014-C21	3.891%	8/15/47	170	175
[4]	WFRBS Commercial Mortgage Trust
	2014-C21	4.234%	8/15/47	300	287
[4]	WFRBS Commercial Mortgage Trust
	2014-C23	3.917%	10/15/57	200	210
[4]	WFRBS Commercial Mortgage Trust
	2014-C24	3.607%	11/15/47	345	352
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	3.522%	3/15/47	35	36
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	4.045%	3/15/47	600	637
[4]	World Financial Network Credit Card
	Master Note Trust Series 2013-A	1.610%	12/15/21	470	468
[4,6] World Financial Network Credit Card
	Master Note Trust Series 2015-A	0.811%	2/15/22	510	507
[4]	World Omni Automobile Lease
	Securitization Trust 2015-A	1.730%	12/15/20	155	155
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $269,414)					267,598
Corporate Bonds (59.2%)
Finance (27.1%)
	Banking (22.1%)
	Abbey National Treasury Services plc	4.000%	4/27/16	845	853
	Abbey National Treasury Services plc	1.375%	3/13/17	2,245	2,235
	Abbey National Treasury Services plc	1.650%	9/29/17	125	125

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Abbey National Treasury Services plc	3.050%	8/23/18	1,130	1,159
	Abbey National Treasury Services plc	2.000%	8/24/18	683	682
	Abbey National Treasury Services plc	2.350%	9/10/19	215	215
	Abbey National Treasury Services plc	2.375%	3/16/20	1,127	1,122
[7]	ABN AMRO Bank NV	1.800%	6/4/18	675	671
[7]	ABN AMRO Bank NV	2.450%	6/4/20	550	546
	American Express Centurion Bank	6.000%	9/13/17	1,650	1,768
	American Express Co.	6.150%	8/28/17	490	525
	American Express Co.	7.000%	3/19/18	535	593
	American Express Credit Corp.	2.800%	9/19/16	1,480	1,499
	American Express Credit Corp.	2.375%	3/24/17	790	799
	American Express Credit Corp.	1.550%	9/22/17	280	280
	American Express Credit Corp.	1.875%	11/5/18	899	895
	American Express Credit Corp.	2.125%	3/18/19	236	236
	American Express Credit Corp.	2.250%	8/15/19	602	602
	American Express Credit Corp.	2.375%	5/26/20	800	793
	American Express Credit Corp.	2.600%	9/14/20	458	459
[7]	ANZ New Zealand International Ltd.	1.750%	3/29/18	695	691
[7]	Australia & New Zealand Banking
	Group Ltd.	3.250%	3/1/16	900	903
	Australia & New Zealand Banking
	Group Ltd.	1.875%	10/6/17	350	352
	Australia & New Zealand Banking
	Group Ltd.	1.450%	5/15/18	400	396
	Australia & New Zealand Banking
	Group Ltd.	2.000%	11/16/18	790	788
	Australia & New Zealand Banking
	Group Ltd.	2.700%	11/16/20	795	797
[7]	Australia & New Zealand Banking
	Group Ltd.	4.500%	3/19/24	935	938
	Banco Bilbao Vizcaya Argentaria SA	3.000%	10/20/20	850	846
[7]	Banco Votorantim SA	5.250%	2/11/16	280	280
	Bank of America Corp.	3.625%	3/17/16	725	729
	Bank of America Corp.	6.050%	5/16/16	810	824
	Bank of America Corp.	6.500%	8/1/16	1,790	1,842
	Bank of America Corp.	5.420%	3/15/17	485	504
	Bank of America Corp.	5.700%	5/2/17	162	169
	Bank of America Corp.	6.400%	8/28/17	391	419
	Bank of America Corp.	6.000%	9/1/17	1,040	1,107
	Bank of America Corp.	5.750%	12/1/17	961	1,029
	Bank of America Corp.	2.000%	1/11/18	783	782
	Bank of America Corp.	6.875%	4/25/18	1,077	1,188
	Bank of America Corp.	5.650%	5/1/18	391	420
	Bank of America Corp.	1.950%	5/12/18	700	696
	Bank of America Corp.	1.750%	6/5/18	1,160	1,153
	Bank of America Corp.	6.500%	7/15/18	200	221
	Bank of America Corp.	2.600%	1/15/19	3,335	3,345
	Bank of America NA	1.125%	11/14/16	1,900	1,896
	Bank of America NA	1.250%	2/14/17	500	499
	Bank of America NA	5.300%	3/15/17	240	250
	Bank of America NA	6.100%	6/15/17	160	169
	Bank of America NA	1.650%	3/26/18	1,685	1,673
	Bank of Montreal	2.500%	1/11/17	440	445
	Bank of Montreal	1.300%	7/14/17	450	449
	Bank of Montreal	1.400%	9/11/17	885	885
	Bank of Montreal	1.450%	4/9/18	250	248
	Bank of Montreal	1.400%	4/10/18	745	738
	Bank of Montreal	1.800%	7/31/18	875	874
	Bank of New York Mellon Corp.	2.300%	7/28/16	290	292
	Bank of New York Mellon Corp.	2.400%	1/17/17	710	717
	Bank of New York Mellon Corp.	1.969%	6/20/17	200	202
	Bank of New York Mellon Corp.	2.100%	1/15/19	81	81
	Bank of New York Mellon Corp.	2.200%	5/15/19	1,060	1,061
	Bank of New York Mellon Corp.	2.300%	9/11/19	710	712
	Bank of New York Mellon Corp.	2.150%	2/24/20	500	495
	Bank of New York Mellon Corp.	2.600%	8/17/20	461	463
	Bank of New York Mellon Corp.	2.450%	11/27/20	425	423
	Bank of Nova Scotia	1.375%	7/15/16	960	962
	Bank of Nova Scotia	2.550%	1/12/17	2,187	2,217
	Bank of Nova Scotia	1.250%	4/11/17	235	235
	Bank of Nova Scotia	1.375%	12/18/17	720	717

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Bank of Nova Scotia	1.450%	4/25/18	1,120	1,114
	Bank of Nova Scotia	1.700%	6/11/18	760	758
	Bank of Nova Scotia	2.050%	10/30/18	1,170	1,174
	Bank of Nova Scotia	2.050%	6/5/19	220	219
	Bank of Nova Scotia	2.350%	10/21/20	1,085	1,075
	Bank of Nova Scotia	4.500%	12/16/25	950	945
[7]	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.150%	9/14/18	800	798
[7]	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/10/19	250	249
[7]	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/5/20	925	912
[7]	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.750%	9/14/20	692	691
[7]	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	1,260	1,264
	Barclays Bank plc	5.000%	9/22/16	405	416
	Barclays Bank plc	2.500%	2/20/19	1,090	1,097
	Barclays plc	2.750%	11/8/19	685	683
	BB&T Corp.	3.200%	3/15/16	403	404
	BB&T Corp.	2.150%	3/22/17	1,590	1,603
	BB&T Corp.	4.900%	6/30/17	250	261
	BB&T Corp.	1.600%	8/15/17	180	180
	BB&T Corp.	2.050%	6/19/18	430	432
	BB&T Corp.	2.450%	1/15/20	585	587
	Bear Stearns Cos. LLC	5.550%	1/22/17	550	572
	Bear Stearns Cos. LLC	6.400%	10/2/17	945	1,018
	Bear Stearns Cos. LLC	7.250%	2/1/18	710	782
	BNP Paribas SA	1.375%	3/17/17	1,100	1,098
	BNP Paribas SA	2.375%	9/14/17	1,409	1,424
	BNP Paribas SA	2.700%	8/20/18	1,898	1,924
	BPCE SA	1.625%	2/10/17	987	988
	BPCE SA	1.613%	7/25/17	396	395
[9]	BPCE SA	4.500%	4/17/18	200	149
	BPCE SA	2.500%	12/10/18	1,815	1,833
[9]	BPCE SA	3.500%	4/24/20	600	430
	Branch Banking & Trust Co.	5.625%	9/15/16	240	247
	Branch Banking & Trust Co.	1.000%	4/3/17	600	596
	Branch Banking & Trust Co.	1.350%	10/1/17	720	719
[7]	Caisse Centrale Desjardins	1.750%	1/29/18	1,630	1,616
	Canadian Imperial Bank of Commerce	1.550%	1/23/18	630	627
	Capital One Bank USA NA	1.150%	11/21/16	280	279
	Capital One Bank USA NA	1.200%	2/13/17	250	248
	Capital One Bank USA NA	2.150%	11/21/18	350	347
	Capital One Bank USA NA	2.250%	2/13/19	580	577
	Capital One Bank USA NA	2.300%	6/5/19	540	533
	Capital One Financial Corp.	6.150%	9/1/16	105	108
	Capital One Financial Corp.	2.450%	4/24/19	611	612
	Capital One NA	1.500%	9/5/17	430	427
	Capital One NA	1.650%	2/5/18	700	693
	Capital One NA	1.500%	3/22/18	1,405	1,382
	Citigroup Inc.	1.350%	3/10/17	384	383
	Citigroup Inc.	1.850%	11/24/17	1,450	1,448
	Citigroup Inc.	1.800%	2/5/18	860	856
	Citigroup Inc.	1.700%	4/27/18	1,990	1,971
	Citigroup Inc.	1.750%	5/1/18	1,302	1,290
	Citigroup Inc.	2.150%	7/30/18	118	118
	Citigroup Inc.	2.500%	9/26/18	1,420	1,431
	Citigroup Inc.	2.550%	4/8/19	1,414	1,423
	Citigroup Inc.	2.500%	7/29/19	540	539
[4,7,10]Colonial BancGroup Inc.		7.114%	5/29/49	560	—
	Comerica Bank	5.750%	11/21/16	425	440
	Comerica Bank	5.200%	8/22/17	175	184
	Commonwealth Bank of Australia	1.125%	3/13/17	250	249
	Commonwealth Bank of Australia	1.400%	9/8/17	1,300	1,300
	Commonwealth Bank of Australia	1.900%	9/18/17	470	472
	Commonwealth Bank of Australia	1.625%	3/12/18	555	553
	Commonwealth Bank of Australia	2.500%	9/20/18	1,495	1,518
	Commonwealth Bank of Australia	1.750%	11/2/18	546	542
	Commonwealth Bank of Australia	2.250%	3/13/19	1,385	1,389
	Commonwealth Bank of Australia	2.300%	9/6/19	800	798
	Commonwealth Bank of Australia	2.300%	3/12/20	510	506
	Commonwealth Bank of Australia	2.400%	11/2/20	680	673
[7]	Commonwealth Bank of Australia	4.500%	12/9/25	995	984
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	995	1,015

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	1.700%	3/19/18	860	855
[9]	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	7.250%	4/20/18	250	198
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	2,270	2,280
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	2.250%	1/14/20	625	621
	Countrywide Financial Corp.	6.250%	5/15/16	945	960
	Credit Suisse	1.375%	5/26/17	1,205	1,199
	Credit Suisse	1.750%	1/29/18	965	962
	Credit Suisse	1.700%	4/27/18	1,405	1,394
	Credit Suisse	2.300%	5/28/19	1,685	1,687
[7]	Credit Suisse Group Funding Guernsey
	Ltd.	2.750%	3/26/20	345	342
[7]	Credit Suisse Group Funding Guernsey
	Ltd.	3.125%	12/10/20	585	583
[7]	Danske Bank A/S	3.875%	4/14/16	825	830
[7]	Danske Bank A/S	2.750%	9/17/20	1,323	1,335
	Deutsche Bank AG	1.875%	2/13/18	1,345	1,337
	Deutsche Bank AG	2.500%	2/13/19	515	518
	Deutsche Bank AG	2.950%	8/20/20	713	713
	Discover Bank	2.600%	11/13/18	588	588
	Discover Bank	3.100%	6/4/20	580	582
	Fifth Third Bank	0.900%	2/26/16	605	605
	Fifth Third Bank	2.150%	8/20/18	778	778
	Fifth Third Bank	2.375%	4/25/19	614	614
	First Republic Bank	2.375%	6/17/19	1,185	1,182
	Goldman Sachs Group Inc.	5.625%	1/15/17	885	919
[11]	Goldman Sachs Group Inc.	6.125%	5/14/17	892	1,389
	Goldman Sachs Group Inc.	6.250%	9/1/17	1,813	1,941
	Goldman Sachs Group Inc.	5.950%	1/18/18	2,670	2,872
	Goldman Sachs Group Inc.	2.375%	1/22/18	2,020	2,037
	Goldman Sachs Group Inc.	6.150%	4/1/18	862	936
	Goldman Sachs Group Inc.	2.900%	7/19/18	1,960	1,998
[9]	Goldman Sachs Group Inc.	5.000%	8/8/18	240	181
	Goldman Sachs Group Inc.	2.625%	1/31/19	1,550	1,562
	Goldman Sachs Group Inc.	2.550%	10/23/19	640	640
	Goldman Sachs Group Inc.	5.375%	3/15/20	501	551
	Goldman Sachs Group Inc.	2.750%	9/15/20	1,218	1,216
[7]	HSBC Bank plc	1.500%	5/15/18	535	528
	HSBC Bank USA NA	6.000%	8/9/17	290	308
	HSBC USA Inc.	1.500%	11/13/17	190	189
	HSBC USA Inc.	1.625%	1/16/18	1,355	1,348
	HSBC USA Inc.	2.625%	9/24/18	865	877
	HSBC USA Inc.	2.250%	6/23/19	730	727
	HSBC USA Inc.	2.375%	11/13/19	1,170	1,166
	HSBC USA Inc.	2.350%	3/5/20	1,231	1,218
	HSBC USA Inc.	2.750%	8/7/20	1,021	1,022
	Huntington Bancshares Inc.	2.600%	8/2/18	810	811
	Huntington National Bank	1.375%	4/24/17	600	597
	Huntington National Bank	2.000%	6/30/18	1,280	1,272
	Huntington National Bank	2.200%	11/6/18	525	523
	Huntington National Bank	2.875%	8/20/20	819	813
[7]	ING Bank NV	3.750%	3/7/17	1,600	1,638
[7]	ING Bank NV	1.800%	3/16/18	203	203
[7]	ING Bank NV	2.050%	8/17/18	590	590
[7]	ING Bank NV	2.450%	3/16/20	925	923
[7]	ING Bank NV	2.700%	8/17/20	93	93
	Intesa Sanpaolo SPA	2.375%	1/13/17	417	418
	Intesa Sanpaolo SPA	3.875%	1/16/18	556	569
	JPMorgan Chase & Co.	1.350%	2/15/17	295	294
	JPMorgan Chase & Co.	2.000%	8/15/17	635	638
	JPMorgan Chase & Co.	6.000%	1/15/18	1,696	1,829
	JPMorgan Chase & Co.	1.800%	1/25/18	470	469
	JPMorgan Chase & Co.	1.700%	3/1/18	1,437	1,430
	JPMorgan Chase & Co.	1.625%	5/15/18	63	63
	JPMorgan Chase & Co.	2.350%	1/28/19	2,050	2,054
	JPMorgan Chase & Co.	6.300%	4/23/19	1,720	1,926
	JPMorgan Chase & Co.	2.200%	10/22/19	2,634	2,615
	JPMorgan Chase & Co.	2.250%	1/23/20	1,460	1,443

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	2.750%	6/23/20	2,140	2,145
	JPMorgan Chase & Co.	4.250%	10/15/20	139	147
	JPMorgan Chase & Co.	2.550%	10/29/20	1,402	1,389
[4]	JPMorgan Chase & Co.	5.300%	12/29/49	340	339
	JPMorgan Chase Bank NA	5.875%	6/13/16	250	255
[11]	JPMorgan Chase Bank NA	5.375%	9/28/16	350	531
	JPMorgan Chase Bank NA	6.000%	7/5/17	215	228
	JPMorgan Chase Bank NA	6.000%	10/1/17	775	829
	KeyBank NA	1.650%	2/1/18	136	135
	KeyBank NA	1.700%	6/1/18	250	248
[4,7] LBG Capital No.1 plc		8.000%	12/29/49	340	353
	Lloyds Bank plc	1.750%	5/14/18	510	509
	Lloyds Bank plc	2.000%	8/17/18	895	892
	Lloyds Bank plc	2.300%	11/27/18	315	316
	Lloyds Bank plc	2.350%	9/5/19	430	430
	Lloyds Bank plc	2.400%	3/17/20	810	804
	Lloyds Bank plc	2.700%	8/17/20	670	673
[7]	Macquarie Bank Ltd.	1.600%	10/27/17	1,400	1,389
[7]	Macquarie Bank Ltd.	2.400%	1/21/20	865	855
[7]	Macquarie Bank Ltd.	4.875%	6/10/25	500	493
	Manufacturers & Traders Trust Co.	1.250%	1/30/17	250	249
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	925	1,004
	Manufacturers & Traders Trust Co.	1.450%	3/7/18	855	844
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	970	971
	Manufacturers & Traders Trust Co.	2.250%	7/25/19	990	985
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	470	462
[4]	Manufacturers & Traders Trust Co.	5.629%	12/1/21	245	242
[7]	Mitsubishi UFJ Trust & Banking Corp.	1.600%	10/16/17	710	705
[7]	Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	710	707
[7]	Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	760	757
	Morgan Stanley	3.800%	4/29/16	925	933
	Morgan Stanley	5.750%	10/18/16	1,690	1,749
	Morgan Stanley	5.450%	1/9/17	640	664
	Morgan Stanley	5.550%	4/27/17	455	477
	Morgan Stanley	6.250%	8/28/17	335	359
	Morgan Stanley	5.950%	12/28/17	1,179	1,268
	Morgan Stanley	1.875%	1/5/18	1,495	1,494
	Morgan Stanley	6.625%	4/1/18	650	712
	Morgan Stanley	2.125%	4/25/18	740	741
	Morgan Stanley	2.500%	1/24/19	850	853
	Morgan Stanley	2.375%	7/23/19	908	905
	Morgan Stanley	5.625%	9/23/19	182	201
	Morgan Stanley	2.650%	1/27/20	525	522
	Morgan Stanley	2.800%	6/16/20	800	803
	MUFG Americas Holdings Corp.	1.625%	2/9/18	300	297
	MUFG Americas Holdings Corp.	2.250%	2/10/20	700	690
	MUFG Union Bank NA	5.950%	5/11/16	1,360	1,382
	MUFG Union Bank NA	3.000%	6/6/16	1,410	1,422
	MUFG Union Bank NA	1.500%	9/26/16	954	957
	MUFG Union Bank NA	2.125%	6/16/17	610	614
	MUFG Union Bank NA	2.625%	9/26/18	945	954
	MUFG Union Bank NA	2.250%	5/6/19	580	580
	National Australia Bank Ltd.	2.300%	7/25/18	500	503
	National Bank of Canada	2.100%	12/14/18	675	674
	National City Bank	5.250%	12/15/16	250	259
	National City Bank	5.800%	6/7/17	375	396
	National City Corp.	6.875%	5/15/19	190	215
[7]	Nationwide Building Society	2.350%	1/21/20	550	547
[7]	Nordea Bank AB	1.875%	9/17/18	400	398
[7]	Nordea Bank AB	2.500%	9/17/20	307	305
	PNC Bank NA	5.250%	1/15/17	665	689
	PNC Bank NA	1.125%	1/27/17	1,100	1,098
	PNC Bank NA	4.875%	9/21/17	565	591
	PNC Bank NA	1.500%	10/18/17	1,200	1,199
	PNC Bank NA	6.000%	12/7/17	115	123
	PNC Bank NA	1.500%	2/23/18	1,300	1,292
	PNC Bank NA	6.875%	4/1/18	100	110
	PNC Bank NA	1.600%	6/1/18	1,900	1,886
	PNC Bank NA	1.850%	7/20/18	740	739
	PNC Bank NA	1.800%	11/5/18	1,122	1,116
	PNC Bank NA	2.200%	1/28/19	1,185	1,188

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	PNC Bank NA	2.250%	7/2/19	1,010	1,013
	PNC Bank NA	2.400%	10/18/19	1,791	1,801
	PNC Bank NA	2.300%	6/1/20	364	360
	PNC Bank NA	2.600%	7/21/20	450	450
	PNC Bank NA	2.450%	11/5/20	439	436
	PNC Funding Corp.	2.700%	9/19/16	983	993
	PNC Funding Corp.	5.625%	2/1/17	105	109
	PNC Funding Corp.	5.125%	2/8/20	180	198
	Regions Bank	7.500%	5/15/18	250	278
	Regions Financial Corp.	2.000%	5/15/18	650	644
	Royal Bank of Canada	2.875%	4/19/16	1,700	1,710
	Royal Bank of Canada	2.300%	7/20/16	1,065	1,073
	Royal Bank of Canada	1.250%	6/16/17	480	479
	Royal Bank of Canada	1.400%	10/13/17	640	640
	Royal Bank of Canada	1.500%	1/16/18	95	95
	Royal Bank of Canada	2.200%	7/27/18	600	606
	Royal Bank of Canada	1.800%	7/30/18	439	438
	Royal Bank of Canada	2.000%	12/10/18	470	471
	Royal Bank of Canada	2.100%	10/14/20	950	935
	Royal Bank of Canada	2.350%	10/30/20	652	645
	Royal Bank of Scotland Group plc	6.400%	10/21/19	205	227
	Royal Bank of Scotland plc	4.375%	3/16/16	343	345
	Santander Bank NA	8.750%	5/30/18	795	898
[7]	Skandinaviska Enskilda Banken AB	2.450%	5/27/20	292	291
	Societe Generale SA	2.750%	10/12/17	680	690
[12]	SpareBank 1 SR-Bank ASA	2.125%	4/14/21	500	566
	State Street Corp.	2.550%	8/18/20	596	604
[4]	State Street Corp.	5.250%	12/29/49	340	340
	Sumitomo Mitsui Banking Corp.	1.350%	7/11/17	380	377
	Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	157	155
	SunTrust Banks Inc.	3.500%	1/20/17	295	301
	SunTrust Banks Inc.	6.000%	9/11/17	205	218
	Svenska Handelsbanken AB	2.500%	1/25/19	548	555
	Svenska Handelsbanken AB	2.400%	10/1/20	469	466
	Synchrony Financial	3.000%	8/15/19	2,109	2,108
	Synchrony Financial	2.700%	2/3/20	912	895
	Synchrony Financial	3.750%	8/15/21	240	240
	Toronto-Dominion Bank	2.500%	7/14/16	509	513
	Toronto-Dominion Bank	1.625%	3/13/18	1,140	1,139
	Toronto-Dominion Bank	1.400%	4/30/18	680	676
	Toronto-Dominion Bank	1.750%	7/23/18	1,230	1,230
	Toronto-Dominion Bank	2.125%	7/2/19	1,560	1,563
	Toronto-Dominion Bank	2.250%	11/5/19	1,415	1,415
	Toronto-Dominion Bank	2.500%	12/14/20	1,375	1,372
	UBS AG	1.800%	3/26/18	1,660	1,658
	UBS AG	2.375%	8/14/19	1,460	1,461
[7]	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	605	600
	US Bank NA	1.100%	1/30/17	183	183
	US Bank NA	1.375%	9/11/17	1,010	1,011
	US Bank NA	1.350%	1/26/18	502	500
	US Bank NA	2.125%	10/28/19	913	912
	Wachovia Bank NA	5.600%	3/15/16	405	409
	Wachovia Corp.	5.625%	10/15/16	920	950
	Wachovia Corp.	5.750%	6/15/17	900	953
	Wachovia Corp.	5.750%	2/1/18	1,316	1,422
[10]	Washington Mutual Bank / Debt not
	acquired by JPMorgan	6.875%	6/15/11	517	1
	Wells Fargo & Co.	3.676%	6/15/16	1,230	1,245
	Wells Fargo & Co.	1.150%	6/2/17	190	189
	Wells Fargo & Co.	1.400%	9/8/17	887	884
	Wells Fargo & Co.	5.625%	12/11/17	480	515
	Wells Fargo & Co.	1.500%	1/16/18	980	976
	Wells Fargo & Co.	2.150%	1/15/19	856	861
	Wells Fargo & Co.	2.125%	4/22/19	1,983	1,985
	Wells Fargo & Co.	2.150%	1/30/20	1,815	1,801
	Wells Fargo & Co.	2.600%	7/22/20	1,475	1,475
	Wells Fargo & Co.	2.550%	12/7/20	1,328	1,317
	Wells Fargo Bank NA	6.000%	11/15/17	1,413	1,524
	Westpac Banking Corp.	0.950%	1/12/16	500	500
	Westpac Banking Corp.	1.050%	11/25/16	765	765
	Westpac Banking Corp.	1.200%	5/19/17	500	499

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Westpac Banking Corp.	2.000%	8/14/17	1,225	1,233
	Westpac Banking Corp.	1.500%	12/1/17	1,175	1,174
	Westpac Banking Corp.	1.600%	1/12/18	1,025	1,023
	Westpac Banking Corp.	1.550%	5/25/18	650	645
	Westpac Banking Corp.	2.250%	7/30/18	500	503
	Westpac Banking Corp.	1.950%	11/23/18	485	484
	Westpac Banking Corp.	2.250%	1/17/19	600	601
	Westpac Banking Corp.	4.875%	11/19/19	845	922
	Westpac Banking Corp.	2.300%	5/26/20	70	70
	Westpac Banking Corp.	2.600%	11/23/20	1,505	1,504

	Brokerage (0.6%)
[4]	Ameriprise Financial Inc.	7.518%	6/1/66	155	151
	Charles Schwab Corp.	6.375%	9/1/17	140	151
	Charles Schwab Corp.	1.500%	3/10/18	465	463
	Franklin Resources Inc.	1.375%	9/15/17	380	379
	Jefferies Group LLC	5.125%	4/13/18	365	379
	Legg Mason Inc.	2.700%	7/15/19	140	139
[10]	Lehman Brothers Holdings E-Capital
	Trust I	3.589%	8/19/65	210	—
	Nomura Holdings Inc.	4.125%	1/19/16	560	561
	Nomura Holdings Inc.	2.000%	9/13/16	2,230	2,237
	Nomura Holdings Inc.	2.750%	3/19/19	620	623
	NYSE Euronext	2.000%	10/5/17	980	984
	Stifel Financial Corp.	3.500%	12/1/20	700	690
	TD Ameritrade Holding Corp.	2.950%	4/1/22	415	411

	Finance Companies (0.6%)
	Air Lease Corp.	5.625%	4/1/17	1,993	2,068
	Air Lease Corp.	3.375%	1/15/19	845	850
[7]	General Electric Capital Corp.	2.342%	11/15/20	2,724	2,702
	HSBC Finance Corp.	5.500%	1/19/16	1,507	1,510
[6]	HSBC Finance Corp.	0.844%	6/1/16	425	424

	Insurance (2.0%)
	ACE INA Holdings Inc.	2.300%	11/3/20	317	313
	ACE INA Holdings Inc.	2.875%	11/3/22	390	387
	ACE INA Holdings Inc.	3.350%	5/3/26	384	382
	Aflac Inc.	2.400%	3/16/20	280	279
	Alleghany Corp.	5.625%	9/15/20	210	230
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	1,395	1,441
	Allied World Assurance Co. Ltd.	5.500%	11/15/20	50	54
	Alterra Finance LLC	6.250%	9/30/20	235	264
	American Financial Group Inc.	9.875%	6/15/19	770	934
	American International Group Inc.	2.300%	7/16/19	262	260
	American International Group Inc.	3.875%	1/15/35	90	79
	Anthem Inc.	1.875%	1/15/18	465	463
[4,12] Aquarius and Investments plc for Zurich
	Insurance Co. Ltd.	4.250%	10/2/43	200	237
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	625	683
	Assurant Inc.	2.500%	3/15/18	700	700
[4,12] AXA SA		3.875%	5/20/49	100	107
	Axis Specialty Finance LLC	5.875%	6/1/20	300	332
	AXIS Specialty Finance plc	2.650%	4/1/19	350	348
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	600	651
	Berkshire Hathaway Inc.	2.200%	8/15/16	125	126
	Berkshire Hathaway Inc.	2.100%	8/14/19	125	126
	CNA Financial Corp.	6.500%	8/15/16	505	521
	CNA Financial Corp.	7.350%	11/15/19	100	115
[4,11] CNP Assurances		7.375%	9/30/41	100	164
[4,12] CNP Assurances		4.000%	11/29/49	100	103
	Marsh & McLennan Cos. Inc.	2.550%	10/15/18	125	126
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	340	337
[7]	MassMutual Global Funding II	2.000%	4/5/17	200	202
[7]	MassMutual Global Funding II	2.100%	8/2/18	300	302
[7]	MassMutual Global Funding II	2.500%	10/17/22	365	349
	MetLife Inc.	1.756%	12/15/17	300	300
	MetLife Inc.	6.817%	8/15/18	315	355
	MetLife Inc.	7.717%	2/15/19	220	256
[4]	MetLife Inc.	5.250%	12/29/49	165	166
[7]	Metropolitan Life Global Funding I	1.500%	1/10/18	650	647

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[9]	Metropolitan Life Global Funding I	4.500%	10/10/18	940	706
[7]	Metropolitan Life Global Funding I	2.300%	4/10/19	275	275
[7]	Metropolitan Life Global Funding I	2.000%	4/14/20	470	461
[7]	New York Life Global Funding	1.950%	2/11/20	430	423
	PartnerRe Finance A LLC	6.875%	6/1/18	520	572
[7]	Pricoa Global Funding I	2.550%	11/24/20	415	413
	Principal Financial Group Inc.	1.850%	11/15/17	400	401
[7]	Principal Life Global Funding II	2.250%	10/15/18	275	277
[7]	Principal Life Global Funding II	2.200%	4/8/20	685	675
[4]	Progressive Corp.	6.700%	6/15/67	215	215
[7]	Protective Life Global Funding	2.700%	11/25/20	415	414
	Prudential Financial Inc.	3.000%	5/12/16	275	277
	Prudential Financial Inc.	7.375%	6/15/19	255	296
	Prudential Financial Inc.	2.350%	8/15/19	260	259
	Prudential Financial Inc.	4.500%	11/16/21	460	496
[4]	Prudential Financial Inc.	5.375%	5/15/45	290	290
	Reinsurance Group of America Inc.	5.625%	3/15/17	275	287
	Reinsurance Group of America Inc.	6.450%	11/15/19	505	568
[7]	Reliance Standard Life Global Funding II	2.150%	10/15/18	680	675
[7]	Reliance Standard Life Global Funding II	2.500%	1/15/20	1,255	1,243
[7]	Reliance Standard Life Global Funding II	2.375%	5/4/20	430	421
[7]	TIAA Asset Management Finance
	Co. LLC	2.950%	11/1/19	1,463	1,467
	Torchmark Corp.	9.250%	6/15/19	170	206
	Travelers Cos. Inc.	5.800%	5/15/18	55	60
	Travelers Cos. Inc.	5.900%	6/2/19	70	79
	Travelers Cos. Inc.	3.900%	11/1/20	105	112
	UnitedHealth Group Inc.	1.450%	7/17/17	660	660
	UnitedHealth Group Inc.	1.400%	12/15/17	290	289
	UnitedHealth Group Inc.	1.900%	7/16/18	720	723
	UnitedHealth Group Inc.	2.300%	12/15/19	235	236
	UnitedHealth Group Inc.	2.700%	7/15/20	350	354
	Unum Group	7.125%	9/30/16	325	337

	Real Estate Investment Trusts (1.8%)
	Alexandria Real Estate Equities Inc.	2.750%	1/15/20	715	705
	ARC Properties Operating Partnership
	LP/Clark Acquisition LLC	2.000%	2/6/17	2,740	2,686
	ARC Properties Operating Partnership
	LP/Clark Acquisition LLC	3.000%	2/6/19	505	484
	BioMed Realty LP	3.850%	4/15/16	385	386
	Boston Properties LP	3.700%	11/15/18	100	104
	Boston Properties LP	5.875%	10/15/19	781	867
	Brandywine Operating Partnership LP	5.700%	5/1/17	305	318
	Brandywine Operating Partnership LP	4.950%	4/15/18	475	497
	DDR Corp.	9.625%	3/15/16	205	208
	DDR Corp.	4.750%	4/15/18	725	758
	DDR Corp.	7.875%	9/1/20	170	204
[7]	Digital Delta Holdings LLC	3.400%	10/1/20	706	707
[7]	Digital Delta Holdings LLC	4.750%	10/1/25	165	167
	Digital Realty Trust LP	5.875%	2/1/20	470	519
	Digital Realty Trust LP	3.950%	7/1/22	840	833
	Duke Realty LP	5.950%	2/15/17	22	23
	Duke Realty LP	6.500%	1/15/18	75	81
	ERP Operating LP	5.750%	6/15/17	790	834
	ERP Operating LP	2.375%	7/1/19	125	125
	ERP Operating LP	4.750%	7/15/20	100	108
	Essex Portfolio LP	3.500%	4/1/25	356	343
	Federal Realty Investment Trust	2.550%	1/15/21	232	230
	HCP Inc.	3.750%	2/1/16	790	791
	HCP Inc.	6.700%	1/30/18	235	256
	HCP Inc.	2.625%	2/1/20	295	290
	HCP Inc.	5.375%	2/1/21	450	490
	HCP Inc.	4.000%	12/1/22	218	217
	Highwoods Realty LP	5.850%	3/15/17	105	109
	Kilroy Realty LP	4.800%	7/15/18	435	454
	Liberty Property LP	5.500%	12/15/16	655	676
	Liberty Property LP	4.750%	10/1/20	260	277
	Liberty Property LP	3.750%	4/1/25	85	82
[7]	Omega Healthcare Investors Inc.	5.250%	1/15/26	775	791
[12]	Prologis LP	1.375%	5/13/21	361	385

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Realty Income Corp.	2.000%	1/31/18	130	130
	Realty Income Corp.	5.750%	1/15/21	95	106
	Regency Centers LP	5.875%	6/15/17	253	267
	Senior Housing Properties Trust	3.250%	5/1/19	850	846
	Simon Property Group LP	2.800%	1/30/17	547	554
	Simon Property Group LP	2.150%	9/15/17	40	40
	Simon Property Group LP	10.350%	4/1/19	250	308
	Simon Property Group LP	5.650%	2/1/20	386	432
	Simon Property Group LP	2.500%	9/1/20	269	270
	Simon Property Group LP	4.375%	3/1/21	175	190
	Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	560	558
	Weingarten Realty Investors	3.375%	10/15/22	218	213
	Weingarten Realty Investors	3.850%	6/1/25	151	147
	Welltower Inc.	3.625%	3/15/16	1,032	1,036
	Welltower Inc.	4.700%	9/15/17	365	381
	Welltower Inc.	2.250%	3/15/18	385	384
	Welltower Inc.	4.125%	4/1/19	1,137	1,187
	Welltower Inc.	6.125%	4/15/20	350	392
	Welltower Inc.	4.000%	6/1/25	255	251
					352,775
Industrial (27.8%)
	Basic Industry (1.7%)
	Agrium Inc.	6.750%	1/15/19	922	1,029
	Air Products & Chemicals Inc.	1.200%	10/15/17	275	273
	Air Products & Chemicals Inc.	4.375%	8/21/19	170	183
	Airgas Inc.	2.950%	6/15/16	215	216
	Airgas Inc.	1.650%	2/15/18	555	550
	Airgas Inc.	2.375%	2/15/20	240	237
	Airgas Inc.	3.050%	8/1/20	300	302
	Albemarle Corp.	3.000%	12/1/19	120	118
[12]	BHP Billiton Finance Ltd.	6.375%	4/4/16	325	359
[9]	BHP Billiton Finance Ltd.	3.750%	10/18/17	340	248
[9]	BHP Billiton Finance Ltd.	3.000%	3/30/20	340	237
	BHP Billiton Finance USA Ltd.	1.875%	11/21/16	86	86
	BHP Billiton Finance USA Ltd.	1.625%	2/24/17	1,720	1,710
	BHP Billiton Finance USA Ltd.	5.400%	3/29/17	768	798
	BHP Billiton Finance USA Ltd.	2.050%	9/30/18	335	329
	BHP Billiton Finance USA Ltd.	6.500%	4/1/19	878	967
	CF Industries Inc.	6.875%	5/1/18	935	1,012
	Dow Chemical Co.	8.550%	5/15/19	790	932
	Eastman Chemical Co.	2.400%	6/1/17	483	486
	Eastman Chemical Co.	2.700%	1/15/20	95	94
	Ecolab Inc.	3.000%	12/8/16	80	81
	EI du Pont de Nemours & Co.	6.000%	7/15/18	658	716
	EI du Pont de Nemours & Co.	4.625%	1/15/20	270	284
	Freeport-McMoRan Inc.	2.375%	3/15/18	195	155
	Goldcorp Inc.	2.125%	3/15/18	360	349
	LyondellBasell Industries NV	5.000%	4/15/19	995	1,058
	Monsanto Co.	1.150%	6/30/17	230	228
	Monsanto Co.	5.125%	4/15/18	535	572
	Monsanto Co.	1.850%	11/15/18	75	75
	Monsanto Co.	2.125%	7/15/19	950	948
	Monsanto Co.	2.750%	7/15/21	375	369
	Nucor Corp.	5.850%	6/1/18	550	589
	Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	693	709
	Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	120	135
	PPG Industries Inc.	1.900%	1/15/16	245	245
	PPG Industries Inc.	2.300%	11/15/19	715	710
[12]	PPG Industries Inc.	0.875%	3/13/22	263	278
	Praxair Inc.	4.500%	8/15/19	510	551
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	650	704
	Rio Tinto Finance USA Ltd.	9.000%	5/1/19	120	140
	Rio Tinto Finance USA plc	2.000%	3/22/17	1,000	995
	Rio Tinto Finance USA plc	1.625%	8/21/17	1,200	1,180
	Vale Overseas Ltd.	6.250%	1/11/16	579	579

	Capital Goods (2.9%)
[7]	ABB Treasury Center USA Inc.	2.500%	6/15/16	350	352
	Boeing Capital Corp.	2.125%	8/15/16	520	524
	Boeing Capital Corp.	2.900%	8/15/18	475	491
	Boeing Capital Corp.	4.700%	10/27/19	965	1,059

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Boeing Co.	6.000%	3/15/19	315	353
	Boeing Co.	1.650%	10/30/20	325	318
	Caterpillar Financial Services Corp.	5.450%	4/15/18	1,095	1,184
	Caterpillar Financial Services Corp.	7.050%	10/1/18	145	164
	Caterpillar Financial Services Corp.	7.150%	2/15/19	1,010	1,157
	Caterpillar Inc.	7.900%	12/15/18	1,460	1,707
	Crane Co.	2.750%	12/15/18	385	384
	Danaher Corp.	2.300%	6/23/16	782	787
	Danaher Corp.	1.650%	9/15/18	400	400
	Danaher Corp.	5.400%	3/1/19	520	572
	Danaher Corp.	2.400%	9/15/20	480	480
	Danaher Corp.	3.900%	6/23/21	525	559
[12]	DH Europe Finance SA	1.700%	1/4/22	636	709
[12]	Dover Corp.	2.125%	12/1/20	240	272
[7]	Embraer Overseas Ltd.	5.696%	9/16/23	263	256
	General Electric Capital Corp.	5.000%	1/8/16	595	595
	General Electric Capital Corp.	2.950%	5/9/16	438	441
	General Electric Capital Corp.	2.900%	1/9/17	145	147
	General Electric Capital Corp.	2.450%	3/15/17	105	107
	General Electric Capital Corp.	5.625%	5/1/18	145	158
	General Electric Capital Corp.	6.000%	8/7/19	141	159
	General Electric Capital Corp.	2.200%	1/9/20	301	301
	General Electric Capital Corp.	5.550%	5/4/20	287	325
	General Electric Capital Corp.	5.300%	2/11/21	48	54
[4]	General Electric Capital Corp.	6.375%	11/15/67	165	172
	General Electric Co.	5.250%	12/6/17	3,115	3,328
	Harris Corp.	1.999%	4/27/18	470	465
	Harris Corp.	2.700%	4/27/20	170	167
	Honeywell International Inc.	5.300%	3/1/18	1,183	1,277
	Honeywell International Inc.	5.000%	2/15/19	1,368	1,499
	Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	235	260
	Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	810	817
	Ingersoll-Rand Luxembourg Finance SA	2.625%	5/1/20	240	236
	John Deere Capital Corp.	5.350%	4/3/18	655	707
	John Deere Capital Corp.	5.750%	9/10/18	680	748
	John Deere Capital Corp.	2.050%	3/10/20	175	173
	John Deere Capital Corp.	2.375%	7/14/20	1,245	1,242
	John Deere Capital Corp.	2.450%	9/11/20	1,075	1,073
	John Deere Capital Corp.	2.800%	3/4/21	815	821
[9]	John Deere Financial Ltd.	3.500%	12/18/19	460	337
	L-3 Communications Corp.	3.950%	11/15/16	405	412
	L-3 Communications Corp.	1.500%	5/28/17	235	233
	L-3 Communications Corp.	5.200%	10/15/19	360	381
	Lockheed Martin Corp.	1.850%	11/23/18	365	364
	Lockheed Martin Corp.	2.500%	11/23/20	730	727
	Lockheed Martin Corp.	3.350%	9/15/21	730	746
	Mohawk Industries Inc.	6.125%	1/15/16	957	958
[12]	Mohawk Industries Inc.	2.000%	1/14/22	288	316
	Raytheon Co.	6.750%	3/15/18	495	548
	Raytheon Co.	6.400%	12/15/18	720	811
	Raytheon Co.	4.400%	2/15/20	55	60
	Raytheon Co.	3.125%	10/15/20	180	185
	Rockwell Automation Inc.	5.650%	12/1/17	115	123
	Roper Technologies Inc.	1.850%	11/15/17	520	518
	Roper Technologies Inc.	2.050%	10/1/18	235	234
[7]	Siemens Financieringsmaatschappij NV	1.450%	5/25/18	935	930
	United Rentals North America Inc.	4.625%	7/15/23	340	338
	United Technologies Corp.	5.375%	12/15/17	691	743
	United Technologies Corp.	6.125%	2/1/19	810	904
	Waste Management Inc.	2.600%	9/1/16	230	232
	Waste Management Inc.	6.100%	3/15/18	150	163

	Communication (3.8%)
	21st Century Fox America Inc.	7.250%	5/18/18	175	195
	21st Century Fox America Inc.	6.900%	3/1/19	160	182
	21st Century Fox America Inc.	4.500%	2/15/21	250	269
	America Movil SAB de CV	2.375%	9/8/16	460	463
	America Movil SAB de CV	5.625%	11/15/17	555	590
[12]	America Movil SAB de CV	1.000%	6/4/18	700	768
	America Movil SAB de CV	5.000%	10/16/19	400	431
	America Movil SAB de CV	5.000%	3/30/20	1,475	1,601

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	American Tower Corp.	4.500%	1/15/18	710	741
	American Tower Corp.	3.400%	2/15/19	680	696
	American Tower Corp.	2.800%	6/1/20	700	692
	AT&T Inc.	2.400%	8/15/16	35	35
	AT&T Inc.	1.600%	2/15/17	470	471
[11]	AT&T Inc.	5.875%	4/28/17	700	1,090
	AT&T Inc.	1.700%	6/1/17	275	276
	AT&T Inc.	1.400%	12/1/17	600	597
	AT&T Inc.	5.500%	2/1/18	709	758
	AT&T Inc.	5.600%	5/15/18	175	190
	AT&T Inc.	5.800%	2/15/19	1,080	1,192
	AT&T Inc.	2.450%	6/30/20	500	494
	British Telecommunications plc	1.250%	2/14/17	345	343
	British Telecommunications plc	2.350%	2/14/19	465	466
	CBS Corp.	1.950%	7/1/17	550	550
	CBS Corp.	4.625%	5/15/18	60	63
	CBS Corp.	2.300%	8/15/19	320	316
	Comcast Cable Communications LLC	8.875%	5/1/17	375	411
	Comcast Corp.	6.500%	1/15/17	750	790
	Comcast Corp.	6.300%	11/15/17	270	294
	Comcast Corp.	5.875%	2/15/18	410	446
	Comcast Corp.	5.700%	5/15/18	510	558
	Comcast Corp.	5.700%	7/1/19	1,275	1,429
[7]	Deutsche Telekom International
	Finance BV	3.125%	4/11/16	490	492
[7]	Deutsche Telekom International
	Finance BV	2.250%	3/6/17	200	201
	Deutsche Telekom International
	Finance BV	6.750%	8/20/18	275	308
	Deutsche Telekom International
	Finance BV	6.000%	7/8/19	350	388
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	2.400%	3/15/17	395	399
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	1.750%	1/15/18	835	832
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	5.875%	10/1/19	1,370	1,525
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	5.200%	3/15/20	895	969
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	4.600%	2/15/21	100	106
	Embarq Corp.	7.082%	6/1/16	450	457
	Interpublic Group of Cos. Inc.	2.250%	11/15/17	78	78
[7]	KT Corp.	1.750%	4/22/17	815	813
	McGraw Hill Financial Inc.	3.300%	8/14/20	435	439
	McGraw Hill Financial Inc.	4.000%	6/15/25	340	341
	Moody’s Corp.	2.750%	7/15/19	1,400	1,414
	Moody’s Corp.	5.500%	9/1/20	150	165
	NBCUniversal Media LLC	5.150%	4/30/20	610	681
	Omnicom Group Inc.	5.900%	4/15/16	850	861
	Omnicom Group Inc.	6.250%	7/15/19	125	140
	Omnicom Group Inc.	4.450%	8/15/20	760	810
	Orange SA	2.750%	9/14/16	540	545
	Orange SA	2.750%	2/6/19	720	731
	Qwest Corp.	6.500%	6/1/17	185	196
	Rogers Communications Inc.	6.800%	8/15/18	413	462
[7]	SES Global Americas Holdings GP	2.500%	3/25/19	1,295	1,277
[7]	Sky plc	2.625%	9/16/19	300	298
	Telefonica Emisiones SAU	3.992%	2/16/16	1,105	1,108
	Telefonica Emisiones SAU	6.421%	6/20/16	305	312
	Telefonica Emisiones SAU	6.221%	7/3/17	380	403
	Telefonica Emisiones SAU	3.192%	4/27/18	640	652
[9]	Telstra Corp. Ltd.	4.500%	11/13/18	590	445
	Thomson Reuters Corp.	0.875%	5/23/16	400	400
	Thomson Reuters Corp.	1.300%	2/23/17	520	517
	Thomson Reuters Corp.	6.500%	7/15/18	730	806
	Thomson Reuters Corp.	4.700%	10/15/19	480	515
	Time Warner Cable Inc.	5.850%	5/1/17	800	837
	Time Warner Cable Inc.	6.750%	7/1/18	1,705	1,867
	Time Warner Cable Inc.	8.750%	2/14/19	395	457
	Time Warner Cable Inc.	8.250%	4/1/19	555	638

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Verizon Communications Inc.	1.350%	6/9/17	350	349
	Verizon Communications Inc.	5.500%	2/15/18	25	27
	Verizon Communications Inc.	6.100%	4/15/18	380	415
	Verizon Communications Inc.	3.650%	9/14/18	1,525	1,592
	Verizon Communications Inc.	6.350%	4/1/19	550	619
	Verizon Communications Inc.	2.625%	2/21/20	1,170	1,175
	Verizon Communications Inc.	4.500%	9/15/20	2,320	2,494
	Verizon Communications Inc.	4.600%	4/1/21	200	216
	Viacom Inc.	6.250%	4/30/16	110	112
	Viacom Inc.	2.500%	12/15/16	120	120
	Viacom Inc.	6.125%	10/5/17	255	271
	Viacom Inc.	2.500%	9/1/18	236	236
	Viacom Inc.	5.625%	9/15/19	75	81
	Vodafone Group plc	1.250%	9/26/17	305	302
	Vodafone Group plc	5.450%	6/10/19	100	110
	Vodafone Group plc	2.950%	2/19/23	400	379

	Consumer Cyclical (4.7%)
	Alibaba Group Holding Ltd.	1.625%	11/28/17	905	895
	Alibaba Group Holding Ltd.	2.500%	11/28/19	1,630	1,597
	Amazon.com Inc.	2.600%	12/5/19	465	472
	American Honda Finance Corp.	1.125%	10/7/16	470	471
	American Honda Finance Corp.	0.950%	5/5/17	380	378
	American Honda Finance Corp.	1.600%	7/13/18	255	254
	American Honda Finance Corp.	2.125%	10/10/18	1,005	1,012
	American Honda Finance Corp.	2.250%	8/15/19	1,000	1,005
	American Honda Finance Corp.	2.450%	9/24/20	415	416
	Automatic Data Processing Inc.	2.250%	9/15/20	505	507
	AutoNation Inc.	3.350%	1/15/21	125	125
	AutoZone Inc.	7.125%	8/1/18	720	807
	Block Financial LLC	4.125%	10/1/20	965	977
	Brinker International Inc.	2.600%	5/15/18	105	105
	Costco Wholesale Corp.	5.500%	3/15/17	140	147
	Costco Wholesale Corp.	1.750%	2/15/20	350	347
	CVS Health Corp.	1.900%	7/20/18	585	584
	CVS Health Corp.	2.250%	12/5/18	600	603
	CVS Health Corp.	2.800%	7/20/20	3,360	3,376
[7]	Daimler Finance North America LLC	2.950%	1/11/17	405	410
[7]	Daimler Finance North America LLC	1.125%	3/10/17	655	649
[7]	Daimler Finance North America LLC	2.400%	4/10/17	260	262
[7]	Daimler Finance North America LLC	1.375%	8/1/17	475	471
[7]	Daimler Finance North America LLC	1.650%	3/2/18	335	331
[7]	Daimler Finance North America LLC	1.650%	5/18/18	445	439
[7]	Daimler Finance North America LLC	2.375%	8/1/18	215	216
[7]	Daimler Finance North America LLC	2.250%	9/3/19	355	350
[7]	Daimler Finance North America LLC	2.250%	3/2/20	335	326
[7]	Daimler Finance North America LLC	2.450%	5/18/20	340	335
	Delphi Automotive plc	3.150%	11/19/20	365	364
	Dollar General Corp.	4.125%	7/15/17	305	314
	Dollar General Corp.	1.875%	4/15/18	235	233
	eBay Inc.	2.200%	8/1/19	480	474
[7]	Experian Finance plc	2.375%	6/15/17	905	900
	Ford Motor Credit Co. LLC	4.250%	2/3/17	245	250
	Ford Motor Credit Co. LLC	3.000%	6/12/17	755	759
	Ford Motor Credit Co. LLC	6.625%	8/15/17	1,710	1,824
	Ford Motor Credit Co. LLC	2.145%	1/9/18	335	333
	Ford Motor Credit Co. LLC	2.375%	1/16/18	365	364
	Ford Motor Credit Co. LLC	5.000%	5/15/18	1,715	1,795
	Ford Motor Credit Co. LLC	2.240%	6/15/18	350	346
[9]	Ford Motor Credit Co. LLC	4.050%	12/10/18	1,434	1,046
	Ford Motor Credit Co. LLC	2.375%	3/12/19	115	113
	Ford Motor Credit Co. LLC	2.597%	11/4/19	320	314
	Ford Motor Credit Co. LLC	2.459%	3/27/20	465	451
	Ford Motor Credit Co. LLC	3.157%	8/4/20	340	338
	Ford Motor Credit Co. LLC	3.200%	1/15/21	335	332
	General Motors Co.	3.500%	10/2/18	885	894
	General Motors Financial Co. Inc.	2.625%	7/10/17	475	476
	General Motors Financial Co. Inc.	4.750%	8/15/17	25	26
	General Motors Financial Co. Inc.	3.250%	5/15/18	1,535	1,545

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	General Motors Financial Co. Inc.	6.750%	6/1/18	1,160	1,257
	General Motors Financial Co. Inc.	3.500%	7/10/19	560	561
	General Motors Financial Co. Inc.	3.200%	7/13/20	935	919
	General Motors Financial Co. Inc.	3.700%	11/24/20	580	580
[7]	Harley-Davidson Financial Services Inc. 3.875%		3/15/16	367	369
[7]	Harley-Davidson Financial Services Inc. 2.700%		3/15/17	415	421
[7]	Harley-Davidson Financial Services Inc. 2.400%		9/15/19	235	234
[7]	Harley-Davidson Financial Services Inc. 2.150%		2/26/20	255	250
[7]	Harley-Davidson Funding Corp.	6.800%	6/15/18	90	100
	Home Depot Inc.	2.000%	6/15/19	475	478
[7]	Hyundai Capital America	4.000%	6/8/17	193	198
[7]	Hyundai Capital America	2.400%	10/30/18	815	812
[7]	Hyundai Capital Services Inc.	4.375%	7/27/16	200	203
[7]	Kia Motors Corp.	3.625%	6/14/16	731	737
	Lowe’s Cos. Inc.	1.625%	4/15/17	1,016	1,022
	Lowe’s Cos. Inc.	6.100%	9/15/17	300	323
	Lowe’s Cos. Inc.	4.625%	4/15/20	360	391
	Macy’s Retail Holdings Inc.	5.900%	12/1/16	282	293
	Macy’s Retail Holdings Inc.	7.450%	7/15/17	175	189
	Macy’s Retail Holdings Inc.	3.450%	1/15/21	485	483
	Marriott International Inc.	6.375%	6/15/17	255	272
	Marriott International Inc.	3.000%	3/1/19	240	243
	MasterCard Inc.	2.000%	4/1/19	300	301
	McDonald’s Corp.	2.100%	12/7/18	290	290
	McDonald’s Corp.	2.750%	12/9/20	485	485
	Nordstrom Inc.	6.250%	1/15/18	264	287
	PACCAR Financial Corp.	1.600%	3/15/17	160	160
	PACCAR Financial Corp.	1.750%	8/14/18	80	80
	PACCAR Financial Corp.	2.200%	9/15/19	450	448
	PACCAR Financial Corp.	2.500%	8/14/20	115	114
	QVC Inc.	3.125%	4/1/19	230	227
	Smithsonian Institute Washington
	DC GO	3.434%	9/1/23	150	155
	Staples Inc.	2.750%	1/12/18	80	80
	Starbucks Corp.	0.875%	12/5/16	100	100
	Target Corp.	2.300%	6/26/19	670	679
	TJX Cos. Inc.	6.950%	4/15/19	325	374
	TJX Cos. Inc.	2.750%	6/15/21	595	603
	Toyota Motor Credit Corp.	2.000%	9/15/16	86	87
	Toyota Motor Credit Corp.	2.050%	1/12/17	610	615
	Toyota Motor Credit Corp.	1.450%	1/12/18	650	649
	Toyota Motor Credit Corp.	1.550%	7/13/18	400	399
	Toyota Motor Credit Corp.	2.000%	10/24/18	490	493
	Toyota Motor Credit Corp.	2.100%	1/17/19	470	471
	Toyota Motor Credit Corp.	2.125%	7/18/19	985	985
	VF Corp.	5.950%	11/1/17	140	151
	Visa Inc.	1.200%	12/14/17	1,070	1,069
	Visa Inc.	2.200%	12/14/20	2,070	2,066
[11]	Volkswagen Financial Services NV	2.375%	11/13/18	88	128
[7]	Volkswagen Group of America Finance
	LLC	1.250%	5/23/17	815	796
[7]	Volkswagen Group of America Finance
	LLC	1.600%	11/20/17	200	194
[7]	Volkswagen Group of America Finance
	LLC	1.650%	5/22/18	200	192
[7]	Volkswagen Group of America Finance
	LLC	2.125%	5/23/19	290	274
	Wal-Mart Stores Inc.	0.600%	4/11/16	695	695
	Wal-Mart Stores Inc.	2.800%	4/15/16	605	608
	Wal-Mart Stores Inc.	5.375%	4/5/17	489	515
	Wal-Mart Stores Inc.	5.800%	2/15/18	565	617
	Wal-Mart Stores Inc.	1.125%	4/11/18	560	557
	Wal-Mart Stores Inc.	1.950%	12/15/18	210	213
	Wal-Mart Stores Inc.	3.625%	7/8/20	715	765
	Wal-Mart Stores Inc.	3.250%	10/25/20	457	482
[11]	Walgreens Boots Alliance Inc.	2.875%	11/20/20	281	411
[7]	Wesfarmers Ltd.	2.983%	5/18/16	1,150	1,158
[7]	Wesfarmers Ltd.	1.874%	3/20/18	425	422

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Consumer Noncyclical (6.0%)
	AbbVie Inc.	1.800%	5/14/18	3,140	3,128
	AbbVie Inc.	2.500%	5/14/20	2,270	2,245
	Actavis Funding SCS	1.850%	3/1/17	500	500
	Actavis Funding SCS	2.350%	3/12/18	1,000	1,003
	Actavis Funding SCS	2.450%	6/15/19	235	233
	Actavis Funding SCS	3.000%	3/12/20	2,575	2,571
	Actavis Inc.	1.875%	10/1/17	657	656
	Actavis Inc.	6.125%	8/15/19	235	261
	Agilent Technologies Inc.	6.500%	11/1/17	99	106
	Agilent Technologies Inc.	5.000%	7/15/20	565	606
	Allergan Inc.	5.750%	4/1/16	647	654
	Allergan Inc.	1.350%	3/15/18	200	196
	Altria Group Inc.	9.250%	8/6/19	1,714	2,100
	Altria Group Inc.	4.750%	5/5/21	465	505
	Amgen Inc.	5.850%	6/1/17	1,413	1,495
	Amgen Inc.	5.700%	2/1/19	185	204
	Anheuser-Busch Cos. LLC	5.050%	10/15/16	125	129
	Anheuser-Busch Cos. LLC	5.600%	3/1/17	100	105
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	150	160
	Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	65	64
	Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	415	415
	Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	865	867
	Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	630	628
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	550	637
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	1,150	1,272
	AstraZeneca plc	2.375%	11/16/20	970	963
[7]	Baxalta Inc.	2.875%	6/23/20	1,505	1,490
	Baxter International Inc.	5.375%	6/1/18	255	274
[7]	Bayer US Finance LLC	1.500%	10/6/17	475	475
[7]	Bayer US Finance LLC	2.375%	10/8/19	1,425	1,429
	Becton Dickinson & Co.	2.675%	12/15/19	185	186
	Biogen Inc.	6.875%	3/1/18	120	132
	Biogen Inc.	2.900%	9/15/20	2,785	2,775
	Boston Scientific Corp.	2.650%	10/1/18	540	543
	Boston Scientific Corp.	2.850%	5/15/20	400	398
	Bottling Group LLC	5.500%	4/1/16	301	305
	Bottling Group LLC	5.125%	1/15/19	100	110
	Cardinal Health Inc.	1.900%	6/15/17	170	170
	Cardinal Health Inc.	1.700%	3/15/18	495	493
	Cardinal Health Inc.	1.950%	6/15/18	700	699
[7]	Cargill Inc.	1.900%	3/1/17	655	658
[7]	Cargill Inc.	6.000%	11/27/17	300	322
	Catholic Health Initiatives Colorado GO	2.600%	8/1/18	100	100
	Clorox Co.	5.950%	10/15/17	120	129
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	450	451
	ConAgra Foods Inc.	1.300%	1/25/16	660	660
	ConAgra Foods Inc.	5.819%	6/15/17	74	78
	ConAgra Foods Inc.	1.900%	1/25/18	1,165	1,159
	ConAgra Foods Inc.	2.100%	3/15/18	68	68
	ConAgra Foods Inc.	7.000%	4/15/19	101	114
	ConAgra Foods Inc.	4.950%	8/15/20	325	348
	ConAgra Foods Inc.	3.200%	1/25/23	575	553
	Constellation Brands Inc.	3.875%	11/15/19	250	257
	Constellation Brands Inc.	3.750%	5/1/21	120	120
	Constellation Brands Inc.	4.750%	12/1/25	85	86
	Covidien International Finance SA	6.000%	10/15/17	1,218	1,312
	CR Bard Inc.	1.375%	1/15/18	345	340
	Diageo Capital plc	1.125%	4/29/18	170	167
	Edwards Lifesciences Corp.	2.875%	10/15/18	600	607
	Express Scripts Holding Co.	2.650%	2/15/17	1,222	1,234
	General Mills Inc.	5.700%	2/15/17	219	229
	General Mills Inc.	5.650%	2/15/19	300	329
	Gilead Sciences Inc.	3.050%	12/1/16	623	634
	Gilead Sciences Inc.	2.550%	9/1/20	1,205	1,205
	Gilead Sciences Inc.	4.500%	4/1/21	410	444
	Gilead Sciences Inc.	4.400%	12/1/21	820	884
	Hershey Co.	1.600%	8/21/18	560	562
	Ingredion Inc.	1.800%	9/25/17	144	143

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	JM Smucker Co.	1.750%	3/15/18	600	597
	JM Smucker Co.	2.500%	3/15/20	330	328
	Kraft Foods Group Inc.	2.250%	6/5/17	228	230
	Kraft Foods Group Inc.	6.125%	8/23/18	291	320
[7]	Kraft Heinz Foods Co.	2.800%	7/2/20	800	797
	Kroger Co.	1.200%	10/17/16	160	160
	Kroger Co.	2.200%	1/15/17	185	187
	Kroger Co.	6.800%	12/15/18	150	170
	Kroger Co.	2.300%	1/15/19	760	760
	Laboratory Corp. of America Holdings	2.625%	2/1/20	235	233
	McCormick & Co. Inc.	3.900%	7/15/21	100	107
	McKesson Corp.	3.250%	3/1/16	413	414
	McKesson Corp.	5.700%	3/1/17	150	157
	McKesson Corp.	2.284%	3/15/19	750	748
	Mead Johnson Nutrition Co.	3.000%	11/15/20	500	501
	Medco Health Solutions Inc.	7.125%	3/15/18	805	887
	Medtronic Inc.	1.500%	3/15/18	675	675
	Medtronic Inc.	2.500%	3/15/20	1,940	1,952
	Medtronic Inc.	4.450%	3/15/20	200	216
	Medtronic Inc.	3.150%	3/15/22	500	505
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	180	198
	Mondelez International Inc.	4.125%	2/9/16	862	864
	Mondelez International Inc.	2.250%	2/1/19	1,080	1,079
[12]	Mondelez International Inc.	2.375%	1/26/21	216	248
[12]	Mondelez International Inc.	1.000%	3/7/22	224	238
[7]	Mylan NV	3.000%	12/15/18	730	728
	Newell Rubbermaid Inc.	2.050%	12/1/17	315	312
	Newell Rubbermaid Inc.	2.150%	10/15/18	300	291
	Newell Rubbermaid Inc.	2.875%	12/1/19	225	217
	PepsiCo Inc.	5.000%	6/1/18	330	357
	PepsiCo Inc.	7.900%	11/1/18	320	375
	PepsiCo Inc.	2.250%	1/7/19	100	101
	PepsiCo Inc.	4.500%	1/15/20	400	434
	PepsiCo Inc.	1.850%	4/30/20	1,150	1,140
	PepsiCo Inc.	2.150%	10/14/20	2,200	2,187
	Perrigo Co. plc	2.300%	11/8/18	355	350
	Pfizer Inc.	6.200%	3/15/19	1,290	1,452
	Pharmacia Corp.	6.500%	12/1/18	200	225
	Philip Morris International Inc.	2.500%	5/16/16	515	518
	Philip Morris International Inc.	1.125%	8/21/17	125	125
	Philip Morris International Inc.	5.650%	5/16/18	510	557
	Quest Diagnostics Inc.	2.700%	4/1/19	465	464
[7]	Reynolds American Inc.	3.500%	8/4/16	150	152
	Reynolds American Inc.	3.500%	8/4/16	185	187
	Reynolds American Inc.	6.750%	6/15/17	271	289
	Reynolds American Inc.	8.125%	6/23/19	1,216	1,429
	Reynolds American Inc.	3.250%	6/12/20	710	721
[7]	Roche Holdings Inc.	2.250%	9/30/19	705	709
	Sanofi	1.250%	4/10/18	1,130	1,125
	St. Jude Medical Inc.	2.500%	1/15/16	495	495
	St. Jude Medical Inc.	2.800%	9/15/20	400	400
	Stryker Corp.	1.300%	4/1/18	282	280
	Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	870	875
	Thermo Fisher Scientific Inc.	2.250%	8/15/16	355	357
	Thermo Fisher Scientific Inc.	2.150%	12/14/18	400	400
	Tyson Foods Inc.	6.600%	4/1/16	978	991
	Tyson Foods Inc.	2.650%	8/15/19	1,755	1,754
	Tyson Foods Inc.	4.500%	6/15/22	250	266
	Whirlpool Corp.	6.500%	6/15/16	75	77
	Wyeth LLC	5.450%	4/1/17	80	84
	Zimmer Biomet Holdings Inc.	2.000%	4/1/18	465	462
	Zimmer Biomet Holdings Inc.	2.700%	4/1/20	580	574
	Zoetis Inc.	1.875%	2/1/18	35	35
	Zoetis Inc.	3.450%	11/13/20	290	290

	Energy (4.4%)
	Anadarko Petroleum Corp.	5.950%	9/15/16	865	886
	Anadarko Petroleum Corp.	6.375%	9/15/17	333	349
	BP Capital Markets plc	3.200%	3/11/16	1,050	1,055

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	BP Capital Markets plc	2.248%	11/1/16	735	741
	BP Capital Markets plc	1.846%	5/5/17	725	729
	BP Capital Markets plc	1.375%	11/6/17	550	546
	BP Capital Markets plc	1.375%	5/10/18	2,025	1,995
	BP Capital Markets plc	2.241%	9/26/18	705	705
[9]	BP Capital Markets plc	4.750%	11/15/18	250	189
	BP Capital Markets plc	4.750%	3/10/19	730	782
	BP Capital Markets plc	2.237%	5/10/19	500	495
	BP Capital Markets plc	2.315%	2/13/20	1,350	1,333
	BP Capital Markets plc	4.500%	10/1/20	100	107
	Canadian Natural Resources Ltd.	1.750%	1/15/18	250	244
	Cenovus Energy Inc.	5.700%	10/15/19	579	608
	Chevron Corp.	1.345%	11/15/17	435	433
	Chevron Corp.	1.104%	12/5/17	300	298
	Chevron Corp.	1.365%	3/2/18	675	669
	Chevron Corp.	1.718%	6/24/18	900	895
	Chevron Corp.	1.790%	11/16/18	1,700	1,687
	Chevron Corp.	2.193%	11/15/19	100	100
	Chevron Corp.	1.961%	3/3/20	1,095	1,077
	Chevron Corp.	2.427%	6/24/20	600	599
	Chevron Corp.	2.419%	11/17/20	1,500	1,494
	ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	780	805
	ConocoPhillips Co.	2.200%	5/15/20	700	677
	Dominion Gas Holdings LLC	2.500%	12/15/19	500	499
	Dominion Gas Holdings LLC	2.800%	11/15/20	300	301
	Dominion Gas Holdings LLC	3.550%	11/1/23	300	296
	El Paso Natural Gas Co. LLC	5.950%	4/15/17	250	254
	Enable Midstream Partners LP	2.400%	5/15/19	470	423
	Enbridge Energy Partners LP	4.375%	10/15/20	385	376
[4]	Enbridge Energy Partners LP	8.050%	10/1/77	30	25
	Energy Transfer Partners LP	6.125%	2/15/17	515	526
	Energy Transfer Partners LP	2.500%	6/15/18	450	428
	Energy Transfer Partners LP	6.700%	7/1/18	990	1,042
	Energy Transfer Partners LP	4.150%	10/1/20	965	894
	Energy Transfer Partners LP	5.200%	2/1/22	195	181
	Ensco plc	4.700%	3/15/21	320	260
	Enterprise Products Operating LLC	1.650%	5/7/18	810	787
	Enterprise Products Operating LLC	6.500%	1/31/19	25	27
	Enterprise Products Operating LLC	2.550%	10/15/19	70	67
	Enterprise Products Operating LLC	5.250%	1/31/20	430	452
	Enterprise Products Operating LLC	5.200%	9/1/20	615	645
	EOG Resources Inc.	5.875%	9/15/17	50	53
	EOG Resources Inc.	5.625%	6/1/19	175	191
	EOG Resources Inc.	4.400%	6/1/20	800	849
	EOG Resources Inc.	2.625%	3/15/23	200	189
	Exxon Mobil Corp.	1.912%	3/6/20	800	798
	Halliburton Co.	2.700%	11/15/20	800	790
	Kinder Morgan Energy Partners LP	6.000%	2/1/17	395	403
	Kinder Morgan Energy Partners LP	2.650%	2/1/19	440	410
	Kinder Morgan Energy Partners LP	6.500%	4/1/20	425	434
	Kinder Morgan Energy Partners LP	5.300%	9/15/20	125	124
	Kinder Morgan Inc.	7.000%	6/15/17	570	587
	Kinder Morgan Inc.	7.250%	6/1/18	350	365
	Kinder Morgan Inc.	3.050%	12/1/19	200	185
	Marathon Oil Corp.	5.900%	3/15/18	315	318
	Marathon Oil Corp.	2.700%	6/1/20	800	703
	Nabors Industries Inc.	2.350%	9/15/16	400	396
	Nabors Industries Inc.	6.150%	2/15/18	460	471
	Noble Holding International Ltd.	3.050%	3/1/16	370	369
	Occidental Petroleum Corp.	1.750%	2/15/17	2,070	2,073
	Occidental Petroleum Corp.	1.500%	2/15/18	1,140	1,122
	ONEOK Partners LP	3.200%	9/15/18	280	266
	ONEOK Partners LP	8.625%	3/1/19	190	210
	Petro-Canada	6.050%	5/15/18	115	124
	Phillips 66	2.950%	5/1/17	1,035	1,049
	Pioneer Natural Resources Co.	6.650%	3/15/17	120	124
	Pioneer Natural Resources Co.	6.875%	5/1/18	225	240
	Pioneer Natural Resources Co.	3.450%	1/15/21	600	554
	Pride International Inc.	8.500%	6/15/19	200	195

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Pride International Inc.	6.875%	8/15/20	385	358
	Shell International Finance BV	5.200%	3/22/17	375	385
	Shell International Finance BV	1.125%	8/21/17	100	99
	Shell International Finance BV	1.900%	8/10/18	100	100
	Shell International Finance BV	1.625%	11/10/18	500	495
	Shell International Finance BV	2.000%	11/15/18	325	324
	Shell International Finance BV	4.300%	9/22/19	750	800
	Shell International Finance BV	2.125%	5/11/20	1,300	1,275
	Shell International Finance BV	2.250%	11/10/20	1,250	1,231
[7]	Southern Natural Gas Co. LLC	5.900%	4/1/17	270	275
	Southern Natural Gas Co. LLC /
	Southern Natural Issuing Corp.	4.400%	6/15/21	155	144
	Southwestern Energy Co.	3.300%	1/23/18	300	236
	Southwestern Energy Co.	7.500%	2/1/18	500	425
	Southwestern Energy Co.	4.050%	1/23/20	1,100	797
	Spectra Energy Partners LP	2.950%	9/25/18	230	226
	Suncor Energy Inc.	6.100%	6/1/18	80	86
	Sunoco Logistics Partners Operations
	LP	4.400%	4/1/21	2,160	2,093
	Total Capital Canada Ltd.	1.450%	1/15/18	1,045	1,040
	Total Capital International SA	1.500%	2/17/17	615	615
	Total Capital International SA	1.550%	6/28/17	485	485
	Total Capital International SA	2.125%	1/10/19	980	979
	Total Capital International SA	2.100%	6/19/19	400	403
	Total Capital SA	2.125%	8/10/18	275	276
	Transocean Inc.	5.800%	12/15/16	1,415	1,373
	Transocean Inc.	3.000%	10/15/17	1,555	1,384
	Weatherford International LLC	6.350%	6/15/17	360	351
	Weatherford International Ltd.	5.500%	2/15/16	240	239
	Weatherford International Ltd.	6.000%	3/15/18	225	206
[7]	Woodside Finance Ltd.	8.750%	3/1/19	250	287

	Other Industrial (0.2%)
[7]	Hutchison Whampoa Finance CI Ltd.	7.450%	8/1/17	255	277
[7]	Hutchison Whampoa International 09
	Ltd.	7.625%	4/9/19	1,115	1,293
[7]	Hutchison Whampoa International 14
	Ltd.	1.625%	10/31/17	970	963

	Technology (2.8%)
	Adobe Systems Inc.	4.750%	2/1/20	475	515
	Altera Corp.	1.750%	5/15/17	265	266
	Altera Corp.	2.500%	11/15/18	1,205	1,222
	Amphenol Corp.	2.550%	1/30/19	200	200
	Apple Inc.	1.000%	5/3/18	325	323
	Apple Inc.	2.100%	5/6/19	2,015	2,039
[9]	Apple Inc.	2.850%	8/28/19	420	305
	Apple Inc.	1.550%	2/7/20	465	458
	Apple Inc.	2.000%	5/6/20	615	614
	Apple Inc.	2.850%	5/6/21	875	896
	Applied Materials Inc.	2.625%	10/1/20	580	580
	Autodesk Inc.	3.125%	6/15/20	280	278
	Baidu Inc.	2.250%	11/28/17	385	386
	Baidu Inc.	3.250%	8/6/18	825	836
	Baidu Inc.	2.750%	6/9/19	425	422
	CA Inc.	3.600%	8/1/20	255	261
	Cisco Systems Inc.	1.650%	6/15/18	460	462
	Cisco Systems Inc.	4.950%	2/15/19	1,030	1,126
	Cisco Systems Inc.	2.125%	3/1/19	815	822
	Cisco Systems Inc.	4.450%	1/15/20	650	708
	Cisco Systems Inc.	2.450%	6/15/20	215	217
	Computer Sciences Corp.	6.500%	3/15/18	280	302
	Corning Inc.	6.625%	5/15/19	135	151
	Corning Inc.	4.250%	8/15/20	70	73
	EMC Corp.	1.875%	6/1/18	490	457
	EMC Corp.	2.650%	6/1/20	290	257
	Equifax Inc.	6.300%	7/1/17	120	128
	Fidelity National Information
	Services Inc.	1.450%	6/5/17	270	267

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Fidelity National Information
	Services Inc.	2.000%	4/15/18	70	69
	Fidelity National Information
	Services Inc.	2.850%	10/15/18	1,350	1,355
	Fidelity National Information Services
	Inc.	3.625%	10/15/20	1,500	1,520
	Fiserv Inc.	2.700%	6/1/20	295	295
[7]	Hewlett Packard Enterprise Co.	2.450%	10/5/17	960	959
[7]	Hewlett Packard Enterprise Co.	2.850%	10/5/18	1,125	1,124
[7]	Hewlett Packard Enterprise Co.	3.600%	10/15/20	1,480	1,484
	Intel Corp.	1.950%	10/1/16	250	252
	Intel Corp.	1.350%	12/15/17	1,897	1,899
	Intel Corp.	2.450%	7/29/20	475	480
	Intel Corp.	3.300%	10/1/21	65	67
	International Business Machines Corp.	1.250%	2/6/17	400	401
	International Business Machines Corp.	5.700%	9/14/17	691	741
	International Business Machines Corp.	1.250%	2/8/18	300	299
	International Business Machines Corp.	7.625%	10/15/18	155	179
	International Business Machines Corp.	1.950%	2/12/19	635	638
	KLA-Tencor Corp.	2.375%	11/1/17	335	335
	KLA-Tencor Corp.	3.375%	11/1/19	90	91
	Lam Research Corp.	2.750%	3/15/20	580	561
	Microsoft Corp.	1.300%	11/3/18	340	339
	Microsoft Corp.	2.000%	11/3/20	510	510
	Oracle Corp.	1.200%	10/15/17	695	695
	Oracle Corp.	5.750%	4/15/18	400	437
	Oracle Corp.	2.375%	1/15/19	1,540	1,561
	Oracle Corp.	5.000%	7/8/19	330	363
	Oracle Corp.	2.250%	10/8/19	1,745	1,764
	Oracle Corp.	2.800%	7/8/21	770	780
	Pitney Bowes Inc.	5.750%	9/15/17	20	21
	Pitney Bowes Inc.	5.600%	3/15/18	120	128
	QUALCOMM Inc.	1.400%	5/18/18	425	421
	QUALCOMM Inc.	2.250%	5/20/20	210	208
	Seagate HDD Cayman	3.750%	11/15/18	340	337
	Tyco Electronics Group SA	6.550%	10/1/17	205	222
	Tyco Electronics Group SA	2.375%	12/17/18	350	350
	Tyco Electronics Group SA	2.350%	8/1/19	455	455
	Xilinx Inc.	2.125%	3/15/19	560	555

	Transportation (1.3%)
[4,7] AA Aircraft Financing 2013-1 LLC		6.500%	11/1/17	425	431
[4,7] American Airlines 2013-2 Class A Pass
	Through Trust	3.596%	11/1/19	635	635
	Canadian National Railway Co.	5.850%	11/15/17	370	398
	Canadian Pacific Railway Co.	6.500%	5/15/18	250	274
	Canadian Pacific Railway Co.	7.250%	5/15/19	211	241
[4]	Continental Airlines 1997-4 Class A
	Pass Through Trust	6.900%	7/2/19	100	102
[4]	Continental Airlines 1998-1 Class A
	Pass Through Trust	6.648%	3/15/19	27	28
[4]	Continental Airlines 1998-1 Class B
	Pass Through Trust	6.748%	9/15/18	87	89
[4]	Continental Airlines 1999-1 Class B
	Pass Through Trust	6.795%	2/2/20	20	21
[4]	Continental Airlines 2000-1 Class A-1
	Pass Through Trust	8.048%	11/1/20	110	123
[4]	Continental Airlines 2005-ERJ1 Pass
	Through Trust	9.798%	10/1/22	309	339
[4]	Continental Airlines 2012-2 Class B
	Pass Through Trust	5.500%	4/29/22	61	63
	Continental Airlines 2012-3 Class C
	Pass Thru Certificates	6.125%	4/29/18	1,235	1,269
[4,13] Delta Air Lines 2002-1 Class G-1 Pass
	Through Trust	6.718%	7/2/24	406	460
[4]	Delta Air Lines 2007-1 Class A Pass
	Through Trust	6.821%	2/10/24	837	960
[4]	Delta Air Lines 2009-1 Class A Pass
	Through Trust	7.750%	6/17/21	625	700

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4]	Delta Air Lines 2010-1 Class A Pass
	Through Trust	6.200%	1/2/20	334	356
[4]	Delta Air Lines 2010-2 Class A Pass
	Through Trust	4.950%	11/23/20	116	123
[4]	Delta Air Lines 2012-1 Class A Pass
	Through Trust	4.750%	11/7/21	63	66
[7]	ERAC USA Finance LLC	1.400%	4/15/16	225	225
[7]	ERAC USA Finance LLC	6.375%	10/15/17	795	853
[7]	ERAC USA Finance LLC	2.800%	11/1/18	430	434
[7]	ERAC USA Finance LLC	2.350%	10/15/19	285	281
[7]	HPHT Finance 15 Ltd.	2.250%	3/17/18	695	691
	JB Hunt Transport Services Inc.	2.400%	3/15/19	120	120
[4,6,13]JetBlue Airways 2004-2 G-2 Pass
	Through Trust	0.812%	5/15/18	220	218
[4]	Northwest Airlines 2007-1 Class B
	Pass Through Trust	8.028%	11/1/17	544	589
[9]	Qantas Airways Ltd.	7.500%	6/11/21	600	480
	Ryder System Inc.	2.350%	2/26/19	180	180
	Ryder System Inc.	2.550%	6/1/19	160	159
	Ryder System Inc.	2.650%	3/2/20	500	491
[4]	Southwest Airlines Co. 2007-1 Pass
	Through Trust	6.150%	2/1/24	126	141
[4]	Spirit Airlines 2015-1 Pass Through
	Trust B	4.450%	10/1/25	350	342
[4]	UAL 2007-1 Pass Through Trust	6.636%	7/2/22	451	478
[4,7] UAL 2009-2B Pass Through Trust		12.000%	7/15/17	60	60
	Union Pacific Corp.	5.750%	11/15/17	225	242
	Union Pacific Corp.	5.700%	8/15/18	710	782
	Union Pacific Corp.	2.250%	2/15/19	385	388
	Union Pacific Corp.	1.800%	2/1/20	200	197
	Union Pacific Corp.	2.250%	6/19/20	575	575
	United Continental Holdings Inc.	6.375%	6/1/18	140	146
	United Parcel Service Inc.	5.125%	4/1/19	1,180	1,302
	United Parcel Service of America Inc.	8.375%	4/1/20	780	967
362,256
Utilities (4.3%)
	Electric (3.9%)
	Ameren Illinois Co.	6.125%	11/15/17	190	205
	Ameren Illinois Co.	6.250%	4/1/18	110	120
	Appalachian Power Co.	5.000%	6/1/17	141	147
	Arizona Public Service Co.	6.250%	8/1/16	100	103
	Arizona Public Service Co.	8.750%	3/1/19	691	821
	Baltimore Gas & Electric Co.	5.900%	10/1/16	170	176
	Baltimore Gas & Electric Co.	3.500%	11/15/21	270	280
	Berkshire Hathaway Energy Co.	5.750%	4/1/18	1,070	1,156
	Berkshire Hathaway Energy Co.	2.000%	11/15/18	890	884
	Berkshire Hathaway Energy Co.	2.400%	2/1/20	400	396
	CenterPoint Energy Inc.	5.950%	2/1/17	510	531
	CenterPoint Energy Inc.	6.500%	5/1/18	170	185
	CMS Energy Corp.	6.550%	7/17/17	70	75
	CMS Energy Corp.	5.050%	2/15/18	1,105	1,168
	CMS Energy Corp.	6.250%	2/1/20	225	255
	Commonwealth Edison Co.	5.950%	8/15/16	255	263
	Commonwealth Edison Co.	1.950%	9/1/16	130	131
	Commonwealth Edison Co.	6.150%	9/15/17	705	757
	Commonwealth Edison Co.	5.800%	3/15/18	880	954
	Commonwealth Edison Co.	2.150%	1/15/19	160	159
	Commonwealth Edison Co.	4.000%	8/1/20	570	603
	Commonwealth Edison Co.	3.400%	9/1/21	210	218
	Connecticut Light & Power Co.	5.500%	2/1/19	285	313
	Consumers Energy Co.	5.500%	8/15/16	46	47
	Consumers Energy Co.	5.150%	2/15/17	360	374
	Consumers Energy Co.	5.650%	9/15/18	325	355
	Consumers Energy Co.	6.125%	3/15/19	595	667
	Consumers Energy Co.	6.700%	9/15/19	1,055	1,215
	DTE Electric Co.	5.600%	6/15/18	409	446
	DTE Electric Co.	3.450%	10/1/20	185	193
	Duke Energy Carolinas LLC	5.250%	1/15/18	25	27
	Duke Energy Carolinas LLC	5.100%	4/15/18	125	134

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Duke Energy Carolinas LLC	7.000%	11/15/18	635	724
	Duke Energy Carolinas LLC	4.300%	6/15/20	300	325
	Duke Energy Carolinas LLC	3.900%	6/15/21	115	122
	Duke Energy Corp.	2.100%	6/15/18	225	225
	Duke Energy Corp.	6.250%	6/15/18	510	560
	Duke Energy Corp.	5.050%	9/15/19	300	326
	Duke Energy Florida LLC	4.550%	4/1/20	445	481
	Duke Energy Florida LLC	5.650%	6/15/18	950	1,037
	Duke Energy Indiana Inc.	3.750%	7/15/20	345	363
	Duke Energy Progress LLC	3.000%	9/15/21	620	632
[7]	EDP Finance BV	6.000%	2/2/18	705	742
[7]	EDP Finance BV	4.900%	10/1/19	940	968
[7]	EDP Finance BV	4.125%	1/15/20	1,165	1,168
	Entergy Corp.	4.700%	1/15/17	305	313
	Entergy Gulf States Louisiana LLC	6.000%	5/1/18	30	33
	Entergy Louisiana LLC	6.500%	9/1/18	340	378
	Eversource Energy	1.450%	5/1/18	510	502
	Eversource Energy	4.500%	11/15/19	95	101
	Exelon Corp.	1.550%	6/9/17	600	598
	Exelon Corp.	2.850%	6/15/20	510	509
[7]	Exelon Corp.	3.950%	6/15/25	240	240
	Exelon Generation Co. LLC	6.200%	10/1/17	390	416
	Exelon Generation Co. LLC	2.950%	1/15/20	440	438
	FirstEnergy Corp.	2.750%	3/15/18	555	559
	FirstEnergy Corp.	4.250%	3/15/23	630	641
[7]	FirstEnergy Transmission LLC	4.350%	1/15/25	690	700
[4,7] FPL Energy Marcus Hook LP		7.590%	7/10/18	391	416
	Georgia Power Co.	5.400%	6/1/18	185	201
	Georgia Power Co.	1.950%	12/1/18	800	798
	Kentucky Utilities Co.	3.250%	11/1/20	250	259
	LG&E & KU Energy LLC	3.750%	11/15/20	325	336
	MidAmerican Energy Co.	5.950%	7/15/17	340	360
	MidAmerican Energy Co.	5.300%	3/15/18	918	986
	National Rural Utilities Cooperative
	Finance Corp.	3.050%	3/1/16	200	201
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	4/10/17	280	293
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	2/1/18	750	803
	National Rural Utilities Cooperative
	Finance Corp.	10.375%	11/1/18	590	721
	National Rural Utilities Cooperative
	Finance Corp.	2.150%	2/1/19	640	641
	National Rural Utilities Cooperative
	Finance Corp.	2.300%	11/15/19	335	333
	National Rural Utilities Cooperative
	Finance Corp.	2.000%	1/27/20	500	491
	National Rural Utilities Cooperative
	Finance Corp.	2.350%	6/15/20	930	921
	National Rural Utilities Cooperative
	Finance Corp.	2.300%	11/1/20	990	981
	Nevada Power Co.	6.500%	5/15/18	771	859
	Nevada Power Co.	6.500%	8/1/18	225	250
	NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	210	230
	NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	370	365
	NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	730	727
	NSTAR Electric Co.	5.625%	11/15/17	120	128
	NV Energy Inc.	6.250%	11/15/20	290	328
	Ohio Power Co.	6.000%	6/1/16	240	245
	Pacific Gas & Electric Co.	5.625%	11/30/17	1,220	1,304
	Pacific Gas & Electric Co.	8.250%	10/15/18	770	895
	Pacific Gas & Electric Co.	3.500%	10/1/20	800	832
	Pacific Gas & Electric Co.	4.250%	5/15/21	360	386
	Pacific Gas & Electric Co.	3.250%	9/15/21	100	102
	PacifiCorp	5.650%	7/15/18	490	534
	PacifiCorp	5.500%	1/15/19	114	125
	PacifiCorp	3.850%	6/15/21	100	105
	Pennsylvania Electric Co.	6.050%	9/1/17	140	149
	PPL Capital Funding Inc.	1.900%	6/1/18	310	307
	Public Service Electric & Gas Co.	5.300%	5/1/18	200	216

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Public Service Electric & Gas Co.	2.300%	9/15/18	510	516
	Puget Sound Energy Inc.	4.300%	5/20/45	60	61
	SCANA Corp.	4.750%	5/15/21	185	192
	Sierra Pacific Power Co.	6.000%	5/15/16	457	465
	South Carolina Electric & Gas Co.	5.250%	11/1/18	30	33
	South Carolina Electric & Gas Co.	6.500%	11/1/18	294	331
	Southern California Edison Co.	1.125%	5/1/17	160	159
	Southern California Edison Co.	5.500%	8/15/18	120	131
	Southern Co.	2.750%	6/15/20	870	860
	Southern Power Co.	1.850%	12/1/17	240	240
	Southwestern Electric Power Co.	5.550%	1/15/17	50	52
	Southwestern Electric Power Co.	5.875%	3/1/18	245	265
	Southwestern Electric Power Co.	6.450%	1/15/19	1,215	1,358
	Tampa Electric Co.	6.100%	5/15/18	525	572
	TECO Finance Inc.	6.572%	11/1/17	244	263
	Union Electric Co.	6.400%	6/15/17	380	406
	Union Electric Co.	6.700%	2/1/19	400	455
	Union Electric Co.	5.100%	10/1/19	175	191
	Virginia Electric & Power Co.	5.400%	4/30/18	145	157
	Xcel Energy Inc.	1.200%	6/1/17	345	343

	Natural Gas (0.4%)
[12]	2i Rete Gas SPA	1.750%	7/16/19	563	630
	Atmos Energy Corp.	8.500%	3/15/19	240	281
	Sempra Energy	6.500%	6/1/16	1,902	1,941
	Sempra Energy	2.300%	4/1/17	945	952
	Sempra Energy	6.150%	6/15/18	580	633
	Sempra Energy	2.400%	3/15/20	235	230
	Sempra Energy	2.850%	11/15/20	230	230

	Other Utility (0.0%)
	American Water Capital Corp.	6.085%	10/15/17	210	225
					55,459
Total Corporate Bonds (Cost $775,951)					770,490
Sovereign Bonds (U.S. Dollar-Denominated) (6.8%)
	Abu Dhabi National Energy Co. PJSC	4.125%	3/13/17	200	203
[7]	Banco de Costa Rica	5.250%	8/12/18	200	199
[7]	Banco del Estado de Chile	2.000%	11/9/17	200	198
	Banco Latinoamericano de Comercio
	Exterior SA	3.750%	4/4/17	800	811
[7]	Banco Latinoamericano de Comercio
	Exterior SA	3.750%	4/4/17	250	253
[7]	Banco Nacional de Desenvolvimento
	Economico e Social	3.375%	9/26/16	100	100
	Banco Nacional de Desenvolvimento
	Economico e Social	6.369%	6/16/18	170	168
	Banco Nacional de Desenvolvimento
	Economico e Social	6.500%	6/10/19	100	98
[7]	Bank Nederlandse Gemeenten	0.875%	2/21/17	500	499
[7]	Bank Nederlandse Gemeenten	2.500%	1/23/23	50	51
[7]	Bermuda	4.138%	1/3/23	200	201
[7]	Bermuda	4.854%	2/6/24	200	206
[7]	Caisse d’Amortissement de la Dette
	Sociale	1.375%	1/29/18	125	125
[7]	Caixa Economica Federal	2.375%	11/6/17	125	115
[7]	CDP Financial Inc.	3.150%	7/24/24	670	674
	Centrais Eletricas Brasileiras SA	5.750%	10/27/21	400	313
[7]	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	200	203
	CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	825	821
[7]	CNPC General Capital Ltd.	2.750%	4/19/17	125	126
[7]	CNPC General Capital Ltd.	2.750%	5/14/19	235	235
	Corp. Andina de Fomento	3.750%	1/15/16	1,830	1,826
	Corp. Andina de Fomento	5.750%	1/12/17	100	104
	Corp. Andina de Fomento	7.790%	3/1/17	230	245
	Corp. Andina de Fomento	1.500%	8/8/17	210	209
	Corp. Andina de Fomento	4.375%	6/15/22	810	862
[7]	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	150	155
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	200	192
[7]	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	600	580

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[7]	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	525	471
[7]	Corp. Nacional del Cobre de Chile	4.500%	8/13/23	200	194
[7]	Democratic Socialist Republic of Sri
	Lanka	5.125%	4/11/19	200	191
[14]	Development Bank of Japan Inc.	2.750%	3/15/16	100	100
[14]	Development Bank of Japan Inc.	5.125%	2/1/17	200	208
[7,15] Dexia Credit Local SA		1.250%	10/18/16	300	300
	Ecopetrol SA	7.375%	9/18/43	100	84
	Ecopetrol SA	5.875%	5/28/45	525	375
[7]	Electricite de France SA	1.150%	1/20/17	1,390	1,385
[7]	Electricite de France SA	2.150%	1/22/19	810	808
[7]	Electricite de France SA	6.000%	1/22/14	60	60
[9]	Emirates NBD PJSC	5.750%	5/8/19	300	228
	Eskom Holdings SOC Ltd.	5.750%	1/26/21	1,000	867
[7]	Export-Import Bank of China/The via
	Avi Funding Co. Ltd.	2.850%	9/16/20	275	272
	Export-Import Bank of Korea	3.750%	10/20/16	705	718
	Export-Import Bank of Korea	4.000%	1/11/17	2,100	2,151
	Export-Import Bank of Korea	2.875%	9/17/18	300	306
[7]	Federation of Malaysia	2.991%	7/6/16	125	126
[4]	Federative Republic of Brazil	8.000%	1/15/18	488	503
	Federative Republic of Brazil	4.875%	1/22/21	1,705	1,577
	Federative Republic of Brazil	2.625%	1/5/23	645	492
	Federative Republic of Brazil	5.000%	1/27/45	200	133
[7]	Fondo MIVIVIENDA SA	3.375%	4/2/19	500	497
	Fondo MIVIVIENDA SA	3.375%	4/2/19	150	149
	Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	265	295
	Hydro-Quebec	2.000%	6/30/16	550	553
	Industrial & Commercial Bank of
	China Ltd.	2.351%	11/13/17	355	356
	Industrial & Commercial Bank of
	China Ltd.	3.231%	11/13/19	400	408
[14]	Japan Bank for International
	Cooperation	2.500%	1/21/16	500	500
[14]	Japan Bank for International
	Cooperation	2.500%	5/18/16	1,000	1,005
[14]	Japan Bank for International
	Cooperation	2.250%	7/13/16	910	916
[14]	Japan Bank for International
	Cooperation	1.750%	7/31/18	700	698
[14]	Japan Finance Organization for
	Municipalities	4.000%	1/13/21	250	269
	KazMunayGas National Co. JSC	9.125%	7/2/18	825	907
[7]	Kingdom of Bahrain	7.000%	1/26/26	45	45
[7,12] Kingdom of Spain		5.850%	1/31/22	335	468
[7]	Kommunalbanken AS	2.375%	1/19/16	125	125
[7]	Kommunalbanken AS	0.875%	10/3/16	225	225
[7]	Kommunalbanken AS	1.125%	5/23/18	700	695
	Korea Development Bank	1.000%	1/22/16	200	200
	Korea Development Bank	3.250%	3/9/16	700	702
	Korea Development Bank	4.000%	9/9/16	200	204
	Korea Development Bank	3.250%	9/20/16	200	203
	Korea Development Bank	3.875%	5/4/17	675	694
	Korea Development Bank	2.250%	8/7/17	555	559
	Korea Development Bank	3.500%	8/22/17	575	591
	Korea Development Bank	1.500%	1/22/18	400	396
[7]	Korea Expressway Corp.	1.625%	4/28/17	200	199
	Korea Expressway Corp.	1.625%	4/28/17	200	199
	Korea Expressway Corp.	1.875%	10/22/17	515	514
	Korea Gas Corp.	2.875%	7/29/18	200	203
[7]	Korea National Oil Corp.	4.000%	10/27/16	525	535
	Korea National Oil Corp.	2.750%	1/23/19	350	353
[7]	Korea Resources Corp.	2.125%	5/2/18	125	124
[7]	Korea Western Power Co. Ltd.	2.875%	10/10/18	200	203
	Majapahit Holding BV	8.000%	8/7/19	400	449
	North American Development Bank	2.300%	10/10/18	150	151
[7]	OCP SA	5.625%	4/25/24	200	203
[16]	Oesterreichische Kontrollbank AG	2.000%	6/3/16	650	653

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[7]	Ooredoo International Finance Ltd.	3.375%	10/14/16	375	379
[7]	Ooredoo International Finance Ltd.	3.250%	2/21/23	125	122
[4]	Oriental Republic of Uruguay	4.375%	10/27/27	80	79
[4]	Oriental Republic of Uruguay	5.100%	6/18/50	60	52
[7]	Perusahaan Penerbit SBSN Indonesia II 4.000%		11/21/18	200	210
[6]	Petrobras Global Finance BV	1.990%	5/20/16	425	418
	Petrobras Global Finance BV	2.000%	5/20/16	170	167
[6]	Petrobras Global Finance BV	2.460%	1/15/19	300	226
	Petrobras Global Finance BV	3.000%	1/15/19	130	98
	Petrobras International Finance Co. SA	3.875%	1/27/16	1,411	1,407
	Petrobras International Finance Co. SA	6.125%	10/6/16	370	367
	Petrobras International Finance Co. SA	5.875%	3/1/18	700	625
	Petroleos Mexicanos	5.750%	3/1/18	5,370	5,624
	Petroleos Mexicanos	3.500%	7/18/18	255	253
	Petroleos Mexicanos	8.000%	5/3/19	2,785	3,072
	Petroleos Mexicanos	5.500%	1/21/21	930	941
	Province of British Columbia	2.100%	5/18/16	200	201
	Province of British Columbia	1.200%	4/25/17	225	225
	Province of Manitoba	1.300%	4/3/17	775	775
	Province of New Brunswick	2.750%	6/15/18	10	10
	Province of Ontario	2.300%	5/10/16	1,775	1,786
	Province of Ontario	1.200%	2/14/18	300	298
	Province of Ontario	3.000%	7/16/18	275	284
	Province of Ontario	1.875%	5/21/20	230	228
	Quebec	5.000%	3/1/16	250	252
	Quebec	3.500%	7/29/20	250	264
	Quebec	2.750%	8/25/21	715	724
	Quebec	2.625%	2/13/23	150	149
[4]	Ras Laffan Liquefied Natural Gas
	Co. Ltd. II	5.298%	9/30/20	189	202
[4,7] Ras Laffan Liquefied Natural Gas
	Co. Ltd. II	5.298%	9/30/20	105	112
	Republic of Colombia	7.375%	3/18/19	180	201
	Republic of Colombia	4.375%	7/12/21	2,120	2,125
[4]	Republic of Colombia	2.625%	3/15/23	200	176
[4]	Republic of Colombia	4.500%	1/28/26	200	192
[4]	Republic of Colombia	5.000%	6/15/45	250	211
	Republic of Croatia	6.250%	4/27/17	1,360	1,408
	Republic of Hungary	4.000%	3/25/19	800	835
	Republic of Indonesia	6.875%	3/9/17	115	122
	Republic of Indonesia	6.875%	1/17/18	280	304
	Republic of Indonesia	5.875%	3/13/20	1,550	1,686
	Republic of Indonesia	4.875%	5/5/21	200	207
[12]	Republic of Indonesia	2.875%	7/8/21	615	662
	Republic of Indonesia	3.375%	4/15/23	200	186
[12]	Republic of Indonesia	3.375%	7/30/25	430	440
	Republic of Indonesia	5.950%	1/8/46	200	198
	Republic of Italy	4.750%	1/25/16	1,255	1,257
	Republic of Kazakhstan	6.500%	7/21/45	800	788
	Republic of Korea	5.125%	12/7/16	250	259
	Republic of Namibia	5.500%	11/3/21	100	101
	Republic of Poland	6.375%	7/15/19	1,580	1,805
	Republic of Poland	5.125%	4/21/21	350	389
	Republic of Poland	5.000%	3/23/22	835	926
	Republic of Poland	4.000%	1/22/24	200	210
[7,12] Republic of Portugal		2.875%	10/15/25	255	285
	Republic of Romania	4.375%	8/22/23	200	208
[12]	Republic of Romania	2.750%	10/29/25	365	402
	Republic of Serbia	5.250%	11/21/17	200	208
[7]	Republic of Slovenia	5.250%	2/18/24	300	331
	Republic of Turkey	7.000%	9/26/16	2,135	2,211
	Republic of Turkey	7.500%	7/14/17	3,495	3,758
	Republic of Turkey	6.750%	4/3/18	2,315	2,489
	Republic of Turkey	7.000%	3/11/19	400	439
	Republic of Turkey	3.250%	3/23/23	400	366
	Republic of Turkey	4.875%	4/16/43	235	207
[7]	Rio Oil Finance Trust Series 2014-3	9.750%	1/6/27	340	245
	SABIC Capital II BV	2.625%	10/3/18	400	400

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[7]	Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	180	178
[7]	Sinopec Group Overseas
	Development 2013 Ltd.	4.375%	10/17/23	600	620
	State Bank of India	4.125%	8/1/17	800	823
	State of Israel	5.500%	11/9/16	125	130
	State of Israel	4.000%	6/30/22	200	215
	Statoil ASA	1.800%	11/23/16	100	100
	Statoil ASA	3.125%	8/17/17	175	179
	Statoil ASA	1.200%	1/17/18	1,225	1,212
	Statoil ASA	2.250%	11/8/19	500	499
	Svensk Exportkredit AB	2.125%	7/13/16	600	604
	Svensk Exportkredit AB	1.750%	5/30/17	100	101
	Svensk Exportkredit AB	1.125%	4/5/18	250	248
[7]	Temasek Financial I Ltd.	4.300%	10/25/19	250	269
[7]	Turkiye Halk Bankasi AS	4.875%	7/19/17	200	204
	United Mexican States	5.625%	1/15/17	285	296
	United Mexican States	4.000%	10/2/23	150	152
	United Mexican States	5.750%	10/12/10	130	121
	Vnesheconombank Via VEB Finance plc 5.450%		11/22/17	100	100
Total Sovereign Bonds (Cost $89,638)					88,605
Taxable Municipal Bonds (0.4%)
	California Department of Water
	Resources Water System Revenue
	(Central Valley Project)	1.871%	12/1/19	200	201
	California GO	5.950%	3/1/18	650	707
	California GO	6.200%	10/1/19	350	402
	Colorado Housing & Finance Authority
	Employment Compensation Special
	Assessment Revenue	1.600%	5/15/16	400	402
	Florida Hurricane Catastrophe Fund
	Finance Corp. Revenue	1.298%	7/1/16	200	201
	Florida Hurricane Catastrophe Fund
	Finance Corp. Revenue	2.107%	7/1/18	150	151
	George Washington University District
	of Columbia GO	3.485%	9/15/22	200	203
	Harris County TX Toll Road Revenue	1.361%	8/15/17	250	249
	Illinois GO	4.961%	3/1/16	745	749
	Illinois GO	5.365%	3/1/17	220	228
	Illinois GO	5.665%	3/1/18	110	116
	JobsOhio Beverage System Statewide
	Liquor Profits Revenue	2.217%	1/1/19	150	152
	Louisiana Local Government
	Environmental Facilities & Community
	Development Authority Revenue
	2010-EGSL	3.220%	2/1/21	750	767
	Louisiana Local Government
	Environmental Facilities & Community
	Development Authority Revenue
	2010-ELL	3.450%	2/1/22	350	361
[6]	Mississippi GO (Nissan North
	America, Inc. Project)	0.944%	11/1/17	300	301
	New York City NY Industrial
	Development Agency Special Facility
	Revenue (American Airlines Inc.
	John F. Kennedy International
	Airport Project)	7.500%	8/1/16	20	21
	University of California Revenue	2.054%	5/15/18	100	101
	University of California Revenue	1.745%	5/15/19	250	250
Total Taxable Municipal Bonds (Cost $5,487)					5,562

			Market
			Value•
	Coupon Shares		($000)
Convertible Preferred Stocks (0.0%)
[10] Lehman Brothers Holdings Inc. Pfd.
(Cost $694)	7.250% 700		—
Temporary Cash Investment (2.0%)
Money Market Fund (2.0%)
[17] Vanguard Market Liquidity Fund
(Cost $26,736)	0.363%	26,736,469 26,736

Expiration Date	Contracts
Options on Futures Purchased (0.0%)
Put Options on 10-year U.S.
Treasury Note Futures Contracts,
Strike Price $124.00 (Cost $13)	1/22/16	40	3
Total Investments (101.2%) (Cost $1,328,410)		1,319,079
Liability for Options Written (0.0%)
Call Options on 10-year U.S.
Treasury Note Futures Contracts,
Strike Price $127.00	1/22/16	44	(8)
Call Options on 10-year U.S.
Treasury Note Futures Contracts,
Strike Price $127.50	1/22/16	33	(4)
Call Options on 10-year U.S.
Treasury Note Futures Contracts,
Strike Price $128.00	2/19/16	8	(2)
Call Options on 10-year U.S.
Treasury Note Futures Contracts,
Strike Price $128.50	2/19/16	8	(1)
Put Options on 10-year U.S.
Treasury Note Futures Contracts,
Strike Price $125.50	1/22/16	33	(13)
Put Options on 10-year U.S.
Treasury Note Futures Contracts,
Strike Price $125.00	1/22/16	44	(10)
Total Liability for Options Written (Premiums received $54)			(38)

Amount
			($000)
Other Assets and Liabilities (-1.2%)
Other Assets
Investment in Vanguard			115
Receivables for Investment Securities Sold			839
Receivables for Accrued Income			9,099
Receivables for Capital Shares Issued			274
Other Assets			2,393
Total Other Assets			12,720
Liabilities
Payables for Investment Securities Purchased			(12,068)
Payables for Capital Shares Redeemed			(13,821)
Payables to Vanguard			(1,155)
Other Liabilities			(1,319)
Total Liabilities			(28,363)
Net Assets (100%)
Applicable to 123,537,531 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,303,398
Net Asset Value Per Share			$10.55

Vanguard Short-Term Investment-Grade Portfolio

At December 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	1,290,031
Undistributed Net Investment Income	23,481
Accumulated Net Realized Losses	(933)
Unrealized Appreciation (Depreciation)
Investment Securities	(9,321)
Futures Contracts	(90)
Options on Futures Contracts	6
Swap Contracts	371
Forward Currency Contracts	(145)
Foreign Currencies	(2)
Net Assets	1,303,398

• See Note A in Notes to Financial Statements.
1 Securities with a value of $519,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
2 Securities with a value of $991,000 have been segregated as initial margin for open futures contracts.
3 Securities with a value of $579,000 have been segregated as initial margin for open cleared swap contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Adjustable-rate security.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the aggregate value of these securities was $167,577,000, representing 12.9% of net assets.
8 Security made only partial principal and/or interest payments during the period ended December 31, 2015.
9 Face amount denominated in Australian dollars.
10 Non-income-producing security—security in default.
11 Face amount denominated in British pounds.
12 Face amount denominated in Euro.
13 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
14 Guaranteed by the Government of Japan.
15 Guaranteed by multiple countries.
16 Guaranteed by the Republic of Austria.
17 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Short-Term Investment-Grade Portfolio

Statement of Operations

Year Ended
December 31, 2015
($000)
Investment Income
Income
Interest[1]	26,900
Total Income	26,900
Expenses
The Vanguard Group—Note B
Investment Advisory Services	130
Management and Administrative	1,586
Marketing and Distribution	247
Custodian Fees	41
Auditing Fees	27
Shareholders’ Reports	19
Trustees’ Fees and Expenses	1
Total Expenses	2,051
Net Investment Income	24,849
Realized Net Gain (Loss)
Investment Securities Sold	(1,269)
Futures Contracts	(835)
Options on Futures Contracts	128
Swap Contracts	303
Foreign Currencies and Forward
Currency Contracts	1,069
Realized Net Gain (Loss)	(604)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(9,720)
Futures Contracts	306
Options on Futures Contracts	5
Swap Contracts	(141)
Foreign Currencies and Forward
Currency Contracts	(159)
Change in Unrealized Appreciation
(Depreciation)	(9,709)
Net Increase (Decrease) in Net Assets
Resulting from Operations	14,536
1 Interest income from an affiliated company of the portfolio was $25,000.

Statement of Changes in Net Assets

	Year Ended December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	24,849	22,565
Realized Net Gain (Loss)	(604)	2,718
Change in Unrealized Appreciation (Depreciation)	(9,709)	(5,200)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,536	20,083
Distributions
Net Investment Income	(23,182)	(19,396)
Realized Capital Gain[1]	(235)	(5,927)
Total Distributions	(23,417)	(25,323)
Capital Share Transactions
Issued	260,055	287,191
Issued in Lieu of Cash Distributions	23,417	25,323
Redeemed	(236,243)	(162,740)
Net Increase (Decrease) from Capital Share Transactions	47,229	149,774
Total Increase (Decrease)	38,348	144,534
Net Assets
Beginning of Period	1,265,050	1,120,516
End of Period[2]	1,303,398	1,265,050

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $235,000 and $1,078,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $23,481,000 and $20,965,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Short-Term Investment-Grade Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.63	$10.68	$10.89	$10.71	$10.97
Investment Operations
Net Investment Income	.207	.187	.190	.233	.258
Net Realized and Unrealized Gain (Loss)
on Investments	(.088)	(.002)	(.075)	.232	(.043)
Total from Investment Operations	.119	.185	.115	.465	.215
Distributions
Dividends from Net Investment Income	(.197)	(.180)	(.235)	(.285)	(.370)
Distributions from Realized Capital Gains	(.002)	(.055)	(.090)	—	(.105)
Total Distributions	(.199)	(.235)	(.325)	(.285)	(.475)
Net Asset Value, End of Period	$10.55	$10.63	$10.68	$10.89	$10.71

Total Return	1.12%	1.76%	1.08%	4.42%	2.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,303	$1,265	$1,121	$1,059	$991
Ratio of Total Expenses to Average Net Assets	0.16%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.94%	1.88%	1.81%	2.18%	2.51%
Portfolio Turnover Rate	74%	83%	112%	79%	50%

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

Vanguard Short-Term Investment-Grade Portfolio

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Options: The portfolio uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the portfolio loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the portfolio loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2015, the portfolio’s average investments in long and short futures contracts represented 4% and 3% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended December 31, 2015, the portfolio’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

4. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged.

Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets.

Vanguard Short-Term Investment-Grade Portfolio

The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended December 31, 2015, the portfolio’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The portfolio enters into interest rate swap transactions to adjust the portfolio’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The portfolio invests in cross-currency swaps to hedge the currency risk associated with investing in foreign securities. Under the terms of the swaps, the parties exchange a series of payments calculated on the basis of a fixed rate applied to a notional amount, on specified dates and in a specified currency. Additionally, currency amounts are exchanged by the counterparties at the initiation of the contract, with an agreement to reverse the exchange of the currency amounts upon termination of the contract.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party

Vanguard Short-Term Investment-Grade Portfolio

in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The portfolio enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the portfolio trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended December 31, 2015, the portfolio’s average amounts of credit protection sold and credit protection purchased each represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The average total amount of interest rate swaps represented 4% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of cross currency swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

8. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2015, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2015, the portfolio had contributed to Vanguard capital in the amount of $115,000, representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard Short-Term Investment-Grade Portfolio

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	160,085	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	267,598	—
Corporate Bonds	—	770,490	—
Sovereign Bonds	—	88,605	—
Taxable Municipal Bonds	—	5,562	—
Convertible Preferred Stocks	—	—	—
Temporary Cash Investments	26,736	—	—
Options on Futures Purchased	3	—	—
Liability for Options Written	(38)	—	—
Futures Contracts—Assets[1]	72	—	—
Futures Contracts—Liabilities[1]	(112)	—	—
Forward Currency Contracts—Assets	—	226	—
Forward Currency Contracts—Liabilities	—	(371)	—
Swap Contracts—Assets	4[1]	534	—
Swap Contracts—Liabilities	(44)[1]	(105)	—
Total	26,621	1,292,624	—
1 Represents variation margin on the last day of the reporting period.

D. At December 31, 2015, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Options on Futures Purchased	3	—	—	3
Other Assets	76	614	146	836
Liability for Options Written	(38)	—	—	(38)
Other Liabilities	(156)	(371)	(105)	(632)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2015, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(835)	—	—	(835)
Options on Futures Contracts	128	—	—	128
Swap Contracts	(172)	62	413	303
Forward Currency Contracts	—	715	—	715
Realized Net Gain (Loss) on Derivatives	(879)	777	413	311

Vanguard Short-Term Investment-Grade Portfolio

	Interest Rate	Currency	Credit
Change in Unrealized Appreciation	Contracts	Contracts	Contracts	Total
(Depreciation) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	306	—	—	306
Options on Futures Contracts	5	—	—	5
Swap Contracts	(145)	(63)	67	(141)
Forward Currency Contracts	—	(166)	—	(166)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	166	(229)	67	4

At December 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	March 2016	(248)	(31,225)	56
2-Year U.S. Treasury Note	March 2016	96	20,854	(25)
30-Year U.S. Treasury Bond	March 2016	(66)	(10,148)	(2)
AUD 3-Year Treasury Bond	March 2016	(71)	(7,914)	(15)
Ultra Long U.S. Treasury Bond	March 2016	47	7,458	(117)
5-Year U.S. Treasury Note	March 2016	41	4,851	(1)
Euro-Bobl	March 2016	(26)	(3,397)	6
Euro-Bund	March 2016	(12)	(1,895)	4
Long Gilt	March 2016	(4)	(467)	4
Euro-Schatz	March 2016	1	112	—
				(90)

Unrealized appreciation (depreciation) on open futures contracts, except for AUD 3-Year Treasury Bond, is required to be treated as realized gain (loss) for tax purposes.

At December 31, 2015, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Goldman Sachs Bank AG	1/5/16	EUR	6,919	USD	7,596	(75)
Morgan Stanley Capital Services LLC	1/5/16	AUD	7,376	USD	5,358	16
Morgan Stanley Capital Services LLC	1/5/16	GBP	1,442	USD	2,151	(24)
Morgan Stanley Capital Services LLC	1/5/16	EUR	595	USD	649	(2)
Morgan Stanley Capital Services LLC	1/5/16	EUR	547	USD	580	14
Bank of America N.A.	1/5/16	EUR	534	USD	571	10
Goldman Sachs Bank AG	2/2/16	EUR	450	USD	494	(5)
BNP Paribas	1/5/16	EUR	450	USD	480	9
UBS AG	1/5/16	EUR	382	USD	404	11
BNP Paribas	1/5/16	USD	9,242	EUR	8,671	(183)
Goldman Sachs Bank AG	2/2/16	USD	7,601	EUR	6,919	75
Morgan Stanley Capital Services LLC	2/2/16	USD	5,351	AUD	7,376	(16)
Morgan Stanley Capital Services LLC	1/5/16	USD	3,155	AUD	4,394	(46)
BNP Paribas	1/5/16	USD	2,186	GBP	1,442	59
Morgan Stanley Capital Services LLC	2/2/16	USD	2,151	GBP	1,442	24
JPMorgan Chase Bank N.A.	1/5/16	USD	950	AUD	1,300	3
UBS AG	1/5/16	USD	629	AUD	872	(5)
Goldman Sachs Bank AG	1/5/16	USD	494	EUR	450	5

Vanguard Short-Term Investment-Grade Portfolio

						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	1/5/16	USD	340	AUD	475	(6)
Morgan Stanley Capital Services LLC	1/5/16	USD	217	EUR	204	(4)
JPMorgan Chase Bank N.A.	1/5/16	USD	173	AUD	241	(2)
JPMorgan Chase Bank N.A.	1/5/16	USD	109	EUR	102	(3)
Morgan Stanley Capital Services LLC	1/5/16	USD	70	AUD	95	—
						(145)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

At December 31, 2015, the portfolio had the following open swap contracts:

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received Received		Appreciation
	Termination		Amount	(Paid)	(Paid) (Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Bank of America Corp./Baa1	12/20/17	MSCS	420	6	1.000	11
Boeing Co./A2	9/20/18	GSCM	115	(1)	1.000	2
Energy Transfer Partners LP/Baa3	6/20/17	BOANA	370	6	1.000	4
Federation of Malaysia/A3	12/20/20	BNPSW	75	3	1.000	—
Federation of Malaysia/A3	12/20/20	BOANA	810	40	1.000	9
Federation of Malaysia/A3	12/20/20	GSCM	170	10	1.000	3
Federation of Malaysia/A3	12/20/20	GSCM	270	11	1.000	—
Federation of Malaysia/A3	12/20/20	JPMC	485	31	1.000	13
Federation of Malaysia/A3	12/20/20	JPMC	230	10	1.000	1
Federation of Malaysia/A3	12/20/20	JPMC	700	27	1.000	—
General Electric Capital Corp./A1	12/20/19	DBAG	710	(12)	1.000	6
Goldman Sachs Group Inc./A3	12/20/17	MSCS	240	4	1.000	7
Goldman Sachs Group Inc./A3	3/20/20	BOANA	520	(4)	1.000	1
Hartford Financial Services
Group Inc./Baa2	3/20/18	GSCM	250	—	1.000	5
People’s Republic of China/Aa3	9/20/20	BNPSW	120	1	1.000	1
People’s Republic of China/Aa3	9/20/20	JPMC	595	(2)	1.000	(4)
People’s Republic of China/Aa3	12/20/20	GSCM	365	4	1.000	2
People’s Republic of China/Aa3	12/20/20	JPMC	60	—	1.000	—
People’s Republic of China/Aa3	12/20/20	JPMC	180	3	1.000	2
Republic of Chile/Aa3	12/20/20	BARC	485	11	1.000	4
Republic of Chile/Aa3	12/20/20	BARC	375	6	1.000	—
Republic of Chile/Aa3	12/20/20	BNPSW	230	3	1.000	—
Republic of Chile/Aa3	12/20/20	BNPSW	300	2	1.000	(3)
Republic of Chile/Aa3	12/20/20	BOANA	235	5	1.000	2
Republic of Chile/Aa3	12/20/20	JPMC	365	7	1.000	2
Republic of Chile/Aa3	12/20/20	JPMC	240	2	1.000	(1)
Republic of Columbia/Baa2	12/20/20	BARC	245	18	1.000	1
Republic of Columbia/Baa2	12/20/20	DBAG	395	26	1.000	(1)
Republic of Columbia/Baa2	12/20/20	DBAG	465	26	1.000	(6)
Republic of Columbia/Baa2	12/20/20	JPMC	55	3	1.000	(1)
Republic of Columbia/Baa2	12/20/20	JPMC	345	17	1.000	(7)
Republic of Indonesia/Baa3	12/20/20	BNPSW	485	29	1.000	—

Vanguard Short-Term Investment-Grade Portfolio

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received Received		Appreciation
	Termination		Amount	(Paid)	(Paid) (Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Republic of Indonesia/Baa3	12/20/20	BNPSW	195	10	1.000	(2)
Republic of Indonesia/Baa3	12/20/20	BOANA	220	11	1.000	(2)
Republic of Indonesia/Baa3	12/20/20	JPMC	370	25	1.000	3
Republic of Indonesia/Baa3	12/20/20	MSCS	65	3	1.000	(1)
Republic of Indonesia/Baa3	12/20/20	MSCS	540	30	1.000	(3)
Republic of Peru/A3	12/20/20	BNPSW	960	28	1.000	(12)
Republic of Peru/A3	12/20/20	CSFBI	120	5	1.000	—
Republic of Peru/A3	12/20/20	JPMC	165	7	1.000	—
Republic of Turkey/Baa3	12/20/16	BNPSW	260	—	1.000	—
Republic of Turkey/Baa3	12/20/20	BNPSW	305	23	1.000	(1)
Russian Federation/Ba1	6/20/17	GSCM	200	7	1.000	5
Russian Federation/Ba1	6/20/17	GSCM	380	14	1.000	9
Russian Federation/Ba1	6/20/17	GSCM	460	17	1.000	11
Russian Federation/Ba1	12/20/20	JPMC	215	18	1.000	(2)
United Mexican States/A3	12/20/20	BARC	180	6	1.000	—
United Mexican States/A3	12/20/20	JPMC	465	16	1.000	—
			16,005			58

Credit Protection Purchased
Aetna Inc.	12/20/19	CSFBI	475	12	(1.000)	(3)
Aetna Inc.	6/20/20	GSCM	470	16	(1.000)	—
American International Group Inc.	6/20/20	BOANA	280	5	(1.000)	(2)
American International Group Inc.	6/20/20	BOANA	280	5	(1.000)	(2)
Autozone Inc.	12/20/20	GSCM	240	8	(1.000)	—
Bank of America Corp.	3/20/20	GSCM	520	7	(1.000)	(1)
CMBX-NA-8-AAA	10/17/57	BARC	500	(23)	(0.500)	2
CMBX-NA-8-AAA	10/17/57	CSFBI	500	(23)	(0.500)	2
CMBX-NA-8-AAA	10/17/57	CSFBI	2,000	(104)	(0.500)	(5)
CMBX-NA-8-AAA	10/17/57	GSI	500	(20)	(0.500)	4
CMBX-NA-8-AAA	10/17/57	GSI	2,015	(105)	(0.500)	(5)
CVS Health Corp.	12/20/20	BOANA	240	8	(1.000)	—
EI du Pont de Nemours & Co.	9/20/18	BARC	125	2	(1.000)	(1)
EI du Pont de Nemours & Co.	9/20/18	BNPSW	125	2	(1.000)	(1)
EI du Pont de Nemours & Co.	9/20/18	CSFBI	165	3	(1.000)	(1)
EI du Pont de Nemours & Co.	9/20/18	DBAG	125	2	(1.000)	(1)
EI du Pont de Nemours & Co.	9/20/18	GSCM	125	2	(1.000)	(1)
Federal Express Corp.	12/20/18	GSCM	520	5	(1.000)	(7)
Federative Republic of Brazil	12/20/20	GSCM	160	(24)	(1.000)	2
Federative Republic of Brazil	12/20/20	JPMC	365	(58)	(1.000)	(1)
Federative Republic of Brazil	12/20/20	JPMC	290	(47)	(1.000)	(1)
Intesa Sanpaolo SpA	6/20/19	DBAG	470	30	(3.000)	(8)
Intesa Sanpaolo SpA	12/20/19	BARC	355	3	(1.000)	—
Intesa Sanpaolo SpA	3/20/20	BOANA	430	2	(1.000)	(2)
McKesson Corp.	3/20/19	JPMC	430	10	(1.000)	(2)
McKesson Corp.	3/20/19	JPMC	430	10	(1.000)	(2)
Petroleo Brasileiro SA	6/20/16	MSCS	590	(4)	(1.000)	10
PPG Industries Inc.	3/20/18	GSCM	240	2	(1.000)	(2)
Republic of Korea	9/20/18	JPMC	200	1	(1.000)	(3)
Republic of South Africa	12/20/20	BOANA	550	(43)	(1.000)	11
Republic of South Africa	12/20/20	JPMC	550	(43)	(1.000)	11

Vanguard Short-Term Investment-Grade Portfolio

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received Received		Appreciation
	Termination		Amount	(Paid)	(Paid) (Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
United Mexican States	12/20/18	DBAG	100	(1)	(1.000)	—
UnitedHealth Group Inc.	12/20/19	CSFBI	475	12	(1.000)	(4)
UnitedHealth Group Inc.	6/20/20	CSFBI	470	16	(1.000)	(1)
Wells Fargo & Co.	9/20/20	BOANA	620	12	(1.000)	(3)
			15,930			(17)
						41

The notional amount represents the maximum potential amount the portfolio could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
GSI—Goldman Sachs International.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid) (Depreciation)
Termination Date	Clearinghouse	($000)	(%)	(%)	($000)
3/16/17	CME	7,051	(1.000)	0.000[1]	5
5/15/17	CME	2,500	0.659	(0.331)[2]	(5)
11/15/17	LCH	7,000	1.069	(0.331)[2]	13
3/16/18	CME	14,104	1.500	(0.000)[1]	(27)
1/15/19	LCH	7,000	(1.400)	0.331[2]	(34)
7/10/19	CME	1,500	(1,686)	0.293[2]	(18)
8/15/19	LCH	4,000	(1.524)	0.331[2]	(25)
8/15/20	LCH	8,500	(1.486)	0.331[2]	8
3/16/21	CME	6,033	(2.000)	0.000[1]	24
3/16/23	CME	3,018	(2.250)	0.000[1]	16
9/1/23	LCH	750	(2.139)	0.244[2]	(15)
					(58)

1 Based on 3-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.
2 Based on 1-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

CME—Chicago Mercantile Exchange.
LCH—London Clearing House.

Vanguard Short-Term Investment-Grade Portfolio

Cross-Currency Swaps
				Notional	Notional
				Amount of	Amount of	Unrealized
Fixed Interest				Currency	Currency	Appreciation
Rate	Fixed Interest	Termination		Received	Delivered	(Depreciation)
Received	Rate Paid	Date	Counterparty	($000)	(000)	($000)
USD 4.684%	GBP 5.375%	9/28/16	MSCS	599	GBP 350	82
USD 5.453%	GBP 5.875%	4/28/17	MSCS	586	GBP 350	70
USD 6.653%	EUR 6.375%	4/4/16	MSCS	447	EUR 325	95
USD 5.693%	GBP 6.125%	5/14/17	BARC	381	GBP 230	42
USD 3.221%	EUR 2.125%	12/1/20	BARC	329	EUR 240	63
USD 5.686%	GBP 6.125%	5/14/17	BARC	317	GBP 191	36
						388
BARC—Barclays Bank plc.
MSCS—Morgan Stanley Capital Services LLC.
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

At December 31, 2015, counterparties had deposited in segregated accounts securities with a value of $161,000 in connection with open swap contracts and forward currency contracts.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2015, the portfolio recorded an adjustment as a result of permanent differences related to realized net foreign currency gains of $820,000 (including the foreign currency component on sales of foreign currency denominated bonds), which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized gains of $29,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at December 31, 2015, the portfolio had $24,536,000 of ordinary income available for distribution. The portfolio had available capital losses totaling $1,083,000 that may be carried forward indefinitely to offset future net capital gains.

At December 31, 2015, the cost of investment securities for tax purposes was $1,328,471,000. Net unrealized depreciation of investment securities for tax purposes was $9,395,000, consisting of unrealized gains of $3,656,000 on securities that had risen in value since their purchase and $13,051,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2015, the portfolio purchased $561,990,000 of investment securities and sold $480,835,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $419,650,000 and $450,664,000, respectively.

Vanguard Short-Term Investment-Grade Portfolio

The following table summarizes the portfolio’s options written during the year ended December 31, 2015:

		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at December 31, 2014	542	179
Options Written	2,240	770
Options Expired	(861)	(300)
Options Closed	(1,751)	(595)
Options Exercised	—	—
Balance at December 31, 2015	170	54

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	24,591	26,996
Issued in Lieu of Cash Distributions	2,226	2,409
Redeemed	(22,318)	(15,296)
Net Increase (Decrease) in Shares Outstanding	4,499	14,109

At December 31, 2015, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 70% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2015, that would require recognition or disclosure in these financial statements.

Vanguard Short-Term Investment-Grade Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Short-Term Investment-Grade Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short-Term Investment-Grade Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 11, 2016

Vanguard Short-Term Investment-Grade Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Investment-Grade Portfolio	6/30/2015	12/31/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,001.90	$0.81
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.40	0.82

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Vanguard® Small Company Growth Portfolio

Advisors’ Report

Vanguard Small Company Growth Portfolio returned –2.75% for the 12 months ended December 31, 2015, behind the –0.19% return of its benchmark, the Russell 2500 Growth Index, and the –1.96% average return of peer funds. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Through the fiscal year, the portfolio was managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also prepared a discussion of the investment environment that existed during the year and its effect on the portfolio’s positioning. (The Granahan discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on January 25, 2016.

Please note that, as previously announced, Arrowpoint Partners was added as a third advisor to the portfolio effective January 25, 2016. It is expected that each of the advisors will manage approximately one-third of the portfolio’s assets.

Granahan Investment Management, Inc.

Portfolio Managers:

Gary C. Hatton, CFA, Co-Founder and Chief Investment Officer

Jane M. White, Co-Founder, President, and Chief Executive Officer

Jennifer M. Pawloski

John V. Schneider, CFA

The U.S. stock market indexes turned in disappointing performances in 2015, in part because of overall weak earnings growth. Although earnings growth in the portfolio was significantly stronger than that of larger companies, the companies represented in the portfolio (like their larger brethren) continued to battle lower commodity prices, slowing global economic activity, a stronger U.S. dollar, and geopolitical instability.

We maintained our disciplined investment approach, which includes bottom-up fundamental research and diversification by industry sector and company life cycle to mitigate risk. Our life-cycle categories are “core growth” (stocks of established companies with a record of earnings), “special situation” (companies with growth potential overlooked by the market), and “pioneer” (companies with unique technology or innovations).

We have been judiciously adding to the pioneer category, and the weighting is up 4 percentage points from the beginning of the year. We purchased several new names—2U, which provides SaaS (software as a service) to colleges; Demandware, an e-commerce management company; and Kornit Digital, which does fabric digital printing. We also eliminated some of our biotechnology pioneers.

Core growth reached 49% of our portfolio, up from 45% at the start of the year. Performance has been better in core growth than the other categories, and we have captured some profits and added names: Opus Bank; Fleetmatics, which provides SaaS for fleet management; and Abiomed, which makes heart pumps. Special situations are down from 37% to 27% of the portfolio. We made good sales in Sucampo Pharmaceuticals, MarineMax, and OM Group.

After a spike in the third quarter, our portfolio earnings growth has declined to a rate that is more in line with the past six quarters. Areas of particular earnings strength were health care, technology

Total Returns
		Ten Years Ended
		December 31, 2015
	Year Ended	Average
December 31, 2015		Annual Return
Vanguard Small Company Growth Portfolio	-2.75%	8.09%
Russell 2500 Growth Index	-0.19	8.49
Variable Insurance Small-Cap Growth Funds Average[1]	-1.96	7.09

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Small-Cap Growth
	Portfolio	Funds Average
Small Company Growth Portfolio	0.40%	1.04%

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the Small Company Growth Portfolio’s expense ratio was 0.37%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard Small Company Growth Portfolio

and financials. Our earnings growth rate is significantly stronger than that of the Standard & Poor’s 500 Index, which is currently projected to be 7%. Valuations have risen from last quarter, perhaps because macroeconomic uncertainties tend to not penalize smaller companies as much as large companies. Many of our innovative companies’ products help enterprises reduce labor and increase productivity. We continue to look for companies that have differentiated business models, nimble managements, and strong long-term trends driving their growth, as these companies will grow despite the macroeconomic pressures.

Materials, energy, and technology firms were our strongest contributors. Materials & processing was the top performer, with strong stock selection led by Comfort Systems, a provider of commercial HVAC systems. Our underweighting in this sector, which performed poorly in the index, also helped, as did the fact that we did not own the commodity-driven companies that were hurt by plunging prices.

We were underweighted in the poorly performing energy sector. In the technology sector, where we are seeing the strongest earnings growth in the portfolio, our overweight allocation helped, as did strong performance from Gigamon, Ultimate Software, and Inphi.

The volatility of the health care arena in 2015 made for a difficult investing environment. Although five of our top ten contributors for the year were health care holdings, too many of our health care pioneers hurt performance (notably Cardiovascular Systems, Tetraphase Pharmaceuticals, Spectranetics, and Esperion Therapeutics). In addition, we were underweighted in health care while it was one of the strongest-performing sectors for the index.

Producer durables also detracted; we were overweighted in this poorly performing sector, and stock selection was hurt by Power Solutions and Celadon Group. The financial sector impaired results, with Affiliated Managers Group, Stag Industrials, and Safeguard Scientifics all declining. The benefit from underweighting the consumer sector could not offset disappointing stock selection, including Pandora, Francesca’s, and Kona Grill.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

U.S. equities ended 2015 with mixed results. The broad market returned 0.48% (as measured by the Russell 3000 Index), large-cap stocks bettered smaller-caps, and growth-oriented companies significantly outpaced their value counterparts. The broad U.S. market fared better than international markets, both developed and emerging.

Real GDP in the United States in the third quarter grew 2.0% compared with 3.9% in the previous quarter, decelerating mainly because of slowdowns in private inventory investment, exports, and capital spending. Corporate profits decreased 1.6% in the third quarter after rising 3.5% in the second, attractive compared with the rest of the world. A 30% decline in oil prices lifted consumer spending. And the U.S. job market continued to improve: Nonfarm payroll employment rose by 292,000 in December, and the unemployment rate was unchanged from the month before at 5.0%. In December, the Federal Reserve raised interest rates for the first time in nearly a decade. Further gradual rate hikes are expected but will depend on economic data.

Foreign currencies continued to lose ground against the dollar, which has weighed on emerging markets, especially those with abundant dollar-denominated debt. Last August, volatility in Chinese markets spread to global stocks as well as commodities and recently returned amid poor economic data from the region. Meanwhile, the European Central Bank is expected to continue its stance of accommodative monetary policy as it aims to spur inflation.

Vanguard Small Company Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Granahan Investment	66	825	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects have
			the greatest long-term potential. A bottom-up,
			fundamental approach places companies in one
			of three life-cycle categories: core growth, pioneer,
			and special situation. In each, the process looks
			for companies with strong earnings growth and
			leadership in their markets.
Vanguard Quantitative Equity	30	383	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
Cash Investments	4	48	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard Small Company Growth Portfolio

The benchmark Russell 2500 Growth Index ended the year with a return of –0.19%, with six of ten sectors generating negative returns. Consumer discretionary, industrials, and energy were the worst performers. Health care, information technology, financials, and utilities produced positive returns.

Although we seek to understand the impact of macroeconomic factors on portfolio performance, our investment process is centered on specific stock fundamentals. We use a quantitative approach to systematically identify stocks in our investment universe that appear more likely to exhibit long-term outperformance. Our process focuses on valuation as well as other factors that we believe contribute to fundamental growth. Using the results of our model, we then construct our portfolio with the goal of maximizing expected return while minimizing exposure to risks relative to the benchmark (such as industry selection) that our research indicates do not improve returns.

Our models performed well for the year, producing results in seven sectors that exceeded those in the benchmark, with the strongest results in information technology, health care, and financials. However, our stock selection was disappointing in consumer discretionary, energy, and consumer staples.

In information technology, Manhattan Associates, Freescale Semiconductor, Heartland Payment Systems, and Blackbaud were the largest contributors to our relative performance. INC Research Holdings, Merge Healthcare, and PRA Health Sciences were strong contributors in health care, as were Credit Acceptance, Universal Insurance, and Walker & Dunlap in financials. Disappointments in consumer discretionary included Vince Holdings and Outerwall. In energy, Teekay Corporation, Pacific Ethanol, and Western Refining underperformed on a relative basis.

Vanguard Small Company Growth Portfolio

Portfolio Profile

As of December 31, 2015

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	461	1,505	3,960
Median Market Cap	$1.5B	$3.9B	$51.4B
Price/Earnings Ratio	41.2x	32.7x	21.9x
Price/Book Ratio	3.3x	4.4x	2.7x
Yield[3]	0.2%	0.9%	2.1%
Return on Equity	11.7%	16.2%	17.2%
Earnings Growth Rate	11.4%	15.5%	9.5%
Foreign Holdings	2.5%	0.0%	0.0%
Turnover Rate	57%	—	—
Expense Ratio[4]	0.40%	—	—
Short-Term Reserves	2.8%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.95	0.74
Beta	1.01	1.12

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary 12.3%		19.9%	13.4%
Consumer Staples	2.1	3.4	8.8
Energy	0.7	0.7	5.9
Financials	8.5	10.4	18.3
Health Care	23.4	21.4	14.8
Industrials	15.1	15.8	10.6
Information Technology 34.2		21.2	19.8
Materials	3.0	6.5	3.1
Telecommunication
Services	0.6	0.5	2.2
Utilities	0.1	0.2	3.1

Ten Largest Holdings[5] (% of total net assets)

Euronet Worldwide Inc.	Data Processing
	& Outsourced
	Services	1.3%
SPS Commerce Inc.	Internet Software
	& Services	1.1
Super Micro	Technology
Computer Inc.	Hardware, Storage
	& Peripherals	1.1
Ultimate Software
Group Inc.	Application Software 1.1
Gigamon Inc.	Systems Software	1.0
Infoblox Inc.	Systems Software	0.9
Cynosure Inc. Class A	Health Care
	Equipment	0.9
Advisory Board Co.	Research
	& Consulting
	Services	0.9
CoStar Group Inc.	Internet Software
	& Services	0.9
Perficient Inc.	IT Consulting
	& Other Services	0.8
Top Ten		10.0%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 2500 Growth Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the Small Company Growth Portfolio’s expense ratio was 0.37%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Small Company Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2005–December 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2015			of a $10,000
	One Year	Five Years	Ten Years	Investment
Small Company Growth Portfolio	-2.75%	11.35%	8.09%	$21,770
Russell 2500 Growth Index	-0.19	11.43	8.49	22,588
Variable Insurance Small-Cap Growth
Funds Average[1]	-1.96	9.85	7.09	19,840
Dow Jones U.S. Total Stock Market
Float Adjusted Index	0.44	12.14	7.48	20,563

Fiscal-Year Total Returns (%): December 31, 2005–December 31, 2015

Small Company Growth Portfolio
Russell 2500 Growth Index

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Small Company Growth Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.4%)[1]
Consumer Discretionary (11.5%)
*	2U Inc.	309,641	8,664
*	IMAX Corp.	218,203	7,755
*	Modine Manufacturing Co.	774,350	7,008
*	Boyd Gaming Corp.	352,360	7,001
*	Buffalo Wild Wings Inc.	27,480	4,387
	Foot Locker Inc.	53,200	3,463
*	Kona Grill Inc.	216,200	3,429
*	NVR Inc.	2,060	3,385
*,^ SodaStream International
	Ltd.	205,310	3,349
	Leggett & Platt Inc.	68,000	2,857
*	Sportsman’s Warehouse
	Holdings Inc.	188,100	2,426
	American Eagle
	Outfitters Inc.	155,000	2,402
	Nexstar Broadcasting Group
	Inc. Class A	40,900	2,401
	Interpublic Group of
	Cos. Inc.	98,600	2,295
*	Strayer Education Inc.	37,400	2,248
*	Express Inc.	130,000	2,246
	Jack in the Box Inc.	29,100	2,232
	Brinker International Inc.	45,001	2,158
^	World Wrestling
	Entertainment Inc. Class A	120,600	2,152
*	American Axle
	& Manufacturing
	Holdings Inc.	111,200	2,106
*	Pinnacle Entertainment Inc.	66,100	2,057
*	Skechers U.S.A. Inc.
	Class A	67,800	2,048
*	Michaels Cos. Inc.	90,900	2,010
	ClubCorp Holdings Inc.	108,200	1,977
	Big Lots Inc.	50,800	1,958
	Harman International
	Industries Inc.	20,600	1,941
	DR Horton Inc.	60,400	1,935
	Cato Corp. Class A	52,200	1,922
	Cooper Tire & Rubber Co.	50,700	1,919
^	Outerwall Inc.	51,080	1,866
	Cracker Barrel Old Country
	Store Inc.	13,700	1,738
*	Penn National Gaming Inc.	106,200	1,701
	Lithia Motors Inc. Class A	14,700	1,568
*	Isle of Capri Casinos Inc.	111,700	1,556
	Brunswick Corp.	29,400	1,485
*	Skullcandy Inc.	312,875	1,480
*	Deckers Outdoor Corp.	30,416	1,436
*	Five Below Inc.	43,984	1,412
	Churchill Downs Inc.	9,944	1,407
*	Francesca’s Holdings Corp.	79,000	1,375
	Escalade Inc.	98,302	1,303
*	Performance Sports
	Group Ltd.	133,386	1,285
	Domino’s Pizza Inc.	11,110	1,236

			Market
			Value•
		Shares	($000)
*	Del Frisco’s Restaurant
	Group Inc.	76,500	1,226
*	Fox Factory Holding Corp.	73,761	1,219
	Oxford Industries Inc.	18,960	1,210
*	BJ’s Restaurants Inc.	26,930	1,171
	Caleres Inc.	43,200	1,159
	Callaway Golf Co.	121,175	1,141
*	Gray Television Inc.	69,600	1,134
*	Denny’s Corp.	114,400	1,125
*	Crocs Inc.	107,680	1,103
	Bloomin’ Brands Inc.	63,900	1,079
	Carter’s Inc.	11,800	1,051
*	MSG Networks Inc.	45,300	942
*	Fiesta Restaurant Group Inc.	26,663	896
	Aaron’s Inc.	39,600	887
*	Ascena Retail Group Inc.	88,650	873
	Williams-Sonoma Inc.	14,900	870
	Nutrisystem Inc.	38,400	831
*	ZAGG Inc.	74,700	817
	PetMed Express Inc.	45,100	773
*	ServiceMaster Global
	Holdings Inc.	19,400	761
*	Dave & Buster’s
	Entertainment Inc.	16,500	689
*	Cherokee Inc.	38,620	666
	Dillard’s Inc. Class A	10,100	664
*	Gentherm Inc.	13,204	626
*	Diamond Resorts
	International Inc.	23,800	607
	Culp Inc.	23,700	604
*	MCBC Holdings Inc.	39,500	541
*	Nautilus Inc.	27,900	466
	Tupperware Brands Corp.	8,327	463
	Tower International Inc.	15,600	446
	Libbey Inc.	19,200	409
	Vail Resorts Inc.	3,000	384
*	Madison Square Garden Co.
	Class A	2,366	383
	Bassett Furniture Industries
	Inc.	14,400	361
	Wolverine World Wide Inc.	20,400	341
*	Jamba Inc.	24,300	328
	New York Times Co.
	Class A	24,400	327
*	Grand Canyon Education Inc.	8,000	321
*	Jarden Corp.	5,300	303
	Polaris Industries Inc.	3,500	301
	Sinclair Broadcast Group Inc.
	Class A	9,200	299
*	Select Comfort Corp.	13,300	285
*	Ulta Salon Cosmetics
	& Fragrance Inc.	1,500	277
*	Tenneco Inc.	5,500	253
*	Zoe’s Kitchen Inc.	8,630	241
	MDC Partners Inc. Class A	10,900	237
	Cablevision Systems Corp.
	Class A	5,500	175

			Market
			Value•
		Shares	($000)
	AMC Entertainment
	Holdings Inc.	7,200	173
			144,017
Consumer Staples (1.8%)
*,^ Freshpet Inc.		265,160	2,251
*	Herbalife Ltd.	39,000	2,091
^	Cal-Maine Foods Inc.	44,800	2,076
	Dean Foods Co.	119,800	2,055
	Pilgrim’s Pride Corp.	90,452	1,998
*	USANA Health Sciences Inc.	13,800	1,763
	Ingles Markets Inc. Class A	38,400	1,693
*	Boulder Brands Inc.	147,810	1,623
	Inter Parfums Inc.	59,670	1,421
	PriceSmart Inc.	17,125	1,421
*	Landec Corp.	107,194	1,268
*	Natural Grocers by Vitamin
	Cottage Inc.	51,517	1,049
	Casey’s General Stores Inc.	8,400	1,012
*	SUPERVALU Inc.	119,400	810
*	Blue Buffalo Pet
	Products Inc.	4,700	88
			22,619
Energy (0.5%)
	Western Refining Inc.	55,200	1,966
	Core Laboratories NV	16,800	1,827
	CVR Energy Inc.	37,600	1,480
	Superior Energy Services
	Inc.	38,009	512
*	Enservco Corp.	813,200	439
	Teekay Corp.	36,000	355
			6,579
Financials (7.5%)
	STAG Industrial Inc.	441,400	8,144
*	Affiliated Managers Group
	Inc.	46,400	7,413
	Opus Bank	194,369	7,186
*	Safeguard Scientifics Inc.	439,273	6,374
	MarketAxess Holdings Inc.	36,400	4,062
	Extra Space Storage Inc.	37,100	3,273
	QTS Realty Trust Inc.
	Class A	69,780	3,148
	Lazard Ltd. Class A	68,900	3,101
	MSCI Inc. Class A	41,800	3,015
*	Customers Bancorp Inc.	102,500	2,790
*	PRA Group Inc.	79,965	2,774
*,^ Credit Acceptance Corp.		10,259	2,196
*	Walker & Dunlop Inc.	75,400	2,172
	Universal Insurance
	Holdings Inc.	91,055	2,111
*	MGIC Investment Corp.	238,900	2,109
	Lamar Advertising Co.
	Class A	34,200	2,051
*	INTL. FCStone Inc.	61,000	2,041
	Jones Lang LaSalle Inc.	12,000	1,918
	BGC Partners Inc. Class A	190,400	1,868
	Legg Mason Inc.	43,700	1,714
	PrivateBancorp Inc.	41,400	1,698
*	Pacific Premier Bancorp Inc.	72,800	1,547
*	Harris & Harris Group Inc.	668,250	1,470
	Ryman Hospitality
	Properties Inc.	27,400	1,415
*	LendingTree Inc.	14,700	1,312
	CyrusOne Inc.	34,200	1,281
	CoreSite Realty Corp.	22,400	1,271
	Heritage Insurance Holdings
	Inc.	57,800	1,261
	Financial Engines Inc.	36,133	1,217

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
	Evercore Partners Inc.
	Class A	20,900	1,130
*	SVB Financial Group	9,400	1,118
	Federal Realty Investment
	Trust	6,900	1,008
	DuPont Fabros Technology
	Inc.	31,000	985
*	World Acceptance Corp.	26,139	970
	Omega Healthcare
	Investors Inc.	26,400	923
	OM Asset Management plc	47,900	734
*	Marcus & Millichap Inc.	23,300	679
	Morningstar Inc.	8,400	675
*,^ Impac Mortgage Holdings
	Inc.	36,600	659
*	Texas Capital Bancshares
	Inc.	11,500	568
	James River Group
	Holdings Ltd.	16,700	560
	FactSet Research Systems
	Inc.	3,350	545
	HCI Group Inc.	10,500	366
	CubeSmart	11,200	343
	Virtu Financial Inc. Class A	12,500	283
	National Storage Affiliates
	Trust	14,000	240
	Universal Health Realty
	Income Trust	4,300	215
*	Realogy Holdings Corp.	4,600	169
			94,102
Health Care (22.2%)
*	Cynosure Inc. Class A	249,499	11,145
*	Nektar Therapeutics	583,200	9,827
	West Pharmaceutical
	Services Inc.	145,800	8,780
*	Alkermes plc	100,900	8,009
*	Zeltiq Aesthetics Inc.	273,824	7,812
*	Ligand Pharmaceuticals
	Inc.	67,786	7,349
*	Acceleron Pharma Inc.	150,000	7,314
	CONMED Corp.	162,339	7,151
*	ABIOMED Inc.	78,330	7,072
*,^ Rockwell Medical Inc.		675,560	6,918
*	NeoGenomics Inc.	825,991	6,501
*,^ Cempra Inc.		199,900	6,223
*	Cepheid	167,200	6,108
*	Bio-Rad Laboratories Inc.
	Class A	43,244	5,996
*	LDR Holding Corp.	230,850	5,797
*	AtriCure Inc.	250,000	5,610
*	Vascular Solutions Inc.	156,636	5,387
*	Sage Therapeutics Inc.	92,158	5,373
*	Spectranetics Corp.	349,200	5,259
*	Durect Corp.	2,286,150	5,052
*	Akorn Inc.	122,060	4,554
	LeMaitre Vascular Inc.	262,986	4,537
*	Enanta Pharmaceuticals
	Inc.	124,600	4,114
*	Cardiovascular Systems
	Inc.	267,900	4,051
*	Mettler-Toledo
	International Inc.	11,900	4,036
*	Hologic Inc.	101,500	3,927
*	Centene Corp.	58,200	3,830
*	Syneron Medical Ltd.	494,210	3,810
*	Paratek Pharmaceuticals
	Inc.	183,060	3,473
*	United Therapeutics Corp.	22,000	3,445

			Market
			Value•
		Shares	($000)
*	AcelRx Pharmaceuticals
	Inc.	825,530	3,178
*	Cutera Inc.	248,300	3,176
	ResMed Inc.	57,100	3,066
*	Charles River Laboratories
	International Inc.	38,100	3,063
*	Inogen Inc.	73,663	2,953
*	Quintiles Transnational
	Holdings Inc.	41,100	2,822
*	AMAG Pharmaceuticals Inc.	92,300	2,787
*	Acadia Healthcare Co. Inc.	41,600	2,598
*	ExamWorks Group Inc.	97,600	2,596
*	Prestige Brands Holdings
	Inc.	48,400	2,492
*	Evolent Health Inc. Class A	205,190	2,485
*	Molina Healthcare Inc.	40,700	2,447
*	Natus Medical Inc.	50,300	2,417
*	Intersect ENT Inc.	105,712	2,379
*	PRA Health Sciences Inc.	50,600	2,291
*	ICU Medical Inc.	20,300	2,289
*	INC Research Holdings Inc.
	Class A	47,100	2,285
*	AMN Healthcare Services
	Inc.	69,575	2,160
*	PAREXEL International Corp.	31,300	2,132
*	Amedisys Inc.	54,100	2,127
*	LifePoint Health Inc.	28,700	2,107
*	Harvard Bioscience Inc.	595,200	2,065
	Quality Systems Inc.	127,300	2,052
*,^ Esperion Therapeutics Inc.		91,300	2,032
*	PTC Therapeutics Inc.	62,150	2,014
*	Amsurg Corp.	26,400	2,006
*	Align Technology Inc.	30,300	1,995
*	Emergent BioSolutions Inc.	46,700	1,868
*	Bruker Corp.	73,700	1,789
*	Affymetrix Inc.	174,900	1,765
*	Pacira Pharmaceuticals Inc.	22,300	1,712
*	Medidata Solutions Inc.	31,157	1,536
*	Merrimack Pharmaceuticals
	Inc.	193,200	1,526
	DENTSPLY International Inc.	24,500	1,491
*	Lannett Co. Inc.	36,000	1,444
	Chemed Corp.	9,600	1,438
*	Infinity Pharmaceuticals Inc.	175,800	1,380
*	Tetraphase Pharmaceuticals
	Inc.	131,066	1,315
*	Sucampo Pharmaceuticals
	Inc. Class A	73,400	1,269
*	Array BioPharma Inc.	293,300	1,238
*	VWR Corp.	38,800	1,098
*	Spectrum Pharmaceuticals
	Inc.	181,300	1,093
*	FibroGen Inc.	32,500	990
*	STAAR Surgical Co.	136,340	973
	Phibro Animal Health Corp.
	Class A	31,400	946
*	IDEXX Laboratories Inc.	12,300	897
*	Masimo Corp.	21,600	897
*	Cross Country Healthcare
	Inc.	50,600	829
*	Depomed Inc.	44,400	805
*	Orexigen Therapeutics Inc.	361,300	621
*	Insys Therapeutics Inc.	21,300	610
*	Ionis Pharmaceuticals Inc.	9,700	601
*	Zafgen Inc.	91,741	577
*	LHC Group Inc.	10,500	476
*	Rigel Pharmaceuticals Inc.	135,800	412
*	NewLink Genetics Corp.	10,700	389
*	BioTelemetry Inc.	31,300	366

			Market
			Value•
		Shares	($000)
*	ImmunoGen Inc.	25,600	347
*	Halozyme Therapeutics Inc.	16,300	283
*	CTI BioPharma Corp.	185,800	229
*	Raptor Pharmaceutical
	Corp.	36,800	191
*	RTI Surgical Inc.	37,100	147
*,^ Northwest Biotherapeutics
	Inc.	36,700	117
*	Momenta Pharmaceuticals
	Inc.	7,000	104
			278,243
Industrials (14.2%)
*	Advisory Board Co.	217,777	10,804
	Douglas Dynamics Inc.	464,424	9,785
	Kaman Corp.	213,350	8,707
	Tennant Co.	151,575	8,528
	John Bean Technologies
	Corp.	157,000	7,823
*	Hawaiian Holdings Inc.	216,370	7,644
*	RBC Bearings Inc.	108,800	7,027
	Mobile Mini Inc.	176,220	5,486
*,^ Titan Machinery Inc.		490,100	5,357
*	Rush Enterprises Inc.
	Class A	244,110	5,344
	Albany International Corp.	137,232	5,016
	Celadon Group Inc.	454,100	4,491
	Kennametal Inc.	225,749	4,334
	Apogee Enterprises Inc.	99,330	4,322
*,^ Power Solutions
	International Inc.	222,117	4,054
	Cintas Corp.	40,400	3,678
	Alaska Air Group Inc.	44,528	3,585
*	Genesee & Wyoming Inc.
	Class A	63,230	3,395
	Huntington Ingalls
	Industries Inc.	26,200	3,324
*	TASER International Inc.	190,103	3,287
*	Spirit AeroSystems
	Holdings Inc. Class A	62,500	3,129
	AO Smith Corp.	38,800	2,973
*	Proto Labs Inc.	43,200	2,751
*,^ Kornit Digital Ltd.		249,800	2,730
	Lennox International Inc.	19,100	2,386
*	JetBlue Airways Corp.	102,400	2,319
*	Wabash National Corp.	192,600	2,278
*	Echo Global Logistics Inc.	109,600	2,235
	General Cable Corp.	161,000	2,162
	BWX Technologies Inc.	67,900	2,157
*	American Woodmark Corp.	26,900	2,151
	Exponent Inc.	42,996	2,148
	Acuity Brands Inc.	8,700	2,034
*,^ Virgin America Inc.		55,300	1,991
	Pitney Bowes Inc.	96,300	1,989
	Aircastle Ltd.	91,500	1,911
	Comfort Systems USA Inc.	66,300	1,884
	Deluxe Corp.	32,116	1,752
	Korn/Ferry International	52,400	1,739
	Robert Half International
	Inc.	36,200	1,706
	Global Brass & Copper
	Holdings Inc.	79,400	1,691
	CEB Inc.	27,000	1,658
*	DXP Enterprises Inc.	65,153	1,486
*	United Rentals Inc.	17,600	1,277
	Graco Inc.	16,600	1,196
*	Meritor Inc.	142,800	1,192
	Lincoln Electric Holdings
	Inc.	22,500	1,168
*	WageWorks Inc.	25,640	1,163

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
	Greenbrier Cos. Inc.	28,500	930
*	Aerojet Rocketdyne
	Holdings Inc.	53,800	843
	Allison Transmission
	Holdings Inc.	32,500	841
*	Dycom Industries Inc.	11,300	791
	IDEX Corp.	10,000	766
	FreightCar America Inc.	32,600	633
	Interface Inc. Class A	25,400	486
*	Avis Budget Group Inc.	11,100	403
*	PAM Transportation
	Services Inc.	14,100	389
	Griffon Corp.	21,700	386
*	Spirit Airlines Inc.	7,600	303
*	Hudson Technologies Inc.	89,367	265
	Heidrick & Struggles
	International Inc.	6,800	185
*	Trex Co. Inc.	4,200	160
	West Corp.	5,100	110
*	YRC Worldwide Inc.	5,900	84
	Primoris Services Corp.	1,100	24
			178,846
Information Technology (32.4%)
*	Euronet Worldwide Inc.	225,512	16,334
*	SPS Commerce Inc.	204,957	14,390
*	Super Micro Computer Inc.	546,419	13,393
*	Ultimate Software Group
	Inc.	68,462	13,385
*	Gigamon Inc.	489,961	13,018
*	Infoblox Inc.	607,700	11,176
*	CoStar Group Inc.	52,212	10,792
*	Perficient Inc.	592,900	10,150
*	Qualys Inc.	274,200	9,073
*	Ruckus Wireless Inc.	799,000	8,557
	Brooks Automation Inc.	742,243	7,927
*	Radware Ltd.	515,300	7,905
*	Red Hat Inc.	92,500	7,660
*	Mellanox Technologies Ltd.	175,800	7,408
	Teradyne Inc.	357,530	7,390
*	BroadSoft Inc.	206,500	7,302
*	Fleetmatics Group plc	123,900	6,293
*	PROS Holdings Inc.	268,300	6,182
*	Proofpoint Inc.	93,886	6,103
*	Imperva Inc.	94,900	6,008
*	Demandware Inc.	110,920	5,986
*	Virtusa Corp.	133,677	5,526
*	Tyler Technologies Inc.	31,300	5,456
*	CEVA Inc.	231,000	5,396
*	Qlik Technologies Inc.	168,100	5,322
*	Finisar Corp.	347,500	5,053
*	ShoreTel Inc.	533,900	4,725
*	Inphi Corp.	170,245	4,600
*	Pandora Media Inc.	334,825	4,490
*	Microsemi Corp.	135,700	4,422
*	PTC Inc.	126,907	4,395
*	Silicon Laboratories Inc.	89,000	4,320
*,^ Aerohive Networks Inc.		832,593	4,255
*	Constant Contact Inc.	139,878	4,090
*	Cadence Design Systems
	Inc.	195,900	4,077
*	GTT Communications Inc.	234,300	3,997
*	Rudolph Technologies Inc.	280,500	3,989
*	InvenSense Inc.	373,600	3,822
*	EPAM Systems Inc.	48,000	3,774
*	II-VI Inc.	200,800	3,727
	Monolithic Power Systems
	Inc.	56,500	3,600
	Intersil Corp. Class A	280,200	3,575
	Ebix Inc.	106,400	3,489

			Market
			Value•
		Shares	($000)
*	OSI Systems Inc.	39,000	3,458
*	Synchronoss Technologies
	Inc.	96,400	3,396
	FEI Co.	41,300	3,295
*	Guidewire Software Inc.	54,156	3,258
*	Paylocity Holding Corp.	79,927	3,241
	Broadridge Financial
	Solutions Inc.	60,300	3,240
	CDW Corp.	75,200	3,161
	Jack Henry & Associates
	Inc.	38,500	3,005
*	Gartner Inc.	31,568	2,863
*	Manhattan Associates Inc.	43,041	2,848
	Booz Allen Hamilton
	Holding Corp. Class A	90,081	2,779
*	LivePerson Inc.	409,860	2,767
*	IPG Photonics Corp.	29,500	2,630
	DST Systems Inc.	22,700	2,589
	MAXIMUS Inc.	44,640	2,511
*	WNS Holdings Ltd. ADR	78,829	2,459
*	Aspen Technology Inc.	64,700	2,443
*	TiVo Inc.	274,149	2,366
*	Ciena Corp.	111,200	2,301
*,^ Allot Communications Ltd.		382,200	2,224
*	ARRIS Group Inc.	72,044	2,202
*	MicroStrategy Inc. Class A	12,000	2,151
	Leidos Holdings Inc.	37,900	2,132
*	Blackhawk Network
	Holdings Inc.	48,200	2,131
	CSG Systems International
	Inc.	58,900	2,119
*	Sykes Enterprises Inc.	66,800	2,056
*	Advanced Micro Devices
	Inc.	708,900	2,035
	Power Integrations Inc.	41,500	2,018
*	GoDaddy Inc. Class A	62,700	2,010
	Avnet Inc.	46,700	2,001
	EarthLink Holdings Corp.	260,000	1,932
*,^ Fitbit Inc. Class A		56,000	1,657
*	AVG Technologies NV	77,340	1,551
	TeleTech Holdings Inc.	54,300	1,515
*	Integrated Device
	Technology Inc.	55,600	1,465
	Global Payments Inc.	21,000	1,355
*	Cimpress NV	16,400	1,331
	QAD Inc. Class A	64,200	1,317
*	Extreme Networks Inc.	310,600	1,267
*	Shopify Inc.	48,900	1,262
	Hackett Group Inc.	76,000	1,221
*	Rubicon Project Inc.	74,040	1,218
	Science Applications
	International Corp.	26,300	1,204
*	Nimble Storage Inc.	127,000	1,168
*	Cardtronics Inc.	30,700	1,033
	Diebold Inc.	33,600	1,011
*	Synaptics Inc.	12,200	980
	Monotype Imaging
	Holdings Inc.	39,869	942
*	Cirrus Logic Inc.	30,700	907
*,^ Digimarc Corp.		23,975	875
*	HubSpot Inc.	14,700	828
*	Advanced Energy
	Industries Inc.	27,700	782
*	Unisys Corp.	64,800	716
	Heartland Payment
	Systems Inc.	7,400	702
*	Glu Mobile Inc.	279,700	680
*	Wix.com Ltd.	29,000	660
	Jabil Circuit Inc.	27,300	636

			Market
			Value•
		Shares	($000)
*	Infinera Corp.	30,500	553
*	Angie’s List Inc.	52,800	494
*	Rackspace Hosting Inc.	19,000	481
*,^ Ambarella Inc.		8,420	469
*	ePlus Inc.	4,600	429
*	ON Semiconductor Corp.	42,000	412
*	Xcerra Corp.	63,500	384
	Ingram Micro Inc.	12,300	374
*,^ VASCO Data Security
	International Inc.	22,100	370
*	Quantum Corp.	345,140	321
*	Callidus Software Inc.	15,900	295
*,^ Rapid7 Inc.		17,500	265
*	A10 Networks Inc.	36,200	237
*	Barracuda Networks Inc.	12,000	224
	Pegasystems Inc.	7,900	217
*	Jive Software Inc.	40,200	164
*	Arista Networks Inc.	1,600	125
*	WebMD Health Corp.	2,000	97
*	Solium Capital Inc.	6,700	34
			406,381
Materials (2.8%)
	Quaker Chemical Corp.	75,436	5,828
	Schweitzer-Mauduit
	International Inc.	98,410	4,132
	Sealed Air Corp.	80,700	3,599
	Avery Dennison Corp.	49,600	3,108
	Graphic Packaging Holding
	Co.	181,000	2,322
*	Chemtura Corp.	82,200	2,242
*,^ Trinseo SA		74,100	2,090
	Scotts Miracle-Gro Co.
	Class A	29,831	1,924
*	Berry Plastics Group Inc.	52,600	1,903
	Valspar Corp.	21,500	1,784
*	AEP Industries Inc.	18,100	1,396
	Ball Corp.	17,800	1,295
	Steel Dynamics Inc.	69,400	1,240
	International Flavors
	& Fragrances Inc.	8,100	969
*	Koppers Holdings Inc.	48,400	883
*	Ferro Corp.	69,200	770
			35,485
Other (1.0%)
^,2 Vanguard Small-Cap Growth
	ETF	104,300	12,666
*	NuPathe Inc. CVR	345,900	208
*	Prosensa Holding NV CVR
	Expire 2/15/17	189,490	188
			13,062
Telecommunication Services (0.5%)
	Cogent Communications
	Holdings Inc.	97,462	3,381
	Inteliquent Inc.	90,000	1,599
*	Cincinnati Bell Inc.	239,400	862
*	FairPoint Communications
	Inc.	38,400	617
*	Vonage Holdings Corp.	53,239	306
			6,765
Total Common Stocks
(Cost $1,121,007)			1,186,099

Vanguard Small Company Growth Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (6.2%)[1]
Money Market Fund (6.0%)
[3,4] Vanguard Market Liquidity
Fund, 0.363%	75,472,470	75,472

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.2%)
[5] Federal Home Loan
Bank Discount Notes,
0.115%, 1/14/16	1,000	1,000
[5,6] Federal Home Loan
Bank Discount Notes,
0.371%, 5/4/16	100	100
[6,7] Freddie Mac
Discount Notes,
0.220%, 4/15/16	1,100	1,099
		2,199
Total Temporary Cash Investments
(Cost $77,672)		77,671
Total Investments (100.6%)
(Cost $1,198,679)		1,263,770

Amount
($000)
Other Assets and Liabilities (-0.6%)
Other Assets
Investment in Vanguard	114
Receivables for Investment Securities Sold	812
Receivables for Accrued Income	473
Receivables for Capital Shares Issued	13,399
Other Assets	45
Total Other Assets	14,843
Liabilities
Collateral for Securities on Loan	(19,676)
Payables to Investment Advisor	(420)
Payables for Capital Shares Redeemed	(699)
Payables to Vanguard	(1,761)
Other Liabilities	(143)
Total Liabilities	(22,699)
Net Assets	(100%)
Applicable to 60,412,520 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,255,914
Net Asset Value Per Share	$20.79

At December 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	1,076,541
Undistributed Net Investment Income	2,485
Accumulated Net Realized Gains	111,540
Unrealized Appreciation (Depreciation)
Investment Securities	65,091
Futures Contracts	257
Net Assets	1,255,914

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $18,236,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 97.3% and 3.3%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $19,676,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $1,199,000 have been segregated as initial margin for open futures contracts.
7 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Small Company Growth Portfolio

Statement of Operations

Year Ended
December 31, 2015
($000)
Investment Income
Income
Dividends[1]	7,625
Interest[1]	88
Securities Lending	1,472
Total Income	9,185
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,099
Performance Adjustment	(97)
The Vanguard Group—Note C
Management and Administrative	2,500
Marketing and Distribution	206
Custodian Fees	42
Auditing Fees	34
Shareholders’ Reports	39
Trustees’ Fees and Expenses	2
Total Expenses	4,825
Net Investment Income	4,360
Realized Net Gain (Loss)
Investment Securities Sold[1]	113,424
Futures Contracts	(1,181)
Realized Net Gain (Loss)	112,243
Change in Unrealized Appreciation
(Depreciation)
Investment Securities (153,906)
Futures Contracts	(273)
Change in Unrealized Appreciation
(Depreciation) (154,179)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(37,576)
1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $124,000, $86,000, and $0, respectively.

Statement of Changes in Net Assets

	Year Ended December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,360	4,556
Realized Net Gain (Loss)	112,243	148,384
Change in Unrealized Appreciation (Depreciation)	(154,179)	(114,423)
Net Increase (Decrease) in Net Assets Resulting from Operations	(37,576)	38,517
Distributions
Net Investment Income	(4,640)	(3,910)
Realized Capital Gain[1]	(147,415)	(176,221)
Total Distributions	(152,055)	(180,131)
Capital Share Transactions
Issued	190,501	158,315
Issued in Lieu of Cash Distributions	152,055	180,131
Redeemed	(226,311)	(273,783)
Net Increase (Decrease) from Capital Share Transactions	116,245	64,663
Total Increase (Decrease)	(73,386)	(76,951)
Net Assets
Beginning of Period	1,329,300	1,406,251
End of Period[2]	1,255,914	1,329,300

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $26,347,000 and $59,957,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,485,000 and $2,736,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Small Company Growth Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$24.14	$26.90	$20.08	$17.89	$17.68
Investment Operations
Net Investment Income	.078	.085	.073	.155	.039
Net Realized and Unrealized Gain (Loss)
on Investments	(.577)	.610	8.674	2.462	.204
Total from Investment Operations	(.499)	.695	8.747	2.617	.243
Distributions
Dividends from Net Investment Income	(.087)	(.075)	(.160)	(.045)	(.033)
Distributions from Realized Capital Gains	(2.764)	(3.380)	(1.767)	(.382)	—
Total Distributions	(2.851)	(3.455)	(1.927)	(.427)	(.033)
Net Asset Value, End of Period	$20.79	$24.14	$26.90	$20.08	$17.89

Total Return	-2.75%	3.38%	46.54%	14.65%	1.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,256	$1,329	$1,406	$910	$834
Ratio of Total Expenses to Average Net Assets[1]	0.37%	0.39%	0.38%	0.38%	0.41%
Ratio of Net Investment Income to
Average Net Assets	0.33%	0.34%	0.32%	0.78%	0.23%
Portfolio Turnover Rate	57%	43%	64%	61%	59%

1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.01%, 0.01%, 0.02%, and 0.04%.

Notes to Financial Statements

Vanguard Small Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

Vanguard Small Company Growth Portfolio

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2015, the portfolio’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each portfolio is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2015, or at any time during the period then ended.

Vanguard Small Company Growth Portfolio

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Granahan Investment Management, Inc., is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index for the preceding three years for periods prior to October 1, 2013, and to the current benchmark, Russell 2000 Index beginning October 1, 2013. The benchmark change will be fully phased in by September 2016.

Vanguard provides investment advisory services to a portion of the portfolio as described below; the portfolio paid Vanguard advisory fees of $321,000 for the year ended December 31, 2015.

For the year ended December 31, 2015, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.16% of the portfolio’s average net assets, before a decrease of $97,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2015, the portfolio had contributed to Vanguard capital in the amount of $114,000, representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,185,703	—	396
Temporary Cash Investments	75,472	2,199	—
Futures Contracts—Assets[1]	11	—	—
Futures Contracts—Liabilities[1]	(142)	—	—
Total	1,261,044	2,199	396
1 Represents variation margin on the last day of the reporting period.

Vanguard Small Company Growth Portfolio

E. At December 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2016	221	22,491	12
E-mini Russell 2000 Index	March 2016	123	13,918	245
				257

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the portfolio’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended December 31, 2015, the portfolio realized gains on the sale of passive foreign investment companies of $29,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at December 31, 2015, the portfolio had $9,414,000 of ordinary income and $106,716,000 of long-term capital gains available for distribution.

At December 31, 2015, the cost of investment securities for tax purposes was $1,198,924,000. Net unrealized appreciation of investment securities for tax purposes was $64,846,000, consisting of unrealized gains of $212,046,000 on securities that had risen in value since their purchase and $147,200,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2015, the portfolio purchased $716,562,000 of investment securities and sold $788,772,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	8,503	6,640
Issued in Lieu of Cash Distributions	6,890	7,925
Redeemed	(10,036)	(11,778)
Net Increase (Decrease) in Shares Outstanding	5,357	2,787

At December 31, 2015, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 49% the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to December 31, 2015, that would require recognition or disclosure in these financial statements.

Vanguard Small Company Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Small Company Growth Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Company Growth Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 11, 2016

Special 2015 tax information (unaudited) for corporate shareholders only for Vanguard
Small Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2015, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $121,068,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 64% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Small Company Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Small Company Growth Portfolio	6/30/2015	12/31/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$909.05	$1.78
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.34	1.89

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.37%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Vanguard® Total Bond Market Index Portfolio

Toward the close of 2015, the Federal Reserve took the long-awaited step of raising its target for overnight interest rates, which had hovered near zero since the Great Recession. Its vote of confidence in the U.S. economy’s resiliency helped short-term bond yields finish higher than where they started for the fiscal year ended December 31, 2015. The upward movement of intermediate-and long-term yields, however, was more muted given the fragile state of global growth and the subdued outlook for inflation.

With yields rising, bond prices adjusted downward, as prices and yields move in opposite directions. Vanguard Total Bond Market Index Portfolio returned 0.33% for the fiscal year as a decline in the prices of its bond holdings offset much of the income earned over the period.

The portfolio’s result was not far behind the 0.44% return of its expense-free benchmark and ahead of the average return of 0.10% for its peer group.

The portfolio’s 30-day SEC yield climbed to 2.30% on December 31, up from 1.96% a year earlier.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Rising bond yields dampened the portfolio’s returns
As the Fed wound down its third round of bond-buying toward the end of 2014, speculation turned to when it might begin to raise short-term interest rates. The economy’s rebound from an early 2015 slowdown and further improvements in employment were favorable developments. On the other hand, inflation remained worryingly low as oil prices continued to fall. Greece’s debt crisis and slowing economic activity in China and other emerging markets may also have contributed to the Fed’s holding off on a rate increase until mid-December.

Even with prices declining, U.S. Treasuries returned close to 1% as a whole. By maturity, short- and intermediate-term Treasuries remained in the black, while their long-term counterparts returned roughly –1%.

Government mortgage-backed securities fared a little better than Treasuries. These high-quality securities benefited from continuing improvement in the housing market and from the attractiveness of their yield premium to Treasuries of similar maturities.

Corporate bonds, however, dipped into negative territory as the income they earned over the period did not fully offset price declines. The difference, or “spread,” in their yields versus Treasuries widened, notably in the industrial sector among bonds issued by metals and mining companies and by energy producers whose creditworthiness was hurt by falling commodity prices. The spread widened less for bonds issued by financial institutions, as regulatory changes have led to stronger balance sheets overall in that sector.

Over ten years, the portfolio closely tracked its index
Over the decade ended December 31, 2015, the indexing skills of the portfolio’s advisor, Vanguard Fixed Income Group, as well as a low expense ratio helped the portfolio post an average annual return of 4.41%. That was not far behind the 4.52% average annual return of its benchmark over the period and a few steps ahead of the 3.90% peer average.

Total Returns
		Ten Years Ended
		December 31, 2015
	Year Ended	Average
	December 31, 2015	Annual Return
Vanguard Total Bond Market Index Portfolio	0.33%	4.41%
Spliced Barclays U.S. Aggregate Float Adjusted Index[1]	0.44	4.52
Spliced Variable Insurance Core Bond Funds Average[2,3]	0.10	3.90

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios4
Your Portfolio Compared With Its Peer Group

		Variable
		Insurance
		Core Bond
	Portfolio	Funds Average[3]
Total Bond Market Index Portfolio	0.19%	0.65%

1 Barclays U.S. Aggregate Bond Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.
2 Variable Insurance Intermediate Investment-Grade Debt Funds Average through August 31, 2013; Variable Insurance Core Bond Funds Average thereafter.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
4 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the portfolio’s expense ratio was 0.15%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard Total Bond Market Index Portfolio

Portfolio Profile
As of December 31, 2015

Financial Attributes
		Target
	Portfolio	Index[1]
Number of Bonds	5,801	9,681
Yield [2]	2.3%	2.6%
Yield to Maturity	2.6%[3]	2.6%
Average Coupon	3.3%	3.1%
Average Effective Maturity	8.0 years	7.9 years
Average Duration	5.8 years	5.8 years
Expense Ratio [4]	0.19%	—
Short-Term Reserves	0.9%	—

Volatility Measures
Portfolio Versus
Target Index[1]
R-Squared	0.99
Beta	1.03

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	0.8%
1–3 Years	24.2
3–5 Years	20.8
5–10 Years	37.8
10–20 Years	4.1
20–30 Years	11.8
Over 30 Years	0.5

Sector Diversification[5] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	2.8%
Finance	8.5
Foreign	6.0
Government Mortgage-Backed	21.1
Industrial	16.5
Treasury/Agency	42.6
Utilities	2.1
Other	0.4

Distribution by Credit Quality (% of portfolio)

U.S. Government	63.7%
Aaa	5.6
Aa	4.2
A	11.8
Baa	14.7

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays U.S. Aggregate Float Adjusted Index.
2 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
3 Before expenses.
4 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the portfolio’s expense ratio was 0.15%.
5 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2005–December 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2015			of a $10,000
	One Year	Five Years	Ten Years	Investment
Total Bond Market Index Portfolio	0.33%	3.06%	4.41%	$15,402
Spliced Barclays U.S. Aggregate
Float Adjusted Index[1]	0.44	3.25	4.52	15,559
Spliced Variable Insurance Core Bond
Funds Average[2,3]	0.10	3.08	3.90	14,666

Fiscal-Year Total Returns (%): December 31, 2005–December 31, 2015

Total Bond Market Index Portfolio
Spliced Barclays U.S. Aggregate Float Adjusted Index[1]

1 Barclays U.S. Aggregate Bond Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.
2 Variable Insurance Intermediate Investment-Grade Debt Funds Average through August 31, 2013; Variable Insurance Core Bond Funds Average thereafter.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Total Bond Market Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (63.4%)
U.S. Government Securities (39.4%)
United States Treasury Note/Bond	4.625%	11/15/16	250	258
United States Treasury Note/Bond	0.750%	1/15/17	4,960	4,956
United States Treasury Note/Bond	0.875%	1/31/17	550	550
United States Treasury Note/Bond	3.125%	1/31/17	1,925	1,972
United States Treasury Note/Bond	0.625%	2/15/17	10,396	10,372
United States Treasury Note/Bond	4.625%	2/15/17	200	208
United States Treasury Note/Bond	0.875%	2/28/17	1,696	1,697
United States Treasury Note/Bond	3.000%	2/28/17	3,172	3,249
United States Treasury Note/Bond	0.750%	3/15/17	3,220	3,215
United States Treasury Note/Bond	0.500%	3/31/17	604	601
United States Treasury Note/Bond	1.000%	3/31/17	155	155
United States Treasury Note/Bond	3.250%	3/31/17	4,575	4,707
United States Treasury Note/Bond	0.875%	4/15/17	6,450	6,449
United States Treasury Note/Bond	0.500%	4/30/17	1,470	1,462
United States Treasury Note/Bond	0.875%	5/15/17	12,900	12,894
United States Treasury Note/Bond	4.500%	5/15/17	10,420	10,921
United States Treasury Note/Bond	8.750%	5/15/17	5,125	5,667
United States Treasury Note/Bond	0.625%	5/31/17	738	735
United States Treasury Note/Bond	2.750%	5/31/17	1,662	1,704
United States Treasury Note/Bond	0.625%	6/30/17	34	34
United States Treasury Note/Bond	0.500%	7/31/17	700	695
United States Treasury Note/Bond	0.625%	7/31/17	424	422
United States Treasury Note/Bond	2.375%	7/31/17	5,886	6,011
United States Treasury Note/Bond	0.875%	8/15/17	11,275	11,250
United States Treasury Note/Bond	4.750%	8/15/17	2,175	2,306
United States Treasury Note/Bond	8.875%	8/15/17	5,650	6,368
United States Treasury Note/Bond	0.625%	8/31/17	693	689
United States Treasury Note/Bond	1.875%	8/31/17	8,600	8,720
United States Treasury Note/Bond	1.000%	9/15/17	3,000	2,999
United States Treasury Note/Bond	0.625%	9/30/17	10,757	10,683
United States Treasury Note/Bond	1.875%	9/30/17	7,000	7,100
United States Treasury Note/Bond	0.875%	10/15/17	14,425	14,382
United States Treasury Note/Bond	0.750%	10/31/17	4,335	4,312
United States Treasury Note/Bond	1.875%	10/31/17	2,801	2,842
United States Treasury Note/Bond	0.875%	11/15/17	10,276	10,242
United States Treasury Note/Bond	4.250%	11/15/17	975	1,032
United States Treasury Note/Bond	0.625%	11/30/17	3,625	3,596
United States Treasury Note/Bond	0.875%	11/30/17	4,111	4,099
United States Treasury Note/Bond	2.250%	11/30/17	10,000	10,222
United States Treasury Note/Bond	1.000%	12/15/17	4,268	4,263
United States Treasury Note/Bond	0.750%	12/31/17	2,305	2,290
United States Treasury Note/Bond	1.000%	12/31/17	1,519	1,517
United States Treasury Note/Bond	0.875%	1/15/18	8,475	8,437
United States Treasury Note/Bond	0.875%	1/31/18	9,225	9,180
United States Treasury Note/Bond	2.625%	1/31/18	2,478	2,555
United States Treasury Note/Bond	1.000%	2/15/18	7,100	7,080
United States Treasury Note/Bond	0.750%	2/28/18	5,675	5,627
United States Treasury Note/Bond	2.750%	2/28/18	1,000	1,035
United States Treasury Note/Bond	1.000%	3/15/18	11,191	11,154
United States Treasury Note/Bond	0.750%	3/31/18	4,970	4,927
United States Treasury Note/Bond	2.875%	3/31/18	2,465	2,559
United States Treasury Note/Bond	0.750%	4/15/18	10,671	10,568
United States Treasury Note/Bond	0.625%	4/30/18	4,507	4,449
United States Treasury Note/Bond	1.000%	5/15/18	11,470	11,416
United States Treasury Note/Bond	9.125%	5/15/18	50	59
United States Treasury Note/Bond	1.000%	5/31/18	11,211	11,155
United States Treasury Note/Bond	2.375%	5/31/18	2,350	2,416

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.125%	6/15/18	1,658	1,655
United States Treasury Note/Bond	2.375%	6/30/18	3,415	3,515
United States Treasury Note/Bond	0.875%	7/15/18	4,473	4,434
United States Treasury Note/Bond	1.375%	7/31/18	9,131	9,167
United States Treasury Note/Bond	2.250%	7/31/18	2,778	2,851
United States Treasury Note/Bond	1.000%	8/15/18	1,755	1,744
United States Treasury Note/Bond	1.500%	8/31/18	15,650	15,755
United States Treasury Note/Bond	1.000%	9/15/18	5,355	5,318
United States Treasury Note/Bond	1.375%	9/30/18	14,903	14,952
United States Treasury Note/Bond	0.875%	10/15/18	2,415	2,389
United States Treasury Note/Bond	1.250%	10/31/18	3,975	3,969
United States Treasury Note/Bond	1.750%	10/31/18	7,700	7,800
United States Treasury Note/Bond	1.250%	11/15/18	3,939	3,933
United States Treasury Note/Bond	3.750%	11/15/18	4,395	4,701
United States Treasury Note/Bond	1.250%	11/30/18	3,280	3,274
United States Treasury Note/Bond	1.375%	11/30/18	3,030	3,037
United States Treasury Note/Bond	1.250%	12/15/18	7,000	6,986
United States Treasury Note/Bond	1.375%	12/31/18	9,000	9,007
United States Treasury Note/Bond	1.500%	12/31/18	8,950	8,992
United States Treasury Note/Bond	1.500%	1/31/19	14,525	14,577
United States Treasury Note/Bond	2.750%	2/15/19	2,550	2,657
United States Treasury Note/Bond	8.875%	2/15/19	110	135
United States Treasury Note/Bond	1.375%	2/28/19	8,575	8,570
United States Treasury Note/Bond	1.500%	2/28/19	2,000	2,006
United States Treasury Note/Bond	1.500%	3/31/19	575	577
United States Treasury Note/Bond	1.625%	3/31/19	2,100	2,114
United States Treasury Note/Bond	1.250%	4/30/19	66	66
United States Treasury Note/Bond	1.625%	4/30/19	6,543	6,582
United States Treasury Note/Bond	3.125%	5/15/19	5,200	5,487
United States Treasury Note/Bond	1.125%	5/31/19	5,650	5,586
United States Treasury Note/Bond	1.500%	5/31/19	5,650	5,655
United States Treasury Note/Bond	1.000%	6/30/19	441	434
United States Treasury Note/Bond	1.625%	6/30/19	3,702	3,719
United States Treasury Note/Bond	0.875%	7/31/19	1,898	1,855
United States Treasury Note/Bond	1.625%	7/31/19	2,487	2,496
United States Treasury Note/Bond	3.625%	8/15/19	1,800	1,932
United States Treasury Note/Bond	8.125%	8/15/19	64	79
United States Treasury Note/Bond	1.000%	8/31/19	175	172
United States Treasury Note/Bond	1.625%	8/31/19	4,236	4,249
United States Treasury Note/Bond	1.000%	9/30/19	575	563
United States Treasury Note/Bond	1.750%	9/30/19	2,150	2,165
United States Treasury Note/Bond	1.250%	10/31/19	625	618
United States Treasury Note/Bond	1.500%	10/31/19	500	498
United States Treasury Note/Bond	3.375%	11/15/19	8,485	9,060
United States Treasury Note/Bond	1.500%	11/30/19	4,242	4,226
United States Treasury Note/Bond	1.125%	12/31/19	500	491
United States Treasury Note/Bond	1.625%	12/31/19	3,275	3,275
United States Treasury Note/Bond	1.250%	1/31/20	499	491
United States Treasury Note/Bond	1.375%	1/31/20	864	855
United States Treasury Note/Bond	3.625%	2/15/20	22,275	24,029
United States Treasury Note/Bond	8.500%	2/15/20	887	1,130
United States Treasury Note/Bond	1.250%	2/29/20	2,143	2,108
United States Treasury Note/Bond	1.375%	2/29/20	1,819	1,798
United States Treasury Note/Bond	1.125%	3/31/20	5,900	5,767
United States Treasury Note/Bond	1.375%	3/31/20	6,120	6,045
United States Treasury Note/Bond	1.125%	4/30/20	16,925	16,539
United States Treasury Note/Bond	1.375%	4/30/20	2,523	2,490
United States Treasury Note/Bond	3.500%	5/15/20	3,515	3,779
United States Treasury Note/Bond	1.375%	5/31/20	900	887
United States Treasury Note/Bond	1.500%	5/31/20	4,508	4,471

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.625%	6/30/20	1,995	1,987
United States Treasury Note/Bond	1.875%	6/30/20	9,825	9,894
United States Treasury Note/Bond	1.625%	7/31/20	5,119	5,095
United States Treasury Note/Bond	2.000%	7/31/20	2,419	2,447
United States Treasury Note/Bond	2.625%	8/15/20	2,258	2,345
United States Treasury Note/Bond	8.750%	8/15/20	8,425	11,034
United States Treasury Note/Bond	1.375%	8/31/20	1,825	1,796
United States Treasury Note/Bond	2.125%	8/31/20	967	983
United States Treasury Note/Bond	2.000%	9/30/20	597	604
United States Treasury Note/Bond	1.375%	10/31/20	2,685	2,638
United States Treasury Note/Bond	1.750%	10/31/20	8,461	8,448
United States Treasury Note/Bond	2.625%	11/15/20	4,305	4,473
United States Treasury Note/Bond	1.625%	11/30/20	6,086	6,051
United States Treasury Note/Bond	2.000%	11/30/20	8,575	8,662
United States Treasury Note/Bond	1.750%	12/31/20	6,090	6,086
United States Treasury Note/Bond	2.375%	12/31/20	8,150	8,379
United States Treasury Note/Bond	2.125%	1/31/21	4,321	4,384
United States Treasury Note/Bond	3.625%	2/15/21	6,933	7,536
United States Treasury Note/Bond	7.875%	2/15/21	1,180	1,527
United States Treasury Note/Bond	2.000%	2/28/21	4,550	4,587
United States Treasury Note/Bond	2.250%	3/31/21	9,450	9,642
United States Treasury Note/Bond	2.250%	4/30/21	5,375	5,481
United States Treasury Note/Bond	3.125%	5/15/21	4,975	5,291
United States Treasury Note/Bond	2.000%	5/31/21	9,483	9,547
United States Treasury Note/Bond	2.125%	6/30/21	3,650	3,696
United States Treasury Note/Bond	2.250%	7/31/21	6,425	6,545
United States Treasury Note/Bond	2.125%	8/15/21	3,556	3,598
United States Treasury Note/Bond	2.000%	8/31/21	7,800	7,833
United States Treasury Note/Bond	2.125%	9/30/21	6,900	6,971
United States Treasury Note/Bond	2.000%	10/31/21	10,205	10,232
United States Treasury Note/Bond	2.000%	11/15/21	1,065	1,068
United States Treasury Note/Bond	8.000%	11/15/21	2,570	3,432
United States Treasury Note/Bond	1.875%	11/30/21	5,058	5,036
United States Treasury Note/Bond	2.125%	12/31/21	5,953	6,005
United States Treasury Note/Bond	1.500%	1/31/22	1,850	1,798
United States Treasury Note/Bond	2.000%	2/15/22	235	235
United States Treasury Note/Bond	1.750%	2/28/22	10,104	9,959
United States Treasury Note/Bond	1.750%	3/31/22	10,649	10,481
United States Treasury Note/Bond	1.750%	4/30/22	6,175	6,076
United States Treasury Note/Bond	1.875%	5/31/22	5,650	5,594
United States Treasury Note/Bond	2.125%	6/30/22	1,040	1,045
United States Treasury Note/Bond	2.000%	7/31/22	6,975	6,956
United States Treasury Note/Bond	1.625%	8/15/22	296	288
United States Treasury Note/Bond	7.250%	8/15/22	100	132
United States Treasury Note/Bond	1.875%	8/31/22	4,369	4,318
United States Treasury Note/Bond	1.750%	9/30/22	10,287	10,080
United States Treasury Note/Bond	1.875%	10/31/22	6,520	6,435
United States Treasury Note/Bond	1.625%	11/15/22	6,025	5,852
United States Treasury Note/Bond	7.625%	11/15/22	40	54
United States Treasury Note/Bond	2.000%	11/30/22	8,350	8,302
United States Treasury Note/Bond	2.125%	12/31/22	5,000	5,008
United States Treasury Note/Bond	2.000%	2/15/23	123	122
United States Treasury Note/Bond	7.125%	2/15/23	1,690	2,256
United States Treasury Note/Bond	1.750%	5/15/23	12,970	12,632
United States Treasury Note/Bond	2.500%	8/15/23	7,160	7,345
United States Treasury Note/Bond	6.250%	8/15/23	6,565	8,473
United States Treasury Note/Bond	2.750%	11/15/23	7,111	7,420
United States Treasury Note/Bond	2.750%	2/15/24	9,410	9,798
United States Treasury Note/Bond	2.500%	5/15/24	8,960	9,152
United States Treasury Note/Bond	2.375%	8/15/24	11,564	11,680
United States Treasury Note/Bond	2.250%	11/15/24	8,981	8,974
United States Treasury Note/Bond	7.500%	11/15/24	25	36
United States Treasury Note/Bond	2.000%	2/15/25	3,325	3,248
United States Treasury Note/Bond	2.125%	5/15/25	9,810	9,677
United States Treasury Note/Bond	2.000%	8/15/25	6,231	6,073
United States Treasury Note/Bond	6.875%	8/15/25	1,957	2,739
United States Treasury Note/Bond	2.250%	11/15/25	12,302	12,269
United States Treasury Note/Bond	6.000%	2/15/26	4,160	5,550
United States Treasury Note/Bond	6.750%	8/15/26	630	892
United States Treasury Note/Bond	6.500%	11/15/26	765	1,070
United States Treasury Note/Bond	6.625%	2/15/27	1,065	1,509

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	6.375%	8/15/27	185	260
	United States Treasury Note/Bond	6.125%	11/15/27	346	479
	United States Treasury Note/Bond	5.500%	8/15/28	955	1,270
	United States Treasury Note/Bond	5.250%	11/15/28	1,435	1,873
	United States Treasury Note/Bond	5.250%	2/15/29	2,183	2,857
	United States Treasury Note/Bond	6.125%	8/15/29	2,255	3,197
	United States Treasury Note/Bond	6.250%	5/15/30	1,600	2,318
	United States Treasury Note/Bond	5.375%	2/15/31	1,950	2,641
	United States Treasury Note/Bond	4.500%	2/15/36	2,175	2,783
	United States Treasury Note/Bond	4.750%	2/15/37	875	1,158
	United States Treasury Note/Bond	4.375%	2/15/38	1,900	2,394
	United States Treasury Note/Bond	3.500%	2/15/39	2,195	2,424
	United States Treasury Note/Bond	4.250%	5/15/39	3,232	3,987
	United States Treasury Note/Bond	4.500%	8/15/39	2,306	2,946
	United States Treasury Note/Bond	4.375%	11/15/39	2,817	3,538
	United States Treasury Note/Bond	4.625%	2/15/40	5,050	6,568
	United States Treasury Note/Bond	4.375%	5/15/40	3,085	3,877
	United States Treasury Note/Bond	3.875%	8/15/40	3,230	3,771
	United States Treasury Note/Bond	4.250%	11/15/40	5,125	6,328
	United States Treasury Note/Bond	4.750%	2/15/41	3,156	4,191
	United States Treasury Note/Bond	3.125%	11/15/41	20	21
	United States Treasury Note/Bond	3.125%	2/15/42	281	290
	United States Treasury Note/Bond	3.000%	5/15/42	5,050	5,074
	United States Treasury Note/Bond	2.750%	8/15/42	4,060	3,875
	United States Treasury Note/Bond	2.750%	11/15/42	16,946	16,138
	United States Treasury Note/Bond	3.125%	2/15/43	5,200	5,323
	United States Treasury Note/Bond	2.875%	5/15/43	4,150	4,041
	United States Treasury Note/Bond	3.625%	8/15/43	9,380	10,552
	United States Treasury Note/Bond	3.750%	11/15/43	4,617	5,312
	United States Treasury Note/Bond	3.625%	2/15/44	3,224	3,621
	United States Treasury Note/Bond	3.375%	5/15/44	6,129	6,569
	United States Treasury Note/Bond	3.125%	8/15/44	8,006	8,171
	United States Treasury Note/Bond	3.000%	11/15/44	10,140	10,088
	United States Treasury Note/Bond	2.500%	2/15/45	5,360	4,801
	United States Treasury Note/Bond	3.000%	5/15/45	4,867	4,837
	United States Treasury Note/Bond	2.875%	8/15/45	7,852	7,614
	United States Treasury Note/Bond	3.000%	11/15/45	7,425	7,391
1,103,614
Agency Bonds and Notes (2.8%)
[1]	AID-Israel	5.500%	12/4/23	50	60
[1]	AID-Israel	5.500%	4/26/24	475	576
[1]	AID-Jordan	1.945%	6/23/19	200	202
[1]	AID-Jordan	2.503%	10/30/20	225	230
[1]	AID-Jordan	2.578%	6/30/22	200	203
[1]	AID-Ukraine	1.844%	5/16/19	200	202
[1]	AID-Ukraine	1.847%	5/29/20	200	199
[2]	Federal Farm Credit Banks	4.875%	1/17/17	250	260
[2]	Federal Farm Credit Banks	1.125%	9/22/17	100	100
[2]	Federal Farm Credit Banks	1.000%	9/25/17	125	125
[2]	Federal Farm Credit Banks	1.125%	12/18/17	250	250
[2]	Federal Farm Credit Banks	1.110%	2/20/18	125	125
[2]	Federal Farm Credit Banks	1.100%	6/1/18	100	100
[2]	Federal Farm Credit Banks	5.150%	11/15/19	500	565
[2]	Federal Farm Credit Banks	3.500%	12/20/23	75	81
[2]	Federal Home Loan Banks	0.875%	3/10/17	75	75
[2]	Federal Home Loan Banks	4.875%	5/17/17	550	579
[2]	Federal Home Loan Banks	0.875%	5/24/17	500	499
[2]	Federal Home Loan Banks	0.625%	5/30/17	1,500	1,492
[2]	Federal Home Loan Banks	1.000%	6/21/17	400	400
[2]	Federal Home Loan Banks	0.860%	8/1/17	250	249
[2]	Federal Home Loan Banks	0.750%	8/28/17	500	497
[2]	Federal Home Loan Banks	0.625%	10/26/17	1,400	1,388
[2]	Federal Home Loan Banks	5.000%	11/17/17	225	241
[2]	Federal Home Loan Banks	1.000%	12/19/17	1,000	997
[2]	Federal Home Loan Banks	1.375%	3/9/18	600	602
[2]	Federal Home Loan Banks	1.125%	4/25/18	550	549
[2]	Federal Home Loan Banks	5.375%	8/15/18	150	166
[2]	Federal Home Loan Banks	1.875%	3/13/20	75	76
[2]	Federal Home Loan Banks	4.125%	3/13/20	300	329
[2]	Federal Home Loan Banks	5.250%	12/11/20	425	493
[2]	Federal Home Loan Banks	5.625%	6/11/21	35	42

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[2]	Federal Home Loan Banks	2.125%	3/10/23	1,325	1,311
[2]	Federal Home Loan Banks	5.500%	7/15/36	1,400	1,826
[3]	Federal Home Loan Mortgage Corp.	0.500%	1/27/17	750	747
[3]	Federal Home Loan Mortgage Corp.	0.875%	2/22/17	600	600
[3]	Federal Home Loan Mortgage Corp.	1.000%	3/8/17	1,000	1,001
[3]	Federal Home Loan Mortgage Corp.	1.250%	5/12/17	5,000	5,016
[3]	Federal Home Loan Mortgage Corp.	1.000%	6/29/17	440	440
[3]	Federal Home Loan Mortgage Corp.	0.750%	7/14/17	600	597
[3]	Federal Home Loan Mortgage Corp.	1.000%	7/28/17	679	678
[3]	Federal Home Loan Mortgage Corp.	1.000%	9/29/17	700	699
[3]	Federal Home Loan Mortgage Corp.	5.125%	11/17/17	200	215
[3]	Federal Home Loan Mortgage Corp.	1.000%	12/15/17	700	698
[3]	Federal Home Loan Mortgage Corp.	0.750%	1/12/18	700	694
[3]	Federal Home Loan Mortgage Corp.	0.875%	3/7/18	1,000	993
[3]	Federal Home Loan Mortgage Corp.	4.875%	6/13/18	550	597
[3]	Federal Home Loan Mortgage Corp.	3.750%	3/27/19	625	669
[3]	Federal Home Loan Mortgage Corp.	1.750%	5/30/19	1,150	1,158
[3]	Federal Home Loan Mortgage Corp.	1.250%	8/1/19	700	692
[3]	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	1,150	1,134
[3]	Federal Home Loan Mortgage Corp.	1.375%	5/1/20	1,300	1,281
[3]	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	800	811
[3]	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	127	180
[3]	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	1,525	2,186
[3]	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	502	696
[3]	Federal National Mortgage Assn.	1.250%	1/30/17	1,000	1,004
[3]	Federal National Mortgage Assn.	5.000%	2/13/17	1,925	2,013
[3]	Federal National Mortgage Assn.	0.750%	4/20/17	300	299
[3]	Federal National Mortgage Assn.	1.125%	4/27/17	2,950	2,955
[3]	Federal National Mortgage Assn.	5.000%	5/11/17	2,000	2,107
[3]	Federal National Mortgage Assn.	5.375%	6/12/17	1,000	1,062
[3]	Federal National Mortgage Assn.	0.875%	8/28/17	175	174
[3]	Federal National Mortgage Assn.	1.000%	9/27/17	550	549
[3]	Federal National Mortgage Assn.	0.875%	10/26/17	900	896
[3]	Federal National Mortgage Assn.	0.875%	12/20/17	1,500	1,492
[3]	Federal National Mortgage Assn.	0.875%	2/8/18	2,500	2,484
[3]	Federal National Mortgage Assn.	0.875%	5/21/18	510	505
[3]	Federal National Mortgage Assn.	1.125%	7/20/18	1,500	1,494
[3]	Federal National Mortgage Assn.	1.875%	9/18/18	1,825	1,851
[3]	Federal National Mortgage Assn.	1.125%	10/19/18	700	696
[3]	Federal National Mortgage Assn.	1.625%	11/27/18	1,330	1,340
[3]	Federal National Mortgage Assn.	1.125%	12/14/18	1,000	992
[3]	Federal National Mortgage Assn.	1.875%	2/19/19	500	507
[3]	Federal National Mortgage Assn.	1.750%	6/20/19	1,000	1,007
[3]	Federal National Mortgage Assn.	1.750%	9/12/19	2,000	2,009
[3]	Federal National Mortgage Assn.	0.000%	10/9/19	275	255
[3]	Federal National Mortgage Assn.	1.750%	11/26/19	1,000	1,004
[3]	Federal National Mortgage Assn.	1.625%	1/21/20	1,000	997
[3]	Federal National Mortgage Assn.	1.500%	6/22/20	1,000	988
[3]	Federal National Mortgage Assn.	1.500%	11/30/20	1,000	983
[3]	Federal National Mortgage Assn.	1.875%	12/28/20	1,000	1,001
[3]	Federal National Mortgage Assn.	2.625%	9/6/24	500	505
[3]	Federal National Mortgage Assn.	6.250%	5/15/29	175	238
[3]	Federal National Mortgage Assn.	7.125%	1/15/30	925	1,354
[3]	Federal National Mortgage Assn.	7.250%	5/15/30	300	445
[3]	Federal National Mortgage Assn.	6.625%	11/15/30	300	426
[3]	Federal National Mortgage Assn.	5.625%	7/15/37	275	366
[2]	Financing Corp.	9.650%	11/2/18	225	276
	Private Export Funding Corp.	1.375%	2/15/17	25	25
	Private Export Funding Corp.	2.250%	12/15/17	125	127
	Private Export Funding Corp.	1.875%	7/15/18	100	101
	Private Export Funding Corp.	4.375%	3/15/19	200	216
	Private Export Funding Corp.	1.450%	8/15/19	125	123
	Private Export Funding Corp.	2.250%	3/15/20	150	151
	Private Export Funding Corp.	2.300%	9/15/20	50	50
	Private Export Funding Corp.	4.300%	12/15/21	100	110
	Private Export Funding Corp.	2.800%	5/15/22	125	127
	Private Export Funding Corp.	2.050%	11/15/22	1,075	1,038
	Private Export Funding Corp.	3.550%	1/15/24	100	106
	Private Export Funding Corp.	2.450%	7/15/24	100	97
	Private Export Funding Corp.	3.250%	6/15/25	50	51
[2]	Tennessee Valley Authority	5.500%	7/18/17	275	293

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
[2] Tennessee Valley Authority	4.500%	4/1/18	175	187
[2] Tennessee Valley Authority	1.750%	10/15/18	150	151
[2] Tennessee Valley Authority	3.875%	2/15/21	250	273
[2] Tennessee Valley Authority	1.875%	8/15/22	175	170
[2] Tennessee Valley Authority	2.875%	9/15/24	191	191
[2] Tennessee Valley Authority	6.750%	11/1/25	134	177
[2] Tennessee Valley Authority	7.125%	5/1/30	1,000	1,428
[2] Tennessee Valley Authority	4.650%	6/15/35	175	196
[2] Tennessee Valley Authority	5.880%	4/1/36	250	319
[2] Tennessee Valley Authority	5.500%	6/15/38	100	123
[2] Tennessee Valley Authority	5.250%	9/15/39	225	272
[2] Tennessee Valley Authority	3.500%	12/15/42	200	183
[2] Tennessee Valley Authority	4.875%	1/15/48	100	112
[2] Tennessee Valley Authority	5.375%	4/1/56	50	59
[2] Tennessee Valley Authority	4.625%	9/15/60	180	189
[2] Tennessee Valley Authority	4.250%	9/15/65	200	193
				77,983
Conventional Mortgage-Backed Securities	(20.8%)
[3,4] Fannie Mae Pool	2.000%	8/1/28–
		10/1/28	1,433	1,410
[3,4] Fannie Mae Pool	2.500%	3/1/27–
		1/1/43	13,933	14,050
[3,4,5] Fannie Mae Pool	3.000%	11/1/25–
		1/1/46	46,090	46,800
[3,4,5] Fannie Mae Pool	3.500%	9/1/25–
		1/1/46	65,030	67,422
[3,4,5] Fannie Mae Pool	4.000%	8/1/18–
		1/1/46	44,713	47,465
[3,4] Fannie Mae Pool	4.500%	2/1/18–
		1/1/46	23,718	25,675
[3,4] Fannie Mae Pool	5.000%	3/1/17–
		1/1/44	14,414	15,836
[3,4] Fannie Mae Pool	5.500%	11/1/16–
		4/1/40	11,545	12,859
[3,4] Fannie Mae Pool	6.000%	4/1/16–
		7/1/40	6,956	7,873
[3,4] Fannie Mae Pool	6.500%	4/1/16–
		10/1/39	2,485	2,859
[3,4] Fannie Mae Pool	7.000%	5/1/16–
		11/1/37	667	759
[3,4] Fannie Mae Pool	7.500%	11/1/22–
		2/1/32	64	72
[3,4] Fannie Mae Pool	8.000%	8/1/17–
		11/1/30	43	48
[3,4] Fannie Mae Pool	8.500%	7/1/22–
		4/1/31	15	16
[3,4] Fannie Mae Pool	9.000%	7/1/22–
		12/1/24	2	2
[3,4] Fannie Mae Pool	9.500%	12/1/18–
		2/1/25	2	2
[4] Freddie Mac Gold Pool	2.000%	8/1/28–
		1/1/29	772	759
[4] Freddie Mac Gold Pool	2.500%	4/1/27–
		2/1/43	14,183	14,312
[4,5] Freddie Mac Gold Pool	3.000%	10/1/26–
		1/1/46	29,447	29,860
[4,5] Freddie Mac Gold Pool	3.500%	9/1/25–
		1/1/46	38,221	39,512
[4,5] Freddie Mac Gold Pool	4.000%	7/1/18–
		1/1/46	28,571	30,249
[4,5] Freddie Mac Gold Pool	4.500%	1/1/18–
		1/1/46	15,887	17,086
[4,5] Freddie Mac Gold Pool	5.000%	10/1/17–
		1/1/46	8,634	9,399
[4] Freddie Mac Gold Pool	5.500%	8/1/16–
		6/1/41	6,806	7,534
[4] Freddie Mac Gold Pool	6.000%	4/1/16–
		3/1/39	4,450	5,004
[4] Freddie Mac Gold Pool	6.500%	1/1/16–
		4/1/39	1,422	1,644

Vanguard Total Bond Market Index Portfolio

Face					Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4]	Freddie Mac Gold Pool	7.000%	4/1/23–
			2/1/37	465	539
[4]	Freddie Mac Gold Pool	7.500%	11/1/19–
			4/1/28	36	41
[4]	Freddie Mac Gold Pool	8.000%	1/1/22–
			7/1/30	32	39
[4]	Freddie Mac Gold Pool	8.500%	4/1/23–
			11/1/30	23	27
[4]	Freddie Mac Gold Pool	9.000%	5/1/27–
			5/1/30	5	6
[4]	Ginnie Mae I Pool	3.000%	1/15/26–
			12/15/45	4,163	4,235
[4,5] Ginnie Mae I Pool		3.500%	11/15/25–
			1/1/46	5,325	5,555
[4,5] Ginnie Mae I Pool		4.000%	10/15/24–
			2/1/46	7,236	7,700
[4]	Ginnie Mae I Pool	4.500%	8/15/18–
			1/1/46	8,538	9,273
[4,5] Ginnie Mae I Pool		5.000%	1/15/18–
			1/1/46	5,167	5,694
[4]	Ginnie Mae I Pool	5.500%	6/15/18–
			12/15/40	2,997	3,370
[4]	Ginnie Mae I Pool	6.000%	2/15/17–
			3/15/40	2,155	2,441
[4]	Ginnie Mae I Pool	6.500%	11/15/23–
			2/15/39	575	650
[4]	Ginnie Mae I Pool	7.000%	5/15/23–
			10/15/31	137	156
[4]	Ginnie Mae I Pool	7.500%	4/15/22–
			1/15/31	60	65
[4]	Ginnie Mae I Pool	8.000%	2/15/22–
			10/15/30	39	41
[4]	Ginnie Mae I Pool	8.500%	6/15/24–
			9/15/26	7	8
[4]	Ginnie Mae I Pool	9.000%	9/15/16–
			7/15/30	9	9
[4]	Ginnie Mae I Pool	9.500%	12/15/21	2	2
[4]	Ginnie Mae II Pool	2.500%	2/20/28–
			6/20/28	656	667
[4,5] Ginnie Mae II Pool		3.000%	2/20/27–
			1/1/46	27,522	27,981
[4,5] Ginnie Mae II Pool		3.500%	9/20/25–
			1/1/46	52,069	54,391
[4,5] Ginnie Mae II Pool		4.000%	9/20/25–
			1/1/46	30,002	31,978
[4,5] Ginnie Mae II Pool		4.500%	2/20/39–
			1/1/46	15,467	16,695
[4]	Ginnie Mae II Pool	5.000%	3/20/18–
			7/20/44	7,845	8,627
[4]	Ginnie Mae II Pool	5.500%	6/20/34–
			9/20/41	2,290	2,548
[4]	Ginnie Mae II Pool	6.000%	3/20/33–
			7/20/39	1,231	1,389
[4]	Ginnie Mae II Pool	6.500%	12/20/35–
			11/20/39	410	471
[4]	Ginnie Mae II Pool	7.000%	8/20/36–
			4/20/38	48	56
					583,161
Nonconventional Mortgage-Backed Securities (0.4%)
[3,4,6] Fannie Mae Pool		1.591%	4/1/37	31	32
[3,4,6] Fannie Mae Pool		2.040%	12/1/41	102	105
[3,4,6] Fannie Mae Pool		2.052%	9/1/37	69	74
[3,4] Fannie Mae Pool		2.118%	3/1/43	230	233
[3,4] Fannie Mae Pool		2.187%	6/1/43	186	189
[3,4] Fannie Mae Pool		2.213%	9/1/42	172	180
[3,4] Fannie Mae Pool		2.240%	10/1/42	123	125
[3,4] Fannie Mae Pool		2.265%	7/1/43	239	239
[3,4,6] Fannie Mae Pool		2.266%	2/1/36	21	21
[3,4,6] Fannie Mae Pool		2.288%	8/1/37	54	57
[3,4,6] Fannie Mae Pool		2.341%	8/1/35	129	137
[3,4,6] Fannie Mae Pool		2.359%	5/1/40	33	35

Face				Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
[3,4,6] Fannie Mae Pool	2.360%	6/1/37	34	36
[3,4] Fannie Mae Pool	2.393%	7/1/42	186	190
[3,4] Fannie Mae Pool	2.398%	5/1/42	252	262
[3,4,6] Fannie Mae Pool	2.410%	9/1/40	69	73
[3,4,6] Fannie Mae Pool	2.415%	6/1/36	1	1
[3,4,6] Fannie Mae Pool	2.418%	1/1/37	60	64
[3,4,6] Fannie Mae Pool	2.422%	1/1/40	44	46
[3,4] Fannie Mae Pool	2.429%	5/1/43	382	386
[3,4] Fannie Mae Pool	2.441%	10/1/42	153	156
[3,4,6] Fannie Mae Pool	2.443%	12/1/33	17	18
[3,4,6] Fannie Mae Pool	2.445%	7/1/39	13	13
[3,4,6] Fannie Mae Pool	2.447%	1/1/35	100	107
[3,4,6] Fannie Mae Pool	2.450%	7/1/37	14	14
[3,4,6] Fannie Mae Pool	2.452%	8/1/40	87	91
[3,4,6] Fannie Mae Pool	2.465%	11/1/36–
		9/1/43	109	114
[3,4,6] Fannie Mae Pool	2.488%	9/1/34–
		7/1/38	30	32
[3,4,6] Fannie Mae Pool	2.492%	7/1/42	49	52
[3,4,6] Fannie Mae Pool	2.520%	5/1/42	42	44
[3,4,6] Fannie Mae Pool	2.524%	5/1/40	21	23
[3,4,6] Fannie Mae Pool	2.535%	10/1/39	26	27
[3,4,6] Fannie Mae Pool	2.546%	10/1/40	104	110
[3,4,6] Fannie Mae Pool	2.561%	12/1/40	83	88
[3,4,6] Fannie Mae Pool	2.574%	11/1/39	17	18
[3,4,6] Fannie Mae Pool	2.576%	7/1/36	16	16
[3,4,6] Fannie Mae Pool	2.596%	11/1/34	24	25
[3,4] Fannie Mae Pool	2.601%	12/1/41	103	108
[3,4,6] Fannie Mae Pool	2.609%	12/1/35	70	74
[3,4] Fannie Mae Pool	2.620%	11/1/41	102	108
[3,4,6] Fannie Mae Pool	2.671%	11/1/40	31	33
[3,4,6] Fannie Mae Pool	2.676%	10/1/40	52	54
[3,4,6] Fannie Mae Pool	2.685%	11/1/33–
		11/1/39	60	63
[3,4] Fannie Mae Pool	2.697%	1/1/42	99	104
[3,4,6] Fannie Mae Pool	2.750%	3/1/41	72	77
[3,4] Fannie Mae Pool	2.751%	3/1/42	155	161
[3,4,6] Fannie Mae Pool	2.775%	12/1/40	59	62
[3,4] Fannie Mae Pool	2.784%	1/1/42	109	114
[3,4] Fannie Mae Pool	2.805%	11/1/41	101	107
[3,4] Fannie Mae Pool	2.887%	12/1/40	49	51
[3,4,6] Fannie Mae Pool	2.914%	3/1/42	96	100
[3,4] Fannie Mae Pool	2.957%	9/1/43	197	205
[3,4,6] Fannie Mae Pool	3.022%	3/1/41	109	115
[3,4] Fannie Mae Pool	3.052%	2/1/41	49	51
[3,4,6] Fannie Mae Pool	3.077%	2/1/41	40	41
[3,4] Fannie Mae Pool	3.137%	2/1/41	51	53
[3,4,6] Fannie Mae Pool	3.200%	12/1/40	58	61
[3,4] Fannie Mae Pool	3.207%	5/1/41	64	68
[3,4] Fannie Mae Pool	3.353%	8/1/42	142	145
[3,4] Fannie Mae Pool	3.553%	7/1/41	170	180
[3,4] Fannie Mae Pool	3.558%	4/1/41	93	97
[3,4] Fannie Mae Pool	3.580%	8/1/39	34	36
[3,4] Fannie Mae Pool	3.594%	6/1/41	23	25
[3,4] Fannie Mae Pool	3.745%	6/1/41	90	96
[3,4] Fannie Mae Pool	3.827%	9/1/40	130	137
[3,4,6] Fannie Mae Pool	4.038%	8/1/39	80	82
[3,4,6] Fannie Mae Pool	4.277%	11/1/39	32	33
[3,4] Fannie Mae Pool	4.293%	12/1/39	77	78
[3,4] Fannie Mae Pool	4.917%	3/1/38	27	28
[3,4] Fannie Mae Pool	5.387%	5/1/36	4	4
[3,4] Fannie Mae Pool	5.508%	4/1/37	35	37
[3,4] Fannie Mae Pool	5.598%	10/1/37	50	52
[3,4] Fannie Mae Pool	5.760%	12/1/37	56	60
[3,4] Fannie Mae Pool	6.076%	10/1/37	55	56
[4,6] Freddie Mac Non Gold Pool	1.735%	10/1/37	2	2
[4,6] Freddie Mac Non Gold Pool	1.855%	6/1/37	43	45
[4,6] Freddie Mac Non Gold Pool	2.125%	1/1/38	16	18
[4,6] Freddie Mac Non Gold Pool	2.250%	1/1/35	7	8
[4,6] Freddie Mac Non Gold Pool	2.253%	7/1/35	25	26
[4,6] Freddie Mac Non Gold Pool	2.271%	2/1/37	12	13

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4]	Freddie Mac Non Gold Pool	2.332%	5/1/42	24	25
[4,6] Freddie Mac Non Gold Pool		2.337%	3/1/37	8	9
[4,6] Freddie Mac Non Gold Pool		2.375%	5/1/38	5	5
[4,6] Freddie Mac Non Gold Pool		2.448%	12/1/36	21	23
[4,6] Freddie Mac Non Gold Pool		2.462%	12/1/35	33	35
[4,6] Freddie Mac Non Gold Pool		2.492%	10/1/37	25	26
[4,6] Freddie Mac Non Gold Pool		2.500%	5/1/36	20	21
[4,6] Freddie Mac Non Gold Pool		2.505%	5/1/40	22	24
[4,6] Freddie Mac Non Gold Pool		2.574%	5/1/40	21	23
[4,6] Freddie Mac Non Gold Pool		2.587%	12/1/34	35	37
[4]	Freddie Mac Non Gold Pool	2.588%	2/1/42	82	86
[4,6] Freddie Mac Non Gold Pool		2.607%	12/1/36	61	65
[4,6] Freddie Mac Non Gold Pool		2.621%	11/1/34	49	51
[4,6] Freddie Mac Non Gold Pool		2.630%	6/1/40	39	40
[4,6] Freddie Mac Non Gold Pool		2.631%	6/1/40	44	46
[4]	Freddie Mac Non Gold Pool	2.636%	12/1/40	34	36
[4]	Freddie Mac Non Gold Pool	2.727%	12/1/40	80	83
[4]	Freddie Mac Non Gold Pool	2.755%	11/1/40	36	37
[4]	Freddie Mac Non Gold Pool	2.756%	2/1/42	70	73
[4,6] Freddie Mac Non Gold Pool		2.758%	10/1/36	27	29
[4,6] Freddie Mac Non Gold Pool		2.762%	11/1/40	65	67
[4]	Freddie Mac Non Gold Pool	2.775%	1/1/41	77	80
[4]	Freddie Mac Non Gold Pool	2.847%	2/1/41	77	82
[4]	Freddie Mac Non Gold Pool	2.894%	2/1/41	22	24
[4]	Freddie Mac Non Gold Pool	3.097%	1/1/41	18	19
[4]	Freddie Mac Non Gold Pool	3.104%	6/1/41	42	45
[4]	Freddie Mac Non Gold Pool	3.181%	3/1/41	27	28
[4]	Freddie Mac Non Gold Pool	3.576%	6/1/40	107	113
[4]	Freddie Mac Non Gold Pool	3.659%	9/1/40	99	105
[4]	Freddie Mac Non Gold Pool	5.237%	3/1/38	65	69
[4]	Freddie Mac Non Gold Pool	5.502%	2/1/36	18	18
[4]	Freddie Mac Non Gold Pool	5.800%	9/1/37	24	25
[4]	Freddie Mac Non Gold Pool	5.862%	5/1/37	48	49
[4]	Freddie Mac Non Gold Pool	6.140%	12/1/36	32	33
[4,6] Ginnie Mae II Pool		1.625%	10/20/39	10	10
[4,6] Ginnie Mae II Pool		1.750%	4/20/41	30	31
[4,6] Ginnie Mae II Pool		2.000%	12/20/39–
			6/20/43	524	539
[4,6] Ginnie Mae II Pool		2.250%	5/20/41	42	44
[4]	Ginnie Mae II Pool	2.500%	1/20/41–
			1/20/42	248	252
[4,6] Ginnie Mae II Pool		3.000%	7/20/38–
			11/20/41	380	394
[4]	Ginnie Mae II Pool	3.500%	1/20/41–
			10/20/41	302	311
[4]	Ginnie Mae II Pool	4.000%	4/20/41–
			10/20/41	125	130
					9,743
Total U.S. Government and Agency Obligations
(Cost $1,749,765) 1,774,501
Asset-Backed/Commercial Mortgage-Backed Securities (3.0%)
[4]	AEP Texas Central Transition
	Funding II LLC 2006-A	5.170%	1/1/18	87	91
[4]	Ally Auto Receivables Trust 2013-2	0.790%	1/15/18	26	26
[4]	Ally Auto Receivables Trust 2013-2	1.240%	11/15/18	25	25
[4]	Ally Auto Receivables Trust 2014-1	0.970%	10/15/18	75	75
[4]	Ally Auto Receivables Trust 2014-1	1.530%	4/15/19	25	25
[4]	Ally Auto Receivables Trust 2014-3	1.280%	6/17/19	100	100
[4]	Ally Auto Receivables Trust 2014-3	1.720%	3/16/20	55	55
[4]	Ally Auto Receivables Trust 2014-SN1	0.750%	2/21/17	67	67
[4]	Ally Auto Receivables Trust 2014-SN1	0.950%	6/20/18	50	50
[4]	Ally Auto Receivables Trust 2014-SN2	1.030%	9/20/17	75	75
[4]	Ally Auto Receivables Trust 2014-SN2	1.210%	2/20/19	75	75
[4]	Ally Auto Receivables Trust 2015-1	1.390%	9/16/19	25	25
[4]	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	50	50
[4]	Ally Auto Receivables Trust 2015-2	1.490%	11/15/19	100	99
[4]	Ally Auto Receivables Trust 2015-2	1.840%	6/15/20	50	50
[4]	Ally Master Owner Trust Series 2014-4	1.430%	6/17/19	100	100
[4]	Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	150	148

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4]	American Express Credit Account
	Secured Note Trust 2014-3	1.490%	4/15/20	175	175
[4]	American Express Credit Account
	Secured Note Trust 2014-4	1.430%	6/15/20	100	100
[4]	AmeriCredit Automobile Receivables
	Trust 2013-2	0.650%	12/8/17	2	2
[4]	AmeriCredit Automobile Receivables
	Trust 2013-3	0.920%	4/9/18	21	21
[4]	AmeriCredit Automobile Receivables
	Trust 2013-4	0.960%	4/9/18	8	8
[4]	AmeriCredit Automobile Receivables
	Trust 2014-1	0.900%	2/8/19	21	21
[4]	AmeriCredit Automobile Receivables
	Trust 2014-1	1.680%	7/8/19	25	25
[4]	AmeriCredit Automobile Receivables
	Trust 2014-3	1.150%	6/10/19	50	50
[4]	AmeriCredit Automobile Receivables
	Trust 2015-2	1.270%	1/8/20	75	74
[4]	Banc of America Commercial Mortgage
	Trust 2006-1	5.421%	9/10/45	2	2
[4]	Banc of America Commercial Mortgage
	Trust 2006-2	5.869%	5/10/45	85	85
[4]	Banc of America Commercial Mortgage
	Trust 2006-5	5.448%	9/10/47	50	51
[4]	Banc of America Commercial Mortgage
	Trust 2008-1	6.215%	2/10/51	395	419
[4]	Banc of America Commercial Mortgage
	Trust 2015-UBS7	3.429%	9/15/48	50	51
[4]	Banc of America Commercial Mortgage
	Trust 2015-UBS7	3.705%	9/15/48	75	77
	Bank of Nova Scotia	2.125%	9/11/19	250	250
	Bank of Nova Scotia	1.850%	4/14/20	450	442
[4]	Barclays Dryrock Issuance Trust 2015-2 1.560%		3/15/21	100	99
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR13	5.582%	9/11/41	95	97
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR16	5.722%	6/11/40	150	157
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.694%	6/11/50	220	229
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.882%	6/11/50	235	248
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR18	5.700%	6/11/50	575	600
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP26	5.471%	1/12/45	66	68
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP26	5.513%	1/12/45	190	196
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP28	5.742%	9/11/42	806	845
[4]	BMW Vehicle Owner Trust 2014-A	0.970%	11/26/18	100	100
[4]	BMW Vehicle Owner Trust 2014-A	1.500%	2/25/21	75	75
[4]	BMW Vehicle Owner Trust 2015-1	1.240%	12/20/17	125	125
[4]	BMW Vehicle Owner Trust 2015-2	1.400%	2/20/19	100	99
[4]	BMW Vehicle Owner Trust 2015-2	1.550%	2/20/19	50	50
[4]	Capital Auto Receivables Asset Trust
	2013-1	0.790%	6/20/17	6	6
[4]	Capital Auto Receivables Asset Trust
	2013-3	1.310%	12/20/17	36	36
[4]	Capital Auto Receivables Asset Trust
	2013-3	1.680%	4/20/18	30	30
[4]	Capital Auto Receivables Asset Trust
	2014-2	0.910%	4/20/17	27	27
[4]	Capital Auto Receivables Asset Trust
	2014-2	1.260%	5/21/18	25	25
[4]	Capital Auto Receivables Asset Trust
	2014-2	1.620%	10/22/18	25	25
[4]	Capital Auto Receivables Asset Trust
	2014-3	1.480%	11/20/18	50	50
[4]	Capital Auto Receivables Asset Trust
	2014-3	1.830%	4/22/19	25	25

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4]	Capital Auto Receivables Asset Trust
	2015-1	1.610%	6/20/19	200	199
[4]	Capital Auto Receivables Asset Trust
	2015-1	1.860%	10/21/19	50	50
[4]	Capital Auto Receivables Asset Trust
	2015-2	1.730%	9/20/19	125	124
[4]	Capital Auto Receivables Asset Trust
	2015-3	1.720%	1/22/19	100	100
[4]	Capital Auto Receivables Asset Trust
	2015-3	1.940%	1/21/20	100	100
[4]	Capital Auto Receivables Asset Trust
	2015-3	1.970%	1/21/20	75	75
[4]	Capital Auto Receivables Asset Trust
	2015-3	2.130%	5/20/20	75	75
[4]	Capital Auto Receivables Asset Trust
	2015-4	1.830%	3/20/20	75	74
[4]	Capital Auto Receivables Asset Trust
	2015-4	2.010%	7/20/20	75	74
[4]	Capital One Multi-asset Execution
	Trust 2007-A7	5.750%	7/15/20	225	241
[4]	Capital One Multi-Asset Execution
	Trust 2014-A2	1.260%	1/15/20	50	50
[4]	Capital One Multi-Asset Execution
	Trust 2014-A5	1.480%	7/15/20	150	150
[4]	Capital One Multi-Asset Execution
	Trust 2015-A2	2.080%	3/15/23	250	248
[4]	Capital One Multi-asset Execution
	Trust 2015-A5	1.600%	5/17/21	100	100
[4]	Capital One Multi-asset Execution
	Trust 2015-A8	2.050%	8/15/23	150	148
[4]	CarMax Auto Owner Trust 2012-3	0.790%	4/16/18	55	55
[4]	CarMax Auto Owner Trust 2013-2	0.640%	1/16/18	32	32
[4]	Carmax Auto Owner Trust 2013-2	0.840%	11/15/18	33	33
[4]	Carmax Auto Owner Trust 2013-3	0.970%	4/16/18	44	44
[4]	Carmax Auto Owner Trust 2013-3	1.490%	1/15/19	40	40
[4]	Carmax Auto Owner Trust 2013-4	0.800%	7/16/18	17	17
[4]	Carmax Auto Owner Trust 2013-4	1.280%	5/15/19	25	25
[4]	Carmax Auto Owner Trust 2014-1	0.790%	10/15/18	30	30
[4]	Carmax Auto Owner Trust 2014-1	1.320%	7/15/19	25	25
[4]	Carmax Auto Owner Trust 2014-2	0.980%	1/15/19	75	75
[4]	Carmax Auto Owner Trust 2014-3	1.160%	6/17/19	75	75
[4]	Carmax Auto Owner Trust 2014-3	1.730%	2/18/20	25	25
[4]	Carmax Auto Owner Trust 2014-4	1.250%	11/15/19	125	124
[4]	Carmax Auto Owner Trust 2015-2	1.370%	3/16/20	50	50
[4]	Carmax Auto Owner Trust 2015-2	1.800%	3/15/21	50	49
[4]	Carmax Auto Owner Trust 2015-3	1.630%	5/15/20	100	99
[4]	Carmax Auto Owner Trust 2015-3	1.980%	2/16/21	50	50
[4]	Carmax Auto Owner Trust 2015-4	1.560%	11/16/20	100	99
[4]	Carmax Auto Owner Trust 2015-4	1.830%	6/15/21	50	49
[4]	CD 2007-CD5 Mortgage Trust	5.886%	11/15/44	370	389
[4]	CenterPoint Energy Transition Bond
	Co. II LLC 2005-A	5.170%	8/1/19	25	25
[4]	CenterPoint Energy Transition Bond
	Co. II LLC 2005-A	5.302%	8/1/20	26	28
[4]	CenterPoint Energy Transition Bond
	Co. IV LLC 2012-1	3.028%	10/15/25	350	355
[4]	Chase Issuance Trust 2012-A4	1.580%	8/16/21	150	148
[4]	Chase Issuance Trust 2012-A7	2.160%	9/16/24	313	303
[4]	Chase Issuance Trust 2013-A1	1.300%	2/18/20	275	273
[4]	Chase Issuance Trust 2013-A8	1.010%	10/15/18	225	224
[4]	Chase Issuance Trust 2014-A1	1.150%	1/15/19	125	125
[4]	Chase Issuance Trust 2014-A2	2.770%	3/15/23	225	229
[4]	Chase Issuance Trust 2014-A6	1.260%	7/15/19	300	299
[4]	Chase Issuance Trust 2014-A7	1.380%	11/15/19	225	224
[4]	Chase Issuance Trust 2015-A2	1.590%	2/18/20	597	597
[4]	Chase Issuance Trust 2015-A4	1.840%	4/15/22	150	148
[4]	Chase Issuance Trust 2015-A5	1.360%	4/15/20	325	323
[4]	Citibank Credit Card Issuance Trust
	2007-A8	5.650%	9/20/19	250	267
[4]	Citibank Credit Card Issuance Trust
	2008-A1	5.350%	2/7/20	245	263

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4]	Citibank Credit Card Issuance Trust
	2013-A10	0.730%	2/7/18	100	100
[4]	Citibank Credit Card Issuance Trust
	2014-A1	2.880%	1/23/23	100	102
[4]	Citibank Credit Card Issuance Trust
	2014-A4	1.230%	4/24/19	425	424
[4]	Citibank Credit Card Issuance Trust
	2014-A5	2.680%	6/7/23	200	203
[4]	Citibank Credit Card Issuance Trust
	2014-A6	2.150%	7/15/21	500	502
[4]	Citibank Credit Card Issuance Trust
	2014-A8	1.730%	4/9/20	325	326
[4]	Citigroup Commercial Mortgage Trust
	2006-C5	5.431%	10/15/49	109	111
[4]	Citigroup Commercial Mortgage Trust
	2006-C5	5.462%	10/15/49	100	102
[4]	Citigroup Commercial Mortgage Trust
	2007-C6	5.710%	12/10/49	600	623
[4]	Citigroup Commercial Mortgage Trust
	2008-C7	6.137%	12/10/49	459	481
[4]	Citigroup Commercial Mortgage Trust
	2012-GC8	3.024%	9/10/45	75	75
[4]	Citigroup Commercial Mortgage Trust
	2013-GC11	3.093%	4/10/46	100	100
[4]	Citigroup Commercial Mortgage Trust
	2013-GC15	3.161%	9/10/46	75	77
[4]	Citigroup Commercial Mortgage Trust
	2013-GC15	4.371%	9/10/46	50	54
[4]	Citigroup Commercial Mortgage Trust
	2013-GC15	4.649%	9/10/46	75	82
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	2.790%	3/10/47	37	38
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	3.552%	3/10/47	25	26
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	4.023%	3/10/47	25	26
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	4.345%	3/10/47	25	27
[4]	Citigroup Commercial Mortgage Trust
	2014-GC21	3.855%	5/10/47	50	52
[4]	Citigroup Commercial Mortgage Trust
	2014-GC21	4.328%	5/10/47	50	51
[4]	Citigroup Commercial Mortgage Trust
	2014-GC23	3.622%	7/10/47	100	102
[4]	Citigroup Commercial Mortgage Trust
	2014-GC25	3.635%	10/10/47	175	178
[4]	Citigroup Commercial Mortgage Trust
	2015-GC27	3.137%	2/10/48	225	220
[4]	Citigroup Commercial Mortgage Trust
	2015-GC27	3.571%	2/10/48	100	98
[4]	Citigroup Commercial Mortgage Trust
	2015-GC29	2.674%	4/10/48	50	50
[4]	Citigroup Commercial Mortgage Trust
	2015-GC29	3.192%	4/10/48	175	172
[4]	Citigroup Commercial Mortgage Trust
	2015-GC29	3.758%	4/10/48	84	81
[4]	Citigroup Commercial Mortgage Trust
	2015-GC31	3.762%	6/10/48	100	102
[4]	Citigroup Commercial Mortgage Trust
	2015-GC33	3.778%	9/10/58	100	102
[4]	COBALT CMBS Commercial Mortgage
	Trust 2007-C3	5.766%	5/15/46	256	267
[4]	COMM 15-CR22 Mortgage Trust	2.856%	3/10/48	50	51
[4]	COMM 15-CR22 Mortgage Trust	3.309%	3/10/48	150	149
[4]	COMM 15-CR22 Mortgage Trust	3.603%	3/10/48	50	50
[4]	COMM 15-CR23 Mortgage Trust	3.257%	5/10/48	75	77
[4]	COMM 15-CR23 Mortgage Trust	3.497%	5/10/48	100	101
[4]	COMM 15-CR23 Mortgage Trust	3.801%	5/10/48	50	50
[4]	COMM 2006-C7 Mortgage Trust	5.768%	6/10/46	333	335
[4]	COMM 2007-C9 Mortgage Trust	5.796%	12/10/49	577	601
[4]	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	58	59

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4]	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	65	68
[4,7] COMM 2012-CCRE3 Mortgage Trust		3.416%	10/15/45	78	79
[4]	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	125	124
[4]	COMM 2013-CCRE11 Mortgage Trust	3.047%	10/10/46	30	31
[4]	COMM 2013-CCRE11 Mortgage Trust	3.660%	10/10/46	30	31
[4]	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	40	43
[4]	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	50	54
[4]	COMM 2013-CCRE11 Mortgage Trust	4.715%	10/10/46	30	33
[4]	COMM 2013-CCRE12 Mortgage Trust	1.295%	10/10/46	17	17
[4]	COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	50	51
[4]	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	50	52
[4]	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	50	52
[4]	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	50	53
[4]	COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	25	27
[4]	COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	25	27
[4]	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	65	65
[4]	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	50	50
[4]	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	71	73
[4]	COMM 2013-CCRE9 Mortgage Trust	4.233%	7/10/45	90	97
[4]	COMM 2013-CCRE9 Mortgage Trust	4.210%	8/10/46	20	21
[4]	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	40	41
[4]	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	40	43
[4]	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	104	103
[4]	COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	58	58
[4]	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	87	88
[4]	COMM 2014-CCRE15 Mortgage Trust	3.595%	2/10/47	30	31
[4]	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	56	59
[4]	COMM 2014-CCRE15 Mortgage Trust	4.715%	2/10/47	28	30
[4]	COMM 2014-CCRE16 Mortgage Trust	3.653%	4/10/47	50	52
[4]	COMM 2014-CCRE16 Mortgage Trust	4.278%	4/10/47	75	79
[4]	COMM 2014-CCRE19 Mortgage Trust	3.796%	8/10/47	175	181
[4]	COMM 2014-CCRE19 Mortgage Trust	4.080%	8/10/47	50	52
[4]	COMM 2014-CCRE21 Mortgage Trust	3.095%	12/10/47	86	88
[4]	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	175	177
[4]	COMM 2014-CR17 Mortgage Trust	3.012%	5/10/47	50	51
[4]	COMM 2014-CR17 Mortgage Trust	3.598%	5/10/47	25	25
[4]	COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	50	52
[4]	COMM 2014-CR17 Mortgage Trust	4.377%	5/10/47	25	26
[4]	COMM 2014-CR18 Mortgage Trust	3.452%	7/15/47	50	52
[4]	COMM 2014-CR20 Mortgage Trust	3.590%	11/10/47	50	51
[4]	COMM 2014-LC15 Mortgage Trust	2.840%	4/10/47	50	51
[4]	COMM 2014-LC15 Mortgage Trust	4.006%	4/10/47	75	79
[4]	COMM 2014-LC17 Mortgage Trust	3.164%	10/10/47	100	103
[4]	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	50	52
[4]	COMM 2014-LC19 Mortgage Trust	3.040%	2/10/48	25	25
[4]	COMM 2014-LC19 Mortgage Trust	3.183%	2/10/48	125	123
[4]	COMM 2014-LC19 Mortgage Trust	3.527%	2/10/48	50	50
[4]	COMM 2014-UBS2 Mortgage Trust	2.820%	3/10/47	24	24
[4]	COMM 2014-UBS2 Mortgage Trust	3.472%	3/10/47	22	23
[4]	COMM 2014-UBS2 Mortgage Trust	3.961%	3/10/47	54	56
[4]	COMM 2014-UBS2 Mortgage Trust	4.199%	3/10/47	15	16
[4]	COMM 2014-UBS2 Mortgage Trust	4.701%	3/10/47	10	11
[4]	COMM 2014-UBS3 Mortgage Trust	2.844%	6/10/47	50	51
[4]	COMM 2014-UBS3 Mortgage Trust	3.819%	6/10/47	100	103
[4]	COMM 2014-UBS4 Mortgage Trust	3.694%	8/10/47	125	127
[4]	COMM 2014-UBS4 Mortgage Trust	3.968%	8/10/47	44	45
[4]	COMM 2014-UBS5 Mortgage Trust	3.838%	9/10/47	125	129
[4]	COMM 2014-UBS6 Mortgage Trust	2.935%	12/10/47	125	128
[4]	COMM 2014-UBS6 Mortgage Trust	3.387%	12/10/47	125	128
[4]	COMM 2014-UBS6 Mortgage Trust	3.644%	12/10/47	225	228
[4]	COMM 2014-UBS6 Mortgage Trust	4.048%	12/10/47	50	51
[4]	COMM 2015-CR25 Mortgage Trust	3.759%	8/10/48	125	128
[4]	COMM 2015-CR26 Mortgage Trust	3.630%	10/10/48	225	227
[4]	COMM 2015-CR27 Mortgage Trust	3.404%	10/10/48	125	127
[4]	COMM 2015-CR27 Mortgage Trust	3.612%	10/10/48	125	126
[4]	Commercial Mortgage Trust 2006-GG7	5.826%	7/10/38	179	180
[4]	Credit Suisse Commercial Mortgage
	Trust Series 2006-C1	5.461%	2/15/39	72	72
[4]	Credit Suisse Commercial Mortgage
	Trust Series 2006-C4	5.509%	9/15/39	50	51

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
[4] Credit Suisse Commercial Mortgage
Trust Series 2006-C5	5.311%	12/15/39	141	144
[4] Credit Suisse Commercial Mortgage
Trust Series 2007-C1	5.383%	2/15/40	136	139
[4] Credit Suisse Commercial Mortgage
Trust Series 2007-C3	5.699%	6/15/39	147	151
[4] CSAIL Commercial Mortgage Trust
2015-C1	3.505%	4/15/50	100	101
[4] CSAIL Commercial Mortgage Trust
2015-C1	3.791%	4/15/50	75	75
[4] CSAIL Commercial Mortgage Trust
2015-C1	4.044%	4/15/50	50	50
[4] CSAIL Commercial Mortgage Trust
2015-C2	1.454%	6/15/57	89	88
[4] CSAIL Commercial Mortgage Trust
2015-C2	3.504%	6/15/57	150	151
[4] CSAIL Commercial Mortgage Trust
2015-C2	3.849%	6/15/57	75	76
[4] CSAIL Commercial Mortgage Trust
2015-C3	3.448%	8/15/48	85	86
[4] CSAIL Commercial Mortgage Trust
2015-C3	3.718%	8/15/48	100	102
[4] CSAIL Commercial Mortgage Trust
2015-C3	4.112%	8/15/48	50	49
[4] CSAIL Commercial Mortgage Trust
2015-C4	3.617%	11/15/48	50	51
[4] CSAIL Commercial Mortgage Trust
2015-C4	3.808%	11/15/48	75	77
[4] Discover Card Execution Note Trust
2007-A1	5.650%	3/16/20	275	294
[4] Discover Card Execution Note Trust
2014-A3	1.220%	10/15/19	200	199
[4] Discover Card Execution Note Trust
2014-A5	1.390%	4/15/20	300	299
[4] Discover Card Execution Note Trust
2015-A2	1.900%	10/17/22	275	271
[4] Discover Card Execution Note Trust
2015-A3	1.450%	3/15/21	225	223
[4] Discover Card Execution Note Trust
2015-A4	2.190%	4/17/23	225	223
[3,4] Fannie Mae-Aces 2011-M2	3.764%	4/25/21	150	161
[3,4] Fannie Mae-Aces 2011-M4	3.726%	6/25/21	275	294
[3,4] Fannie Mae-Aces 2013-M12	2.393%	3/25/23	285	282
[3,4] Fannie Mae-Aces 2013-M14	2.505%	4/25/23	328	330
[3,4] Fannie Mae-Aces 2013-M14	3.329%	10/25/23	350	363
[3,4] Fannie Mae-Aces 2013-M4	2.608%	3/25/22	25	25
[3,4] Fannie Mae-Aces 2013-M7	2.280%	12/27/22	100	99
[3,4] Fannie Mae-Aces 2014-M1	2.323%	11/25/18	440	447
[3,4] Fannie Mae-Aces 2014-M1	3.311%	7/25/23	450	473
[3,4] Fannie Mae-Aces 2014-M10	2.171%	9/25/19	200	202
[3,4] Fannie Mae-Aces 2014-M12	2.614%	10/25/21	350	355
[3,4] Fannie Mae-Aces 2014-M13	1.637%	11/25/17	45	45
[3,4] Fannie Mae-Aces 2014-M13	2.566%	8/25/24	48	49
[3,4] Fannie Mae-Aces 2014-M13	3.021%	8/25/24	125	127
[3,4] Fannie Mae-Aces 2014-M15	2.509%	7/25/22	150	151
[3,4] Fannie Mae-Aces 2014-M2	1.916%	6/25/21	110	110
[3,4] Fannie Mae-Aces 2014-M2	3.513%	12/25/23	346	364
[3,4] Fannie Mae-Aces 2014-M3	2.613%	1/25/24	136	139
[3,4] Fannie Mae-Aces 2014-M3	3.475%	1/25/24	175	183
[3,4] Fannie Mae-Aces 2014-M4	3.346%	3/25/24	175	182
[3,4] Fannie Mae-Aces 2014-M6	2.679%	5/25/21	325	330
[3,4] Fannie Mae-Aces 2014-M7	3.249%	6/25/24	345	364
[3,4] Fannie Mae-Aces 2014-M8	2.346%	6/25/24	45	46
[3,4] Fannie Mae-Aces 2014-M8	3.056%	6/25/24	175	181
[3,4] Fannie Mae-Aces 2014-M9	1.462%	4/25/17	215	216
[3,4] Fannie Mae-Aces 2014-M9	3.103%	7/25/24	200	208
[3,4] Fannie Mae-Aces 2015-M1	1.626%	2/25/18	75	75
[3,4] Fannie Mae-Aces 2015-M1	2.532%	9/25/24	300	298
[3,4] Fannie Mae-Aces 2015-M10	3.092%	4/25/27	100	103
[3,4] Fannie Mae-Aces 2015-M12	2.792%	5/25/25	225	222
[3,4] Fannie Mae-Aces 2015-M15	2.923%	10/25/25	275	274

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
[3,4] Fannie Mae-Aces 2015-M2	2.620%	12/25/24	219	219
[3,4] Fannie Mae-Aces 2015-M3	2.723%	10/25/24	100	101
[3,4] Fannie Mae-Aces 2015-M7	1.550%	4/25/18	50	50
[3,4] Fannie Mae-Aces 2015-M7	2.590%	12/25/24	200	200
[3,4] Fannie Mae-Aces 2015-M8	2.344%	1/25/25	121	122
[3,4] Fannie Mae-Aces 2015-M8	2.900%	1/25/25	100	101
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K005	3.484%	4/25/19	210	215
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K006	3.398%	7/25/19	157	162
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K007	3.342%	12/25/19	119	122
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K009	2.757%	5/25/20	200	204
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K010	2.412%	8/25/18	75	76
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K010	3.320%	7/25/20	198	203
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K011	4.084%	11/25/20	250	271
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K014	3.871%	4/25/21	133	143
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K017	2.873%	12/25/21	350	359
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K019	2.272%	3/25/22	150	149
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K020	2.373%	5/25/22	350	348
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K021	2.396%	6/25/22	225	224
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K026	2.510%	11/25/22	325	323
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K027	2.637%	1/25/23	325	327
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K028	3.111%	2/25/23	475	488
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K029	3.320%	2/25/23	325	338
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K030	2.779%	9/25/22	291	300
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K030	3.250%	4/25/23	325	339
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K031	3.300%	4/25/23	340	353
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K032	3.016%	2/25/23	304	315
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K032	3.310%	5/25/23	340	355
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K033	2.871%	2/25/23	306	316
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K033	3.060%	7/25/23	325	334
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K034	3.531%	7/25/23	288	305
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K035	3.458%	8/25/23	400	421
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K036	3.527%	10/25/23	325	344
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K038	2.604%	10/25/23	115	118
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K038	3.389%	3/25/24	400	420
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K039	2.683%	12/25/23	70	71
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K039	3.303%	7/25/24	225	235
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K040	2.768%	4/25/24	96	98
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K040	3.241%	9/25/24	275	281

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K041	3.171%	10/25/24	275	284
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K042	2.267%	6/25/24	48	48
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K042	2.670%	12/25/24	225	224
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K043	2.532%	10/25/23	49	49
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K043	2.493%	11/25/24	123	124
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K043	3.062%	12/25/24	150	153
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K043	3.023%	1/25/25	175	177
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K046	3.205%	3/25/25	175	181
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K047	2.827%	12/25/24	99	101
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K047	3.329%	5/25/25	175	182
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K048	3.284%	6/25/25	225	230
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K049	3.010%	7/25/25	125	125
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K050	3.334%	8/25/25	200	206
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K503	1.384%	1/25/19	161	159
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K503	2.456%	8/25/19	325	331
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K702	3.154%	2/25/18	544	560
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K706	2.323%	10/25/18	100	101
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K707	2.220%	12/25/18	150	152
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K708	1.670%	10/25/18	26	26
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K710	1.883%	5/25/19	25	25
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K711	1.321%	12/25/18	206	206
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K711	1.730%	7/25/19	425	423
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K713	2.313%	3/25/20	525	530
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K714	3.034%	10/25/20	400	413
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K716	2.413%	1/25/21	67	68
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K716	3.130%	6/25/21	370	384
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K717	2.991%	9/25/21	225	232
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K718	2.375%	9/25/21	220	223
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K718	2.791%	1/25/22	225	230
[3,4] FHLMC Multifamily Structures Pass
Through Certificates K715	2.856%	1/25/21	125	129
[3,4] FHLMC Multifamily Structures Pass
Through Certificates K715	2.716%	6/25/22	150	151
[4] Fifth Third Auto 2014-1	0.680%	4/16/18	48	48
[4] Fifth Third Auto 2014-1	1.420%	3/16/20	100	99
[4] Fifth Third Auto 2014-1	1.140%	10/15/20	50	50
[4] Fifth Third Auto 2014-2	0.890%	11/15/18	50	50
[4] Ford Credit Auto Lease Trust 2014-A	0.680%	4/15/17	28	28
[4] Ford Credit Auto Lease Trust 2014-A	1.160%	8/15/17	40	40
[4] Ford Credit Auto Lease Trust 2014-B	0.890%	9/15/17	50	50
[4] Ford Credit Auto Lease Trust 2015-A	1.130%	6/15/18	100	99
[4] Ford Credit Auto Lease Trust 2015-A	1.310%	8/15/18	50	50

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4]	Ford Credit Auto Lease Trust 2015-B	1.380%	12/15/18	75	74
[4]	Ford Credit Auto Lease Trust 2015-B	1.540%	2/15/19	75	74
[4]	Ford Credit Auto Owner Trust 2012-A	1.150%	6/15/17	18	18
[4]	Ford Credit Auto Owner Trust 2013-A	0.550%	7/15/17	12	12
[4]	Ford Credit Auto Owner Trust 2013-B	0.570%	10/15/17	15	15
[4]	Ford Credit Auto Owner Trust 2013-B	0.760%	8/15/18	30	30
[4]	Ford Credit Auto Owner Trust 2013-C	0.820%	12/15/17	27	27
[4]	Ford Credit Auto Owner Trust 2013-C	1.250%	10/15/18	26	26
[4]	Ford Credit Auto Owner Trust 2014-B	0.900%	10/15/18	100	100
[4]	Ford Credit Auto Owner Trust 2015-A	1.280%	9/15/19	50	50
[4]	Ford Credit Auto Owner Trust 2015-A	1.640%	6/15/20	25	25
[4]	Ford Credit Auto Owner Trust 2015-B	1.160%	11/15/19	75	75
[4]	Ford Credit Auto Owner Trust 2015-B	1.580%	8/15/20	50	50
[4]	Ford Credit Auto Owner Trust 2015-C	1.410%	2/15/20	50	50
[4]	Ford Credit Auto Owner Trust 2015-C	1.740%	2/15/21	50	50
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2013-5	1.500%	9/15/18	100	100
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2014-1	1.200%	2/15/19	100	100
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2014-4	1.400%	8/15/19	225	224
[4]	GE Capital Credit Card Master Note
	Trust Series 2012-7	1.760%	9/15/22	148	145
[4]	GE Commercial Mortgage Corp. Series
	2006-C1 Trust	5.459%	3/10/44	175	175
[4]	GE Commercial Mortgage Corp. Series
	2007-C1 Trust	5.543%	12/10/49	275	282
[4]	GM Financial Leasing Trust 2015-2	1.680%	12/20/18	100	99
[4]	GM Financial Leasing Trust 2015-2	1.850%	7/22/19	50	50
[4]	GM Financial Leasing Trust 2015-3	1.690%	3/20/19	50	50
[4]	GM Financial Leasing Trust 2015-3	1.810%	11/20/19	50	50
[4]	GS Mortgage Securities Trust
	2006-GG6	5.622%	4/10/38	2	2
[4]	GS Mortgage Securities Trust
	2011-GC5	3.707%	8/10/44	80	84
[4]	GS Mortgage Securities Trust
	2012-GC6	3.482%	1/10/45	300	311
[4]	GS Mortgage Securities Trust
	2012-GCJ7	3.377%	5/10/45	175	179
[4]	GS Mortgage Securities Trust
	2012-GCJ9	2.773%	11/10/45	125	123
[4]	GS Mortgage Securities Trust
	2013-GC10	2.943%	2/10/46	92	91
[4]	GS Mortgage Securities Trust
	2013-GC10	3.279%	2/10/46	35	35
[4]	GS Mortgage Securities Trust
	2013-GC13	4.036%	7/10/46	20	21
[4]	GS Mortgage Securities Trust
	2013-GCJ12	3.135%	6/10/46	90	90
[4]	GS Mortgage Securities Trust
	2013-GCJ12	3.375%	6/10/46	39	39
[4]	GS Mortgage Securities Trust
	2013-GCJ14	2.995%	8/10/46	45	46
[4]	GS Mortgage Securities Trust
	2013-GCJ14	3.817%	8/10/46	30	32
[4]	GS Mortgage Securities Trust
	2013-GCJ14	4.243%	8/10/46	150	161
[4]	GS Mortgage Securities Trust
	2014-GC18	3.467%	6/10/47	50	51
[4]	GS Mortgage Securities Trust
	2014-GC18	3.862%	6/10/47	50	52
[4]	GS Mortgage Securities Trust
	2014-GC24	3.931%	9/10/47	125	130
[4]	GS Mortgage Securities Trust
	2014-GC24	4.508%	9/10/47	25	26
[4]	GS Mortgage Securities Trust
	2014-GC26	2.902%	11/10/47	50	51
[4]	GS Mortgage Securities Trust
	2014-GC26	3.365%	11/10/47	75	76
[4]	GS Mortgage Securities Trust
	2014-GC26	3.629%	11/10/47	225	231

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4]	GS Mortgage Securities Trust
	2014-GC26	3.964%	11/10/47	50	52
[4]	GS Mortgage Securities Trust
	2014-GC26	4.215%	11/10/47	50	51
[4]	GS Mortgage Securities Trust
	2015-GC28	3.396%	2/10/48	150	149
[4]	GS Mortgage Securities Trust
	2015-GC30	2.726%	5/10/50	100	101
[4]	GS Mortgage Securities Trust
	2015-GC30	3.382%	5/10/50	150	149
[4]	GS Mortgage Securities Trust
	2015-GC32	3.513%	7/10/48	125	127
[4]	GS Mortgage Securities Trust
	2015-GC32	3.764%	7/10/48	50	51
[4]	GS Mortgage Securities Trust
	2015-GC34	3.278%	10/10/48	125	125
[4]	GS Mortgage Securities Trust
	2015-GC34	3.506%	10/10/48	100	100
[4]	Honda Auto Receivables 2013-1
	Owner Trust	0.480%	11/21/16	6	6
[4]	Honda Auto Receivables 2013-1
	Owner Trust	0.620%	3/21/19	109	109
[4]	Honda Auto Receivables 2013-2
	Owner Trust	0.530%	2/16/17	8	8
[4]	Honda Auto Receivables 2013-2
	Owner Trust	0.660%	6/17/19	38	38
[4]	Honda Auto Receivables 2013-4
	Owner Trust	0.690%	9/18/17	28	28
[4]	Honda Auto Receivables 2013-4
	Owner Trust	1.040%	2/18/20	50	50
[4]	Honda Auto Receivables 2014-1
	Owner Trust	0.670%	11/21/17	68	68
[4]	Honda Auto Receivables 2014-1
	Owner Trust	1.040%	2/21/20	36	36
[4]	Honda Auto Receivables 2014-2
	Owner Trust	0.770%	3/19/18	49	49
[4]	Honda Auto Receivables 2014-3
	Owner Trust	0.880%	6/15/18	100	100
[4]	Honda Auto Receivables 2014-3
	Owner Trust	1.310%	10/15/20	50	50
[4]	Honda Auto Receivables 2015-1
	Owner Trust	1.050%	10/15/18	100	100
[4]	Honda Auto Receivables 2015-1
	Owner Trust	1.320%	11/16/20	75	74
[4]	Honda Auto Receivables 2015-2
	Owner Trust	1.040%	2/21/19	75	74
[4]	Honda Auto Receivables 2015-2
	Owner Trust	1.470%	8/23/21	50	50
[4]	Honda Auto Receivables 2015-3
	Owner Trust	1.270%	4/18/19	100	100
[4]	Honda Auto Receivables 2015-3
	Owner Trust	1.560%	10/18/21	50	50
[4]	Honda Auto Receivables 2015-4
	Owner Trust	1.230%	9/23/19	125	124
[4]	Huntington Auto Trust 2015-1	1.240%	9/16/19	125	124
[4]	Hyundai Auto Receivables Trust
	2012-C	0.730%	6/15/18	65	64
[4]	Hyundai Auto Receivables Trust
	2013-A	0.560%	7/17/17	6	6
[4]	Hyundai Auto Receivables Trust
	2013-A	0.750%	9/17/18	115	115
[4]	Hyundai Auto Receivables Trust
	2013-B	0.710%	9/15/17	25	25
[4]	Hyundai Auto Receivables Trust
	2013-B	1.010%	2/15/19	50	50
[4]	Hyundai Auto Receivables Trust
	2013-C	1.550%	3/15/19	60	60
[4]	Hyundai Auto Receivables Trust
	2014-A	0.790%	7/16/18	44	44
[4]	Hyundai Auto Receivables Trust 2014-B 0.900%		12/17/18	97	97
[4]	Hyundai Auto Receivables Trust 2015-A 1.370%		7/15/20	50	49

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4]	Hyundai Auto Receivables Trust 2015-C 1.460%		2/18/20	50	50
[4]	Hyundai Auto Receivables Trust 2015-C 1.780%		11/15/21	50	50
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2005-LDP5 5.476%		12/15/44	10	10
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2006-CIBC14 5.488%		12/12/44	44	44
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2006-LDP7 5.909%		4/15/45	65	66
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2006-LDP8 5.440%		5/15/45	115	117
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2007-CIBC20 5.794%		2/12/51	464	485
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2007-CIBC20 5.881%		2/12/51	75	80
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2007-LDP11 5.774%		6/15/49	300	306
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C6	3.507%	5/15/45	225	233
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C8	2.829%	10/15/45	150	149
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-CIBX	3.483%	6/15/45	176	184
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C10	3.143%	12/15/47	52	52
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C10	3.372%	12/15/47	39	39
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	58	58
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2014-C20	2.872%	7/15/47	50	51
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	3.664%	7/15/45	39	40
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	4.025%	7/15/45	26	27
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	3.761%	8/15/46	40	42
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	4.133%	8/15/46	100	107
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	4.409%	8/15/46	30	32
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	1.233%	11/15/45	16	16
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	2.977%	11/15/45	90	92
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	3.659%	11/15/45	10	10
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.131%	11/15/45	65	69
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.420%	11/15/45	35	37
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.079%	2/15/47	127	135
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.439%	2/15/47	25	27
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.810%	2/15/47	30	32
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	3.046%	4/15/47	50	51
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	3.669%	4/15/47	50	52
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	3.997%	4/15/47	95	100
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	4.243%	4/15/47	50	53
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	4.110%	9/15/47	50	52
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C21	3.428%	8/15/47	30	31
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C21	3.775%	8/15/47	25	26

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C22	3.801%	9/15/47	175	181
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C23	3.934%	9/15/47	85	89
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C23	4.202%	9/15/47	50	53
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	2.940%	11/15/47	50	51
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	3.639%	11/15/47	50	51
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	3.914%	11/15/47	75	77
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C25	3.672%	11/15/47	200	206
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C25	4.065%	11/15/47	50	52
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.019%	1/15/48	125	128
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.494%	1/15/48	175	177
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.800%	1/15/48	50	51
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.951%	1/15/48	50	50
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C27	2.734%	2/15/48	100	101
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C27	3.017%	2/15/48	110	110
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C27	3.179%	2/15/48	59	58
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C28	2.773%	10/15/48	125	127
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C28	3.227%	10/15/48	125	123
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C28	3.532%	10/15/48	50	49
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C29	2.921%	5/15/48	100	102
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C29	3.304%	5/15/48	57	58
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C29	3.611%	5/15/48	100	101
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	3.559%	7/15/48	125	129
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	3.822%	7/15/48	100	103
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	4.226%	7/15/48	50	52
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C31	3.540%	8/15/48	53	54
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C31	3.801%	8/15/48	57	59
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C32	3.358%	11/15/48	125	127
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C32	3.598%	11/15/48	125	127
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C33	3.770%	12/15/48	82	84
[4]	JPMCC Commercial Mortgage
	Securities Trust 2015-JP1	3.914%	1/15/49	75	77
[4]	LB-UBS Commercial Mortgage Trust
	2006-C1	5.217%	2/15/31	69	69
[4]	LB-UBS Commercial Mortgage Trust
	2006-C6	5.372%	9/15/39	81	82
[4]	LB-UBS Commercial Mortgage Trust
	2006-C6	5.413%	9/15/39	60	61
[4]	LB-UBS Commercial Mortgage Trust
	2006-C7	5.378%	11/15/38	75	77
[4]	LB-UBS Commercial Mortgage Trust
	2007-C1	5.424%	2/15/40	616	633

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4]	LB-UBS Commercial Mortgage Trust
	2007-C2	5.430%	2/15/40	264	271
[4]	LB-UBS Commercial Mortgage Trust
	2007-C7	5.866%	9/15/45	516	549
[4]	LB-UBS Commercial Mortgage Trust
	2008-C1	6.087%	4/15/41	178	190
[4]	Mercedes-Benz Auto Lease Trust
	2015-A	1.210%	10/15/20	175	174
[4]	Mercedes-Benz Auto Lease Trust
	2015-B	1.340%	7/16/18	50	50
[4]	Mercedes-Benz Auto Lease Trust
	2015-B	1.530%	5/17/21	50	50
[4]	Mercedes-Benz Auto Receivables Trust
	2013-1	0.780%	8/15/17	8	8
[4]	Mercedes-Benz Auto Receivables Trust
	2013-1	1.130%	11/15/19	26	26
[4]	Mercedes-Benz Auto Receivables Trust
	2014-1	0.870%	10/15/18	50	50
[4]	Mercedes-Benz Auto Receivables Trust
	2015-1	1.340%	12/16/19	50	50
[4]	Mercedes-Benz Auto Receivables Trust
	2015-1	1.750%	12/15/21	25	25
[4]	Merrill Lynch Mortgage Trust 2006-C1	5.666%	5/12/39	50	50
[4]	Merrill Lynch Mortgage Trust 2006-C2	5.782%	8/12/43	125	127
[4]	Merrill Lynch Mortgage Trust 2007-C1	5.836%	6/12/50	750	774
[4]	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	355	371
[4]	ML-CFC Commercial Mortgage Trust
	2006-3	5.456%	7/12/46	85	87
[4]	ML-CFC Commercial Mortgage Trust
	2006-4	5.204%	12/12/49	50	51
[4]	ML-CFC Commercial Mortgage Trust
	2007-5	5.378%	8/12/48	410	419
[4]	ML-CFC Commercial Mortgage Trust
	2007-7	5.743%	6/12/50	137	142
[4]	ML-CFC Commercial Mortgage Trust
	2007-9	5.700%	9/12/49	122	127
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.176%	8/15/45	100	101
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.214%	8/15/46	40	43
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.414%	8/15/46	20	21
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	3.001%	10/15/46	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	4.259%	10/15/46	100	107
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	2.918%	2/15/46	68	67
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	3.214%	2/15/46	14	14
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C8	3.134%	12/15/48	100	100
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C8	3.376%	12/15/48	50	50
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.102%	5/15/46	50	50
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.456%	5/15/46	50	50
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	1.250%	2/15/47	72	72
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	2.916%	2/15/47	100	102
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	3.669%	2/15/47	100	104
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.064%	2/15/47	100	106
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.642%	2/15/47	100	108
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	3.477%	6/15/47	25	26

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	3.892%	6/15/47	100	104
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.324%	6/15/47	50	52
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C18	3.194%	10/15/47	100	103
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C18	4.444%	10/15/47	50	53
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.101%	12/15/47	125	128
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.326%	12/15/47	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.526%	12/15/47	75	76
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C20	3.069%	2/15/48	50	50
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C20	3.249%	2/15/48	200	197
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C22	3.040%	4/15/48	100	100
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C22	3.306%	4/15/48	75	74
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C22	3.883%	4/15/48	50	49
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	2.982%	7/15/50	75	76
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	3.398%	7/15/50	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	3.719%	7/15/50	125	128
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C25	3.383%	10/15/48	125	127
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C25	3.635%	10/15/48	75	76
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C26	3.323%	10/15/48	75	76
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C26	3.531%	10/15/48	75	75
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C27	3.557%	12/15/47	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C27	3.753%	12/15/47	75	76
[4]	Morgan Stanley Capital I Trust
	2005-TOP19	4.985%	6/12/47	6	6
[4]	Morgan Stanley Capital I Trust
	2006-HQ10	5.328%	11/12/41	115	117
[4]	Morgan Stanley Capital I Trust
	2006-HQ8	5.480%	3/12/44	85	85
[4]	Morgan Stanley Capital I Trust
	2006-HQ9	5.773%	7/12/44	125	127
[4]	Morgan Stanley Capital I Trust
	2006-HQ9	5.793%	7/12/44	115	117
[4]	Morgan Stanley Capital I Trust
	2006-IQ11	5.783%	10/15/42	100	101
[4]	Morgan Stanley Capital I Trust
	2006-IQ11	5.783%	10/15/42	20	20
[4]	Morgan Stanley Capital I Trust
	2006-IQ12	5.370%	12/15/43	50	51
[4]	Morgan Stanley Capital I Trust
	2006-TOP23	5.847%	8/12/41	50	51
[4]	Morgan Stanley Capital I Trust
	2007-IQ14	5.692%	4/15/49	420	432
[4]	Morgan Stanley Capital I Trust
	2007-IQ15	5.917%	6/11/49	230	239
[4]	Morgan Stanley Capital I Trust
	2007-IQ16	5.809%	12/12/49	553	578
[4]	Morgan Stanley Capital I Trust
	2007-IQ16	6.054%	12/12/49	125	131
[4]	Morgan Stanley Capital I Trust
	2007-TOP25	5.544%	11/12/49	100	103

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4]	Morgan Stanley Capital I Trust
	2007-TOP27	5.645%	6/11/42	295	308
[4]	Morgan Stanley Capital I Trust
	2007-TOP27	5.645%	6/11/42	150	157
[4]	Morgan Stanley Capital I Trust
	2008-TOP29	6.268%	1/11/43	420	449
[4]	Morgan Stanley Capital I Trust
	2012-C4	3.244%	3/15/45	350	357
[4]	Morgan Stanley Capital I Trust
	2012-C4	3.773%	3/15/45	75	78
[4]	Morgan Stanley Capital I Trust
	2015-UBS8	3.809%	12/15/48	75	76
[4]	Nissan Auto Lease Trust 2014-B	1.120%	9/15/17	50	50
[4]	Nissan Auto Lease Trust 2015-B	1.540%	4/16/18	100	100
[4]	Nissan Auto Lease Trust 2015-B	1.700%	4/15/21	50	50
[4]	Nissan Auto Receivables 2013-A
	Owner Trust	0.500%	5/15/17	7	7
[4]	Nissan Auto Receivables 2013-A
	Owner Trust	0.750%	7/15/19	275	274
[4]	Nissan Auto Receivables 2013-B
	Owner Trust	0.840%	11/15/17	22	22
[4]	Nissan Auto Receivables 2013-B
	Owner Trust	1.310%	10/15/19	40	40
[4]	Nissan Auto Receivables 2013-C
	Owner Trust	0.670%	8/15/18	31	31
[4]	Nissan Auto Receivables 2013-C
	Owner Trust	1.300%	6/15/20	25	25
[4]	Nissan Auto Receivables 2014-A
	Owner Trust	0.720%	8/15/18	41	41
[4]	Nissan Auto Receivables 2014-A
	Owner Trust	1.340%	8/17/20	75	75
[4]	Nissan Auto Receivables 2014-B
	Owner Trust	1.110%	5/15/19	50	50
[4]	Nissan Auto Receivables 2015-B
	Owner Trust	1.050%	10/15/19	100	99
[4]	Nissan Auto Receivables 2015-B
	Owner Trust	1.340%	3/16/20	75	75
[4]	Nissan Auto Receivables 2015-B
	Owner Trust	1.790%	1/17/22	50	50
[4]	Nissan Auto Receivables 2015-C
	Owner Trust	1.370%	5/15/20	50	50
[4]	Nissan Auto Receivables 2015-C
	Owner Trust	1.670%	2/15/22	75	74
[4]	Royal Bank of Canada	1.200%	9/19/18	300	298
[4]	Royal Bank of Canada	2.000%	10/1/19	400	401
	Royal Bank of Canada	1.875%	2/5/20	400	393
	Royal Bank of Canada	2.100%	10/14/20	800	787
[4]	Santander Drive Auto Receivables
	Trust 2014-2	0.800%	4/16/18	15	15
[4]	Santander Drive Auto Receivables
	Trust 2014-4	1.080%	9/17/18	50	50
[4]	Synchrony Credit Card Master Note
	Trust 2014-1	1.610%	11/15/20	100	100
[4]	TIAA Seasoned Commercial Mortgage
	Trust 2007-C4	5.510%	8/15/39	42	41
[4]	Toyota Auto Receivables 2013-A
	Owner Trust	0.550%	1/17/17	4	4
[4]	Toyota Auto Receivables 2013-A
	Owner Trust	0.690%	11/15/18	30	30
[4]	Toyota Auto Receivables 2014-A
	Owner Trust	1.180%	6/17/19	25	25
[4]	Toyota Auto Receivables 2014-B
	Owner Trust	0.760%	3/15/18	50	50
[4]	Toyota Auto Receivables 2014-B
	Owner Trust	1.310%	9/16/19	25	25
[4]	Toyota Auto Receivables 2015-B
	Owner Trust	1.270%	5/15/19	175	175
[4]	Toyota Auto Receivables 2015-B
	Owner Trust	1.740%	9/15/20	125	125
[4]	Toyota Auto Receivables 2015-C
	Owner Trust	1.340%	6/17/19	100	100

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4]	Toyota Auto Receivables Owner Trust
	2015-C	1.690%	12/15/20	75	75
[4]	UBS-Barclays Commercial Mortgage
	Trust 2013-C5	3.185%	3/10/46	104	106
[4]	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.244%	4/10/46	75	76
[4]	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.469%	4/10/46	25	25
[4]	USAA Auto Owner Trust 2014-1	0.580%	12/15/17	30	30
[4]	USAA Auto Owner Trust 2014-1	0.940%	5/15/19	25	25
[4]	Volkswagen Auto Lease Trust 2014-A	0.800%	4/20/17	21	21
[4]	Volkswagen Auto Lease Trust 2014-A	0.990%	7/20/18	25	25
[4]	Volkswagen Auto Loan Enhanced Trust
	2014-1	0.910%	10/22/18	75	75
[4]	Volkswagen Auto Loan Enhanced Trust
	2014-1	1.450%	9/21/20	50	49
[4]	Volkswagen Auto Loan Enhanced Trust
	2014-2	0.950%	4/22/19	150	149
[4]	Volkswagen Auto Loan Enhanced Trust
	2014-2	1.390%	5/20/21	75	73
[4]	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C26	5.962%	6/15/45	34	34
[4]	Wachovia Bank Commercial Mortgage
	Trust Series 2007-C30	5.342%	12/15/43	150	155
[4]	Wachovia Bank Commercial Mortgage
	Trust Series 2007-C33	5.952%	2/15/51	124	128
[4]	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	2.918%	10/15/45	70	70
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	2.819%	8/15/50	50	51
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	3.817%	8/15/50	75	78
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	2.954%	12/15/47	100	102
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.271%	12/15/47	75	76
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.405%	12/15/47	125	126
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.808%	12/15/47	75	76
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	2.991%	2/15/48	125	125
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	3.166%	2/15/48	75	74
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	3.580%	2/15/48	50	50
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C27	3.190%	2/15/48	275	269
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C28	3.540%	5/15/48	175	176
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C28	3.872%	5/15/48	31	31
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	3.400%	6/15/48	125	127
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	3.637%	6/15/48	175	178
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC20	2.978%	4/15/50	29	29
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC20	3.184%	4/15/50	225	221
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC20	3.719%	4/15/50	50	48
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	3.571%	9/15/58	50	52
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	3.839%	9/15/58	75	78
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	4.207%	9/15/58	75	78
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-NSX1	2.632%	5/15/48	50	50

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-NSX1	2.934%	5/15/48	50	50
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-NSX1	3.148%	5/15/48	50	49
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-P2	3.656%	12/15/48	100	103
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-P2	3.809%	12/15/48	50	51
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-SG1	3.789%	12/15/47	100	103
[4]	WFRBS Commercial Mortgage Trust
	2012-C6	3.440%	4/15/45	175	181
[4]	WFRBS Commercial Mortgage Trust
	2012-C7	3.431%	6/15/45	125	129
[4]	WFRBS Commercial Mortgage Trust
	2012-C7	4.090%	6/15/45	100	106
[4]	WFRBS Commercial Mortgage Trust
	2012-C8	3.001%	8/15/45	75	75
[4]	WFRBS Commercial Mortgage Trust
	2012-C9	2.870%	11/15/45	140	139
[4]	WFRBS Commercial Mortgage Trust
	2013-C11	3.071%	3/15/45	94	94
[4]	WFRBS Commercial Mortgage Trust
	2013-C12	3.198%	3/15/48	39	39
[4]	WFRBS Commercial Mortgage Trust
	2013-C12	3.560%	3/15/48	18	18
[4]	WFRBS Commercial Mortgage Trust
	2013-C13	3.001%	5/15/45	76	76
[4]	WFRBS Commercial Mortgage Trust
	2013-C13	3.345%	5/15/45	15	15
[4]	WFRBS Commercial Mortgage Trust
	2013-C14	3.337%	6/15/46	150	152
[4]	WFRBS Commercial Mortgage Trust
	2013-C14	3.488%	6/15/46	75	76
[4]	WFRBS Commercial Mortgage Trust
	2013-C15	3.720%	8/15/46	20	21
[4]	WFRBS Commercial Mortgage Trust
	2013-C15	4.153%	8/15/46	100	107
[4]	WFRBS Commercial Mortgage Trust
	2013-C15	4.358%	8/15/46	20	21
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	3.223%	9/15/46	50	51
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	3.963%	9/15/46	30	32
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	4.415%	9/15/46	30	33
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	4.668%	9/15/46	50	55
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	2.921%	12/15/46	25	26
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	3.558%	12/15/46	25	26
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	4.023%	12/15/46	25	26
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	4.255%	12/15/46	25	27
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	4.788%	12/15/46	25	27
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	1.233%	3/15/47	18	17
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	3.618%	3/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	3.660%	3/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	4.101%	3/15/47	50	53
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	4.723%	3/15/47	25	27
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	3.036%	5/15/47	25	25

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	3.638%	5/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	3.995%	5/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	4.176%	5/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C21	3.678%	8/15/47	75	77
[4]	WFRBS Commercial Mortgage Trust
	2014-C22	3.752%	9/15/57	150	154
[4]	WFRBS Commercial Mortgage Trust
	2014-C22	4.371%	9/15/57	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C23	3.636%	10/15/57	76	79
[4]	WFRBS Commercial Mortgage Trust
	2014-C23	3.917%	10/15/57	50	52
[4]	WFRBS Commercial Mortgage Trust
	2014-C24	3.428%	11/15/47	65	67
[4]	WFRBS Commercial Mortgage Trust
	2014-C24	3.607%	11/15/47	65	66
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	1.193%	3/15/47	35	35
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	2.862%	3/15/47	25	25
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	3.522%	3/15/47	60	62
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	4.045%	3/15/47	140	149
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	4.351%	3/15/47	60	64
[4]	World Omni Auto Receivables Trust
	2012-B	0.810%	1/15/19	75	75
[4]	World Omni Auto Receivables Trust
	2013-B	0.830%	8/15/18	31	31
[4]	World Omni Auto Receivables Trust
	2013-B	1.320%	1/15/20	25	25
[4]	World Omni Auto Receivables Trust
	2014-A	0.940%	4/15/19	50	50
[4]	World Omni Auto Receivables Trust
	2014-A	1.530%	6/15/20	50	50
[4]	World Omni Auto Receivables Trust
	2014-B	1.140%	1/15/20	75	75
[4]	World Omni Auto Receivables Trust
	2015-B	1.490%	12/15/20	50	50
[4]	World Omni Auto Receivables Trust
	2015-B	1.840%	1/17/22	50	49
[4]	World Omni Automobile Lease
	Securitization Trust 2013-A	1.100%	12/15/16	37	37
[4]	World Omni Automobile Lease
	Securitization Trust 2014-A	1.160%	9/15/17	50	50
[4]	World Omni Automobile Lease
	Securitization Trust 2014-A	1.370%	1/15/20	25	25
[4]	World Omni Automobile Lease
	Securitization Trust 2015-A	1.540%	10/15/18	100	100
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $83,424)					84,255
Corporate Bonds (26.9%)
Finance (8.5%)
	Banking (5.9%)
	Abbey National Treasury Services plc	1.375%	3/13/17	200	199
	Abbey National Treasury Services plc	3.050%	8/23/18	150	154
	Abbey National Treasury Services plc	2.350%	9/10/19	175	175
	Abbey National Treasury Services plc	2.375%	3/16/20	300	299
	Abbey National Treasury Services plc	4.000%	3/13/24	150	156
	American Express Centurion Bank	5.950%	6/12/17	50	53
	American Express Centurion Bank	6.000%	9/13/17	625	670
	American Express Co.	6.150%	8/28/17	261	279
	American Express Co.	7.000%	3/19/18	650	720
	American Express Co.	3.625%	12/5/24	150	148
	American Express Co.	4.050%	12/3/42	67	63

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
American Express Credit Corp.	2.375%	3/24/17	250	253
American Express Credit Corp.	2.250%	8/15/19	1,000	1,000
American Express Credit Corp.	2.375%	5/26/20	300	297
American Express Credit Corp.	2.600%	9/14/20	300	301
Australia & New Zealand Banking
Group Ltd.	0.900%	2/12/16	275	275
Australia & New Zealand Banking
Group Ltd.	1.250%	1/10/17	240	240
Australia & New Zealand Banking
Group Ltd.	2.000%	11/16/18	300	299
Australia & New Zealand Banking
Group Ltd.	2.700%	11/16/20	300	301
Australia & New Zealand Banking
Group Ltd.	3.700%	11/16/25	250	256
Banco Bilbao Vizcaya Argentaria SA	3.000%	10/20/20	250	249
Bank of America Corp.	5.420%	3/15/17	125	130
Bank of America Corp.	5.700%	5/2/17	300	313
Bank of America Corp.	6.400%	8/28/17	400	429
Bank of America Corp.	6.000%	9/1/17	371	395
Bank of America Corp.	5.750%	12/1/17	285	305
Bank of America Corp.	2.000%	1/11/18	475	474
Bank of America Corp.	6.875%	4/25/18	1,875	2,068
Bank of America Corp.	5.650%	5/1/18	900	968
Bank of America Corp.	6.500%	7/15/18	75	83
Bank of America Corp.	2.600%	1/15/19	1,225	1,229
Bank of America Corp.	2.650%	4/1/19	400	401
Bank of America Corp.	7.625%	6/1/19	300	347
Bank of America Corp.	2.250%	4/21/20	500	489
Bank of America Corp.	5.625%	7/1/20	350	388
Bank of America Corp.	2.625%	10/19/20	500	494
Bank of America Corp.	5.700%	1/24/22	125	141
Bank of America Corp.	3.300%	1/11/23	650	641
Bank of America Corp.	4.100%	7/24/23	300	310
Bank of America Corp.	4.125%	1/22/24	325	335
Bank of America Corp.	4.000%	4/1/24	725	742
Bank of America Corp.	4.200%	8/26/24	475	476
Bank of America Corp.	4.000%	1/22/25	425	416
Bank of America Corp.	3.950%	4/21/25	500	487
Bank of America Corp.	3.875%	8/1/25	800	812
Bank of America Corp.	4.250%	10/22/26	350	346
Bank of America Corp.	6.110%	1/29/37	435	494
Bank of America Corp.	7.750%	5/14/38	240	325
Bank of America Corp.	5.875%	2/7/42	225	263
Bank of America Corp.	5.000%	1/21/44	600	626
Bank of America Corp.	4.875%	4/1/44	300	310
Bank of America Corp.	4.750%	4/21/45	100	96
Bank of America NA	5.300%	3/15/17	625	650
Bank of America NA	6.100%	6/15/17	500	529
Bank of America NA	1.750%	6/5/18	300	298
Bank of America NA	2.050%	12/7/18	250	249
Bank of Montreal	2.500%	1/11/17	350	354
Bank of Montreal	1.300%	7/14/17	100	100
Bank of Montreal	1.400%	4/10/18	250	248
Bank of Montreal	1.800%	7/31/18	250	250
Bank of Montreal	2.375%	1/25/19	150	151
Bank of Montreal	2.550%	11/6/22	150	148
Bank of New York Mellon Corp.	1.300%	1/25/18	125	124
Bank of New York Mellon Corp.	2.100%	1/15/19	250	251
Bank of New York Mellon Corp.	2.200%	5/15/19	275	275
Bank of New York Mellon Corp.	5.450%	5/15/19	200	220
Bank of New York Mellon Corp.	2.300%	9/11/19	500	501
Bank of New York Mellon Corp.	2.600%	8/17/20	175	176
Bank of New York Mellon Corp.	2.450%	11/27/20	150	149
Bank of New York Mellon Corp.	3.550%	9/23/21	300	314
Bank of New York Mellon Corp.	3.250%	9/11/24	150	151
Bank of New York Mellon Corp.	3.000%	2/24/25	250	246
Bank of Nova Scotia	2.550%	1/12/17	150	152
Bank of Nova Scotia	1.250%	4/11/17	170	170
Bank of Nova Scotia	1.300%	7/21/17	100	100
Bank of Nova Scotia	1.375%	12/18/17	100	100
Bank of Nova Scotia	1.700%	6/11/18	200	199

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Bank of Nova Scotia	2.050%	10/30/18	450	452
Bank of Nova Scotia	2.350%	10/21/20	1,000	991
Bank of Nova Scotia	2.800%	7/21/21	450	456
Bank of Nova Scotia	4.500%	12/16/25	600	597
Barclays Bank plc	2.500%	2/20/19	950	956
Barclays Bank plc	3.750%	5/15/24	350	356
Barclays plc	2.000%	3/16/18	250	249
Barclays plc	2.750%	11/8/19	100	100
Barclays plc	2.875%	6/8/20	250	250
Barclays plc	4.375%	9/11/24	200	196
Barclays plc	3.650%	3/16/25	350	338
Barclays plc	5.250%	8/17/45	250	254
BB&T Corp.	2.150%	3/22/17	175	176
BB&T Corp.	4.900%	6/30/17	75	78
BB&T Corp.	1.450%	1/12/18	250	248
BB&T Corp.	6.850%	4/30/19	400	456
BB&T Corp.	5.250%	11/1/19	100	109
BB&T Corp.	2.450%	1/15/20	130	130
Bear Stearns Cos. LLC	5.550%	1/22/17	150	156
Bear Stearns Cos. LLC	6.400%	10/2/17	400	431
Bear Stearns Cos. LLC	7.250%	2/1/18	525	578
BNP Paribas SA	2.375%	9/14/17	600	606
BNP Paribas SA	2.700%	8/20/18	275	279
BNP Paribas SA	2.400%	12/12/18	225	227
BNP Paribas SA	2.450%	3/17/19	75	75
BNP Paribas SA	2.375%	5/21/20	375	372
BNP Paribas SA	5.000%	1/15/21	475	524
BPCE SA	1.625%	2/10/17	200	200
BPCE SA	2.500%	12/10/18	175	177
BPCE SA	2.500%	7/15/19	250	251
BPCE SA	2.250%	1/27/20	125	124
BPCE SA	4.000%	4/15/24	325	337
Branch Banking & Trust Co.	1.350%	10/1/17	100	100
Branch Banking & Trust Co.	3.625%	9/16/25	500	505
Capital One Bank USA NA	1.150%	11/21/16	300	299
Capital One Bank USA NA	1.300%	6/5/17	250	248
Capital One Bank USA NA	2.150%	11/21/18	100	99
Capital One Bank USA NA	2.300%	6/5/19	400	395
Capital One Bank USA NA	8.800%	7/15/19	350	417
Capital One Bank USA NA	3.375%	2/15/23	235	230
Capital One Financial Corp.	5.250%	2/21/17	50	52
Capital One Financial Corp.	6.750%	9/15/17	50	54
Capital One Financial Corp.	2.450%	4/24/19	200	200
Capital One Financial Corp.	4.750%	7/15/21	50	54
Capital One Financial Corp.	3.500%	6/15/23	27	27
Capital One Financial Corp.	3.750%	4/24/24	175	176
Capital One Financial Corp.	4.200%	10/29/25	175	173
Capital One NA	1.650%	2/5/18	400	396
Capital One NA	2.400%	9/5/19	100	99
[4,7] Citicorp Lease Pass-Through Trust
1999-1	8.040%	12/15/19	500	589
Citigroup Inc.	1.550%	8/14/17	150	149
Citigroup Inc.	6.000%	8/15/17	71	76
Citigroup Inc.	6.125%	11/21/17	330	355
Citigroup Inc.	1.800%	2/5/18	225	224
Citigroup Inc.	6.125%	5/15/18	314	342
Citigroup Inc.	2.150%	7/30/18	400	400
Citigroup Inc.	2.500%	9/26/18	675	680
Citigroup Inc.	2.050%	12/7/18	500	497
Citigroup Inc.	2.550%	4/8/19	1,000	1,007
Citigroup Inc.	2.400%	2/18/20	250	247
Citigroup Inc.	5.375%	8/9/20	50	56
Citigroup Inc.	2.650%	10/26/20	350	347
Citigroup Inc.	4.500%	1/14/22	575	616
Citigroup Inc.	4.050%	7/30/22	300	306
Citigroup Inc.	3.500%	5/15/23	500	493
Citigroup Inc.	3.875%	10/25/23	450	465
Citigroup Inc.	4.000%	8/5/24	200	198
Citigroup Inc.	3.875%	3/26/25	100	97
Citigroup Inc.	3.300%	4/27/25	250	245
Citigroup Inc.	4.400%	6/10/25	1,500	1,515

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Citigroup Inc.	5.500%	9/13/25	75	81
	Citigroup Inc.	4.450%	9/29/27	150	149
	Citigroup Inc.	6.625%	6/15/32	100	118
	Citigroup Inc.	6.125%	8/25/36	75	85
	Citigroup Inc.	8.125%	7/15/39	562	803
	Citigroup Inc.	5.300%	5/6/44	875	909
	Citigroup Inc.	4.650%	7/30/45	300	304
	Citizens Bank NA	1.600%	12/4/17	100	99
	Citizens Bank NA	2.450%	12/4/19	100	98
	Citizens Bank NA	2.300%	12/3/18	125	125
	Citizens Financial Group Inc.	4.300%	12/3/25	125	125
	Comerica Bank	5.200%	8/22/17	75	79
	Comerica Bank	4.000%	7/27/25	50	51
	Commonwealth Bank of Australia	1.400%	9/8/17	100	100
	Commonwealth Bank of Australia	1.900%	9/18/17	250	251
	Commonwealth Bank of Australia	1.625%	3/12/18	750	748
	Commonwealth Bank of Australia	1.750%	11/2/18	175	174
	Commonwealth Bank of Australia	2.300%	9/6/19	100	100
	Commonwealth Bank of Australia	2.400%	11/2/20	350	347
[7]	Commonwealth Bank of Australia	4.500%	12/9/25	200	198
	Compass Bank	1.850%	9/29/17	100	99
	Compass Bank	6.400%	10/1/17	75	79
	Compass Bank	2.750%	9/29/19	100	99
	Cooperatieve Rabobank UA	3.375%	1/19/17	250	255
	Cooperatieve Rabobank UA	1.700%	3/19/18	325	323
	Cooperatieve Rabobank UA	2.250%	1/14/19	500	502
	Cooperatieve Rabobank UA	2.250%	1/14/20	750	745
	Cooperatieve Rabobank UA	4.500%	1/11/21	950	1,035
	Cooperatieve Rabobank UA	3.875%	2/8/22	525	552
	Cooperatieve Rabobank UA	3.950%	11/9/22	125	126
	Cooperatieve Rabobank UA	4.625%	12/1/23	175	182
	Cooperatieve Rabobank UA	3.375%	5/21/25	275	272
	Cooperatieve Rabobank UA	4.375%	8/4/25	100	101
	Cooperatieve Rabobank UA	5.250%	5/24/41	100	113
	Cooperatieve Rabobank UA	5.750%	12/1/43	250	277
	Cooperatieve Rabobank UA	5.250%	8/4/45	100	105
	Credit Suisse	1.375%	5/26/17	450	448
	Credit Suisse	6.000%	2/15/18	100	107
	Credit Suisse	1.700%	4/27/18	350	347
	Credit Suisse	2.300%	5/28/19	400	400
	Credit Suisse	5.300%	8/13/19	175	193
	Credit Suisse	5.400%	1/14/20	325	356
	Credit Suisse	3.000%	10/29/21	600	598
	Credit Suisse	3.625%	9/9/24	650	655
[7]	Credit Suisse Group Funding Guernsey
	Ltd.	2.750%	3/26/20	250	248
[7]	Credit Suisse Group Funding Guernsey
	Ltd.	3.800%	9/15/22	300	299
[7]	Credit Suisse Group Funding Guernsey
	Ltd.	3.750%	3/26/25	250	244
[7]	Credit Suisse Group Funding Guernsey
	Ltd.	4.875%	5/15/45	375	369
	Deutsche Bank AG	1.400%	2/13/17	275	273
	Deutsche Bank AG	1.350%	5/30/17	225	224
	Deutsche Bank AG	6.000%	9/1/17	800	848
	Deutsche Bank AG	1.875%	2/13/18	250	248
	Deutsche Bank AG	2.500%	2/13/19	150	151
	Deutsche Bank AG	2.950%	8/20/20	100	100
	Deutsche Bank AG	3.700%	5/30/24	225	224
	Discover Bank	3.200%	8/9/21	100	99
	Discover Bank	4.200%	8/8/23	300	305
	Discover Financial Services	3.850%	11/21/22	200	199
	Discover Financial Services	3.950%	11/6/24	375	369
	Discover Financial Services	3.750%	3/4/25	100	96
	Fifth Third Bancorp	3.500%	3/15/22	125	127
	Fifth Third Bancorp	4.300%	1/16/24	275	282
	Fifth Third Bancorp	8.250%	3/1/38	225	315
	Fifth Third Bank	0.900%	2/26/16	225	225
	Fifth Third Bank	2.150%	8/20/18	575	575
	First Horizon National Corp.	3.500%	12/15/20	100	99
	First Niagara Financial Group Inc.	6.750%	3/19/20	50	57

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
FirstMerit Bank NA	4.270%	11/25/26	150	150
FirstMerit Corp.	4.350%	2/4/23	50	51
Goldman Sachs Capital I	6.345%	2/15/34	225	265
Goldman Sachs Group Inc.	5.625%	1/15/17	450	467
Goldman Sachs Group Inc.	6.250%	9/1/17	475	508
Goldman Sachs Group Inc.	5.950%	1/18/18	825	887
Goldman Sachs Group Inc.	2.375%	1/22/18	450	454
Goldman Sachs Group Inc.	6.150%	4/1/18	200	217
Goldman Sachs Group Inc.	2.900%	7/19/18	575	586
Goldman Sachs Group Inc.	2.625%	1/31/19	850	857
Goldman Sachs Group Inc.	7.500%	2/15/19	75	86
Goldman Sachs Group Inc.	2.550%	10/23/19	1,200	1,199
Goldman Sachs Group Inc.	5.375%	3/15/20	475	522
Goldman Sachs Group Inc.	2.600%	4/23/20	300	299
Goldman Sachs Group Inc.	6.000%	6/15/20	480	543
Goldman Sachs Group Inc.	2.750%	9/15/20	275	275
Goldman Sachs Group Inc.	5.250%	7/27/21	475	526
Goldman Sachs Group Inc.	5.750%	1/24/22	1,175	1,336
Goldman Sachs Group Inc.	3.625%	1/22/23	375	379
Goldman Sachs Group Inc.	4.000%	3/3/24	575	590
Goldman Sachs Group Inc.	3.850%	7/8/24	175	179
Goldman Sachs Group Inc.	3.500%	1/23/25	450	441
Goldman Sachs Group Inc.	4.250%	10/21/25	200	199
Goldman Sachs Group Inc.	5.950%	1/15/27	400	443
Goldman Sachs Group Inc.	6.125%	2/15/33	125	146
Goldman Sachs Group Inc.	6.450%	5/1/36	225	254
Goldman Sachs Group Inc.	6.750%	10/1/37	975	1,139
Goldman Sachs Group Inc.	6.250%	2/1/41	675	806
Goldman Sachs Group Inc.	4.800%	7/8/44	250	250
Goldman Sachs Group Inc.	5.150%	5/22/45	850	825
Goldman Sachs Group Inc.	4.750%	10/21/45	200	199
HSBC Bank USA NA	4.875%	8/24/20	250	273
HSBC Bank USA NA	5.625%	8/15/35	250	282
HSBC Bank USA NA	7.000%	1/15/39	250	313
HSBC Holdings plc	5.100%	4/5/21	625	694
HSBC Holdings plc	4.875%	1/14/22	225	245
HSBC Holdings plc	4.000%	3/30/22	225	236
HSBC Holdings plc	4.250%	3/14/24	250	250
HSBC Holdings plc	4.250%	8/18/25	150	150
HSBC Holdings plc	7.625%	5/17/32	100	128
HSBC Holdings plc	7.350%	11/27/32	100	124
HSBC Holdings plc	6.500%	5/2/36	500	595
HSBC Holdings plc	6.500%	9/15/37	550	658
HSBC Holdings plc	6.800%	6/1/38	200	247
HSBC Holdings plc	5.250%	3/14/44	250	258
HSBC USA Inc.	1.500%	11/13/17	375	373
HSBC USA Inc.	1.625%	1/16/18	455	453
HSBC USA Inc.	2.000%	8/7/18	100	100
HSBC USA Inc.	2.625%	9/24/18	50	51
HSBC USA Inc.	2.375%	11/13/19	300	299
HSBC USA Inc.	2.350%	3/5/20	275	272
HSBC USA Inc.	2.750%	8/7/20	150	150
HSBC USA Inc.	5.000%	9/27/20	300	327
HSBC USA Inc.	3.500%	6/23/24	100	100
Huntington Bancshares Inc.	2.600%	8/2/18	50	50
Huntington Bancshares Inc.	7.000%	12/15/20	25	29
Huntington National Bank	1.375%	4/24/17	200	199
Huntington National Bank	2.000%	6/30/18	250	248
Huntington National Bank	2.200%	11/6/18	175	174
Huntington National Bank	2.400%	4/1/20	150	148
Intesa Sanpaolo SPA	2.375%	1/13/17	175	176
Intesa Sanpaolo SPA	3.875%	1/16/18	200	205
Intesa Sanpaolo SPA	3.875%	1/15/19	185	190
Intesa Sanpaolo SPA	5.250%	1/12/24	225	240
JPMorgan Chase & Co.	1.350%	2/15/17	400	399
JPMorgan Chase & Co.	6.125%	6/27/17	75	79
JPMorgan Chase & Co.	2.000%	8/15/17	325	327
JPMorgan Chase & Co.	6.000%	1/15/18	1,075	1,159
JPMorgan Chase & Co.	1.800%	1/25/18	300	300
JPMorgan Chase & Co.	1.700%	3/1/18	450	448
JPMorgan Chase & Co.	1.625%	5/15/18	775	770

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	2.350%	1/28/19	300	301
	JPMorgan Chase & Co.	6.300%	4/23/19	825	924
	JPMorgan Chase & Co.	2.200%	10/22/19	750	745
	JPMorgan Chase & Co.	2.250%	1/23/20	800	791
	JPMorgan Chase & Co.	2.750%	6/23/20	350	351
	JPMorgan Chase & Co.	4.400%	7/22/20	575	615
	JPMorgan Chase & Co.	4.250%	10/15/20	250	265
	JPMorgan Chase & Co.	2.550%	10/29/20	425	421
	JPMorgan Chase & Co.	4.625%	5/10/21	250	270
	JPMorgan Chase & Co.	4.350%	8/15/21	205	218
	JPMorgan Chase & Co.	4.500%	1/24/22	25	27
	JPMorgan Chase & Co.	3.250%	9/23/22	750	754
	JPMorgan Chase & Co.	3.200%	1/25/23	750	746
	JPMorgan Chase & Co.	3.375%	5/1/23	300	294
	JPMorgan Chase & Co.	3.875%	9/10/24	500	498
	JPMorgan Chase & Co.	3.125%	1/23/25	400	389
	JPMorgan Chase & Co.	3.900%	7/15/25	300	307
	JPMorgan Chase & Co.	4.125%	12/15/26	450	449
	JPMorgan Chase & Co.	6.400%	5/15/38	950	1,195
	JPMorgan Chase & Co.	5.500%	10/15/40	250	283
	JPMorgan Chase & Co.	5.600%	7/15/41	450	519
	JPMorgan Chase & Co.	5.400%	1/6/42	150	169
	JPMorgan Chase & Co.	5.625%	8/16/43	300	324
	JPMorgan Chase & Co.	4.850%	2/1/44	175	186
	JPMorgan Chase & Co.	4.950%	6/1/45	100	100
	JPMorgan Chase Bank NA	6.000%	10/1/17	1,075	1,150
	KeyBank NA	5.450%	3/3/16	150	151
	KeyBank NA	1.650%	2/1/18	75	75
	KeyBank NA	1.700%	6/1/18	250	248
	KeyBank NA	2.500%	12/15/19	100	100
	KeyBank NA	2.250%	3/16/20	250	247
	KeyBank NA	3.300%	6/1/25	125	124
	KeyCorp	2.300%	12/13/18	125	125
	KeyCorp	5.100%	3/24/21	25	27
	Lloyds Bank plc	4.200%	3/28/17	75	77
	Lloyds Bank plc	1.750%	3/16/18	75	75
	Lloyds Bank plc	1.750%	5/14/18	100	100
	Lloyds Bank plc	2.300%	11/27/18	225	226
	Lloyds Bank plc	2.350%	9/5/19	425	425
	Lloyds Bank plc	2.400%	3/17/20	50	50
	Lloyds Bank plc	6.375%	1/21/21	175	206
	Lloyds Bank plc	3.500%	5/14/25	225	226
[7]	Lloyds Banking Group plc	5.300%	12/1/45	200	203
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	200	217
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	550	551
	Manufacturers & Traders Trust Co.	2.250%	7/25/19	100	100
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	175	172
[4,6] Manufacturers & Traders Trust Co.		1.637%	12/28/20	150	149
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	425	411
	Morgan Stanley	5.450%	1/9/17	575	597
	Morgan Stanley	4.750%	3/22/17	255	264
	Morgan Stanley	5.550%	4/27/17	50	52
	Morgan Stanley	5.950%	12/28/17	375	403
	Morgan Stanley	1.875%	1/5/18	400	400
	Morgan Stanley	6.625%	4/1/18	450	493
	Morgan Stanley	2.125%	4/25/18	425	426
	Morgan Stanley	2.200%	12/7/18	250	250
	Morgan Stanley	2.500%	1/24/19	150	151
	Morgan Stanley	7.300%	5/13/19	525	603
	Morgan Stanley	2.375%	7/23/19	400	399
	Morgan Stanley	5.625%	9/23/19	800	882
	Morgan Stanley	5.500%	1/26/20	275	303
	Morgan Stanley	2.650%	1/27/20	250	249
	Morgan Stanley	2.800%	6/16/20	650	652
	Morgan Stanley	5.500%	7/24/20	175	195
	Morgan Stanley	5.750%	1/25/21	250	281
	Morgan Stanley	5.500%	7/28/21	75	84
	Morgan Stanley	4.875%	11/1/22	425	452
	Morgan Stanley	3.750%	2/25/23	675	692
	Morgan Stanley	4.100%	5/22/23	350	353
	Morgan Stanley	3.875%	4/29/24	595	607

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Morgan Stanley	3.700%	10/23/24	650	650
Morgan Stanley	4.000%	7/23/25	180	185
Morgan Stanley	5.000%	11/24/25	300	318
Morgan Stanley	6.250%	8/9/26	450	528
Morgan Stanley	4.350%	9/8/26	225	224
Morgan Stanley	3.950%	4/23/27	350	340
Morgan Stanley	7.250%	4/1/32	150	197
Morgan Stanley	6.375%	7/24/42	325	404
Morgan Stanley	4.300%	1/27/45	500	474
MUFG Americas Holdings Corp.	1.625%	2/9/18	200	198
MUFG Americas Holdings Corp.	2.250%	2/10/20	200	197
MUFG Americas Holdings Corp.	3.500%	6/18/22	175	178
MUFG Americas Holdings Corp.	3.000%	2/10/25	100	95
MUFG Union Bank NA	5.950%	5/11/16	100	102
MUFG Union Bank NA	2.125%	6/16/17	50	50
MUFG Union Bank NA	2.625%	9/26/18	125	126
MUFG Union Bank NA	2.250%	5/6/19	300	300
Murray Street Investment Trust I	4.647%	3/9/17	275	284
National Australia Bank Ltd.	2.750%	3/9/17	175	178
National Australia Bank Ltd.	2.300%	7/25/18	175	176
National Australia Bank Ltd.	3.000%	1/20/23	250	248
National Bank of Canada	1.450%	11/7/17	100	99
National City Corp.	6.875%	5/15/19	100	113
Northern Trust Corp.	3.450%	11/4/20	100	104
Northern Trust Corp.	3.375%	8/23/21	100	104
Northern Trust Corp.	3.950%	10/30/25	150	156
People’s United Bank	4.000%	7/15/24	100	99
People’s United Financial Inc.	3.650%	12/6/22	100	99
PNC Bank NA	4.875%	9/21/17	775	810
PNC Bank NA	6.000%	12/7/17	100	107
PNC Bank NA	1.500%	2/23/18	100	99
PNC Bank NA	1.600%	6/1/18	150	149
PNC Bank NA	1.800%	11/5/18	200	199
PNC Bank NA	2.250%	7/2/19	600	602
PNC Bank NA	2.400%	10/18/19	75	75
PNC Bank NA	2.300%	6/1/20	150	149
PNC Bank NA	2.450%	11/5/20	100	99
PNC Bank NA	3.300%	10/30/24	200	201
PNC Bank NA	2.950%	2/23/25	150	145
PNC Bank NA	3.250%	6/1/25	100	99
PNC Financial Services Group Inc.	3.900%	4/29/24	625	640
PNC Funding Corp.	5.625%	2/1/17	75	78
PNC Funding Corp.	6.700%	6/10/19	25	29
PNC Funding Corp.	5.125%	2/8/20	150	165
PNC Funding Corp.	4.375%	8/11/20	475	512
PNC Funding Corp.	3.300%	3/8/22	500	509
Regions Bank	6.450%	6/26/37	250	296
Regions Financial Corp.	2.000%	5/15/18	285	282
Royal Bank of Canada	1.200%	1/23/17	285	285
Royal Bank of Canada	1.000%	4/27/17	500	498
Royal Bank of Canada	1.250%	6/16/17	150	150
Royal Bank of Canada	1.400%	10/13/17	200	200
Royal Bank of Canada	2.200%	7/27/18	375	379
Royal Bank of Canada	1.800%	7/30/18	575	573
Royal Bank of Canada	2.000%	12/10/18	175	175
Royal Bank of Canada	2.200%	9/23/19	225	225
Royal Bank of Scotland Group plc	1.875%	3/31/17	100	100
Royal Bank of Scotland Group plc	6.400%	10/21/19	450	498
Santander Bank NA	2.000%	1/12/18	250	248
Santander Bank NA	8.750%	5/30/18	75	85
Santander Holdings USA Inc.	3.450%	8/27/18	50	51
Santander Holdings USA Inc.	4.500%	7/17/25	125	127
Santander Issuances SAU	5.179%	11/19/25	450	439
Santander UK Group Holdings plc	2.875%	10/16/20	300	298
Societe Generale SA	2.750%	10/12/17	225	228
Societe Generale SA	2.625%	10/1/18	125	126
State Street Corp.	4.956%	3/15/18	275	288
State Street Corp.	1.350%	5/15/18	275	273
State Street Corp.	3.100%	5/15/23	150	148
State Street Corp.	3.700%	11/20/23	83	86
State Street Corp.	3.550%	8/18/25	225	232

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	475	475
Sumitomo Mitsui Banking Corp.	1.950%	7/23/18	250	249
Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	150	150
Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	250	248
Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	200	198
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	250	251
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	100	104
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	250	259
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	250	248
SunTrust Bank	7.250%	3/15/18	75	83
SunTrust Banks Inc.	3.500%	1/20/17	350	357
SunTrust Banks Inc.	6.000%	9/11/17	50	53
SunTrust Banks Inc.	2.350%	11/1/18	40	40
SunTrust Banks Inc.	2.500%	5/1/19	300	301
SVB Financial Group	3.500%	1/29/25	100	96
Svenska Handelsbanken AB	2.875%	4/4/17	475	483
Svenska Handelsbanken AB	2.500%	1/25/19	225	228
Svenska Handelsbanken AB	2.250%	6/17/19	225	225
Synchrony Financial	2.600%	1/15/19	175	174
Synchrony Financial	2.700%	2/3/20	425	417
Synchrony Financial	4.250%	8/15/24	250	247
Synchrony Financial	4.500%	7/23/25	500	499
Toronto-Dominion Bank	1.125%	5/2/17	150	150
Toronto-Dominion Bank	1.625%	3/13/18	750	750
Toronto-Dominion Bank	1.400%	4/30/18	250	248
Toronto-Dominion Bank	1.750%	7/23/18	350	350
Toronto-Dominion Bank	2.625%	9/10/18	300	307
Toronto-Dominion Bank	2.125%	7/2/19	100	100
Toronto-Dominion Bank	2.250%	11/5/19	500	500
Toronto-Dominion Bank	2.500%	12/14/20	100	100
UBS AG	1.375%	6/1/17	225	224
UBS AG	5.750%	4/25/18	100	108
UBS AG	2.375%	8/14/19	400	400
UBS AG	2.350%	3/26/20	350	349
UBS AG	4.875%	8/4/20	50	55
US Bancorp	1.950%	11/15/18	325	327
US Bancorp	2.200%	4/25/19	100	101
US Bancorp	4.125%	5/24/21	250	270
US Bancorp	3.000%	3/15/22	125	127
US Bancorp	2.950%	7/15/22	400	398
US Bancorp	3.600%	9/11/24	50	51
US Bank NA	1.375%	9/11/17	175	175
US Bank NA	2.125%	10/28/19	1,000	998
US Bank NA	2.800%	1/27/25	500	487
Vesey Street Investment Trust I	4.404%	9/1/16	25	25
Wachovia Bank NA	5.850%	2/1/37	300	357
Wachovia Corp.	5.750%	6/15/17	425	450
Wachovia Corp.	5.750%	2/1/18	300	324
Wachovia Corp.	6.605%	10/1/25	590	700
Wells Fargo & Co.	2.625%	12/15/16	350	355
Wells Fargo & Co.	2.100%	5/8/17	150	151
Wells Fargo & Co.	1.150%	6/2/17	400	399
Wells Fargo & Co.	1.400%	9/8/17	675	673
Wells Fargo & Co.	5.625%	12/11/17	575	617
Wells Fargo & Co.	1.500%	1/16/18	25	25
Wells Fargo & Co.	2.150%	1/15/19	250	251
Wells Fargo & Co.	2.125%	4/22/19	500	500
Wells Fargo & Co.	2.550%	12/7/20	350	347
Wells Fargo & Co.	4.600%	4/1/21	1,325	1,442
Wells Fargo & Co.	3.500%	3/8/22	450	463
Wells Fargo & Co.	3.300%	9/9/24	400	397
Wells Fargo & Co.	3.000%	2/19/25	100	97
Wells Fargo & Co.	4.100%	6/3/26	500	505
Wells Fargo & Co.	4.300%	7/22/27	400	408
Wells Fargo & Co.	5.375%	2/7/35	200	229
Wells Fargo & Co.	5.375%	11/2/43	300	321
Wells Fargo & Co.	5.606%	1/15/44	600	664
Wells Fargo & Co.	4.650%	11/4/44	325	316
Wells Fargo & Co.	3.900%	5/1/45	500	457
Wells Fargo & Co.	4.900%	11/17/45	250	251
Wells Fargo Bank NA	6.000%	11/15/17	200	216

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Wells Fargo Bank NA	5.950%	8/26/36	200	238
Wells Fargo Bank NA	6.600%	1/15/38	225	291
Westpac Banking Corp.	1.200%	5/19/17	600	598
Westpac Banking Corp.	1.500%	12/1/17	200	200
Westpac Banking Corp.	1.600%	1/12/18	200	200
Westpac Banking Corp.	2.250%	7/30/18	325	327
Westpac Banking Corp.	1.950%	11/23/18	200	200
Westpac Banking Corp.	2.250%	1/17/19	225	225
Westpac Banking Corp.	4.875%	11/19/19	250	273
Westpac Banking Corp.	2.600%	11/23/20	250	250

Brokerage (0.2%)
Affiliated Managers Group Inc.	4.250%	2/15/24	100	101
Affiliated Managers Group Inc.	3.500%	8/1/25	250	238
Ameriprise Financial Inc.	5.300%	3/15/20	125	139
Ameriprise Financial Inc.	4.000%	10/15/23	150	155
Ameriprise Financial Inc.	3.700%	10/15/24	100	101
Apollo Investment Corp.	5.250%	3/3/25	50	48
BGC Partners Inc.	5.375%	12/9/19	50	51
BlackRock Inc.	6.250%	9/15/17	100	108
BlackRock Inc.	5.000%	12/10/19	160	177
BlackRock Inc.	4.250%	5/24/21	125	135
BlackRock Inc.	3.375%	6/1/22	125	129
BlackRock Inc.	3.500%	3/18/24	225	230
Brookfield Asset Management Inc.	4.000%	1/15/25	100	98
Brookfield Asset Management Inc.	7.375%	3/1/33	50	59
Charles Schwab Corp.	3.225%	9/1/22	300	305
CME Group Inc.	3.000%	9/15/22	125	126
CME Group Inc.	3.000%	3/15/25	125	123
CME Group Inc.	5.300%	9/15/43	125	143
Eaton Vance Corp.	3.625%	6/15/23	50	50
Franklin Resources Inc.	1.375%	9/15/17	50	50
Franklin Resources Inc.	4.625%	5/20/20	50	54
Franklin Resources Inc.	2.800%	9/15/22	225	219
Intercontinental Exchange Inc.	2.500%	10/15/18	25	25
Intercontinental Exchange Inc.	2.750%	12/1/20	350	349
Intercontinental Exchange Inc.	4.000%	10/15/23	150	155
Intercontinental Exchange Inc.	3.750%	12/1/25	300	300
Invesco Finance plc	3.125%	11/30/22	175	172
Invesco Finance plc	4.000%	1/30/24	100	103
Invesco Finance plc	3.750%	1/15/26	170	171
Invesco Finance plc	5.375%	11/30/43	75	82
Janus Capital Group Inc.	4.875%	8/1/25	75	77
Jefferies Group LLC	5.125%	4/13/18	150	156
Jefferies Group LLC	8.500%	7/15/19	25	29
Jefferies Group LLC	6.875%	4/15/21	155	173
Jefferies Group LLC	5.125%	1/20/23	100	100
Jefferies Group LLC	6.450%	6/8/27	50	53
Jefferies Group LLC	6.250%	1/15/36	75	69
Jefferies Group LLC	6.500%	1/20/43	75	69
Lazard Group LLC	6.850%	6/15/17	17	18
Lazard Group LLC	3.750%	2/13/25	50	46
Legg Mason Inc.	2.700%	7/15/19	50	50
Legg Mason Inc.	5.625%	1/15/44	100	100
Leucadia National Corp.	5.500%	10/18/23	150	147
Leucadia National Corp.	6.625%	10/23/43	25	21
Nasdaq Inc.	5.550%	1/15/20	175	193
Nasdaq Inc.	4.250%	6/1/24	75	76
Nomura Holdings Inc.	2.750%	3/19/19	250	251
Nomura Holdings Inc.	6.700%	3/4/20	200	230
Raymond James Financial Inc.	4.250%	4/15/16	50	50
Stifel Financial Corp.	3.500%	12/1/20	50	49
Stifel Financial Corp.	4.250%	7/18/24	50	49
TD Ameritrade Holding Corp.	5.600%	12/1/19	50	56
TD Ameritrade Holding Corp.	2.950%	4/1/22	150	149
TD Ameritrade Holding Corp.	3.625%	4/1/25	100	101

Finance Companies (0.4%)
Air Lease Corp.	5.625%	4/1/17	175	182
Air Lease Corp.	2.125%	1/15/18	75	74
Air Lease Corp.	2.625%	9/4/18	100	99

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Air Lease Corp.	3.375%	1/15/19	125	126
	Air Lease Corp.	4.750%	3/1/20	75	79
	Air Lease Corp.	3.875%	4/1/21	75	75
	Air Lease Corp.	3.750%	2/1/22	125	122
	Air Lease Corp.	4.250%	9/15/24	75	74
	Ares Capital Corp.	4.875%	11/30/18	125	129
	Ares Capital Corp.	3.875%	1/15/20	100	102
	FS Investment Corp.	4.000%	7/15/19	75	75
	FS Investment Corp.	4.750%	5/15/22	50	49
	GATX Corp.	3.500%	7/15/16	50	50
	GATX Corp.	1.250%	3/4/17	50	49
	GATX Corp.	2.375%	7/30/18	40	40
	GATX Corp.	2.500%	7/30/19	50	49
	GATX Corp.	4.750%	6/15/22	100	106
	GATX Corp.	3.250%	3/30/25	125	116
	GATX Corp.	4.500%	3/30/45	50	43
[7]	GE Capital International Funding Co	0.964%	4/15/16	2,293	2,294
[7]	GE Capital International Funding Co	2.342%	11/15/20	3,162	3,136
[7]	GE Capital International Funding Co	3.373%	11/15/25	558	564
[7]	GE Capital International Funding Co	4.418%	11/15/35	2,768	2,822
	HSBC Finance Corp.	6.676%	1/15/21	465	533
[7]	International Lease Finance Corp.	7.125%	9/1/18	200	219
	Prospect Capital Corp.	5.000%	7/15/19	50	50
	Prospect Capital Corp.	5.875%	3/15/23	40	39

	Insurance (1.3%)
	ACE Capital Trust II	9.700%	4/1/30	50	73
	ACE INA Holdings Inc.	5.700%	2/15/17	75	79
	ACE INA Holdings Inc.	5.800%	3/15/18	25	27
	ACE INA Holdings Inc.	5.900%	6/15/19	25	28
	ACE INA Holdings Inc.	2.875%	11/3/22	150	149
	ACE INA Holdings Inc.	2.700%	3/13/23	125	122
	ACE INA Holdings Inc.	3.350%	5/15/24	100	101
	ACE INA Holdings Inc.	3.150%	3/15/25	250	247
	ACE INA Holdings Inc.	3.350%	5/3/26	225	224
	ACE INA Holdings Inc.	4.150%	3/13/43	100	97
	ACE INA Holdings Inc.	4.350%	11/3/45	200	202
	AEGON Funding Co. LLC	5.750%	12/15/20	81	92
	Aetna Inc.	1.750%	5/15/17	50	50
	Aetna Inc.	1.500%	11/15/17	75	75
	Aetna Inc.	2.200%	3/15/19	60	60
	Aetna Inc.	2.750%	11/15/22	200	193
	Aetna Inc.	3.500%	11/15/24	125	125
	Aetna Inc.	6.625%	6/15/36	130	155
	Aetna Inc.	6.750%	12/15/37	100	125
	Aetna Inc.	4.500%	5/15/42	75	74
	Aetna Inc.	4.125%	11/15/42	75	70
	Aflac Inc.	2.650%	2/15/17	125	127
	Aflac Inc.	2.400%	3/16/20	100	100
	Aflac Inc.	4.000%	2/15/22	50	53
	Aflac Inc.	3.625%	6/15/23	125	129
	Aflac Inc.	3.625%	11/15/24	125	127
	Aflac Inc.	3.250%	3/17/25	75	74
	Aflac Inc.	6.900%	12/17/39	75	97
	Alleghany Corp.	5.625%	9/15/20	100	110
	Alleghany Corp.	4.900%	9/15/44	100	95
	Allied World Assurance Co. Holdings
	Ltd.	4.350%	10/29/25	450	446
	Allied World Assurance Co. Ltd.	5.500%	11/15/20	50	54
	Allstate Corp.	3.150%	6/15/23	350	350
	Allstate Corp.	5.550%	5/9/35	75	87
	Allstate Corp.	4.500%	6/15/43	50	51
[4]	Allstate Corp.	5.750%	8/15/53	75	77
[4]	Allstate Corp.	6.125%	5/15/67	125	125
[4]	Allstate Corp.	6.500%	5/15/67	100	110
	Alterra Finance LLC	6.250%	9/30/20	55	62
	American Financial Group Inc.	9.875%	6/15/19	50	61
	American International Group Inc.	5.850%	1/16/18	200	215
	American International Group Inc.	3.375%	8/15/20	125	128
	American International Group Inc.	6.400%	12/15/20	385	444
	American International Group Inc.	4.875%	6/1/22	250	270

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	American International Group Inc.	4.125%	2/15/24	170	174
	American International Group Inc.	3.875%	1/15/35	200	176
	American International Group Inc.	4.700%	7/10/35	75	75
	American International Group Inc.	6.250%	5/1/36	475	551
	American International Group Inc.	4.500%	7/16/44	375	347
	American International Group Inc.	4.800%	7/10/45	125	121
	American International Group Inc.	4.375%	1/15/55	125	107
[4]	American International Group Inc.	8.175%	5/15/68	100	131
[4]	American International Group Inc.	6.250%	3/15/87	100	108
	Anthem Inc.	2.375%	2/15/17	75	76
	Anthem Inc.	5.875%	6/15/17	25	26
	Anthem Inc.	1.875%	1/15/18	125	124
	Anthem Inc.	2.250%	8/15/19	150	149
	Anthem Inc.	4.350%	8/15/20	100	106
	Anthem Inc.	3.700%	8/15/21	125	127
	Anthem Inc.	3.125%	5/15/22	150	147
	Anthem Inc.	3.300%	1/15/23	175	170
	Anthem Inc.	3.500%	8/15/24	125	122
	Anthem Inc.	5.950%	12/15/34	75	84
	Anthem Inc.	5.850%	1/15/36	225	244
	Anthem Inc.	6.375%	6/15/37	110	130
	Anthem Inc.	4.625%	5/15/42	175	165
	Anthem Inc.	4.650%	1/15/43	175	166
	Anthem Inc.	5.100%	1/15/44	100	101
	Anthem Inc.	4.650%	8/15/44	125	119
	Anthem Inc.	4.850%	8/15/54	50	47
	Aon Corp.	5.000%	9/30/20	200	218
	Aon Corp.	8.205%	1/1/27	25	31
	Aon Corp.	6.250%	9/30/40	100	119
	Aon plc	3.500%	6/14/24	100	97
	Aon plc	4.450%	5/24/43	50	47
	Aon plc	4.600%	6/14/44	175	168
	Arch Capital Group Ltd.	7.350%	5/1/34	50	64
	Arch Capital Group US Inc.	5.144%	11/1/43	50	51
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	300	328
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	225	230
	Assurant Inc.	4.000%	3/15/23	100	100
	Assurant Inc.	6.750%	2/15/34	50	58
	AXA SA	8.600%	12/15/30	225	301
	Axis Specialty Finance LLC	5.875%	6/1/20	75	83
	AXIS Specialty Finance plc	5.150%	4/1/45	25	25
	Berkshire Hathaway Finance Corp.	1.600%	5/15/17	150	151
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	550	597
	Berkshire Hathaway Finance Corp.	2.000%	8/15/18	50	51
	Berkshire Hathaway Finance Corp.	2.900%	10/15/20	275	283
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	125	136
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	150	153
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	75	88
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	125	124
	Berkshire Hathaway Inc.	1.900%	1/31/17	175	177
	Berkshire Hathaway Inc.	2.100%	8/14/19	125	126
	Berkshire Hathaway Inc.	3.000%	2/11/23	225	229
	Berkshire Hathaway Inc.	4.500%	2/11/43	150	151
	Brown & Brown Inc.	4.200%	9/15/24	100	99
	Chubb Corp.	5.750%	5/15/18	50	54
	Chubb Corp.	6.000%	5/11/37	125	152
	Chubb Corp.	6.500%	5/15/38	50	65
[4]	Chubb Corp.	6.375%	3/29/67	325	312
	Cigna Corp.	5.125%	6/15/20	50	54
	Cigna Corp.	4.375%	12/15/20	45	48
	Cigna Corp.	4.500%	3/15/21	50	53
	Cigna Corp.	4.000%	2/15/22	75	77
	Cigna Corp.	3.250%	4/15/25	150	147
	Cigna Corp.	7.875%	5/15/27	50	66
	Cigna Corp.	6.150%	11/15/36	75	86
	Cigna Corp.	5.875%	3/15/41	50	57
	Cigna Corp.	5.375%	2/15/42	75	82
	Cincinnati Financial Corp.	6.125%	11/1/34	150	171
	CNA Financial Corp.	7.350%	11/15/19	25	29
	CNA Financial Corp.	5.875%	8/15/20	75	83
	CNA Financial Corp.	5.750%	8/15/21	75	84

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Coventry Health Care Inc.	5.950%	3/15/17	60	63
	Coventry Health Care Inc.	5.450%	6/15/21	100	111
	Endurance Specialty Holdings Ltd.	7.000%	7/15/34	75	88
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	100	95
	First American Financial Corp.	4.300%	2/1/23	200	199
	First American Financial Corp.	4.600%	11/15/24	100	101
	Hartford Financial Services Group Inc.	5.500%	10/15/16	125	129
	Hartford Financial Services Group Inc.	5.375%	3/15/17	100	104
	Hartford Financial Services Group Inc.	6.300%	3/15/18	134	146
	Hartford Financial Services Group Inc.	6.000%	1/15/19	25	27
	Hartford Financial Services Group Inc.	5.125%	4/15/22	25	27
	Hartford Financial Services Group Inc.	5.950%	10/15/36	50	57
	Hartford Financial Services Group Inc.	4.300%	4/15/43	175	163
	Horace Mann Educators Corp.	4.500%	12/1/25	50	50
	Humana Inc.	7.200%	6/15/18	100	112
	Humana Inc.	3.850%	10/1/24	150	151
	Humana Inc.	8.150%	6/15/38	175	239
	Humana Inc.	4.625%	12/1/42	75	71
	Humana Inc.	4.950%	10/1/44	100	99
	Infinity Property & Casualty Corp.	5.000%	9/19/22	50	50
	Kemper Corp.	4.350%	2/15/25	125	123
	Lincoln National Corp.	8.750%	7/1/19	75	90
	Lincoln National Corp.	6.250%	2/15/20	25	28
	Lincoln National Corp.	4.200%	3/15/22	50	52
	Lincoln National Corp.	4.000%	9/1/23	50	51
	Lincoln National Corp.	6.150%	4/7/36	150	173
	Lincoln National Corp.	7.000%	6/15/40	160	201
	Loews Corp.	2.625%	5/15/23	75	71
	Loews Corp.	6.000%	2/1/35	50	58
	Loews Corp.	4.125%	5/15/43	175	156
	Manulife Financial Corp.	4.900%	9/17/20	275	299
	Markel Corp.	7.125%	9/30/19	50	57
	Markel Corp.	4.900%	7/1/22	125	134
	Markel Corp.	5.000%	3/30/43	50	50
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	500	495
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	295	321
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	100	99
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	100	98
	Marsh & McLennan Cos. Inc.	3.750%	3/14/26	100	100
	MetLife Inc.	1.756%	12/15/17	100	100
	MetLife Inc.	1.903%	12/15/17	90	90
	MetLife Inc.	6.817%	8/15/18	25	28
	MetLife Inc.	7.717%	2/15/19	50	58
	MetLife Inc.	4.750%	2/8/21	550	602
	MetLife Inc.	3.048%	12/15/22	225	224
	MetLife Inc.	3.600%	4/10/24	375	386
	MetLife Inc.	3.000%	3/1/25	250	241
	MetLife Inc.	3.600%	11/13/25	650	653
	MetLife Inc.	6.500%	12/15/32	175	215
	MetLife Inc.	6.375%	6/15/34	100	123
	MetLife Inc.	5.700%	6/15/35	200	231
	MetLife Inc.	5.875%	2/6/41	25	29
	MetLife Inc.	4.125%	8/13/42	125	118
	MetLife Inc.	4.875%	11/13/43	175	183
	MetLife Inc.	4.721%	12/15/44	63	64
	MetLife Inc.	4.600%	5/13/46	120	121
[4]	MetLife Inc.	6.400%	12/15/66	220	240
	Old Republic International Corp.	4.875%	10/1/24	125	128
	OneBeacon US Holdings Inc.	4.600%	11/9/22	50	50
	PartnerRe Finance B LLC	5.500%	6/1/20	100	110
	Primerica Inc.	4.750%	7/15/22	25	27
	Principal Financial Group Inc.	1.850%	11/15/17	25	25
	Principal Financial Group Inc.	8.875%	5/15/19	75	90
	Principal Financial Group Inc.	3.300%	9/15/22	50	50
	Principal Financial Group Inc.	3.125%	5/15/23	100	97
	Principal Financial Group Inc.	6.050%	10/15/36	100	116
	Principal Financial Group Inc.	4.625%	9/15/42	50	49
	Principal Financial Group Inc.	4.350%	5/15/43	50	46
[4]	Principal Financial Group Inc.	4.700%	5/15/55	100	100
	ProAssurance Corp.	5.300%	11/15/23	50	53
	Progressive Corp.	3.750%	8/23/21	75	79

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Progressive Corp.	6.625%	3/1/29	125	157
	Progressive Corp.	4.350%	4/25/44	50	51
[4]	Progressive Corp.	6.700%	6/15/67	125	125
	Protective Life Corp.	8.450%	10/15/39	50	66
	Prudential Financial Inc.	6.000%	12/1/17	250	269
	Prudential Financial Inc.	2.300%	8/15/18	25	25
	Prudential Financial Inc.	5.375%	6/21/20	125	139
	Prudential Financial Inc.	4.500%	11/15/20	325	349
	Prudential Financial Inc.	4.500%	11/16/21	75	81
	Prudential Financial Inc.	3.500%	5/15/24	125	125
	Prudential Financial Inc.	5.750%	7/15/33	100	113
	Prudential Financial Inc.	5.400%	6/13/35	100	109
	Prudential Financial Inc.	5.900%	3/17/36	375	431
	Prudential Financial Inc.	5.700%	12/14/36	125	141
	Prudential Financial Inc.	6.625%	12/1/37	125	154
	Prudential Financial Inc.	6.625%	6/21/40	400	496
[4]	Prudential Financial Inc.	5.875%	9/15/42	100	104
[4]	Prudential Financial Inc.	5.625%	6/15/43	375	381
	Prudential Financial Inc.	5.100%	8/15/43	50	52
[4]	Prudential Financial Inc.	5.200%	3/15/44	85	82
	Prudential Financial Inc.	4.600%	5/15/44	125	124
[4]	Prudential Financial Inc.	5.375%	5/15/45	250	250
	Reinsurance Group of America Inc.	6.450%	11/15/19	75	84
	Reinsurance Group of America Inc.	5.000%	6/1/21	75	81
	Reinsurance Group of America Inc.	4.700%	9/15/23	75	79
	StanCorp Financial Group Inc.	5.000%	8/15/22	50	52
	Swiss Re Solutions Holding Corp.	7.000%	2/15/26	75	93
	Torchmark Corp.	3.800%	9/15/22	50	50
	Transatlantic Holdings Inc.	8.000%	11/30/39	175	225
	Travelers Cos. Inc.	5.750%	12/15/17	250	269
	Travelers Cos. Inc.	5.900%	6/2/19	300	338
	Travelers Cos. Inc.	3.900%	11/1/20	125	133
	Travelers Cos. Inc.	6.250%	6/15/37	150	189
	Travelers Cos. Inc.	4.300%	8/25/45	150	150
	Trinity Acquisition plc	4.625%	8/15/23	175	179
	Trinity Acquisition plc	6.125%	8/15/43	75	80
	UnitedHealth Group Inc.	6.000%	6/15/17	150	160
	UnitedHealth Group Inc.	1.450%	7/17/17	250	250
	UnitedHealth Group Inc.	1.400%	10/15/17	100	100
	UnitedHealth Group Inc.	6.000%	2/15/18	400	435
	UnitedHealth Group Inc.	1.900%	7/16/18	250	251
	UnitedHealth Group Inc.	1.625%	3/15/19	100	99
	UnitedHealth Group Inc.	2.300%	12/15/19	125	125
	UnitedHealth Group Inc.	2.700%	7/15/20	250	253
	UnitedHealth Group Inc.	4.700%	2/15/21	75	82
	UnitedHealth Group Inc.	3.375%	11/15/21	100	103
	UnitedHealth Group Inc.	2.875%	12/15/21	125	127
	UnitedHealth Group Inc.	3.350%	7/15/22	180	183
	UnitedHealth Group Inc.	2.750%	2/15/23	175	171
	UnitedHealth Group Inc.	2.875%	3/15/23	25	25
	UnitedHealth Group Inc.	3.750%	7/15/25	250	257
	UnitedHealth Group Inc.	4.625%	7/15/35	175	182
	UnitedHealth Group Inc.	6.500%	6/15/37	50	63
	UnitedHealth Group Inc.	6.625%	11/15/37	125	159
	UnitedHealth Group Inc.	6.875%	2/15/38	245	320
	UnitedHealth Group Inc.	5.950%	2/15/41	60	71
	UnitedHealth Group Inc.	4.625%	11/15/41	75	77
	UnitedHealth Group Inc.	4.375%	3/15/42	50	49
	UnitedHealth Group Inc.	3.950%	10/15/42	175	163
	UnitedHealth Group Inc.	4.250%	3/15/43	125	121
	UnitedHealth Group Inc.	4.750%	7/15/45	340	356
	Unum Group	5.625%	9/15/20	50	55
	Unum Group	4.000%	3/15/24	50	50
	Unum Group	5.750%	8/15/42	25	27
	Validus Holdings Ltd.	8.875%	1/26/40	75	94
	Voya Financial Inc.	2.900%	2/15/18	175	177
	Voya Financial Inc.	5.500%	7/15/22	25	28
	Voya Financial Inc.	5.700%	7/15/43	75	85
	WR Berkley Corp.	5.375%	9/15/20	175	191
	XLIT Ltd.	5.750%	10/1/21	105	117
	XLIT Ltd.	4.450%	3/31/25	100	98

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	XLIT Ltd.	6.250%	5/15/27	125	144
	XLIT Ltd.	5.500%	3/31/45	100	93
[4]	XLIT Ltd.	6.500%	10/29/49	200	145

	Other Finance (0.0%)
	XTRA Finance Corp.	5.150%	4/1/17	375	391

	Real Estate Investment Trusts (0.7%)
	Alexandria Real Estate Equities Inc.	2.750%	1/15/20	100	99
	Alexandria Real Estate Equities Inc.	4.600%	4/1/22	125	130
	Alexandria Real Estate Equities Inc.	4.500%	7/30/29	100	97
	American Campus Communities
	Operating Partnership LP	3.350%	10/1/20	50	50
	American Campus Communities
	Operating Partnership LP	4.125%	7/1/24	100	99
	AvalonBay Communities Inc.	2.850%	3/15/23	25	24
	AvalonBay Communities Inc.	4.200%	12/15/23	75	79
	AvalonBay Communities Inc.	3.450%	6/1/25	300	296
	BioMed Realty LP	2.625%	5/1/19	100	97
	BioMed Realty LP	4.250%	7/15/22	50	50
	Boston Properties LP	5.625%	11/15/20	325	362
	Boston Properties LP	4.125%	5/15/21	75	79
	Boston Properties LP	3.850%	2/1/23	225	230
	Boston Properties LP	3.125%	9/1/23	275	267
	Brandywine Operating Partnership LP	4.950%	4/15/18	250	262
	Brandywine Operating Partnership LP	4.100%	10/1/24	100	97
	Brandywine Operating Partnership LP	4.550%	10/1/29	100	96
	Brixmor Operating Partnership LP	3.875%	8/15/22	100	100
	Brixmor Operating Partnership LP	3.850%	2/1/25	350	340
	Camden Property Trust	4.250%	1/15/24	100	103
	CBL & Associates LP	5.250%	12/1/23	100	99
	CBL & Associates LP	4.600%	10/15/24	100	94
	Columbia Property Trust Operating
	Partnership LP	4.150%	4/1/25	100	99
	Corporate Office Properties LP	3.600%	5/15/23	150	138
	CubeSmart LP	4.375%	12/15/23	100	103
	CubeSmart LP	4.000%	11/15/25	50	50
	DCT Industrial Operating Partnership LP 4.500%		10/15/23	50	50
	DDR Corp.	4.750%	4/15/18	25	26
	DDR Corp.	3.500%	1/15/21	75	75
	DDR Corp.	4.625%	7/15/22	200	207
	DDR Corp.	3.375%	5/15/23	275	260
	DDR Corp.	3.625%	2/1/25	200	189
	DDR Corp.	4.250%	2/1/26	70	68
	Digital Realty Trust LP	5.250%	3/15/21	75	81
	Digital Realty Trust LP	3.950%	7/1/22	250	248
	Digital Realty Trust LP	3.625%	10/1/22	575	550
	Duke Realty LP	5.950%	2/15/17	80	84
	EPR Properties	5.750%	8/15/22	25	26
	EPR Properties	5.250%	7/15/23	125	127
	EPR Properties	4.500%	4/1/25	50	48
	Equity Commonwealth	5.875%	9/15/20	100	108
	ERP Operating LP	5.750%	6/15/17	25	26
	ERP Operating LP	4.750%	7/15/20	50	54
	ERP Operating LP	4.625%	12/15/21	215	233
	ERP Operating LP	3.000%	4/15/23	125	123
	ERP Operating LP	3.375%	6/1/25	125	124
	ERP Operating LP	4.500%	7/1/44	150	150
	ERP Operating LP	4.500%	6/1/45	125	127
	Essex Portfolio LP	5.500%	3/15/17	75	78
	Essex Portfolio LP	3.375%	1/15/23	175	172
	Essex Portfolio LP	3.250%	5/1/23	25	24
	Essex Portfolio LP	3.500%	4/1/25	100	96
	Federal Realty Investment Trust	3.000%	8/1/22	75	74
	Federal Realty Investment Trust	2.750%	6/1/23	25	24
	Federal Realty Investment Trust	4.500%	12/1/44	300	304
	HCP Inc.	6.700%	1/30/18	50	54
	HCP Inc.	3.750%	2/1/19	50	52
	HCP Inc.	2.625%	2/1/20	375	369
	HCP Inc.	5.375%	2/1/21	25	27
	HCP Inc.	3.150%	8/1/22	75	72

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	HCP Inc.	4.000%	12/1/22	500	497
	HCP Inc.	4.250%	11/15/23	150	150
	HCP Inc.	3.400%	2/1/25	75	70
	HCP Inc.	6.750%	2/1/41	100	121
	Healthcare Realty Trust Inc.	3.750%	4/15/23	50	49
	Healthcare Realty Trust Inc.	3.875%	5/1/25	125	121
	Healthcare Trust of America
	Holdings LP	3.375%	7/15/21	100	98
	Healthcare Trust of America
	Holdings LP	3.700%	4/15/23	25	24
	Highwoods Realty LP	3.200%	6/15/21	400	391
	Hospitality Properties Trust	6.700%	1/15/18	250	264
	Host Hotels & Resorts LP	6.000%	10/1/21	100	111
	Host Hotels & Resorts LP	4.750%	3/1/23	50	52
	Host Hotels & Resorts LP	3.750%	10/15/23	336	325
	Host Hotels & Resorts LP	4.000%	6/15/25	50	48
	Kilroy Realty LP	4.800%	7/15/18	125	131
	Kilroy Realty LP	3.800%	1/15/23	200	198
	Kimco Realty Corp.	5.700%	5/1/17	250	263
	Kimco Realty Corp.	6.875%	10/1/19	50	57
	Kimco Realty Corp.	3.125%	6/1/23	25	24
	Liberty Property LP	3.375%	6/15/23	50	47
	Liberty Property LP	3.750%	4/1/25	325	313
	Mack-Cali Realty LP	7.750%	8/15/19	100	111
	Mack-Cali Realty LP	4.500%	4/18/22	75	72
	Mid-America Apartments LP	4.300%	10/15/23	150	154
	Mid-America Apartments LP	3.750%	6/15/24	50	49
	National Retail Properties Inc.	6.875%	10/15/17	275	297
	National Retail Properties Inc.	3.800%	10/15/22	200	201
	Omega Healthcare Investors Inc.	4.950%	4/1/24	100	101
	Omega Healthcare Investors Inc.	4.500%	1/15/25	100	98
[7]	Omega Healthcare Investors Inc.	5.250%	1/15/26	75	76
	Omega Healthcare Investors Inc.	4.500%	4/1/27	300	285
	Piedmont Operating Partnership LP	3.400%	6/1/23	50	47
	Post Apartment Homes LP	3.375%	12/1/22	50	48
	ProLogis LP	2.750%	2/15/19	150	151
	Realty Income Corp.	2.000%	1/31/18	50	50
	Realty Income Corp.	6.750%	8/15/19	200	227
	Realty Income Corp.	5.750%	1/15/21	200	223
	Realty Income Corp.	3.250%	10/15/22	50	48
	Realty Income Corp.	3.875%	7/15/24	50	49
	Regency Centers LP	3.750%	6/15/24	150	149
	Retail Opportunity Investments
	Partnership LP	5.000%	12/15/23	25	26
	Retail Properties of America Inc.	4.000%	3/15/25	125	118
	Select Income REIT	2.850%	2/1/18	50	50
	Select Income REIT	4.150%	2/1/22	100	96
	Select Income REIT	4.500%	2/1/25	50	46
	Senior Housing Properties Trust	3.250%	5/1/19	100	100
	Senior Housing Properties Trust	4.750%	5/1/24	100	98
	Simon Property Group LP	5.250%	12/1/16	250	256
	Simon Property Group LP	2.150%	9/15/17	75	76
	Simon Property Group LP	2.200%	2/1/19	575	578
	Simon Property Group LP	5.650%	2/1/20	75	84
	Simon Property Group LP	4.375%	3/1/21	125	135
	Simon Property Group LP	4.125%	12/1/21	250	268
	Simon Property Group LP	3.375%	3/15/22	100	103
	Simon Property Group LP	2.750%	2/1/23	25	24
	Simon Property Group LP	3.750%	2/1/24	150	156
	Simon Property Group LP	3.500%	9/1/25	100	101
	Simon Property Group LP	4.750%	3/15/42	75	80
	Tanger Properties LP	3.875%	12/1/23	25	25
	UDR Inc.	4.250%	6/1/18	125	131
	UDR Inc.	3.700%	10/1/20	25	26
	UDR Inc.	4.625%	1/10/22	50	53
	Ventas Realty LP	3.750%	5/1/24	200	196
	Ventas Realty LP	5.700%	9/30/43	75	83
	Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	100	100
	Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	150	156
	Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	125	133
	Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	200	195

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Washington Prime Group LP	3.850%	4/1/20	50	50
Washington REIT	4.950%	10/1/20	25	27
Washington REIT	3.950%	10/15/22	75	74
Weingarten Realty Investors	3.375%	10/15/22	50	49
Weingarten Realty Investors	3.500%	4/15/23	100	97
Welltower Inc.	4.700%	9/15/17	25	26
Welltower Inc.	2.250%	3/15/18	200	199
Welltower Inc.	4.125%	4/1/19	200	209
Welltower Inc.	4.950%	1/15/21	75	80
Welltower Inc.	5.250%	1/15/22	100	108
Welltower Inc.	3.750%	3/15/23	75	74
Welltower Inc.	4.000%	6/1/25	325	320
Welltower Inc.	6.500%	3/15/41	25	29
Welltower Inc.	5.125%	3/15/43	75	75
WP Carey Inc.	4.600%	4/1/24	75	75
WP Carey Inc.	4.000%	2/1/25	50	48
				238,139
Industrial (16.3%)
Basic Industry (1.1%)
Agrium Inc.	6.750%	1/15/19	200	223
Agrium Inc.	3.500%	6/1/23	299	285
Agrium Inc.	3.375%	3/15/25	250	229
Agrium Inc.	4.125%	3/15/35	500	430
Agrium Inc.	6.125%	1/15/41	25	27
Agrium Inc.	4.900%	6/1/43	50	45
Agrium Inc.	5.250%	1/15/45	200	187
Air Products & Chemicals Inc.	1.200%	10/15/17	100	99
Air Products & Chemicals Inc.	3.000%	11/3/21	75	75
Air Products & Chemicals Inc.	2.750%	2/3/23	50	49
Air Products & Chemicals Inc.	3.350%	7/31/24	75	75
Airgas Inc.	3.050%	8/1/20	100	101
Airgas Inc.	3.650%	7/15/24	100	99
Albemarle Corp.	3.000%	12/1/19	75	74
Albemarle Corp.	4.500%	12/15/20	25	26
Albemarle Corp.	4.150%	12/1/24	75	72
Albemarle Corp.	5.450%	12/1/44	75	73
Barrick Gold Corp.	6.950%	4/1/19	76	79
Barrick Gold Corp.	4.100%	5/1/23	157	135
Barrick North America Finance LLC	6.800%	9/15/18	175	187
Barrick North America Finance LLC	4.400%	5/30/21	125	114
Barrick North America Finance LLC	5.700%	5/30/41	450	314
Barrick North America Finance LLC	5.750%	5/1/43	100	72
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	375	373
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	100	104
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	150	147
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	200	220
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	25	24
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	225	206
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	100	94
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	150	119
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	575	517
Cabot Corp.	2.550%	1/15/18	150	152
Carpenter Technology Corp.	5.200%	7/15/21	125	126
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	25	26
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	75	76
CF Industries Inc.	6.875%	5/1/18	275	298
CF Industries Inc.	7.125%	5/1/20	380	428
CF Industries Inc.	4.950%	6/1/43	125	107
Domtar Corp.	6.250%	9/1/42	25	24
Domtar Corp.	6.750%	2/15/44	100	97
Dow Chemical Co.	8.550%	5/15/19	325	383
Dow Chemical Co.	4.250%	11/15/20	125	131
Dow Chemical Co.	4.125%	11/15/21	100	104
Dow Chemical Co.	3.500%	10/1/24	50	49
Dow Chemical Co.	7.375%	11/1/29	25	31
Dow Chemical Co.	4.250%	10/1/34	50	46
Dow Chemical Co.	9.400%	5/15/39	350	505
Dow Chemical Co.	5.250%	11/15/41	100	98
Eastman Chemical Co.	2.400%	6/1/17	75	76
Eastman Chemical Co.	5.500%	11/15/19	175	192
Eastman Chemical Co.	2.700%	1/15/20	350	346

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Eastman Chemical Co.	4.500%	1/15/21	75	79
Eastman Chemical Co.	3.600%	8/15/22	100	99
Eastman Chemical Co.	4.800%	9/1/42	225	207
Eastman Chemical Co.	4.650%	10/15/44	150	133
Ecolab Inc.	1.450%	12/8/17	225	223
Ecolab Inc.	1.550%	1/12/18	100	99
Ecolab Inc.	4.350%	12/8/21	200	213
Ecolab Inc.	5.500%	12/8/41	150	164
EI du Pont de Nemours & Co.	6.000%	7/15/18	275	299
EI du Pont de Nemours & Co.	4.625%	1/15/20	400	421
EI du Pont de Nemours & Co.	2.800%	2/15/23	125	118
EI du Pont de Nemours & Co.	6.500%	1/15/28	100	117
EI du Pont de Nemours & Co.	4.150%	2/15/43	175	153
Fibria Overseas Finance Ltd.	5.250%	5/12/24	100	94
FMC Corp.	3.950%	2/1/22	50	50
FMC Corp.	4.100%	2/1/24	250	248
Freeport-McMoRan Inc.	2.150%	3/1/17	50	45
Freeport-McMoRan Inc.	2.375%	3/15/18	165	131
Freeport-McMoRan Inc.	3.550%	3/1/22	850	497
Freeport-McMoRan Inc.	3.875%	3/15/23	210	119
Freeport-McMoRan Inc.	5.400%	11/14/34	200	101
Freeport-McMoRan Inc.	5.450%	3/15/43	225	115
Georgia-Pacific LLC	8.000%	1/15/24	250	316
Freeport-McMoran Oil & Gas LLC /
FCX Oil & Gas Inc	6.500%	11/15/20	75	48
Freeport-McMoran Oil & Gas LLC /
FCX Oil & Gas Inc	6.750%	2/1/22	200	123
Georgia-Pacific LLC	7.375%	12/1/25	100	124
Georgia-Pacific LLC	8.875%	5/15/31	250	350
Glencore Canada Corp.	5.500%	6/15/17	200	195
Goldcorp Inc.	2.125%	3/15/18	200	194
Goldcorp Inc.	3.700%	3/15/23	200	183
Goldcorp Inc.	5.450%	6/9/44	100	81
International Paper Co.	7.500%	8/15/21	450	533
International Paper Co.	3.650%	6/15/24	100	98
International Paper Co.	3.800%	1/15/26	75	74
International Paper Co.	5.000%	9/15/35	100	99
International Paper Co.	7.300%	11/15/39	100	114
International Paper Co.	4.800%	6/15/44	200	181
International Paper Co.	5.150%	5/15/46	200	190
Kinross Gold Corp.	5.125%	9/1/21	75	51
Kinross Gold Corp.	5.950%	3/15/24	100	69
Kinross Gold Corp.	6.875%	9/1/41	50	29
LyondellBasell Industries NV	5.000%	4/15/19	550	585
LyondellBasell Industries NV	6.000%	11/15/21	175	196
LyondellBasell Industries NV	5.750%	4/15/24	175	193
LyondellBasell Industries NV	4.625%	2/26/55	425	344
Meadwestvaco Corp.	7.950%	2/15/31	125	155
Methanex Corp.	3.250%	12/15/19	200	191
Monsanto Co.	2.125%	7/15/19	100	100
Monsanto Co.	2.750%	7/15/21	200	197
Monsanto Co.	5.500%	8/15/25	325	359
Monsanto Co.	4.200%	7/15/34	100	86
Monsanto Co.	5.875%	4/15/38	325	342
Monsanto Co.	4.400%	7/15/44	250	207
Monsanto Co.	3.950%	4/15/45	200	155
Monsanto Co.	4.700%	7/15/64	300	229
Mosaic Co.	3.750%	11/15/21	150	152
Mosaic Co.	4.250%	11/15/23	450	446
Mosaic Co.	5.450%	11/15/33	100	102
Mosaic Co.	5.625%	11/15/43	100	96
Newmont Mining Corp.	3.500%	3/15/22	300	268
Newmont Mining Corp.	5.875%	4/1/35	100	81
Newmont Mining Corp.	4.875%	3/15/42	250	177
Nucor Corp.	5.750%	12/1/17	25	26
Nucor Corp.	5.850%	6/1/18	150	161
Nucor Corp.	6.400%	12/1/37	100	106
Nucor Corp.	5.200%	8/1/43	200	187
Packaging Corp. of America	3.900%	6/15/22	100	102
Packaging Corp. of America	4.500%	11/1/23	350	366
Placer Dome Inc.	6.450%	10/15/35	75	62

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Plum Creek Timberlands LP	4.700%	3/15/21	75	80
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	175	179
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	125	136
Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	250	236
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	275	290
PPG Industries Inc.	2.300%	11/15/19	400	397
Praxair Inc.	5.200%	3/15/17	25	26
Praxair Inc.	4.500%	8/15/19	50	54
Praxair Inc.	3.000%	9/1/21	75	76
Praxair Inc.	2.450%	2/15/22	450	440
Praxair Inc.	2.200%	8/15/22	200	191
Praxair Inc.	3.550%	11/7/42	50	44
Rayonier Inc.	3.750%	4/1/22	50	49
Reliance Steel & Aluminum Co.	4.500%	4/15/23	75	70
Rio Tinto Alcan Inc.	6.125%	12/15/33	225	226
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	150	162
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	550	644
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	75	74
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	300	292
Rio Tinto Finance USA Ltd.	3.750%	6/15/25	500	451
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	90
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	125	114
Rio Tinto Finance USA plc	2.000%	3/22/17	125	124
Rio Tinto Finance USA plc	1.625%	8/21/17	200	197
Rio Tinto Finance USA plc	2.250%	12/14/18	75	73
Rio Tinto Finance USA plc	3.500%	3/22/22	75	71
Rio Tinto Finance USA plc	2.875%	8/21/22	75	68
Rio Tinto Finance USA plc	4.750%	3/22/42	150	127
Rio Tinto Finance USA plc	4.125%	8/21/42	200	156
Rock-Tenn Co.	3.500%	3/1/20	150	152
Rock-Tenn Co.	4.900%	3/1/22	100	106
Rohm & Haas Co.	7.850%	7/15/29	250	322
RPM International Inc.	6.125%	10/15/19	25	27
RPM International Inc.	3.450%	11/15/22	100	96
Sherwin-Williams Co.	3.450%	8/1/25	225	229
Sherwin-Williams Co.	4.550%	8/1/45	90	93
Southern Copper Corp.	5.375%	4/16/20	75	78
Southern Copper Corp.	3.875%	4/23/25	50	44
Southern Copper Corp.	7.500%	7/27/35	300	279
Southern Copper Corp.	6.750%	4/16/40	125	107
Southern Copper Corp.	5.875%	4/23/45	500	382
Syngenta Finance NV	3.125%	3/28/22	100	97
Syngenta Finance NV	4.375%	3/28/42	50	46
Vale Overseas Ltd.	6.250%	1/23/17	50	50
Vale Overseas Ltd.	5.625%	9/15/19	175	158
Vale Overseas Ltd.	4.625%	9/15/20	275	229
Vale Overseas Ltd.	4.375%	1/11/22	700	529
Vale Overseas Ltd.	8.250%	1/17/34	50	40
Vale Overseas Ltd.	6.875%	11/21/36	375	259
Vale Overseas Ltd.	6.875%	11/10/39	450	313
Valspar Corp.	7.250%	6/15/19	100	113
Valspar Corp.	3.950%	1/15/26	200	199
Westlake Chemical Corp.	3.600%	7/15/22	25	25
Weyerhaeuser Co.	7.375%	10/1/19	250	289
Weyerhaeuser Co.	8.500%	1/15/25	50	64
Weyerhaeuser Co.	7.375%	3/15/32	200	238
Weyerhaeuser Co.	6.875%	12/15/33	50	58
Yamana Gold Inc.	4.950%	7/15/24	110	94

Capital Goods (1.5%)
3M Co.	1.375%	8/7/18	100	100
3M Co.	2.000%	8/7/20	100	100
3M Co.	3.000%	8/7/25	100	102
3M Co.	6.375%	2/15/28	100	130
3M Co.	5.700%	3/15/37	125	154
ABB Finance USA Inc.	1.625%	5/8/17	100	100
ABB Finance USA Inc.	4.375%	5/8/42	25	25
Acuity Brands Lighting Inc.	6.000%	12/15/19	50	54
Boeing Co.	6.000%	3/15/19	400	449
Boeing Co.	4.875%	2/15/20	75	84
Boeing Co.	1.650%	10/30/20	100	98

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Boeing Co.	2.200%	10/30/22	100	97
	Boeing Co.	2.500%	3/1/25	500	482
	Boeing Co.	6.625%	2/15/38	50	67
	Boeing Co.	6.875%	3/15/39	75	103
	Boeing Co.	5.875%	2/15/40	275	348
	Carlisle Cos. Inc.	3.750%	11/15/22	75	74
	Caterpillar Financial Services Corp.	1.800%	11/13/18	550	551
	Caterpillar Financial Services Corp.	7.150%	2/15/19	525	601
	Caterpillar Financial Services Corp.	2.250%	12/1/19	550	550
	Caterpillar Financial Services Corp.	2.000%	3/5/20	250	248
	Caterpillar Financial Services Corp.	2.500%	11/13/20	200	200
	Caterpillar Financial Services Corp.	2.750%	8/20/21	100	99
	Caterpillar Financial Services Corp.	3.300%	6/9/24	250	249
	Caterpillar Inc.	1.500%	6/26/17	150	150
	Caterpillar Inc.	3.900%	5/27/21	75	80
	Caterpillar Inc.	2.600%	6/26/22	50	49
	Caterpillar Inc.	3.400%	5/15/24	250	252
	Caterpillar Inc.	3.803%	8/15/42	443	396
	Crane Co.	2.750%	12/15/18	50	50
	Crane Co.	4.450%	12/15/23	50	52
	CRH America Inc.	8.125%	7/15/18	100	114
	CRH America Inc.	5.750%	1/15/21	75	84
	Danaher Corp.	2.300%	6/23/16	50	50
	Danaher Corp.	5.625%	1/15/18	75	81
	Danaher Corp.	1.650%	9/15/18	100	100
	Danaher Corp.	2.400%	9/15/20	100	100
	Danaher Corp.	3.900%	6/23/21	250	266
	Danaher Corp.	3.350%	9/15/25	100	102
	Danaher Corp.	4.375%	9/15/45	250	259
	Deere & Co.	4.375%	10/16/19	175	189
	Deere & Co.	2.600%	6/8/22	325	320
	Deere & Co.	5.375%	10/16/29	125	146
	Deere & Co.	7.125%	3/3/31	100	130
	Deere & Co.	3.900%	6/9/42	75	72
	Dover Corp.	5.450%	3/15/18	200	216
	Dover Corp.	3.150%	11/15/25	200	197
	Dover Corp.	6.600%	3/15/38	75	97
	Eaton Corp.	5.600%	5/15/18	300	324
	Eaton Corp.	2.750%	11/2/22	200	193
	Eaton Corp.	4.000%	11/2/32	25	24
	Eaton Corp.	4.150%	11/2/42	50	46
	Eaton Electric Holdings LLC	3.875%	12/15/20	100	104
	Embraer Netherlands Finance BV	5.050%	6/15/25	150	136
[7]	Embraer Overseas Ltd.	5.696%	9/16/23	451	440
	Emerson Electric Co.	5.250%	10/15/18	250	274
	Emerson Electric Co.	4.875%	10/15/19	25	27
	Emerson Electric Co.	4.250%	11/15/20	25	27
	Emerson Electric Co.	2.625%	12/1/21	150	149
	Emerson Electric Co.	3.150%	6/1/25	200	199
	Emerson Electric Co.	6.000%	8/15/32	275	329
	Exelis Inc.	4.250%	10/1/16	75	76
	Flowserve Corp.	3.500%	9/15/22	250	243
	Flowserve Corp.	4.000%	11/15/23	50	50
	Fortune Brands Home & Security Inc.	3.000%	6/15/20	75	75
	Fortune Brands Home & Security Inc.	4.000%	6/15/25	100	99
[4]	GE Capital Trust I	6.375%	11/15/67	130	135
	General Dynamics Corp.	1.000%	11/15/17	275	274
	General Dynamics Corp.	3.600%	11/15/42	100	93
	General Electric Capital Corp.	1.250%	5/15/17	150	150
	General Electric Capital Corp.	1.600%	11/20/17	175	176
	General Electric Capital Corp.	2.300%	1/14/19	150	152
	General Electric Capital Corp.	6.000%	8/7/19	94	106
	General Electric Capital Corp.	2.100%	12/11/19	25	25
	General Electric Capital Corp.	5.500%	1/8/20	236	265
	General Electric Capital Corp.	2.200%	1/9/20	165	165
	General Electric Capital Corp.	5.550%	5/4/20	108	122
	General Electric Capital Corp.	4.375%	9/16/20	128	139
	General Electric Capital Corp.	4.625%	1/7/21	101	111
	General Electric Capital Corp.	5.300%	2/11/21	172	194
	General Electric Capital Corp.	4.650%	10/17/21	247	272
	General Electric Capital Corp.	3.150%	9/7/22	91	93

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	General Electric Capital Corp.	3.100%	1/9/23	224	227
	General Electric Capital Corp.	3.450%	5/15/24	160	165
	General Electric Capital Corp.	6.750%	3/15/32	505	656
	General Electric Capital Corp.	6.150%	8/7/37	161	201
	General Electric Capital Corp.	5.875%	1/14/38	510	624
	General Electric Capital Corp.	6.875%	1/10/39	208	283
[4]	General Electric Capital Corp.	6.375%	11/15/67	280	292
	General Electric Co.	5.250%	12/6/17	665	711
	General Electric Co.	2.700%	10/9/22	1,100	1,095
	General Electric Co.	4.125%	10/9/42	375	366
	General Electric Co.	4.500%	3/11/44	150	154
	Harris Corp.	1.999%	4/27/18	325	322
	Harris Corp.	2.700%	4/27/20	75	74
	Harris Corp.	4.400%	12/15/20	375	392
	Harris Corp.	3.832%	4/27/25	100	98
	Harris Corp.	4.854%	4/27/35	100	98
	Harris Corp.	6.150%	12/15/40	75	81
	Harris Corp.	5.054%	4/27/45	100	98
	Hexcel Corp.	4.700%	8/15/25	100	99
	Honeywell International Inc.	5.300%	3/15/17	200	210
	Honeywell International Inc.	5.300%	3/1/18	500	540
	Honeywell International Inc.	4.250%	3/1/21	450	492
	Honeywell International Inc.	5.700%	3/15/37	200	241
	Honeywell International Inc.	5.375%	3/1/41	250	297
	Illinois Tool Works Inc.	6.250%	4/1/19	100	113
	Illinois Tool Works Inc.	3.375%	9/15/21	100	103
	Illinois Tool Works Inc.	4.875%	9/15/41	75	82
	Illinois Tool Works Inc.	3.900%	9/1/42	75	71
	Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	500	552
	Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	50	50
	Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	75	78
	Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	25	28
	John Deere Capital Corp.	2.000%	1/13/17	150	152
	John Deere Capital Corp.	2.800%	9/18/17	275	281
	John Deere Capital Corp.	1.200%	10/10/17	200	199
	John Deere Capital Corp.	1.350%	1/16/18	400	398
	John Deere Capital Corp.	1.300%	3/12/18	125	124
	John Deere Capital Corp.	1.750%	8/10/18	75	75
	John Deere Capital Corp.	5.750%	9/10/18	275	303
	John Deere Capital Corp.	1.700%	1/15/20	125	122
	John Deere Capital Corp.	2.050%	3/10/20	250	247
	John Deere Capital Corp.	2.450%	9/11/20	75	75
	John Deere Capital Corp.	2.800%	3/4/21	100	101
	John Deere Capital Corp.	3.900%	7/12/21	100	106
	John Deere Capital Corp.	3.150%	10/15/21	25	25
	John Deere Capital Corp.	2.800%	1/27/23	50	49
	John Deere Capital Corp.	3.400%	9/11/25	75	76
	Kennametal Inc.	2.650%	11/1/19	75	74
	Kennametal Inc.	3.875%	2/15/22	50	49
	L-3 Communications Corp.	1.500%	5/28/17	200	198
	L-3 Communications Corp.	5.200%	10/15/19	100	106
	L-3 Communications Corp.	4.750%	7/15/20	75	78
	L-3 Communications Corp.	4.950%	2/15/21	75	77
	L-3 Communications Corp.	3.950%	5/28/24	103	98
	Lafarge SA	7.125%	7/15/36	100	118
	Leggett & Platt Inc.	3.800%	11/15/24	100	101
	Lockheed Martin Corp.	1.850%	11/23/18	75	75
	Lockheed Martin Corp.	2.500%	11/23/20	140	140
	Lockheed Martin Corp.	3.350%	9/15/21	250	255
	Lockheed Martin Corp.	3.100%	1/15/23	100	100
	Lockheed Martin Corp.	3.550%	1/15/26	330	332
	Lockheed Martin Corp.	3.600%	3/1/35	150	135
	Lockheed Martin Corp.	4.500%	5/15/36	100	101
	Lockheed Martin Corp.	6.150%	9/1/36	375	450
	Lockheed Martin Corp.	5.500%	11/15/39	25	28
	Lockheed Martin Corp.	4.700%	5/15/46	675	691
	Martin Marietta Materials Inc.	6.600%	4/15/18	150	162
	Mohawk Industries Inc.	3.850%	2/1/23	700	705
	Northrop Grumman Corp.	1.750%	6/1/18	275	273
	Northrop Grumman Corp.	3.500%	3/15/21	200	206
	Northrop Grumman Corp.	3.250%	8/1/23	150	150

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Northrop Grumman Corp.	5.050%	11/15/40	50	52
Northrop Grumman Corp.	4.750%	6/1/43	275	283
Owens Corning	4.200%	12/15/22	150	150
Parker Hannifin Corp.	5.500%	5/15/18	50	54
Parker Hannifin Corp.	3.500%	9/15/22	100	103
Parker Hannifin Corp.	6.250%	5/15/38	25	32
Parker-Hannifin Corp.	3.300%	11/21/24	100	101
Parker-Hannifin Corp.	4.450%	11/21/44	200	209
Pentair Finance SA	2.650%	12/1/19	250	242
Precision Castparts Corp.	1.250%	1/15/18	325	323
Precision Castparts Corp.	2.250%	6/15/20	150	149
Precision Castparts Corp.	2.500%	1/15/23	25	24
Precision Castparts Corp.	3.250%	6/15/25	100	99
Precision Castparts Corp.	3.900%	1/15/43	75	70
Precision Castparts Corp.	4.375%	6/15/45	100	100
Raytheon Co.	6.750%	3/15/18	125	138
Raytheon Co.	4.400%	2/15/20	100	108
Raytheon Co.	3.125%	10/15/20	25	26
Raytheon Co.	2.500%	12/15/22	175	171
Raytheon Co.	7.200%	8/15/27	25	33
Raytheon Co.	4.700%	12/15/41	500	542
Republic Services Inc.	3.800%	5/15/18	150	155
Republic Services Inc.	5.500%	9/15/19	150	165
Republic Services Inc.	5.000%	3/1/20	125	136
Republic Services Inc.	5.250%	11/15/21	75	83
Republic Services Inc.	3.550%	6/1/22	50	51
Republic Services Inc.	3.200%	3/15/25	250	241
Republic Services Inc.	6.086%	3/15/35	75	88
Republic Services Inc.	6.200%	3/1/40	125	147
Republic Services Inc.	5.700%	5/15/41	200	225
Rockwell Automation Inc.	5.650%	12/1/17	25	27
Rockwell Automation Inc.	6.700%	1/15/28	50	64
Rockwell Automation Inc.	6.250%	12/1/37	100	124
Rockwell Collins Inc.	5.250%	7/15/19	25	27
Rockwell Collins Inc.	3.100%	11/15/21	50	51
Rockwell Collins Inc.	4.800%	12/15/43	65	69
Roper Technologies Inc.	1.850%	11/15/17	75	75
Roper Technologies Inc.	2.050%	10/1/18	200	199
Roper Technologies Inc.	6.250%	9/1/19	75	83
Roper Technologies Inc.	3.000%	12/15/20	125	125
Roper Technologies Inc.	3.850%	12/15/25	100	100
Snap-on Inc.	6.125%	9/1/21	75	86
Sonoco Products Co.	4.375%	11/1/21	25	26
Sonoco Products Co.	5.750%	11/1/40	345	373
Stanley Black & Decker Inc.	3.400%	12/1/21	150	153
Stanley Black & Decker Inc.	5.200%	9/1/40	125	136
Textron Inc.	3.875%	3/1/25	250	245
United Technologies Corp.	1.800%	6/1/17	225	226
United Technologies Corp.	5.375%	12/15/17	575	618
United Technologies Corp.	4.500%	4/15/20	100	109
United Technologies Corp.	3.100%	6/1/22	535	545
United Technologies Corp.	6.700%	8/1/28	100	127
United Technologies Corp.	7.500%	9/15/29	125	169
United Technologies Corp.	5.400%	5/1/35	150	168
United Technologies Corp.	6.050%	6/1/36	100	121
United Technologies Corp.	6.125%	7/15/38	300	367
United Technologies Corp.	5.700%	4/15/40	100	117
United Technologies Corp.	4.500%	6/1/42	550	552
United Technologies Corp.	4.150%	5/15/45	100	95
Valmont Industries Inc.	5.000%	10/1/44	180	156
Valmont Industries Inc.	5.250%	10/1/54	100	85
Waste Management Inc.	2.600%	9/1/16	125	126
Waste Management Inc.	6.100%	3/15/18	375	409
Waste Management Inc.	4.600%	3/1/21	50	54
Waste Management Inc.	3.500%	5/15/24	100	101
Waste Management Inc.	3.900%	3/1/35	250	234
WW Grainger Inc.	4.600%	6/15/45	250	261

Communication (2.6%)
21st Century Fox America Inc.	4.500%	2/15/21	200	215
21st Century Fox America Inc.	3.000%	9/15/22	150	148

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[7]	21st Century Fox America Inc.	3.700%	10/15/25	100	100
	21st Century Fox America Inc.	6.550%	3/15/33	300	344
	21st Century Fox America Inc.	6.200%	12/15/34	350	396
	21st Century Fox America Inc.	6.400%	12/15/35	365	420
	21st Century Fox America Inc.	8.150%	10/17/36	175	232
	21st Century Fox America Inc.	6.150%	3/1/37	100	111
	21st Century Fox America Inc.	6.900%	8/15/39	100	118
	21st Century Fox America Inc.	6.150%	2/15/41	250	281
	21st Century Fox America Inc.	4.750%	9/15/44	100	96
	21st Century Fox America Inc.	7.750%	12/1/45	100	130
	America Movil SAB de CV	5.625%	11/15/17	150	159
	America Movil SAB de CV	5.000%	10/16/19	400	431
	America Movil SAB de CV	6.375%	3/1/35	175	194
	America Movil SAB de CV	6.125%	11/15/37	150	165
	America Movil SAB de CV	6.125%	3/30/40	475	521
	America Movil SAB de CV	4.375%	7/16/42	250	224
	American Tower Corp.	4.500%	1/15/18	225	235
	American Tower Corp.	2.800%	6/1/20	75	74
	American Tower Corp.	3.450%	9/15/21	600	603
	American Tower Corp.	5.900%	11/1/21	500	557
	American Tower Corp.	3.500%	1/31/23	50	49
	American Tower Corp.	4.000%	6/1/25	100	98
	AT&T Inc.	1.700%	6/1/17	425	426
	AT&T Inc.	1.400%	12/1/17	200	199
	AT&T Inc.	5.500%	2/1/18	100	107
	AT&T Inc.	5.600%	5/15/18	450	489
	AT&T Inc.	2.375%	11/27/18	400	403
	AT&T Inc.	5.800%	2/15/19	250	276
	AT&T Inc.	2.300%	3/11/19	100	100
	AT&T Inc.	2.450%	6/30/20	500	494
	AT&T Inc.	4.450%	5/15/21	275	292
	AT&T Inc.	3.875%	8/15/21	250	259
	AT&T Inc.	3.000%	2/15/22	300	295
	AT&T Inc.	3.000%	6/30/22	500	486
	AT&T Inc.	2.625%	12/1/22	350	332
	AT&T Inc.	3.400%	5/15/25	975	937
	AT&T Inc.	6.450%	6/15/34	315	354
	AT&T Inc.	4.500%	5/15/35	200	186
	AT&T Inc.	6.500%	9/1/37	225	253
	AT&T Inc.	6.300%	1/15/38	350	383
	AT&T Inc.	6.550%	2/15/39	50	56
	AT&T Inc.	5.350%	9/1/40	881	871
	AT&T Inc.	5.550%	8/15/41	275	277
	AT&T Inc.	4.300%	12/15/42	271	232
	AT&T Inc.	4.800%	6/15/44	600	550
	AT&T Inc.	4.350%	6/15/45	374	322
	AT&T Inc.	4.750%	5/15/46	600	550
	AT&T Mobility LLC	7.125%	12/15/31	175	213
	Bellsouth Capital Funding Corp.	7.875%	2/15/30	103	123
	BellSouth LLC	6.875%	10/15/31	78	86
	BellSouth LLC	6.550%	6/15/34	79	84
	BellSouth LLC	6.000%	11/15/34	89	89
	BellSouth Telecommunications LLC	6.375%	6/1/28	45	49
	British Telecommunications plc	5.950%	1/15/18	300	324
	British Telecommunications plc	9.625%	12/15/30	440	642
	CBS Corp.	5.750%	4/15/20	115	127
	CBS Corp.	4.300%	2/15/21	275	286
	CBS Corp.	3.500%	1/15/25	300	286
	CBS Corp.	4.000%	1/15/26	150	146
	CBS Corp.	5.900%	10/15/40	275	286
	CBS Corp.	4.600%	1/15/45	125	108
	CC Holdings GS V LLC / Crown Castle
	GS III Corp.	3.849%	4/15/23	250	245
[7]	CCO Safari II LLC	3.579%	7/23/20	475	472
[7]	CCO Safari II LLC	4.464%	7/23/22	500	499
[7]	CCO Safari II LLC	4.908%	7/23/25	750	748
[7]	CCO Safari II LLC	6.384%	10/23/35	350	352
[7]	CCO Safari II LLC	6.484%	10/23/45	600	604
[7]	CCO Safari II LLC	6.834%	10/23/55	75	74
	Comcast Cable Communications
	Holdings Inc.	9.455%	11/15/22	139	193

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Comcast Cable Communications LLC	8.875%	5/1/17	500	548
Comcast Corp.	5.875%	2/15/18	325	353
Comcast Corp.	5.700%	5/15/18	175	191
Comcast Corp.	5.700%	7/1/19	850	952
Comcast Corp.	5.150%	3/1/20	325	363
Comcast Corp.	3.375%	2/15/25	150	151
Comcast Corp.	3.375%	8/15/25	250	253
Comcast Corp.	4.250%	1/15/33	275	274
Comcast Corp.	4.200%	8/15/34	175	173
Comcast Corp.	5.650%	6/15/35	400	464
Comcast Corp.	4.400%	8/15/35	200	202
Comcast Corp.	6.500%	11/15/35	750	941
Comcast Corp.	6.450%	3/15/37	75	93
Comcast Corp.	6.950%	8/15/37	225	294
Comcast Corp.	4.650%	7/15/42	535	541
Comcast Corp.	4.500%	1/15/43	125	125
Comcast Corp.	4.600%	8/15/45	350	354
Deutsche Telekom International
Finance BV	6.750%	8/20/18	75	84
Deutsche Telekom International
Finance BV	6.000%	7/8/19	150	166
Deutsche Telekom International
Finance BV	8.750%	6/15/30	700	966
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	5.875%	10/1/19	750	835
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	4.600%	2/15/21	175	185
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	5.000%	3/1/21	750	810
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	4.450%	4/1/24	100	102
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	3.950%	1/15/25	200	197
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	6.350%	3/15/40	100	108
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	6.000%	8/15/40	300	307
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	5.150%	3/15/42	375	349
Discovery Communications LLC	5.050%	6/1/20	350	373
Discovery Communications LLC	4.375%	6/15/21	25	26
Discovery Communications LLC	3.300%	5/15/22	125	118
Discovery Communications LLC	3.250%	4/1/23	100	92
Discovery Communications LLC	3.450%	3/15/25	150	136
Discovery Communications LLC	4.950%	5/15/42	150	126
Discovery Communications LLC	4.875%	4/1/43	125	103
Embarq Corp.	7.995%	6/1/36	300	308
Grupo Televisa SAB	6.625%	3/18/25	100	115
Grupo Televisa SAB	4.625%	1/30/26	200	200
Grupo Televisa SAB	6.625%	1/15/40	175	184
Historic TW Inc.	9.150%	2/1/23	195	254
Historic TW Inc.	6.625%	5/15/29	175	205
Interpublic Group of Cos. Inc.	3.750%	2/15/23	300	289
Interpublic Group of Cos. Inc.	4.200%	4/15/24	175	174
Koninklijke KPN NV	8.375%	10/1/30	175	229
McGraw Hill Financial Inc.	2.500%	8/15/18	100	101
McGraw Hill Financial Inc.	3.300%	8/14/20	125	126
McGraw Hill Financial Inc.	4.000%	6/15/25	125	125
McGraw Hill Financial Inc.	4.400%	2/15/26	200	205
McGraw Hill Financial Inc.	6.550%	11/15/37	150	171
Moody’s Corp.	4.500%	9/1/22	175	186
Moody’s Corp.	4.875%	2/15/24	250	267
Moody’s Corp.	5.250%	7/15/44	250	257
NBCUniversal Media LLC	5.150%	4/30/20	125	140
NBCUniversal Media LLC	4.375%	4/1/21	175	190
NBCUniversal Media LLC	2.875%	1/15/23	225	223
NBCUniversal Media LLC	6.400%	4/30/40	300	373
NBCUniversal Media LLC	5.950%	4/1/41	150	180
NBCUniversal Media LLC	4.450%	1/15/43	225	220
New Cingular Wireless Services Inc.	8.750%	3/1/31	75	103
Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	25	25

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Omnicom Group Inc.	4.450%	8/15/20	300	320
Omnicom Group Inc.	3.625%	5/1/22	325	329
Omnicom Group Inc.	3.650%	11/1/24	200	200
Orange SA	4.125%	9/14/21	325	343
Orange SA	9.000%	3/1/31	425	601
Orange SA	5.375%	1/13/42	150	158
Orange SA	5.500%	2/6/44	250	265
Pacific Bell Telephone Co.	7.125%	3/15/26	50	61
Qwest Corp.	6.500%	6/1/17	100	106
Qwest Corp.	6.750%	12/1/21	200	209
Qwest Corp.	7.250%	9/15/25	25	27
Qwest Corp.	6.875%	9/15/33	446	431
Qwest Corp.	7.125%	11/15/43	100	95
RELX Capital Inc.	3.125%	10/15/22	282	273
Rogers Communications Inc.	6.800%	8/15/18	150	168
Rogers Communications Inc.	3.000%	3/15/23	205	200
Rogers Communications Inc.	4.100%	10/1/23	175	183
Rogers Communications Inc.	4.500%	3/15/43	65	61
Rogers Communications Inc.	5.000%	3/15/44	240	243
Scripps Networks Interactive Inc.	2.750%	11/15/19	150	148
Scripps Networks Interactive Inc.	2.800%	6/15/20	100	98
Scripps Networks Interactive Inc.	3.900%	11/15/24	50	48
Telefonica Emisiones SAU	3.192%	4/27/18	325	331
Telefonica Emisiones SAU	5.877%	7/15/19	100	111
Telefonica Emisiones SAU	5.134%	4/27/20	225	246
Telefonica Emisiones SAU	5.462%	2/16/21	225	251
Telefonica Emisiones SAU	4.570%	4/27/23	500	523
Telefonica Emisiones SAU	7.045%	6/20/36	425	514
Thomson Reuters Corp.	1.650%	9/29/17	200	199
Thomson Reuters Corp.	4.700%	10/15/19	300	322
Thomson Reuters Corp.	3.850%	9/29/24	100	99
Thomson Reuters Corp.	5.500%	8/15/35	75	76
Thomson Reuters Corp.	5.850%	4/15/40	150	158
Thomson Reuters Corp.	5.650%	11/23/43	225	234
Time Warner Cable Inc.	5.850%	5/1/17	275	288
Time Warner Cable Inc.	6.750%	7/1/18	850	931
Time Warner Cable Inc.	8.750%	2/14/19	200	232
Time Warner Cable Inc.	8.250%	4/1/19	225	259
Time Warner Cable Inc.	5.000%	2/1/20	350	370
Time Warner Cable Inc.	6.550%	5/1/37	200	202
Time Warner Cable Inc.	6.750%	6/15/39	200	205
Time Warner Cable Inc.	5.875%	11/15/40	600	567
Time Warner Cable Inc.	4.500%	9/15/42	350	275
Time Warner Entertainment Co. LP	8.375%	3/15/23	175	215
Time Warner Entertainment Co. LP	8.375%	7/15/33	250	296
Time Warner Inc.	4.875%	3/15/20	350	379
Time Warner Inc.	4.700%	1/15/21	50	54
Time Warner Inc.	4.750%	3/29/21	675	726
Time Warner Inc.	3.600%	7/15/25	225	219
Time Warner Inc.	3.875%	1/15/26	100	99
Time Warner Inc.	7.625%	4/15/31	300	372
Time Warner Inc.	7.700%	5/1/32	375	468
Time Warner Inc.	6.500%	11/15/36	175	198
Time Warner Inc.	6.200%	3/15/40	100	110
Time Warner Inc.	6.100%	7/15/40	175	189
Time Warner Inc.	6.250%	3/29/41	50	56
Time Warner Inc.	4.900%	6/15/42	325	306
Time Warner Inc.	5.350%	12/15/43	25	25
Time Warner Inc.	4.850%	7/15/45	100	95
Verizon Communications Inc.	1.350%	6/9/17	200	199
Verizon Communications Inc.	5.500%	2/15/18	475	511
Verizon Communications Inc.	3.650%	9/14/18	560	584
Verizon Communications Inc.	6.350%	4/1/19	250	281
Verizon Communications Inc.	2.625%	2/21/20	539	541
Verizon Communications Inc.	4.500%	9/15/20	560	602
Verizon Communications Inc.	3.450%	3/15/21	300	307
Verizon Communications Inc.	4.600%	4/1/21	775	835
Verizon Communications Inc.	3.000%	11/1/21	800	802
Verizon Communications Inc.	3.500%	11/1/21	100	102
Verizon Communications Inc.	5.150%	9/15/23	1,230	1,349
Verizon Communications Inc.	4.150%	3/15/24	300	308

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Verizon Communications Inc.	3.500%	11/1/24	100	99
Verizon Communications Inc.	7.750%	12/1/30	300	383
Verizon Communications Inc.	6.400%	9/15/33	454	519
Verizon Communications Inc.	5.050%	3/15/34	225	225
Verizon Communications Inc.	4.400%	11/1/34	250	234
Verizon Communications Inc.	5.850%	9/15/35	425	456
Verizon Communications Inc.	4.272%	1/15/36	888	802
Verizon Communications Inc.	6.250%	4/1/37	60	67
Verizon Communications Inc.	6.400%	2/15/38	375	427
Verizon Communications Inc.	6.900%	4/15/38	165	198
Verizon Communications Inc.	4.750%	11/1/41	200	184
Verizon Communications Inc.	6.550%	9/15/43	1,312	1,553
Verizon Communications Inc.	4.862%	8/21/46	581	548
Verizon Communications Inc.	4.522%	9/15/48	1,088	974
Verizon Communications Inc.	5.012%	8/21/54	574	526
Verizon Communications Inc.	4.672%	3/15/55	888	770
Verizon New York Inc.	7.375%	4/1/32	350	395
Viacom Inc.	2.500%	12/15/16	175	175
Viacom Inc.	3.500%	4/1/17	50	51
Viacom Inc.	6.125%	10/5/17	75	80
Viacom Inc.	2.500%	9/1/18	125	125
Viacom Inc.	2.200%	4/1/19	300	293
Viacom Inc.	5.625%	9/15/19	275	297
Viacom Inc.	3.875%	12/15/21	25	25
Viacom Inc.	3.125%	6/15/22	50	46
Viacom Inc.	4.250%	9/1/23	75	72
Viacom Inc.	3.875%	4/1/24	300	280
Viacom Inc.	6.875%	4/30/36	375	368
Viacom Inc.	4.375%	3/15/43	106	78
Viacom Inc.	5.850%	9/1/43	75	67
Viacom Inc.	5.250%	4/1/44	300	247
Vodafone Group plc	5.625%	2/27/17	250	261
Vodafone Group plc	1.625%	3/20/17	625	624
Vodafone Group plc	1.250%	9/26/17	475	470
Vodafone Group plc	1.500%	2/19/18	50	50
Vodafone Group plc	5.450%	6/10/19	150	165
Vodafone Group plc	2.500%	9/26/22	75	69
Vodafone Group plc	2.950%	2/19/23	415	393
Vodafone Group plc	7.875%	2/15/30	150	183
Vodafone Group plc	6.150%	2/27/37	225	223
Vodafone Group plc	4.375%	2/19/43	150	124
Walt Disney Co.	1.100%	12/1/17	400	399
Walt Disney Co.	5.875%	12/15/17	175	190
Walt Disney Co.	1.500%	9/17/18	100	100
Walt Disney Co.	1.850%	5/30/19	50	50
Walt Disney Co.	2.150%	9/17/20	150	150
Walt Disney Co.	2.750%	8/16/21	100	102
Walt Disney Co.	2.350%	12/1/22	75	74
Walt Disney Co.	3.150%	9/17/25	150	152
Walt Disney Co.	4.375%	8/16/41	75	78
Walt Disney Co.	4.125%	12/1/41	275	274
Walt Disney Co.	3.700%	12/1/42	125	116
Walt Disney Co.	4.125%	6/1/44	75	76
WPP Finance 2010	4.750%	11/21/21	208	224
WPP Finance 2010	3.625%	9/7/22	200	200
WPP Finance 2010	3.750%	9/19/24	100	99

Consumer Cyclical (2.1%)
Advance Auto Parts Inc.	5.750%	5/1/20	425	463
Alibaba Group Holding Ltd.	1.625%	11/28/17	275	272
Alibaba Group Holding Ltd.	2.500%	11/28/19	360	353
Alibaba Group Holding Ltd.	3.125%	11/28/21	300	292
Alibaba Group Holding Ltd.	3.600%	11/28/24	400	385
Alibaba Group Holding Ltd.	4.500%	11/28/34	80	76
Amazon.com Inc.	1.200%	11/29/17	200	199
Amazon.com Inc.	2.600%	12/5/19	375	381
Amazon.com Inc.	3.300%	12/5/21	200	206
Amazon.com Inc.	2.500%	11/29/22	150	145
Amazon.com Inc.	3.800%	12/5/24	120	125
Amazon.com Inc.	4.800%	12/5/34	200	210
Amazon.com Inc.	4.950%	12/5/44	350	373

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	American Honda Finance Corp.	1.550%	12/11/17	500	500
	American Honda Finance Corp.	1.600%	7/13/18	100	99
	American Honda Finance Corp.	2.125%	10/10/18	125	126
	American Honda Finance Corp.	2.250%	8/15/19	275	276
	American Honda Finance Corp.	2.450%	9/24/20	125	125
	Automatic Data Processing Inc.	2.250%	9/15/20	175	176
	Automatic Data Processing Inc.	3.375%	9/15/25	200	204
	AutoNation Inc.	6.750%	4/15/18	50	55
	AutoNation Inc.	5.500%	2/1/20	55	60
	AutoNation Inc.	3.350%	1/15/21	60	60
	AutoNation Inc.	4.500%	10/1/25	50	51
	AutoZone Inc.	1.300%	1/13/17	25	25
	AutoZone Inc.	7.125%	8/1/18	250	280
	AutoZone Inc.	3.700%	4/15/22	350	356
	AutoZone Inc.	2.875%	1/15/23	50	48
	AutoZone Inc.	3.125%	7/15/23	125	122
	Bed Bath & Beyond Inc.	4.915%	8/1/34	50	45
	Bed Bath & Beyond Inc.	5.165%	8/1/44	150	128
	Best Buy Co. Inc.	5.500%	3/15/21	25	26
	Block Financial LLC	4.125%	10/1/20	94	95
	Block Financial LLC	5.500%	11/1/22	75	79
	Block Financial LLC	5.250%	10/1/25	100	102
	BorgWarner Inc.	4.625%	9/15/20	25	27
	BorgWarner Inc.	3.375%	3/15/25	75	71
	BorgWarner Inc.	4.375%	3/15/45	100	89
	Brinker International Inc.	2.600%	5/15/18	25	25
	Brinker International Inc.	3.875%	5/15/23	25	24
	Carnival Corp.	3.950%	10/15/20	100	105
	Coach Inc.	4.250%	4/1/25	70	67
	Costco Wholesale Corp.	5.500%	3/15/17	200	210
	Costco Wholesale Corp.	1.700%	12/15/19	200	198
	Costco Wholesale Corp.	1.750%	2/15/20	200	198
	Costco Wholesale Corp.	2.250%	2/15/22	100	98
	Cummins Inc.	7.125%	3/1/28	100	131
	Cummins Inc.	4.875%	10/1/43	125	129
	CVS Health Corp.	1.900%	7/20/18	550	549
	CVS Health Corp.	2.250%	12/5/18	300	302
	CVS Health Corp.	2.250%	8/12/19	500	500
	CVS Health Corp.	2.800%	7/20/20	475	477
	CVS Health Corp.	3.500%	7/20/22	150	153
	CVS Health Corp.	2.750%	12/1/22	150	146
[7]	CVS Health Corp.	4.750%	12/1/22	50	54
	CVS Health Corp.	4.000%	12/5/23	195	203
	CVS Health Corp.	3.375%	8/12/24	750	741
[7]	CVS Health Corp.	5.000%	12/1/24	100	108
	CVS Health Corp.	3.875%	7/20/25	525	534
	CVS Health Corp.	4.875%	7/20/35	355	367
	CVS Health Corp.	6.125%	9/15/39	125	146
	CVS Health Corp.	5.750%	5/15/41	75	85
	CVS Health Corp.	5.300%	12/5/43	50	54
	CVS Health Corp.	5.125%	7/20/45	625	659
	Daimler Finance North America LLC	8.500%	1/18/31	250	363
	Delphi Automotive plc	3.150%	11/19/20	150	150
	Delphi Automotive plc	4.250%	1/15/26	350	351
	Delphi Corp.	4.150%	3/15/24	125	126
	Dollar General Corp.	3.250%	4/15/23	150	143
	Dollar General Corp.	4.150%	11/1/25	205	203
	eBay Inc.	2.200%	8/1/19	300	296
	eBay Inc.	3.250%	10/15/20	75	76
	eBay Inc.	2.875%	8/1/21	125	123
	eBay Inc.	2.600%	7/15/22	450	418
	eBay Inc.	3.450%	8/1/24	200	191
	eBay Inc.	4.000%	7/15/42	25	20
	Expedia Inc.	5.950%	8/15/20	75	82
	Expedia Inc.	4.500%	8/15/24	100	96
[7]	Expedia Inc.	5.000%	2/15/26	275	270
	Ford Motor Co.	6.625%	10/1/28	425	489
	Ford Motor Co.	6.375%	2/1/29	100	112
	Ford Motor Co.	7.450%	7/16/31	375	460
	Ford Motor Co.	7.400%	11/1/46	100	122
	Ford Motor Credit Co. LLC	4.250%	2/3/17	100	102

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Ford Motor Credit Co. LLC	6.625%	8/15/17	325	347
Ford Motor Credit Co. LLC	1.724%	12/6/17	200	197
Ford Motor Credit Co. LLC	2.145%	1/9/18	500	497
Ford Motor Credit Co. LLC	5.000%	5/15/18	650	680
Ford Motor Credit Co. LLC	2.375%	3/12/19	550	542
Ford Motor Credit Co. LLC	2.597%	11/4/19	550	540
Ford Motor Credit Co. LLC	8.125%	1/15/20	250	295
Ford Motor Credit Co. LLC	3.157%	8/4/20	200	199
Ford Motor Credit Co. LLC	3.200%	1/15/21	450	446
Ford Motor Credit Co. LLC	5.750%	2/1/21	250	277
Ford Motor Credit Co. LLC	5.875%	8/2/21	325	363
Ford Motor Credit Co. LLC	4.375%	8/6/23	225	231
Ford Motor Credit Co. LLC	3.664%	9/8/24	200	195
Ford Motor Credit Co. LLC	4.134%	8/4/25	300	298
Gap Inc.	5.950%	4/12/21	275	291
General Motors Co.	3.500%	10/2/18	100	101
General Motors Co.	4.875%	10/2/23	250	255
General Motors Co.	4.000%	4/1/25	100	95
General Motors Co.	5.000%	4/1/35	165	154
General Motors Co.	6.250%	10/2/43	210	222
General Motors Co.	5.200%	4/1/45	250	235
General Motors Financial Co. Inc.	2.625%	7/10/17	60	60
General Motors Financial Co. Inc.	4.750%	8/15/17	75	78
General Motors Financial Co. Inc.	3.000%	9/25/17	45	45
General Motors Financial Co. Inc.	3.250%	5/15/18	90	91
General Motors Financial Co. Inc.	6.750%	6/1/18	335	363
General Motors Financial Co. Inc.	3.100%	1/15/19	275	276
General Motors Financial Co. Inc.	3.500%	7/10/19	230	231
General Motors Financial Co. Inc.	3.150%	1/15/20	65	64
General Motors Financial Co. Inc.	3.200%	7/13/20	700	688
General Motors Financial Co. Inc.	3.700%	11/24/20	275	275
General Motors Financial Co. Inc.	4.375%	9/25/21	100	101
General Motors Financial Co. Inc.	3.450%	4/10/22	205	196
General Motors Financial Co. Inc.	4.250%	5/15/23	125	123
General Motors Financial Co. Inc.	4.000%	1/15/25	175	166
General Motors Financial Co. Inc.	4.300%	7/13/25	300	292
Harley-Davidson Inc.	3.500%	7/28/25	100	100
Harley-Davidson Inc.	4.625%	7/28/45	100	98
Harman International Industries Inc.	4.150%	5/15/25	100	96
Home Depot Inc.	3.950%	9/15/20	100	107
Home Depot Inc.	4.400%	4/1/21	975	1,072
Home Depot Inc.	2.625%	6/1/22	140	140
Home Depot Inc.	3.750%	2/15/24	200	213
Home Depot Inc.	5.875%	12/16/36	725	882
Home Depot Inc.	5.400%	9/15/40	75	87
Home Depot Inc.	5.950%	4/1/41	125	155
Home Depot Inc.	4.200%	4/1/43	100	100
Home Depot Inc.	4.875%	2/15/44	200	220
Home Depot Inc.	4.250%	4/1/46	130	132
Hyatt Hotels Corp.	5.375%	8/15/21	50	55
Hyatt Hotels Corp.	3.375%	7/15/23	25	24
Johnson Controls Inc.	5.000%	3/30/20	125	134
Johnson Controls Inc.	4.250%	3/1/21	150	155
Johnson Controls Inc.	3.750%	12/1/21	100	100
Johnson Controls Inc.	3.625%	7/2/24	135	129
Johnson Controls Inc.	6.000%	1/15/36	50	51
Johnson Controls Inc.	5.250%	12/1/41	100	92
Johnson Controls Inc.	4.950%	7/2/64	50	41
Kohl’s Corp.	4.000%	11/1/21	200	205
Kohl’s Corp.	4.250%	7/17/25	100	97
Kohl’s Corp.	5.550%	7/17/45	75	70
Lowe’s Cos. Inc.	6.100%	9/15/17	75	81
Lowe’s Cos. Inc.	3.750%	4/15/21	500	527
Lowe’s Cos. Inc.	3.875%	9/15/23	75	79
Lowe’s Cos. Inc.	3.125%	9/15/24	100	100
Lowe’s Cos. Inc.	3.375%	9/15/25	200	203
Lowe’s Cos. Inc.	6.875%	2/15/28	25	32
Lowe’s Cos. Inc.	6.500%	3/15/29	200	249
Lowe’s Cos. Inc.	5.800%	10/15/36	175	207
Lowe’s Cos. Inc.	5.125%	11/15/41	375	415
Lowe’s Cos. Inc.	5.000%	9/15/43	50	55

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Lowe’s Cos. Inc.	4.375%	9/15/45	125	128
Macy’s Retail Holdings Inc.	7.450%	7/15/17	325	350
Macy’s Retail Holdings Inc.	3.450%	1/15/21	125	124
Macy’s Retail Holdings Inc.	3.625%	6/1/24	100	93
Macy’s Retail Holdings Inc.	6.900%	4/1/29	225	255
Macy’s Retail Holdings Inc.	4.500%	12/15/34	100	83
Macy’s Retail Holdings Inc.	6.375%	3/15/37	125	126
Macy’s Retail Holdings Inc.	5.125%	1/15/42	175	153
Magna International Inc.	3.625%	6/15/24	120	118
Magna International Inc.	4.150%	10/1/25	100	102
Marriott International Inc.	6.375%	6/15/17	50	53
Marriott International Inc.	3.000%	3/1/19	50	51
Marriott International Inc.	3.375%	10/15/20	225	229
Marriott International Inc.	2.875%	3/1/21	75	74
Marriott International Inc.	3.125%	10/15/21	50	50
Marriott International Inc.	3.750%	10/1/25	100	98
MasterCard Inc.	2.000%	4/1/19	75	75
MasterCard Inc.	3.375%	4/1/24	150	153
McDonald’s Corp.	5.300%	3/15/17	125	130
McDonald’s Corp.	5.800%	10/15/17	325	347
McDonald’s Corp.	5.350%	3/1/18	100	107
McDonald’s Corp.	5.000%	2/1/19	100	108
McDonald’s Corp.	1.875%	5/29/19	75	74
McDonald’s Corp.	2.750%	12/9/20	75	75
McDonald’s Corp.	3.625%	5/20/21	175	180
McDonald’s Corp.	3.375%	5/26/25	175	172
McDonald’s Corp.	3.700%	1/30/26	300	299
McDonald’s Corp.	4.700%	12/9/35	125	124
McDonald’s Corp.	6.300%	10/15/37	50	59
McDonald’s Corp.	5.700%	2/1/39	100	109
McDonald’s Corp.	3.700%	2/15/42	375	311
McDonald’s Corp.	3.625%	5/1/43	25	21
McDonald’s Corp.	4.600%	5/26/45	210	201
McDonald’s Corp.	4.875%	12/9/45	300	301
Metropolitan Museum of Art New York
Revenue	3.400%	7/1/45	75	68
NIKE Inc.	3.625%	5/1/43	50	46
NIKE Inc.	3.875%	11/1/45	325	314
Nordstrom Inc.	6.250%	1/15/18	75	81
Nordstrom Inc.	4.750%	5/1/20	250	270
Nordstrom Inc.	4.000%	10/15/21	175	184
Nordstrom Inc.	5.000%	1/15/44	115	119
NVR Inc.	3.950%	9/15/22	100	100
O’Reilly Automotive Inc.	4.875%	1/14/21	25	27
O’Reilly Automotive Inc.	3.850%	6/15/23	50	51
PACCAR Financial Corp.	1.600%	3/15/17	25	25
PACCAR Financial Corp.	1.400%	11/17/17	85	85
PACCAR Financial Corp.	1.450%	3/9/18	100	99
PACCAR Financial Corp.	1.750%	8/14/18	50	50
PACCAR Financial Corp.	2.200%	9/15/19	50	50
PACCAR Financial Corp.	2.500%	8/14/20	75	74
QVC Inc.	3.125%	4/1/19	125	124
QVC Inc.	5.125%	7/2/22	25	25
QVC Inc.	4.850%	4/1/24	125	119
QVC Inc.	5.950%	3/15/43	125	106
Ralph Lauren Corp.	2.125%	9/26/18	50	50
Ralph Lauren Corp.	2.625%	8/18/20	50	50
Ross Stores Inc.	3.375%	9/15/24	50	49
Signet UK Finance plc	4.700%	6/15/24	75	74
Staples Inc.	4.375%	1/12/23	100	96
Starbucks Corp.	2.700%	6/15/22	75	75
Starbucks Corp.	3.850%	10/1/23	250	266
Starbucks Corp.	4.300%	6/15/45	50	52
Starwood Hotels & Resorts Worldwide
Inc.	3.125%	2/15/23	100	98
Starwood Hotels & Resorts Worldwide
Inc.	3.750%	3/15/25	175	171
Starwood Hotels & Resorts Worldwide
Inc.	4.500%	10/1/34	50	44
Target Corp.	5.375%	5/1/17	225	237
Target Corp.	6.000%	1/15/18	200	218

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Target Corp.	2.300%	6/26/19	200	203
Target Corp.	2.900%	1/15/22	175	178
Target Corp.	3.500%	7/1/24	175	181
Target Corp.	6.350%	11/1/32	175	219
Target Corp.	6.500%	10/15/37	203	263
Target Corp.	7.000%	1/15/38	125	171
Target Corp.	4.000%	7/1/42	150	147
Tiffany & Co.	4.900%	10/1/44	50	47
TJX Cos. Inc.	6.950%	4/15/19	150	173
TJX Cos. Inc.	2.750%	6/15/21	125	127
TJX Cos. Inc.	2.500%	5/15/23	300	290
Toyota Motor Credit Corp.	2.050%	1/12/17	450	454
Toyota Motor Credit Corp.	1.125%	5/16/17	300	300
Toyota Motor Credit Corp.	1.250%	10/5/17	175	174
Toyota Motor Credit Corp.	1.375%	1/10/18	300	299
Toyota Motor Credit Corp.	1.450%	1/12/18	100	100
Toyota Motor Credit Corp.	2.000%	10/24/18	25	25
Toyota Motor Credit Corp.	2.125%	7/18/19	500	500
Toyota Motor Credit Corp.	2.150%	3/12/20	250	251
Toyota Motor Credit Corp.	4.250%	1/11/21	125	135
Toyota Motor Credit Corp.	2.750%	5/17/21	200	202
Toyota Motor Credit Corp.	3.400%	9/15/21	75	78
Toyota Motor Credit Corp.	3.300%	1/12/22	275	283
Toyota Motor Credit Corp.	2.800%	7/13/22	100	100
Toyota Motor Credit Corp.	2.625%	1/10/23	200	197
VF Corp.	5.950%	11/1/17	75	81
VF Corp.	3.500%	9/1/21	200	209
VF Corp.	6.450%	11/1/37	50	64
Visa Inc.	1.200%	12/14/17	800	799
Visa Inc.	2.200%	12/14/20	600	599
Visa Inc.	2.800%	12/14/22	250	251
Visa Inc.	3.150%	12/14/25	975	977
Visa Inc.	4.150%	12/14/35	275	278
Visa Inc.	4.300%	12/14/45	600	608
Wal-Mart Stores Inc.	5.375%	4/5/17	25	26
Wal-Mart Stores Inc.	5.800%	2/15/18	425	464
Wal-Mart Stores Inc.	1.125%	4/11/18	150	149
Wal-Mart Stores Inc.	1.950%	12/15/18	75	76
Wal-Mart Stores Inc.	3.625%	7/8/20	25	27
Wal-Mart Stores Inc.	3.250%	10/25/20	325	343
Wal-Mart Stores Inc.	4.250%	4/15/21	200	221
Wal-Mart Stores Inc.	2.550%	4/11/23	150	148
Wal-Mart Stores Inc.	3.300%	4/22/24	350	361
Wal-Mart Stores Inc.	5.875%	4/5/27	725	886
Wal-Mart Stores Inc.	7.550%	2/15/30	175	247
Wal-Mart Stores Inc.	5.250%	9/1/35	150	171
Wal-Mart Stores Inc.	6.500%	8/15/37	900	1,160
Wal-Mart Stores Inc.	6.200%	4/15/38	300	377
Wal-Mart Stores Inc.	5.000%	10/25/40	245	269
Wal-Mart Stores Inc.	5.625%	4/15/41	435	516
Wal-Mart Stores Inc.	4.000%	4/11/43	274	266
Wal-Mart Stores Inc.	4.300%	4/22/44	175	178
Walgreen Co.	3.100%	9/15/22	200	194
Walgreen Co.	4.400%	9/15/42	75	64
Walgreens Boots Alliance Inc.	1.750%	11/17/17	200	199
Walgreens Boots Alliance Inc.	2.700%	11/18/19	350	350
Walgreens Boots Alliance Inc.	3.300%	11/18/21	225	220
Walgreens Boots Alliance Inc.	3.800%	11/18/24	275	268
Walgreens Boots Alliance Inc.	4.500%	11/18/34	125	114
Walgreens Boots Alliance Inc.	4.800%	11/18/44	250	227
Western Union Co.	5.253%	4/1/20	133	143
Western Union Co.	6.200%	11/17/36	75	73
Western Union Co.	6.200%	6/21/40	50	47
Wyndham Worldwide Corp.	2.950%	3/1/17	50	50
Wyndham Worldwide Corp.	2.500%	3/1/18	50	50
Wyndham Worldwide Corp.	4.250%	3/1/22	175	175
Wyndham Worldwide Corp.	3.900%	3/1/23	50	48

Consumer Noncyclical (3.9%)
Abbott Laboratories	5.125%	4/1/19	350	385
Abbott Laboratories	2.000%	3/15/20	200	199

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Abbott Laboratories	4.125%	5/27/20	25	27
	Abbott Laboratories	2.550%	3/15/22	250	248
	Abbott Laboratories	2.950%	3/15/25	175	173
	Abbott Laboratories	6.150%	11/30/37	175	218
	Abbott Laboratories	6.000%	4/1/39	25	31
	Abbott Laboratories	5.300%	5/27/40	100	112
	AbbVie Inc.	1.750%	11/6/17	600	599
	AbbVie Inc.	1.800%	5/14/18	600	598
	AbbVie Inc.	2.000%	11/6/18	225	224
	AbbVie Inc.	2.500%	5/14/20	650	643
	AbbVie Inc.	2.900%	11/6/22	800	773
	AbbVie Inc.	3.200%	11/6/22	175	172
	AbbVie Inc.	3.600%	5/14/25	575	567
	AbbVie Inc.	4.500%	5/14/35	475	465
	AbbVie Inc.	4.400%	11/6/42	301	280
	AbbVie Inc.	4.700%	5/14/45	552	540
	Actavis Funding SCS	1.850%	3/1/17	225	225
	Actavis Funding SCS	1.300%	6/15/17	300	297
	Actavis Funding SCS	2.350%	3/12/18	500	501
	Actavis Funding SCS	3.000%	3/12/20	599	598
	Actavis Funding SCS	3.450%	3/15/22	507	507
	Actavis Funding SCS	3.850%	6/15/24	200	200
	Actavis Funding SCS	3.800%	3/15/25	665	659
	Actavis Funding SCS	4.550%	3/15/35	450	439
	Actavis Funding SCS	4.850%	6/15/44	395	391
	Actavis Funding SCS	4.750%	3/15/45	350	340
	Actavis Inc.	1.875%	10/1/17	100	100
	Actavis Inc.	3.250%	10/1/22	675	664
	Actavis Inc.	4.625%	10/1/42	175	166
	Agilent Technologies Inc.	5.000%	7/15/20	100	107
	Agilent Technologies Inc.	3.200%	10/1/22	300	291
	Agilent Technologies Inc.	3.875%	7/15/23	100	100
	Allergan Inc.	1.350%	3/15/18	40	39
	Allergan Inc.	2.800%	3/15/23	100	94
[4]	Allina Health System	4.805%	11/15/45	50	51
	Altria Group Inc.	9.250%	8/6/19	185	227
	Altria Group Inc.	2.625%	1/14/20	600	602
	Altria Group Inc.	4.750%	5/5/21	125	136
	Altria Group Inc.	2.850%	8/9/22	325	318
	Altria Group Inc.	2.950%	5/2/23	350	340
	Altria Group Inc.	9.950%	11/10/38	100	161
	Altria Group Inc.	10.200%	2/6/39	260	427
	Altria Group Inc.	4.500%	5/2/43	100	95
	Altria Group Inc.	5.375%	1/31/44	250	269
	AmerisourceBergen Corp.	4.875%	11/15/19	25	27
	AmerisourceBergen Corp.	3.500%	11/15/21	300	306
	AmerisourceBergen Corp.	3.400%	5/15/24	250	245
	AmerisourceBergen Corp.	3.250%	3/1/25	125	121
	AmerisourceBergen Corp.	4.250%	3/1/45	50	46
	Amgen Inc.	2.125%	5/15/17	525	528
	Amgen Inc.	5.850%	6/1/17	150	159
	Amgen Inc.	5.700%	2/1/19	75	83
	Amgen Inc.	2.125%	5/1/20	175	173
	Amgen Inc.	3.450%	10/1/20	225	232
	Amgen Inc.	4.100%	6/15/21	150	158
	Amgen Inc.	3.875%	11/15/21	200	208
	Amgen Inc.	2.700%	5/1/22	75	73
	Amgen Inc.	3.625%	5/15/22	225	232
	Amgen Inc.	3.625%	5/22/24	500	500
	Amgen Inc.	3.125%	5/1/25	325	309
	Amgen Inc.	6.375%	6/1/37	125	146
	Amgen Inc.	6.900%	6/1/38	400	497
	Amgen Inc.	6.400%	2/1/39	175	208
	Amgen Inc.	5.750%	3/15/40	16	17
	Amgen Inc.	4.950%	10/1/41	150	148
	Amgen Inc.	5.150%	11/15/41	180	183
	Amgen Inc.	5.650%	6/15/42	160	174
	Amgen Inc.	5.375%	5/15/43	75	80
	Amgen Inc.	4.400%	5/1/45	100	93
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	75	80
	Anheuser-Busch Cos. LLC	6.800%	8/20/32	50	61

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Anheuser-Busch Cos. LLC	5.750%	4/1/36	115	126
	Anheuser-Busch Cos. LLC	6.500%	5/1/42	50	61
	Anheuser-Busch InBev Finance Inc.	1.125%	1/27/17	28	28
	Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	425	425
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	250	240
	Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	500	510
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	300	271
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	200	199
	Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	333	332
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	700	810
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	175	202
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	500	553
	Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	150	165
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	75	81
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	200	192
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	150	215
	Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	75	90
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	175	149
	Archer-Daniels-Midland Co.	5.450%	3/15/18	60	65
	Archer-Daniels-Midland Co.	4.479%	3/1/21	163	178
	Archer-Daniels-Midland Co.	5.935%	10/1/32	80	95
	Archer-Daniels-Midland Co.	5.375%	9/15/35	95	107
	Archer-Daniels-Midland Co.	4.535%	3/26/42	50	51
	Archer-Daniels-Midland Co.	4.016%	4/16/43	25	24
[4]	Ascension Health	4.847%	11/15/53	200	216
	AstraZeneca plc	5.900%	9/15/17	550	590
	AstraZeneca plc	1.750%	11/16/18	200	199
	AstraZeneca plc	1.950%	9/18/19	25	25
	AstraZeneca plc	2.375%	11/16/20	350	348
	AstraZeneca plc	3.375%	11/16/25	250	247
	AstraZeneca plc	6.450%	9/15/37	450	561
	AstraZeneca plc	4.000%	9/18/42	150	140
	AstraZeneca plc	4.375%	11/16/45	250	248
	Baptist Health South Florida Obligated
	Group Revenue	4.590%	8/15/21	50	54
[7]	Baxalta Inc.	2.000%	6/22/18	75	74
[7]	Baxalta Inc.	2.875%	6/23/20	175	173
[7]	Baxalta Inc.	3.600%	6/23/22	50	50
[7]	Baxalta Inc.	4.000%	6/23/25	300	297
[7]	Baxalta Inc.	5.250%	6/23/45	180	181
	Baxter International Inc.	1.850%	1/15/17	150	151
	Beam Suntory Inc.	1.875%	5/15/17	25	25
	Beam Suntory Inc.	3.250%	5/15/22	50	49
	Becton Dickinson & Co.	1.450%	5/15/17	50	50
	Becton Dickinson & Co.	1.800%	12/15/17	200	200
	Becton Dickinson & Co.	5.000%	5/15/19	50	54
	Becton Dickinson & Co.	6.375%	8/1/19	50	57
	Becton Dickinson & Co.	2.675%	12/15/19	200	201
	Becton Dickinson & Co.	3.250%	11/12/20	300	305
	Becton Dickinson & Co.	3.125%	11/8/21	65	66
	Becton Dickinson & Co.	3.734%	12/15/24	400	403
	Becton Dickinson & Co.	4.685%	12/15/44	200	203
	Becton Dickinson and Co.	3.300%	3/1/23	325	323
	Biogen Inc.	6.875%	3/1/18	100	110
	Biogen Inc.	2.900%	9/15/20	325	324
	Biogen Inc.	3.625%	9/15/22	175	177
	Biogen Inc.	4.050%	9/15/25	250	251
	Biogen Inc.	5.200%	9/15/45	310	310
	Boston Scientific Corp.	2.650%	10/1/18	285	287
	Boston Scientific Corp.	6.000%	1/15/20	200	222
	Boston Scientific Corp.	2.850%	5/15/20	100	99
	Boston Scientific Corp.	3.375%	5/15/22	50	49
	Boston Scientific Corp.	3.850%	5/15/25	150	148
	Boston Scientific Corp.	7.000%	11/15/35	50	59
	Boston Scientific Corp.	7.375%	1/15/40	50	61
	Bottling Group LLC	5.125%	1/15/19	100	109
	Bristol-Myers Squibb Co.	2.000%	8/1/22	275	267
	Bristol-Myers Squibb Co.	7.150%	6/15/23	200	254
	Bristol-Myers Squibb Co.	5.875%	11/15/36	62	76
	Bristol-Myers Squibb Co.	6.125%	5/1/38	20	25
	Bristol-Myers Squibb Co.	3.250%	8/1/42	100	87

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Bristol-Myers Squibb Co.	4.500%	3/1/44	50	54
	Brown-Forman Corp.	1.000%	1/15/18	150	148
	Brown-Forman Corp.	2.250%	1/15/23	50	48
	Brown-Forman Corp.	3.750%	1/15/43	25	23
	Brown-Forman Corp.	4.500%	7/15/45	100	103
	Bunge Ltd. Finance Corp.	8.500%	6/15/19	275	319
	Campbell Soup Co.	3.050%	7/15/17	25	26
	Campbell Soup Co.	4.250%	4/15/21	100	106
	Campbell Soup Co.	3.300%	3/19/25	125	124
	Campbell Soup Co.	3.800%	8/2/42	75	65
	Cardinal Health Inc.	1.700%	3/15/18	100	100
	Cardinal Health Inc.	1.950%	6/15/18	200	200
	Cardinal Health Inc.	4.625%	12/15/20	125	136
	Cardinal Health Inc.	3.200%	3/15/23	150	148
	Cardinal Health Inc.	3.750%	9/15/25	175	178
	Cardinal Health Inc.	4.600%	3/15/43	25	25
	Cardinal Health Inc.	4.900%	9/15/45	100	102
[4]	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	200	187
	Celgene Corp.	1.900%	8/15/17	75	75
	Celgene Corp.	2.125%	8/15/18	125	125
	Celgene Corp.	2.300%	8/15/18	100	100
	Celgene Corp.	2.250%	5/15/19	125	124
	Celgene Corp.	2.875%	8/15/20	125	124
	Celgene Corp.	3.950%	10/15/20	125	131
	Celgene Corp.	3.250%	8/15/22	175	173
	Celgene Corp.	3.550%	8/15/22	50	50
	Celgene Corp.	4.000%	8/15/23	125	128
	Celgene Corp.	3.625%	5/15/24	175	172
	Celgene Corp.	3.875%	8/15/25	425	423
	Celgene Corp.	5.700%	10/15/40	50	54
	Celgene Corp.	5.250%	8/15/43	425	434
	Celgene Corp.	4.625%	5/15/44	175	166
	Celgene Corp.	5.000%	8/15/45	125	126
	Children’s Hospital Medical Center
	Ohio GO	4.268%	5/15/44	50	49
	Church & Dwight Co. Inc.	2.450%	12/15/19	75	75
	Cleveland Clinic Foundation Ohio
	Revenue	4.858%	1/1/14	100	97
	Clorox Co.	3.800%	11/15/21	50	52
	Clorox Co.	3.500%	12/15/24	250	250
	Coca-Cola Bottling Co. Consolidated	3.800%	11/25/25	75	75
	Coca-Cola Co.	1.150%	4/1/18	336	335
	Coca-Cola Co.	1.875%	10/27/20	250	247
	Coca-Cola Co.	2.450%	11/1/20	750	762
	Coca-Cola Co.	3.150%	11/15/20	125	131
	Coca-Cola Co.	3.300%	9/1/21	250	261
	Coca-Cola Co.	3.200%	11/1/23	225	233
	Coca-Cola Co.	2.875%	10/27/25	300	295
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	300	307
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	150	150
	Coca-Cola Femsa SAB de CV	4.625%	2/15/20	100	107
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	250	254
	Coca-Cola Femsa SAB de CV	5.250%	11/26/43	350	376
	Colgate-Palmolive Co.	1.300%	1/15/17	300	301
	Colgate-Palmolive Co.	1.750%	3/15/19	75	75
	Colgate-Palmolive Co.	2.450%	11/15/21	75	75
	Colgate-Palmolive Co.	2.100%	5/1/23	280	270
	Colgate-Palmolive Co.	3.250%	3/15/24	100	104
	Colgate-Palmolive Co.	4.000%	8/15/45	100	100
	ConAgra Foods Inc.	1.900%	1/25/18	75	75
	ConAgra Foods Inc.	7.000%	4/15/19	20	23
	ConAgra Foods Inc.	3.250%	9/15/22	125	120
	ConAgra Foods Inc.	3.200%	1/25/23	543	523
	ConAgra Foods Inc.	7.125%	10/1/26	150	179
	ConAgra Foods Inc.	6.625%	8/15/39	100	108
	ConAgra Foods Inc.	4.650%	1/25/43	66	59
	Covidien International Finance SA	6.000%	10/15/17	225	242
	Covidien International Finance SA	3.200%	6/15/22	200	200
	Covidien International Finance SA	6.550%	10/15/37	175	219
	CR Bard Inc.	1.375%	1/15/18	225	221
	CR Bard Inc.	4.400%	1/15/21	75	79

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Delhaize Group SA	5.700%	10/1/40	295	303
Diageo Capital plc	1.500%	5/11/17	75	75
Diageo Capital plc	5.750%	10/23/17	25	27
Diageo Capital plc	4.828%	7/15/20	125	137
Diageo Capital plc	2.625%	4/29/23	500	482
Diageo Investment Corp.	2.875%	5/11/22	600	591
Diageo Investment Corp.	4.250%	5/11/42	150	150
Dignity Health California GO	3.125%	11/1/22	50	50
Dignity Health California GO	3.812%	11/1/24	100	102
Dignity Health California GO	4.500%	11/1/42	100	95
Dignity Health California GO	5.267%	11/1/64	100	103
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	70	78
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	125	125
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	75	73
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	50	48
Dr Pepper Snapple Group Inc.	3.400%	11/15/25	100	98
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	75	103
Edwards Lifesciences Corp.	2.875%	10/15/18	50	51
Eli Lilly & Co.	5.200%	3/15/17	110	115
Eli Lilly & Co.	1.250%	3/1/18	200	200
Eli Lilly & Co.	1.950%	3/15/19	125	126
Eli Lilly & Co.	2.750%	6/1/25	150	149
Eli Lilly & Co.	5.550%	3/15/37	60	72
Eli Lilly & Co.	3.700%	3/1/45	160	150
Estee Lauder Cos. Inc.	2.350%	8/15/22	75	73
Estee Lauder Cos. Inc.	6.000%	5/15/37	75	91
Estee Lauder Cos. Inc.	3.700%	8/15/42	25	22
Estee Lauder Cos. Inc.	4.375%	6/15/45	50	50
Express Scripts Holding Co.	2.650%	2/15/17	350	353
Express Scripts Holding Co.	7.250%	6/15/19	50	58
Express Scripts Holding Co.	4.750%	11/15/21	275	296
Express Scripts Holding Co.	3.900%	2/15/22	200	206
Express Scripts Holding Co.	6.125%	11/15/41	175	199
Flowers Foods Inc.	4.375%	4/1/22	75	78
Fomento Economico Mexicano SAB
de CV	4.375%	5/10/43	100	89
General Mills Inc.	5.700%	2/15/17	150	157
General Mills Inc.	1.400%	10/20/17	300	299
General Mills Inc.	5.650%	2/15/19	275	302
General Mills Inc.	2.200%	10/21/19	200	201
General Mills Inc.	3.150%	12/15/21	25	25
General Mills Inc.	5.400%	6/15/40	100	110
Gilead Sciences Inc.	1.850%	9/4/18	125	125
Gilead Sciences Inc.	2.050%	4/1/19	400	401
Gilead Sciences Inc.	2.350%	2/1/20	105	105
Gilead Sciences Inc.	2.550%	9/1/20	325	325
Gilead Sciences Inc.	4.500%	4/1/21	150	162
Gilead Sciences Inc.	4.400%	12/1/21	225	242
Gilead Sciences Inc.	3.250%	9/1/22	175	176
Gilead Sciences Inc.	3.700%	4/1/24	350	358
Gilead Sciences Inc.	3.500%	2/1/25	225	226
Gilead Sciences Inc.	3.650%	3/1/26	550	555
Gilead Sciences Inc.	4.600%	9/1/35	150	152
Gilead Sciences Inc.	5.650%	12/1/41	175	199
Gilead Sciences Inc.	4.800%	4/1/44	300	300
Gilead Sciences Inc.	4.500%	2/1/45	350	344
Gilead Sciences Inc.	4.750%	3/1/46	435	438
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	675	736
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	50	50
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	550	701
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	100	101
GlaxoSmithKline Capital plc	1.500%	5/8/17	525	527
GlaxoSmithKline Capital plc	2.850%	5/8/22	100	101
Hasbro Inc.	6.300%	9/15/17	175	187
Hasbro Inc.	6.350%	3/15/40	125	137
Hasbro Inc.	5.100%	5/15/44	50	47
Hershey Co.	1.600%	8/21/18	75	75
Hershey Co.	4.125%	12/1/20	75	81
Hershey Co.	2.625%	5/1/23	100	98
Hershey Co.	3.200%	8/21/25	65	66
Hillshire Brands Co.	4.100%	9/15/20	50	51

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Hormel Foods Corp.	4.125%	4/15/21	25	27
	Ingredion Inc.	4.625%	11/1/20	25	26
	Ingredion Inc.	6.625%	4/15/37	25	30
	International Flavors & Fragrances Inc.	3.200%	5/1/23	25	24
	JM Smucker Co.	1.750%	3/15/18	75	75
	JM Smucker Co.	2.500%	3/15/20	75	75
	JM Smucker Co.	3.500%	10/15/21	125	129
	JM Smucker Co.	3.000%	3/15/22	100	99
	JM Smucker Co.	3.500%	3/15/25	150	149
	JM Smucker Co.	4.250%	3/15/35	150	146
	JM Smucker Co.	4.375%	3/15/45	100	97
	Johnson & Johnson	5.550%	8/15/17	500	535
	Johnson & Johnson	5.150%	7/15/18	150	164
	Johnson & Johnson	2.950%	9/1/20	100	105
	Johnson & Johnson	3.375%	12/5/23	200	212
	Johnson & Johnson	6.950%	9/1/29	25	36
	Johnson & Johnson	4.950%	5/15/33	150	175
	Johnson & Johnson	4.375%	12/5/33	100	110
	Johnson & Johnson	5.950%	8/15/37	375	484
	Johnson & Johnson	4.500%	9/1/40	150	164
	Kaiser Foundation Hospitals	3.500%	4/1/22	50	51
	Kaiser Foundation Hospitals	4.875%	4/1/42	100	103
	Kellogg Co.	4.150%	11/15/19	125	132
	Kellogg Co.	4.000%	12/15/20	647	680
	Kimberly-Clark Corp.	6.125%	8/1/17	275	296
	Kimberly-Clark Corp.	6.250%	7/15/18	50	56
	Kimberly-Clark Corp.	3.625%	8/1/20	140	148
	Kimberly-Clark Corp.	2.150%	8/15/20	50	50
	Kimberly-Clark Corp.	2.650%	3/1/25	125	121
	Kimberly-Clark Corp.	3.050%	8/15/25	50	50
	Kimberly-Clark Corp.	6.625%	8/1/37	250	333
	Koninklijke Philips NV	5.750%	3/11/18	100	107
	Koninklijke Philips NV	3.750%	3/15/22	200	205
	Koninklijke Philips NV	6.875%	3/11/38	80	93
	Koninklijke Philips NV	5.000%	3/15/42	50	48
	Kraft Foods Group Inc.	2.250%	6/5/17	150	151
	Kraft Foods Group Inc.	6.125%	8/23/18	75	83
	Kraft Foods Group Inc.	5.375%	2/10/20	138	151
	Kraft Foods Group Inc.	3.500%	6/6/22	150	152
	Kraft Foods Group Inc.	6.875%	1/26/39	425	505
	Kraft Foods Group Inc.	5.000%	6/4/42	410	413
[7]	Kraft Heinz Foods Co.	1.600%	6/30/17	200	199
[7]	Kraft Heinz Foods Co.	2.000%	7/2/18	200	199
[7]	Kraft Heinz Foods Co.	2.800%	7/2/20	280	279
[7]	Kraft Heinz Foods Co.	3.500%	7/15/22	200	201
[7]	Kraft Heinz Foods Co.	3.950%	7/15/25	360	363
[7]	Kraft Heinz Foods Co.	5.000%	7/15/35	170	174
[7]	Kraft Heinz Foods Co.	5.200%	7/15/45	195	204
	Kroger Co.	2.200%	1/15/17	100	101
	Kroger Co.	6.150%	1/15/20	125	141
	Kroger Co.	3.300%	1/15/21	250	254
	Kroger Co.	2.950%	11/1/21	150	148
	Kroger Co.	3.400%	4/15/22	250	253
	Kroger Co.	4.000%	2/1/24	175	182
	Kroger Co.	7.700%	6/1/29	50	66
	Kroger Co.	8.000%	9/15/29	125	168
	Kroger Co.	7.500%	4/1/31	100	127
	Kroger Co.	6.900%	4/15/38	75	92
	Kroger Co.	5.150%	8/1/43	100	105
	Laboratory Corp. of America Holdings	2.200%	8/23/17	25	25
	Laboratory Corp. of America Holdings	2.500%	11/1/18	50	50
	Laboratory Corp. of America Holdings	2.625%	2/1/20	50	50
	Laboratory Corp. of America Holdings	3.200%	2/1/22	75	74
	Laboratory Corp. of America Holdings	3.750%	8/23/22	25	25
	Laboratory Corp. of America Holdings	3.600%	2/1/25	150	145
	Laboratory Corp. of America Holdings	4.700%	2/1/45	170	155
	Life Technologies Corp.	6.000%	3/1/20	125	139
	Life Technologies Corp.	5.000%	1/15/21	200	213
	Mattel Inc.	1.700%	3/15/18	50	49
	Mattel Inc.	2.350%	5/6/19	200	199
	Mattel Inc.	3.150%	3/15/23	25	24

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Mattel Inc.	5.450%	11/1/41	75	74
[4]	Mayo Clinic	3.774%	11/15/43	75	70
[4]	Mayo Clinic	4.000%	11/15/47	100	95
	McCormick & Co. Inc.	3.900%	7/15/21	50	53
	McKesson Corp.	1.292%	3/10/17	250	249
	McKesson Corp.	7.500%	2/15/19	250	286
	McKesson Corp.	2.284%	3/15/19	150	150
	McKesson Corp.	4.750%	3/1/21	25	27
	McKesson Corp.	3.796%	3/15/24	200	201
	McKesson Corp.	6.000%	3/1/41	200	231
	Mead Johnson Nutrition Co.	4.900%	11/1/19	100	108
	Mead Johnson Nutrition Co.	3.000%	11/15/20	100	100
	Mead Johnson Nutrition Co.	4.125%	11/15/25	125	126
	Mead Johnson Nutrition Co.	5.900%	11/1/39	100	109
	Medco Health Solutions Inc.	7.125%	3/15/18	250	276
	Medtronic Inc.	1.500%	3/15/18	150	150
	Medtronic Inc.	5.600%	3/15/19	25	28
	Medtronic Inc.	2.500%	3/15/20	400	402
	Medtronic Inc.	4.450%	3/15/20	125	135
	Medtronic Inc.	3.125%	3/15/22	260	262
	Medtronic Inc.	3.150%	3/15/22	650	656
	Medtronic Inc.	2.750%	4/1/23	275	268
	Medtronic Inc.	3.625%	3/15/24	50	51
	Medtronic Inc.	3.500%	3/15/25	850	860
	Medtronic Inc.	4.375%	3/15/35	500	505
	Medtronic Inc.	6.500%	3/15/39	25	32
	Medtronic Inc.	5.550%	3/15/40	350	403
	Medtronic Inc.	4.500%	3/15/42	21	21
	Medtronic Inc.	4.000%	4/1/43	100	93
	Medtronic Inc.	4.625%	3/15/44	55	56
	Medtronic Inc.	4.625%	3/15/45	625	645
	Memorial Sloan-Kettering Cancer
	Center	4.200%	7/1/55	25	24
	Memorial Sloan-Kettering Cancer
	Center New York GO	5.000%	7/1/42	50	54
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.125%	7/1/52	150	139
	Merck & Co. Inc.	1.100%	1/31/18	50	50
	Merck & Co. Inc.	1.850%	2/10/20	200	200
	Merck & Co. Inc.	3.875%	1/15/21	250	268
	Merck & Co. Inc.	2.350%	2/10/22	225	221
	Merck & Co. Inc.	2.400%	9/15/22	250	244
	Merck & Co. Inc.	2.750%	2/10/25	200	194
	Merck & Co. Inc.	6.500%	12/1/33	75	96
	Merck & Co. Inc.	6.550%	9/15/37	125	164
	Merck & Co. Inc.	3.600%	9/15/42	75	68
	Merck & Co. Inc.	4.150%	5/18/43	300	297
	Merck & Co. Inc.	3.700%	2/10/45	675	621
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	100	110
	Merck Sharp & Dohme Corp.	5.750%	11/15/36	150	180
	Molson Coors Brewing Co.	2.000%	5/1/17	25	25
	Molson Coors Brewing Co.	3.500%	5/1/22	25	25
	Molson Coors Brewing Co.	5.000%	5/1/42	100	97
	Mondelez International Inc.	6.500%	8/11/17	75	81
	Mondelez International Inc.	6.125%	2/1/18	125	136
	Mondelez International Inc.	2.250%	2/1/19	100	100
	Mondelez International Inc.	5.375%	2/10/20	460	509
	Mondelez International Inc.	6.500%	11/1/31	100	117
	Mondelez International Inc.	6.500%	2/9/40	100	123
	Mylan Inc.	2.600%	6/24/18	20	20
	Mylan Inc.	2.550%	3/28/19	275	271
	Mylan Inc.	4.200%	11/29/23	250	245
	Mylan Inc.	5.400%	11/29/43	75	70
	New York & Presbyterian Hospital	4.024%	8/1/45	100	94
	Newell Rubbermaid Inc.	2.050%	12/1/17	300	297
	Newell Rubbermaid Inc.	2.150%	10/15/18	50	49
	Newell Rubbermaid Inc.	4.000%	12/1/24	200	186
	Newell Rubbermaid Inc.	3.900%	11/1/25	50	46
	Novant Health Inc.	5.850%	11/1/19	150	168
	Novant Health Inc.	4.371%	11/1/43	150	144
	Novartis Capital Corp.	2.400%	9/21/22	75	74

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Novartis Capital Corp.	3.400%	5/6/24	400	413
	Novartis Capital Corp.	3.000%	11/20/25	300	296
	Novartis Capital Corp.	3.700%	9/21/42	75	71
	Novartis Capital Corp.	4.400%	5/6/44	350	364
	Novartis Capital Corp.	4.000%	11/20/45	250	245
	Novartis Securities Investment Ltd.	5.125%	2/10/19	650	713
	NYU Hospitals Center	4.784%	7/1/44	100	101
	Partners Healthcare System
	Massachusetts GO	3.443%	7/1/21	100	103
	PepsiAmericas Inc.	5.000%	5/15/17	100	105
	PepsiCo Inc.	1.125%	7/17/17	100	100
	PepsiCo Inc.	1.250%	8/13/17	200	200
	PepsiCo Inc.	1.000%	10/13/17	75	75
	PepsiCo Inc.	1.250%	4/30/18	325	324
	PepsiCo Inc.	5.000%	6/1/18	325	351
	PepsiCo Inc.	7.900%	11/1/18	275	322
	PepsiCo Inc.	4.500%	1/15/20	25	27
	PepsiCo Inc.	1.850%	4/30/20	675	669
	PepsiCo Inc.	2.150%	10/14/20	375	373
	PepsiCo Inc.	3.000%	8/25/21	150	154
	PepsiCo Inc.	2.750%	3/5/22	275	276
	PepsiCo Inc.	2.750%	4/30/25	450	440
	PepsiCo Inc.	3.500%	7/17/25	125	129
	PepsiCo Inc.	5.500%	1/15/40	250	292
	PepsiCo Inc.	4.875%	11/1/40	200	215
	PepsiCo Inc.	4.000%	3/5/42	175	169
	PepsiCo Inc.	4.250%	10/22/44	100	99
	PepsiCo Inc.	4.450%	4/14/46	125	129
	PerkinElmer Inc.	5.000%	11/15/21	100	105
	Perrigo Co. plc	2.300%	11/8/18	310	306
	Perrigo Co. plc	5.300%	11/15/43	150	144
	Perrigo Finance plc	3.900%	12/15/24	200	193
	Pfizer Inc.	6.200%	3/15/19	750	844
	Pfizer Inc.	2.100%	5/15/19	450	453
	Pfizer Inc.	3.400%	5/15/24	250	256
	Pfizer Inc.	7.200%	3/15/39	275	378
	Pfizer Inc.	4.400%	5/15/44	100	101
	Pharmacia Corp.	6.600%	12/1/28	75	96
	Philip Morris International Inc.	1.625%	3/20/17	50	50
	Philip Morris International Inc.	1.250%	8/11/17	325	325
	Philip Morris International Inc.	1.125%	8/21/17	75	75
	Philip Morris International Inc.	1.250%	11/9/17	125	125
	Philip Morris International Inc.	5.650%	5/16/18	325	355
	Philip Morris International Inc.	2.625%	3/6/23	100	98
	Philip Morris International Inc.	3.250%	11/10/24	225	227
	Philip Morris International Inc.	3.375%	8/11/25	400	405
	Philip Morris International Inc.	6.375%	5/16/38	200	251
	Philip Morris International Inc.	4.375%	11/15/41	425	423
	Philip Morris International Inc.	4.500%	3/20/42	100	100
	Philip Morris International Inc.	3.875%	8/21/42	25	23
	Philip Morris International Inc.	4.125%	3/4/43	125	118
	Philip Morris International Inc.	4.875%	11/15/43	150	158
[4]	Procter & Gamble - Esop	9.360%	1/1/21	255	304
	Procter & Gamble Co.	4.700%	2/15/19	100	109
	Procter & Gamble Co.	2.300%	2/6/22	425	426
	Procter & Gamble Co.	3.100%	8/15/23	150	156
	Procter & Gamble Co.	6.450%	1/15/26	75	95
	Procter & Gamble Co.	5.500%	2/1/34	125	149
	Procter & Gamble Co.	5.550%	3/5/37	305	373
	Quest Diagnostics Inc.	2.700%	4/1/19	75	75
	Quest Diagnostics Inc.	2.500%	3/30/20	70	69
	Quest Diagnostics Inc.	4.250%	4/1/24	100	103
	Quest Diagnostics Inc.	3.500%	3/30/25	125	121
	Quest Diagnostics Inc.	5.750%	1/30/40	50	52
	Quest Diagnostics Inc.	4.700%	3/30/45	100	90
	Reynolds American Inc.	6.750%	6/15/17	150	160
	Reynolds American Inc.	2.300%	6/12/18	225	226
	Reynolds American Inc.	8.125%	6/23/19	175	206
	Reynolds American Inc.	3.250%	6/12/20	445	452
	Reynolds American Inc.	4.000%	6/12/22	175	182
	Reynolds American Inc.	3.250%	11/1/22	90	89

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Reynolds American Inc.	3.750%	5/20/23	100	100
	Reynolds American Inc.	4.850%	9/15/23	25	27
	Reynolds American Inc.	4.450%	6/12/25	475	497
	Reynolds American Inc.	5.700%	8/15/35	175	192
	Reynolds American Inc.	7.250%	6/15/37	125	154
	Reynolds American Inc.	7.000%	8/4/41	75	85
	Reynolds American Inc.	4.750%	11/1/42	75	72
	Reynolds American Inc.	6.150%	9/15/43	25	28
	Reynolds American Inc.	5.850%	8/15/45	380	421
	Sanofi	1.250%	4/10/18	275	274
	Sanofi	4.000%	3/29/21	350	374
	Southern Baptist Hospital of Florida Inc.	4.857%	7/15/45	25	26
	St. Jude Medical Inc.	2.000%	9/15/18	100	100
	St. Jude Medical Inc.	2.800%	9/15/20	100	100
	St. Jude Medical Inc.	3.250%	4/15/23	175	172
	St. Jude Medical Inc.	3.875%	9/15/25	75	76
	St. Jude Medical Inc.	4.750%	4/15/43	175	172
	Stryker Corp.	4.375%	1/15/20	50	54
	Stryker Corp.	3.375%	5/15/24	200	201
	Stryker Corp.	3.375%	11/1/25	100	99
	Stryker Corp.	4.375%	5/15/44	50	49
	Sysco Corp.	5.250%	2/12/18	250	267
	Sysco Corp.	2.600%	10/1/20	100	100
	Sysco Corp.	3.750%	10/1/25	100	101
	Sysco Corp.	5.375%	9/21/35	100	111
	Sysco Corp.	4.850%	10/1/45	50	52
	Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	300	305
	Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	422	404
	Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	129	130
[4]	Texas Health Resources	4.330%	11/15/55	25	24
	The Pepsi Bottling Group Inc.	7.000%	3/1/29	250	335
	Thermo Fisher Scientific Inc.	2.150%	12/14/18	75	75
	Thermo Fisher Scientific Inc.	4.500%	3/1/21	300	318
	Thermo Fisher Scientific Inc.	3.300%	2/15/22	200	200
	Thermo Fisher Scientific Inc.	3.150%	1/15/23	100	98
	Thermo Fisher Scientific Inc.	3.650%	12/15/25	500	497
	Trinity Health Corp.	4.125%	12/1/45	50	47
	Tupperware Brands Corp.	4.750%	6/1/21	50	51
	Tyson Foods Inc.	4.500%	6/15/22	275	292
	Tyson Foods Inc.	3.950%	8/15/24	100	103
	Tyson Foods Inc.	4.875%	8/15/34	250	255
	Tyson Foods Inc.	5.150%	8/15/44	100	105
	Unilever Capital Corp.	2.200%	3/6/19	200	203
	Unilever Capital Corp.	2.100%	7/30/20	350	349
	Unilever Capital Corp.	4.250%	2/10/21	200	218
	Unilever Capital Corp.	3.100%	7/30/25	225	228
	Unilever Capital Corp.	5.900%	11/15/32	50	63
	Whirlpool Corp.	1.350%	3/1/17	175	175
	Whirlpool Corp.	1.650%	11/1/17	100	100
	Whirlpool Corp.	4.000%	3/1/24	175	179
	Whirlpool Corp.	3.700%	5/1/25	75	74
[7]	Whole Foods Market Inc.	5.200%	12/3/25	350	350
	Wyeth LLC	5.450%	4/1/17	50	53
	Wyeth LLC	7.250%	3/1/23	250	313
	Wyeth LLC	6.450%	2/1/24	100	122
	Wyeth LLC	6.500%	2/1/34	150	188
	Wyeth LLC	6.000%	2/15/36	85	101
	Wyeth LLC	5.950%	4/1/37	485	577
	Zeneca Wilmington Inc.	7.000%	11/15/23	25	31
	Zimmer Biomet Holdings Inc.	1.450%	4/1/17	125	124
	Zimmer Biomet Holdings Inc.	2.000%	4/1/18	200	199
	Zimmer Biomet Holdings Inc.	4.625%	11/30/19	50	54
	Zimmer Biomet Holdings Inc.	2.700%	4/1/20	200	198
	Zimmer Biomet Holdings Inc.	3.375%	11/30/21	100	100
	Zimmer Biomet Holdings Inc.	3.150%	4/1/22	175	172
	Zimmer Biomet Holdings Inc.	3.550%	4/1/25	250	243
	Zimmer Biomet Holdings Inc.	4.250%	8/15/35	200	187
	Zimmer Biomet Holdings Inc.	5.750%	11/30/39	50	55
	Zimmer Biomet Holdings Inc.	4.450%	8/15/45	250	231
	Zoetis Inc.	1.150%	2/1/16	25	25
	Zoetis Inc.	1.875%	2/1/18	25	25

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Zoetis Inc.	3.450%	11/13/20	75	75
	Zoetis Inc.	3.250%	2/1/23	300	286
	Zoetis Inc.	4.500%	11/13/25	100	101
	Zoetis Inc.	4.700%	2/1/43	200	175

	Energy (2.6%)
	Alberta Energy Co. Ltd.	7.375%	11/1/31	125	120
	Anadarko Petroleum Corp.	6.375%	9/15/17	335	351
	Anadarko Petroleum Corp.	6.450%	9/15/36	200	191
	Anadarko Petroleum Corp.	7.950%	6/15/39	25	28
	Anadarko Petroleum Corp.	6.200%	3/15/40	275	258
	Anadarko Petroleum Corp.	4.500%	7/15/44	200	155
	Apache Corp.	6.900%	9/15/18	300	329
	Apache Corp.	3.625%	2/1/21	75	74
	Apache Corp.	6.000%	1/15/37	350	338
	Apache Corp.	5.100%	9/1/40	350	299
	Apache Corp.	4.750%	4/15/43	200	169
	Baker Hughes Inc.	3.200%	8/15/21	300	297
	Baker Hughes Inc.	6.875%	1/15/29	100	119
	Baker Hughes Inc.	5.125%	9/15/40	275	273
	Boardwalk Pipelines LP	5.500%	2/1/17	100	101
	Boardwalk Pipelines LP	3.375%	2/1/23	100	81
	Boardwalk Pipelines LP	4.950%	12/15/24	150	130
	BP Capital Markets plc	1.846%	5/5/17	225	226
	BP Capital Markets plc	1.375%	11/6/17	200	198
	BP Capital Markets plc	1.674%	2/13/18	300	300
	BP Capital Markets plc	4.750%	3/10/19	175	187
	BP Capital Markets plc	2.237%	5/10/19	425	421
	BP Capital Markets plc	2.315%	2/13/20	500	494
	BP Capital Markets plc	4.500%	10/1/20	425	455
	BP Capital Markets plc	4.742%	3/11/21	350	381
	BP Capital Markets plc	3.062%	3/17/22	25	24
	BP Capital Markets plc	3.245%	5/6/22	250	249
	BP Capital Markets plc	2.500%	11/6/22	75	72
	BP Capital Markets plc	2.750%	5/10/23	300	281
	BP Capital Markets plc	3.994%	9/26/23	200	203
	BP Capital Markets plc	3.814%	2/10/24	400	399
	BP Capital Markets plc	3.506%	3/17/25	200	195
	Buckeye Partners LP	2.650%	11/15/18	225	214
	Buckeye Partners LP	4.150%	7/1/23	75	65
	Buckeye Partners LP	5.850%	11/15/43	25	19
	Buckeye Partners LP	5.600%	10/15/44	75	56
	Burlington Resources Finance Co.	7.400%	12/1/31	175	209
	Cameron International Corp.	6.375%	7/15/18	150	163
	Cameron International Corp.	4.000%	12/15/23	250	251
	Cameron International Corp.	3.700%	6/15/24	100	98
	Cameron International Corp.	7.000%	7/15/38	100	120
	Canadian Natural Resources Ltd.	5.700%	5/15/17	225	230
	Canadian Natural Resources Ltd.	7.200%	1/15/32	225	233
	Canadian Natural Resources Ltd.	6.450%	6/30/33	125	121
	Canadian Natural Resources Ltd.	6.500%	2/15/37	150	141
	Cenovus Energy Inc.	5.700%	10/15/19	50	53
	Cenovus Energy Inc.	6.750%	11/15/39	375	357
	Cenovus Energy Inc.	4.450%	9/15/42	150	110
	Cenovus Energy Inc.	5.200%	9/15/43	100	79
	Chevron Corp.	1.344%	11/9/17	250	249
	Chevron Corp.	1.345%	11/15/17	450	448
	Chevron Corp.	1.104%	12/5/17	175	174
	Chevron Corp.	1.365%	3/2/18	175	174
	Chevron Corp.	1.718%	6/24/18	350	348
	Chevron Corp.	1.790%	11/16/18	300	298
	Chevron Corp.	4.950%	3/3/19	275	299
	Chevron Corp.	2.193%	11/15/19	300	299
	Chevron Corp.	1.961%	3/3/20	275	270
	Chevron Corp.	2.419%	11/17/20	200	199
	Chevron Corp.	2.411%	3/3/22	125	121
	Chevron Corp.	2.355%	12/5/22	325	310
	Chevron Corp.	3.191%	6/24/23	400	402
	Cimarex Energy Co.	4.375%	6/1/24	200	179
[7]	Columbia Pipeline Group Inc.	2.450%	6/1/18	100	99
[7]	Columbia Pipeline Group Inc.	3.300%	6/1/20	125	122

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[7]	Columbia Pipeline Group Inc.	4.500%	6/1/25	200	181
	ConocoPhillips	5.750%	2/1/19	875	947
	ConocoPhillips	5.900%	10/15/32	50	51
	ConocoPhillips	5.900%	5/15/38	150	147
	ConocoPhillips	6.500%	2/1/39	475	500
	ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	200	206
	ConocoPhillips Co.	2.400%	12/15/22	250	227
	ConocoPhillips Co.	3.350%	11/15/24	250	232
	ConocoPhillips Co.	4.150%	11/15/34	100	87
	ConocoPhillips Co.	4.300%	11/15/44	125	103
	ConocoPhillips Holding Co.	6.950%	4/15/29	150	171
	Continental Resources Inc.	5.000%	9/15/22	350	257
	Continental Resources Inc.	4.500%	4/15/23	225	161
	Continental Resources Inc.	3.800%	6/1/24	600	421
	Devon Energy Corp.	4.000%	7/15/21	100	91
	Devon Energy Corp.	3.250%	5/15/22	125	106
	Devon Energy Corp.	7.950%	4/15/32	50	52
	Devon Energy Corp.	5.600%	7/15/41	250	189
	Devon Energy Corp.	4.750%	5/15/42	75	55
	Devon Financing Corp. LLC	7.875%	9/30/31	300	309
	Diamond Offshore Drilling Inc.	5.875%	5/1/19	75	76
	Diamond Offshore Drilling Inc.	3.450%	11/1/23	25	20
	Diamond Offshore Drilling Inc.	5.700%	10/15/39	100	68
	Diamond Offshore Drilling Inc.	4.875%	11/1/43	125	76
	Dominion Gas Holdings LLC	2.800%	11/15/20	200	201
	Dominion Gas Holdings LLC	3.600%	12/15/24	200	198
	Dominion Gas Holdings LLC	4.600%	12/15/44	400	372
	Enable Midstream Partners LP	2.400%	5/15/19	100	90
	Enable Midstream Partners LP	3.900%	5/15/24	100	78
	Enable Midstream Partners LP	5.000%	5/15/44	100	59
	Enbridge Energy Partners LP	6.500%	4/15/18	75	79
	Enbridge Energy Partners LP	9.875%	3/1/19	225	256
	Enbridge Energy Partners LP	4.375%	10/15/20	100	98
	Enbridge Energy Partners LP	5.875%	10/15/25	150	145
	Enbridge Energy Partners LP	7.500%	4/15/38	150	149
	Enbridge Inc.	4.500%	6/10/44	100	68
	Encana Corp.	6.500%	8/15/34	325	271
	Encana Corp.	6.625%	8/15/37	125	104
	Encana Corp.	5.150%	11/15/41	100	69
	Energy Transfer Partners LP	6.125%	2/15/17	50	51
	Energy Transfer Partners LP	2.500%	6/15/18	100	95
	Energy Transfer Partners LP	9.000%	4/15/19	229	252
	Energy Transfer Partners LP	4.150%	10/1/20	225	208
	Energy Transfer Partners LP	4.650%	6/1/21	280	263
	Energy Transfer Partners LP	3.600%	2/1/23	475	391
	Energy Transfer Partners LP	4.050%	3/15/25	1,000	829
	Energy Transfer Partners LP	4.750%	1/15/26	100	86
	Energy Transfer Partners LP	6.625%	10/15/36	150	128
	Energy Transfer Partners LP	6.050%	6/1/41	100	77
	Energy Transfer Partners LP	6.500%	2/1/42	175	143
	Energy Transfer Partners LP	5.150%	3/15/45	250	178
	EnLink Midstream Partners LP	2.700%	4/1/19	100	91
	EnLink Midstream Partners LP	4.400%	4/1/24	50	40
	EnLink Midstream Partners LP	4.150%	6/1/25	100	77
	EnLink Midstream Partners LP	5.600%	4/1/44	50	34
	Ensco plc	4.700%	3/15/21	300	244
	Ensco plc	4.500%	10/1/24	200	137
	Ensco plc	5.200%	3/15/25	150	106
	Enterprise Products Operating LLC	6.300%	9/15/17	125	132
	Enterprise Products Operating LLC	6.650%	4/15/18	75	81
	Enterprise Products Operating LLC	1.650%	5/7/18	50	49
	Enterprise Products Operating LLC	6.500%	1/31/19	50	55
	Enterprise Products Operating LLC	2.550%	10/15/19	225	216
	Enterprise Products Operating LLC	5.200%	9/1/20	300	315
	Enterprise Products Operating LLC	3.350%	3/15/23	200	181
	Enterprise Products Operating LLC	3.900%	2/15/24	475	443
	Enterprise Products Operating LLC	3.750%	2/15/25	150	137
	Enterprise Products Operating LLC	3.700%	2/15/26	100	89
	Enterprise Products Operating LLC	6.875%	3/1/33	175	183
	Enterprise Products Operating LLC	7.550%	4/15/38	250	267
	Enterprise Products Operating LLC	6.125%	10/15/39	150	136

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Enterprise Products Operating LLC	5.950%	2/1/41	175	158
	Enterprise Products Operating LLC	4.450%	2/15/43	50	38
	Enterprise Products Operating LLC	4.850%	3/15/44	300	243
	Enterprise Products Operating LLC	5.100%	2/15/45	350	291
	Enterprise Products Operating LLC	4.900%	5/15/46	200	162
	Enterprise Products Operating LLC	4.950%	10/15/54	100	78
[4]	Enterprise Products Operating LLC	7.000%	6/1/67	100	80
[4]	Enterprise Products Operating LLC	7.034%	1/15/68	225	229
	EOG Resources Inc.	5.875%	9/15/17	125	133
	EOG Resources Inc.	4.400%	6/1/20	100	106
	EOG Resources Inc.	4.100%	2/1/21	350	366
	EOG Resources Inc.	2.625%	3/15/23	450	425
	EOG Resources Inc.	3.900%	4/1/35	75	68
	EQT Corp.	6.500%	4/1/18	350	368
	EQT Corp.	4.875%	11/15/21	125	120
	Exxon Mobil Corp.	1.305%	3/6/18	400	399
	Exxon Mobil Corp.	1.819%	3/15/19	45	45
	Exxon Mobil Corp.	1.912%	3/6/20	265	264
	Exxon Mobil Corp.	2.397%	3/6/22	350	344
	Exxon Mobil Corp.	2.709%	3/6/25	300	294
	Exxon Mobil Corp.	3.567%	3/6/45	175	163
	FMC Technologies Inc.	2.000%	10/1/17	100	99
	FMC Technologies Inc.	3.450%	10/1/22	25	22
	Halliburton Co.	2.000%	8/1/18	125	124
	Halliburton Co.	6.150%	9/15/19	200	225
	Halliburton Co.	2.700%	11/15/20	200	198
	Halliburton Co.	3.375%	11/15/22	200	197
	Halliburton Co.	3.500%	8/1/23	225	219
	Halliburton Co.	3.800%	11/15/25	350	343
	Halliburton Co.	4.850%	11/15/35	200	197
	Halliburton Co.	6.700%	9/15/38	125	147
	Halliburton Co.	7.450%	9/15/39	200	255
	Halliburton Co.	4.750%	8/1/43	150	141
	Halliburton Co.	5.000%	11/15/45	300	296
	Hess Corp.	3.500%	7/15/24	100	87
	Hess Corp.	7.875%	10/1/29	350	381
	Hess Corp.	7.125%	3/15/33	100	98
	Hess Corp.	6.000%	1/15/40	150	132
	Hess Corp.	5.600%	2/15/41	300	251
	Husky Energy Inc.	6.150%	6/15/19	100	107
	Husky Energy Inc.	4.000%	4/15/24	150	138
	Husky Energy Inc.	6.800%	9/15/37	50	52
	Kerr-McGee Corp.	6.950%	7/1/24	250	269
	Kerr-McGee Corp.	7.875%	9/15/31	50	54
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	300	308
	Kinder Morgan Energy Partners LP	9.000%	2/1/19	365	394
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	850	881
	Kinder Morgan Energy Partners LP	3.500%	3/1/21	125	114
	Kinder Morgan Energy Partners LP	5.000%	10/1/21	150	141
	Kinder Morgan Energy Partners LP	3.450%	2/15/23	25	21
	Kinder Morgan Energy Partners LP	3.500%	9/1/23	125	104
	Kinder Morgan Energy Partners LP	4.300%	5/1/24	300	258
	Kinder Morgan Energy Partners LP	4.250%	9/1/24	100	85
	Kinder Morgan Energy Partners LP	7.300%	8/15/33	275	249
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	40
	Kinder Morgan Energy Partners LP	6.500%	2/1/37	450	383
	Kinder Morgan Energy Partners LP	6.950%	1/15/38	50	44
	Kinder Morgan Energy Partners LP	6.500%	9/1/39	200	168
	Kinder Morgan Energy Partners LP	6.550%	9/15/40	250	213
	Kinder Morgan Energy Partners LP	5.000%	8/15/42	25	18
	Kinder Morgan Energy Partners LP	4.700%	11/1/42	375	265
	Kinder Morgan Energy Partners LP	5.000%	3/1/43	75	55
	Kinder Morgan Inc.	7.000%	6/15/17	150	155
	Kinder Morgan Inc.	2.000%	12/1/17	125	120
	Kinder Morgan Inc.	7.800%	8/1/31	90	84
	Kinder Morgan Inc.	7.750%	1/15/32	165	157
	Kinder Morgan Inc.	5.300%	12/1/34	175	137
	Kinder Morgan Inc.	5.050%	2/15/46	350	259
	Magellan Midstream Partners LP	6.550%	7/15/19	75	81
	Magellan Midstream Partners LP	4.250%	2/1/21	225	227
	Magellan Midstream Partners LP	3.200%	3/15/25	125	110

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Magellan Midstream Partners LP	5.150%	10/15/43	275	234
Marathon Oil Corp.	6.000%	10/1/17	125	127
Marathon Oil Corp.	5.900%	3/15/18	46	46
Marathon Oil Corp.	2.700%	6/1/20	150	132
Marathon Oil Corp.	2.800%	11/1/22	175	140
Marathon Oil Corp.	3.850%	6/1/25	350	280
Marathon Oil Corp.	6.800%	3/15/32	300	271
Marathon Oil Corp.	5.200%	6/1/45	100	71
Marathon Petroleum Corp.	2.700%	12/14/18	200	198
Marathon Petroleum Corp.	5.125%	3/1/21	375	394
Marathon Petroleum Corp.	4.750%	9/15/44	250	204
Marathon Petroleum Corp.	5.850%	12/15/45	200	187
Murphy Oil Corp.	2.500%	12/1/17	200	180
Murphy Oil Corp.	3.700%	12/1/22	50	38
Murphy Oil Corp.	5.125%	12/1/42	125	77
Nabors Industries Inc.	6.150%	2/15/18	450	461
Nabors Industries Inc.	5.000%	9/15/20	175	156
National Fuel Gas Co.	3.750%	3/1/23	275	255
National Oilwell Varco Inc.	1.350%	12/1/17	200	196
National Oilwell Varco Inc.	2.600%	12/1/22	25	22
National Oilwell Varco Inc.	3.950%	12/1/42	125	95
Noble Energy Inc.	8.250%	3/1/19	475	531
Noble Energy Inc.	6.000%	3/1/41	150	129
Noble Energy Inc.	5.250%	11/15/43	375	296
Noble Energy Inc.	5.050%	11/15/44	150	121
Noble Holding International Ltd.	2.500%	3/15/17	100	94
Noble Holding International Ltd.	4.900%	8/1/20	125	95
Noble Holding International Ltd.	3.950%	3/15/22	50	33
Noble Holding International Ltd.	6.200%	8/1/40	100	58
Noble Holding International Ltd.	6.050%	3/1/41	150	90
Noble Holding International Ltd.	5.250%	3/15/42	100	55
Occidental Petroleum Corp.	1.500%	2/15/18	750	738
Occidental Petroleum Corp.	4.100%	2/1/21	350	367
Occidental Petroleum Corp.	2.700%	2/15/23	350	329
Occidental Petroleum Corp.	4.625%	6/15/45	100	97
Oceaneering International Inc.	4.650%	11/15/24	85	72
ONEOK Partners LP	2.000%	10/1/17	175	168
ONEOK Partners LP	8.625%	3/1/19	225	248
ONEOK Partners LP	3.375%	10/1/22	100	80
ONEOK Partners LP	6.650%	10/1/36	300	248
ONEOK Partners LP	6.125%	2/1/41	150	115
Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	250	266
Petro-Canada	7.875%	6/15/26	25	32
Petro-Canada	7.000%	11/15/28	100	123
Petro-Canada	5.350%	7/15/33	150	157
Petro-Canada	6.800%	5/15/38	225	244
Phillips 66	2.950%	5/1/17	600	608
Phillips 66	4.300%	4/1/22	275	284
Phillips 66	4.650%	11/15/34	200	188
Phillips 66	5.875%	5/1/42	175	176
Phillips 66	4.875%	11/15/44	299	265
Phillips 66 Partners LP	2.646%	2/15/20	35	33
Phillips 66 Partners LP	3.605%	2/15/25	125	110
Phillips 66 Partners LP	4.680%	2/15/45	50	37
Pioneer Natural Resources Co.	6.875%	5/1/18	250	266
Pioneer Natural Resources Co.	3.950%	7/15/22	200	183
Pioneer Natural Resources Co.	4.450%	1/15/26	200	180
Plains All American Pipeline LP / PAA
Finance Corp.	6.500%	5/1/18	25	26
Plains All American Pipeline LP / PAA
Finance Corp.	8.750%	5/1/19	75	82
Plains All American Pipeline LP / PAA
Finance Corp.	5.000%	2/1/21	550	526
Plains All American Pipeline LP / PAA
Finance Corp.	3.600%	11/1/24	790	635
Plains All American Pipeline LP / PAA
Finance Corp.	4.300%	1/31/43	325	213
Plains All American Pipeline LP / PAA
Finance Corp.	4.700%	6/15/44	200	139
Pride International Inc.	8.500%	6/15/19	450	438
Pride International Inc.	6.875%	8/15/20	200	186

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Questar Corp.	2.750%	2/1/16	25	25
	Regency Energy Partners LP /
	Regency Energy Finance Corp.	6.500%	7/15/21	200	201
	Regency Energy Partners LP /
	Regency Energy Finance Corp.	5.875%	3/1/22	300	285
	Regency Energy Partners LP /
	Regency Energy Finance Corp.	5.000%	10/1/22	200	180
	Regency Energy Partners LP /
	Regency Energy Finance Corp.	5.500%	4/15/23	200	182
	Regency Energy Partners LP /
	Regency Energy Finance Corp.	4.500%	11/1/23	100	87
	Repsol Oil & Gas Canada Inc	7.750%	6/1/19	200	215
	Repsol Oil & Gas Canada Inc	3.750%	2/1/21	225	205
	Rowan Cos. Inc.	5.000%	9/1/17	175	174
	Rowan Cos. Inc.	7.875%	8/1/19	75	74
	Rowan Cos. Inc.	4.750%	1/15/24	50	36
	Rowan Cos. Inc.	5.400%	12/1/42	100	60
	Schlumberger Investment SA	3.650%	12/1/23	225	230
	SESI LLC	7.125%	12/15/21	125	111
	Shell International Finance BV	1.250%	11/10/17	200	199
	Shell International Finance BV	1.900%	8/10/18	575	574
	Shell International Finance BV	2.000%	11/15/18	800	798
	Shell International Finance BV	4.300%	9/22/19	550	586
	Shell International Finance BV	4.375%	3/25/20	325	348
	Shell International Finance BV	2.125%	5/11/20	450	441
	Shell International Finance BV	2.250%	11/10/20	100	98
	Shell International Finance BV	3.400%	8/12/23	75	75
	Shell International Finance BV	3.250%	5/11/25	200	193
	Shell International Finance BV	4.125%	5/11/35	200	190
	Shell International Finance BV	6.375%	12/15/38	475	566
	Shell International Finance BV	5.500%	3/25/40	125	135
	Shell International Finance BV	4.550%	8/12/43	400	380
	Shell International Finance BV	4.375%	5/11/45	400	378
[7]	Southern Natural Gas Co. LLC	5.900%	4/1/17	200	203
	Southwestern Energy Co.	7.500%	2/1/18	800	680
	Southwestern Energy Co.	4.100%	3/15/22	125	79
	Spectra Energy Capital LLC	6.200%	4/15/18	300	318
	Spectra Energy Capital LLC	6.750%	2/15/32	50	50
	Spectra Energy Partners LP	2.950%	9/25/18	25	25
	Spectra Energy Partners LP	4.750%	3/15/24	400	390
	Spectra Energy Partners LP	3.500%	3/15/25	200	176
	Spectra Energy Partners LP	4.500%	3/15/45	250	192
	Suncor Energy Inc.	6.100%	6/1/18	25	27
	Suncor Energy Inc.	5.950%	12/1/34	75	75
	Suncor Energy Inc.	6.500%	6/15/38	525	575
	Sunoco Logistics Partners
	Operations LP	4.400%	4/1/21	500	485
	Sunoco Logistics Partners
	Operations LP	3.450%	1/15/23	50	42
	Sunoco Logistics Partners
	Operations LP	4.250%	4/1/24	75	65
	Sunoco Logistics Partners
	Operations LP	4.950%	1/15/43	175	124
	Sunoco Logistics Partners
	Operations LP	5.300%	4/1/44	325	242
	Tosco Corp.	8.125%	2/15/30	100	123
	Total Capital Canada Ltd.	1.450%	1/15/18	75	75
	Total Capital Canada Ltd.	2.750%	7/15/23	125	120
	Total Capital International SA	1.000%	8/12/16	100	100
	Total Capital International SA	1.550%	6/28/17	350	350
	Total Capital International SA	2.125%	1/10/19	350	350
	Total Capital International SA	2.750%	6/19/21	150	149
	Total Capital International SA	2.875%	2/17/22	300	297
	Total Capital International SA	2.700%	1/25/23	50	48
	Total Capital International SA	3.700%	1/15/24	775	785
	Total Capital SA	2.125%	8/10/18	250	251
	Total Capital SA	4.450%	6/24/20	375	402
	Total Capital SA	4.125%	1/28/21	125	133
	TransCanada PipeLines Ltd.	1.625%	11/9/17	650	647
	TransCanada PipeLines Ltd.	6.500%	8/15/18	150	164
	TransCanada PipeLines Ltd.	3.800%	10/1/20	175	179

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	TransCanada PipeLines Ltd.	4.625%	3/1/34	350	330
	TransCanada PipeLines Ltd.	5.600%	3/31/34	150	152
	TransCanada PipeLines Ltd.	5.850%	3/15/36	300	308
	TransCanada PipeLines Ltd.	6.200%	10/15/37	475	500
	TransCanada PipeLines Ltd.	5.000%	10/16/43	150	138
[4]	TransCanada PipeLines Ltd.	6.350%	5/15/67	275	208
	Transcontinental Gas Pipe Line Co. LLC 6.050%		6/15/18	265	287
	Valero Energy Corp.	9.375%	3/15/19	100	118
	Valero Energy Corp.	6.125%	2/1/20	75	83
	Valero Energy Corp.	7.500%	4/15/32	725	789
	Western Gas Partners LP	5.375%	6/1/21	300	304
	Western Gas Partners LP	5.450%	4/1/44	150	119
	Williams Cos. Inc.	7.500%	1/15/31	116	80
	Williams Cos. Inc.	7.750%	6/15/31	185	136
	Williams Cos. Inc.	5.750%	6/24/44	200	117
	Williams Partners LP	5.250%	3/15/20	475	441
	Williams Partners LP	4.125%	11/15/20	275	239
	Williams Partners LP	3.600%	3/15/22	150	118
	Williams Partners LP	3.350%	8/15/22	125	97
	Williams Partners LP	3.900%	1/15/25	225	169
	Williams Partners LP	6.300%	4/15/40	100	77
	Williams Partners LP	5.400%	3/4/44	400	268
	Williams Partners LP	5.100%	9/15/45	150	99
	Williams Partners LP / ACMP Finance
	Corp.	4.875%	5/15/23	150	121
	Williams Partners LP / ACMP Finance
	Corp.	4.875%	3/15/24	200	160
	XTO Energy Inc.	6.250%	8/1/17	375	404

	Other Industrial (0.1%)
	California Institute of Technology GO	4.321%	8/1/45	200	208
	California Institute of Technology GO	4.700%	11/1/11	50	48
	CBRE Services Inc.	5.000%	3/15/23	150	150
	CBRE Services Inc.	5.250%	3/15/25	100	101
	Cintas Corp. No 2	6.125%	12/1/17	150	162
	Cintas Corp. No 2	3.250%	6/1/22	75	76
	Fluor Corp.	3.375%	9/15/21	75	77
	Fluor Corp.	3.500%	12/15/24	250	250
	Howard Hughes Medical Institute
	Revenue	3.500%	9/1/23	200	208
[4]	Johns Hopkins University Maryland GO 4.083%		7/1/53	75	74
[4]	Massachusetts Institute of Technology
	GO	3.959%	7/1/38	125	129
	Massachusetts Institute of Technology
	GO	5.600%	7/1/11	200	245
	Massachusetts Institute of Technology
	GO	4.678%	7/1/14	75	78
[4]	Northwestern University Illinois GO	3.688%	12/1/38	100	101
[4]	Northwestern University Illinois GO	4.643%	12/1/44	75	85
[4]	University of Notre Dame DU LAC
	Indiana GO	3.438%	2/15/45	100	94
	University of Pennsylvania GO	4.674%	9/1/12	100	100
	Yale University Connecticut GO	2.086%	4/15/19	50	50

	Technology (1.8%)
	Adobe Systems Inc.	4.750%	2/1/20	175	190
	Adobe Systems Inc.	3.250%	2/1/25	200	195
	Altera Corp.	1.750%	5/15/17	50	50
	Altera Corp.	2.500%	11/15/18	225	228
	Altera Corp.	4.100%	11/15/23	75	78
	Amphenol Corp.	1.550%	9/15/17	100	100
	Amphenol Corp.	2.550%	1/30/19	200	200
	Analog Devices Inc.	2.875%	6/1/23	150	144
	Apple Inc.	1.050%	5/5/17	275	275
	Apple Inc.	0.900%	5/12/17	150	150
	Apple Inc.	1.000%	5/3/18	450	447
	Apple Inc.	2.100%	5/6/19	425	430
	Apple Inc.	1.550%	2/7/20	225	222
	Apple Inc.	2.850%	5/6/21	1,425	1,460
	Apple Inc.	2.150%	2/9/22	325	317
	Apple Inc.	2.700%	5/13/22	500	501

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Apple Inc.	2.400%	5/3/23	725	706
	Apple Inc.	3.450%	5/6/24	450	466
	Apple Inc.	2.500%	2/9/25	100	96
	Apple Inc.	3.200%	5/13/25	350	354
	Apple Inc.	3.850%	5/4/43	450	415
	Apple Inc.	4.450%	5/6/44	175	177
	Apple Inc.	3.450%	2/9/45	225	193
	Apple Inc.	4.375%	5/13/45	350	350
	Applied Materials Inc.	2.625%	10/1/20	150	150
	Applied Materials Inc.	4.300%	6/15/21	150	160
	Applied Materials Inc.	3.900%	10/1/25	300	300
	Applied Materials Inc.	5.100%	10/1/35	100	101
	Applied Materials Inc.	5.850%	6/15/41	150	163
	Arrow Electronics Inc.	3.000%	3/1/18	50	50
	Arrow Electronics Inc.	3.500%	4/1/22	100	96
	Arrow Electronics Inc.	4.500%	3/1/23	50	51
	Arrow Electronics Inc.	4.000%	4/1/25	100	96
	Autodesk Inc.	1.950%	12/15/17	25	25
	Autodesk Inc.	3.125%	6/15/20	100	99
	Autodesk Inc.	3.600%	12/15/22	25	24
	Autodesk Inc.	4.375%	6/15/25	50	49
	Avnet Inc.	5.875%	6/15/20	200	217
	Baidu Inc.	2.750%	6/9/19	200	199
	Baidu Inc.	3.500%	11/28/22	500	493
	Broadcom Corp.	2.700%	11/1/18	50	51
	Broadcom Corp.	2.500%	8/15/22	325	323
	Broadridge Financial Solutions Inc.	3.950%	9/1/20	75	78
	CA Inc.	5.375%	12/1/19	175	190
	CA Inc.	3.600%	8/1/20	100	102
	CA Inc.	4.500%	8/15/23	75	76
	Cadence Design Systems Inc.	4.375%	10/15/24	100	99
	Cisco Systems Inc.	1.100%	3/3/17	100	100
	Cisco Systems Inc.	3.150%	3/14/17	50	51
	Cisco Systems Inc.	4.950%	2/15/19	475	519
	Cisco Systems Inc.	2.125%	3/1/19	600	605
	Cisco Systems Inc.	4.450%	1/15/20	825	898
	Cisco Systems Inc.	2.900%	3/4/21	75	77
	Cisco Systems Inc.	3.625%	3/4/24	125	131
	Cisco Systems Inc.	5.900%	2/15/39	200	245
	Cisco Systems Inc.	5.500%	1/15/40	275	329
	Computer Sciences Corp.	6.500%	3/15/18	50	54
	Corning Inc.	1.500%	5/8/18	250	246
	Corning Inc.	6.625%	5/15/19	25	28
	Corning Inc.	2.900%	5/15/22	175	168
	Corning Inc.	3.700%	11/15/23	200	197
	Corning Inc.	4.700%	3/15/37	50	48
	Corning Inc.	5.750%	8/15/40	75	80
	Dun & Bradstreet Corp.	4.375%	12/1/22	50	49
	EMC Corp.	1.875%	6/1/18	460	429
	EMC Corp.	2.650%	6/1/20	165	146
	EMC Corp.	3.375%	6/1/23	220	178
	Equifax Inc.	6.300%	7/1/17	25	27
	Fidelity National Information
	Services Inc.	2.000%	4/15/18	25	25
	Fidelity National Information
	Services Inc.	2.850%	10/15/18	150	151
	Fidelity National Information
	Services Inc.	3.625%	10/15/20	400	405
	Fidelity National Information
	Services Inc.	5.000%	3/15/22	50	52
	Fidelity National Information
	Services Inc.	3.500%	4/15/23	175	167
	Fidelity National Information
	Services Inc.	5.000%	10/15/25	75	77
	Fiserv Inc.	2.700%	6/1/20	125	125
	Fiserv Inc.	3.500%	10/1/22	150	150
	Fiserv Inc.	3.850%	6/1/25	300	300
	Flextronics International Ltd.	4.625%	2/15/20	85	88
	Google Inc.	3.625%	5/19/21	150	160
[7]	Hewlett Packard Enterprise Co.	2.450%	10/5/17	400	400
[7]	Hewlett Packard Enterprise Co.	2.850%	10/5/18	350	350

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[7]	Hewlett Packard Enterprise Co.	3.600%	10/15/20	425	426
[7]	Hewlett Packard Enterprise Co.	4.400%	10/15/22	375	374
[7]	Hewlett Packard Enterprise Co.	4.900%	10/15/25	500	491
[7]	Hewlett Packard Enterprise Co.	6.200%	10/15/35	100	96
[7]	Hewlett Packard Enterprise Co.	6.350%	10/15/45	400	381
	HP Inc.	3.750%	12/1/20	53	53
	HP Inc.	4.300%	6/1/21	850	846
	HP Inc.	4.375%	9/15/21	200	195
	HP Inc.	4.650%	12/9/21	350	349
	HP Inc.	6.000%	9/15/41	100	87
	Ingram Micro Inc.	4.950%	12/15/24	250	249
	Intel Corp.	1.350%	12/15/17	775	776
	Intel Corp.	2.450%	7/29/20	300	303
	Intel Corp.	3.300%	10/1/21	100	104
	Intel Corp.	3.100%	7/29/22	175	178
	Intel Corp.	2.700%	12/15/22	275	272
	Intel Corp.	3.700%	7/29/25	200	207
	Intel Corp.	4.000%	12/15/32	150	149
	Intel Corp.	4.800%	10/1/41	475	496
	Intel Corp.	4.250%	12/15/42	325	315
	Intel Corp.	4.900%	7/29/45	250	264
	International Business Machines Corp.	5.700%	9/14/17	2,150	2,306
	International Business Machines Corp.	1.950%	2/12/19	225	226
	International Business Machines Corp.	1.625%	5/15/20	25	24
	International Business Machines Corp.	2.875%	11/9/22	100	99
	International Business Machines Corp.	3.625%	2/12/24	450	461
	International Business Machines Corp.	7.000%	10/30/25	300	385
	International Business Machines Corp.	6.220%	8/1/27	75	93
	International Business Machines Corp.	6.500%	1/15/28	75	94
	International Business Machines Corp.	5.600%	11/30/39	98	114
	International Business Machines Corp.	4.000%	6/20/42	68	63
	Jabil Circuit Inc.	5.625%	12/15/20	100	105
	Juniper Networks Inc.	3.300%	6/15/20	200	200
	Juniper Networks Inc.	4.600%	3/15/21	50	52
	Juniper Networks Inc.	4.350%	6/15/25	50	49
	Juniper Networks Inc.	5.950%	3/15/41	25	23
	Keysight Technologies Inc.	3.300%	10/30/19	100	98
	Keysight Technologies Inc.	4.550%	10/30/24	100	96
	KLA-Tencor Corp.	2.375%	11/1/17	100	100
	KLA-Tencor Corp.	4.125%	11/1/21	300	301
	KLA-Tencor Corp.	4.650%	11/1/24	200	201
	Lam Research Corp.	2.750%	3/15/20	100	97
	Lam Research Corp.	3.800%	3/15/25	100	95
	Lender Processing Services Inc /
	Black Knight Lending Solutions Inc	5.750%	4/15/23	65	68
	Lexmark International Inc.	6.650%	6/1/18	150	162
	Maxim Integrated Products Inc.	3.375%	3/15/23	25	25
	Microsoft Corp.	1.000%	5/1/18	200	199
	Microsoft Corp.	1.300%	11/3/18	425	424
	Microsoft Corp.	4.200%	6/1/19	25	27
	Microsoft Corp.	3.000%	10/1/20	225	235
	Microsoft Corp.	2.000%	11/3/20	550	550
	Microsoft Corp.	2.375%	2/12/22	450	444
	Microsoft Corp.	2.650%	11/3/22	200	200
	Microsoft Corp.	2.125%	11/15/22	200	193
	Microsoft Corp.	2.375%	5/1/23	75	74
	Microsoft Corp.	3.625%	12/15/23	300	316
	Microsoft Corp.	2.700%	2/12/25	250	243
	Microsoft Corp.	3.125%	11/3/25	850	852
	Microsoft Corp.	3.500%	2/12/35	250	231
	Microsoft Corp.	4.200%	11/3/35	250	255
	Microsoft Corp.	5.200%	6/1/39	25	28
	Microsoft Corp.	4.500%	10/1/40	100	104
	Microsoft Corp.	5.300%	2/8/41	50	57
	Microsoft Corp.	3.500%	11/15/42	280	249
	Microsoft Corp.	3.750%	5/1/43	45	42
	Microsoft Corp.	3.750%	2/12/45	275	253
	Microsoft Corp.	4.450%	11/3/45	725	749
	Microsoft Corp.	4.000%	2/12/55	400	359
	Microsoft Corp.	4.750%	11/3/55	175	180
	Motorola Solutions Inc.	3.750%	5/15/22	250	228

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Motorola Solutions Inc.	7.500%	5/15/25	50	55
	Motorola Solutions Inc.	5.500%	9/1/44	100	77
	NetApp Inc.	3.375%	6/15/21	300	293
	Oracle Corp.	1.200%	10/15/17	325	325
	Oracle Corp.	5.750%	4/15/18	300	327
	Oracle Corp.	2.375%	1/15/19	225	228
	Oracle Corp.	5.000%	7/8/19	550	606
	Oracle Corp.	2.250%	10/8/19	225	227
	Oracle Corp.	2.500%	10/15/22	515	503
	Oracle Corp.	3.400%	7/8/24	450	456
	Oracle Corp.	2.950%	5/15/25	1,400	1,366
	Oracle Corp.	3.250%	5/15/30	100	94
	Oracle Corp.	4.300%	7/8/34	300	298
	Oracle Corp.	3.900%	5/15/35	75	71
	Oracle Corp.	6.500%	4/15/38	200	252
	Oracle Corp.	6.125%	7/8/39	150	182
	Oracle Corp.	5.375%	7/15/40	600	666
	Oracle Corp.	4.500%	7/8/44	200	200
	Oracle Corp.	4.125%	5/15/45	500	473
	Oracle Corp.	4.375%	5/15/55	150	139
	Pitney Bowes Inc.	4.625%	3/15/24	50	49
	QUALCOMM Inc.	1.400%	5/18/18	600	595
	QUALCOMM Inc.	2.250%	5/20/20	300	297
	QUALCOMM Inc.	3.450%	5/20/25	250	240
	QUALCOMM Inc.	4.650%	5/20/35	125	116
	QUALCOMM Inc.	4.800%	5/20/45	325	287
	Seagate HDD Cayman	3.750%	11/15/18	200	199
	Seagate HDD Cayman	4.750%	6/1/23	150	131
	Seagate HDD Cayman	4.750%	1/1/25	100	83
[7]	Seagate HDD Cayman	4.875%	6/1/27	175	134
[7]	Seagate HDD Cayman	5.750%	12/1/34	200	142
	Symantec Corp.	2.750%	6/15/17	175	175
	Symantec Corp.	4.200%	9/15/20	50	52
	Symantec Corp.	3.950%	6/15/22	175	174
	Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	150	154
	Texas Instruments Inc.	1.650%	8/3/19	525	519
	Total System Services Inc.	2.375%	6/1/18	75	74
	Trimble Navigation Ltd.	4.750%	12/1/24	75	75
	Tyco Electronics Group SA	6.550%	10/1/17	75	81
	Tyco Electronics Group SA	2.350%	8/1/19	50	50
	Tyco Electronics Group SA	3.500%	2/3/22	100	102
	Tyco Electronics Group SA	3.450%	8/1/24	100	99
	Tyco Electronics Group SA	7.125%	10/1/37	200	255
	Verisk Analytics Inc.	4.125%	9/12/22	375	377
	Verisk Analytics Inc.	5.500%	6/15/45	50	48
	Xerox Corp.	6.750%	2/1/17	100	105
	Xerox Corp.	2.950%	3/15/17	500	504
	Xerox Corp.	6.350%	5/15/18	175	188
	Xerox Corp.	5.625%	12/15/19	25	27
	Xerox Corp.	2.800%	5/15/20	75	72
	Xerox Corp.	3.800%	5/15/24	50	47
	Xerox Corp.	6.750%	12/15/39	175	168
	Xilinx Inc.	2.125%	3/15/19	100	99
	Xilinx Inc.	3.000%	3/15/21	100	100

	Transportation (0.6%)
[4]	American Airlines 2013-1 Class A Pass
	Through Trust	4.000%	1/15/27	27	27
[4]	American Airlines 2013-2 Class A Pass
	Through Trust	4.950%	7/15/24	217	230
[4]	American Airlines 2014-1 Class A Pass
	Through Trust	3.700%	4/1/28	118	118
[4]	American Airlines 2015-1 Class A Pass
	Through Trust	3.375%	11/1/28	171	166
[4]	American Airlines 2015-1 Class B Pass
	Through Trust	3.700%	11/1/24	48	46
[4]	American Airlines 2015-2 Class AA Pass
	Through Trust	3.600%	9/22/27	55	56
[4]	BNSF Funding Trust I	6.613%	12/15/55	75	84
	Burlington Northern Santa Fe LLC	5.650%	5/1/17	200	211
	Burlington Northern Santa Fe LLC	5.750%	3/15/18	100	108

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	150	150
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	150	150
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	125	123
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	125	130
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	200	205
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	150	149
	Burlington Northern Santa Fe LLC	3.000%	4/1/25	100	96
	Burlington Northern Santa Fe LLC	3.650%	9/1/25	75	76
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	125	148
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	125	129
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	250	271
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	250	238
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	100	95
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	75	72
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	125	132
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	100	103
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	150	144
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	75	68
	Burlington Northern Santa Fe LLC	4.700%	9/1/45	75	75
	Canadian National Railway Co.	1.450%	12/15/16	250	250
	Canadian National Railway Co.	5.550%	3/1/19	100	110
	Canadian National Railway Co.	2.850%	12/15/21	75	75
	Canadian National Railway Co.	6.250%	8/1/34	75	95
	Canadian National Railway Co.	6.200%	6/1/36	75	96
	Canadian National Railway Co.	6.375%	11/15/37	100	130
	Canadian National Railway Co.	3.500%	11/15/42	50	45
	Canadian Pacific Railway Co.	7.250%	5/15/19	150	171
	Canadian Pacific Railway Co.	9.450%	8/1/21	50	65
	Canadian Pacific Railway Co.	4.450%	3/15/23	225	240
	Canadian Pacific Railway Co.	7.125%	10/15/31	100	125
	Canadian Pacific Railway Co.	5.950%	5/15/37	450	506
	Canadian Pacific Railway Co.	6.125%	9/15/15	70	72
	Canadian Pacific Railway Ltd.	5.750%	1/15/42	115	125
[4]	Continental Airlines 2007-1 Class A
	Pass Through Trust	5.983%	10/19/23	59	65
[4]	Continental Airlines 2009-2 Class A
	Pass Through Trust	7.250%	5/10/21	108	122
[4]	Continental Airlines 2012-1 Class A
	Pass Through Trust	4.150%	10/11/25	329	338
[4]	Continental Airlines 2012-2 Class A
	Pass Through Trust	4.000%	4/29/26	90	91
	CSX Corp.	5.600%	5/1/17	180	189
	CSX Corp.	6.250%	3/15/18	375	408
	CSX Corp.	7.375%	2/1/19	100	115
	CSX Corp.	3.350%	11/1/25	150	146
	CSX Corp.	6.220%	4/30/40	152	180
	CSX Corp.	5.500%	4/15/41	225	248
	CSX Corp.	4.750%	5/30/42	210	210
	CSX Corp.	4.100%	3/15/44	150	136
	CSX Corp.	3.950%	5/1/50	125	106
	CSX Corp.	4.500%	8/1/54	25	23
[4]	Delta Air Lines 2007-1 Class A Pass
	Through Trust	6.821%	2/10/24	145	167
[4]	Delta Air Lines 2009-1 Class A Pass
	Through Trust	7.750%	6/17/21	59	66
[4]	Delta Air Lines 2010-2 Class A Pass
	Through Trust	4.950%	11/23/20	44	46
[4]	Delta Air Lines 2015-1 Class AA Pass
	Through Trust	3.625%	7/30/27	50	51
	FedEx Corp.	8.000%	1/15/19	100	116
	FedEx Corp.	2.625%	8/1/22	75	73
	FedEx Corp.	4.000%	1/15/24	125	130
	FedEx Corp.	3.875%	8/1/42	100	86
	FedEx Corp.	4.100%	4/15/43	75	66
	FedEx Corp.	5.100%	1/15/44	100	104
	FedEx Corp.	4.750%	11/15/45	150	148
	FedEx Corp.	4.500%	2/1/65	60	51
[4]	Hawaiian Airlines 2013-1 Class A Pass
	Through Certificates	3.900%	1/15/26	252	243
	JB Hunt Transport Services Inc.	3.300%	8/15/22	100	99
	JB Hunt Transport Services Inc.	3.850%	3/15/24	50	51

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[7]	Kansas City Southern	2.350%	5/15/20	25	24
[7]	Kansas City Southern	3.000%	5/15/23	75	71
[7]	Kansas City Southern	4.300%	5/15/43	75	66
[7]	Kansas City Southern	4.950%	8/15/45	125	122
[4,7] Latam Airlines 2015-1 Pass Through
	Trust A	4.200%	11/15/27	125	115
	Norfolk Southern Corp.	7.700%	5/15/17	450	487
	Norfolk Southern Corp.	5.900%	6/15/19	175	195
	Norfolk Southern Corp.	2.903%	2/15/23	48	46
	Norfolk Southern Corp.	5.590%	5/17/25	50	57
	Norfolk Southern Corp.	7.800%	5/15/27	60	79
	Norfolk Southern Corp.	4.837%	10/1/41	313	305
	Norfolk Southern Corp.	4.450%	6/15/45	75	70
	Norfolk Southern Corp.	7.900%	5/15/97	70	96
	Norfolk Southern Corp.	6.000%	3/15/05	100	107
	Norfolk Southern Corp.	6.000%	5/23/11	240	252
	Ryder System Inc.	2.450%	11/15/18	250	250
	Ryder System Inc.	2.350%	2/26/19	250	250
	Ryder System Inc.	2.550%	6/1/19	300	299
	Ryder System Inc.	2.500%	5/11/20	50	49
	Southwest Airlines Co.	2.750%	11/6/19	50	50
	Southwest Airlines Co.	2.650%	11/5/20	125	124
[4]	Southwest Airlines Co. 2007-1 Pass
	Through Trust	6.150%	2/1/24	35	39
[4]	Spirit Airlines Class A Pass Through
	Certificates Series 2015-1	4.100%	10/1/29	100	99
	Trinity Industries Inc.	4.550%	10/1/24	60	55
	Union Pacific Corp.	2.250%	6/19/20	225	225
	Union Pacific Corp.	4.163%	7/15/22	659	713
	Union Pacific Corp.	3.250%	1/15/25	100	101
	Union Pacific Corp.	3.250%	8/15/25	250	253
	Union Pacific Corp.	3.375%	2/1/35	100	91
	Union Pacific Corp.	4.750%	9/15/41	350	373
	Union Pacific Corp.	4.750%	12/15/43	100	107
	Union Pacific Corp.	4.821%	2/1/44	100	108
	Union Pacific Corp.	4.050%	11/15/45	150	146
	Union Pacific Corp.	3.875%	2/1/55	100	88
	Union Pacific Corp.	4.375%	11/15/65	135	125
[4]	United Airlines 2013-1 Class A Pass
	Through Trust	4.300%	2/15/27	143	148
[4]	United Airlines 2014-1 Class A Pass
	Through Trust	4.000%	10/11/27	194	198
	United Airlines 2015-1 Class A Pass
	Through Trust	3.700%	12/1/22	60	60
[4]	United Airlines 2015-1 Class AA Pass
	Through Trust	3.450%	12/1/27	175	175
	United Parcel Service Inc.	5.500%	1/15/18	175	190
	United Parcel Service Inc.	5.125%	4/1/19	100	110
	United Parcel Service Inc.	3.125%	1/15/21	275	286
	United Parcel Service Inc.	2.450%	10/1/22	450	444
	United Parcel Service Inc.	6.200%	1/15/38	278	357
	United Parcel Service Inc.	4.875%	11/15/40	75	84
	United Parcel Service Inc.	3.625%	10/1/42	75	69
[4]	US Airways 2013-1 Class A Pass
	Through Trust	3.950%	5/15/27	136	136
[4]	US Airways Inc. 2012-2 Class A Pass
	Through Trust	4.625%	12/3/26	41	43
456,993
Utilities (2.1%)
	Electric (1.9%)
	AEP Texas Central Co.	6.650%	2/15/33	200	244
	Alabama Power Co.	5.500%	10/15/17	230	244
	Alabama Power Co.	6.125%	5/15/38	50	61
	Alabama Power Co.	5.500%	3/15/41	50	57
	Alabama Power Co.	5.200%	6/1/41	175	191
	Alabama Power Co.	3.850%	12/1/42	25	23
	Alabama Power Co.	4.150%	8/15/44	75	72
	Alabama Power Co.	3.750%	3/1/45	150	135
	Ameren Corp.	2.700%	11/15/20	100	100
	Ameren Corp.	3.650%	2/15/26	80	80
	Ameren Illinois Co.	6.125%	11/15/17	25	27

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Ameren Illinois Co.	2.700%	9/1/22	500	492
	American Electric Power Co. Inc.	1.650%	12/15/17	150	149
	American Electric Power Co. Inc.	2.950%	12/15/22	25	25
	Appalachian Power Co.	4.600%	3/30/21	50	53
	Appalachian Power Co.	6.700%	8/15/37	250	299
	Arizona Public Service Co.	8.750%	3/1/19	200	238
	Arizona Public Service Co.	3.350%	6/15/24	50	51
	Arizona Public Service Co.	3.150%	5/15/25	200	199
	Arizona Public Service Co.	4.500%	4/1/42	25	26
	Arizona Public Service Co.	4.700%	1/15/44	100	106
	Arizona Public Service Co.	4.350%	11/15/45	125	126
	Atlantic City Electric Co.	7.750%	11/15/18	100	115
	Baltimore Gas & Electric Co.	3.500%	11/15/21	350	363
	Berkshire Hathaway Energy Co.	5.750%	4/1/18	575	621
	Berkshire Hathaway Energy Co.	2.000%	11/15/18	125	124
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	100	103
	Berkshire Hathaway Energy Co.	3.500%	2/1/25	100	99
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	225	257
	Berkshire Hathaway Energy Co.	6.500%	9/15/37	50	61
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	150	158
	Berkshire Hathaway Energy Co.	4.500%	2/1/45	100	96
	CenterPoint Energy Houston Electric
	LLC	6.950%	3/15/33	50	66
	CenterPoint Energy Inc.	6.500%	5/1/18	200	218
	Cleco Power LLC	6.000%	12/1/40	100	112
	Cleveland Electric Illuminating Co.	5.500%	8/15/24	225	253
	CMS Energy Corp.	8.750%	6/15/19	200	239
	CMS Energy Corp.	3.875%	3/1/24	25	25
	CMS Energy Corp.	3.600%	11/15/25	175	174
	CMS Energy Corp.	4.700%	3/31/43	125	124
	Commonwealth Edison Co.	6.150%	9/15/17	325	349
	Commonwealth Edison Co.	5.800%	3/15/18	75	81
	Commonwealth Edison Co.	4.000%	8/1/20	25	26
	Commonwealth Edison Co.	5.900%	3/15/36	50	60
	Commonwealth Edison Co.	6.450%	1/15/38	175	223
	Commonwealth Edison Co.	4.600%	8/15/43	300	310
	Commonwealth Edison Co.	4.700%	1/15/44	175	184
	Commonwealth Edison Co.	3.700%	3/1/45	300	270
	Connecticut Light & Power Co.	2.500%	1/15/23	125	121
	Connecticut Light & Power Co.	4.300%	4/15/44	500	502
	Consolidated Edison Co. of
	New York Inc.	6.650%	4/1/19	550	624
	Consolidated Edison Co. of
	New York Inc.	4.450%	6/15/20	200	217
	Consolidated Edison Co. of
	New York Inc.	5.300%	3/1/35	200	223
	Consolidated Edison Co. of
	New York Inc.	5.850%	3/15/36	275	327
	Consolidated Edison Co. of
	New York Inc.	6.200%	6/15/36	75	91
	Consolidated Edison Co. of
	New York Inc.	4.450%	3/15/44	200	200
	Consolidated Edison Co. of
	New York Inc.	4.500%	12/1/45	375	378
	Constellation Energy Group Inc.	5.150%	12/1/20	200	217
	Consumers Energy Co.	5.650%	9/15/18	285	311
	Consumers Energy Co.	3.375%	8/15/23	275	281
	Consumers Energy Co.	3.950%	5/15/43	75	73
	Consumers Energy Co.	4.100%	11/15/45	50	50
	Consumers Energy Co.	4.350%	8/31/64	50	47
	Delmarva Power & Light Co.	3.500%	11/15/23	25	26
	Delmarva Power & Light Co.	4.000%	6/1/42	50	47
	Dominion Resources Inc.	6.400%	6/15/18	342	374
	Dominion Resources Inc.	2.500%	12/1/19	50	50
	Dominion Resources Inc.	3.625%	12/1/24	50	49
	Dominion Resources Inc.	3.900%	10/1/25	125	125
	Dominion Resources Inc.	6.300%	3/15/33	100	115
	Dominion Resources Inc.	5.950%	6/15/35	225	252
	Dominion Resources Inc.	4.050%	9/15/42	100	88
	Dominion Resources Inc.	4.700%	12/1/44	175	171
[4]	Dominion Resources Inc.	5.750%	10/1/54	100	98

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	DTE Electric Co.	3.900%	6/1/21	100	106
	DTE Electric Co.	2.650%	6/15/22	225	221
	DTE Electric Co.	3.650%	3/15/24	175	183
	DTE Electric Co.	3.375%	3/1/25	225	230
	DTE Electric Co.	3.950%	6/15/42	50	48
	DTE Electric Co.	4.000%	4/1/43	225	218
	DTE Energy Co.	2.400%	12/1/19	300	299
	Duke Energy Carolinas LLC	4.300%	6/15/20	325	352
	Duke Energy Carolinas LLC	3.900%	6/15/21	500	531
	Duke Energy Carolinas LLC	6.000%	12/1/28	125	150
	Duke Energy Carolinas LLC	6.100%	6/1/37	100	121
	Duke Energy Carolinas LLC	6.000%	1/15/38	25	31
	Duke Energy Carolinas LLC	6.050%	4/15/38	25	31
	Duke Energy Carolinas LLC	5.300%	2/15/40	100	115
	Duke Energy Carolinas LLC	4.000%	9/30/42	75	72
	Duke Energy Corp.	2.100%	6/15/18	75	75
	Duke Energy Corp.	5.050%	9/15/19	250	272
	Duke Energy Corp.	3.050%	8/15/22	75	74
	Duke Energy Corp.	3.750%	4/15/24	325	329
	Duke Energy Florida LLC	5.650%	6/15/18	75	82
	Duke Energy Florida LLC	6.350%	9/15/37	225	287
	Duke Energy Florida LLC	6.400%	6/15/38	200	256
	Duke Energy Florida LLC	3.850%	11/15/42	200	187
	Duke Energy Indiana Inc.	3.750%	7/15/20	25	26
	Duke Energy Indiana Inc.	6.350%	8/15/38	225	287
	Duke Energy Indiana Inc.	4.200%	3/15/42	400	392
	Duke Energy Progress Llc	5.300%	1/15/19	175	192
	Duke Energy Progress LLC	4.375%	3/30/44	550	558
	El Paso Electric Co.	6.000%	5/15/35	50	59
	Entergy Arkansas Inc.	3.750%	2/15/21	75	78
	Entergy Gulf States Louisiana LLC	6.000%	5/1/18	200	219
	Entergy Louisiana LLC	5.400%	11/1/24	475	543
	Entergy Louisiana LLC	4.950%	1/15/45	100	100
	Entergy Texas Inc.	7.125%	2/1/19	325	368
	Eversource Energy	1.450%	5/1/18	100	98
	Eversource Energy	4.500%	11/15/19	75	80
	Eversource Energy	3.150%	1/15/25	125	122
	Exelon Corp.	2.850%	6/15/20	75	75
[7]	Exelon Corp.	3.950%	6/15/25	200	200
[7]	Exelon Corp.	4.950%	6/15/35	225	226
	Exelon Corp.	5.625%	6/15/35	20	21
[7]	Exelon Corp.	5.100%	6/15/45	250	250
	Exelon Generation Co. LLC	6.200%	10/1/17	125	133
	Exelon Generation Co. LLC	2.950%	1/15/20	400	399
	Exelon Generation Co. LLC	4.000%	10/1/20	225	232
	Exelon Generation Co. LLC	5.600%	6/15/42	205	191
	FirstEnergy Solutions Corp.	6.800%	8/15/39	125	118
	Florida Power & Light Co.	5.550%	11/1/17	75	80
	Florida Power & Light Co.	5.625%	4/1/34	25	30
	Florida Power & Light Co.	5.650%	2/1/37	96	115
	Florida Power & Light Co.	5.960%	4/1/39	475	593
	Florida Power & Light Co.	3.800%	12/15/42	150	142
	Georgia Power Co.	1.950%	12/1/18	140	140
	Georgia Power Co.	5.650%	3/1/37	50	54
	Georgia Power Co.	5.400%	6/1/40	300	316
	Georgia Power Co.	4.300%	3/15/43	100	92
	Iberdrola International BV	6.750%	7/15/36	75	92
	Indiana Michigan Power Co.	7.000%	3/15/19	100	113
	Indiana Michigan Power Co.	6.050%	3/15/37	200	227
	Interstate Power & Light Co.	3.250%	12/1/24	50	50
	Interstate Power & Light Co.	6.250%	7/15/39	50	63
	ITC Holdings Corp.	4.050%	7/1/23	75	77
	ITC Holdings Corp.	5.300%	7/1/43	175	179
	Jersey Central Power & Light Co.	5.650%	6/1/17	250	263
[4]	John Sevier Combined Cycle
	Generation LLC	4.626%	1/15/42	71	78
	Kansas City Power & Light Co.	6.050%	11/15/35	50	60
	Kansas City Power & Light Co.	5.300%	10/1/41	100	109
	Kentucky Utilities Co.	3.250%	11/1/20	50	52
	Kentucky Utilities Co.	5.125%	11/1/40	125	140
	Kentucky Utilities Co.	4.650%	11/15/43	250	265

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Kentucky Utilities Co.	4.375%	10/1/45	25	26
	LG&E & KU Energy LLC	3.750%	11/15/20	100	103
	Louisville Gas & Electric Co.	5.125%	11/15/40	125	140
	Louisville Gas & Electric Co.	4.650%	11/15/43	25	26
	MidAmerican Energy Co.	5.300%	3/15/18	50	54
	MidAmerican Energy Co.	6.750%	12/30/31	125	160
	MidAmerican Energy Co.	5.750%	11/1/35	125	149
	Mississippi Power Co.	4.250%	3/15/42	150	115
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	4/10/17	250	262
	National Rural Utilities Cooperative
	Finance Corp.	0.950%	4/24/17	100	100
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	2/1/18	200	214
	National Rural Utilities Cooperative
	Finance Corp.	2.300%	11/15/19	175	174
	National Rural Utilities Cooperative
	Finance Corp.	2.000%	1/27/20	300	294
	National Rural Utilities Cooperative
	Finance Corp.	2.350%	6/15/20	375	371
	National Rural Utilities Cooperative
	Finance Corp.	2.300%	11/1/20	425	421
	National Rural Utilities Cooperative
	Finance Corp.	4.023%	11/1/32	204	200
[4]	National Rural Utilities Cooperative
	Finance Corp.	4.750%	4/30/43	25	25
	Nevada Power Co.	7.125%	3/15/19	550	629
	NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	425	419
	NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	625	623
[4]	NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	75	57
	Northern States Power Co.	5.250%	3/1/18	175	188
	Northern States Power Co.	2.200%	8/15/20	50	50
	Northern States Power Co.	6.250%	6/1/36	75	95
	Northern States Power Co.	6.200%	7/1/37	50	63
	Northern States Power Co.	5.350%	11/1/39	175	202
	Northern States Power Co.	4.000%	8/15/45	50	49
	NorthWestern Corp.	4.176%	11/15/44	75	74
	NSTAR Electric Co.	5.625%	11/15/17	150	160
	NSTAR Electric Co.	2.375%	10/15/22	150	144
	NSTAR Electric Co.	5.500%	3/15/40	75	87
	Oglethorpe Power Corp.	6.100%	3/15/19	90	99
	Oglethorpe Power Corp.	5.950%	11/1/39	50	56
	Oglethorpe Power Corp.	5.375%	11/1/40	125	134
	Ohio Edison Co.	8.250%	10/15/38	100	139
	Oklahoma Gas & Electric Co.	5.850%	6/1/40	100	120
	Oklahoma Gas & Electric Co.	3.900%	5/1/43	50	46
	Oklahoma Gas & Electric Co.	4.000%	12/15/44	150	141
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	175	182
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	125	160
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	225	299
	Pacific Gas & Electric Co.	5.625%	11/30/17	150	160
	Pacific Gas & Electric Co.	8.250%	10/15/18	220	256
	Pacific Gas & Electric Co.	3.250%	6/15/23	300	301
	Pacific Gas & Electric Co.	3.750%	2/15/24	50	52
	Pacific Gas & Electric Co.	3.400%	8/15/24	50	50
	Pacific Gas & Electric Co.	3.500%	6/15/25	50	51
	Pacific Gas & Electric Co.	6.050%	3/1/34	625	743
	Pacific Gas & Electric Co.	6.350%	2/15/38	100	122
	Pacific Gas & Electric Co.	5.400%	1/15/40	250	282
	Pacific Gas & Electric Co.	4.450%	4/15/42	225	226
	Pacific Gas & Electric Co.	4.600%	6/15/43	375	382
	Pacific Gas & Electric Co.	4.750%	2/15/44	150	156
	Pacific Gas & Electric Co.	4.250%	3/15/46	175	170
	PacifiCorp	5.650%	7/15/18	100	109
	PacifiCorp	3.600%	4/1/24	125	129
	PacifiCorp	7.700%	11/15/31	600	826
	PacifiCorp	5.250%	6/15/35	100	112
	Peco Energy Co.	5.350%	3/1/18	50	54
	Peco Energy Co.	2.375%	9/15/22	75	73
	Pennsylvania Electric Co.	6.050%	9/1/17	85	90
	PG&E Corp.	2.400%	3/1/19	100	100

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Potomac Electric Power Co.	6.500%	11/15/37	100	129
	PPL Capital Funding Inc.	1.900%	6/1/18	50	50
	PPL Capital Funding Inc.	3.500%	12/1/22	115	116
	PPL Capital Funding Inc.	3.400%	6/1/23	100	99
	PPL Capital Funding Inc.	3.950%	3/15/24	50	51
	PPL Capital Funding Inc.	4.700%	6/1/43	25	25
	PPL Capital Funding Inc.	5.000%	3/15/44	350	361
	PPL Electric Utilities Corp.	3.000%	9/15/21	125	127
	PPL Electric Utilities Corp.	4.125%	6/15/44	50	49
	Progress Energy Inc.	7.050%	3/15/19	400	454
	Progress Energy Inc.	3.150%	4/1/22	40	40
	Progress Energy Inc.	7.000%	10/30/31	119	147
	Progress Energy Inc.	6.000%	12/1/39	25	29
	PSEG Power LLC	8.625%	4/15/31	381	474
	Public Service Co. of Colorado	5.125%	6/1/19	275	302
	Public Service Co. of Colorado	3.200%	11/15/20	25	26
	Public Service Co. of Colorado	2.900%	5/15/25	100	98
	Public Service Co. of Colorado	4.750%	8/15/41	75	81
	Public Service Co. of Colorado	3.600%	9/15/42	175	159
	Public Service Co. of New Hampshire	3.500%	11/1/23	50	51
	Public Service Co. of Oklahoma	6.625%	11/15/37	200	241
	Public Service Electric & Gas Co.	5.300%	5/1/18	85	92
	Public Service Electric & Gas Co.	2.300%	9/15/18	125	126
	Public Service Electric & Gas Co.	1.800%	6/1/19	50	49
	Public Service Electric & Gas Co.	3.050%	11/15/24	100	99
	Public Service Electric & Gas Co.	3.000%	5/15/25	80	79
	Public Service Electric & Gas Co.	4.000%	6/1/44	500	487
	Public Service Electric & Gas Co.	4.050%	5/1/45	100	98
	Public Service Electric & Gas Co.	4.150%	11/1/45	50	49
	Puget Energy Inc.	6.500%	12/15/20	75	86
	Puget Energy Inc.	6.000%	9/1/21	100	113
[7]	Puget Energy Inc.	3.650%	5/15/25	400	388
	Puget Sound Energy Inc.	5.483%	6/1/35	25	29
	Puget Sound Energy Inc.	6.274%	3/15/37	125	158
	Puget Sound Energy Inc.	5.757%	10/1/39	75	91
	Puget Sound Energy Inc.	5.764%	7/15/40	100	121
	Puget Sound Energy Inc.	4.434%	11/15/41	150	154
	San Diego Gas & Electric Co.	5.350%	5/15/35	25	29
	San Diego Gas & Electric Co.	5.350%	5/15/40	50	58
	San Diego Gas & Electric Co.	4.500%	8/15/40	150	157
	San Diego Gas & Electric Co.	3.950%	11/15/41	175	169
	San Diego Gas & Electric Co.	4.300%	4/1/42	50	51
	SCANA Corp.	4.750%	5/15/21	125	130
	SCANA Corp.	4.125%	2/1/22	50	50
	Sierra Pacific Power Co.	3.375%	8/15/23	50	51
	Sierra Pacific Power Co.	6.750%	7/1/37	150	188
	South Carolina Electric & Gas Co.	6.500%	11/1/18	200	225
	South Carolina Electric & Gas Co.	6.050%	1/15/38	25	29
	South Carolina Electric & Gas Co.	5.450%	2/1/41	100	110
	South Carolina Electric & Gas Co.	4.500%	6/1/64	50	47
	South Carolina Electric & Gas Co.	5.100%	6/1/65	100	104
	Southern California Edison Co.	1.125%	5/1/17	50	50
	Southern California Edison Co.	3.875%	6/1/21	275	291
[4]	Southern California Edison Co.	1.845%	2/1/22	93	92
	Southern California Edison Co.	2.400%	2/1/22	300	294
	Southern California Edison Co.	3.500%	10/1/23	175	181
	Southern California Edison Co.	6.650%	4/1/29	75	94
	Southern California Edison Co.	6.000%	1/15/34	50	61
	Southern California Edison Co.	5.750%	4/1/35	75	89
	Southern California Edison Co.	5.350%	7/15/35	100	113
	Southern California Edison Co.	5.625%	2/1/36	125	147
	Southern California Edison Co.	5.950%	2/1/38	200	245
	Southern California Edison Co.	4.500%	9/1/40	75	78
	Southern California Edison Co.	4.050%	3/15/42	125	122
	Southern California Edison Co.	4.650%	10/1/43	175	185
	Southern Co.	1.300%	8/15/17	75	74
	Southern Co.	2.150%	9/1/19	50	49
	Southern Co.	2.750%	6/15/20	250	247
	Southern Power Co.	1.850%	12/1/17	750	750
	Southern Power Co.	4.150%	12/1/25	200	200
	Southern Power Co.	5.150%	9/15/41	100	93

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Southern Power Co.	5.250%	7/15/43	50	48
	Southwestern Electric Power Co.	6.450%	1/15/19	100	112
	Southwestern Electric Power Co.	3.550%	2/15/22	25	25
	Southwestern Electric Power Co.	6.200%	3/15/40	50	59
	Southwestern Electric Power Co.	3.900%	4/1/45	100	87
	Southwestern Public Service Co.	3.300%	6/15/24	315	318
	Southwestern Public Service Co.	4.500%	8/15/41	100	103
	Tampa Electric Co.	6.100%	5/15/18	100	109
	Tampa Electric Co.	2.600%	9/15/22	75	73
	Tampa Electric Co.	6.550%	5/15/36	25	32
	Tampa Electric Co.	4.100%	6/15/42	50	48
	Tampa Electric Co.	4.200%	5/15/45	250	242
	TECO Finance Inc.	5.150%	3/15/20	50	54
	Toledo Edison Co.	6.150%	5/15/37	100	113
	TransAlta Corp.	6.900%	5/15/18	250	254
	TransAlta Corp.	4.500%	11/15/22	100	87
	Tri-State Generation & Transmission
	Association Inc.	3.700%	11/1/24	50	50
	Tri-State Generation & Transmission
	Association Inc.	4.700%	11/1/44	25	25
	Tucson Electric Power Co.	5.150%	11/15/21	50	55
	Tucson Electric Power Co.	3.050%	3/15/25	50	47
	UIL Holdings Corp.	4.625%	10/1/20	75	79
	Union Electric Co.	3.500%	4/15/24	225	232
	Union Electric Co.	8.450%	3/15/39	150	232
	Virginia Electric & Power Co.	3.450%	2/15/24	50	51
	Virginia Electric & Power Co.	6.000%	1/15/36	125	154
	Virginia Electric & Power Co.	6.000%	5/15/37	100	123
	Virginia Electric & Power Co.	6.350%	11/30/37	50	64
	Virginia Electric & Power Co.	4.000%	1/15/43	250	240
	Virginia Electric & Power Co.	4.650%	8/15/43	125	132
	Virginia Electric & Power Co.	4.450%	2/15/44	675	695
	WEC Energy Group Inc.	1.650%	6/15/18	50	50
	WEC Energy Group Inc.	2.450%	6/15/20	75	75
	WEC Energy Group Inc.	3.550%	6/15/25	200	201
[4]	WEC Energy Group Inc.	6.110%	12/1/66	150	114
[4]	WEC Energy Group Inc.	6.250%	5/15/67	150	112
	Westar Energy Inc.	4.125%	3/1/42	200	197
	Westar Energy Inc.	4.100%	4/1/43	50	49
	Westar Energy Inc.	4.625%	9/1/43	25	26
	Westar Energy Inc.	4.250%	12/1/45	25	25
	Western Massachusetts Electric Co.	3.500%	9/15/21	75	78
	Wisconsin Electric Power Co.	4.250%	6/1/44	100	101
	Wisconsin Power & Light Co.	5.000%	7/15/19	65	71
	Wisconsin Power & Light Co.	2.250%	11/15/22	75	72
	Wisconsin Power & Light Co.	6.375%	8/15/37	100	127
	Wisconsin Power & Light Co.	4.100%	10/15/44	75	73
	Xcel Energy Inc.	5.613%	4/1/17	78	82
	Xcel Energy Inc.	1.200%	6/1/17	100	99
	Xcel Energy Inc.	4.700%	5/15/20	100	107
	Xcel Energy Inc.	3.300%	6/1/25	100	98

	Natural Gas (0.2%)
	AGL Capital Corp.	3.500%	9/15/21	325	326
	AGL Capital Corp.	5.875%	3/15/41	75	83
	AGL Capital Corp.	4.400%	6/1/43	50	46
	Atmos Energy Corp.	8.500%	3/15/19	75	88
	Atmos Energy Corp.	5.500%	6/15/41	300	344
	British Transco Finance Inc.	6.625%	6/1/18	50	55
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	50	52
	CenterPoint Energy Resources Corp.	5.850%	1/15/41	250	279
	KeySpan Corp.	8.000%	11/15/30	75	100
	Laclede Group Inc.	4.700%	8/15/44	100	99
	NiSource Finance Corp.	6.400%	3/15/18	30	33
	NiSource Finance Corp.	6.800%	1/15/19	75	84
	NiSource Finance Corp.	5.450%	9/15/20	225	247
	NiSource Finance Corp.	6.125%	3/1/22	75	86
	NiSource Finance Corp.	6.250%	12/15/40	150	177
	NiSource Finance Corp.	5.800%	2/1/42	150	170
	NiSource Finance Corp.	4.800%	2/15/44	125	127
	ONE Gas Inc.	2.070%	2/1/19	75	75

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
ONE Gas Inc.	4.658%	2/1/44	25	26
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	50	52
Sempra Energy	6.150%	6/15/18	548	598
Sempra Energy	2.850%	11/15/20	395	395
Sempra Energy	2.875%	10/1/22	100	97
Sempra Energy	3.750%	11/15/25	105	105
Sempra Energy	6.000%	10/15/39	300	336
Southern California Gas Co.	3.750%	9/15/42	25	23
Southern California Gas Co.	4.450%	3/15/44	50	52

Other Utility (0.0%)
American Water Capital Corp.	6.085%	10/15/17	200	215
American Water Capital Corp.	3.400%	3/1/25	75	76
American Water Capital Corp.	6.593%	10/15/37	150	195
American Water Capital Corp.	4.300%	9/1/45	100	101
United Utilities plc	5.375%	2/1/19	325	349
				57,799
Total Corporate Bonds (Cost $747,928)				752,931
Sovereign Bonds (U.S. Dollar-Denominated) (5.0%)
African Development Bank	1.125%	3/15/17	300	300
African Development Bank	0.875%	3/15/18	150	149
African Development Bank	1.625%	10/2/18	500	502
African Development Bank	2.375%	9/23/21	650	659
Agricultural Bank Of China	2.000%	5/21/18	250	249
Asian Development Bank	0.750%	1/11/17	300	299
Asian Development Bank	1.125%	3/15/17	600	601
Asian Development Bank	5.593%	7/16/18	275	301
Asian Development Bank	1.750%	9/11/18	225	227
Asian Development Bank	1.875%	10/23/18	950	962
Asian Development Bank	1.750%	3/21/19	25	25
Asian Development Bank	1.875%	4/12/19	50	50
Asian Development Bank	1.500%	1/22/20	700	692
Asian Development Bank	1.875%	2/18/22	600	591
Asian Development Bank	2.000%	1/22/25	300	290
Banco do Brasil SA	3.875%	1/23/17	375	375
Canada	0.875%	2/14/17	450	449
Canada	1.125%	3/19/18	450	448
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	150	141
CNOOC Finance 2015 Australia Pty Ltd. 2.625%		5/5/20	300	293
CNOOC Finance 2015 USA LLC	3.500%	5/5/25	500	476
CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	700	696
CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	300	305
Corp. Andina de Fomento	3.750%	1/15/16	225	225
Corp. Andina de Fomento	8.125%	6/4/19	300	353
Corp. Andina de Fomento	4.375%	6/15/22	832	885
Council Of Europe Development Bank	1.500%	2/22/17	300	302
Council Of Europe Development Bank	1.500%	6/19/17	50	50
Council Of Europe Development Bank	1.000%	3/7/18	275	273
Council Of Europe Development Bank	1.125%	5/31/18	200	199
Council Of Europe Development Bank	1.625%	3/10/20	300	297
Ecopetrol SA	4.250%	9/18/18	100	100
Ecopetrol SA	5.875%	9/18/23	325	296
Ecopetrol SA	4.125%	1/16/25	650	519
Ecopetrol SA	5.375%	6/26/26	250	212
Ecopetrol SA	7.375%	9/18/43	300	252
Ecopetrol SA	5.875%	5/28/45	200	143
Emirates Telecommunications Group
Co PJSC	3.500%	6/18/24	200	203
European Bank for Reconstruction
& Development	2.500%	3/15/16	175	176
European Bank for Reconstruction
& Development	1.375%	10/20/16	100	100
European Bank for Reconstruction
& Development	0.750%	9/1/17	700	696
European Bank for Reconstruction
& Development	1.000%	9/17/18	150	148
European Bank for Reconstruction
& Development	1.625%	11/15/18	200	201
European Bank for Reconstruction
& Development	1.750%	6/14/19	275	276

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	European Bank for Reconstruction
	& Development	1.750%	11/26/19	500	499
	European Bank for Reconstruction
	& Development	1.500%	3/16/20	350	345
	European Bank for Reconstruction
	& Development	1.875%	2/23/22	200	197
	European Investment Bank	1.125%	12/15/16	200	200
	European Investment Bank	4.875%	1/17/17	150	156
	European Investment Bank	1.750%	3/15/17	775	782
	European Investment Bank	0.875%	4/18/17	350	349
	European Investment Bank	5.125%	5/30/17	675	713
	European Investment Bank	1.000%	8/17/17	250	249
	European Investment Bank	1.125%	9/15/17	400	399
	European Investment Bank	1.000%	12/15/17	250	249
	European Investment Bank	1.000%	3/15/18	200	199
	European Investment Bank	1.250%	5/15/18	900	897
	European Investment Bank	1.000%	6/15/18	650	644
	European Investment Bank	1.125%	8/15/18	350	346
	European Investment Bank	1.625%	12/18/18	400	401
	European Investment Bank	1.875%	3/15/19	1,500	1,513
	European Investment Bank	1.750%	6/17/19	885	887
	European Investment Bank	1.625%	3/16/20	275	272
	European Investment Bank	1.375%	6/15/20	1,825	1,786
	European Investment Bank	2.875%	9/15/20	1,025	1,068
	European Investment Bank	1.625%	12/15/20	125	123
	European Investment Bank	4.000%	2/16/21	1,225	1,337
	European Investment Bank	2.500%	4/15/21	850	868
	European Investment Bank	2.125%	10/15/21	100	100
	European Investment Bank	3.250%	1/29/24	400	426
	European Investment Bank	2.500%	10/15/24	200	202
	European Investment Bank	1.875%	2/10/25	1,050	1,000
	Export Development Canada	1.250%	10/26/16	100	100
[8]	Export Development Canada	1.000%	5/15/17	25	25
	Export Development Canada	0.750%	12/15/17	575	566
	Export Development Canada	1.000%	6/15/18	575	570
[8]	Export Development Canada	1.625%	12/3/19	150	149
	Export-Import Bank of Korea	4.000%	1/11/17	325	333
	Export-Import Bank of Korea	1.750%	2/27/18	625	622
	Export-Import Bank of Korea	2.875%	9/17/18	200	204
	Export-Import Bank of Korea	2.375%	8/12/19	200	201
	Export-Import Bank of Korea	2.500%	5/10/21	300	297
	Export-Import Bank of Korea	4.375%	9/15/21	75	82
	Export-Import Bank of Korea	5.000%	4/11/22	275	309
	Export-Import Bank of Korea	4.000%	1/14/24	650	687
	Federative Republic of Brazil	8.875%	10/14/19	65	73
	Federative Republic of Brazil	10.125%	5/15/27	50	59
	FMS Wertmanagement AoeR	0.625%	1/30/17	500	497
	FMS Wertmanagement AoeR	1.125%	9/5/17	150	150
	FMS Wertmanagement AoeR	1.000%	11/21/17	200	199
	FMS Wertmanagement AoeR	1.625%	11/20/18	500	502
	FMS Wertmanagement AoeR	1.750%	3/17/20	150	149
	Hydro-Quebec	8.400%	1/15/22	775	999
	Hydro-Quebec	8.050%	7/7/24	200	271
	Industrial & Commercial Bank of
	China Ltd.	2.351%	11/13/17	250	251
	Industrial & Commercial Bank of
	China Ltd.	3.231%	11/13/19	250	255
	Inter-American Development Bank	1.000%	7/14/17	425	424
	Inter-American Development Bank	2.375%	8/15/17	100	102
	Inter-American Development Bank	0.875%	3/15/18	150	149
	Inter-American Development Bank	1.750%	8/24/18	275	278
	Inter-American Development Bank	1.125%	8/28/18	500	495
	Inter-American Development Bank	4.250%	9/10/18	1,050	1,128
	Inter-American Development Bank	1.125%	9/12/19	100	98
	Inter-American Development Bank	3.875%	9/17/19	1,550	1,668
	Inter-American Development Bank	1.750%	10/15/19	600	601
	Inter-American Development Bank	3.875%	2/14/20	50	54
	Inter-American Development Bank	1.875%	6/16/20	275	275
	Inter-American Development Bank	1.750%	4/14/22	800	781
	Inter-American Development Bank	3.000%	2/21/24	650	682
	Inter-American Development Bank	2.125%	1/15/25	400	391

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Inter-American Development Bank	7.000%	6/15/25	100	134
	International Bank for Reconstruction
	& Development	0.625%	10/14/16	550	549
	International Bank for Reconstruction
	& Development	0.875%	4/17/17	1,450	1,448
	International Bank for Reconstruction
	& Development	1.000%	11/15/17	200	199
	International Bank for Reconstruction
	& Development	1.375%	4/10/18	550	551
	International Bank for Reconstruction
	& Development	1.000%	6/15/18	1,000	991
	International Bank for Reconstruction
	& Development	1.875%	3/15/19	1,225	1,237
	International Bank for Reconstruction
	& Development	1.875%	10/7/19	600	604
	International Bank for Reconstruction
	& Development	2.250%	6/24/21	450	454
	International Bank for Reconstruction
	& Development	1.625%	2/10/22	1,025	994
	International Bank for Reconstruction
	& Development	2.500%	7/29/25	1,000	1,007
	International Bank for Reconstruction
	& Development	4.750%	2/15/35	400	487
	International Finance Corp.	1.125%	11/23/16	750	751
	International Finance Corp.	0.625%	12/21/17	250	246
	International Finance Corp.	0.875%	6/15/18	300	297
	International Finance Corp.	1.250%	7/16/18	150	150
	International Finance Corp.	1.750%	9/4/18	350	353
	International Finance Corp.	1.750%	9/16/19	300	300
[9]	Japan Bank for International
	Cooperation	1.125%	7/19/17	950	944
[9]	Japan Bank for International
	Cooperation	1.750%	7/31/18	150	150
[9]	Japan Bank for International
	Cooperation	1.750%	11/13/18	400	398
[9]	Japan Bank for International
	Cooperation	3.375%	7/31/23	100	105
[9]	Japan Bank for International
	Cooperation	3.000%	5/29/24	500	512
[9]	Japan Bank for International
	Cooperation	2.125%	2/10/25	200	190
[9]	Japan Bank for International
	Cooperation	2.500%	5/28/25	200	194
[9]	Japan Finance Organization for
	Municipalities	5.000%	5/16/17	100	104
[9]	Japan Finance Organization for
	Municipalities	4.000%	1/13/21	300	323
[10]	KFW	1.250%	2/15/17	1,700	1,705
[10]	KFW	0.750%	3/17/17	900	896
[10]	KFW	0.875%	9/5/17	250	249
[10]	KFW	0.875%	12/15/17	700	693
[10]	KFW	1.000%	1/26/18	300	297
[10]	KFW	4.375%	3/15/18	250	267
[10]	KFW	1.000%	6/11/18	300	297
[10]	KFW	1.125%	8/6/18	600	594
[10]	KFW	1.875%	4/1/19	775	782
[10]	KFW	4.875%	6/17/19	1,350	1,496
[10]	KFW	1.750%	10/15/19	200	199
[10]	KFW	4.000%	1/27/20	50	54
[10]	KFW	1.500%	4/20/20	625	614
[10]	KFW	1.875%	6/30/20	1,100	1,096
[10]	KFW	2.750%	9/8/20	3,200	3,316
[10]	KFW	2.750%	10/1/20	200	207
[10]	KFW	2.000%	10/4/22	650	640
[10]	KFW	2.125%	1/17/23	1,025	1,013
[10]	KFW	2.500%	11/20/24	800	804
[10]	KFW	2.000%	5/2/25	300	289
[10]	KFW	0.000%	4/18/36	400	210
	Korea Development Bank	3.250%	9/20/16	250	254
	Korea Development Bank	2.250%	8/7/17	25	25
	Korea Development Bank	1.500%	1/22/18	250	248

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Korea Development Bank	3.000%	3/17/19	200	203
	Korea Development Bank	4.625%	11/16/21	150	165
	Korea Development Bank	3.000%	9/14/22	750	755
	Korea Development Bank	3.750%	1/22/24	400	416
[10]	Landwirtschaftliche Rentenbank	0.875%	9/12/17	725	720
[10]	Landwirtschaftliche Rentenbank	1.000%	4/4/18	100	99
[10]	Landwirtschaftliche Rentenbank	1.875%	9/17/18	150	151
[10]	Landwirtschaftliche Rentenbank	1.750%	4/15/19	75	75
[10]	Landwirtschaftliche Rentenbank	1.375%	10/23/19	50	49
[10]	Landwirtschaftliche Rentenbank	2.000%	1/13/25	850	819
[10]	Landwirtschaftliche Rentenbank	2.375%	6/10/25	475	467
	Nexen Energy ULC	7.875%	3/15/32	50	64
	Nexen Energy ULC	6.400%	5/15/37	450	508
	Nexen Energy ULC	7.500%	7/30/39	200	263
	Nordic Investment Bank	1.125%	3/19/18	200	199
	Nordic Investment Bank	1.875%	6/14/19	300	303
	Nordic Investment Bank	1.500%	9/29/20	500	493
	North American Development Bank	4.375%	2/11/20	100	108
	North American Development Bank	2.400%	10/26/22	150	146
[11]	Oesterreichische Kontrollbank AG	5.000%	4/25/17	600	630
[11]	Oesterreichische Kontrollbank AG	1.375%	2/10/20	700	685
[11]	Oesterreichische Kontrollbank AG	1.500%	10/21/20	300	293
[4]	Oriental Republic of Uruguay	4.500%	8/14/24	225	229
[4]	Oriental Republic of Uruguay	4.375%	10/27/27	75	74
[4]	Oriental Republic of Uruguay	7.625%	3/21/36	200	247
[4]	Oriental Republic of Uruguay	4.125%	11/20/45	300	232
[4]	Oriental Republic of Uruguay	5.100%	6/18/50	600	516
	Petroleos Mexicanos	5.750%	3/1/18	625	655
	Petroleos Mexicanos	8.000%	5/3/19	200	221
	Petroleos Mexicanos	6.000%	3/5/20	400	422
[7]	Petroleos Mexicanos	3.500%	7/23/20	600	571
	Petroleos Mexicanos	5.500%	1/21/21	350	354
	Petroleos Mexicanos	4.875%	1/24/22	500	481
	Petroleos Mexicanos	3.500%	1/30/23	425	371
	Petroleos Mexicanos	4.875%	1/18/24	600	560
[7]	Petroleos Mexicanos	4.250%	1/15/25	400	353
	Petroleos Mexicanos	2.378%	4/15/25	48	47
[7]	Petroleos Mexicanos	4.500%	1/23/26	450	398
	Petroleos Mexicanos	6.625%	6/15/35	625	561
	Petroleos Mexicanos	6.625%	6/15/38	150	132
	Petroleos Mexicanos	6.500%	6/2/41	400	349
	Petroleos Mexicanos	5.500%	6/27/44	375	284
[7]	Petroleos Mexicanos	5.500%	6/27/44	200	151
[7]	Petroleos Mexicanos	5.625%	1/23/46	700	536
	Province of British Columbia	1.200%	4/25/17	100	100
	Province of British Columbia	2.000%	10/23/22	200	194
	Province of Manitoba	1.300%	4/3/17	75	75
	Province of Manitoba	1.125%	6/1/18	150	148
	Province of Manitoba	1.750%	5/30/19	175	174
	Province of Manitoba	2.050%	11/30/20	300	298
	Province of Manitoba	2.100%	9/6/22	150	145
	Province of Manitoba	3.050%	5/14/24	250	254
	Province of Ontario	1.100%	10/25/17	250	248
	Province of Ontario	3.150%	12/15/17	225	231
	Province of Ontario	3.000%	7/16/18	225	233
	Province of Ontario	2.000%	9/27/18	200	201
	Province of Ontario	1.650%	9/27/19	225	222
	Province of Ontario	4.000%	10/7/19	575	615
	Province of Ontario	4.400%	4/14/20	1,200	1,311
	Province of Ontario	2.500%	9/10/21	575	575
	Province of Ontario	2.450%	6/29/22	150	148
	Province of Ontario	3.200%	5/16/24	150	154
	Quebec	4.625%	5/14/18	575	614
	Quebec	3.500%	7/29/20	350	370
	Quebec	2.750%	8/25/21	325	329
	Quebec	2.625%	2/13/23	400	397
	Quebec	7.500%	9/15/29	325	465
	Republic of Chile	3.875%	8/5/20	50	53
	Republic of Chile	2.250%	10/30/22	175	168
	Republic of Chile	3.125%	3/27/25	465	464
	Republic of Chile	3.625%	10/30/42	75	65

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Republic of Colombia	7.375%	1/27/17	325	340
	Republic of Colombia	7.375%	3/18/19	400	447
	Republic of Colombia	4.375%	7/12/21	450	451
	Republic of Colombia	4.000%	2/26/24	200	191
	Republic of Colombia	8.125%	5/21/24	500	599
[4]	Republic of Colombia	4.500%	1/28/26	950	914
	Republic of Colombia	7.375%	9/18/37	100	110
	Republic of Colombia	6.125%	1/18/41	575	557
[4]	Republic of Colombia	5.625%	2/26/44	200	183
[4]	Republic of Colombia	5.000%	6/15/45	600	505
	Republic of Italy	5.375%	6/12/17	500	526
	Republic of Italy	6.875%	9/27/23	975	1,201
	Republic of Italy	5.375%	6/15/33	175	196
	Republic of Korea	7.125%	4/16/19	475	550
	Republic of Korea	3.875%	9/11/23	700	757
	Republic of Korea	5.625%	11/3/25	100	123
	Republic of Panama	5.200%	1/30/20	200	217
[4]	Republic of Panama	4.000%	9/22/24	200	200
[4]	Republic of Panama	3.750%	3/16/25	200	196
	Republic of Panama	7.125%	1/29/26	600	747
[4]	Republic of Panama	6.700%	1/26/36	292	347
[4]	Republic of Panama	4.300%	4/29/53	200	171
	Republic of Peru	7.125%	3/30/19	150	172
	Republic of Peru	7.350%	7/21/25	425	533
	Republic of Peru	4.125%	8/25/27	200	197
	Republic of Peru	8.750%	11/21/33	142	201
[4]	Republic of Peru	6.550%	3/14/37	225	261
	Republic of Peru	5.625%	11/18/50	600	613
	Republic of Poland	6.375%	7/15/19	961	1,098
	Republic of Poland	5.125%	4/21/21	250	278
	Republic of Poland	5.000%	3/23/22	425	471
	Republic of Poland	3.000%	3/17/23	525	520
	Republic of Poland	4.000%	1/22/24	150	158
	Republic of South Africa	6.875%	5/27/19	250	268
	Republic of South Africa	5.500%	3/9/20	500	512
	Republic of South Africa	4.665%	1/17/24	225	214
	Republic of South Africa	5.875%	9/16/25	300	307
	Republic of South Africa	6.250%	3/8/41	200	204
	Republic of the Philippines	6.500%	1/20/20	100	117
	Republic of the Philippines	4.000%	1/15/21	350	379
	Republic of the Philippines	9.500%	10/21/24	350	518
	Republic of the Philippines	10.625%	3/16/25	100	158
	Republic of the Philippines	5.500%	3/30/26	425	502
	Republic of the Philippines	9.500%	2/2/30	225	354
	Republic of the Philippines	7.750%	1/14/31	400	563
	Republic of the Philippines	6.375%	1/15/32	500	638
	Republic of the Philippines	6.375%	10/23/34	550	721
	Republic of the Philippines	3.950%	1/20/40	100	101
	Republic of Turkey	7.500%	7/14/17	625	672
	Republic of Turkey	6.750%	4/3/18	450	484
	Republic of Turkey	7.000%	3/11/19	425	466
	Republic of Turkey	7.000%	6/5/20	525	585
	Republic of Turkey	5.625%	3/30/21	300	318
	Republic of Turkey	5.125%	3/25/22	425	437
	Republic of Turkey	6.250%	9/26/22	400	436
	Republic of Turkey	5.750%	3/22/24	400	422
	Republic of Turkey	7.375%	2/5/25	650	760
	Republic of Turkey	11.875%	1/15/30	400	656
	Republic of Turkey	8.000%	2/14/34	50	63
	Republic of Turkey	6.875%	3/17/36	600	673
	Republic of Turkey	6.750%	5/30/40	500	557
	Republic of Turkey	6.000%	1/14/41	200	205
	Republic of Turkey	4.875%	4/16/43	1,120	987
	State of Israel	5.500%	11/9/16	175	182
	State of Israel	5.125%	3/26/19	550	605
	State of Israel	3.150%	6/30/23	400	406
	State of Israel	4.500%	1/30/43	200	201
	Statoil ASA	3.125%	8/17/17	400	410
	Statoil ASA	1.250%	11/9/17	200	199
	Statoil ASA	1.200%	1/17/18	125	124
	Statoil ASA	5.250%	4/15/19	25	27

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Statoil ASA	2.250%	11/8/19	250	249
Statoil ASA	2.750%	11/10/21	300	295
Statoil ASA	3.150%	1/23/22	150	149
Statoil ASA	2.450%	1/17/23	150	142
Statoil ASA	2.650%	1/15/24	100	95
Statoil ASA	3.250%	11/10/24	150	146
Statoil ASA	7.250%	9/23/27	400	519
Statoil ASA	5.100%	8/17/40	125	134
Statoil ASA	4.250%	11/23/41	175	166
Statoil ASA	3.950%	5/15/43	125	113
Statoil ASA	4.800%	11/8/43	175	181
Svensk Exportkredit AB	5.125%	3/1/17	350	366
Svensk Exportkredit AB	1.750%	5/30/17	200	202
Svensk Exportkredit AB	1.875%	6/17/19	200	201
Svensk Exportkredit AB	1.875%	6/23/20	200	199
United Mexican States	5.625%	1/15/17	744	772
United Mexican States	5.950%	3/19/19	150	167
United Mexican States	5.125%	1/15/20	500	545
United Mexican States	3.500%	1/21/21	100	101
United Mexican States	3.625%	3/15/22	550	552
United Mexican States	4.000%	10/2/23	1,466	1,485
United Mexican States	3.600%	1/30/25	600	580
United Mexican States	8.300%	8/15/31	100	148
United Mexican States	7.500%	4/8/33	100	130
United Mexican States	6.750%	9/27/34	433	519
United Mexican States	6.050%	1/11/40	1,145	1,262
United Mexican States	4.750%	3/8/44	527	483
United Mexican States	5.550%	1/21/45	200	204
United Mexican States	4.600%	1/23/46	600	534
United Mexican States	5.750%	10/12/10	192	178
Total Sovereign Bonds (Cost $139,703)				139,670
Taxable Municipal Bonds (0.9%)
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	5.939%	2/15/47	150	173
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	6.270%	2/15/50	50	58
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	7.499%	2/15/50	50	67
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	8.084%	2/15/50	125	182
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.793%	4/1/30	50	61
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.918%	4/1/40	100	132
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.263%	4/1/49	250	336
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.907%	10/1/50	250	341
California GO	5.750%	3/1/17	100	105
California GO	6.200%	10/1/19	275	316
California GO	5.700%	11/1/21	250	293
California GO	7.500%	4/1/34	600	840
California GO	7.300%	10/1/39	75	105
California GO	7.350%	11/1/39	575	807
California GO	7.625%	3/1/40	205	298
California GO	7.600%	11/1/40	200	297
Central Puget Sound WA Regional
Transit Authority Sales & Use Tax
Revenue	5.491%	11/1/39	50	61
Chicago IL GO	7.375%	1/1/33	150	157
Chicago IL GO	7.781%	1/1/35	50	54

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Chicago IL Metropolitan Water
Reclamation District GO	5.720%	12/1/38	100	115
Chicago IL O’Hare International
Airport Revenue	6.395%	1/1/40	50	63
Chicago IL Transit Authority Sales
Tax Receipts Revenue	6.200%	12/1/40	150	162
Chicago IL Transit Authority Transfer
Tax Receipts Revenue	6.899%	12/1/40	125	144
Chicago IL Wastewater Transmission
Revenue	6.900%	1/1/40	50	57
Chicago IL Water Revenue	6.742%	11/1/40	275	313
Clark County NV Airport System
Revenue	6.881%	7/1/42	100	112
Clark County NV Airport System
Revenue	6.820%	7/1/45	100	138
Commonwealth Financing Authority
Pennsylvania Revenue	6.218%	6/1/39	150	174
Connecticut GO	5.090%	10/1/30	175	194
Connecticut GO	5.850%	3/15/32	200	234
Connecticut Special Tax Revenue
(Transportation Infrastructure)	5.459%	11/1/30	50	58
Cook County IL GO	6.229%	11/15/34	50	53
Curators of the University of Missouri
System Facilities Revenue	5.792%	11/1/41	50	64
Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	50	57
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	100	131
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	50	58
Dallas TX Independent School District
GO	6.450%	2/15/35	100	116
Denver CO City & County School
District No. 1 COP	7.017%	12/15/37	50	66
Denver CO City & County School
District No. 1 GO	5.664%	12/1/33	50	59
District of Columbia Income Tax
Revenue	5.591%	12/1/34	50	60
District of Columbia Income Tax
Revenue	5.582%	12/1/35	50	60
District of Columbia Water & Sewer
Authority Public Utility Revenue	4.814%	10/1/14	250	248
Energy Northwest Washington Electric
Revenue (Columbia Generating Station)	2.197%	7/1/19	100	101
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	2.107%	7/1/18	125	126
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	2.995%	7/1/20	250	254
George Washington University District
of Columbia GO	3.485%	9/15/22	200	203
Georgia GO	4.503%	11/1/25	150	167
Georgia Municipal Electric Power
Authority Revenue	6.637%	4/1/57	300	357
Georgia Municipal Electric Power
Authority Revenue	6.655%	4/1/57	150	177
Georgia Municipal Electric Power
Authority Revenue	7.055%	4/1/57	75	82
Houston TX Utility System Revenue	3.828%	5/15/28	75	78
Illinois GO	5.365%	3/1/17	175	181
Illinois GO	5.877%	3/1/19	250	268
Illinois GO	4.950%	6/1/23	550	550
Illinois GO	5.100%	6/1/33	1,100	1,041
Illinois GO	7.350%	7/1/35	300	325
Illinois Toll Highway Authority Revenue 5.851%		12/1/34	50	60
Indianapolis IN Local Public
Improvement Revenue	6.116%	1/15/40	250	311
JobsOhio Beverage System Statewide
Liquor Profits Revenue	3.985%	1/1/29	150	156
JobsOhio Beverage System Statewide
Liquor Profits Revenue	4.532%	1/1/35	100	106
Kansas Development Finance
Authority Revenue	4.727%	4/15/37	200	200
Los Angeles CA Community College
District GO	6.600%	8/1/42	150	205

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Los Angeles CA Department of
	Water & Power Revenue	5.716%	7/1/39	75	90
	Los Angeles CA Department of
	Water & Power Revenue	6.008%	7/1/39	150	183
	Los Angeles CA Department of
	Water & Power Revenue	6.166%	7/1/40	25	28
	Los Angeles CA Department of
	Water & Power Revenue	6.574%	7/1/45	100	136
	Los Angeles CA Department of
	Water & Power Revenue	6.603%	7/1/50	100	136
	Los Angeles CA Unified School District
	GO	5.755%	7/1/29	200	237
	Los Angeles CA Unified School District
	GO	5.750%	7/1/34	125	151
	Los Angeles CA Unified School District
	GO	6.758%	7/1/34	50	66
	Los Angeles County CA Metropolitan
	Transportation Authority Sales Tax
	Revenue	5.735%	6/1/39	75	91
	Los Angeles County CA Public Works
	Financing Authority Lease Revenue	7.488%	8/1/33	100	130
	Los Angeles County CA Public Works
	Financing Authority Lease Revenue	7.618%	8/1/40	50	70
	Maryland Transportation Authority
	Facilities Projects Revenue	5.888%	7/1/43	50	61
	Massachusetts GO	4.200%	12/1/21	125	136
	Massachusetts GO	5.456%	12/1/39	150	181
	Massachusetts School Building
	Authority Dedicated Sales Tax
	Revenue	5.715%	8/15/39	75	91
	Massachusetts Transportation Fund
	Revenue	5.731%	6/1/40	50	62
	Massachusetts Water Pollution
	Abatement Trust Revenue	5.192%	8/1/40	75	87
	Metropolitan Government of Nashville
	& Davidson County TN Convention
	Center Authority Tourism Tax Revenue 6.731%		7/1/43	50	64
	Metropolitan Government of Nashville
	& Davidson County TN GO	5.707%	7/1/34	50	58
	Metropolitan Washington DC/VA
	Airports Authority Dulles Toll Road
	Revenue	7.462%	10/1/46	50	67
	Metropolitan Water District of Southern
	California Revenue	6.947%	7/1/40	50	58
	Mississippi GO	5.245%	11/1/34	50	57
	Missouri Highways & Transportation
	Commission Road Revenue	5.445%	5/1/33	50	58
[12]	New Jersey Economic Development
	Authority Revenue (State Pension
	Funding)	7.425%	2/15/29	225	256
	New Jersey Transportation Trust Fund
	Authority Transportation System
	Revenue	6.104%	12/15/28	100	104
	New Jersey Transportation Trust Fund
	Authority Transportation System
	Revenue	6.561%	12/15/40	400	423
[13]	New Jersey Turnpike Authority
	Revenue	4.252%	1/1/16	20	20
	New Jersey Turnpike Authority
	Revenue	7.414%	1/1/40	100	142
	New York City NY GO	6.246%	6/1/35	25	28
	New York City NY GO	5.968%	3/1/36	100	124
	New York City NY GO	5.985%	12/1/36	50	61
	New York City NY GO	5.517%	10/1/37	50	59
	New York City NY GO	6.271%	12/1/37	100	128
	New York City NY GO	5.846%	6/1/40	50	62
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.750%	6/15/41	50	63

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.952%	6/15/42	50	65
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	6.011%	6/15/42	50	65
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.440%	6/15/43	100	122
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.882%	6/15/44	175	226
	New York City NY Transitional Finance
	Authority Building Aid Revenue	6.828%	7/15/40	150	198
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.767%	8/1/36	50	60
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.508%	8/1/37	100	120
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.572%	11/1/38	75	90
	New York Metropolitan Transportation
	Authority Revenue (Dedicated Tax
	Fund)	7.336%	11/15/39	450	656
	New York Metropolitan Transportation
	Authority Revenue (Transit Revenue)	5.871%	11/15/39	50	59
	New York Metropolitan Transportation
	Authority Revenue (Transit Revenue)	6.648%	11/15/39	100	130
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.500%	3/15/30	125	149
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.289%	3/15/33	100	117
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.628%	3/15/39	100	120
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.389%	3/15/40	75	89
	New York State Urban Development
	Corp. Revenue (Personal Income Tax) 5.770%		3/15/39	150	182
	New York State Urban Development
	Corp. Revenue (Personal Income Tax) 5.838%		3/15/40	50	61
	New York University Hospitals Center
	GO	4.428%	7/1/42	75	72
	New York University Hospitals Center
	Revenue	5.750%	7/1/43	100	115
	North Texas Tollway Authority System
	Revenue	6.718%	1/1/49	100	137
	Ohio State University General Receipts
	Revenue	4.910%	6/1/40	100	112
	Ohio State University General Receipts
	Revenue	4.800%	6/1/11	100	96
	Ohio State University General Receipts
	Revenue	5.590%	12/1/14	50	53
	Ohio Water Development Authority
	Water Pollution Control Loan Fund
	Revenue	4.879%	12/1/34	75	84
	Orange County CA Local Transportation
	Authority Sales Tax Revenue	6.908%	2/15/41	50	67
	Oregon Department of Transportation
	Highway User Tax Revenue	5.834%	11/15/34	50	63
	Oregon GO	5.762%	6/1/23	200	229
	Oregon GO	5.892%	6/1/27	75	90
[13]	Oregon School Boards Association GO 4.759%		6/30/28	75	82
[14]	Oregon School Boards Association GO 5.528%		6/30/28	50	57
	Pennsylvania GO	4.650%	2/15/26	50	54
	Pennsylvania GO	5.350%	5/1/30	200	220
	Pennsylvania Public School Building
	Authority Lease Revenue (School
	District of Philadelphia)	5.000%	9/15/27	50	54
	Pennsylvania Turnpike Commission
	Revenue	5.511%	12/1/45	50	58

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Pennsylvania Turnpike Commission
Revenue	5.561%	12/1/49	50	58
Port Authority of New York & New
Jersey Revenue	6.040%	12/1/29	75	90
Port Authority of New York & New
Jersey Revenue	4.960%	8/1/46	250	270
Port Authority of New York & New
Jersey Revenue	5.310%	8/1/46	100	106
Port Authority of New York & New
Jersey Revenue	4.458%	10/1/62	550	524
President & Fellows of Harvard College
Massachusetts GO	4.875%	10/15/40	125	145
Regional Transportation District of
Colorado Sales Tax Revenue	5.844%	11/1/50	100	128
Rutgers State University New Jersey
Revenue	5.665%	5/1/40	50	59
Sacramento CA Public Financing
Authority Lease Revenue	5.637%	4/1/50	50	53
Salt River Project Arizona Agricultural
Improvement & Power District
Revenue	4.839%	1/1/41	50	57
San Antonio TX Electric & Gas Systems
Revenue	5.985%	2/1/39	125	158
San Antonio TX Electric & Gas Systems
Revenue	5.718%	2/1/41	50	62
San Antonio TX Electric & Gas Systems
Revenue	5.808%	2/1/41	125	156
San Antonio TX Electric & Gas Systems
Revenue	4.427%	2/1/42	75	79
San Diego County CA Regional Airport
Authority Revenue	5.594%	7/1/43	75	81
San Diego County CA Water Authority
Revenue	6.138%	5/1/49	250	324
San Francisco CA City & County Public
Utilities Commission Water Revenue	6.000%	11/1/40	50	61
San Francisco CA City & County Public
Utilities Commission Water Revenue	6.950%	11/1/50	100	140
Santa Clara Valley CA Transportation
Authority Sales Tax Revenue	5.876%	4/1/32	200	240
South Carolina Public Service Authority
Revenue	6.454%	1/1/50	200	250
Texas Transportation Commission
Revenue	5.028%	4/1/26	50	57
Texas Transportation Commission
Revenue	5.178%	4/1/30	175	206
Texas Transportation Commission
Revenue	4.631%	4/1/33	350	384
Texas Transportation Commission
Revenue	4.681%	4/1/40	50	56
Tufts University Massachusetts GO	5.017%	4/15/12	200	206
University of California Regents
Medical Center Revenue	6.548%	5/15/48	100	129
University of California Regents
Medical Center Revenue	6.583%	5/15/49	50	64
University of California Revenue	6.270%	5/15/31	500	558
University of California Revenue	4.765%	5/15/44	100	102
University of California Revenue	5.946%	5/15/45	175	214
University of Massachusetts Building
Authority Revenue	5.450%	11/1/40	50	59
University of Southern California GO	5.250%	10/1/11	100	113
University of Texas System Revenue
Financing System Revenue	5.262%	7/1/39	50	60
University of Texas System Revenue
Financing System Revenue	6.276%	8/15/41	25	28
University of Texas System Revenue
Financing System Revenue	5.134%	8/15/42	100	117
University of Texas System Revenue
Financing System Revenue	4.794%	8/15/46	75	85
Utah GO	4.554%	7/1/24	50	56

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Utah GO	3.539%	7/1/25	50	53
Washington GO	5.090%	8/1/33	250	285
Washington GO	5.140%	8/1/40	150	176
[14] Wisconsin GO	5.700%	5/1/26	75	87
Total Taxable Municipal Bonds (Cost $23,201)				26,423

			Shares
Temporary Cash Investment (3.2%)
Money Market Fund (3.2%)
[15] Vanguard Market Liquidity Fund
(Cost $89,808)	0.363%		89,808,098	89,808
Total Investments (102.4%) (Cost $2,833,829) 2,867,588

Amount
				($000)
Other Assets and Liabilities (-2.4%)
Other Assets
Investment in Vanguard				243
Receivables for Investment Securities Sold				40,309
Receivables for Accrued Income				19,400
Receivables for Capital Shares Issued				1,259
Other Assets				85
Total Other Assets				61,296
Liabilities
Payables for Investment Securities Purchased				(122,457)
Payables for Capital Shares Redeemed				(3,093)
Payables to Vanguard				(2,612)
Other Liabilities				(1,471)
Total Liabilities				(129,633)
Net Assets (100%)
Applicable to 237,523,555 outstanding $.001 par value shares of beneficial interest (unlimited authorization) 2,799,251
Net Asset Value Per Share				$11.79

At December 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	2,695,037
Undistributed Net Investment Income	63,033
Accumulated Net Realized Gains	7,422
Unrealized Appreciation (Depreciation)	33,759
Net Assets	2,799,251

• See Note A in Notes to Financial Statements.
1 U.S. government-guaranteed.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2015.
6 Adjustable-rate security.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the aggregate value of these securities was $24,675,000, representing 0.9% of net assets.
8 Guaranteed by the Government of Canada.
9 Guaranteed by the Government of Japan.
10 Guaranteed by the Federal Republic of Germany.
11 Guaranteed by the Republic of Austria.
12 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
13 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
14 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
15 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
COP—Certificate of Participation.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2015
($000)
Investment Income
Income
Interest[1]	70,796
Total Income	70,796
Expenses
The Vanguard Group—Note B
Investment Advisory Services	278
Management and Administrative	3,024
Marketing and Distribution	545
Custodian Fees	155
Auditing Fees	69
Shareholders’ Reports	38
Trustees’ Fees and Expenses	2
Total Expenses	4,111
Net Investment Income	66,685
Realized Net Gain (Loss) on
Investment Securities Sold	7,989
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(68,439)
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,235
1 Interest income from an affiliated company of the portfolio was $265,000.

Statement of Changes in Net Assets

	Year Ended December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	66,685	60,328
Realized Net Gain (Loss)	7,989	10,795
Change in Unrealized Appreciation (Depreciation)	(68,439)	66,416
Net Increase (Decrease) in Net Assets Resulting from Operations	6,235	137,539
Distributions
Net Investment Income	(60,234)	(57,822)
Realized Capital Gain[1]	(11,294)	(8,428)
Total Distributions	(71,528)	(66,250)
Capital Share Transactions
Issued	559,680	528,626
Issued in Lieu of Cash Distributions	71,528	66,250
Redeemed	(385,816)	(351,595)
Net Increase (Decrease) from Capital Share Transactions	245,392	243,281
Total Increase (Decrease)	180,099	314,570
Net Assets
Beginning of Period	2,619,152	2,304,582
End of Period[2]	2,799,251	2,619,152

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $6,644,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $63,033,000 and $56,582,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.07	$11.73	$12.46	$12.43	$12.06
Investment Operations
Net Investment Income	.276	.281	.305	.301	.357
Net Realized and Unrealized Gain (Loss)
on Investments	(.233)	.397	(.580)	.183	.528
Total from Investment Operations	.043	.678	(.275)	.484	.885
Distributions
Dividends from Net Investment Income	(.272)	(.295)	(.315)	(.341)	(.405)
Distributions from Realized Capital Gains	(.051)	(.043)	(.140)	(.113)	(.110)
Total Distributions	(.323)	(.338)	(.455)	(.454)	(.515)
Net Asset Value, End of Period	$11.79	$12.07	$11.73	$12.46	$12.43

Total Return	0.33%	5.89%	-2.29%	4.02%	7.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,799	$2,619	$2,305	$2,666	$2,488
Ratio of Total Expenses to Average Net Assets	0.15%	0.19%	0.19%	0.20%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.43%	2.47%	2.36%	2.49%	3.06%
Portfolio Turnover Rate[1]	149%	118%	106%	105%	113%
1 Includes 61%, 61%, 69%, 66%, and 53% attributable to mortgage-dollar-roll activity.

Notes to Financial Statements

Vanguard Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

Vanguard Total Bond Market Index Portfolio

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterpar-ties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.

3. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2015, or at any time during the period then ended.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Vanguard Total Bond Market Index Portfolio

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2015, the portfolio had contributed to Vanguard capital in the amount of $243,000, representing 0.01% of the portfolio’s net assets and 0.10% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,774,501	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	84,255	—
Corporate Bonds	—	752,931	—
Sovereign Bonds	—	139,670	—
Taxable Municipal Bonds	—	26,423	—
Temporary Cash Investments	89,808	—	—
Total	89,808	2,777,780	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2015, the portfolio had $66,272,000 of ordinary income and $6,574,000 of long-term capital gains available for distribution.

At December 31, 2015, the cost of investment securities for tax purposes was $2,833,829,000. Net unrealized appreciation of investment securities for tax purposes was $33,759,000, consisting of unrealized gains of $62,625,000 on securities that had risen in value since their purchase and $28,866,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2015, the portfolio purchased $324,556,000 of investment securities and sold $202,003,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,969,378,000 and $3,860,519,000, respectively.

Vanguard Total Bond Market Index Portfolio

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	46,908	44,488
Issued in Lieu of Cash Distributions	6,016	5,701
Redeemed	(32,427)	(29,602)
Net Increase (Decrease) in Shares Outstanding	20,497	20,587

At December 31, 2015, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 49% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2015, that would require recognition or disclosure in these financial statements.

Vanguard Total Bond Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Total Bond Market Index Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Total Bond Market Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 11, 2016

Special 2015 tax information (unaudited) for corporate shareholders only for Vanguard
Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2015, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $4,650,000 as capital gain dividends (20% rate gain distributions)
to shareholders during the fiscal year.

Vanguard Total Bond Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Portfolio	6/30/2015	12/31/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,005.97	$0.76
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.45	0.77

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Vanguard Total Bond Market Index Portfolio

Vanguard Variable Insurance Fund Total Bond Market Index Portfolio is not sponsored, endorsed, issued, sold, or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the portfolio or any member of the public regarding the advisability of investing in securities generally or in the portfolio particularly or the ability of the Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of the portfolio with respect to any person or entity. Barclays’ only relationship to Vanguard and the portfolio is the licensing of the Barclays index, which is determined, composed, and calculated by Barclays without regard to Vanguard or the portfolio or any owners or purchasers of the portfolio. Barclays has no obligation to take the needs of Vanguard, the portfolio, or the owners of the portfolio into consideration in determining, composing, or calculating the Barclays index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the portfolio to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the portfolio.

Barclays shall have no liability to third parties for the quality, accuracy, and/or completeness of the index or any data included therein or for interruptions in the delivery of the index. Barclays makes no warranty, express or implied, as to results to be obtained by owners of the portfolio or any other person or entity from the use of the index or any data included therein in connection with the rights licensed hereunder or for any other use. Barclays reserves the right to change the methods of calculation or publication, or to cease the calculation or publication of the Barclays U.S. Aggregate Float Adjusted Index, and Barclays shall not be liable for any miscalculation of or any incorrect, delayed, or interrupted publication with respect to the index. Barclays makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Barclays shall not be liable for any damages, including, without limitation, any indirect or consequential damages resulting from the use of the index or any data included therein.

Vanguard® Total Stock Market Index Portfolio

For the fiscal year ended December 31, 2015, Vanguard Total Stock Market Index Portfolio returned 0.37%, in line with its target index and several percentage points ahead of the average return of its peers.

The table below shows the returns of your portfolio and its comparative standards for the year. For additional perspective, we also present their annualized returns for the past ten years.

As a “fund of funds,” the Total Stock Market Index Portfolio seeks to capture the returns of its target benchmark by investing about 80% of its assets in the Equity Index Portfolio of Vanguard Variable Insurance Fund and about 20% in Vanguard Extended Market Index Fund. Because of the Equity Index Portfolio’s heavy weighting, you may wish to review that portfolio’s financial statements, which are included with this report.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Energy stocks continued to decline; consumer sectors were bright spots
Vanguard Total Stock Market Index Portfolio offers investors exposure to every segment of the U.S. equity market, including stocks of all sizes, styles, and sectors. The portfolio’s overall performance was helped by its heavy exposure to the Equity Index Portfolio, which concentrates on large-capitalization stocks and outperformed smaller-company stocks during the year. The Equity Index Portfolio returned 1.27%, while the Extended Market Index Fund, which focuses on small- and mid-cap stocks, returned –3.39%.

Energy stocks, which returned about –23% for the period, had the largest effect on the portfolio’s overall results. The lengthy and sharp slide of oil prices punished these companies. Natural gas prices also dropped, though not as dramatically.

The materials sector, which returned about –10%, was also one of the broad market’s weakest, as commodity prices fell along with those of oil.

It wasn’t all grim. Most segments of the U.S. economy grew, boosted by shoppers’ overall confidence and their willingness and ability to spend. Consumer-related stocks returned about 6%. The internet retail area was especially productive, and several home improvement retailers also excelled. Notable showings also came from food, beverage, and tobacco companies.

Health care stocks did best, climbing about 7%, a fraction better than consumer services. Merger-and-acquisition activity, vibrant drug pipelines, and favorable long-term demographic and economic trends lifted results despite stumbles in the health care technology subsector.

Information technology, the largest sector, returned about 5%. Gains from internet and software firms were partially offset by poor returns from computer hardware and semiconductor companies.

The financial sector, the portfolio’s second-largest, retreated, returning a bit more than –1%. REITs (real estate investment trusts) and banks managed small returns, but asset managers and consumer finance companies declined.

The portfolio’s long-term record reflects expertise and low costs
For the decade through December 2015, the Total Stock Market Index Portfolio recorded an average annual return of 7.27%. This result was close to that of the portfolio’s target benchmark, the S&P Total Market Index, which has no transaction costs or operating expenses.

Vanguard Equity Investment Group, the advisor overseeing the portfolio, has a long track record of successfully tracking indexes. This wasn’t easy to do during the extreme market volatility that accompanied the financial crisis of 2008–2009. The advisor was helped by the portfolio’s low expenses, which are far below the average for its peer group. For the decade, the portfolio outperformed the 5.67% average annual result of its peers.

Total Returns
		Ten Years Ended
		December 31, 2015
	Year Ended	Average
	December 31, 2015	Annual Return
Vanguard Total Stock Market Index Portfolio	0.37%	7.27%
S&P Total Market Index	0.47	7.35
Variable Insurance Multi-Cap Core Funds Average[1]	-2.16	5.67

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios2
Your Portfolio Compared With Its Peer Group

Variable Insurance
	Acquired Fund	Multi-Cap
	Fees and	Core Funds
	Expenses	Average
Total Stock Market Index Portfolio	0.17%	0.78%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 This figure—drawn from the prospectus dated April 30, 2015—represents an estimate of the weighted average of the annualized expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2015, the annualized acquired fund fees and expenses were 0.16%.

Vanguard Total Stock Market Index Portfolio

Portfolio Profile

As of December 31, 2015

Total Portfolio Characteristics

Yield[1]	1.5%
Acquired Fund Fees and Expenses[2]	0.17%

Volatility Measures
Portfolio Versus
Target Index[3]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Equity Index Portfolio	81.4%
Vanguard Extended Market Index Fund	18.6

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated April 30, 2015—represents an estimate of the weighted average of the annualized expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2015, the annualized acquired fund fees and expenses were 0.16%.
3 S&P Total Market Index.

Vanguard Total Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2005–December 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2015			of a $10,000
	One Year	Five Years	Ten Years	Investment
Total Stock Market Index Portfolio	0.37%	12.00%	7.27%	$20,165
S&P Total Market Index	0.47	12.11	7.35	20,321
Variable Insurance Multi-Cap Core
Funds Average[1]	-2.16	8.90	5.67	17,360

Fiscal Year Total Returns (%): December 31, 2005–December 31, 2015

Total Stock Market Index Portfolio
S&P Total Market Index

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Total Stock Market Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Variable Insurance Fund—Equity Index Portfolio	41,593,606	1,382,988
Vanguard Extended Market Index Fund Investor Shares	4,965,840	315,877
		1,698,865
Total Investments (100.0%) (Cost $1,506,758)		1,698,865

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Receivables for Investment Securities Sold		502
Receivables for Capital Shares Issued		137
Total Other Assets		639
Liabilities
Payables for Capital Shares Redeemed		(316)
Other Liabilities		(321)
Total Liabilities		(637)
Net Assets (100%)
Applicable to 52,985,412 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,698,867
Net Asset Value Per Share		$32.06

At December 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	1,414,614
Undistributed Net Investment Income	25,347
Accumulated Net Realized Gains	66,799
Unrealized Appreciation (Depreciation)	192,107
Net Assets	1,698,867

• See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Stock Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2015
($000)
Investment Income
Income
Income Distributions Received	25,594
Net Investment Income—Note B	25,594
Realized Net Gain (Loss)
Capital Gain Distributions Received	40,095
Affiliated Investment Securities Sold	26,729
Realized Net Gain (Loss)	66,824
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(87,522)
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,896

Statement of Changes in Net Assets

	Year Ended December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	25,594	21,095
Realized Net Gain (Loss)	66,824	53,985
Change in Unrealized Appreciation (Depreciation)	(87,522)	75,415
Net Increase (Decrease) in Net Assets Resulting from Operations	4,896	150,495
Distributions
Net Investment Income	(21,231)	(17,329)
Realized Capital Gain[1]	(53,936)	(68,740)
Total Distributions	(75,167)	(86,069)
Capital Share Transactions
Issued	225,941	397,660
Issued in Lieu of Cash Distributions	75,167	86,069
Redeemed	(160,713)	(128,564)
Net Increase (Decrease) from Capital Share Transactions	140,395	355,165
Total Increase (Decrease)	70,124	419,591
Net Assets
Beginning of Period	1,628,743	1,209,152
End of Period[2]	1,698,867	1,628,743

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $834,000 and $385,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $25,347,000 and $20,984,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Stock Market Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$33.46	$32.01	$25.32	$23.63	$24.44
Investment Operations
Net Investment Income	.480	.506[1]	.454	.442	.364[1]
Capital Gain Distributions Received	.672	.462[1]	.560	.858	.649[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(1.019)	2.717	7.116	2.488	(.753)
Total from Investment Operations	.133	3.685	8.130	3.788	.260
Distributions
Dividends from Net Investment Income	(.433)	(.450)	(.435)	(.428)	(.340)
Distributions from Realized Capital Gains	(1.100)	(1.785)	(1.005)	(1.670)	(.730)
Total Distributions	(1.533)	(2.235)	(1.440)	(2.098)	(1.070)
Net Asset Value, End of Period	$32.06	$33.46	$32.01	$25.32	$23.63

Total Return	0.37%	12.29%	33.28%	16.33%	0.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,699	$1,629	$1,209	$903	$786
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.17%	0.18%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	1.53%	1.61%	1.62%	1.83%	1.52%
Portfolio Turnover Rate	5%	9%	17%	8%	12%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Stock Market Index Portfolio

Notes to Financial Statements

Vanguard Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds and portfolios. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each portfolio is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2015, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2015, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

Vanguard Total Stock Market Index Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2015, the portfolio had $26,065,000 of ordinary income and $66,080,000 of long-term capital gains available for distribution.

At December 31, 2015, the cost of investment securities for tax purposes was $1,506,758,000. Net unrealized appreciation of investment securities for tax purposes was $192,107,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended December 31,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	6,892	12,088
Issued in Lieu of Cash Distributions	2,330	2,860
Redeemed	(4,912)	(4,045)
Net Increase (Decrease) in Shares Outstanding	4,310	10,903

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Dec. 31,		Proceeds			Dec. 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities	Dividend	Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Extended Market
Index Fund	318,948	45,604	34,041	3,699	—	315,877
Vanguard Market Liquidity Fund	213	NA1	NA1	—	—	—
Vanguard Variable Insurance
Fund—Equity Index Portfolio	1,309,738	167,419	48,010	21,895	40,095	1,382,988
Total	1,628,899	213,023	82,051	25,594	40,095	1,698,865
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2015, that would require recognition or disclosure in these financial statements.

Vanguard Total Stock Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Total Stock Market Index Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Total Stock Market Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 11, 2016

Special 2015 tax information (unaudited) for corporate shareholders only for Vanguard Total
Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2015, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $53,102,000 as capital gain dividends (from net long-term capital gains)
to shareholders during the fiscal year.

For corporate shareholders, 81.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Total Stock Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Stock Market Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Stock Market Index Portfolio	6/30/2015	12/31/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$985.25	$0.80
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.40	0.82

1 The calculations are based on the Total Stock Market Index Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Total Stock Market Index Portfolio’s annualized expense figure for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period (184/365).

Vanguard® Equity Index Portfolio

U.S. stocks registered a very small gain in 2015 as volatility affected markets worldwide. For the fiscal year ended December 31, 2015, Vanguard Equity Index Portfolio returned 1.27%, in line with its benchmark index and a bit more than the average return of peer funds.

The table below shows the returns of your portfolio and its comparative standards for the year. For additional perspective, we also present their annualized returns for the past ten years.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Energy’s double-digit decline blunted gains in several sectors
The Equity Index Portfolio invests in 500 of the largest U.S. companies, which span many different industries and account for about three-fourths of the U.S. stock market’s value. Stocks of large-capitalization companies returned more than those of smaller companies, helping the portfolio to slightly outpace the broad market.

Most segments of the U.S. economy grew, buoyed by shoppers’ overall confidence and their willingness and ability to spend. This trend benefited the consumer discretionary and consumer staples sectors, which were among the market’s top performers. Internet retailers led the way in consumer discretionary; home improvement stores and restaurants also excelled. In the consumer goods sector, notable showings came from tobacco, beverage, and packaged food companies.

The information technology and health care sectors also helped performance, although their returns paled compared with those of some robust recent periods. In IT, gains from internet and software firms were partially offset by losses from technology hardware and communications equipment companies. Merger-and-acquisition activity, vibrant drug pipelines, and favorable long-term demographic and economic trends lifted health care despite stumbles in the health care technology subsector.

Much of the contribution made by these sectors was erased by a double-digit decline in energy. The lengthy and sharp slide of oil prices punished the sector. High production levels from some leading oil-producing countries and concerns about slower growth in China, the world’s largest oil importer, fueled the decline. Natural gas prices also dropped, though not as dramatically. Some integrated oil and gas firms held up better than others, but the majority of companies engaged in production and exploration suffered.

Stocks in the financial, industrials, materials, and utilities sectors also weighed on the portfolio’s performance.

The portfolio’s low costs have helped it beat peers
For the decade through December 2015, the Equity Index Portfolio recorded an average annual return of 7.20%. This result was quite close to that of the portfolio’s target, the S&P 500 Index, which has no transaction costs or operating expenses.

Vanguard Equity Investment Group, the advisor overseeing the portfolio, has a long record of successfully tracking indexes. This was no easy feat during the extreme market volatility that accompanied the financial crisis of 2008–2009. The advisor was helped by the portfolio’s low expenses, which are far below the average for its peer group. For the decade, the portfolio outperformed the 6.05% average annual result of its peers.

Total Returns
		Ten Years Ended
		December 31, 2015
	Year Ended	Average
	December 31, 2015	Annual Return
Vanguard Equity Index Portfolio	1.27%	7.20%
S&P 500 Index	1.38	7.31
Variable Insurance Large-Cap Core Funds Average[1]	-0.24	6.05

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios2
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Large-Cap Core
	Portfolio	Funds Average
Equity Index Portfolio	0.16%	0.40%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the portfolio’s expense ratio was 0.15%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Vanguard Equity Index Portfolio

Portfolio Profile

As of December 31, 2015

Portfolio Characteristics

		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	503	504	3,960
Median Market Cap $81.0B		$81.0B	$51.4B
Price/Earnings Ratio	20.5x	20.5x	21.9x
Price/Book Ratio	2.8x	2.8x	2.7x
Yield[3]	2.0%	2.2%	2.1%
Return on Equity	18.5%	18.3%	17.2%
Earnings Growth Rate	9.2%	9.2%	9.5%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	4%	—	—
Expense Ratio[4]	0.16%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.99
Beta	1.00	0.98

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary 12.9%		12.9%	13.4%
Consumer Staples	10.1	10.1	8.8
Energy	6.5	6.5	5.9
Financials	16.5	16.5	18.3
Health Care	15.2	15.2	14.8
Industrials	10.1	10.1	10.6
Information Technology 20.5		20.5	19.8
Materials	2.8	2.8	3.1
Telecommunication
Services	2.4	2.4	2.2
Utilities	3.0	3.0	3.1

Ten Largest Holdings[5] (% of total net assets)

Apple Inc.	Technology Hardware,
	Storage & Peripherals	3.3%
Alphabet Inc.	Internet Software
	& Services	2.5
Microsoft Corp.	Systems Software	2.5
Exxon Mobil Corp.	Integrated Oil & Gas	1.8
General Electric Co.	Industrial
	Conglomerates	1.6
Johnson & Johnson	Pharmaceuticals	1.6
Amazon.com Inc.	Internet Retail	1.4
Wells Fargo & Co.	Diversified Banks	1.4
Berkshire
Hathaway Inc.	Multi-Sector Holdings	1.4
JPMorgan Chase & Co. Diversified Banks		1.4
Top Ten		18.9%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds) its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated April 30, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the expense ratio was 0.15%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2005–December 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2015			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Index Portfolio	1.27%	12.40%	7.20%	$20,048
S&P 500 Index	1.38	12.57	7.31	20,242
Variable Insurance Large-Cap Core
Funds Average[1]	-0.24	10.79	6.05	17,994
Dow Jones U.S. Total Stock Market
Float Adjusted Index	0.44	12.14	7.48	20,563

Fiscal Year Total Returns (%): December 31, 2005–December 31, 2015

Equity Index Portfolio
S&P 500 Index

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Equity Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2015

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (12.9%)
*	Amazon.com Inc.	85,462	57,763
	Home Depot Inc.	281,911	37,283
	Walt Disney Co.	338,135	35,531
	Comcast Corp. Class A	542,908	30,636
	McDonald’s Corp.	204,191	24,123
	Starbucks Corp.	330,102	19,816
	NIKE Inc. Class B	300,078	18,755
	Lowe’s Cos. Inc.	203,301	15,459
*	Priceline Group Inc.	11,069	14,112
	Ford Motor Co.	866,581	12,210
	Time Warner Cable Inc.	62,993	11,691
	Time Warner Inc.	177,751	11,495
*	Netflix Inc.	95,041	10,871
	General Motors Co.	314,827	10,707
	TJX Cos. Inc.	148,525	10,532
	Target Corp.	137,004	9,948
	Twenty-First Century
	Fox Inc. Class A	356,230	9,675
	Yum! Brands Inc.	95,945	7,009
	Johnson Controls Inc.	143,625	5,672
	Carnival Corp.	102,125	5,564
*	O’Reilly Automotive Inc.	21,897	5,549
	L Brands Inc.	56,689	5,432
	Delphi Automotive plc	62,619	5,368
*	AutoZone Inc.	6,803	5,047
	Ross Stores Inc.	90,952	4,894
	VF Corp.	75,840	4,721
	Dollar General Corp.	65,088	4,678
	CBS Corp. Class B	97,781	4,608
	Omnicom Group Inc.	53,815	4,072
*	Dollar Tree Inc.	51,787	3,999
	Royal Caribbean Cruises Ltd.	37,892	3,835
*	Chipotle Mexican Grill Inc.
	Class A	6,936	3,328
	Expedia Inc.	26,117	3,246
*	Under Armour Inc. Class A	39,767	3,206
	Viacom Inc. Class B	76,526	3,150
	Genuine Parts Co.	33,318	2,862
	Marriott International Inc.
	Class A	42,604	2,856
*	Mohawk Industries Inc.	14,078	2,666
	Newell Rubbermaid Inc.	59,035	2,602
	Hanesbrands Inc.	88,035	2,591
	Starwood Hotels & Resorts
	Worldwide Inc.	37,347	2,587
	Tractor Supply Co.	29,946	2,560
	Whirlpool Corp.	17,315	2,543
*	CarMax Inc.	45,887	2,477
	Advance Auto Parts Inc.	16,076	2,420
	Macy’s Inc.	69,023	2,414
	DR Horton Inc.	71,827	2,301
	Signet Jewelers Ltd.	17,520	2,167
	BorgWarner Inc.	49,850	2,155
*	TripAdvisor Inc.	25,217	2,150
	Interpublic Group of Cos. Inc.	90,067	2,097
	Best Buy Co. Inc.	67,691	2,061
	Kohl’s Corp.	43,271	2,061

			Market
			Value•
		Shares	($000)
	Mattel Inc.	75,458	2,050
	Coach Inc.	60,961	1,995
	Lennar Corp. Class A	39,845	1,949
	Goodyear Tire & Rubber Co.	59,284	1,937
	Harley-Davidson Inc.	42,136	1,913
	Wyndham Worldwide Corp.	25,976	1,887
	Tiffany & Co.	24,607	1,877
*	Bed Bath & Beyond Inc.	37,708	1,819
	H&R Block Inc.	51,918	1,729
*	Michael Kors Holdings Ltd.	42,559	1,705
	Hasbro Inc.	24,490	1,650
	Darden Restaurants Inc.	25,649	1,632
	Cablevision Systems Corp.
	Class A	49,523	1,580
	Nordstrom Inc.	30,546	1,522
	Harman International
	Industries Inc.	15,752	1,484
	Ralph Lauren Corp. Class A	13,232	1,475
	News Corp. Class A	109,223	1,459
*	Discovery
	Communications Inc.	57,418	1,448
	Staples Inc.	141,351	1,339
	PVH Corp.	18,105	1,333
	Gap Inc.	52,409	1,295
	Leggett & Platt Inc.	30,344	1,275
	PulteGroup Inc.	71,425	1,273
	TEGNA Inc.	49,632	1,267
	Wynn Resorts Ltd.	17,755	1,229
	Scripps Networks
	Interactive Inc. Class A	20,871	1,152
*	AutoNation Inc.	17,281	1,031
	Garmin Ltd.	26,615	989
*	Discovery Communications
	Inc. Class A	32,818	876
	GameStop Corp. Class A	23,709	665
*	Urban Outfitters Inc.	19,709	448
*	Fossil Group Inc.	9,459	346
			513,184
Consumer Staples (10.0%)
	Procter & Gamble Co.	604,824	48,029
	Coca-Cola Co.	870,187	37,383
	PepsiCo Inc.	323,900	32,364
	Philip Morris
	International Inc.	344,500	30,285
	Altria Group Inc.	435,975	25,378
	CVS Health Corp.	246,261	24,077
	Wal-Mart Stores Inc.	348,829	21,383
	Walgreens Boots
	Alliance Inc.	193,735	16,498
	Mondelez International Inc.
	Class A	353,355	15,844
	Costco Wholesale Corp.	97,272	15,709
	Colgate-Palmolive Co.	199,472	13,289
	Kimberly-Clark Corp.	80,712	10,275
	Kraft Heinz Co.	132,220	9,620
	Kroger Co.	216,438	9,054
	Reynolds American Inc.	184,356	8,508
	General Mills Inc.	132,914	7,664

			Market
			Value•
		Shares	($000)
	Constellation Brands Inc.
	Class A	38,505	5,485
*	Monster Beverage Corp.	33,622	5,008
	Archer-Daniels-Midland Co.	134,112	4,919
	Sysco Corp.	116,808	4,789
	Estee Lauder Cos. Inc.
	Class A	49,768	4,383
	Kellogg Co.	56,818	4,106
	ConAgra Foods Inc.	96,271	4,059
	Dr Pepper Snapple
	Group Inc.	41,942	3,909
	Clorox Co.	28,787	3,651
	Tyson Foods Inc. Class A	65,432	3,489
	Mead Johnson Nutrition Co.	43,581	3,441
	Molson Coors Brewing Co.
	Class B	34,960	3,283
	JM Smucker Co.	26,395	3,256
	Hershey Co.	32,190	2,874
	Whole Foods Market Inc.	75,540	2,531
	Church & Dwight Co. Inc.	28,994	2,461
	Keurig Green Mountain Inc.	26,478	2,382
	Hormel Foods Corp.	29,560	2,338
	Coca-Cola Enterprises Inc.	46,865	2,308
	Brown-Forman Corp. Class B	22,475	2,231
	McCormick & Co. Inc.	25,565	2,187
	Campbell Soup Co.	39,716	2,087
			400,537
Energy (6.5%)
	Exxon Mobil Corp.	925,527	72,145
	Chevron Corp.	418,461	37,645
	Schlumberger Ltd.	280,405	19,558
	ConocoPhillips	274,487	12,816
	Occidental Petroleum Corp.	169,845	11,483
	EOG Resources Inc.	122,282	8,656
	Phillips 66	105,540	8,633
	Valero Energy Corp.	106,535	7,533
	Halliburton Co.	190,270	6,477
	Marathon Petroleum Corp.	117,904	6,112
	Kinder Morgan Inc.	405,084	6,044
	Anadarko Petroleum Corp.	113,009	5,490
	Baker Hughes Inc.	96,985	4,476
	Pioneer Natural
	Resources Co.	33,247	4,169
	Williams Cos. Inc.	151,231	3,887
	Apache Corp.	84,089	3,739
	Spectra Energy Corp.	149,333	3,575
	Noble Energy Inc.	94,686	3,118
	Tesoro Corp.	27,063	2,852
	National Oilwell Varco Inc.	84,422	2,827
	Devon Energy Corp.	85,023	2,721
*	Cameron International Corp.	42,157	2,664
	Hess Corp.	52,986	2,569
	Marathon Oil Corp.	149,083	1,877
	Cimarex Energy Co.	20,806	1,860
	EQT Corp.	33,557	1,749
	Columbia Pipeline Group Inc.	85,651	1,713
	Cabot Oil & Gas Corp.	90,724	1,605
*	FMC Technologies Inc.	50,610	1,468
	Helmerich & Payne Inc.	23,728	1,271

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
*	Newfield Exploration Co.	35,438	1,154
	ONEOK Inc.	45,612	1,125
^	Transocean Ltd.	75,158	930
	Range Resources Corp.	37,281	917
	Murphy Oil Corp.	36,637	823
	Ensco plc Class A	52,129	802
*	Southwestern Energy Co.	85,575	608
^	Chesapeake Energy Corp.	114,143	514
	CONSOL Energy Inc.	49,606	392
	Diamond Offshore
	Drilling Inc.	14,976	316
			258,313
Financials (16.5%)
	Wells Fargo & Co.	1,033,360	56,174
	JPMorgan Chase & Co.	818,432	54,041
*	Berkshire Hathaway Inc.
	Class B	385,063	50,844
	Bank of America Corp.	2,314,846	38,959
	Citigroup Inc.	662,327	34,275
	American International
	Group Inc.	275,060	17,046
	Goldman Sachs Group Inc.	88,266	15,908
	US Bancorp	365,582	15,599
	Simon Property Group Inc.	68,818	13,381
	American Express Co.	185,990	12,936
	MetLife Inc.	247,168	11,916
	PNC Financial Services
	Group Inc.	112,996	10,770
	Morgan Stanley	335,216	10,663
	Bank of New York Mellon
	Corp.	243,768	10,048
	BlackRock Inc.	28,078	9,561
	American Tower
	Corporation	94,240	9,137
	Charles Schwab Corp.	266,361	8,771
	Capital One Financial Corp.	118,328	8,541
	ACE Ltd.	72,093	8,424
	Prudential Financial Inc.	99,865	8,130
	Public Storage	32,729	8,107
	Travelers Cos. Inc.	67,651	7,635
	CME Group Inc.	75,235	6,816
	Intercontinental
	Exchange Inc.	26,275	6,733
	Chubb Corp.	50,573	6,708
	Equity Residential	81,004	6,609
	BB&T Corp.	173,490	6,560
	Marsh & McLennan
	Cos. Inc.	116,671	6,469
	Crown Castle International
	Corp.	74,229	6,417
	State Street Corp.	89,700	5,953
	McGraw Hill Financial Inc.	60,145	5,929
	Aflac Inc.	94,664	5,670
	Aon plc	61,486	5,670
*	Synchrony Financial	185,439	5,639
	AvalonBay Communities Inc.	30,320	5,583
	Welltower Inc.	78,731	5,356
	Allstate Corp.	85,684	5,320
	Discover Financial Services	95,843	5,139
	Prologis Inc.	116,621	5,005
	SunTrust Banks Inc.	114,031	4,885
	Boston Properties Inc.	33,887	4,322
	M&T Bank Corp.	35,659	4,321
	Ventas Inc.	74,097	4,181
	Ameriprise Financial Inc.	39,227	4,175
*	Berkshire Hathaway Inc.
	Class A	21	4,154
	Equinix Inc.	13,724	4,150
	Progressive Corp.	129,179	4,108
	T. Rowe Price Group Inc.	56,439	4,035

			Market
			Value•
		Shares	($000)
	Hartford Financial Services
	Group Inc.	91,264	3,966
	HCP Inc.	103,431	3,955
	Vornado Realty Trust	39,494	3,948
	Moody’s Corp.	38,340	3,847
	Fifth Third Bancorp	176,514	3,548
	Essex Property Trust Inc.	14,687	3,516
	General Growth
	Properties Inc.	128,782	3,504
	Northern Trust Corp.	48,047	3,464
	Weyerhaeuser Co.	114,055	3,419
	Invesco Ltd.	94,254	3,156
	Franklin Resources Inc.	85,424	3,145
	Realty Income Corp.	54,909	2,835
	Regions Financial Corp.	291,153	2,795
	Lincoln National Corp.	55,350	2,782
	Principal Financial Group Inc.	60,064	2,702
	XL Group plc Class A	66,443	2,603
	Host Hotels & Resorts Inc.	165,718	2,542
	SL Green Realty Corp.	21,954	2,480
	KeyCorp	185,882	2,452
	Loews Corp.	63,127	2,424
	Kimco Realty Corp.	91,022	2,408
	Macerich Co.	29,577	2,387
*	CBRE Group Inc. Class A	63,816	2,207
	Huntington Bancshares Inc. 176,645		1,954
*	E*TRADE Financial Corp.	65,151	1,931
*	Affiliated Managers
	Group Inc.	12,008	1,918
	Cincinnati Financial Corp.	32,315	1,912
	Plum Creek Timber Co. Inc.	38,669	1,845
	Unum Group	54,823	1,825
	Comerica Inc.	39,028	1,633
	Nasdaq Inc.	25,917	1,508
	Torchmark Corp.	25,634	1,465
	Apartment Investment &
	Management Co.	34,533	1,382
	Leucadia National Corp.	74,414	1,294
	Zions Bancorporation	44,595	1,217
	Assurant Inc.	14,587	1,175
	Iron Mountain Inc.	42,269	1,142
	People’s United
	Financial Inc.	68,026	1,099
	Legg Mason Inc.	24,224	950
	Navient Corp.	82,235	942
			656,050
Health Care (15.1%)
	Johnson & Johnson	615,150	63,188
	Pfizer Inc.	1,372,370	44,300
	Merck & Co. Inc.	621,061	32,804
	Gilead Sciences Inc.	320,438	32,425
*	Allergan plc	87,619	27,381
	Amgen Inc.	167,746	27,230
	Bristol-Myers Squibb Co.	370,896	25,514
	UnitedHealth Group Inc.	211,900	24,928
	Medtronic plc	312,647	24,049
	AbbVie Inc.	363,474	21,532
*	Celgene Corp.	174,680	20,920
	Eli Lilly & Co.	217,009	18,285
*	Biogen Inc.	49,558	15,182
	Abbott Laboratories	331,630	14,893
*	Express Scripts Holding Co. 150,410		13,147
	Thermo Fisher Scientific Inc.	88,739	12,588
	McKesson Corp.	51,174	10,093
*	Alexion Pharmaceuticals Inc.	50,103	9,557
*	Regeneron
	Pharmaceuticals Inc.	17,263	9,372
	Aetna Inc.	77,586	8,389
	Cigna Corp.	57,309	8,386
	Anthem Inc.	58,058	8,096

			Market
			Value•
		Shares	($000)
	Becton Dickinson and Co.	46,947	7,234
*	Vertex Pharmaceuticals Inc.	54,685	6,881
	Stryker Corp.	70,288	6,533
	Cardinal Health Inc.	73,169	6,532
*	Illumina Inc.	32,462	6,231
	Humana Inc.	33,044	5,899
*	Boston Scientific Corp.	299,062	5,515
*	Mylan NV	91,832	4,965
	Zoetis Inc.	101,171	4,848
*	HCA Holdings Inc.	70,580	4,773
	Baxalta Inc.	120,693	4,711
	Perrigo Co. plc	32,554	4,711
	Baxter International Inc.	121,693	4,643
*	Intuitive Surgical Inc.	8,312	4,540
	AmerisourceBergen Corp.
	Class A	43,206	4,481
*	Cerner Corp.	67,276	4,048
	Zimmer Biomet Holdings Inc. 38,108		3,909
	St. Jude Medical Inc.	62,879	3,884
*	Edwards Lifesciences Corp.	48,022	3,793
	CR Bard Inc.	16,264	3,081
	Agilent Technologies Inc.	73,031	3,053
*	Henry Schein Inc.	18,350	2,903
*	Endo International plc	46,012	2,817
*	Laboratory Corp. of
	America Holdings	22,578	2,792
*	DaVita HealthCare
	Partners Inc.	37,604	2,621
*	Waters Corp.	18,107	2,437
	Universal Health Services
	Inc. Class B	20,052	2,396
	Quest Diagnostics Inc.	31,480	2,239
*	Mallinckrodt plc	25,761	1,923
	DENTSPLY International Inc.	30,704	1,868
*	Varian Medical Systems Inc.	21,872	1,767
	PerkinElmer Inc.	24,856	1,331
	Patterson Cos. Inc.	19,000	859
*	Tenet Healthcare Corp.	21,694	657
			603,134
Industrials (10.0%)
	General Electric Co.	2,098,242	65,360
	3M Co.	136,937	20,628
	Boeing Co.	140,056	20,251
	Honeywell International Inc. 171,423		17,754
	United Technologies Corp.	183,438	17,623
	United Parcel Service Inc.
	Class B	154,795	14,896
	Union Pacific Corp.	189,966	14,855
	Lockheed Martin Corp.	58,806	12,770
	Danaher Corp.	132,592	12,315
	General Dynamics Corp.	66,132	9,084
	Delta Air Lines Inc.	175,332	8,888
	Caterpillar Inc.	129,533	8,803
	FedEx Corp.	58,455	8,709
	Raytheon Co.	66,710	8,307
	Northrop Grumman Corp.	40,347	7,618
	Precision Castparts Corp.	30,590	7,097
	Emerson Electric Co.	145,610	6,965
	Illinois Tool Works Inc.	72,610	6,729
	Southwest Airlines Co.	145,089	6,248
	American Airlines Group Inc. 140,208		5,938
	CSX Corp.	216,649	5,622
	Norfolk Southern Corp.	66,261	5,605
	Eaton Corp. plc	102,577	5,338
	Deere & Co.	69,391	5,292
	Waste Management Inc.	92,535	4,939
*	United Continental
	Holdings Inc.	83,005	4,756
	Roper Technologies Inc.	22,457	4,262
	Nielsen Holdings plc	81,245	3,786

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	PACCAR Inc.	77,930	3,694
	Stanley Black & Decker Inc.	33,127	3,536
	Ingersoll-Rand plc	58,379	3,228
	Cummins Inc.	36,484	3,211
	Rockwell Automation Inc.	29,556	3,033
	Tyco International plc	94,035	2,999
	Parker-Hannifin Corp.	30,612	2,969
	Equifax Inc.	26,020	2,898
	AMETEK Inc.	53,004	2,840
	Rockwell Collins Inc.	28,961	2,673
*	Verisk Analytics Inc. Class A	34,672	2,666
	Fastenal Co.	64,068	2,615
	WW Grainger Inc.	12,730	2,579
	Textron Inc.	60,890	2,558
	Republic Services Inc.
	Class A	53,202	2,340
*	Stericycle Inc.	18,712	2,257
	Snap-on Inc.	12,736	2,183
	Masco Corp.	75,955	2,150
	Dover Corp.	34,354	2,106
	L-3 Communications
	Holdings Inc.	17,581	2,101
	Pentair plc	40,074	1,985
	CH Robinson Worldwide Inc.	31,982	1,984
	Expeditors International of
	Washington Inc.	41,858	1,888
	Kansas City Southern	24,157	1,804
	Cintas Corp.	19,650	1,789
*	United Rentals Inc.	21,258	1,542
	Fluor Corp.	32,476	1,533
	JB Hunt Transport
	Services Inc.	20,280	1,488
	Xylem Inc.	40,048	1,462
	Robert Half International Inc.	29,639	1,397
	Allegion plc	21,093	1,390
	ADT Corp.	37,878	1,249
	Flowserve Corp.	29,644	1,247
*	Jacobs Engineering
	Group Inc.	27,772	1,165
	Pitney Bowes Inc.	44,658	922
	Dun & Bradstreet Corp.	8,067	838
*	Quanta Services Inc.	35,794	725
	Ryder System Inc.	11,783	670
			400,152
Information Technology (20.6%)
	Apple Inc.	1,239,459	130,465
	Microsoft Corp.	1,775,844	98,524
*	Facebook Inc. Class A	504,788	52,831
*	Alphabet Inc. Class A	64,772	50,393
*	Alphabet Inc.	66,061	50,132
	Intel Corp.	1,049,089	36,141
	Visa Inc. Class A	432,758	33,560
	Cisco Systems Inc.	1,128,543	30,646
	International Business
	Machines Corp.	198,452	27,311
	Oracle Corp.	711,777	26,001
	MasterCard Inc. Class A	220,150	21,434
	QUALCOMM Inc.	334,163	16,703
	Accenture plc Class A	138,965	14,522
	Texas Instruments Inc.	225,569	12,363
	EMC Corp.	431,054	11,069
*	salesforce.com inc	138,820	10,883
*	Adobe Systems Inc.	110,979	10,425
*	PayPal Holdings Inc.	247,174	8,948
	Automatic Data
	Processing Inc.	102,433	8,678
	Avago Technologies Ltd.
	Class A	58,102	8,434
*	Cognizant Technology
	Solutions Corp. Class A	135,244	8,117

			Market
			Value•
		Shares	($000)
	Broadcom Corp. Class A	124,768	7,214
*	eBay Inc.	247,174	6,792
*	Yahoo! Inc.	193,179	6,425
	Hewlett Packard
	Enterprise Co.	399,840	6,078
	Intuit Inc.	58,359	5,632
	TE Connectivity Ltd.	85,479	5,523
	Corning Inc.	261,788	4,785
	HP Inc.	401,640	4,755
*	Electronic Arts Inc.	69,160	4,753
	Applied Materials Inc.	254,304	4,748
*	Fiserv Inc.	50,530	4,621
	Activision Blizzard Inc.	112,181	4,343
	Analog Devices Inc.	69,103	3,823
	Fidelity National Information
	Services Inc.	61,774	3,744
	Paychex Inc.	70,699	3,739
*	Alliance Data Systems Corp.	13,509	3,736
	NVIDIA Corp.	112,506	3,708
	Amphenol Corp. Class A	68,000	3,552
*	Micron Technology Inc.	241,399	3,418
	SanDisk Corp.	44,841	3,407
*	Red Hat Inc.	40,368	3,343
	Skyworks Solutions Inc.	42,087	3,234
	Symantec Corp.	150,552	3,162
	Western Digital Corp.	50,895	3,056
*	Autodesk Inc.	49,971	3,045
	Lam Research Corp.	35,225	2,798
	Xilinx Inc.	56,876	2,671
*	Citrix Systems Inc.	33,996	2,572
	Seagate Technology plc	66,550	2,440
	KLA-Tencor Corp.	35,093	2,434
	Motorola Solutions Inc.	35,363	2,421
	Harris Corp.	27,659	2,404
	Linear Technology Corp.	52,697	2,238
	Xerox Corp.	209,117	2,223
	Juniper Networks Inc.	77,971	2,152
	Microchip Technology Inc.	46,007	2,141
*	Akamai Technologies Inc.	39,052	2,055
	Western Union Co.	113,599	2,035
	CA Inc.	69,547	1,986
*	VeriSign Inc.	21,950	1,918
	Total System Services Inc.	37,248	1,855
	NetApp Inc.	65,973	1,750
*	Qorvo Inc.	31,049	1,580
*	F5 Networks Inc.	15,806	1,533
*	First Solar Inc.	16,425	1,084
	CSRA Inc.	30,114	903
	FLIR Systems Inc.	30,963	869
*	Teradata Corp.	29,208	772
			823,050
Materials (2.8%)
	EI du Pont de Nemours
	& Co.	194,912	12,981
	Dow Chemical Co.	250,048	12,873
	Monsanto Co.	97,880	9,643
	LyondellBasell Industries
	NV Class A	79,996	6,952
	Ecolab Inc.	59,175	6,769
	Praxair Inc.	63,334	6,485
	PPG Industries Inc.	59,746	5,904
	Air Products &
	Chemicals Inc.	43,135	5,612
	Sherwin-Williams Co.	17,593	4,567
	International Paper Co.	91,806	3,461
	Nucor Corp.	71,060	2,864
	Alcoa Inc.	288,779	2,850
	Vulcan Materials Co.	29,677	2,818
	WestRock Co.	57,640	2,630
	Eastman Chemical Co.	32,806	2,215

			Market
			Value•
		Shares	($000)
	Ball Corp.	30,372	2,209
	International Flavors &
	Fragrances Inc.	17,742	2,123
	CF Industries Holdings Inc.	51,465	2,100
	Newmont Mining Corp.	115,581	2,079
	Airgas Inc.	14,879	2,058
	Mosaic Co.	74,343	2,051
	Martin Marietta
	Materials Inc.	14,824	2,025
	Sealed Air Corp.	45,196	2,016
	Freeport-McMoRan Inc.	256,990	1,740
	Avery Dennison Corp.	20,128	1,261
	FMC Corp.	29,394	1,150
*	Owens-Illinois Inc.	35,769	623
			110,059
Telecommunication Services (2.4%)
	AT&T Inc.	1,367,726	47,063
	Verizon
	Communications Inc.	904,608	41,811
*	Level 3
	Communications Inc.	64,165	3,488
	CenturyLink Inc.	123,674	3,112
	Frontier Communications
	Corp.	254,202	1,187
			96,661
Utilities (3.0%)
	Duke Energy Corp.	153,112	10,931
	NextEra Energy Inc.	102,389	10,637
	Southern Co.	202,092	9,456
	Dominion Resources Inc.	131,868	8,920
	American Electric Power
	Co. Inc.	109,163	6,361
	PG&E Corp.	109,125	5,804
	Exelon Corp.	204,523	5,680
	PPL Corp.	149,369	5,098
	Sempra Energy	52,511	4,937
	Public Service Enterprise
	Group Inc.	112,487	4,352
	Edison International	71,813	4,252
	Consolidated Edison Inc.	65,267	4,195
	Xcel Energy Inc.	112,840	4,052
	Eversource Energy	70,534	3,602
	WEC Energy Group Inc.	70,202	3,602
	DTE Energy Co.	39,948	3,203
	FirstEnergy Corp.	94,102	2,986
	Entergy Corp.	39,293	2,686
	Ameren Corp.	54,011	2,335
	CMS Energy Corp.	60,860	2,196
	SCANA Corp.	31,351	1,896
	CenterPoint Energy Inc.	93,989	1,726
	AGL Resources Inc.	26,404	1,685
	Pinnacle West Capital Corp.	24,357	1,570
	Pepco Holdings Inc.	55,476	1,443
	AES Corp.	149,070	1,427
	TECO Energy Inc.	51,849	1,382
	NiSource Inc.	68,951	1,345
	NRG Energy Inc.	72,774	856
			118,615
Total Common Stocks
(Cost $3,079,835)			3,979,755

Vanguard Equity Index Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.1%)[1] Money Market Fund (0.1%) [2,3] Vanguard Market Liquidity
Fund, 0.363%	1,615,401	1,615

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%) [4,5] Federal Home Loan Bank Discount Notes,
0.245%, 3/2/16	500	500
[4,5] Federal Home Loan Bank Discount Notes,
0.501%, 5/3/16	500	499
		999
Total Temporary Cash Investments
(Cost $2,614)		2,614
Total Investments (99.9%)
(Cost $3,082,449)		3,982,369

		Amount
		($000)
Other Assets and Liabilities (0.1%) Other Assets
Investment in Vanguard		352
Receivables for Accrued Income		5,308
Receivables for Capital Shares Issued		22,401
Total Other Assets		28,061
Liabilities
Payables for Investment
Securities Purchased		(19,345)
Collateral for Securities on Loan		(761)
Payables for Capital Shares Redeemed		(1,913)
Payables to Vanguard		(3,553)
Other Liabilities		(41)
Total Liabilities		(25,613)
Net Assets (100%) Applicable to 119,839,050 outstanding $.001 par value shares of beneficial
interest (unlimited authorization)		3,984,817
Net Asset Value Per Share		$33.25

At December 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	2,923,330
Undistributed Net Investment Income	87,332
Accumulated Net Realized Gains	74,223
Unrealized Appreciation (Depreciation)
Investment Securities	899,920
Futures Contracts	12
Net Assets	3,984,817

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $699,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.9% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $761,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $399,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Statement of Operations

Year Ended
December 31, 2015
($000)
Investment Income
Income
Dividends	97,126
Interest[1]	35
Securities Lending	96
Total Income	97,257
Expenses
The Vanguard Group—Note B
Investment Advisory Services	621
Management and Administrative	4,337
Marketing and Distribution	758
Custodian Fees	69
Auditing Fees	64
Shareholders’ Reports	39
Trustees’ Fees and Expenses	2
Total Expenses	5,890
Net Investment Income	91,367
Realized Net Gain (Loss)
Investment Securities Sold	74,803
Futures Contracts	114
Realized Net Gain (Loss)	74,917
Change in Unrealized Appreciation
(Depreciation)
Investment Securities (119,458)
Futures Contracts	(458)
Change in Unrealized Appreciation
(Depreciation) (119,916)
Net Increase (Decrease) in Net Assets
Resulting from Operations	46,368
1 Interest income from an affiliated company of the portfolio was $32,000.

Statement of Changes in Net Assets

	Year Ended December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	91,367	63,178
Realized Net Gain (Loss)	74,917	118,137
Change in Unrealized Appreciation (Depreciation)	(119,916)	245,427
Net Increase (Decrease) in Net Assets Resulting from Operations	46,368	426,742
Distributions
Net Investment Income	(63,303)	(55,364)
Realized Capital Gain[1]	(115,925)	(61,250)
Total Distributions	(179,228)	(116,614)
Capital Share Transactions
Issued	608,805	615,339
Issued in Lieu of Cash Distributions	179,228	116,614
Redeemed	(454,226)	(457,588)
Net Increase (Decrease) from Capital Share Transactions	333,807	274,365
Total Increase (Decrease)	200,947	584,493
Net Assets
Beginning of Period	3,783,870	3,199,377
End of Period[2]	3,984,817	3,783,870

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $2,114,000 and $2,793,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $87,332,000 and $59,268,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$34.44	$31.50	$24.93	$22.85	$23.51
Investment Operations
Net Investment Income	.759[1]	.587	.545	.512	.466
Net Realized and Unrealized Gain (Loss)
on Investments	(.338)	3.522	7.235	3.062	.034
Total from Investment Operations	.421	4.109	7.780	3.574	.500
Distributions
Dividends from Net Investment Income	(.569)	(.555)	(.505)	(.474)	(.390)
Distributions from Realized Capital Gains	(1.042)	(.614)	(.705)	(1.020)	(.770)
Total Distributions	(1.611)	(1.169)	(1.210)	(1.494)	(1.160)
Net Asset Value, End of Period	$33.25	$34.44	$31.50	$24.93	$22.85

Total Return	1.27%	13.51%	32.18%	15.86%	1.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,985	$3,784	$3,199	$2,418	$2,132
Ratio of Total Expenses to Average Net Assets	0.15%	0.16%	0.16%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.31%[1]	1.88%	1.96%	2.13%	1.92%
Portfolio Turnover Rate	4%	7%	8%	9%	8%

1 Net investment income per share and the ratio of net investment income to average net assets include $.13 and 0.35%, respectively, resulting from a special dividend from Medtronic plc in January 2015.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Notes to Financial Statements

Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2015, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount

Vanguard Equity Index Portfolio

owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2015, the portfolio had contributed to Vanguard capital in the amount of $352,000, representing 0.01% of the portfolio’s net assets and 0.14% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,979,755	—	—
Temporary Cash Investments	1,615	999	—
Futures Contracts—Liabilities[1]	(40)	—	—
Total	3,981,330	999	—
1 Represents variation margin on the last day of the reporting period.

Vanguard Equity Index Portfolio

D. At December 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2016	42	4,274	12

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2015, the portfolio had $91,075,000 of ordinary income and $73,711,000 of long-term capital gains available for distribution.

At December 31, 2015, the cost of investment securities for tax purposes was $3,082,449,000. Net unrealized appreciation of investment securities for tax purposes was $899,920,000, consisting of unrealized gains of $1,147,303,000 on securities that had risen in value since their purchase and $247,383,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2015, the portfolio purchased $395,028,000 of investment securities and sold $149,640,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	18,193	18,705
Issued in Lieu of Cash Distributions	5,441	3,807
Redeemed	(13,658)	(14,225)
Net Increase (Decrease) in Shares Outstanding	9,976	8,287

At December 31, 2015, two shareholders (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annunity contract holders and Vanguard Total Stock Market Index Portfolio), were each the record or beneficial owner of 30% or more of the portfolio’s net assets, with a combined ownership of 71%. If one of these shareholders were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2015, that would require recognition or disclosure in these financial statements.

Vanguard Equity Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Equity Index Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 11, 2016

Special 2015 tax information (unaudited) for corporate shareholders only for Vanguard Equity
Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2015, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $113,811,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 84.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	6/30/2015	12/31/2015	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,000.90	$0.81
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.40	0.82

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of
the Board. Principal Occupation(s) During the Past
Five Years and Other Experience: Chairman of the
Board of The Vanguard Group, Inc., and of each of
the investment companies served by The Vanguard
Group, since January 2010; Director of The Vanguard
Group since 2008; Chief Executive Officer and
President of The Vanguard Group, and of each of
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing
Corporation; Managing Director of The Vanguard
Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years and
Other Experience: Executive Chief Staff and
Marketing Officer for North America and Corporate
Vice President (retired 2008) of Xerox Corporation
(document management products and services);
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of
Technology; Director of SPX Corporation (multi-industry
manufacturing), the United Way of Rochester, the
University of Rochester Medical Center, Monroe
Community College Foundation, and North Carolina
A&T University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years and Other
Experience: Chairman and Chief Executive Officer
(retired 2009) and President (2006–2008) of
Rohm and Haas Co. (chemicals); Director of Tyco
International PLC (diversified manufacturing and
services), Hewlett-Packard Co. (electronic computer
manufacturing), and Delphi Automotive PLC
(automotive components); Senior Advisor at New
Mountain Capital.

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Sciences, and Professor of Communication, Annenberg
School for Communication, with secondary faculty
appointments in the Department of Philosophy, School
of Arts and Sciences, and at the Graduate School of
Education, University of Pennsylvania; Trustee of the
National Constitution Center; Chair of the Presidential
Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years and
Other Experience: Corporate Vice President and
Chief Global Diversity Officer (retired 2008) and
Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer
(retired 2009) of Cummins Inc. (industrial machinery);
Chairman of the Board of Hillenbrand, Inc. (specialized
consumer services), and of Oxfam America; Director
of SKF AB (industrial machinery), Hyster-Yale Materials
Handling, Inc. (forklift trucks), the Lumina Foundation
for Education, and the V Foundation for Cancer
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.

Mark Loughridge
Born 1953. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Senior Vice President and Chief Financial
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.

Scott C. Malpass
Born 1962. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Chief Investment Officer and Vice
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of
TIFF Advisory Services, Inc., and Catholic Investment
Services, Inc. (investment advisors); Member of
the Investment Advisory Committee of Major
League Baseball.

André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment
firm); Director of Rand Merchant Bank; Overseer of
the Museum of Fine Arts Boston.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem
Born 1967. Treasurer Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Principal of The Vanguard Group,
Inc.; Treasurer of each of the investment companies
served by The Vanguard Group; Controller of each of
the investment companies served by The Vanguard
Group (2010–2015); Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
investment companies served by The Vanguard Group;
Treasurer of each of the investment companies served
by The Vanguard Group (1998–2008).

Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Head of Global Fund Accounting
at The Vanguard Group, Inc.; Controller of each of the
investment companies served by The Vanguard Group;
Head of International Fund Services at The Vanguard
Group (2008–2014).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years and Other
Experience: Managing Director of The Vanguard
Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
Marketing Corporation.

Vanguard Senior ManagementTeam

Mortimer J. Buckley	Chris D. McIsaac
Kathleen C. Gubanich	James M. Norris
Paul A. Heller	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Annuity and Insurance Services > 800-522-5555

Institutional Investor Services > 800-523-1036

Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or
by calling Vanguard at 800-662-2739. The guidelines
are also available from the SEC’s website, sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either vanguard.com/proxyreporting or sec.gov.

All comparative mutual fund data are from Lipper, a	CFA® is a trademark owned by CFA Institute.
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.	The S&P 500 Index is a product of S&P Dow Jones
Indices LLC (“SPDJI”), and has been licensed for
You can review and copy information about your portfolio	use by Vanguard. Standard & Poor’s® and S&P®
at the SEC’s Public Reference Room in Washington, D.C.	are registered trademarks of Standard & Poor’s
To find out more about this public service, call the SEC	Financial Services LLC (“S&P”); Dow Jones® is
at 202-551-8090. Information about your portfolio is also	a registered trademark of Dow Jones Trademark
available on the SEC’s website, and you can receive copies	Holdings LLC (“Dow Jones”); S&P® and S&P 500®
of this information, for a fee, by sending a request in either	are trademarks of S&P; and these trademarks have
of two ways: via e-mail addressed to publicinfo@sec.gov	been licensed for use by SPDJI and sublicensed for
or via regular mail addressed to the Public Reference	certain purposes by Vanguard. Vanguard’s product(s)
Section, Securities and Exchange Commission,	are not sponsored, endorsed, sold or promoted by
Washington, DC 20549-1520.	SPDJI, Dow Jones, S&P, or their respective affiliates
and none of such parties make any representation
The funds or securities referred to herein that are	regarding the advisability of investing in such
offered by The Vanguard Group and track an MSCI	product(s) nor do they have any liability for any
index are not sponsored, endorsed, or promoted by	errors, omissions, or interruptions of the
MSCI, and MSCI bears no liability with respect to any	S&P 500 Index.
such funds or securities. For such funds or securities,
the prospectus or the Statement of Additional
Information contains a more detailed description	© 2016 The Vanguard Group, Inc.
All rights reserved.
of the limited relationship MSCI has with The	Vanguard Marketing Corporation, Distributor.
Vanguard Group.
Q690 022016

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended December 31, 2015: $539,000 Fiscal Year Ended December 31, 2014: $578,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2015: $7,000,200
Fiscal Year Ended December 31, 2014: $6,605,127

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended December 31, 2015: $2,899,096
Fiscal Year Ended December 31, 2014: $2,176,479

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended December 31, 2015: $353,389
Fiscal Year Ended December 31, 2014: $316,869

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended December 31, 2015: $202,313
Fiscal Year Ended December 31, 2014: $198,163

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2015: $555,702
Fiscal Year Ended December 31, 2014: $515,032

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics. (b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date:	February 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date:	February 18, 2016

VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date:	February 18, 2016

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.